UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          May 31, 2009

Date of reporting period:         May 31, 2009


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

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                                   (GRAPHIC)

Annual Report
May 31, 2009

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM)

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Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
WealthBuilder Conservative Allocation Portfolio ..........................     6
WealthBuilder Moderate Balanced Portfolio ................................    10
WealthBuilder Growth Balanced Portfolio ..................................    14
WealthBuilder Growth Allocation Portfolio ................................    18
WealthBuilder Equity Portfolio ...........................................    22
WealthBuilder Tactical Equity Portfolio ..................................    26
FUND EXPENSES ............................................................    30
PORTFOLIO OF INVESTMENTS
WealthBuilder Conservative Allocation Portfolio ..........................    31
WealthBuilder Moderate Balanced Portfolio ................................    33
WealthBuilder Growth Balanced Portfolio ..................................    35
WealthBuilder Growth Allocation Portfolio ................................    37
WealthBuilder Equity Portfolio ...........................................    39
WealthBuilder Tactical Equity Portfolio ..................................    40
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    42
Statements of Operations .................................................    44
Statements of Changes in Net Assets ......................................    46
Financial Highlights .....................................................    50
NOTES TO FINANCIAL STATEMENTS ............................................    52
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................    59
OTHER INFORMATION ........................................................    60
LIST OF ABBREVIATIONS ....................................................    68

The views expressed are as of May 31, 2009, and are those of the Portfolio managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978   ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
       PORTFOLIO MANAGEMENT.

1985   ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
       "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY
       MODELS INDICATE WILL PERFORM BETTER.

1994   INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
       OVER SPECIFIC TIME HORIZONS.

1997   WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF
       FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999   REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO
       THE WELLS FARGO FUNDS(R).

2003   EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
       MONTGOMERY ASSET MANAGEMENT, LLC.

2004   ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING
       THE COOKE & BIELER VALUE FUNDS.

2005   WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO
       ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT
       AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006   ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
       WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO
       REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE
       FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR WELLS FARGO ADVANTAGE FUNDS, THE WELLS FARGO ADVISOR(SM) PROGRAM, WELLS FARGO MANAGED ACCOUNT SERVICES, AND CERTAIN 529 COLLEGE SAVINGS PLANS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUBADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS AND SHARES IN THE 529 PLANS ARE DISTRIBUTED BY WELLS FARGO FUNDS DISTRIBUTOR, LLC, MEMBER FINRA/SIPC, AN AFFILIATE OF WELLS FARGO & COMPANY.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2009.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                 2 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE NATIONAL BUREAU OF ECONOMIC RESEARCH DECLARED IN DECEMBER 2008 THAT A U.S. RECESSION HAD BEGUN IN DECEMBER 2007.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM) that covers the 12-month period that ended May 31, 2009. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. While periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

ECONOMIC WEAKNESS CONTINUED THROUGHOUT THE PERIOD.

The long-lived real estate crisis that originated in the United States continued to affect global stock and bond markets through mortgage-related assets. The crisis began when falling prices of new and existing homes affected subprime borrowers who struggled to make their mortgage payments when easy access to credit all but disappeared. The price correction in the market value of homes prevented some speculators from being able to sell their homes in order to pay off their full mortgage balances. Others, without an eye toward speculation, found it difficult to refinance their mortgages due to the decline in property values. A decline in housing values and a decrease in mortgage equity withdrawals contributed to a decline in consumer spending in the United States.

Because consumer-led spending accounts for approximately 70% of U.S. gross domestic product, overall economic growth weakened. The National Bureau of Economic Research declared in December 2008 that a U.S. recession had begun in December 2007. Gross domestic product contracted at a rate of 6.3%--the largest quarterly decline since 1982--in the fourth quarter of 2008 and by 5.5% in the first quarter of 2009. By the end of May the recession had lasted 17 months--the longest period of economic contraction in the United States in the post-World War II period.

GOVERNMENTS TOOK UNPRECEDENTED ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

Throughout the period, the Fed undertook a series of actions to stabilize the financial system. These included several cuts in the federal funds rate to a range of 0% to 0.25% in December 2008 and large injections of capital into the financial system.

In October 2008, Congress passed the Emergency Economic Stabilization Act of 2008, which authorized the Treasury Department to establish the $700 billion Troubled Asset Relief Program (TARP) to purchase distressed mortgage securities and other assets from financial institutions. This later morphed into a program for providing capital directly to banks and the automotive industry.

In late November 2008, two additional programs were implemented. The first was an initiative to buy $100 billion in debt and $500 billion in mortgage-backed securities issued by Fannie Mae, Freddie Mac, and other agencies. The second was the $200 billion Term Asset-Back Securities Loan Facility (TALF) to support the consumer-credit and small-business segments of the economy.

In February 2009, President Barack Obama signed into law the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus bill. Treasury Secretary Timothy Geithner later introduced the new Financial Stability Plan, that offered a broad outline of additional measures intended to stabilize the financial system. These included "stress tests" to gauge the strength of bank balance sheets under a new Capital Assistance Program, the creation of a Public-Private Investment

                 Wells Fargo Advantage WealthBuilder Portfolio 3


Letter to Shareholders

Program (PPIP), a joint effort with the Fed to commit up to $1 trillion under the Fed's TALF program, and a program to help support the housing market. In early May, the government announced the results of the stress tests, which required 10 major banks to raise a combined $75 billion in additional capital to protect against projected loan losses.

Because foreign investors were heavy purchasers of U.S. mortgage-backed debt, the financial crisis spread from the United States around the globe. Consequently, in October 2008, five central banks launched a coordinated effort to contain the crisis by cutting their benchmark rates by 0.5%. The banks in question included the European Central Bank (ECB), The Bank of England, The Bank of Canada, and Sweden's Riksbank, in addition to the U.S. Federal Reserve. In that same month, the British government announced a plan that provided short-term loans to banks and guarantees of interbank lending, as well as provisions for direct state investment in the banks via share purchases.

The ECB also acted to provide liquidity, though it generally steered a more conservative path than the other major banks, in part because of worries within the eurozone that very loose monetary policy could lead to hyperinflation. In a demonstration of behind-the-scene tensions, German Chancellor Angela Merkel publicly criticized the ECB after it announced a plan in late May to buy approximately $82.61 billion of covered bonds (a European type of mortgage-backed bond) to help tackle the credit crunch. The ECB proceeded with its plans but kept its benchmark rate at 1%, higher than the prevailing rate in other developed economies.

STOCKS POSTED LOSSES ACROSS THE BOARD, BUT BONDS AND CASH PROVIDED SOME PROTECTION.

No major part of the global stock market posted a positive return during the 12-month period. By most metrics, the fourth quarter of 2008 was the worst for the U.S. equity market since the stock market crash of 1987. Although global stock markets rallied in the final months of the period on hopes that the global economy would begin to recover in the second half of the year, the gains only partially offset the previous losses. Financials were especially hard hit.

Higher-quality bonds provided positive if single-digit returns for the period, helped by central-bank interventions keeping a lid on interest rates. High-yield bonds, however, posted losses as industry analysts predicted double-digit high-yield default rates. Despite short-term rates of 1% or less, money market funds also found investor favor during the period simply because they provided positive returns and diversification from the volatile equity markets.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

BECAUSE FOREIGN INVESTORS WERE HEAVY PURCHASERS OF U.S. MORTGAGE-BACKED DEBT, THE FINANCIAL CRISIS SPREAD FROM THE UNITED STATES AROUND THE GLOBE.

                 4 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Letter to Shareholders

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 6 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO (the Portfolio) seeks current income with a secondary emphasis on capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO   1 YEAR
-----------------------------------------------   ------
WealthBuilder Conservative Allocation Portfolio    (8.47)%
WealthBuilder Conservative Allocation
   Composite Index(1)                              (2.99)%
S&P 500 Index(2)                                  (32.57)%
Barclays Capital U.S. Aggregate Bond Index(3)       5.36%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.04%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(4)
(AS OF MAY, 31, 2009)

                               (PERFORMANCE GRAPH)

                WELLS FARGO ADVANTAGE          WEALTHBUILDER
             WEALTHBUILDER CONSERVATIVE   CONSERVATIVE ALLOCATION                   BARCLAYS CAPITAL U.S.
                ALLOCATION PORTFOLIO          COMPOSITE INDEX       S&P 500 INDEX      AGGREGATE INDEX
             --------------------------   -----------------------   -------------   ---------------------
 9/30/2004               9850                     $10,000              $10,000             $10,000
10/31/2004               9949                     $10,098              $10,153             $10,084
11/30/2004              10037                     $10,115              $10,564             $10,003
12/31/2004              10145                     $10,258              $10,923             $10,095
 1/31/2005              10076                     $10,259              $10,657             $10,159
 2/28/2005              10106                     $10,254              $10,881             $10,099
 3/31/2005               9997                     $10,176              $10,688             $10,047
 4/30/2005               9966                     $10,247              $10,486             $10,183
 5/31/2005              10107                     $10,401              $10,819             $10,293
 6/30/2005              10173                     $10,450              $10,835             $10,349
 7/31/2005              10244                     $10,451              $11,238             $10,255
 8/31/2005              10292                     $10,539              $11,135             $10,387
 9/30/2005              10284                     $10,470              $11,225             $10,280
10/31/2005              10180                     $10,368              $11,038             $10,198
11/30/2005              10300                     $10,483              $11,456             $10,243
12/31/2005              10359                     $10,564              $11,460             $10,341
 1/31/2006              10474                     $10,620              $11,763             $10,341
 2/28/2006              10506                     $10,654              $11,795             $10,376
 3/31/2006              10512                     $10,597              $11,942             $10,274
 4/30/2006              10571                     $10,610              $12,102             $10,255
 5/31/2006              10440                     $10,540              $11,754             $10,244
 6/30/2006              10422                     $10,561              $11,770             $10,266
 7/31/2006              10473                     $10,688              $11,842             $10,405
 8/31/2006              10593                     $10,870              $12,124             $10,564
 9/30/2006              10687                     $11,002              $12,437             $10,657
10/31/2006              10821                     $11,132              $12,842             $10,727
11/30/2006              10946                     $11,277              $13,086             $10,852
12/31/2006              10976                     $11,257              $13,270             $10,789
 1/31/2007              11012                     $11,287              $13,470             $10,784
 2/28/2007              11065                     $11,382              $13,207             $10,951
 3/31/2007              11118                     $11,408              $13,354             $10,951
 4/30/2007              11278                     $11,558              $13,946             $11,010
 5/31/2007              11335                     $11,569              $14,433             $10,927
 6/30/2007              11288                     $11,503              $14,193             $10,894
 7/31/2007              11259                     $11,509              $13,753             $10,985
 8/31/2007              11356                     $11,656              $13,959             $11,120
 9/30/2007              11580                     $11,814              $14,481             $11,204
10/31/2007              11725                     $11,936              $14,711             $11,305
11/30/2007              11639                     $12,008              $14,096             $11,508
12/31/2007              11638                     $12,018              $13,999             $11,540
 1/31/2008              11594                     $12,036              $13,159             $11,734
 2/29/2008              11558                     $11,971              $12,731             $11,751
 3/31/2008              11528                     $11,993              $12,676             $11,791
 4/30/2008              11667                     $12,090              $13,294             $11,766
 5/31/2008              11679                     $12,050              $13,466             $11,680
 6/30/2008              11423                     $11,840              $12,331             $11,670
 7/31/2008              11324                     $11,812              $12,227             $11,661
 8/31/2008              11322                     $11,936              $12,404             $11,772
 9/30/2008              10852                     $11,595              $11,299             $11,613
10/31/2008              10024                     $10,986              $ 9,401             $11,339
11/30/2008               9749                     $11,115              $ 8,727             $11,709
12/31/2008              10033                     $11,470              $ 8,819             $12,145
 1/31/2009               9851                     $11,196              $ 8,076             $12,038
 2/28/2009               9562                     $10,924              $ 7,216             $11,993
 3/31/2009               9901                     $11,237              $ 7,848             $12,159
 4/30/2009              10332                     $11,495              $ 8,599             $12,217
 5/31/2009              10691                     $11,690              $ 9,080             $12,306

----------
(1.) The WealthBuilder Conservative Allocation Composite Index is comprised 20% of the S&P 500 Index's and 80% of the Barclays Capital U.S. Aggregate Bond Index's holdings. You cannot invest directly in an Index.

(2.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

                 Wells Fargo Advantage WealthBuilder Portfolio 7


Performance Highlights

           WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
                                                                     (CONTINUED)

MANAGER'S DISCUSSION PORTFOLIO HIGHLIGHTS

- The Portfolio underperformed its benchmark and the Barclays Capital US Aggregate Bond Index while outperforming the S&P 500 Index.

- Our tactical shift toward stocks throughout the entire period was a major factor contributing to the Portfolio's underperformance of its composite benchmark.

- We currently believe that the economic environment is positive for equities because inflation and interest rates remain low and valuations are still attractive.

GLOBAL ECONOMIC RECESSION, RECORD STOCK MARKET VOLATILITY, AND CONTINUED PROBLEMS FOR FINANCIAL STOCKS AND THE HOUSING INDUSTRY PRODUCED A CHALLENGING ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a global slowdown, continuing problems in the housing sector, and higher unemployment rates caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined by approximately 6% for two consecutive quarters during the second half of the 12-month period. In response, policymakers took unprecedented actions in an attempt to mitigate the crisis. The Fed reduced short-term rates to a range of 0 to 0.25% and pledged to pump money directly into the economy by purchasing U.S. Treasuries and mortgage-backed securities. There were several positive developments toward the end of the 12-month period pertaining to the U.S. economy. Consumer spending showed signs of stabilizing and corporate yield spreads narrowed significantly, indicating frozen credit markets were starting to thaw.

The bond market's performance was strong across nearly all styles and sectors, with the exception of lower-quality high-yield bonds. Continued problems in the financial sector caused a flight-to-safety mentality throughout most of the period in which investors sold assets associated with risk and sought a haven in U.S. Treasuries.

Events that originated with the subprime housing meltdown and spread to credit derivatives continued to produce extreme volatility in the stock market during the period. Equity returns were inordinately negative across all major asset classes and investing styles with little deviation in performance. After underperforming international stocks for several years, domestic stocks outperformed non-U.S. stocks by a small margin.

----------
(3.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(4.) The chart compares the performance of the Wells Fargo Advantage
     WealthBuilder Conservative Allocation Portfolio for the life of the Portfolio with the Wealthbuilder Conservative Allocation Composite Index, the S&P 500 Index, and the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                 8 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
(CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2009)

                                   (PIE CHART)

Alternative Investment Funds    (5%)
Stock Funds                    (25%)
Bond Funds                     (70%)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(5)
(AS OF MAY 31, 2009)

Wells Fargo Advantage Short Duration
   Government Bond Fund                                28%
Wells Fargo Advantage Total Return Bond Portfolio      19%
Wells Fargo Advantage Government Securities Fund       18%
PIMCO High Yield Fund                                   5%
Oppenheimer International Bond Fund                     5%
PIMCO Commodity RealReturn Strategy Fund                3%
T. Rowe Price Blue Chip Growth Fund                     2%
Wells Fargo Advantage Equity Value Portfolio            2%
ING Global Real Estate Fund                             2%
Thornburg International Value Fund                      2%
Wells Fargo Advantage International Growth Portfolio    2%
ING International Value Fund                            2%
MFS Value Fund                                          2%
Columbia Marsico Focused Equities Fund                  1%
Eaton Vance Large Cap Value Fund                        1%
Wells Fargo Advantage Small Company Value Portfolio     1%
Wells Fargo Advantage Endeavor Select Fund              1%
Oppenheimer Main Street Small Cap Fund                  1%
Wells Fargo Advantage Small Cap Growth Fund             1%
Wells Fargo Advantage Small Cap Value Fund              1%
T. Rowe Price International Discovery Fund              1%

Small cap stocks slightly outperformed large cap stocks during the 12-month period, and large-cap growth stocks exceeded large-cap value stocks for the second consecutive year. Equity markets did rebound strongly toward the end of the period beginning in early March 2009 on better-than-expected news from financial institutions and the release of less-dire economic statistics.

The Portfolio's tactical shift toward stocks throughout the entire period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and international funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 5% overweighted position in stocks throughout the entire 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 5% TAA shift toward stocks was a hindrance to the Portfolio's returns.

WE REPLACED TWO UNDERLYING MUTUAL FUNDS AND ADDED ONE ADDITIONAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap value investing style, we replaced the John Hancock Classic Value Fund with Eaton Vance Large Cap Value. In addition, we replaced the DWS Dreman High Return Equity Fund with the MFS Value Fund. We also added the Wells Fargo Advantage Small Cap Value Fund to supplement the existing small-cap value equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund managers' experience and tenure, the performance of the funds, and the risk profiles of the funds.

DESPITE THE RECENT DECLINE OF REAL GDP GROWTH, WE BELIEVE THAT ECONOMIC GROWTH WILL TURN POSITIVE AGAIN IN THE SECOND HALF OF 2009.

Stocks rebounded toward the end of the period and our TAA model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                 Wells Fargo Advantage WealthBuilder Portfolio 9


Performance Highlights

           WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
                                                                     (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                                Including Sales Charge           Excluding Sales Charge         Expense Ratio
                                            ------------------------------   ------------------------------   -----------------
WEALTHBUILDER CONSERVATIVE                                        Life of                          Life of
ALLOCATION PORTFOLIO                        6 Months*   1 Year   Portfolio   6 Months*   1 Year   Portfolio   Gross(6)   Net(7)
-----------------------------------------   ---------   ------   ---------   ---------   ------   ---------   --------   ------
Conservative Allocation Portfolio (WBCAX)      8.01     (9.84)      1.44        9.66      (8.47)     1.77       2.04%     1.50%
WealthBuilder Conservative Allocation
   Composite Index(1)                                                           5.17      (2.99)     3.40
S&P 500 Index(2)                                                                4.05     (32.57)    (2.05)
Barclays Capital U.S. Aggregate Bond
   Index(3)                                                                     5.10       5.36      4.55

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                10 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (THE PORTFOLIO) SEEKS A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

WEALTHBUILDER MODERATE BALANCED PORTFOLIO            1 Year
-----------------------------------------            ------
WealthBuilder Moderate Balanced Portfolio            (18.25)%
WealthBuilder Moderate Balanced Composite Index(1)   (10.97)%
Barclays Capital U.S. Aggregate Bond Index(2)          5.36%
S&P 500 Index(3)                                     (32.57)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.11%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

              WELLS FARGO ADVANTAGE
             WEALTHBUILDER MODERATE    WEALTHBUILDER MODERATE    BARCLAYS CAPITAL U.S.
               BALANCED PORTFOLIO     BALANCED COMPOSITE INDEX      AGGREGATE INDEX      S&P 500 INDEX
             ----------------------   ------------------------   ---------------------   -------------
 9/30/2004            9850                     $10,000                   $10,000             $10,000
10/31/2004           10017                     $10,111                   $10,084             $10,153
11/30/2004           10195                     $10,227                   $10,003             $10,564
12/31/2004           10393                     $10,422                   $10,095             $10,923
 1/31/2005           10235                     $10,359                   $10,159             $10,657
 2/28/2005           10344                     $10,410                   $10,099             $10,881
 3/31/2005           10186                     $10,304                   $10,047             $10,688
 4/30/2005           10057                     $10,310                   $10,183             $10,486
 5/31/2005           10284                     $10,508                   $10,293             $10,819
 6/30/2005           10363                     $10,548                   $10,349             $10,835
 7/31/2005           10581                     $10,647                   $10,255             $11,238
 8/31/2005           10591                     $10,690                   $10,387             $11,135
 9/30/2005           10638                     $10,659                   $10,280             $11,225
10/31/2005           10489                     $10,537                   $10,198             $11,038
11/30/2005           10707                     $10,725                   $10,243             $11,456
12/31/2005           10778                     $10,787                   $10,341             $11,460
 1/31/2006           11008                     $10,902                   $10,341             $11,763
 2/28/2006           11038                     $10,935                   $10,376             $11,795
 3/31/2006           11106                     $10,925                   $10,274             $11,942
 4/30/2006           11216                     $10,972                   $10,255             $12,102
 5/31/2006           10965                     $10,839                   $10,244             $11,754
 6/30/2006           10943                     $10,858                   $10,266             $11,770
 7/31/2006           10943                     $10,973                   $10,405             $11,842
 8/31/2006           11104                     $11,178                   $10,564             $12,124
 9/30/2006           11246                     $11,352                   $10,657             $12,437
10/31/2006           11458                     $11,545                   $10,727             $12,842
11/30/2006           11630                     $11,713                   $10,852             $13,086
12/31/2006           11717                     $11,738                   $10,789             $13,270
 1/31/2007           11809                     $11,806                   $10,784             $13,470
 2/28/2007           11788                     $11,824                   $10,951             $13,207
 3/31/2007           11891                     $11,877                   $10,951             $13,354
 4/30/2007           12158                     $12,125                   $11,010             $13,946
 5/31/2007           12354                     $12,240                   $10,927             $14,433
 6/30/2007           12274                     $12,137                   $10,894             $14,193
 7/31/2007           12150                     $12,047                   $10,985             $13,753
 8/31/2007           12254                     $12,208                   $11,120             $13,959
 9/30/2007           12590                     $12,446                   $11,204             $14,481
10/31/2007           12797                     $12,592                   $11,305             $14,711
11/30/2007           12496                     $12,517                   $11,508             $14,096
12/31/2007           12459                     $12,504                   $11,540             $13,999
 1/31/2008           12145                     $12,330                   $11,734             $13,159
 2/29/2008           12005                     $12,180                   $11,751             $12,731
 3/31/2008           11924                     $12,184                   $11,791             $12,676
 4/30/2008           12250                     $12,406                   $11,766             $13,294
 5/31/2008           12337                     $12,415                   $11,680             $13,466
 6/30/2008           11787                     $11,991                   $11,670             $12,331
 7/31/2008           11656                     $11,945                   $11,661             $12,227
 8/31/2008           11634                     $12,082                   $11,772             $12,404
 9/30/2008           10863                     $11,554                   $11,613             $11,299
10/31/2008            9601                     $10,614                   $11,339             $ 9,401
11/30/2008            9063                     $10,517                   $11,709             $ 8,727
12/31/2008            9313                     $10,797                   $12,145             $ 8,819
 1/31/2009            8979                     $10,376                   $12,038             $ 8,076
 2/28/2009            8521                     $ 9,910                   $11,993             $ 7,216
 3/31/2009            8955                     $10,340                   $12,159             $ 7,848
 4/30/2009            9593                     $10,766                   $12,217             $ 8,599
 5/31/2009           10085                     $11,053                   $12,306             $ 9,080

----------
(1.) The WealthBuilder Moderate Balanced Composite Index is comprised 40% of the
     S&P 500 Index's and 60% of the Barclays Capital U.S. Aggregate Bond Index's holdings. You cannot invest directly in an Index.

(2.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 11


Performance Highlights

     WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The portfolio underperformed its composite benchmark and the Barclays Capital US Aggregate Bond Index while outperforming the S&P 500 Index.

- Our tactical shift toward stocks throughout the entire period was a major factor contributing to the Portfolio's underperformance versus its composite benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

GLOBAL ECONOMIC RECESSION, RECORD STOCK MARKET VOLATILITY, AND CONTINUED PROBLEMS FOR FINANCIAL STOCKS AND THE HOUSING INDUSTRY PRODUCED A CHALLENGING ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a global slowdown, continuing problems in the housing sector, and higher unemployment rates caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined approximately 6% for two consecutive quarters during the second half of the period. In response, policymakers took unprecedented actions in an attempt to mitigate the crisis. The Fed reduced short-term rates to a range of 0 to 0.25% and pledged to pump money directly into the economy by purchasing U.S. Treasuries and mortgage-backed securities. There were several positive developments toward the end of the 12-month period pertaining to the U.S. economy. Consumer spending showed signs of stabilizing and corporate yield spreads narrowed significantly, indicating frozen credit markets were starting to thaw.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the financial sector caused a flight-to-safety mentality throughout most of the period in which investors sold assets associated with risk and sought a haven in U.S. Treasuries.

Events that originated with the subprime housing meltdown and spread to credit derivatives continued to produce extreme volatility in the stock market during the period. Equity returns were inordinately negative across all major asset classes and investing styles with little deviation in performance. After underperforming international stocks for several years, domestic stocks outperformed non-U.S. stocks by a small margin.

----------
(3.) S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(4.) The chart compares the performance of the Wells Fargo Advantage
     WealthBuilder Moderate Balanced Portfolio for the life of the Portfolio with the WealthBuilder Moderate Balanced Composite Index, the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                12 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2009)

                                   (PIE CHART)

Alternative Investment Funds    (5%)
Stock Funds                    (48%)
Bond Funds                     (47%)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(5)
(AS OF MAY 31, 2009)

Wells Fargo Advantage Short Duration
   Government Bond Fund                                19%
Wells Fargo Advantage Government Securities Fund       14%
Wells Fargo Advantage Total Return Bond Portfolio      14%
Oppenheimer International Bond Fund                     5%
PIMCO High Yield Fund                                   5%
T. Rowe Price Blue Chip Growth Fund                     5%
Wells Fargo Advantage Equity Value Portfolio            5%
Thornburg International Value Fund                      4%
PIMCO Commodity RealReturn Strategy Fund                3%
Wells Fargo Advantage International Growth Portfolio    3%
ING International Value Fund                            3%
Columbia Marsico Focused Equities Fund                  2%
MFS Value Fund                                          2%
Eaton Vance Large Cap Value Fund                        2%
Wells Fargo Advantage Endeavor Select Fund              2%
ING Global Real Estate Fund                             2%
Wells Fargo Advantage Small Company
Value Portfolio                                         2%
Oppenheimer Main Street Small Cap Fund                  2%
Wells Fargo Advantage Small Cap Value Fund              2%
Wells Fargo Advantage Small Cap Growth Fund             2%
T. Rowe Price International Discovery Fund              2%

Small cap stocks slightly outperformed large cap stocks during the 12-month period, and large-cap growth stocks exceeded large-cap value stocks for the second consecutive year. Equity markets did rebound strongly toward the end of the year beginning in early March 2009 on better-than-expected news from financial institutions and the release of less-dire economic statistics.

The Portfolio's tactical shift toward stocks throughout the entire period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and international funds. The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 10% overweighted position in stocks throughout the entire 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 10% TAA shift toward stocks was a hindrance to the Portfolio's returns.

WE REPLACED TWO UNDERLYING MUTUAL FUNDS AND ADDED ONE ADDITIONAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap value investing style, we replaced the John Hancock Classic Value Fund with Eaton Vance Large Cap Value. In addition, we replaced the DWS Dreman High Return Equity Fund with the MFS Value Fund. We also added the Wells Fargo Advantage Small Cap Value Fund to supplement the existing small-cap value equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the risk profiles of the funds.

DESPITE THE RECENT DECLINE OF REAL GDP GROWTH, WE BELIEVE ECONOMIC GROWTH WILL TURN POSITIVE AGAIN IN THE SECOND HALF OF 2009.

Stocks rebounded toward the end of the period and our TAA model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 13


Performance Highlights

     WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                                       Including Sales Charge        Excluding Sales Charge       Expense Ratio
                                                    ----------------------------  ----------------------------  ----------------
WEALTHBUILDER MODERATE                                                  Life of                       Life of
BALANCED PORTFOLIO                                  6 Months*  1 Year  Portfolio  6 Months*  1 Year  Portfolio  Gross(6)  Net(7)
----------------------                              ---------  ------  ---------  ---------  ------  ---------  --------  ------
Moderate Balanced Portfolio (WBBBX)                    9.61    (19.48)    0.18      11.28    (18.25)    0.51      2.11%    1.50%
WealthBuilder Moderate Balanced Composite Index(1)                                   5.10    (10.97)    2.17
Barclays Capital U.S. Aggregate Bond Index(2)                                        5.10      5.36     4.55
S&P 500 Index(3)                                                                     4.05    (32.57)   (2.05)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                14 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (the Portfolio) seeks a combination of capital appreciation and current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

WEALTHBUILDER GROWTH BALANCED PORTFOLIO            1 Year
---------------------------------------            ------
WealthBuilder Growth Balanced Portfolio            (29.76)%
WealthBuilder Growth Balanced Composite Index(1)   (20.40)%
S&P 500 Index(2)                                   (32.57)%
Barclays Capital U.S. Aggregate Bond Index(3)        5.36%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE1.50% AND 2.23%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE   WEALTHBUILDER GROWTH   BARCLAYS CAPITAL
             WEALTHBUILDER GROWTH     BALANCED COMPOSITE     U.S. AGGREGATE
               BALANCED PORTFOLIO            INDEX                INDEX        S&P 500 INDEX
             ---------------------   --------------------   ----------------   -------------
 5/31/1999            9850                  10,000                10,000           10,000
 6/30/1999           10191                  10,349                 9,968           10,555
 7/31/1999           10066                  10,124                 9,926           10,225
 8/31/1999            9958                  10,090                 9,921           10,175
 9/30/1999            9875                   9,951                10,036            9,896
10/31/1999           10241                  10,373                10,073           10,522
11/30/1999           10541                  10,510                10,072           10,736
12/31/1999           10940                  10,894                10,024           11,368
 1/31/2000           10734                  10,526                 9,991           10,797
 2/29/2000           10940                  10,441                10,112           10,593
 3/31/2000           11369                  11,153                10,245           11,629
 4/30/2000           11129                  10,924                10,216           11,279
 5/31/2000           10906                  10,777                10,211           11,048
 6/30/2000           11300                  11,028                10,423           11,320
 7/31/2000           11206                  10,951                10,518           11,143
 8/31/2000           11600                  11,448                10,670           11,835
 9/30/2000           11352                  11,081                10,737           11,210
10/31/2000           11240                  11,076                10,808           11,163
11/30/2000           10837                  10,572                10,985           10,283
12/31/2000           11171                  10,674                11,189           10,333
 1/31/2001           11300                  10,982                11,372           10,700
 2/28/2001           10637                  10,365                11,471            9,724
 3/31/2001           10085                   9,956                11,529            9,108
 4/30/2001           10748                  10,444                11,481            9,816
 5/31/2001           10766                  10,512                11,550            9,882
 6/30/2001           10591                  10,360                11,594            9,641
 7/31/2001           10499                  10,374                11,853            9,546
 8/31/2001           10168                   9,994                11,989            8,949
 9/30/2001            9449                   9,510                12,128            8,226
10/31/2001            9679                   9,698                12,382            8,383
11/30/2001           10214                  10,135                12,211            9,026
12/31/2001           10379                  10,170                12,134            9,105
 1/31/2002           10163                  10,102                12,232            8,972
 2/28/2002            9965                  10,010                12,351            8,799
 3/31/2002           10332                  10,196                12,145            9,130
 4/30/2002           10116                   9,864                12,381            8,577
 5/31/2002           10003                   9,846                12,486            8,513
 6/30/2002            9598                   9,420                12,594            7,907
 7/31/2002            8798                   8,983                12,746            7,291
 8/31/2002            8798                   9,074                12,961            7,338
 9/30/2002            8064                   8,485                13,171            6,541
10/31/2002            8563                   8,957                13,111            7,117
11/30/2002            9005                   9,298                13,108            7,536
12/31/2002            8565                   9,011                13,378            7,093
 1/31/2003            8347                   8,860                13,390            6,907
 2/28/2003            8195                   8,816                13,575            6,803
 3/31/2003            8233                   8,869                13,565            6,869
 4/30/2003            8803                   9,370                13,677            7,435
 5/31/2003            9192                   9,752                13,932            7,827
 6/30/2003            9306                   9,826                13,904            7,927
 7/31/2003            9563                   9,823                13,437            8,067
 8/31/2003            9734                   9,970                13,526            8,224
 9/30/2003            9601                   9,994                13,884            8,137
10/31/2003           10104                  10,328                13,754            8,597
11/30/2003           10246                  10,396                13,787            8,673
12/31/2003           10643                  10,787                13,928            9,127
 1/31/2004           10816                  10,946                14,040            9,295
 2/29/2004           10922                  11,087                14,192            9,424
 3/31/2004           10874                  11,007                14,298            9,282
 4/30/2004           10634                  10,795                13,926            9,136
 5/31/2004           10711                  10,876                13,870            9,262
 6/30/2004           10903                  11,034                13,949            9,442
 7/31/2004           10538                  10,835                14,087            9,129
 8/31/2004           10518                  10,936                14,356            9,166
 9/30/2004           10701                  11,023                14,395            9,265
10/31/2004           10893                  11,165                14,515            9,407
11/30/2004           11373                  11,428                14,399            9,788
12/31/2004           11674                  11,717                14,532           10,121
 1/31/2005           11393                  11,556                14,623            9,874
 2/28/2005           11596                  11,690                14,537           10,082
 3/31/2005           11364                  11,535                14,462            9,903
 4/30/2005           11073                  11,447                14,658            9,715
 5/31/2005           11383                  11,727                14,817           10,024
 6/30/2005           11490                  11,761                14,897           10,039
 7/31/2005           11906                  12,007                14,762           10,412
 8/31/2005           11848                  11,990                14,951           10,317
 9/30/2005           12013                  12,010                14,797           10,401
10/31/2005           11800                  11,846                14,680           10,227
11/30/2005           12158                  12,156                14,745           10,614
12/31/2005           12226                  12,199                14,885           10,618
 1/31/2006           12632                  12,409                14,886           10,899
 2/28/2006           12672                  12,445                14,935           10,928
 3/31/2006           12885                  12,503                14,789           11,064
 4/30/2006           13068                  12,605                14,762           11,213
 5/31/2006           12632                  12,364                14,746           10,890
 6/30/2006           12581                  12,384                14,777           10,905
 7/31/2006           12520                  12,492                14,977           10,972
 8/31/2006           12743                  12,752                15,206           11,233
 9/30/2006           12946                  13,005                15,340           11,523
10/31/2006           13322                  13,310                15,441           11,898
11/30/2006           13565                  13,529                15,621           12,125
12/31/2006           13737                  13,624                15,530           12,295
 1/31/2007           13919                  13,756                15,524           12,481
 2/28/2007           13791                  13,656                15,763           12,237
 3/31/2007           13973                  13,755                15,763           12,373
 4/30/2007           14423                  14,177                15,849           12,921
 5/31/2007           14852                  14,461                15,728           13,372
 6/30/2007           14702                  14,290                15,682           13,150
 7/31/2007           14423                  14,044                15,813           12,743
 8/31/2007           14552                  14,241                16,006           12,934
 9/30/2007           15078                  14,625                16,128           13,417
10/31/2007           15399                  14,822                16,273           13,631
11/30/2007           14756                  14,513                16,565           13,061
12/31/2007           14654                  14,462                16,612           12,970
 1/31/2008           13921                  13,983                16,891           12,192
 2/29/2008           13608                  13,694                16,914           11,796
 3/31/2008           13468                  13,672                16,972           11,745
 4/30/2008           14061                  14,095                16,937           12,317
 5/31/2008           14258                  14,178                16,812           12,477
 6/30/2008           13236                  13,397                16,799           11,425
 7/31/2008           13038                  13,320                16,785           11,329
 8/31/2008           12992                  13,489                16,945           11,493
 9/30/2008           11737                  12,644                16,717           10,469
10/31/2008            9761                  11,160                16,323            8,710
11/30/2008            8878                  10,766                16,854            8,085
12/31/2008            9111                  10,981                17,483            8,171
 1/31/2009            8568                  10,346                17,328            7,483
 2/28/2009            7904                   9,616                17,263            6,686
 3/31/2009            8447                  10,210                17,503            7,272
 4/30/2009            9340                  10,863                17,587            7,968
 5/31/2009           10016                  11,285                17,714            8,413

----------
(1.) The WealthBuilder Growth Balanced Composite Index is comprised 65% of the
     S&P 500 Index's and 35% of the Barclays Capital U.S. Aggregate Bond Index's holdings. You cannot invest directly in an Index.

(2.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 15


Performance Highlights

       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio underperformed its composite benchmark and the Barclays Capital US Aggregate Bond Index while outperforming the S&P 500 Index.

- With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 15% Tactical Asset Allocation
     (TAA) shift toward stocks for the entire period hindered the Portfolio's returns relative to the benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

GLOBAL ECONOMIC RECESSION, RECORD STOCK MARKET VOLATILITY AND CONTINUED PROBLEMS FOR FINANCIAL STOCKS AND THE HOUSING INDUSTRY PRODUCED A CHALLENGING ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a global slowdown, continuing problems in the housing sector, and higher unemployment rates caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined by approximately 6% for two consecutive quarters during the second half of the 12-month period. In response, policymakers took unprecedented actions in an attempt to mitigate the crisis. The Fed reduced short-term rates to a range of 0 to 0.25% and pledged to pump money directly into the economy by purchasing U.S. Treasuries and mortgage-backed securities. There were several positive developments toward the end of the 12-month period pertaining to the U.S. economy. Consumer spending showed signs of stabilizing and corporate yield spreads narrowed significantly, indicating frozen credit markets were starting to thaw.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the financial sector caused a "flight to safety" mentality throughout most of the period in which investors sold assets associated with risk and sought a haven in U.S. Treasuries.

Events that originated with the subprime housing meltdown and spread to credit derivatives continued to produce extreme volatility in the stock market during the period. Equity returns were inordinately negative across all major asset classes and investing styles with little deviation in performance. After underperforming international stocks for several years, domestic stocks outperformed non-U.S. stocks by a small margin.

----------
(3.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(4.) The chart compares the performance of the Wells Fargo Advantage
     WealthBuilder Growth Balanced Portfolio for the most recent 10 years with the WealthBuilder Growth Balanced Composite Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                16 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2009)

                                   (PIE CHART)

Alternative Investment Funds    (5%)
Stock Funds                    (77%)
Bond Funds                     (18%)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(5)
(AS OF MAY 31, 2009)

Wells Fargo Advantage Government Securities Fund       12%
Wells Fargo Advantage Total Return Bond Portfolio      11%
T Rowe Price Blue Chip Growth Fund                      8%
Wells Fargo Advantage Equity Value Portfolio            8%
Thornburg International Value Fund                      6%
Wells Fargo Advantage International Growth Portfolio    5%
PIMCO High Yield Fund                                   5%
Oppenheimer International Bond Fund                     5%
ING International Value Fund                            4%
Columbia Marsico Focused Equities Fund                  4%
Wells Fargo Advantage Endeavor Select Fund              4%
Eaton Vance Large Cap Value Fund                        4%
MFS Value Fund                                          4%
Wells Fargo Advantage Small Company Value Portfolio     3%
Oppenheimer Main Street Small Cap Fund                  3%
Wells Fargo Advantage Small Cap Value Fund              3%
PIMCO Commodity RealReturn Strategy Fund                3%
Wells Fargo Advantage Small Cap Growth Fund             3%
T. Rowe Price International Discovery Fund              3%
ING Global Real Estate Fund                             2%

Small cap stocks slightly outperformed large cap stocks during the 12-month period, and large-cap growth stocks exceeded large-cap value stocks for the second consecutive year. Equity markets did rebound strongly toward the end of the period beginning in early March on better than expected news from financial institutions and the release of less dire economic statistics.

The Portfolio's tactical shift toward stocks throughout the entire period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and international funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 15% overweight to stocks throughout the entire 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 15% TAA shift toward stocks hindered the Portfolio's returns.

WE REPLACED TWO UNDERLYING MUTUAL FUNDS AND ADDED ONE ADDITIONAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap value investing style, we replaced the John Hancock Classic Value Fund with Eaton Vance Large Cap Value. In addition, we replaced the DWS Dreman High Return Equity Fund with the MFS Value Fund. We also added the Wells Fargo Advantage Small Cap Value Fund to supplement the existing small-cap value equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers'experience and tenure, performance of the funds, and the risk profiles of the funds.

DESPITE THE RECENT DECLINE OF REAL GDP GROWTH, WE BELIEVE THAT ECONOMIC GROWTH WILL TURN POSITIVE AGAIN IN THE SECOND HALF OF 2009.

Stocks rebounded toward the end of the period and our TAA model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 17


Performance Highlights

       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                         Including Sales Charge              Excluding Sales Charge          Expense Ratio
WEALTHBUILDER GROWTH               ----------------------------------  ----------------------------------  ----------------
BALANCED PORTFOLIO                 6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(6)  Net(7)
--------------------               ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Growth Balanced Portfolio (WBGBX)    11.12    (30.81) (1.63)    0.02     12.81    (29.76)  (1.33)   0.17     2.23%    1.50%
WealthBuilder Growth Balanced
   Composite Index(1)                                                     4.82    (20.40)   0.74    1.22
S&P 500 Index(2)                                                          4.05    (32.57)  (1.90)  (1.71)
Barclays Capital U.S. Aggregate
   Bond Index(3)                                                          5.10      5.36    5.01    5.88

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                18 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (the Portfolio) seeks capital appreciation with a secondary emphasis on current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA Jeffrey
P. Mellas, CAIA

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            1 Year
-----------------------------------------            ------
WealthBuilder Growth Allocation Portfolio            (34.13)%
WealthBuilder Growth Allocation Composite Index(1)   (25.76)%
Barclays Capital U.S. Aggregate Bond Index(2)          5.36%
S&P 500 Index(3)                                     (32.57)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.31%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                  WELLS FARGO ADVANTAGE
             WEALTHBUILDER GROWTH ALLOCATION      WEALTHBUILDER GROWTH      BARCLAYS CAPITAL U.S.
                        PORTFOLIO              ALLOCATION COMPOSITE INDEX      AGGREGATE INDEX      S&P 500 INDEX
             -------------------------------   --------------------------   ---------------------   -------------
 9/30/2004                 9850                          $10,000                   $10,000             $10,000
10/31/2004                10047                          $10,139                   $10,084             $10,153
11/30/2004                10431                          $10,451                   $10,003             $10,564
12/31/2004                10761                          $10,755                   $10,095             $10,923
 1/31/2005                10505                          $10,557                   $10,159             $10,657
 2/28/2005                10702                          $10,723                   $10,099             $10,881
 3/31/2005                10495                          $10,560                   $10,047             $10,688
 4/30/2005                10189                          $10,428                   $10,183             $10,486
 5/31/2005                10564                          $10,716                   $10,293             $10,819
 6/30/2005                10672                          $10,740                   $10,349             $10,835
 7/31/2005                11136                          $11,040                   $10,255             $11,238
 8/31/2005                11087                          $10,988                   $10,387             $11,135
 9/30/2005                11235                          $11,036                   $10,280             $11,225
10/31/2005                11008                          $10,871                   $10,198             $11,038
11/30/2005                11412                          $11,210                   $10,243             $11,456
12/31/2005                11502                          $11,234                   $10,341             $11,460
 1/31/2006                11919                          $11,472                   $10,341             $11,763
 2/28/2006                11939                          $11,505                   $10,376             $11,795
 3/31/2006                12148                          $11,597                   $10,274             $11,942
 4/30/2006                12337                          $11,717                   $10,255             $12,102
 5/31/2006                11860                          $11,445                   $10,244             $11,754
 6/30/2006                11810                          $11,462                   $10,266             $11,770
 7/31/2006                11710                          $11,550                   $10,405             $11,842
 8/31/2006                11939                          $11,804                   $10,564             $12,124
 9/30/2006                12148                          $12,068                   $10,657             $12,437
10/31/2006                12536                          $12,399                   $10,727             $12,842
11/30/2006                12794                          $12,616                   $10,852             $13,086
12/31/2006                12978                          $12,743                   $10,789             $13,270
 1/31/2007                13191                          $12,896                   $10,784             $13,470
 2/28/2007                13019                          $12,734                   $10,951             $13,207
 3/31/2007                13211                          $12,848                   $10,951             $13,354
 4/30/2007                13697                          $13,317                   $11,010             $13,946
 5/31/2007                14174                          $13,669                   $10,927             $14,433
 6/30/2007                14032                          $13,479                   $10,894             $14,193
 7/31/2007                13687                          $13,167                   $10,985             $13,753
 8/31/2007                13809                          $13,357                   $11,120             $13,959
 9/30/2007                14366                          $13,777                   $11,204             $14,481
10/31/2007                14690                          $13,977                   $11,305             $14,711
11/30/2007                13961                          $13,560                   $11,508             $14,096
12/31/2007                13848                          $13,493                   $11,540             $13,999
 1/31/2008                12992                          $12,890                   $11,734             $13,159
 2/29/2008                12628                          $12,559                   $11,751             $12,731
 3/31/2008                12478                          $12,524                   $11,791             $12,676
 4/30/2008                13121                          $13,007                   $11,766             $13,294
 5/31/2008                13345                          $13,123                   $11,680             $13,466
 6/30/2008                12232                          $12,236                   $11,670             $12,331
 7/31/2008                12050                          $12,151                   $11,661             $12,227
 8/31/2008                11997                          $12,315                   $11,772             $12,404
 9/30/2008                10691                          $11,404                   $11,613             $11,299
10/31/2008                 8679                          $ 9,818                   $11,339             $9,401
11/30/2008                 7759                          $ 9,318                   $11,709             $8,727
12/31/2008                 7965                          $ 9,467                   $12,145             $8,819
 1/31/2009                 7392                          $ 8,812                   $12,038             $8,076
 2/28/2009                 6742                          $ 8,055                   $11,993             $7,216
 3/31/2009                 7271                          $ 8,642                   $12,159             $7,848
 4/30/2009                 8141                          $ 9,312                   $12,217             $8,599
 5/31/2009                 8791                          $ 9,742                   $12,306             $9,080

----------
(1.) The WealthBuilder Growth Allocation Composite Index is comprised 80% of the
     S&P 500 Index's and 20% of the Barclays Capital U.S. Aggregate Bond Index's holdings. You cannot invest directly in an Index.

(2.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 19


Performance Highlights

     WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio rebounded strongly during the second half of the 12-month period and significantly exceeded its benchmark due to the underlying mutual fund performance and the 15 percent TAA overlay shift to stocks. Nonetheless, it was not enough to overcome the underperformance for the 12-month period.

- Our tactical shift toward stocks throughout the entire period was a major factor contributing to the Portfolio's underperformance versus the composite benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

GLOBAL ECONOMIC RECESSION, RECORD STOCK MARKET VOLATILITY, AND CONTINUED PROBLEMS FOR FINANCIAL STOCKS AND THE HOUSING INDUSTRY PRODUCED A CHALLENGING ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a global slowdown, continuing problems in the housing sector, and higher unemployment rates caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined by approximately 6% for two consecutive quarters during the second half of the 12-month period. In response, policymakers took unprecedented actions in an attempt to mitigate the crisis. The Fed reduced short-term rates to a range of 0 to 0.25% and pledged to pump money directly into the economy by purchasing U.S. Treasuries and mortgage-backed securities. There were several positive developments toward the end of the 12-month period pertaining to the U.S. economy. Consumer spending showed signs of stabilizing and corporate yield spreads narrowed significantly, indicating frozen credit markets were starting to thaw.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the financial sector caused a flight-to-safety mentality throughout most of the period in which investors sold assets associated with risk and sought a haven in U.S. Treasuries.

Events that originated with the subprime housing meltdown and spread to credit derivatives continued to produce extreme volatility in the stock market during the period. Equity returns were inordinately negative across all major asset classes and investing styles with little deviation in performance. After underperforming international stocks for several years, domestic stocks outperformed non-U.S. stocks by a small margin.

----------
(3.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(4.) The chart compares the performance of the Wells Fargo Advantage
     WealthBuilder Growth Allocation Portfolio for the life of the Portfolio with the WealthBuilder Growth Allocation Composite Index, the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                20 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Alternative Investment Funds    (5%)
Stock Funds                    (91%)
Bond Funds                      (4%)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(5)
(AS OF MAY 31, 2009)

T. Rowe Price Blue Chip Growth Fund                   9%
Wells Fargo Advantage Equity Value Portfolio          9%
Thornburg International Value Fund                    9%
Wells Fargo Advantage Total Return Bond Portfolio     7%
Wells Fargo Advantage Government Securities Fund      7%
Wells Fargo Advantage International Growth Portfolio  6%
ING International Value Fund                          5%
Columbia Marsico Focused Equities Fund                5%
MFS Value Fund                                        5%
Eaton Vance Large Cap Value Fund                      5%
Wells Fargo Advantage Endeavor Select Fund            4%
Wells Fargo Advantage Small Company Value Portfolio   4%
Oppenheimer Main Street Small Cap Fund                4%
Wells Fargo Advantage Small Cap Value Fund            4%
Wells Fargo Advantage Small Cap Growth Fund           4%
T. Rowe Price International Discovery Fund            3%
PIMCO Commodity RealReturn Strategy Fund              3%
PIMCO High Yield Fund                                 3%
Oppenheimer International Bond Fund                   2%
ING Global Real Estate Fund                           2%

Small cap stocks slightly outperformed large cap stocks during the 12-month period, and large-cap growth stocks exceeded large-cap value stocks for the second consecutive year. Equity markets did rebound strongly toward the end of the period beginning in early March 2009 on better-than-expected news from financial institutions and the release of less-dire economic statistics.

The Portfolio's tactical shift toward stocks throughout the entire period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and international funds. The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 15% overweight to stocks throughout the entire 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 15% TAA shift toward stocks hindered the Portfolio's returns.

WE REPLACED TWO UNDERLYING MUTUAL FUNDS AND ADDED ONE ADDITIONAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap value investing style, we replaced the John Hancock Classic Value Fund with Eaton Vance Large Cap Value. In addition, we replaced the DWS Dreman High Return Equity Fund with the MFS Value Fund. We also added the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND to supplement the existing small cap value equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the risk profiles of the funds.

DESPITE THE RECENT DECLINE OF REAL GDP GROWTH, WE BELIEVE THAT ECONOMIC GROWTH WILL TURN POSITIVE AGAIN IN THE SECOND HALF OF 2009.

Stocks rebounded toward the end of the period and our TAA model indicated that stocks were still more attractive than bonds. As a result, we believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 21


Performance Highlights

     WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                      Including Sales Charge                   Excluding Sales Charge             Expense Ratio
WEALTHBUILDER GROWTH          --------------------------------------   --------------------------------------   -----------------
ALLOCATION PORTFOLIO          6 Months*   1 Year   Life of Portfolio   6 Months*   1 Year   Life of Portfolio   Gross(6)   Net(7)
--------------------          ---------   ------   -----------------   ---------   ------   -----------------   --------   ------
Growth Allocation Portfolio
   (WBGGX)                      11.60     (35.12)        (2.72)          13.30     (34.13)        (2.41)          2.31      1.50
WealthBuilder Growth
   Allocation Composite
   Index(1)                                                               4.54     (25.76)        (0.56)
Barclays Capital U.S.
   Aggregate Bond Index(2)                                                5.10       5.36          4.55
S&P 500 Index(3)                                                          4.05     (32.57)        (2.05)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                22 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Galen G. Blomster, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

WEALTHBUILDER EQUITY PORTFOLIO   1 Year
------------------------------   ------
WealthBuilder Equity Portfolio   (34.63)%
S&P 500 Index(1)                 (32.57)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.43%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                 WELLS FARGO ADVANTAGE
            WEALTHBUILDER EQUITY PORTFOLIO   S&P 500 INDEX
            ------------------------------   -------------
  5/31/99                 9850                  $10,000
  6/30/99                10402                  $10,555
  7/31/99                10221                  $10,225
  8/31/99                10089                  $10,175
  9/30/99                 9924                  $ 9,896
 10/31/99                10492                  $10,522
 11/30/99                10962                  $10,736
 12/31/99                11856                  $11,368
  1/31/00                11490                  $10,797
  2/29/00                11765                  $10,593
  3/31/00                12546                  $11,629
  4/30/00                12139                  $11,279
  5/31/00                11723                  $11,048
  6/30/00                12338                  $11,320
  7/31/00                12072                  $11,143
  8/31/00                12796                  $11,835
  9/30/00                12288                  $11,210
 10/31/00                12064                  $11,163
 11/30/00                11099                  $10,283
 12/31/00                11502                  $10,333
  1/31/01                11607                  $10,700
  2/28/01                10515                  $ 9,724
  3/31/01                 9659                  $ 9,108
  4/30/01                10480                  $ 9,816
  5/31/01                10506                  $ 9,882
  6/30/01                10262                  $ 9,641
  7/31/01                10026                  $ 9,546
  8/31/01                 9484                  $ 8,949
  9/30/01                 8524                  $ 8,226
 10/31/01                 8803                  $ 8,383
 11/30/01                 9371                  $ 9,026
 12/31/01                 9602                  $ 9,105
  1/31/02                 9353                  $ 8,972
  2/28/02                 9095                  $ 8,799
  3/31/02                 9558                  $ 9,130
  4/30/02                 9175                  $ 8,577
  5/31/02                 8998                  $ 8,513
  6/30/02                 8402                  $ 7,907
  7/31/02                 7486                  $ 7,291
  8/31/02                 7504                  $ 7,338
  9/30/02                 6677                  $ 6,541
 10/31/02                 7184                  $ 7,117
 11/30/02                 7628                  $ 7,536
 12/31/02                 7175                  $ 7,093
  1/31/03                 6917                  $ 6,907
  2/28/03                 6757                  $ 6,803
  3/31/03                 6766                  $ 6,869
  4/30/03                 7344                  $ 7,435
  5/31/03                 7815                  $ 7,827
  6/30/03                 7922                  $ 7,927
  7/31/03                 8153                  $ 8,067
  8/31/03                 8348                  $ 8,224
  9/30/03                 8233                  $ 8,137
 10/31/03                 8757                  $ 8,597
 11/30/03                 8909                  $ 8,673
 12/31/03                 9282                  $ 9,127
  1/31/04                 9487                  $ 9,295
  2/29/04                 9629                  $ 9,424
  3/31/04                 9584                  $ 9,282
  4/30/04                 9282                  $ 9,136
  5/31/04                 9389                  $ 9,262
  6/30/04                 9602                  $ 9,442
  7/31/04                 9184                  $ 9,129
  8/31/04                 9149                  $ 9,166
  9/30/04                 9371                  $ 9,265
 10/31/04                 9593                  $ 9,407
 11/30/04                10100                  $ 9,788
 12/31/04                10456                  $10,121
  1/31/05                10136                  $ 9,874
  2/28/05                10349                  $10,082
  3/31/05                10118                  $ 9,903
  4/30/05                 9798                  $ 9,715
  5/31/05                10171                  $10,024
  6/30/05                10296                  $10,039
  7/31/05                10776                  $10,412
  8/31/05                10731                  $10,317
  9/30/05                10900                  $10,401
 10/31/05                10660                  $10,227
 11/30/05                11069                  $10,614
 12/31/05                11185                  $10,618
  1/31/06                11638                  $10,899
  2/28/06                11674                  $10,928
  3/31/06                11905                  $11,064
  4/30/06                12074                  $11,213
  5/31/06                11558                  $10,890
  6/30/06                11523                  $10,905
  7/31/06                11389                  $10,972
  8/31/06                11638                  $11,233
  9/30/06                11860                  $11,523
 10/31/06                12260                  $11,898
 11/30/06                12545                  $12,125
 12/31/06                12706                  $12,295
  1/31/07                12918                  $12,481
2/29/2007                12789                  $12,237
  3/31/07                12955                  $12,373
  4/30/07                13453                  $12,921
  5/31/07                13933                  $13,372
  6/30/07                13767                  $13,150
  7/31/07                13306                  $12,743
  8/31/07                13425                  $12,934
  9/30/07                13942                  $13,417
 10/31/07                14292                  $13,631
 11/30/07                13545                  $13,061
 12/31/07                13402                  $12,970
  1/31/08                12429                  $12,192
  2/29/08                11983                  $11,796
  3/31/08                11821                  $11,745
  4/30/08                12480                  $12,317
  5/31/08                12713                  $12,477
  6/30/08                11568                  $11,425
  7/31/08                11426                  $11,329
  8/31/08                11416                  $11,493
  9/30/08                10109                  $10,469
 10/31/08                 8154                  $ 8,710
 11/30/08                 7354                  $ 8,085
 12/31/08                 7642                  $ 8,171
  1/31/09                 6943                  $ 7,483
  2/28/09                 6329                  $ 6,686
  3/31/09                 6878                  $ 7,272
  4/30/09                 7718                  $ 7,968
  5/31/09                 8310                  $ 8,413

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value.
     You cannot invest directly in an index.

(2.) The chart compares the performance of the Wells Fargo Advantage
     WealthBuilder Equity Portfolio for the most recent 10 years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                Wells Fargo Advantage WealthBuilder Portfolio 23


Performance Highlights

                WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio rebounded strongly during the second half of the 12-month period and significantly exceeded its benchmark for the latter six months due to the underlying mutual fund performance. Furthermore, three out of four of the stock categories that comprise the Equity Fund bested the S&P 500 Index during the second half of the period; those categories included large-cap growth stocks, small cap stocks, and international stocks. Unfortunately, these positive developments late in the period were not enough to overcome the underperformance for the 12-month period.

- Portfolio performance was hindered by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and international funds--which contributed to the Portfolio's underperformance of its benchmark.

- We currently believe that the economic environment is positive for equities because inflation and interest rates remain low and valuations are still attractive.

GLOBAL ECONOMIC RECESSION, RECORD STOCK MARKET VOLATILITY, AND CONTINUED PROBLEMS FOR FINANCIAL STOCKS AND THE HOUSING INDUSTRY PRODUCED A CHALLENGING ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

Events that originated with the subprime housing meltdown and spread to credit derivatives continued to impact the economic and market environment during the period. Equity returns were inordinately negative across all major asset classes and investing styles with little deviation in performance. After underperforming international stocks for several years, domestic stocks outperformed non-U.S. stocks by a small margin.

EFFECTIVE ALLOCATION(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Small Company          (21%)
International          (31%)
Large Company Growth   (24%)
Large Company Value    (24%)

Small cap stocks slightly outperformed large cap stocks during the 12-month period, and large-cap growth stocks exceeded large-cap value stocks for the second consecutive year. Equity markets did rebound strongly toward the end of the period beginning in early March on better-than-expected news from financial institutions and the release of less-dire economic statistics.

The combination of a global slowdown, continuing problems in the housing sector, and higher unemployment rates caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined by approximately 6% for two consecutive quarters during the second half of the 12-month period. In response, policymakers took unprecedented actions in an attempt to mitigate the crisis. The Fed reduced short-term rates to a range of 0 to 0.25% and pledged to pump money directly into the economy by purchasing

----------
(3.) Portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation.

                24 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(3)
(AS OF MAY 31, 2009)

T. Rowe Price Blue Chip Growth Fund                    12%
Wells Fargo Advantage Equity Value Portfolio           12%
Thornburg International Value Fund                     12%
Wells Fargo Advantage International Growth Portfolio    8%
ING International Value Fund                            7%
Columbia Marsico Focused Equities Fund                  6%
MFS Value Fund                                          6%
Eaton Vance Large Cap Value Fund                        6%
Wells Fargo Advantage Endeavor Select Fund              6%
Wells Fargo Advantage Small Company Value Portfolio     5%
Oppenheimer Main Street Small Cap Fund                  5%
Wells Fargo Advantage Small Cap Value Fund              5%
Wells Fargo Advantage Small Cap Growth Fund             5%
T. Rowe Price International Discovery Fund              5%

U.S. Treasuries securities and mortgage-backed securities. There were several positive developments toward the end of the 12-month period pertaining to the U.S. economy. Consumer spending showed signs of stabilizing and corporate yield spreads narrowed significantly, indicating frozen credit markets were starting to thaw.

The Portfolio's performance was hindered by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and international funds--which contributed to its underperformance of the benchmark.

WE REPLACED TWO UNDERLYING MUTUAL FUNDS AND ADDED ONE ADDITIONAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap value investing style, we replaced the John Hancock Classic Value Fund with Eaton Vance Large Cap Value. In addition, we replaced the DWS Dreman High Return Equity Fund with the MFS Value Fund. We also added the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND to supplement the existing small-cap value equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the risk profiles of the funds.

DESPITE THE RECENT DECLINE OF REAL GDP GROWTH, WE BELIEVE THAT ECONOMIC GROWTH WILL TURN POSITIVE AGAIN IN THE SECOND HALF OF 2009.

We currently believe that the economic environment is positive for equities because inflation and interest rates remain low and valuations are still attractive. In addition, the Portfolio's broad diversification among major equity styles may help it to manage risk.

                Wells Fargo Advantage WealthBuilder Portfolio 25


Performance Highlights

                WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                   Including Sales Charge                  Excluding Sales Charge            Expense Ratio
WEALTHBUILDER              -------------------------------------   -------------------------------------   -----------------
EQUITY PORTFOLIO           6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
----------------           ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Equity Portfolio (WBGIX)     11.30     (35.61)  (2.71)    (1.83)     12.99     (34.63)  (2.41)    (1.69)     2.43%     1.50%
S&P 500 Index(1)                                                      4.05     (32.57)  (1.90)    (1.71)

----------
*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(5.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                26 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION
October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO   1 YEAR
---------------------------------------   ------
WealthBuilder Tactical Equity Portfolio   (37.36)%
S&P 500 Index(1)                          (32.57)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.49%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

              WELLS FARGO ADVANTAGE
             WEALTHBUILDER TACTICAL
                EQUITY PORTFOLIO      S&P 500 INDEX
             ----------------------   -------------
5/31/1999              9850              $10,000
6/30/1999             10490              $10,555
7/31/1999             10185              $10,225
8/31/1999             10107              $10,175
9/30/1999              9873              $ 9,896
10/31/1999            10513              $10,522
11/30/1999            10926              $10,736
12/31/1999            11901              $11,368
1/31/2000             11519              $10,797
2/29/2000             11784              $10,593
3/31/2000             12728              $11,629
4/30/2000             12197              $11,279
5/31/2000             11675              $11,048
6/30/2000             12338              $11,320
7/31/2000             12190              $11,143
8/31/2000             12907              $11,835
9/30/2000             12197              $11,210
10/31/2000            12002              $11,163
11/30/2000            10989              $10,283
12/31/2000            11147              $10,333
1/31/2001             11274              $10,700
2/28/2001              9950              $ 9,724
3/31/2001              9046              $ 9,108
4/30/2001             10029              $ 9,816
5/31/2001             10116              $ 9,882
6/30/2001             10005              $ 9,641
7/31/2001              9744              $ 9,546
8/31/2001              9252              $ 8,949
9/30/2001              8174              $ 8,226
10/31/2001             8491              $ 8,383
11/30/2001             9030              $ 9,026
12/31/2001             9381              $ 9,105
1/31/2002              9086              $ 8,972
2/28/2002              8800              $ 8,799
3/31/2002              9325              $ 9,130
4/30/2202              9031              $ 8,577
5/31/2002              8856              $ 8,513
6/30/2002              8331              $ 7,907
7/31/2002              7353              $ 7,291
8/31/2002              7330              $ 7,338
9/30/2002              6527              $ 6,541
10/31/2002             6948              $ 7,117
11/30/2002             7377              $ 7,536
12/31/2002             6996              $ 7,093
1/31/2003              6694              $ 6,907
2/28/2003              6527              $ 6,803
3/31/2003              6463              $ 6,869
4/30/2003              7035              $ 7,435
5/31/2003              7489              $ 7,827
6/30/2003              7600              $ 7,927
7/31/2003              7783              $ 8,067
8/31/2003              7997              $ 8,224
9/30/2003              8013              $ 8,137
10/31/2003             8546              $ 8,597
11/30/2003             8745              $ 8,673
12/31/2003             9190              $ 9,127
1/31/2004              9436              $ 9,295
2/29/2004              9627              $ 9,424
3/31/2004              9699              $ 9,282
4/30/2004              9349              $ 9,136
5/31/2004              9412              $ 9,262
6/30/2004              9675              $ 9,442
7/31/2004              9269              $ 9,129
8/31/2004              9230              $ 9,166
9/30/2004              9516              $ 9,265
10/31/2004             9802              $ 9,407
11/30/2004            10398              $ 9,788
12/31/2004            10799              $10,121
1/31/2005             10510              $ 9,874
2/28/2005             10823              $10,082
3/31/2005             10550              $ 9,903
4/30/2005             10205              $ 9,715
5/31/2005             10438              $10,024
6/30/2005             10550              $10,039
7/31/2005             10967              $10,412
8/31/2005             11071              $10,317
9/30/2005             11384              $10,401
10/31/2005            11087              $10,227
11/30/2005            11424              $10,614
12/31/2005            11721              $10,618
1/31/2006             12235              $10,899
2/28/2006             12307              $10,928
3/31/2006             12596              $11,064
4/30/2006             12949              $11,213
5/31/2006             12419              $10,890
6/30/2006             12387              $10,905
7/31/2006             12427              $10,972
8/31/2006             12716              $11,233
9/30/2006             12901              $11,523
10/31/2006            13286              $11,898
11/30/2006            13647              $12,125
12/31/2006            13927              $12,295
1/31/2007             14058              $12,481
2/28/2007             13993              $12,237
3/31/2007             14295              $12,373
4/30/2007             14843              $12,921
5/31/2007             15301              $13,372
6/30/2007             15178              $13,150
7/31/2007             14777              $12,743
8/31/2007             14851              $12,934
9/30/2007             15472              $13,417
10/31/2007            15979              $13,631
11/30/2007            15268              $13,061
12/31/2007            15026              $12,970
1/31/2008             13921              $12,192
2/29/2008             13544              $11,796
3/31/2008             13301              $11,745
4/30/2008             14038              $12,317
5/31/2008             14182              $12,477
6/30/2008             12825              $11,425
7/31/2008             12637              $11,329
8/31/2008             12511              $11,493
9/30/2008             11119              $10,469
10/31/2008             8802              $ 8,710
11/30/2008             7850              $ 8,085
12/31/2008             8242              $ 8,171
1/31/2009              7376              $ 7,483
2/28/2009              6597              $ 6,686
3/31/2009              7249              $ 7,272
4/30/2009              8387              $ 7,968
5/31/2009              8884              $ 8,413

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(2.) The chart compares the performance of the Wells Fargo Advantage
     WealthBuilder Tactical Equity Portfolio for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                Wells Fargo Advantage WealthBuilder Portfolio 27


Performance Highlights

       WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio rebounded strongly during the second half of the 12-month period and significantly exceeded its benchmark, due mainly to the underlying mutual fund performance and the TEA model's emphasis on small cap stocks instead of large cap stocks. Nonetheless, it was not enough to overcome the underperformance for the 12-month period.

- The Portfolio's significant overweighting to large-cap value stocks compared to large-cap growth stocks was a hindrance to relative performance during the period, while an overweighting in domestic small cap stocks relative to large cap stocks contributed modestly to the Portfolio's performance. The Portfolio alternated its overweighting between international and domestic stocks during the period, which benefitted the Portfolio's performance.

- We believe that the economic environment is positive for equities because inflation and interest rates remain low and valuations are still attractive.

GLOBAL ECONOMIC RECESSION, RECORD STOCK MARKET VOLATILITY, AND CONTINUED PROBLEMS FOR FINANCIAL STOCKS AND THE HOUSING INDUSTRY PRODUCED A CHALLENGING ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

Events that originated with the subprime housing meltdown and spread to credit derivatives continued to impact the economic and market environment during the period. Equity returns were inordinately negative across all major asset classes and investing styles with little deviation in performance. After underperforming international stocks for several years, domestic stocks outperformed non-U.S. stocks by a small margin.

Small cap stocks slightly outperformed large cap stocks during the 12-month period, and large-cap growth stocks exceeded large-cap value stocks for the second consecutive year. Equity markets did rebound strongly toward the end of the year beginning in early March on better-than-expected news from financial institutions and the release of less-dire economic statistics.

The combination of a global slowdown, continuing problems in the housing sector, and higher unemployment rates caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined approximately 6% for two consecutive quarters during the second half of the period. In response, policymakers took unprecedented actions in an attempt to mitigate the crisis. The Fed reduced short-term rates to a range of 0 to 0.25% and pledged to pump money directly into the economy by purchasing U.S. Treasuries and mortgage-backed securities. There were several positive developments toward the end of the 12-month period pertaining to the U.S. economy. Consumer spending showed signs of stabilizing

----------
(3.) Portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation.

                28 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Performance Highlights

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

and corporate yield spreads narrowed significantly, indicating frozen credit markets were starting to thaw.

The Portfolio's significant overweighting to large-cap value stocks compared to large-cap growth stocks was a hindrance to the Portfolio's performance during the period and the main contribution to the underperformance of the Portfolio relative to its benchmark. The Portfolio's tactical shifts between overweighting and underweighting international stocks versus domestic stocks and its overweighting in domestic small cap stocks relative to large cap stocks contributed positively to performance.

EFFECTIVE ALLOCATION(3)
(AS OF MAY 31, 2009)

                                   (PIE CHART)

International         (10%)
Large Company Growth   (9%)
Large Company Value   (34%)
Small Company         (47%)

The proportion of assets in different equity styles is determined by a proprietary investment strategy called the Tactical Equity Allocation (TEA) Model, which seeks to enhance the Portfolio's performance by shifting emphasis between equity styles depending upon market conditions. As of May 31, 2009, about half of the Portfolio's assets were invested in the small cap style, over one-third of the assets were invested in the large-cap value style, and smaller portions of assets were invested in the large-cap growth and international styles.

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(3)
(AS OF MAY 31, 2009)

Wells Fargo Advantage Equity Value Portfolio           17%
Wells Fargo Advantage Small Company Value Portfolio    14%
Oppenheimer Main Street Small Cap Fund                 14%
Wells Fargo Advantage Small Cap Growth Fund            13%
MFS Value Fund                                          9%
Eaton Vance Large Cap Value Fund                        9%
Wells Fargo Advantage Small Cap Value Fund              5%
T. Rowe Price Blue Chip Growth Fund                     4%
Thornburg International Value Fund                      4%
Wells Fargo Advantage International Growth Portfolio    3%
ING International Value Fund                            2%
Columbia Marsico Focused Equities Fund                  2%
Wells Fargo Advantage Endeavor Select Fund              2%
T. Rowe Price International Discovery Fund              2%

WE REPLACED TWO UNDERLYING MUTUAL FUNDS AND ADDED ONE ADDITIONAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap value investing style, we replaced the John Hancock Classic Value Fund with Eaton Vance Large Cap Value. In addition, we replaced the DWS Dreman High Return Equity Fund with the MFS Value Fund. We also added the Wells Fargo Advantage Small Cap Value Fund to supplement the existing small-cap value equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the risk profiles of the funds.

DESPITE THE RECENT DECLINE OF REAL GDP GROWTH, WE BELIEVE THAT ECONOMIC GROWTH WILL TURN POSITIVE AGAIN IN THE SECOND HALF OF 2009.

The TEA Model continues to emphasize domestic, small cap, and value stocks. The current allocation has been in place since September 2008, when we shifted from international to domestic. To make a change in our asset allocation emphasis, we look for indications of a change in both market-based indicators and fundamentals. We believe that the current economic environment is positive for equities because inflation and interest rates remain low and valuations are still attractive.

                Wells Fargo Advantage WealthBuilder Portfolio 29


Performance Highlights

       WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                         Including Sales Charge               Excluding Sales Charge          Expense Ratio
WEALTHBUILDER TACTICAL             ----------------------------------  -----------------------------------  ----------------
EQUITY PORTFOLIO                   6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year   5 Year  10 Year  Gross(4)  Net(5)
----------------------             ---------  ------  ------  -------  ---------  ------   ------  -------  --------  ------
Tactical Equity Portfolio (WBGAX)    11.48    (38.30) (1.45)   (1.18)    13.17    (37.36)  (1.15)   (1.03)    2.49%    1.50%
S&P 500 Index(1)                                                          4.05    (32.57)  (1.90)   (1.71)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(5.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                30 Wells Fargo Advantage WealthBuilder Portfolio


                                                       Fund Expenses (Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from December 1, 2008 to May 31, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable portfolio to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio with other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning         Ending        Expenses
                                                  Account Value   Account Value   Paid During      Net Annual
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO     12-01-2008      05-31-2009     Period(1)    Expense Ratio(2)
-----------------------------------------------   -------------   -------------   -----------   ----------------
Actual                                              $1,000.00       $1,096.60         $7.84           1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45         $7.54           1.50%
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
Actual                                              $1,000.00       $1,112.80         $7.90           1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45         $7.54           1.50%
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
Actual                                              $1,000.00       $1,128.10         $7.96           1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45         $7.54           1.50%
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
Actual                                              $1,000.00       $1,133.00         $7.98           1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45         $7.54           1.50%
WEALTHBUILDER EQUITY PORTFOLIO
Actual                                              $1,000.00       $1,129.90         $7.97           1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45         $7.54           1.50%
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
Actual                                              $1,000.00       $1,131.70         $7.97           1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45         $7.54           1.50%

----------
(1.) Expenses are equal to the Portfolio's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2.) The actual expense rates exclude expenses allocated from Master Portfolios.

                Wells Fargo Advantage WealthBuilder Portfolio 31


Portfolio of Investments--May 31, 2009

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

  SHARES     SECURITY NAME                                                                           VALUE
----------   -------------                                                                       ------------
INVESTMENT COMPANIES: 97.78%
STOCK FUNDS: 11.63%
   150,981   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                              $  2,467,033
   170,755   EATON VANCE LARGE CAP VALUE FUND                                                       2,405,932
   279,069   ING INTERNATIONAL VALUE FUND                                                           2,857,662
   141,686   MFS VALUE FUND                                                                         2,540,427
   156,452   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                 2,249,778
   183,741   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                    4,896,684
    66,411   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                             1,960,463
   216,166   THORNBURG INTERNATIONAL VALUE FUND                                                     4,651,896
                                                                                                   24,029,875
                                                                                                 ------------
AFFILIATED STOCK FUNDS: 8.14%
   338,719   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                             2,299,901
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                           4,810,507
       N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                   3,128,901
   235,606   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                            2,122,806
   100,818   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                             2,106,098
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                    2,351,478
                                                                                                   16,819,691
                                                                                                 ------------
BOND FUNDS: 14.77%
   394,367   ING GLOBAL REAL ESTATE FUND                                                            4,716,625
 1,576,852   OPPENHEIMER INTERNATIONAL BOND FUND                                                    9,555,721
   862,112   PIMCO COMMODITY REALRETURN STRATEGY FUND                                               6,371,005
 1,335,216   PIMCO HIGH YIELD FUND                                                                  9,893,954
                                                                                                   30,537,305
                                                                                                 ------------
AFFILIATED BOND FUNDS: 63.24%
 3,489,431   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                      37,336,907
 5,419,184   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                             55,925,977
       N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                     37,437,858
                                                                                                  130,700,742
                                                                                                 ------------
TOTAL INVESTMENT COMPANIES (COST $203,330,910)                                                    202,087,613
                                                                                                 ------------

                                                                         INTEREST    MATURITY
PRINCIPAL                                                                  RATE        DATE
---------                                                                --------   ----------
SHORT-TERM INVESTMENTS: 0.64%
US TREASURY BILLS: 0.64%
$   20,000   US TREASURY BILL###                                           0.23%    06/04/2009         20,000
    80,000   US TREASURY BILL###                                           0.26     08/06/2009         79,980
    20,000   US TREASURY BILL###                                           0.37     08/06/2009         19,995
   625,000   US TREASURY BILL###                                           0.39     08/06/2009        624,845
   210,000   US TREASURY BILL###                                           0.41     08/06/2009        209,948
   380,000   US TREASURY BILL###                                           0.30     11/05/2009        379,607
                                                                                                    1,334,375
                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,333,846)                                                      1,334,375
                                                                                                 ------------

                32 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2009

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

  SHARES     SECURITY NAME                                                                           VALUE
----------   -------------                                                                       ------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $204,664,756)*                                          98.42%                          $203,421,988
OTHER ASSETS AND LIABILITIES, NET                                 1.58                              3,261,173
                                                                ------                           ------------
TOTAL NET ASSETS                                                100.00%                          $206,683,161
                                                                ------                           ------------

----------
##   Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

* Cost for federal income tax purposes is $209,386,042 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 3,820,962
Gross unrealized depreciation                 (9,785,016)
                                             -----------
Net unrealized appreciation (depreciation)   $(5,964,054)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 33


Portfolio of Investments--May 31, 2009

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
INVESTMENT COMPANIES: 97.67%
STOCK FUNDS: 22.05%
   349,582   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                      $  5,712,170
   398,108   EATON VANCE LARGE CAP VALUE FUND                                                               5,609,346
   624,639   ING INTERNATIONAL VALUE FUND                                                                   6,396,304
   313,831   MFS VALUE FUND                                                                                 5,626,990
   349,165   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                         5,020,988
   428,138   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                           11,409,864
   152,857   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                     4,512,324
   499,229   THORNBURG INTERNATIONAL VALUE FUND                                                            10,743,417
                                                                                                           55,031,403
                                                                                                         ------------
AFFILIATED STOCK FUNDS: 15.39%
   817,486   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                     5,550,727
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                  11,177,743
       N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                           7,178,194
   516,863   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                    4,656,931
   224,444   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                     4,688,635
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                            5,167,396
                                                                                                           38,419,626
                                                                                                         ------------
BOND FUNDS: 14.40%
   437,231   ING GLOBAL REAL ESTATE FUND                                                                    5,229,286
 1,919,521   OPPENHEIMER INTERNATIONAL BOND FUND                                                           11,632,298
 1,012,288   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                       7,480,807
 1,566,662   PIMCO HIGH YIELD FUND                                                                         11,608,965
                                                                                                           35,951,356
                                                                                                         ------------
AFFILIATED BOND FUNDS: 45.83%
 3,223,161   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                              34,487,826
 4,422,227   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                     45,637,380
       N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                             34,263,853
                                                                                                          114,389,059
                                                                                                         ------------
TOTAL INVESTMENT COMPANIES (COST $258,228,675)                                                            243,791,444
                                                                                                         ------------
SHORT-TERM INVESTMENTS: 1.41%
MUTUAL FUNDS: 0.17%
   409,469   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                        409,469
                                                                                                         ------------

 PRINCIPAL                                                               INTEREST RATE   MATURITY DATE
----------                                                               -------------   -------------
US TREASURY BILLS: 1.24%
$   45,000   US TREASURY BILL###                                                  0.23%     06/04/2009         44,999
    10,000   US TREASURY BILL###                                                  0.37      08/06/2009          9,998
 1,450,000   US TREASURY BILL###                                                  0.39      08/06/2009      1,449,640
   390,000   US TREASURY BILL###                                                  0.41      08/06/2009        389,903
     5,000   US TREASURY BILL###                                                  0.45      08/06/2009          4,999
 1,205,000   US TREASURY BILL###                                                  0.30      11/05/2009      1,203,754
                                                                                                            3,103,293
                                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,511,550)                                                              3,512,762
                                                                                                         ------------

                34 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2009

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $261,740,225)*                                             99.08%                                  $247,304,206
OTHER ASSETS AND LIABILITIES, NET                                 0.92                                      2,302,833
                                                                ------                                   ------------
TOTAL NET ASSETS                                                100.00%                                  $249,607,039
                                                                ------                                   ------------

----------
~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

##   Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

* Cost for federal income tax purposes is $266,979,925 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  4,567,534
Gross unrealized depreciation                 (24,243,253)
                                             ------------
Net unrealized appreciation (depreciation)   $(19,675,719)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 35


Portfolio of Investments--May 31, 2009

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
INVESTMENT COMPANIES: 97.21%
STOCK FUNDS: 35.60%
 1,021,134   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                      $ 16,685,333
 1,171,845   EATON VANCE LARGE CAP VALUE FUND                                                              16,511,302
 1,774,566   ING INTERNATIONAL VALUE FUND                                                                  18,171,559
   919,049   MFS VALUE FUND                                                                                16,478,545
   939,050   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                        13,503,539
 1,255,789   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                           33,466,777
   437,386   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                    12,911,638
 1,459,801   THORNBURG INTERNATIONAL VALUE FUND                                                            31,414,926
                                                                                                          159,143,619
                                                                                                         ------------
AFFILIATED STOCK FUNDS: 24.80%
 2,437,050   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                    16,547,567
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                  32,861,276
       N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                          20,847,931
 1,479,827   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                   13,333,245
   645,548   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                    13,485,507
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                           13,763,363
                                                                                                          110,838,889
                                                                                                         ------------
BOND FUNDS: 14.19%
   759,397   ING GLOBAL REAL ESTATE FUND                                                                    9,082,391
 3,381,999   OPPENHEIMER INTERNATIONAL BOND FUND                                                           20,494,913
 1,805,363   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                      13,341,630
 2,771,260   PIMCO HIGH YIELD FUND                                                                         20,535,033
                                                                                                           63,453,967
                                                                                                         ------------
AFFILIATED BOND FUNDS: 22.62%
 4,903,541   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                              52,467,892
       N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                             48,647,213
                                                                                                          101,115,105
                                                                                                         ------------
TOTAL INVESTMENT COMPANIES (COST $481,006,982)                                                            434,551,580
                                                                                                         ------------
SHORT-TERM INVESTMENTS: 2.00%
MUTUAL FUNDS: 0.09%
   396,205   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                        396,205
                                                                                                         ------------

 PRINCIPAL                                                               INTEREST RATE   MATURITY DATE
----------                                                               -------------   -------------
US TREASURY BILLS: 1.91%
$  150,000   US TREASURY BILL###                                                  0.23%     06/04/2009        149,997
 4,875,000   US TREASURY BILL###                                                  0.39      08/06/2009      4,873,791
   360,000   US TREASURY BILL###                                                  0.41      08/06/2009        359,911
    15,000   US TREASURY BILL###                                                  0.44      08/06/2009         14,996
    10,000   US TREASURY BILL###                                                  0.23      11/05/2009          9,990
 3,130,000   US TREASURY BILL###                                                  0.30      11/05/2009      3,126,764
                                                                                                            8,535,449
                                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,928,328)                                                              8,931,654
                                                                                                         ------------

                36 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2009

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $489,935,310)*                                             99.21%                                  $443,483,234
OTHER ASSETS AND LIABILITIES, NET                                 0.79                                      3,516,769
                                                                ------                                   ------------
TOTAL NET ASSETS                                                100.00%                                  $447,000,003
                                                                ------                                   ------------

----------
~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

##   Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

* Cost for federal income tax purposes is $513,202,293 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 11,198,010
Gross unrealized depreciation                 (80,917,069)
                                             ------------
Net unrealized appreciation (depreciation)   $(69,719,059)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 37


Portfolio of Investments--May 31, 2009

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
INVESTMENT COMPANIES: 97.59%
STOCK FUNDS: 43.65%
   412,096   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                      $  6,733,653
   471,736   EATON VANCE LARGE CAP VALUE FUND                                                               6,646,762
   718,924   ING INTERNATIONAL VALUE FUND                                                                   7,361,783
   371,312   MFS VALUE FUND                                                                                 6,657,616
   394,693   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                         5,675,690
   506,107   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                           13,487,739
   176,869   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                     5,221,161
   589,482   THORNBURG INTERNATIONAL VALUE FUND                                                            12,685,658
                                                                                                           64,470,062
                                                                                                         ------------
AFFILIATED STOCK FUNDS: 30.47%
   978,830   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                     6,646,258
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                  13,215,971
       N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                           8,371,756
   601,004   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                    5,415,043
   260,938   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                     5,450,991
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                            5,895,711
                                                                                                           44,995,730
                                                                                                         ------------
BOND FUNDS: 10.61%
   252,410   ING GLOBAL REAL ESTATE FUND                                                                    3,018,827
   676,835   OPPENHEIMER INTERNATIONAL BOND FUND                                                            4,101,619
   597,268   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                       4,413,811
   558,015   PIMCO HIGH YIELD FUND                                                                          4,134,893
                                                                                                           15,669,150
                                                                                                         ------------
AFFILIATED BOND FUNDS: 12.86%
   887,087   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                               9,491,836
       N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                              9,500,885
                                                                                                           18,992,721
                                                                                                         ------------
TOTAL INVESTMENT COMPANIES (COST $164,852,363)                                                            144,127,663
                                                                                                         ------------
SHORT-TERM INVESTMENTS: 1.94%
MUTUAL FUNDS: 0.10%
   147,100   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                        147,100
                                                                                                         ------------

 PRINCIPAL                                                               INTEREST RATE   MATURITY DATE
----------                                                               -------------   -------------
US TREASURY BILLS: 1.84%
$   45,000   US TREASURY BILL###                                                  0.23%     06/04/2009         44,999
     5,000   US TREASURY BILL###                                                  0.37      08/06/2009          4,999
 1,395,000   US TREASURY BILL###                                                  0.39      08/06/2009      1,394,654
   185,000   US TREASURY BILL###                                                  0.41      08/06/2009        184,954
     5,000   US TREASURY BILL###                                                  0.44      08/06/2009          4,999
 1,090,000   US TREASURY BILL###                                                  0.30      11/05/2009      1,088,873
                                                                                                            2,723,478
                                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,869,530)                                                              2,870,578
                                                                                                         ------------

                38 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2009

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $167,721,893)*                                             99.53%                                  $146,998,241
OTHER ASSETS AND LIABILITIES, NET                                 0.47                                        692,549
                                                                ------                                   ------------
TOTAL NET ASSETS                                                100.00%                                  $147,690,790
                                                                ------                                   ------------

----------
~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

##   Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

* Cost for federal income tax purposes is $176,053,873 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  3,964,058
Gross unrealized depreciation                 (33,019,690)
                                             ------------
Net unrealized appreciation (depreciation)   $(29,055,632)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 39


Portfolio of Investments--May 31, 2009

WEALTHBUILDER EQUITY PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
INVESTMENT COMPANIES: 99.39%
STOCK FUNDS: 58.69%
   393,574   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                      $  6,430,999
   443,020   EATON VANCE LARGE CAP VALUE FUND                                                               6,242,147
   690,605   ING INTERNATIONAL VALUE FUND                                                                   7,071,795
   349,037   MFS VALUE FUND                                                                                 6,258,227
   369,457   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                         5,312,793
   479,094   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                           12,767,866
   170,403   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                     5,030,301
   562,991   THORNBURG INTERNATIONAL VALUE FUND                                                            12,115,567
                                                                                                           61,229,695
                                                                                                         ------------
AFFILIATED STOCK FUNDS: 40.70%
   903,027   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                     6,131,552
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                  12,459,324
       N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                           8,015,310
   571,207   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                    5,146,573
   252,017   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                     5,264,638
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                            5,449,032
                                                                                                           42,466,429
                                                                                                         ------------
TOTAL INVESTMENT COMPANIES (COST $121,584,189)                                                            103,696,124
                                                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $121,584,189)*                                             99.39%                                  $103,696,124
OTHER ASSETS AND LIABILITIES, NET                                 0.61                                        638,294
                                                                ------                                   ------------
TOTAL NET ASSETS                                                100.00%                                  $104,334,418
                                                                ------                                   ------------

----------
* Cost for federal income tax purposes is $124,216,008 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  4,002,416
Gross unrealized depreciation                 (24,522,300)
                                             ------------
Net unrealized appreciation (depreciation)   $(20,519,884)

The accompanying notes are an integral part of these financial statements.

                40 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2009

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

  SHARES     SECURITY NAME                                                                                   VALUE
----------   ---------------------------------------------------------                                   ------------
INVESTMENT COMPANIES: 100.04%
STOCK FUNDS: 45.45%
   411,514   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                      $  6,724,145
 1,842,956   EATON VANCE LARGE CAP VALUE FUND                                                              25,967,254
   694,943   ING INTERNATIONAL VALUE FUND                                                                   7,116,219
 1,449,818   MFS VALUE FUND                                                                                25,995,243
 2,983,575   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                        42,903,808
   499,538   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                           13,312,689
   166,679   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                     4,920,371
   537,844   THORNBURG INTERNATIONAL VALUE FUND                                                            11,574,404
                                                                                                          138,514,133
                                                                                                         ------------
AFFILIATED STOCK FUNDS: 54.59%
   932,580   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                     6,332,215
       N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                  51,790,894
       N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                           7,815,271
 4,520,984   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                   40,734,068
   741,645   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                    15,492,966
       N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                           44,205,643
                                                                                                          166,371,057
                                                                                                         ------------
TOTAL INVESTMENT COMPANIES (COST $353,615,226)                                                            304,885,190
                                                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $353,615,226)*                                            100.04%                                  $304,885,190
OTHER ASSETS AND LIABILITIES, NET                                (0.04)                                      (115,319)
                                                                ------                                   ------------
TOTAL NET ASSETS                                                100.00%                                  $304,769,871
                                                                ------                                   ------------

----------
* Cost for federal income tax purposes is $362,187,423 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  8,565,729
Gross unrealized depreciation                 (65,867,962)
                                             ------------
Net unrealized appreciation (depreciation)   $(57,302,233)

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                42 Wells Fargo Advantage WealthBuilder Portfolio


                              Statements of Assets and Liabilities--May 31, 2009

                                                                                       WealthBuilder    WealthBuilder
                                                                                        Conservative      Moderate
                                                                                         Allocation       Balanced
                                                                                         Portfolio        Portfolio
                                                                                       -------------    -------------
ASSETS
   Investments
      In securities, at value ......................................................    $ 55,901,555     $ 94,086,052
      In affiliated Master Portfolios ..............................................      47,728,744       57,787,186
      In affiliates ................................................................      99,791,689       95,430,968
                                                                                        ------------     ------------
   Total investments at value (see cost below) .....................................     203,421,988      247,304,206
                                                                                        ------------     ------------
   Cash ............................................................................         171,282          499,995
   Receivable for Fund shares issued ...............................................       3,125,808        2,728,727
   Receivable for investments sold .................................................         142,208                0
   Receivables for dividends and interest ..........................................         422,743          391,521
                                                                                        ------------     ------------
   Total assets ....................................................................     207,284,029      250,924,449
                                                                                        ------------     ------------
LIABILITIES
   Payable for daily variation margin on futures contracts .........................          30,172           69,459
   Payable for Fund shares redeemed ................................................         313,157          536,103
   Payable for investments purchased ...............................................               0          409,469
   Payable to investment advisor and affiliates (Note 3) ...........................         206,339          246,381
   Accrued expenses and other liabilities ..........................................          51,200           55,998
                                                                                        ------------     ------------
Total liabilities ..................................................................         600,868        1,317,410
                                                                                        ------------     ------------
TOTAL NET ASSETS ...................................................................    $206,683,161     $249,607,039
                                                                                        ------------     ------------
NET ASSETS CONSIST OF
   Paid-in capital .................................................................    $221,031,701     $300,451,964
   Undistributed/overdistributed net investment income (loss) ......................         121,177          653,693
   Undistributed net realized gain (loss) on investments ...........................     (14,782,769)     (40,694,864)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and
      translation of assets and liabilities denominated in foreign currencies ......      (1,242,768)     (14,436,022)
   Net unrealized appreciation (depreciation) of futures ...........................       1,555,820        3,632,268
                                                                                        ------------     ------------
TOTAL NET ASSETS ...................................................................    $206,683,161     $249,607,039
                                                                                        ------------     ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net asset value and offering price per share ....................................    $       9.38     $       9.01
   Maximum offering price per share(2) .............................................    $       9.52     $       9.15
   Net assets ......................................................................    $206,683,161     $249,607,039
   Shares outstanding ..............................................................      22,037,072       27,711,129
                                                                                        ------------     ------------
Investments at cost ................................................................    $204,664,756     $261,740,225
                                                                                        ------------     ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 43


Statements of Assets and Liabilities--May 31, 2009

WealthBuilder   WealthBuilder                   WealthBuilder
   Growth          Growth       WealthBuilder     Tactical
  Balanced        Allocation       Equity          Equity
 Portfolio        Portfolio       Portfolio      Portfolio
-------------   -------------   -------------   -------------


$ 231,133,035    $ 82,862,690    $ 61,229,695   $ 138,514,133
  116,119,783      36,984,323      25,923,666     103,811,808
   96,230,416      27,151,228      16,542,763      62,559,249
-------------    ------------    ------------   -------------
  443,483,234     146,998,241     103,696,124     304,885,190
-------------    ------------    ------------   -------------
    2,652,130         531,898         398,022         305,230
    2,199,000         801,569         496,693         588,453
            0               0           1,978          94,770
      387,982          74,602               7               6
-------------    ------------    ------------   -------------
  448,722,346     148,406,310     104,592,824     305,873,649
-------------    ------------    ------------   -------------

      162,762          58,975               0               0
      571,260         319,525         111,959         683,090
      396,205         147,100               0               0
      446,231         143,791         100,928         303,817
      145,885          46,129          45,519         116,871
-------------    ------------    ------------   -------------
    1,722,343         715,520         258,406       1,103,778
-------------    ------------    ------------   -------------
$ 447,000,003    $147,690,790    $104,334,418   $ 304,769,871
-------------    ------------    ------------   -------------

$ 652,725,135    $223,671,925    $163,377,996   $ 536,968,178
    1,204,810         121,972           3,772          54,188
 (170,609,985)    (58,539,505)    (41,158,791)   (183,517,107)

  (46,453,146)    (20,724,059)    (17,888,559)    (48,735,388)
   10,133,189       3,160,457               0               0
-------------    ------------    ------------   -------------
$ 447,000,003    $147,690,790    $104,334,418   $ 304,769,871
-------------    ------------    ------------   -------------

$        8.30    $       7.98    $       7.72   $        9.13
$        8.43    $       8.10    $       7.84   $        9.27
$ 447,000,003    $147,690,790    $104,334,418   $ 304,769,871
   53,832,749      18,512,978      13,519,933      33,392,576
-------------    ------------    ------------   -------------
$ 489,935,310    $167,721,893    $121,584,189   $ 353,615,226
-------------    ------------    ------------   -------------

                44 Wells Fargo Advantage WealthBuilder Portfolio


                       Statements of Operations--For the Year Ended May 31, 2009

                                                                                       WealthBuilder   WealthBuilder
                                                                                        Conservative      Moderate
                                                                                         Allocation       Balanced
                                                                                         Portfolio       Portfolio
                                                                                       -------------   -------------
INVESTMENT INCOME
   Dividends .......................................................................   $  6,162,872    $  7,371,941
   Dividends allocated from affiliated Master Portfolios(1) ........................        268,490         609,058
   Interest ........................................................................          9,317          28,840
   Income allocated from affiliated Master Portfolios ..............................      1,531,331       1,603,136
   Income from affiliated securities ...............................................          8,908          10,934
   Expenses allocated from affiliated Master Portfolios ............................       (183,225)       (301,364)
   Waivers allocated from affiliated Master Portfolios .............................          2,902           5,191
                                                                                       ------------    ------------
Total investment income ............................................................      7,800,595       9,327,736
                                                                                       ------------    ------------
EXPENSES
   Advisory fees ...................................................................        315,498         437,232
   Administration fees .............................................................        520,571         721,432
   Shareholder servicing fees (Note 3) .............................................        393,185         544,143
   Accounting fees .................................................................          3,197           5,860
   Distribution fees (Note 3) ......................................................      1,183,117       1,639,619
   Professional fees ...............................................................         20,875          20,922
   Registration fees ...............................................................         12,250          16,027
   Shareholder reports .............................................................          3,441          20,916
   Trustees' fees ..................................................................         10,578          10,578
   Other fees and expenses .........................................................          4,066           5,980
                                                                                       ------------    ------------
Total expenses .....................................................................      2,466,778       3,422,709
                                                                                       ------------    ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ....................................       (101,053)       (145,211)
   Net expenses ....................................................................      2,365,725       3,277,498
                                                                                       ------------    ------------
Net investment income (loss) .......................................................      5,434,870       6,050,238
                                                                                       ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Non-affiliated underlying funds .................................................     (7,335,035)    (16,149,634)
   Affiliated underlying funds .....................................................       (611,534)     (1,134,231)
   Futures transactions ............................................................     (3,903,356)    (12,641,363)
   Investment of collateral received for securities loaned from Master Portfolios ..        (41,999)        (77,464)
   Securities transactions allocated from Master Portfolios ........................     (2,213,135)     (8,303,319)
   Options, swap agreements and short sale transactions allocated from Master
      Portfolios ...................................................................          1,356           1,682
                                                                                       ------------    ------------
Net realized gain and loss from investments ........................................    (14,103,703)    (38,304,329)
                                                                                       ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Non-affiliated underlying funds .................................................     (4,107,462)    (13,969,118)
   Affiliated underlying funds .....................................................      1,577,582      (1,417,418)
   Futures transactions ............................................................      1,236,865       2,454,416
   Securities transactions allocated from Master Portfolios ........................        230,417        (725,867)
   Forwards, futures, options, swaps and short sales allocated from Master
      Portfolios ...................................................................         (7,597)        (11,874)
                                                                                       ------------    ------------
Net change in unrealized appreciation (depreciation) of investments ................     (1,070,195)    (13,669,861)
                                                                                       ------------    ------------
Net realized and unrealized gain (loss) on investments .............................    (15,173,898)    (51,974,190)
                                                                                       ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................   $ (9,739,028)   $(45,923,952)
                                                                                       ============    ============
1. Net of foreign withholding taxes allocated from Master Portfolios of ............   $      6,169    $     14,941

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 45


Statements of Operations--For the Year Ended May 31, 2009

WealthBuilder   WealthBuilder                   WealthBuilder
    Growth          Growth      WealthBuilder      Tactical
   Balanced       Allocation        Equity          Equity
  Portfolio       Portfolio       Portfolio       Portfolio
-------------   -------------   -------------   -------------

$  12,485,297   $  3,292,902    $  1,105,655    $   3,336,385
    2,058,855        790,589         824,753        3,025,739
      106,976         31,860               0                0
    2,762,109        500,988               0                0
       33,731          9,004           3,478            1,567
     (854,678)      (282,667)       (259,602)      (1,020,614)
       15,132          5,470           5,307           20,946
-------------   ------------    ------------    -------------
   16,607,422      4,348,146       1,679,591        5,364,023
-------------   ------------    ------------    -------------

      961,886        297,061         236,363          719,771
    1,587,113        490,151         390,000        1,187,622
    1,198,452        369,845         293,870          896,444
       26,885          3,020           7,335           20,230
    3,607,074      1,113,979         886,363        2,699,141
       18,796         20,877          19,360           19,446
       24,086         13,618           9,641           21,816
       45,865         33,967          40,044           69,399
       10,578         10,578          10,578           10,578
       13,826          5,105           4,876           13,771
-------------   ------------    ------------    -------------
    7,494,561      2,358,201       1,898,430        5,658,218
-------------   ------------    ------------    -------------

     (280,177)      (131,488)       (125,704)        (259,459)
    7,214,384      2,226,713       1,772,726        5,398,759
-------------   ------------    ------------    -------------
    9,393,038      2,121,433         (93,135)         (34,736)
-------------   ------------    ------------    -------------


  (76,875,269)   (27,482,525)    (25,133,005)    (120,757,315)
   (6,505,850)    (2,544,421)     (2,376,937)      (9,765,530)
  (47,088,865)   (14,134,834)              0                0
     (208,386)       (54,759)        (43,758)        (209,262)
  (33,674,903)   (12,489,376)    (13,505,997)     (52,093,034)

        3,039            487               0                0
-------------   ------------    ------------    -------------
 (164,350,234)   (56,705,428)    (41,059,697)    (182,825,141)
-------------   ------------    ------------    -------------

  (41,450,027)   (12,434,542)    (12,928,539)        (447,967)
  (12,569,617)    (4,622,831)     (6,031,953)     (14,642,760)
    4,874,947      1,672,928               0                0
   (6,270,920)    (2,577,575)     (3,527,624)     (21,373,893)

      (23,248)        (5,316)              0                0
-------------   ------------    ------------    -------------
  (55,438,865)   (17,967,336)    (22,488,116)     (36,464,620)
-------------   ------------    ------------    -------------
 (219,789,099)   (74,672,764)    (63,547,813)    (219,289,761)
-------------   ------------    ------------    -------------
$(210,396,061)  $(72,551,331)   $(63,640,948)   $(219,324,497)
=============   ============    ============    =============
$      47,843   $     18,544    $     17,428    $      38,427

                46 Wells Fargo Advantage WealthBuilder Portfolio


                                             Statements of Changes in Net Assets

                                                                                              WEALTHBUILDER CONSERVATIVE
                                                                                                 ALLOCATION PORTFOLIO
                                                                                             ----------------------------
                                                                                                For the        For the
                                                                                              Year Ended      Year Ended
                                                                                             May 31, 2009    May 31, 2008
                                                                                             ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................................   $134,803,634   $ 70,051,303
OPERATIONS
   Net investment income (loss) ..........................................................      5,434,870      2,896,722
   Net realized gain (loss) on investments ...............................................    (14,103,703)       703,295
   Net change in unrealized appreciation (depreciation) of investments ...................     (1,070,195)      (754,512)
                                                                                             ------------   ------------
Net increase (decrease) in net assets resulting from operations ..........................     (9,739,028)     2,845,505
                                                                                             ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income .................................................................     (5,460,788)    (2,839,562)
   Net realized gain on sales of investments .............................................       (394,567)    (1,700,026)
                                                                                             ------------   ------------
Total distributions to shareholders ......................................................     (5,855,355)    (4,539,588)
                                                                                             ------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold .............................................................    136,369,198     84,731,527
   Reinvestment of distributions .........................................................      5,480,208      4,217,530
   Cost of shares redeemed ...............................................................    (54,375,496)   (22,502,643)
                                                                                             ------------   ------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ..     87,473,910     66,446,414
                                                                                             ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................     71,879,527     64,752,331
                                                                                             ============   ============
ENDING NET ASSETS ........................................................................   $206,683,161   $134,803,634
                                                                                             ============   ============
SHARES ISSUED AND REDEEMED
   Shares sold ...........................................................................     14,637,742      7,913,504
   Shares issued in reinvestment of distributions ........................................        604,821        394,595
   Shares redeemed .......................................................................     (5,875,847)    (2,098,609)
                                                                                             ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..      9,366,716      6,209,490
                                                                                             ============   ============
Ending balance of undistributed net investment income (loss) .............................   $    121,177   $     82,307
                                                                                             ------------   ------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 47


Statements of Changes in Net Assets

   WEALTHBUILDER MODERATE         WEALTH BUILDER GROWTH
     BALANCED PORTFOLIO             BALANCED PORTFOLIO
---------------------------   -----------------------------
   For the       For the         For the         For the
 Year Ended     Year Ended      Year Ended     Year Ended
May 31, 2009   May 31, 2008    May 31, 2009   May 31, 2008
------------   ------------   -------------   ------------

$245,103,519   $145,929,762   $ 693,612,176   $ 620,020,196

   6,050,238      5,023,758       9,393,038      13,536,842
 (38,304,329)     1,132,095    (164,350,234)     19,881,055
 (13,669,861)    (6,056,192)    (55,438,865)    (60,381,387)
------------   ------------   -------------   -------------
 (45,923,952)        99,661    (210,396,061)    (26,963,490)
------------   ------------   -------------   -------------

  (6,246,323)    (4,683,604)    (10,804,296)    (12,465,234)
      (3,981)    (5,961,652)     (4,387,695)    (40,688,983)
------------   ------------   -------------   -------------
  (6,250,304)   (10,645,256)    (15,191,991)    (53,154,217)
------------   ------------   -------------   -------------

 122,077,923    138,030,328     107,771,609     220,421,043
   5,973,045     10,286,225      14,746,532      51,912,406
 (71,373,192)   (38,597,201)   (143,542,262)   (118,623,762)
------------   ------------   -------------   -------------
  56,677,776    109,719,352     (21,024,121)    153,709,687
------------   ------------   -------------   -------------
   4,503,520     99,173,757    (246,612,173)     73,591,980
============   ============   =============   =============
$249,607,039   $245,103,519   $ 447,000,003   $ 693,612,176
============   ============   =============   =============

  13,491,974     11,913,710      12,313,490      16,999,195
     668,351        893,449       1,984,312       4,103,741
  (8,049,594)    (3,367,412)    (16,991,369)     (9,348,513)
------------   ------------   -------------   -------------
   6,110,731      9,439,747      (2,693,567)     11,754,423
============   ============   =============   =============
$    653,693   $    796,623   $   1,204,810   $   2,565,799
------------   ------------   -------------   -------------

                48 Wells Fargo Advantage WealthBuilder Portfolio


                                             Statements of Changes in Net Assets

                                                                                                 WEALTHBUILDER GROWTH
                                                                                                 ALLOCATION PORTFOLIO
                                                                                             ---------------------------
                                                                                                For the        For the
                                                                                              Year Ended     Year Ended
                                                                                             May 31, 2009   May 31, 2008
                                                                                             ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................................   $207,241,321   $148,308,630
OPERATIONS
   Net investment income (loss) ..........................................................      2,121,433      2,812,588
   Net realized gain (loss) on investments ...............................................    (56,705,428)     3,132,135
   Net change in unrealized appreciation (depreciation) of investments ...................    (17,967,336)   (16,170,021)
                                                                                             ------------   ------------
Net increase (decrease) in net assets resulting from operations ..........................    (72,551,331)   (10,225,298)
                                                                                             ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income .................................................................     (2,200,286)    (2,607,940)
   Net realized gain on sales of investments .............................................     (1,433,788)    (7,498,293)
                                                                                             ------------   ------------
Total distributions to shareholders ......................................................     (3,634,074)   (10,106,233)
                                                                                             ------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold .............................................................     51,903,014    103,224,657
   Reinvestment of distributions .........................................................      3,547,704      9,948,033
   Cost of shares redeemed ...............................................................    (38,815,844)   (33,908,468)
                                                                                             ------------   ------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ..     16,634,874     79,264,222
                                                                                             ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................    (59,550,531)    58,932,691
                                                                                             ============   ============
ENDING NET ASSETS ........................................................................   $147,690,790   $207,241,321
                                                                                             ============   ============
SHARES ISSUED AND REDEEMED
   Shares sold ...........................................................................      6,127,060      7,910,937
   Shares issued in reinvestment of distributions ........................................        501,222        765,816
   Shares redeemed .......................................................................     (4,727,846)    (2,662,392)
                                                                                             ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..      1,900,436      6,014,361
                                                                                             ============   ============
Ending balance of undistributed/overdistributed net investment income (loss) .............   $    121,972   $    211,614
                                                                                             ------------   ------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 49


Statements of Changes in Net Assets

    WEALTHBUILDER EQUITY          WEALTHBUILDER TACTICAL
          PORTFOLIO                  EQUITY PORTFOLIO
---------------------------   -----------------------------
   For the        For the        For the         For the
 Year Ended     Year Ended      Year Ended      Year Ended
May 31, 2009   May 31, 2008    May 31, 2009    May 31, 2008
------------   ------------   -------------   ------------

$187,597,369   $207,400,989   $ 582,572,237   $513,946,848

     (93,135)     1,451,031         (34,736)     7,137,712
 (41,059,697)    11,486,039    (182,825,141)    38,507,558
 (22,488,116)   (31,938,787)    (36,464,620)   (89,308,871)
------------   ------------   -------------   ------------
 (63,640,948)   (19,001,717)   (219,324,497)   (43,663,601)
------------   ------------   -------------   ------------

     (75,536)    (1,337,856)       (371,084)    (6,716,834)
  (5,596,941)   (17,170,422)    (22,001,119)   (47,222,747)
------------   ------------   -------------   ------------
  (5,672,477)   (18,508,278)    (22,372,203)   (53,939,581)
------------   ------------   -------------   ------------

  16,995,717     36,914,181      55,140,646    209,851,745
   5,477,787     17,821,307      21,832,463     52,672,408
 (36,423,030)   (37,029,113)   (113,078,775)   (96,295,582)
------------   ------------   -------------   ------------
 (13,949,526)    17,706,375     (36,105,666)   166,228,571
------------   ------------   -------------   ------------
 (83,262,951)   (19,803,620)   (277,802,366)    68,625,389
============   ============   =============   ============
$104,334,418   $187,597,369   $ 304,769,871   $582,572,237
============   ============   =============   ============

   2,091,938      2,656,232       5,260,283     12,111,027
     804,116      1,342,977       2,714,284      3,144,621
  (4,321,329)    (2,777,395)    (11,475,821)    (5,810,179)
------------   ------------   -------------   ------------
  (1,425,275)     1,221,814      (3,501,254)     9,445,469
============   ============   =============   ============
$      3,772   $     92,310   $      54,188   $    464,803
------------   ------------   -------------   ------------

                50 Wells Fargo Advantage WealthBuilder Portfolio


                                                            Financial Highlights


                                                  Beginning                    Net Realized    Distributions
                                                  Net Asset        Net        and Unrealized      from Net      Distributions
                                                  Value Per     Investment      Gain (Loss)      Investment      from Net
                                                    Share     Income (Loss)   on Investments       Income      Realized Gains
                                                  ---------   -------------   --------------   -------------   --------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
June 1, 2008 to May 31, 2009 ..................     $10.64         0.31           (1.23)          (0.32)          (0.02)
June 1, 2007 to May 31, 2008 ..................     $10.84         0.33           (0.01)          (0.32)          (0.20)
June 1, 2006 to May 31, 2007 ..................     $10.31         0.27            0.60           (0.28)          (0.06)
June 1, 2005 to May 31, 2006 ..................     $10.21         0.21            0.11           (0.21)          (0.01)
September 30, 20045 to May 31, 2005 ...........     $10.00         0.07            0.20           (0.06)           0.00
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
June 1, 2008 to May 31, 2009 ..................     $11.35         0.24           (2.32)          (0.26)           0.00(4)
June 1, 2007 to May 31, 2008 ..................     $12.00         0.29           (0.30)          (0.29)          (0.35)
June 1, 2006 to May 31, 2007 ..................     $10.95         0.21            1.15           (0.20)          (0.11)
June 1, 2005 to May 31, 2006 ..................     $10.42         0.14            0.54           (0.13)          (0.02)
September 30, 20045 to May 31, 2005 ...........     $10.00         0.04            0.40           (0.02)           0.00
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
June 1, 2008 to May 31, 2009 ..................     $12.27         0.17           (3.86)          (0.20)          (0.08)
June 1, 2007 to May 31, 2008 ..................     $13.85         0.27           (0.79)          (0.25)          (0.81)
June 1, 2006 to May 31, 2007 ..................     $12.45         0.14            1.99           (0.13)          (0.60)
June 1, 2005 to May 31, 2006 ..................     $11.76         0.15            1.12           (0.14)          (0.44)
June 1, 2004 to May 31, 2005 ..................     $11.15         0.10            0.61           (0.10)           0.00
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
June 1, 2008 to May 31, 2009 ..................     $12.47         0.12           (4.41)          (0.12)          (0.08)
June 1, 2007 to May 31, 2008 ..................     $13.99         0.20           (0.99)          (0.19)          (0.54)
June 1, 2006 to May 31, 2007 ..................     $11.93         0.08            2.23           (0.07)          (0.18)
June 1, 2005 to May 31, 2006 ..................     $10.70         0.02            1.30           (0.03)          (0.06)
September 30, 20045 to May 31, 2005 ...........     $10.00         0.00            0.73           (0.03)           0.00
WEALTHBUILDER EQUITY PORTFOLIO
June 1, 2008 to May 31, 2009 ..................     $12.55        (0.01)          (4.39)          (0.01)          (0.42)
June 1, 2007 to May 31, 2008 ..................     $15.11         0.11           (1.36)          (0.10)          (1.21)
June 1, 2006 to May 31, 2007 ..................     $13.00        (0.02)           2.64            0.00           (0.51)
June 1, 2005 to May 31, 2006 ..................     $11.44        (0.04)           1.60            0.00            0.00
June 1, 2004 to May 31, 2005 ..................     $10.56        (0.06)           0.94            0.00            0.00
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
June 1, 2008 to May 31, 2009 ..................     $15.79        (0.01)          (5.98)          (0.01)          (0.66)
June 1, 2007 to May 31, 2008 ..................     $18.72         0.22           (1.49)          (0.21)          (1.45)
June 1, 2006 to May 31, 2007 ..................     $15.48         0.02            3.54            0.00(4)        (0.32)
June 1, 2005 to May 31, 2006 ..................     $13.01        (0.04)           2.51            0.00            0.00
June 1, 2004 to May 31, 2005 ..................     $11.84        (0.03)           1.32            0.00            0.00

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) These ratios do not include expenses from the Underlying Funds.

(3.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(4.) Amount calculated is less than $0.005.

(5.) Commencement of operations.

(6.) Portfolio Turnover rates presented for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

                   Fargo Advantage WealthBuilder Portfolio 51


Financial Highlights Wells

                                 Ratio to Average Net Assets (Annualized)(1)
                   Ending    -------------------------------------------------
 Distributions   Net Asset       Net
 in Excess of    Value Per   Investment                                                       Portfolio    Net Assets at
Net Investment      Per        Income        Gross      Expenses        Net         Total      Turnover    End of Period
    Income         Share       (Loss)     Expenses(2)   Waived(2)   Expenses(2)   Return(3)    Rate(6)    (000's omitted)
--------------   ---------   ----------   -----------   ---------   -----------   ---------   ---------   ---------------

     0.00          $ 9.38       3.43%        1.56%       (0.06)%       1.50%        (8.47)%      153%        $206,683
     0.00          $10.64       3.06%        1.59%       (0.09)%       1.50%          3.04%      135%        $134,804
     0.00          $10.84       2.67%        1.60%       (0.10)%       1.50%          8.58%      190%        $ 70,051
     0.00          $10.31       2.30%        1.62%       (0.12)%       1.50%          3.29%      163%        $ 40,290
     0.00          $10.21       1.64%        2.79%       (1.29)%       1.50%          2.71%        9%        $ 15,162

     0.00          $ 9.01       2.76%        1.57%       (0.07)%       1.50%       (18.25)%      134%        $249,607
     0.00          $11.35       2.61%        1.57%       (0.07)%       1.50%        (0.14)%      109%        $245,104
     0.00          $12.00       2.00%        1.56%       (0.06)%       1.50%         12.66%      149%        $145,930
     0.00          $10.95       1.60%        1.60%       (0.10)%       1.50%          6.62%      152%        $ 69,826
     0.00          $10.42       0.85%        2.48%       (0.98)%       1.50%          4.41%       16%        $ 19,919

     0.00          $ 8.30       1.95%        1.56%       (0.06)%       1.50%       (29.76)%      142%        $447,000
     0.00          $12.27       2.07%        1.57%       (0.07)%       1.50%        (4.00)%      104%        $693,612
     0.00          $13.85       1.18%        1.53%       (0.03)%       1.50%         17.58%      143%        $620,020
     0.00          $12.45       1.13%        1.53%       (0.03)%       1.50%         10.88%      139%        $449,306
     0.00          $11.76       0.90%        1.45%       (0.04)%       1.41%          6.37%       98%        $355,582

     0.00          $ 7.98       1.42%        1.59%       (0.09)%       1.50%       (34.13)%      119%        $147,691
     0.00          $12.47       1.59%        1.58%       (0.08)%       1.50%        (5.84)%       76%        $207,241
     0.00          $13.99       0.64%        1.58%       (0.08)%       1.50%         19.51%       95%        $148,309
     0.00          $11.93       0.08%        1.63%       (0.13)%       1.50%         12.27%      108%        $ 68,042
     0.00          $10.70      (0.80)%       2.91%       (1.41)%       1.50%          7.25%       28%        $ 15,255

     0.00          $ 7.72      (0.08)%       1.61%       (0.11)%       1.50%       (34.63)%       62%        $104,334
     0.00          $12.55       0.73%        1.59%       (0.09)%       1.50%        (8.75)%       37%        $187,597
     0.00          $15.11      (0.14)%       1.58%       (0.08)%       1.50%         20.54%       43%        $207,401
     0.00          $13.00      (0.34)%       1.59%       (0.09)%       1.50%         13.64%       70%        $154,909
     0.00          $11.44      (0.64)%       1.48%       (0.06)%       1.42%          8.33%       92%        $118,581

     0.00          $ 9.13      (0.01)%       1.57%       (0.07)%       1.50%       (37.36)%      123%        $304,770
     0.00          $15.79       1.28%        1.57%       (0.07)%       1.50%        (7.31)%       47%        $582,572
     0.00          $18.72       0.08%        1.56%       (0.06)%       1.50%         23.20%       50%        $513,947
     0.00          $15.48      (0.30)%       1.55%       (0.05)%       1.50%         18.99%       76%        $269,225
    (0.12)         $13.01      (0.50)%       1.47%       (0.05)%       1.42%         10.89%      110%        $165,325

                52 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements


1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2009, was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Equity Portfolio, and WealthBuilder Tactical Equity Portfolio. Each Fund is a diversified series of the Trust.

The Funds each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and non-affiliated funds ("Underlying Funds"). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the non-affiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Underlying Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Prospectus for those underlying Funds. Such underlying Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of such securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

                Wells Fargo Advantage WealthBuilder Portfolio 53


Notes to Financial Statements

Debt securities of sufficient credit quality with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

FAIR VALUATION MEASUREMENTS

In accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments in securities:

                                                                                         Total Fair
                                                                                         Value as of
PORTFOLIO                                            Level 1       Level 2    Level 3    05/31/2009
---------                                         ------------   ----------   -------   ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO   $202,087,613   $1,334,375     $0      $203,421,988
WEALTHBUILDER MODERATE BALANCED PORTFOLIO          244,200,913    3,103,293      0       247,304,206
WEALTHBUILDER GROWTH BALANCED PORTFOLIO            434,947,785    8,535,449      0       443,483,234
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO          144,274,763    2,723,478      0       146,998,241
WEALTHBUILDER EQUITY PORTFOLIO                     103,696,124            0      0       103,696,124
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO            304,885,190            0      0       304,885,190

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments in other financial instruments:*

                                                                                            Total
                                                                                         Unrealized
                                                                                        Appreciation/
PORTFOLIO                                            Level 1       Level 2    Level 3   (Depreciation)
---------                                         ------------   ----------   -------   -------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO    $ 1,555,820       $0         $0       $ 1,555,820
WEALTHBUILDER MODERATE BALANCED PORTFOLIO            3,632,268        0          0         3,632,268
WEALTHBUILDER GROWTH BALANCED PORTFOLIO             10,133,189        0          0        10,133,189
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            3,160,457        0          0         3,160,457

* Other financial instruments may include: futures, options, forwards, sale commitments, and swaps.

                54 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

Each Fund records its pro rata share of the Master Portfolio's net investment income, and realized and unrealized gain and loss daily.

Dividend income and realized gain distributions are recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Capital gain distributions from underlying funds are treated as realized gains.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At May 31, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                                                      Undistributed
                                                  Undistributed/Overdistributed     Net Realized Gain
PORTFOLIO                                          Net Investment Income (Loss)   (Loss) on Investments   Paid-in Capital
---------                                         -----------------------------   ---------------------   ---------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO             $ 64,788                   $(64,788)            $        0
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                     53,155                    (53,155)                     0
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                       50,269                    (50,269)                     0
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                    (10,789)                    10,789                      0
WEALTHBUILDER EQUITY PORTFOLIO                                80,133                     33,734               (113,867)
WEALTHBUILDER EQUITY TACTICAL EQUITY PORTFOLIO                (4,795)                   257,289               (252,494)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2009.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2006; May 31, 2007; May 31, 2008; May 31, 2009) are subject to examination by the Internal Revenue Service and state departments of revenue.

                Wells Fargo Advantage WealthBuilder Portfolio 55


Notes to Financial Statements

At May 31, 2009, the Funds'net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                  Expiration    Capital Loss
Portfolio                                            year      Carryforwards
---------                                         ----------   -------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO      2017        3,040,712
WEALTHBUILDER MODERATE BALANCED PORTFOLIO            2017       11,827,450
WEALTHBUILDER GROWTH BALANCED PORTFOLIO              2017       44,040,467
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            2017       14,320,404
WEALTHBUILDER EQUITY PORTFOLIO                       2017        5,904,385
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO              2017       63,879,487

At May 31, 2009, current year deferred post-October loss, which will be treated as realized for tax purposes on the first day of the succeeding year, was:

                                                     Deferred
                                                   Post-October
PORTFOLIO                                          Capital Loss
---------                                         -------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO    $  5,470,733
WEALTHBUILDER MODERATE BALANCED PORTFOLIO            19,999,660
WEALTHBUILDER GROWTH BALANCED PORTFOLIO              93,099,152
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            32,720,204
WEALTHBUILDER EQUITY PORTFOLIO                       32,619,317
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO             111,010,683

FUTURES CONTRACTS

The Funds are subject to interest rate risk, equity price risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At May 31, 2009, the following Funds held futures contracts:

                                                                                                         Net Unrealized
                                                                            Expiration        Nominal     Appreciation
PORTFOLIO                                         Contracts     Type            Date          Amount     (Depreciation)
---------                                         ---------   ---------   --------------   -----------   --------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO     43 Long     S&P 500        June 2009   $ 8,109,976    $ 1,759,599
                                                   87 Short   US T-Bond   September 2009    10,032,315       (203,779)
WEALTHBUILDER MODERATE BALANCED PORTFOLIO          105 Long     S&P 500        June 2009    19,979,133      4,120,991
                                                  209 Short   US T-Bond   September 2009    24,101,433       (488,723)
WEALTHBUILDER GROWTH BALANCED PORTFOLIO            288 Long     S&P 500        June 2009    54,657,564     11,445,637
                                                  560 Short   US T-Bond   September 2009    64,575,052     (1,312,448)
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO           92 Long     S&P 500        June 2009    17,529,251      3,587,049
                                                  182 Short   US T-Bond   September 2009    20,986,845       (426,592)

The total notional amount of futures contracts in the tables above are representative of the volume of derivative activity during the year ended May 31, 2009.

                56 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by Funds Management and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                    Advisory                       Subadvisory
                                                    Fees (% of                     Fees (% of
                                 Average Daily    Average Daily                   Average Daily
PORTFOLIO                          Net Assets      Net Assets)      Subadviser     Net Assets)
---------                      ----------------   -------------   -------------   -------------
ALL WEALTHBUILDER PORTFOLIOS   First $1 billion       0.200       Wells Capital       0.150
                               Next $4 billion        0.175         Management
                               Over $5 billion        0.150        Incorporated

Funds Management also acts as adviser to, and is entitled to receive a fee from, each Master Portfolio or affiliated Underlying Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                Average Daily       % of Average
                                  Net Assets      Daily Net Assets
                               ----------------   ----------------
ALL WEALTHBUILDER PORTFOLIOS   First $5 billion         0.33
                                Next $5 billion         0.32
                               Over $10 billion         0.31

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services.

WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby, each Fund is charged up to an annual fee of 0.25% of the average daily net assets of the Fund. For the year ended May 31, 2009, shareholder servicing fees paid by the Funds are disclosed on the Statements of Operations. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan ("Plan") for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of up to 0.75% of average daily net assets.

For the year ended May 31, 2009, distribution fees paid are disclosed on the Statements of Operations.

                Wells Fargo Advantage WealthBuilder Portfolio 57


Notes to Financial Statements

OTHER FEES AND EXPENSES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual-asset based fee, and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended May 31, 2009, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody, and shareholder servicing fees collected, if any. Funds Management has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the period were as follows:

                                Net Operating
                                Expense Ratio
                               --------------
ALL WEALTHBUILDER PORTFOLIOS       1.50%*

*    This ratio does not include the expenses of the Underlying Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date and U.S. Government Obligations) for the year ended May 31, 2009, were as follows:

PORTFOLIO                                           Purchases at Cost   Sales Proceeds
---------                                           -----------------   --------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO**     $308,268,257       $240,192,336
WEALTHBUILDER MODERATE BALANCED PORTFOLIO**            334,377,781        292,137,345
WEALTHBUILDER GROWTH BALANCED PORTFOLIO**              681,171,221        705,972,516
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO**            185,624,695        177,326,116
WEALTHBUILDER EQUITY PORTFOLIO**                        76,018,213         87,898,136
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO**              449,905,070        487,302,977

** These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

Purchases and sales of the affiliated and non-affiliated funds in which the Funds invest are actual aggregate purchases and sales of those funds.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest under the credit agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the year ended May 31, 2009, there were no borrowings by WealthBuilder Portfolios under this agreement.

                58 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2009, and May 31, 2008, was as follows:

                                    Ordinary                  Long-term         Dividends Paid
                                     Income                 Capital gain         on Redemption            Total
                            ------------------------  ------------------------  ---------------  ------------------------
PORTFOLIO                       2009        2008          2009        2008       2009    2008       2009         2008
---------                   -----------  -----------  -----------  -----------  -----  --------  -----------  -----------
WEALTHBUILDER CONSERVATIVE
   ALLOCATION PORTFOLIO     $ 5,461,182  $ 3,446,605  $   394,173  $ 1,092,983   $0    $ 10,156  $ 5,855,355  $ 4,549,744
WEALTHBUILDER MODERATE
   BALANCED PORTFOLIO         6,246,816    6,377,824        3,488    4,267,431    0           0    6,250,304   10,645,255
WEALTHBUILDER GROWTH
   BALANCED PORTFOLIO        10,807,436   25,858,917    4,384,555   27,295,300    0           0   15,191,991   53,154,217
WEALTHBUILDER GROWTH
   ALLOCATION PORTFOLIO       2,596,582    4,429,755    1,037,492    5,676,478    0     129,995    3,634,074   10,236,228
WEALTHBUILDER EQUITY
   PORTFOLIO                     75,536    3,944,722    5,596,941   14,563,556    0           0    5,672,477   18,508,278
WEALTHBUILDER TACTICAL
   EQUITY PORTFOLIO             372,419   13,932,429   21,999,784   40,007,152    0           0   22,372,203   53,939,581

As of May 31, 2009, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis appreciation (depreciation) is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                                                                       Unrealized
                                                    Undistributed    Undistributed    Appreciation    Capital Loss
PORTFOLIO                                         Ordinary Income   Long-Term Gain   (Depreciation)   Carryforward*       Total
---------                                         ---------------   --------------   --------------   -------------   -------------
WealthBuilder Conservative Allocation Portfolio      $  126,959          $0           $ (5,964,054)   $  (8,511,445)  $ (14,348,540)
WealthBuilder Moderate Balanced Portfolio               657,906           0           $(19,675,721)     (31,827,110)    (50,844,925)
WealthBuilder Growth Balanced Portfolio               1,134,617           0           $(69,720,130)    (137,139,619)   (205,725,132)
WealthBuilder Growth Allocation Portfolio               115,511           0            (29,056,038)     (47,040,608)    (75,981,135)
WealthBuilder Equity Portfolio                                0           0            (20,519,884)     (38,523,702)    (59,043,586)
WealthBuilder Tactical Equity Portfolio                       0           0            (57,307,585)    (174,890,170)   (232,197,755)

* This amount includes the Post-October loss, which will reverse on the 1st day of the following fiscal year.

7. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly"("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

                Wells Fargo Advantage WealthBuilder Portfolio 59


Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wealthbuilder Conservative Allocation Portfolio, Wealthbuilder Moderate Balanced Portfolio, Wealthbuilder Growth Balanced Portfolio, Wealthbuilder Growth Allocation Portfolio, Wealthbuilder Equity Portfolio, and the Wealthbuilder Tactical Equity Portfolio, (collectively the "Funds"), six of the Funds constituting the Wells Fargo Funds Trust, as of May 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2009, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LLP)

Philadelphia, Pennsylvania
July 24, 2009

                60 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Portfolio(s) designate the amounts listed below as a long-term capital gain distribution for the year ended May 31, 2009:

                                                  Capital Gain
PORTFOLIO                                           Dividend
---------                                         ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO    $   394,173
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                3,488
WEALTHBUILDER GROWTH BALANCED PORTFOLIO              4,384,555
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            1,037,492
WEALTHBUILDER EQUITY PORTFOLIO                       5,596,941
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO             21,999,784

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Portfolio(s) listed below designates a percentage of its ordinary income dividends distributed during the year ended May 31, 2009 as qualifying for the corporate dividends-received deduction:

                                                  Dividend-Received
                                                   Deduction (% of
                                                   ordinary income
PORTFOLIO                                             dividends)
---------                                         -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO          2.31%
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                5.58
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                 12.21
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               20.48
WEALTHBUILDER EQUITY PORTFOLIO                          31.09
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                 20.94

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Portfolio(s) listed below designate the following amounts of their income dividends paid during the year ended May 31, 2009 as qualified dividend income (QDI):

                                                  Qualified Dividend
PORTFOLIO                                               Income
---------                                         ------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO       $  174,315
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                466,652
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                1,716,593
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                696,282
WEALTHBUILDER EQUITY PORTFOLIO                            29,808
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                  133,865

                Wells Fargo Advantage WealthBuilder Portfolio 61


Other Information (Unaudited)

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2009, as interest-related dividends:

                                                  Interest-Related
PORTFOLIO                                             Dividends
---------                                         -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO       $1,015,849
WEALTHBUILDER MODERATE BALANCED PORTFOLIO              1,020,459
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                1,767,762
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                267,607
WEALTHBUILDER EQUITY PORTFOLIO                             1,847
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                    6,343

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the following Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2009, as short-term capital gains dividends:

                                                  Short-term Capital
PORTFOLIO                                           Gains Dividends
---------                                         -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO        $    198
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                   411
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                   2,459
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               396,215
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                   1,005

                62 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), Members of the Advisory Board of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees, Advisory Board Members and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee, Advisory Board Member and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee, Advisory Board Member and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                             Position Held and
Name and Age               Length of Service(2)         Principal Occupations During Past Five Years      Other Directorships
------------              -----------------------   ---------------------------------------------------   -------------------
Peter G. Gordon           Trustee, since 1998;      Co-Founder, Chairman, President and CEO of Crystal    None
66                        Chairman, since 2005      Geyser Water Company.
                          (Lead Trustee since
                          2001)

Isaiah Harris, Jr.        Trustee, since 2009       Retired. Prior thereto, President and CEO of          CIGNA Corporation;
56                                                  BellSouth Advertising and Publishing Corp. from       Deluxe Corporation
                                                    2005 to 2007, President and CEO of BellSouth
                                                    Enterprises from 2004 to 2005 and President of
                                                    BellSouth Consumer Services from 2000 to 2003.
                                                    Currently a member of the Iowa State University
                                                    Foundation Board of Governors and a member of the
                                                    Advisory Board of Iowa State University School of
                                                    Business.

Judith M. Johnson         Trustee, since 2008       Retired. Prior thereto, Chief Executive Officer and   None
60                                                  Chief Investment Officer of Minneapolis Employees
                                                    Retirement Fund from 1996 to 2008. Ms. Johnson is a
                                                    certified public accountant and a certified
                                                    managerial accountant.

David F. Larcker          Trustee, since 2009       James Irvin Miller Professor of Accounting at the     None
58                                                  Graduate School of Business, Stanford University.
                                                    Director of Corporate Governance Research Program
                                                    and Co-Director of The Rock Center for Corporate
                                                    Governance since 2006. From 2005 to 2008, Professor
                                                    of Accounting at the Graduate School of Business,
                                                    Stanford University. Prior thereto, Ernst & Young
                                                    Professor of Accounting at The Wharton School,
                                                    University of Pennsylvania from 1985 to 2005.

Olivia S. Mitchell        Trustee, since 2006       Professor of Insurance and Risk Management, Wharton   None
56                                                  School, University of Pennsylvania. Director of the
                                                    Boettner Center on Pensions and Retirement
                                                    Research. Research associate and board member, Penn
                                                    Aging Research Center. Research associate, National
                                                    Bureau of Economic Research.

                Wells Fargo Advantage WealthBuilder Portfolio 63


Other Information (Unaudited)

                             Position Held and
Name and Age               Length of Service(2)         Principal Occupations During Past Five Years      Other Directorships
------------              -----------------------    --------------------------------------------------   -------------------
Timothy J. Penny          Trustee, since 1996       President and CEO of Southern Minnesota Initiative    None
57                                                  Foundation, a non-profit organization since 2007
                                                    and Senior Fellow at the Humphrey Institute Policy
                                                    Forum at the University of Minnesota since 1995.
                                                    Member of the Board of Trustees of NorthStar
                                                    Education Finance, Inc., a non-profit organization,
                                                    since 2007.

Donald C. Willeke         Trustee, since 1996       Principal of the law firm of Willeke & Daniels.       None
68                                                  General Counsel of the Minneapolis Employees
                                                    Retirement Fund from 1984 to present.

OFFICERS

                             Position Held and
Name and Age               Length of Service(2)         Principal Occupations During Past Five Years      Other Directorships
------------              -----------------------   ---------------------------------------------------   -------------------
Karla M. Rabusch          President, since 2003     Executive Vice President of Wells Fargo Bank, N.A.    None
50                                                  and President of Wells Fargo Funds Management, LLC
                                                    since 2003. Senior Vice President and Chief
                                                    Administrative Officer of Wells Fargo Funds
                                                    Management, LLC from 2001 to 2003.

C. David Messman          Secretary, since 2000;    Senior Vice President and Secretary of Wells Fargo    None
48                        Chief Legal Officer,      Funds Management, LLC since 2001. Managing Counsel
                          since 2003                of Wells Fargo Bank, N.A. since 2000.

David Berardi(4)          Treasurer and Assistant   Vice President of Evergreen Investment Management     None
34                        Treasurer, since 2009     Company, LLC since 2008. Assistant Vice President
                                                    of Evergreen Investment Services, Inc. from 2004 to
                                                    2008. Manager of Fund Reporting and Control for
                                                    Evergreen Investment Management Company, LLC since
                                                    2004.

Jeremy DePalma(4)         Treasurer and Assistant   Senior Vice President of Evergreen Investment         None
35                        Treasurer, since 2009     Management Company, LLC since 2008. Vice President,
                                                    Evergreen Investment Services, Inc. from 2004 to
                                                    2007. Assistant Vice President, Evergreen
                                                    Investment Services, Inc. from 2000 to 2004 and the
                                                    head of the Fund Reporting and Control Team within
                                                    Fund Administration since 2005.

Stephen W. Leonhardt(3)   Treasurer, since 2007     Vice President and Manager of Fund Accounting,        None
49                                                  Reporting and Tax for Wells Fargo Funds Management,
                                                    LLC since 2007. Director of Fund Administration and
                                                    SEC Reporting for TIAA-CREF from 2005 to 2007.
                                                    Chief Operating Officer for UMB Fund Services, Inc.
                                                    from 2004 to 2005. Controller for Sungard
                                                    Transaction Networks from 2002 to 2004.

Debra Ann Early           Chief Compliance          Chief Compliance Officer of Wells Fargo Funds         None
44                        Officer, since 2007       Management, LLC since 2007. Chief Compliance
                                                    Officer of Parnassus Investments from 2005 to 2007.
                                                    Chief Financial Officer of Parnassus Investments
                                                    from 2004 to 2007. Senior Audit Manager of
                                                    PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Resigned effective June 1, 2009.

(4.) Effective June 1, 2009.

                64 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO, WEALTHBUILDER EQUITY PORTFOLIO, WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO, WEALTHBUILDER GROWTH BALANCED PORTFOLIO, WEALTHBUILDER MODERATE BALANCED PORTFOLIO AND WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and re-approved,: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (the "Funds"), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to it in considering the continuation of the Advisory Agreements The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

                Wells Fargo Advantage WealthBuilder Portfolio 65


Other Information (Unaudited)

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the WealthBuilder Conservative Allocation Portfolio was better than or not appreciably below the median performance of each Fund's Universe for all periods. The Board noted that the performance of the WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio was lower than the median performance of each Fund's Universe for most or all time periods and warranted further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio. The Board requested continued reports on the performance of the WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratio for each Fund, except the WealthBuilder Conservative Allocation Portfolio, was in range of each Fund's Expense Group's median net operating expense ratio. The Board also noted that the net operating expense ratio for the WealthBuilder Conservative Allocation Portfolio was higher than its Expense Group's median net operating expense ratio. The Board received an explanation of the factors contributing to the higher net operating expense ratio for the WealthBuilder Conservative Allocation Portfolio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were not appreciably higher than the median rates of each Fund's respective Expense Group and noted that the Funds are among the few fund-of-funds utilizing non-proprietary funds. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

                66 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable. The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreement. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

                Wells Fargo Advantage WealthBuilder Portfolio 67


Other Information (Unaudited)

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                68 Wells Fargo Advantage WealthBuilder Portfolio


                                                           List of Abbreviations


The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE  Printed on Recycled paper

(C) 2009 Wells Fargo      www.wellsfargo.com/advantagefunds         116355 07-09
Funds Management,                                               AWBP/AR102 05-09
LLC. All rights
reserved.

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

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(GRAPHIC)

Annual Report
May 31, 2009

WELLS FARGO ADVANTAGE INCOME FUNDS

-    WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

-    WELLS FARGO ADVANTAGE INCOME PLUS FUND

-    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

-    WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

-    WELLS FARGO ADVANTAGE STABLE INCOME FUND

-    WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

-    WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

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Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Diversified Bond Fund ....................................................     6
Income Plus Fund .........................................................    10
Inflation-Protected Bond Fund ............................................    16
Short Duration Government Bond Fund ......................................    22
Stable Income Fund .......................................................    26
Strategic Income Fund ....................................................    30
Total Return Bond Fund ...................................................    34
FUND EXPENSES ............................................................    39
PORTFOLIO OF INVESTMENTS
Diversified Bond Fund ....................................................    42
Income Plus Fund .........................................................    43
Inflation-Protected Bond Fund ............................................    53
Short Duration Government Bond Fund ......................................    54
Stable Income Fund .......................................................    60
Strategic Income Fund ....................................................    61
Total Return Bond Fund ...................................................    68
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    70
Statements of Operations .................................................    72
Statements of Changes in Net Assets ......................................    74
Financial Highlights .....................................................    82
NOTES TO FINANCIAL STATEMENTS ............................................    90
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   103
MASTER PORTFOLIOS
PORTFOLIO OF INVESTMENTS
Inflation-Protected Bond Portfolio .......................................   104
Managed Fixed Income Portfolio ...........................................   108
Stable Income Portfolio ..................................................   119
Total Return Bond Portfolio ..............................................   127
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   140
Statements of Operations .................................................   141
Statements of Changes in Net Assets ......................................   142
Financial Highlights .....................................................   144
NOTES TO FINANCIAL STATEMENTS ............................................   145
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   154
OTHER INFORMATION ........................................................   155
LIST OF ABBREVIATIONS ....................................................   162

The views expressed are as of May 31, 2009, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978   ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
       PORTFOLIO MANAGEMENT.

1985   ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
       "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY
       MODELS INDICATE WILL PERFORM BETTER.

1994   INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
       OVER SPECIFIC TIME HORIZONS.

1997   WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF
       FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999   REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO
       THE WELLS FARGO FUNDS(R).

2003   EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
       MONTGOMERY ASSET MANAGEMENT, LLC.

2004   ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING
       THE COOKE & BIELER VALUE FUNDS.

2005   WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO
       ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT
       AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006   ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
       WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO
       REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE
       FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the WELLS FARGO ADVISOR(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2009.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                      2 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

SYSTEMIC ASSET RISK RIPPLED THROUGH THE FINANCIAL SYSTEM IN SEPTEMBER 2008, RESULTING IN EXTRAORDINARY RISK AVERSION AND NECESSITATING EXTENSIVE POLICY INTERVENTIONS BY THE U.S. GOVERNMENT.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the Wells Fargo Advantage Income Funds that covers the 12-month period that ended May 31, 2009. The recent 12-month period was one of the most extraordinary periods on record for just about every asset class. However, several investment-grade fixed-income sectors produced positive returns.

Early in the period, credit markets started to build a recovery after the Bear Stearns collapse of March 2008. In the spring of 2008, investor confidence appeared to be improving in response to the government's interventions aimed at preventing systemic risk to the financial system. However, by late summer credit conditions began to come under pressure again, leading to a historic sequence of events in the fall of 2008. Systemic asset risk rippled through the financial system in September 2008, resulting in extraordinary risk aversion and necessitating extensive policy interventions by the U.S. government. The negative effects to the markets were felt for several months before fixed income markets and equity securities began to improve in the spring of 2009. The 12-month period ended with improving investor confidence in the credit system and in fixed income securities but with several analysts still cautious about the prospects of emerging from the current recessionary conditions.

HISTORIC MARKET EVENTS TOOK PLACE IN THE FALL OF 2008.

Several years of financial innovation came to a grinding halt in the fall of 2008, as major investment banks became casualties of their own creations. Much of the exorbitant securitization and repackaging of mortgage debt in recent years proved both excessive and heedless. Consequently, the sharp upsurge in housing prices of prior years met with an equally powerful correction of those values and culminated in the deterioration of asset values across a broad swath of the securities market. There were certainly many riskier assets that had been overvalued during the housing boom that were deservedly marked down, but any hopes that their effects could be contained from contaminating the broader markets were all but extinguished in the fall of 2008.

A global credit crisis ensued in mid-September which touched off several weeks of historic market volatility. Merrill Lynch was taken over by Bank of America in a peremptory deal to stave off insolvency. However, the government did not intervene on behalf of Lehman Brothers as it did with Bear Stearns, and consequently the firm had to declare bankruptcy. This resulted in a tremendous escalation of counterparty risk in the markets, meaning that investors became highly skeptical of financial institutions.

The sudden demise of two major U.S. investment banks over a single weekend drove volatility to historic levels during the subsequent trading week. Over the following weeks, a number of financial institutions were pressured by declines in their portfolio values as several securities were besieged by uncertainty and the abandonment of credit risk. These strains to the financial markets commanded a rapid deployment of unprecedented policy interventions by the U.S. government. In addition to the conventional tools, such as dropping interest rates (which the Fed did to 1.00%), the Fed increased its use of liquidity facilities to inject capital

                      Wells Fargo Advantage Income Funds 3


Letter to Shareholders

directly into the financial system. All of these actions were aimed at two major initiatives: stabilizing the housing market and rebuilding confidence in the credit system. Both of these conditions likely need to be met before economic recovery can begin.

CONFIDENCE IN FINANCIAL INSTITUTIONS GREATLY IMPROVED IN 2009.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and whether government interventions would be effective in bolstering the financial system. The deflationary sentiments appeared to diminish after the March 18 meeting of the Federal Open Market Committee (FOMC), in which the committee indicated quite demonstratively that the Fed intended to deploy every available resource to pump liquidity into the financial system until the United States is satisfactorily through this recessionary cycle. Consequently, inflation expectations began to increase and investors looked toward the beginnings of an expansionary cycle. Whether economic conditions would improve in the near term was not as important to the markets as the basic understanding that they would likely not get any worse. With this understanding, suddenly several securities that had been priced for the worst case scenarios became attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for the next couple of months.

An additional positive signal for the credit markets came from the government's stress test assessments for financial institutions. These were used to measure the capital requirements needed by individual financial institutions to withstand further credit market stress. Once these numbers were known, most financial institutions quickly raised capital which inspired confidence in the broader financial system. The stabilization of market capitalizations for several major financial companies was tremendously encouraging for the markets. In fact, several banks began to pay back money borrowed from the government through the Troubled Asset Recovery Program (TARP). These events signaled to the fixed income markets that the worst case scenarios for security defaults were no longer as likely to occur.

After several months of extensive policy intervention, the credit markets finally showed signs of stabilizing and improving in 2009. Lower-quality and mid-quality fixed income securities rallied over the last three months of the period. In general, the fixed income sectors that came under the most pressure during the credit crisis responded the strongest during the fixed income rallies in March, April, and May of 2009. The Barclays Capital U.S. Corporate High Yield Index(1) was up more than 23% over those three months. The Barclays Capital U.S. Aggregate Bond Index(2) modestly improved by more than 2% over those months and returned more than 5% for the 12-month period. With government intervention providing

AFTER SEVERAL MONTHS OF EXTENSIVE POLICY INTERVENTION, THE CREDIT MARKETS FINALLY SHOWED SIGNS OF STABILIZING AND IMPROVING IN 2009.

----------
(1.) The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged,
     U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

(2.) The Barclays Capital U.S. Aggregate Bond Index includes bonds from the
     Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an index.

                      4 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

sturdier ground for the financial system, equity prices in several financial institutions also recovered dramatically which bolstered confidence in the overall financial system and improved corporate bond pricing. This restoration of confidence proved to be an essential component of the broader equity and fixed income rallies. Once investors trusted that financial companies were not going to slide into insolvency, the prospects for a broader economic recovery could begin to take root. We finished a volatile 12-month period with improving credit conditions and indications that a recovery may be somewhere on the horizon.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      6 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (the Fund) seeks total return, consisting of current income and capital appreciation, by diversifying its investments among different fixed income investment styles.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION

December 31, 1982

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

DIVERSIFIED BOND FUND                                                   1 YEAR
---------------------                                                   ------
Administrator Class                                                      (0.39)%
Barclays Capital U.S. Aggregate Bond Index(1)                             5.36%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 0.70% AND 1.07%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

         WELLS FARGO ADVANTAGE
        DIVERSIFIED BOND FUND -   BARCLAYS CAPITAL U.S.
          ADMINISTRATOR CLASS        AGGREGATE INDEX
        -----------------------   ---------------------
05/99            10000                    10000
06/99             9973                     9968
07/99             9962                     9926
08/99             9950                     9921
09/99            10031                    10036
10/99            10042                    10073
11/99            10054                    10072
12/99            10044                    10024
01/00            10056                     9991
02/00            10240                    10112
03/00            10461                    10245
04/00            10375                    10215
05/00            10322                    10211
06/00            10539                    10423
07/00            10654                    10518
08/00            10826                    10671
09/00            10826                    10738
10/00            10911                    10809
11/00            11130                    10986
12/00            11373                    11190
01/01            11474                    11374
02/01            11595                    11473
03/01            11599                    11530
04/01            11473                    11482
05/01            11534                    11551
06/01            11575                    11594
07/01            11791                    11854
08/01            11918                    11990
09/01            11987                    12131
10/01            12236                    12384
11/01            11997                    12213
12/01            11953                    12135
01/02            12038                    12233
02/02            12151                    12352
03/02            11896                    12147
04/02            12088                    12383
05/02            12162                    12488
06/02            12234                    12596
07/02            12354                    12748
08/02            12472                    12963
09/02            12626                    13173
10/02            12524                    13113
11/02            12494                    13110
12/02            12686                    13381
01/03            12693                    13392
02/03            12848                    13577
03/03            12793                    13567
04/03            12890                    13679
05/03            13149                    13933
06/03            13109                    13905
07/03            12826                    13438
08/03            12868                    13527
09/03            13116                    13885
10/03            13051                    13756
11/03            13090                    13789
12/03            13185                    13929
01/04            13274                    14042
02/04            13401                    14193
03/04            13503                    14300
04/04            13208                    13928
05/04            13161                    13872
06/04            13203                    13952
07/04            13296                    14090
08/04            13465                    14359
09/04            13498                    14398
10/04            13570                    14518
11/04            13493                    14402
12/04            13597                    14535
01/05            13679                    14626
02/05            13602                    14540
03/05            13561                    14466
04/05            13716                    14661
05/05            13851                    14820
06/05            13947                    14901
07/05            13800                    14765
08/05            13984                    14954
09/05            13829                    14800
10/05            13735                    14684
11/05            13785                    14748
12/05            13925                    14888
01/06            13914                    14890
02/06            13948                    14939
03/06            13809                    14792
04/06            13780                    14766
05/06            13777                    14750
06/06            13805                    14781
07/06            13982                    14980
08/06            14206                    15209
09/06            14322                    15343
10/06            14395                    15444
11/06            14557                    15624
12/06            14444                    15533
01/07            14439                    15527
02/07            14675                    15766
03/07            14682                    15766
04/07            14753                    15851
05/07            14616                    15731
06/07            14586                    15685
07/07            14739                    15816
08/07            14880                    16009
09/07            14987                    16131
10/07            15098                    16276
11/07            15401                    16568
12/07            15372                    16615
01/08            15632                    16894
02/08            15657                    16918
03/08            15579                    16975
04/08            15473                    16940
05/08            15371                    16816
06/08            15415                    16802
07/08            15287                    16788
08/08            15393                    16948
09/08            15150                    16720
10/08            14495                    16326
11/08            14663                    16857
12/08            14876                    17486
01/09            14740                    17332
02/09            14725                    17266
03/09            14993                    17506
04/09            15071                    17590
05/09            15311                    17717

----------
(1.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED
     BOND FUND Administrator Class shares for the most recent ten years with the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

                      Wells Fargo Advantage Income Funds 7


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our duration positioning was shorter than the benchmark which was a detriment to relative performance. Falling interest rates were more beneficial to the benchmark's higher duration than to the Fund's shorter duration.

- The Managed Fixed Income Portfolio was the biggest detractor to the Fund's performance during the past 12 months. Exposure to high-yield bonds and commercial mortgage-backed securities (CMBS) detracted from performance. Investments that we made with cash collateral received from securities lending activities detracted from overall Fund performance, primarily due to the decline in the value of several collateral holdings.

- U.S. Treasury Bond prices have come down from their historic highs, but are likely to underperform non-treasury sectors going forward.

PERFORMANCE DISPERSION AMONG FIXED-INCOME SECTORS WAS DRAMATIC DURING THE LAST 12 MONTHS.

The Fund invests in three distinct fixed-income components: the Managed Fixed-Income Portfolio, the Total Return Bond Portfolio, and the
Inflation-Protected Bond Portfolio. This multi-style approach seeks to reduce volatility and generate more consistent returns.

Two of the Fund's three portfolios underperformed their respective benchmarks as the credit crunch punished nearly any fixed-income security that was not a U.S. Treasury. The Managed Fixed Income Portfolio was the biggest laggard within the Fund during the past 12 months. Exposure to high-yield bonds and commercial mortgage-backed securities (CMBS) detracted from performance. Between May 2008 and December 2008 both sectors fell nearly 40% but rebounded from their lows to finish down between 15% and 20% for the 12-month period. The Fund also had exposure to residential mortgage-backed securities (RMBS). Overall the RMBS market performed well during the last 12 months as the Fed purchased billions of dollars of Fannie Mae and Freddie Mac backed RMBS to prop up the mortgage market. The Fund, however, had some exposure to non-agency RMBS, which were not targets of the Fed's purchase programs and thus underperformed the overall RMBS market. Our duration positioning was shorter than the benchmark which was a detriment to relative performance. Falling interest rates were more beneficial to the benchmark's higher duration than to the Fund's shorter duration.

The current recession, which started in December 2007, became official in December 2008. Gross Domestic Product (GDP) growth was strongly negative in both the third and fourth quarters of 2008. A major effect of the slowing economy has been seen in crude oil prices, which fell from a high of nearly $150 in 2008 to a low that was below $40. This caused deflationary fears to overtake inflation fears, which were a major theme for much of 2008.

                      8 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (CONTINUED)

Global governments have continued to act aggressively to fend off a severe recession. In the United States various government agencies have taken creative and drastic actions to spur bank lending and make credit more widely available:

- The Treasury injected capital into dozens of banks to shore up their capital positions through the Troubled Asset Relief Program (TARP).

- A large stimulus bill enacted in January 2009 focused on deficit spending and tax cuts.

- The Federal Deposit Insurance Corporation (FDIC) guaranteed certain bank debt through the Temporary Liquidity Guarantee Program (TLGP) and temporarily raised the insurance level on deposit accounts.

- The Fed expanded the scope and number of lending programs to financial institutions and increased the volume of mortgage-backed securities purchases in order to stem the decline in housing.

PORTFOLIO ALLOCATION(30)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Asset-Backed Securities               (5%)
Cash Equivalents                     (12%)
Collateralized Mortgage Securities   (17%)
Corporate Bonds                      (24%)
Federal Agencies                     (23%)
Municipal Bonds                       (6%)
U.S. Treasury Bonds                   (7%)
U.S. Treasury Notes                   (6%)

NO CHANGES WERE MADE TO THE FUND'S HOLDINGS DURING THE PERIOD.

Since November 2005, the Fund has been allocated 70% to the Wells Fargo Advantage Managed Fixed-Income Portfolio, 20% to the Wells Fargo Advantage Total Return Bond Portfolio, and 10% to the Wells Fargo Advantage Inflation-Protected Bond Portfolio.

WE BELIEVE THAT MOST OF THE RECESSION IS LIKELY BEHIND US.

In our opinion, spread sectors such as corporate bonds should outperform U.S. Treasury securities as investors regain an appetite for risk. Massive government stimulus and the natural reallocation of resources within the economy have likely put most concerns about the recession in the rear-view mirror and have helped to divert worst-case scenarios. As the economy exits the recession investors will likely pare down their U.S. Treasury holdings and opt for spread sectors such as mortgage-backed securities, corporate bonds, and asset-backed securities. While spreads between these sectors and U.S. Treasuries have narrowed from their highs in 2008, they will likely contract further.

While the Fed will likely not raise the federal funds target rate in the near-term, MARKET rates are likely to rise as investors begin to wade back into the waters of risky assets such as stocks and non-Treasury bonds.

----------
(3.) This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the master portfolios.

                      Wells Fargo Advantage Income Funds 9


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2009)

                                                                                          Expense Ratio
                                                                                        -----------------
DIVERSIFIED BOND FUND                           6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
---------------------                           ---------   ------   ------   -------   --------   ------
Administrator Class (NVMFX)                        4.42     (0.39)    3.07      4.35      1.07%    0.70%
Barclays Capital U.S. Aggregate Bond Index(1)      5.10      5.36     5.01      5.88

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

(4.) The Fund is a gateway blended Fund that invests substantially all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

(5.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      10 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE INCOME PLUS FUND (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION

July 13, 1998

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

INCOME PLUS FUND                                1 YEAR
----------------                                ------
Investor Class                                   5.50%
Barclays Capital U.S. Universal Bond Index(1)    3.83%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.94% AND 1.26%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                         WELLS FARGO              WELLS FARGO
                   ADVANTAGE  INCOME PLUS     ADVANTAGE INCOME PLUS      BARCLAYS CAPITAL U.S.
                        FUND - CLASS A        FUND - INVESTOR CLASS      UNIVERSAL BOND INDEX
                   ----------------------     ---------------------      --------------------
    5/31/1999                9553                    10000                     10,000
    6/30/1999                9490                     9926                      9,982
    7/31/1999                9420                     9844                      9,942
    8/31/1999                9300                     9712                      9,931
    9/30/1999                9354                     9760                     10,038
   10/31/1999                9211                     9604                     10,080
   11/30/1999                9228                     9613                     10,097
   12/31/1999                9247                     9626                     10,077
    1/31/2000                9127                     9493                     10,043
    2/29/2000                9191                     9553                     10,171
    3/31/2000                9154                     9507                     10,289
    4/30/2000                9100                     9443                     10,257
    5/31/2000                8963                     9293                     10,239
    6/30/2000                9146                     9476                     10,459
    7/31/2000                9274                     9601                     10,560
    8/31/2000                9332                     9653                     10,714
    9/30/2000                9355                     9670                     10,769
   10/31/2000                9253                     9557                     10,812
   11/30/2000                9306                     9603                     10,958
   12/31/2000                9503                     9799                     11,168
    1/31/2001                9757                    10053                     11,386
    2/28/2001                9838                    10129                     11,481
    3/31/2001                9825                    10108                     11,520
    4/30/2001                9794                    10067                     11,469
    5/31/2001                9864                    10131                     11,552
    6/30/2001                9869                    10128                     11,584
    7/31/2001               10051                    10307                     11,812
    8/31/2001               10169                    10419                     11,959
    9/30/2001               10081                    10321                     12,046
   10/31/2001               10350                    10588                     12,288
   11/30/2001               10327                    10557                     12,144
   12/31/2001               10241                    10460                     12,072
    1/31/2002               10298                    10511                     12,173
    2/28/2002               10317                    10522                     12,287
    3/31/2002               10273                    10469                     12,109
    4/30/2002               10421                    10611                     12,340
    5/31/2002               10503                    10686                     12,433
    6/30/2002               10438                    10611                     12,478
    7/31/2002               10383                    10547                     12,584
    8/31/2002               10576                    10735                     12,816
    9/30/2002               10690                    10842                     12,999
   10/31/2002               10639                    10782                     12,955
   11/30/2002               10808                    10945                     12,990
   12/31/2002               10991                    11121                     13,259
    1/31/2003               11052                    11173                     13,295
    2/28/2003               11209                    11324                     13,484
    3/31/2003               11279                    11385                     13,497
    4/30/2003               11503                    11603                     13,656
    5/31/2003               11714                    11806                     13,917
    6/30/2003               11748                    11831                     13,914
    7/31/2003               11425                    11497                     13,466
    8/31/2003               11495                    11557                     13,563
    9/30/2003               11742                    11796                     13,925
   10/31/2003               11725                    11770                     13,825
   11/30/2003               11756                    11801                     13,872
   12/31/2003               11916                    11962                     14,030
    1/31/2004               12001                    12048                     14,152
    2/29/2004               12105                    12152                     14,291
    3/31/2004               12203                    12250                     14,405
    4/30/2004               12015                    12061                     14,037
    5/31/2004               11882                    11928                     13,965
    6/30/2004               11964                    12010                     14,054
    7/31/2004               12084                    12130                     14,203
    8/31/2004               12295                    12343                     14,485
    9/30/2004               12376                    12423                     14,541
   10/31/2004               12515                    12563                     14,674
   11/30/2004               12531                    12579                     14,583
   12/31/2004               12697                    12746                     14,728
    1/31/2005               12727                    12776                     14,813
    2/28/2005               12729                    12778                     14,752
    3/31/2005               12587                    12635                     14,644
    4/30/2005               12635                    12683                     14,822
    5/31/2005               12746                    12795                     14,995
    6/30/2005               12810                    12859                     15,098
    7/31/2005               12765                    12814                     14,989
    8/31/2005               12891                    12941                     15,173
    9/30/2005               12752                    12801                     15,031
   10/31/2005               12676                    12725                     14,911
   11/30/2005               12765                    12815                     14,983
   12/31/2005               12876                    12925                     15,128
    1/31/2006               12906                    12956                     15,149
    2/28/2006               12953                    13003                     15,210
    3/31/2006               12896                    12946                     15,075
    4/30/2006               12888                    12938                     15,056
    5/31/2006               12869                    12919                     15,035
    6/30/2006               12869                    12918                     15,058
    7/31/2006               12993                    13043                     15,266
    8/31/2006               13189                    13239                     15,503
    9/30/2006               13312                    13363                     15,645
   10/31/2006               13409                    13461                     15,760
   11/30/2006               13562                    13614                     15,948
   12/31/2006               13560                    13613                     15,880
    1/31/2007               13593                    13645                     15,884
    2/28/2007               13790                    13843                     16,128
    3/31/2007               13785                    13838                     16,133
    4/30/2007               13864                    13918                     16,229
    5/31/2007               13776                    13829                     16,123
    6/30/2007               13715                    13768                     16,054
    7/31/2007               13796                    13849                     16,135
    8/31/2007               13971                    14025                     16,327
    9/30/2007               14065                    14119                     16,473
   10/31/2007               14178                    14233                     16,623
   11/30/2007               14381                    14436                     16,864
   12/31/2007               14407                    14462                     16,913
    1/31/2008               14590                    14646                     17,158
    2/29/2008               14634                    14690                     17,157
    3/31/2008               14643                    14699                     17,193
    4/30/2008               14634                    14691                     17,210
    5/31/2008               14516                    14572                     17,103
    6/30/2008               14463                    14519                     17,053
    7/31/2008               14398                    14455                     17,027
    8/31/2008               14552                    14609                     17,178
    9/30/2008               14356                    14413                     16,856
   10/31/2008               13903                    13957                     16,250
   11/30/2008               14140                    14194                     16,678
   12/31/2008               14737                    14793                     17,315
    1/31/2009               14744                    14800                     17,217
    2/28/2009               14689                    14730                     17,125
    3/31/2009               14918                    14973                     17,383
    4/30/2009               15099                    15154                     17,562
    5/31/2009               15318                    15373                     17,759

----------
(1.) The Barclays Capital U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE INCOME PLUS
     FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital U.S. Universal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 11


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's outperformance was attributed to our investment strategy of managing duration, limiting our exposure to financial institutions, maintaining a conservative positioning in BB-rated bonds, and overweighting agency pass-throughs.

- In contrast, our exposure to commercial mortgage-backed securities (CMBS) detracted from Fund performance because commercial real estate remained at risk due to the slowing in overall business conditions.

- Among the unknowns that we believe lie ahead are the potentially far-reaching effects of the vast monetary and fiscal initiatives that have been implemented by governmental policymakers and the possibility that such initiatives will spawn inflation and become increasingly detrimental to the value of the U.S. dollar.

DURING THE LAST 12 MONTHS, WE HAVE SEEN ONE OF THE MOST SEVERE ECONOMIC CONTRACTIONS IN AMERICAN HISTORY.

The unemployment rate, which stood at 5.5% in May of 2008, rose to 9.4% by the close of the 12-month period, resulting in the highest rate of joblessness in the United States since the early 1980s. Other indicators such as consumption, industrial production, business investment, housing, and trade confirm a rapid and deep contraction. By practically any measure, the current recession is far worse than the historical average and could well turn out to be the most devastating since the end of World War II.

While the bursting of the housing bubble and the resultant stresses on the financial system precipitated the downturn, the damage has now spread to nearly every sector of the economy. The sales rate of new cars stands at half of its peak level. Manufacturing employment has dropped to its lowest level since 1946. Housing starts have collapsed by an astounding 80%. Most ominously, U.S. consumers seem to have closed their wallets to discretionary purchases while opting instead to increase their savings to levels that we have not seen in years. While thrift is a virtue, a rapid shift from spending to saving can result in a meaningful drop in demand for goods and services, which in turn undermines business profitability and drives expense reductions. Since employee compensation represents the largest share of costs at most companies, job losses become inevitable. Of course, a rising jobless rate makes consumers even less likely to spend freely, thereby reinforcing the downward momentum in the overall economy.

This recession is noteworthy not only for its severity but also for its geographic breadth. What began as a largely U.S.-centered problem has now spread around the globe. Business conditions in Europe are generally as bad as those on this side of the Atlantic. Asia has suffered as well, with Japan experiencing a shocking 9.7% decline in real output over the last year, and growth has slowed markedly even in China's giant emerging market.

                      12 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

The steep global decline has left an indelible impression on capital markets. As economic conditions worsened in the fall of last year, stock markets around the world plunged, credit risk premia surged, and U.S. Treasuries--still regarded as a safe haven--generated spectacular price gains from the consequent buying panic. By the end of 2008, U.S. Treasury yields had sunk to multi-decade lows, while credit spreads were the widest in memory. Practically every sector of the securities market, from municipal bonds to emerging-market equities, experienced severe dislocation, extreme relative valuation, and reduced liquidity.

The economy worsened further in the first quarter of 2009, and capital markets remained under great stress. In this crisis atmosphere, central banks around the world redoubled their efforts to provide liquidity and credit to the global financial system in order to avert a systemic collapse. Fiscal policy initiatives were introduced in several major economies, including a massive stimulus bill passed into law in the United States.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Asset-Backed Securities               (5%)
Collateralized Mortgage Securities   (12%)
Cash Equivalents                      (9%)
Corporate Bonds                      (21%)
Federal Agencies                     (33%)
Municipal Bonds                       (1%)
U.S. Treasury Bonds                   (3%)
U.S. Treasury Notes                  (16%)

We have seen a few signs that the financial panic has begun to subside. Stock markets have rallied sharply from their early-March 2009 lows, though they remain far below the peaks reached in the fall of 2007. Credit spreads have narrowed dramatically but are still wide relative to historical averages. U.S. Treasuries--beneficiaries of the late-2008 scramble for safety--have given back a large portion of their gains. Overall, riskier assets generally outperformed more conservative investments as 2009 neared its halfway point.

WE FOCUSED OUR INVESTMENT STRATEGY ON MANAGING DURATION, LIMITING OUR EXPOSURE TO FINANCIAL INSTITUTIONS, CONSERVATIVELY POSITIONING THE FUND IN BB-RATED BONDS, AND OVERWEIGHTING AGENCY PASS-THROUGHS.

Throughout much of the period, we maintained an interest rate exposure that was close to the benchmark's. We held this neutral bias because of the extreme volatility and exceptional sequence of events. We added to our duration position in February 2009, and the portfolio modestly benefitted from duration management during the period.

Corporate bond prices saw large declines, particularly in the November 2008 to March 2009 period. We pursued a defensive strategy and held an underweight position in financial institutions, a sector at the center of the credit crisis. Our individual name selection contributed to performance as we avoided some of the largest underperforming securities. And while below-investment-grade holdings experienced some of the largest prices declines, our conservative positioning in BB-rated bonds cushioned some of the downside in this credit tier.

----------
(3.) Portfolio allocation is subject to change and may have changed since the date specified.

                      Wells Fargo Advantage Income Funds 13


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

During 2007 and the beginning of 2008, mortgage-related securities were considered to be at the epicenter of the crisis in the credit markets. During the current reporting period, however, we witnessed a recovery in much of this sector that we believe was due to optimism that the Term Asset-Backed Securities Loan Facility program would help revive consumer lending and bring renewed demand for structured securities. Mortgage-backed security pass-throughs also outperformed on steady government purchases.

Overall, our positioning in the MBS sector contributed to the Fund's relative performance. Our overweight in agency pass-throughs contributed while our exposure to CMBS detracted from Fund performance because commercial real estate remained at risk due to the slowing in overall business conditions. In addition, investments that we made with cash collateral received from securities lending activities detracted from overall Fund performance, primarily due to the decline in the value of several collateral holdings.

WE BELIEVE THAT RECESSIONARY CONDITIONS ARE LIKELY TO PREVAIL FOR A WHILE LONGER, EVEN THOUGH RECENT ECONOMIC DATA SUGGEST THAT THE DOWNWARD MOMENTUM IS GRADUALLY ABATING.

The labor market remains weak, but the pace of job loss has slowed, and initial claims for unemployment insurance benefits have stopped climbing. The stock market rally has lifted various confidence measures, while the unfreezing of the corporate bond market has allowed businesses to raise and refinance debt on reasonable terms. We tend to think that the worst of this recessionary period is behind us. Still, U.S. and global economies face substantial headwinds. A rising unemployment rate is likely to impair personal income at the same time that chastened consumers are shifting toward a greater propensity to save. Consumer debt levels remain high relative to income, which, combined with lender reluctance, will probably inhibit credit growth. In short, after a long period of spending in excess of income and borrowing the difference, U.S. consumers may spend several years repairing their personal balance sheets. In such an environment, a rapid rebound in domestic demand is difficult to envision.

Also clouding the outlook are the after-effects of the vast domestic monetary and fiscal initiatives launched in an attempt to ameliorate the recession. It is possible that the very accommodative monetary policy presently in force will lead to higher inflation if it is not neutralized soon. Even harder to unwind will be the gigantic government debt burden created by current and projected deficit spending. Apprehension over these looming challenges has already begun to seep into bond market valuations and could prove to be of paramount importance in coming quarters. Of course, such challenges also present opportunity. We look forward to navigating the uncertain waters that lie ahead of us.

                      14 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

The market dislocations described herein create opportunities for adding value through active management. Going forward, we may seek to increase exposure to sectors that we believe have meaningfully underperformed--namely investment-grade credit, high yield, and certain mortgage backed securities. We may seek to gradually add risk to the Fund by reducing our exposure to higher-rated credits and moving into modestly lower-quality securities, including BB- and B-rated bonds. We believe that our exposure to CCC-rated credits is likely to be minimal since we believe that this cohort will experience a high level of defaults.

With respect to interest rate direction, we believe that ultimately the unprecedented stimulus initiated by governmental policymakers to avert economic collapse may prove to be both inflationary and a challenge to the U.S. dollar. As such, we will consider reducing interest rate exposure opportunistically.

                      Wells Fargo Advantage Income Funds 15


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2009)

                                             Including Sales Charge             Excluding Sales Charge         Expense Ratio
                                      ----------------------------------  ----------------------------------  ----------------
INCOME PLUS FUND                      6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)  Net(6)
----------------                      ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (STYAX)                          3.47     0.81    4.25    4.36       8.33     5.52    5.21     4.83     1.21%    0.90%
Class B (STYBX)**                        2.91    (0.31)   4.08    4.28       7.91     4.69    4.41     4.28     1.96%    1.65%
Class C (WFIPX)                          6.94     3.85    4.43    4.05       7.94     4.85    4.43     4.05     1.96%    1.65%
Institutional Class (WIPIX)                                                  8.48     5.79    5.26     4.58     0.74%    0.61%
Investor Class (WIPNX)                                                       8.30     5.50    5.20     4.39     1.26%    0.94%
Barclays Capital U.S. Universal Bond
   Index(1)                                                                  6.48     3.83    4.92     5.91

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Institutional and Investor Class shares incepted on July 18, 2008.
     Performance shown prior to the inception of the Institutional and Investor Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional and Investor Class shares. Class A, Class B and Class C shares incepted on July 13, 1998.

(5.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      16 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (the Fund) seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION

February 28, 2003

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009 (EXCLUDING SALES CHARGES)

INFLATION-PROTECTED BOND FUND                                            1 Year
-----------------------------                                            ------
Class A                                                                  (1.68)%
Barclays Capital U.S. Treasury Inflation-Protected Securities Index(1)   (0.05)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 1.13%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                                                              BARCLAYS CAPITAL
        WELLS FARGO ADVANTAGE      WELLS FARGO ADVANTAGE        U.S. TREASURY
         INFLATION-PROTECTED     INFLATION-PROTECTED BOND    INFLATION-PROTECTED
         BOND FUND - CLASS A    FUND - ADMINISTRATOR CLASS    SECURITIES INDEX
        --------------------    --------------------------   -------------------
02/03           9550                       10000                   10000
03/03           9442                        9879                    9838
04/03           9402                        9849                    9812
05/03           9831                       10290                   10278
06/03           9737                       10204                   10173
07/03           9284                        9721                    9703
08/03           9443                        9891                    9876
09/03           9749                       10213                   10203
10/03           9782                       10251                   10259
11/03           9785                       10255                   10266
12/03           9876                       10353                   10370
01/04           9976                       10461                   10490
02/04          10202                       10700                   10732
03/04          10340                       10847                   10904
04/04           9831                       10315                   10374
05/04           9993                       10487                   10560
06/04           9997                       10493                   10566
07/04          10083                       10586                   10664
08/04          10342                       10860                   10950
09/04          10359                       10880                   10972
10/04          10459                       10988                   11081
11/04          10411                       10939                   11055
12/04          10597                       11138                   11248
01/05          10588                       11130                   11248
02/05          10543                       11085                   11201
03/05          10539                       11084                   11211
04/05          10727                       11273                   11425
05/05          10805                       11357                   11504
06/05          10841                       11386                   11552
07/05          10627                       11175                   11310
08/05          10841                       11403                   11571
09/05          10822                       11385                   11555
10/05          10698                       11256                   11407
11/05          10710                       11271                   11426
12/05          10824                       11394                   11567
01/06          10835                       11396                   11566
02/06          10823                       11397                   11561
03/06          10583                       11146                   11308
04/06          10561                       11125                   11298
05/06          10576                       11144                   11332
06/06          10603                       11174                   11363
07/06          10775                       11358                   11549
08/06          10951                       11546                   11748
09/06          10958                       11556                   11777
10/06          10945                       11532                   11748
11/06          11064                       11673                   11894
12/06          10805                       11401                   11616
01/07          10816                       11416                   11631
02/07          11043                       11645                   11879
03/07          11058                       11675                   11907
04/07          11127                       11751                   11992
05/07          10971                       11589                   11835
06/07          10952                       11582                   11817
07/07          11199                       11833                   12086
08/07          11293                       11935                   12191
09/07          11432                       12097                   12354
10/07          11563                       12239                   12492
11/07          12021                       12714                   12988
12/07          11992                       12686                   12967
01/08          12474                       13199                   13481
02/08          12608                       13344                   13646
03/08          12614                       13366                   13638
04/08          12320                       13044                   13350
05/08          12326                       13065                   13394
06/08          12523                       13277                   13600
07/08          12439                       13178                   13530
08/08          12562                       13312                   13641
09/08          12074                       12809                   13118
10/08          11024                       11695                   11978
11/08          11077                       11740                   12063
12/08          11680                       12383                   12662
01/09          11717                       12425                   12875
02/09          11473                       12179                   12622
03/09          12143                       12892                   13360
04/09          11920                       12654                   13111
05/09          12119                       12865                   13387

----------
(1.) The Barclays Capital U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     INFLATION-PROTECTED BOND FUND Class A and Administrator Class shares for the life of the Fund with the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 17


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-    The Fund lagged behind its benchmark.

- Our strategy for managing duration modestly benefited the Fund, while the relative poor performance of inflation-protected securities compared with nominal Treasuries negatively impacted Fund performance.

- We believe that the far-reaching effects of the vast monetary and fiscal initiatives that have been implemented by governmental policymakers could potentially spawn inflation and become increasingly detrimental to the value of the U.S. dollar. We believe that inflation-protected securities could potentially generate strong returns in such an environment.

DURING THE LAST 12 MONTHS, WE HAVE SEEN ONE OF THE MOST SEVERE ECONOMIC CONTRACTIONS IN AMERICAN HISTORY.

The unemployment rate, which stood at 5.5% in May of 2008, rose to 9.4% by the close of the 12-month period, resulting in the highest rate of joblessness in the United States since the early 1980s. Other indicators such as consumption, industrial production, business investment, housing, and trade confirm a rapid and deep contraction. By practically any measure, the current recession is far worse than the historical average and could well turn out to be the most devastating since the end of World War II.

While the bursting of the housing bubble and the resultant stresses on the financial system precipitated the downturn, the damage has now spread to nearly every sector of the economy. The sales rate of new cars stands at half of its peak level. Manufacturing employment has dropped to its lowest level since 1946. Housing starts have collapsed by an astounding 80%. Most ominously, U.S. consumers seem to have closed their wallets to discretionary purchases while opting instead to increase their savings to levels that we have not seen in years. While thrift is a virtue, a rapid shift from spending to saving can result in a meaningful drop in demand for goods and services, which in turn undermines business profitability and drives expense reductions. Since employee compensation represents the largest share of costs at most companies, job losses become inevitable. Of course, a rising jobless rate makes consumers even less likely to spend freely, thereby reinforcing the downward momentum in the overall economy.

This recession is noteworthy not only for its severity but also for its geographic breadth. What began as a largely U.S.-centered problem has now spread around the globe. Business conditions in Europe are generally as bad as those on this side of the Atlantic. Asia has suffered as well, with Japan experiencing a shocking 9.7% decline in real output over the last year, and growth has slowed markedly even in China's giant emerging market.

                      18 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

The steep global decline has left an indelible impression on capital markets. As economic conditions worsened in the fall of last year, stock markets around the world plunged, credit risk premia surged, and U.S. Treasuries--still regarded as a safe haven--generated spectacular price gains from the consequent buying panic. By the end of 2008, U.S. Treasury yields had sunk to multi-decade lows, while credit spreads were the widest in memory. Practically every sector of the securities market, from municipal bonds to emerging-market equities, experienced severe dislocation, extreme relative valuation, and reduced liquidity.

The economy worsened further in the first quarter of 2009, and capital markets remained under great stress. In this crisis atmosphere, central banks around the world redoubled their efforts to provide liquidity and credit to the global financial system in order to avert a systemic collapse. Fiscal policy initiatives were introduced in several major economies, including a massive stimulus bill passed into law in the United States.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Cash Equivalents       (2%)
U.S. Treasury Bonds   (45%)
U.S. Treasury Notes   (53%)

We have seen a few signs that the financial panic has begun to subside. Stock markets have rallied sharply from their early-March 2009 lows, though they remain far below the peaks reached in the fall of 2007. Credit spreads have narrowed dramatically but are still wide relative to historical averages. U.S. Treasuries--beneficiaries of the late-2008 scramble for safety--have given back a large portion of their gains. Overall, riskier assets generally outperformed more conservative investments as 2009 neared its halfway point.

OUR STRATEGY FOR MANAGING DURATION MODESTLY BENEFITED THE FUND, WHILE THE RELATIVE POOR PERFORMANCE OF INFLATION-PROTECTED SECURITIES COMPARED WITH NOMINAL TREASURIES NEGATIVELY IMPACTED FUND PERFORMANCE.

Throughout much of the period, we maintained an interest rate exposure that was close to the benchmark's. We held this neutral bias because of the extreme volatility and exceptional sequence of events. Tactically, we were long duration for much of the fourth quarter of 2008 and the first quarter of 2009 as opportunities to participate in the Treasury rally developed. As such, the portfolio modestly benefitted from duration management during the period.

Deflationary concerns generally accompany a global crisis and economic downturns. This cycle was consistent with those trends. Commodities prices

----------
(3.) This chart represents the composite of the portfolio allocations of the Master Portfolio in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See notes to the Financial Statements for a discussion of the Master Portfolio.

                      Wells Fargo Advantage Income Funds 19


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

declined sharply from record highs, and consequently the annual Consumer Price Index was negative for the first time since 1955. Given all that, inflation-protected securities significantly underperformed nominal Treasuries during the period. With respect to relative performance, securities lending activities also detracted from overall performance of the Fund.

WE BELIEVE THAT RECESSIONARY CONDITIONS ARE LIKELY TO PREVAIL FOR A WHILE LONGER, EVEN THOUGH RECENT ECONOMIC DATA SUGGEST THAT THE DOWNWARD MOMENTUM IS GRADUALLY ABATING.

The labor market remains weak, but the pace of job loss has slowed, and initial claims for unemployment insurance benefits have stopped climbing. The stock market rally has lifted various confidence measures, while the unfreezing of the corporate bond market has allowed businesses to raise and refinance debt on reasonable terms. We tend to think that the worst of this recessionary period is behind us. Still, U.S. and global economies face substantial headwinds. A rising unemployment rate is likely to impair personal income at the same time that chastened consumers are shifting toward a greater propensity to save. Consumer debt levels remain high relative to income, which, combined with lender reluctance, will probably inhibit credit growth. In short, after a long period of spending in excess of income and borrowing the difference, U.S. consumers may spend several years repairing their personal balance sheets. In such an environment, a rapid rebound in domestic demand is difficult to envision.

Also clouding the outlook are the after-effects of the vast domestic monetary and fiscal initiatives launched in an attempt to ameliorate the recession. It is possible that the very accommodative monetary policy presently in force will lead to higher inflation if it is not neutralized soon. Even harder to unwind will be the gigantic government debt burden created by current and projected deficit spending. Apprehension over these looming challenges has already begun to seep into bond market valuations and could prove to be of paramount importance in coming quarters. Of course, such challenges also present opportunity. We look forward to navigating the uncertain waters that lie ahead of us.

The market dislocations described herein create opportunities for adding value through active management. With respect to interest rate direction, we believe that ultimately the unprecedented stimulus initiated by governmental policymakers to avert economic collapse may prove to be both inflationary and a challenge to the U.S. dollar. In such an environment, we believe that inflation-protected securities could generate strong returns.

                      20 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                                  Including Sales Charge               Excluding Sales Charge         Expense Ratio
                                            ----------------------------------  ----------------------------------  ----------------
                                                                       Life of                             Life of
INFLATION-PROTECTED BOND FUND               6 Months*  1 Year  5 Year    Fund   6 Months*  1 Year  5 Year    Fund   Gross(4)  Net(5)
-----------------------------               ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (IPBAX)                                4.48    (6.11)   2.98     3.12      9.40    (1.68)   3.93     3.88     1.13%    0.85%
Class B (IPBBX)**                              4.05    (7.51)   2.77     3.07      9.05    (2.51)   3.12     3.07     1.88%    1.60%
Class C (IPBCX)                                8.04    (3.41)   3.12     3.08      9.04    (2.41)   3.12     3.08     1.88%    1.60%
Administrator Class (IPBIX)                                                        9.59    (1.53)   4.17     4.11     1.06%    0.60%
Barclays Capital U.S. Treasury
   Inflation-Protected Securities Index(1)                                        10.97    (0.05)   4.86     4.78

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The principal value of and interest payments on inflation-protected debt securities tend to fall with the rate of inflation. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(5.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      22 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (the Fund) seeks to provide current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas O'Connor, CFA William Stevens

FUND INCEPTION

December 18, 1992

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009 (EXCLUDING SALES CHARGES)

SHORT DURATION GOVERNMENT BOND FUND                       1 Year
-----------------------------------                       ------
Class A                                                    7.05%
Barclays Capital 1-3 Year U.S. Government Bond Index(1)    5.34%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.97%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                                            WELLS FARGO ADVANTAGE
             WELLS FARGO ADVANTAGE SHORT       SHORT DURATION       BARCLAYS CAPITAL 1-3
              DURATION GOVERNMENT BOND     GOVERNMENT BOND FUND -   YEAR U.S. GOVERNMENT
                   FUND - CLASS A            ADMINISTRATOR CLASS         BOND INDEX
             ---------------------------   ----------------------   --------------------
 5/31/1999              9700                        10000                  10,000
 6/30/1999              9743                        10036                  10,029
 7/31/1999              9767                        10063                  10,060
 8/31/1999              9761                        10069                  10,088
 9/30/1999              9835                        10137                  10,154
10/31/1999              9861                        10176                  10,181
11/30/1999              9878                        10196                  10,201
12/31/1999              9884                        10194                  10,210
 1/31/2000              9871                        10183                  10,208
 2/29/2000              9926                        10241                  10,277
 3/31/2000              9994                        10314                  10,339
 4/30/2000             10021                        10344                  10,365
 5/31/2000             10060                        10387                  10,403
 6/30/2000             10151                        10493                  10,516
 7/31/2000             10211                        10558                  10,584
 8/31/2000             10292                        10644                  10,664
 9/30/2000             10383                        10740                  10,748
10/31/2000             10433                        10783                  10,806
11/30/2000             10535                        10891                  10,910
12/31/2000             10658                        11021                  11,044
 1/31/2001             10781                        11161                  11,190
 2/28/2001             10848                        11233                  11,263
 3/31/2001             10928                        11317                  11,354
 4/30/2001             10962                        11345                  11,387
 5/31/2001             11021                        11418                  11,449
 6/30/2001             11057                        11447                  11,490
 7/31/2001             11180                        11576                  11,625
 8/31/2001             11249                        11661                  11,699
 9/30/2001             11426                        11848                  11,894
10/31/2001             11547                        11975                  12,013
11/30/2001             11479                        11907                  11,980
12/31/2001             11463                        11881                  11,987
 1/31/2002             11517                        11951                  12,016
 2/28/2002             11581                        12020                  12,076
 3/31/2002             11501                        11928                  11,989
 4/30/2002             11633                        12067                  12,135
 5/31/2002             11683                        12134                  12,182
 6/30/2002             11770                        12226                  12,291
 7/31/2002             11909                        12361                  12,439
 8/31/2002             11956                        12426                  12,490
 9/30/2002             12071                        12536                  12,591
10/31/2002             12083                        12564                  12,622
11/30/2002             12037                        12519                  12,586
12/31/2002             12150                        12628                  12,707
 1/31/2003             12167                        12651                  12,709
 2/28/2003             12247                        12738                  12,767
 3/31/2003             12256                        12752                  12,793
 4/30/2003             12279                        12780                  12,818
 5/31/2003             12332                        12841                  12,871
 6/30/2003             12322                        12847                  12,891
 7/31/2003             12172                        12695                  12,808
 8/31/2003             12224                        12739                  12,813
 9/30/2003             12358                        12882                  12,942
10/31/2003             12316                        12854                  12,889
11/30/2003             12301                        12841                  12,887
12/31/2003             12383                        12918                  12,963
 1/31/2004             12426                        12966                  12,994
 2/29/2004             12483                        13041                  13,061
 3/31/2004             12541                        13091                  13,104
 4/30/2004             12399                        12959                  12,972
 5/31/2004             12382                        12932                  12,957
 6/30/2004             12376                        12942                  12,958
 7/31/2004             12445                        13004                  13,010
 8/31/2004             12536                        13103                  13,105
 9/30/2004             12529                        13099                  13,094
10/31/2004             12572                        13147                  13,139
11/30/2004             12503                        13077                  13,074
12/31/2004             12527                        13105                  13,102
 1/31/2005             12522                        13103                  13,099
 2/28/2005             12504                        13087                  13,072
 3/31/2005             12486                        13084                  13,068
 4/30/2005             12544                        13147                  13,145
 5/31/2005             12604                        13212                  13,199
 6/30/2005             12625                        13237                  13,224
 7/31/2005             12583                        13196                  13,187
 8/31/2005             12656                        13275                  13,271
 9/30/2005             12627                        13234                  13,237
10/31/2005             12613                        13222                  13,233
11/30/2005             12650                        13264                  13,275
12/31/2005             12688                        13306                  13,327
 1/31/2006             12713                        13335                  13,352
 2/28/2006             12726                        13365                  13,365
 3/31/2006             12740                        13369                  13,382
 4/30/2006             12780                        13427                  13,426
 5/31/2006             12795                        13432                  13,444
 6/30/2006             12810                        13451                  13,470
 7/31/2006             12893                        13541                  13,572
 8/31/2006             12977                        13646                  13,671
 9/30/2006             13047                        13722                  13,743
10/31/2006             13108                        13775                  13,799
11/30/2006             13169                        13855                  13,872
12/31/2006             13177                        13867                  13,878
 1/31/2007             13211                        13892                  13,908
 2/28/2007             13310                        13998                  14,017
 3/31/2007             13357                        14052                  14,071
 4/30/2007             13403                        14103                  14,122
 5/31/2007             13395                        14097                  14,113
 6/30/2007             13441                        14149                  14,173
 7/31/2007             13516                        14230                  14,290
 8/31/2007             13632                        14356                  14,423
 9/30/2007             13710                        14440                  14,528
10/31/2007             13760                        14511                  14,589
11/30/2007             13878                        14623                  14,816
12/31/2007             13941                        14693                  14,862
 1/31/2008             14157                        14923                  15,115
 2/29/2008             14234                        15007                  15,258
 3/31/2008             14252                        15030                  15,304
 4/30/2008             14187                        14964                  15,190
 5/31/2008             14192                        14972                  15,139
 6/30/2008             14248                        15035                  15,176
 7/31/2008             14263                        15053                  15,231
 8/31/2008             14322                        15119                  15,296
 9/30/2008             14326                        15127                  15,384
10/31/2008             14260                        15060                  15,501
11/30/2008             14311                        15132                  15,686
12/31/2008             14490                        15325                  15,852
 1/31/2009             14700                        15535                  15,813
 2/28/2009             14778                        15620                  15,819
 3/31/2009             15003                        15861                  15,903
 4/30/2009             15113                        15981                  15,907
 5/31/2009             15192                        16083                  15,947

----------
(1.) The Barclays Capital 1-3 Year U.S. Government Bond Index is composed of publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and 2.9 years are included in the Index. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT
     DURATION GOVERNMENT BOND FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                      Wells Fargo Advantage Income Funds 23


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Outperformance for the period was driven by sector overweights to asset-backed securities (ABS) and mortgage-backed securities (MBS); the sectors witnessed strong spread tightening during the first five months of 2009.

-    Security selection contributed to strong relative performance.

- Bond market liquidity has improved as support from government programs has taken hold.

THE 12-MONTH PERIOD WAS MARKED BY RISK AVOIDANCE, TIGHT CREDIT CONDITIONS, WEAK HOUSING AND LABOR MARKETS, AND SIGNIFICANT GOVERNMENT INTERVENTION.

During the second half of 2008, risk aversion intensified to risk avoidance as deleveraging, ongoing housing market woes, tight credit conditions, and a rapidly weakening labor market prompted a strong flight to quality. U.S. Treasury yields fell throughout this time with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst returns on record. Commercial mortgage-back securities (CMBS), ABS, and corporate securities--particularly those of financial institutions--were hardest hit. The second half of 2008 brought widespread woe to investors, bank failures, government bailouts, and the evaporation of market values.

As we entered 2009, the various government programs began working to improve market conditions. In light of the depth and complexity of our current credit crisis, policy makers took unprecedented actions to stabilize the financial markets and stimulate the extension of credit. The Fed's purchase commitments provided a significant source of demand for agency MBS. The government's first phase of the Term Asset-backed Loan Facility (TALF) program significantly benefited consumer ABS spreads; the second phase of the TALF program expanded to improve the CMBS market spreads in the first few months of 2009.

OUR INVESTMENT DECISIONS FOCUSED ON MANAGING RISK IN A CHALLENGING MARKET.

Throughout the period we maintained portfolio overweights to MBS, ABS, and CMBS, while maintaining underweights to both agency and U.S. Treasuries compared to the Fund's benchmark. We also maintained an overweight to five-year duration securities and an underweight to two-year duration securities versus the benchmark as part of our strategy for managing interest-rate risk.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

U.S. Treasury Notes                     (13%)
Asset-Backed Securities                  (4%)
Collateralized Mortgage Securities      (28%)
Commercial Mortgage-Backed Securities    (4%)
Federal Agencies                         (4%)
Mortgage-Backed Securities              (47%)

----------
(3.) Portfolio allocation is subject to change and may have changed since the date specified.

                      24 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

These positions detracted from performance during the second half of 2008, but contributed strongly to performance in 2009. In addition, investments that we made with cash collateral received from securities lending activities detracted from overall Fund performance, primarily due to the decline in the value of several collateral holdings.

We ended the period with approximately 28% of the portfolio in agency collateralized mortgage obligations (CMO), 8% in high quality ABS and CMBS, 39% in mortgage pass-through securities, 8% in agency hybrid ARMs, 4% in agency Temporary Liquidity Guarantee Program (TLGP) debt, and the remaining position in U.S. Treasuries. We remain overweight the MBS and ABS sectors versus an underweight to the agency and Treasury sectors.

Recent portfolio shifts included a reduction to our overweight in pass-throughs as mortgages outperformed significantly. We also reduced our CMBS and ABS positions because government programs continued to drive those spreads tighter. We added to our CMO position because we were able to find attractive pools with good extension protection.

THE GOVERNMENT'S PLAYBOOK APPEARS TO BE WORKING.

It's been quite a wild ride in the markets. The broad-based rally in spread products has been supported by signs of stabilization in the economy, a reduction in the risks associated with the potential collapse of the banking system, and the success of governmental policies designed to bolster the fixed-income markets. Credit markets have eased somewhat and the London Interbank Offered Rate (LIBOR) has contracted. The results of the bank stress tests, combined with the ease at which banks have met their capital needs, left investors less concerned about the possibility of the larger banks failing. While low in absolute terms, consumer confidence rose significantly in May 2009 and posted the largest three-month gain on record. Because sharp gains in consumer confidence have historically occurred at the end of a recession, we believe that this is a positive sign.

On the other hand, markets are running ahead of economic conditions. Factors that contributed to the recession, like excess leverage by banks and households, have not yet been resolved. Even though housing seems to be stabilizing, the housing market has not shown signs of improvement. Distressed sales of foreclosed properties continue to drive sales of existing homes. Also troublesome is the potential impact that higher, longer-term interest rates could have on the broader economic recovery.

It is clear that the Fed will continue its work to maintain orderly markets. The Fed's commitment to averting a disaster is clear, yet the unfortunate sell-off in the U.S. Treasury market at the end of May 2009 was seen by some as a potential harbinger of things to come in the fixed-income market. We will continue to focus on taking advantage of daily dislocations that volatile markets with improving liquidity provide.

                      Wells Fargo Advantage Income Funds 25


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2009)

                                      Including Sales Charge               Excluding Sales Charge         Expense Ratio
SHORT DURATION                  ----------------------------------  ----------------------------------  ----------------
GOVERNMENT BOND FUND            6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)  Net(6)
--------------------            ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (MSDAX)                    2.97     3.84    3.54     4.27      6.16     7.05    4.18     4.59     0.97%    0.85%
Class B (MSDBX)**                  2.76     3.36    3.55     4.44      5.76     6.36    3.55     4.44     1.72%    1.60%
Class C (MSDCX)                    4.75     5.34    3.42     3.99      5.75     6.34    3.42     3.99     1.72%    1.60%
Administrator Class (MNSGX)                                            6.28     7.42    4.46     4.87     0.89%    0.60%
Institutional Class (WSGIX)                                            6.38     7.61    4.61     4.94     0.63%    0.42%
Barclays Capital 1-3 Year U.S.
   Government Bond Index(1)                                            1.67     5.34    4.24     4.78

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

----------
(4.) Class A shares incepted on March 11, 1996. Class B and Class C shares incepted on May 31, 2002. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on December 18, 1992.

(5.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      26 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE STABLE INCOME FUND (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Galliard Capital Management, Inc.

PORTFOLIO MANAGERS

Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION

November 11, 1994

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009 (EXCLUDING SALES CHARGES)

STABLE INCOME FUND                                                             1 Year
------------------                                                             ------
Class A                                                                        (3.24)%
Barclays Capital 9-12 Months U.S. Short Treasury Index(1)                       3.03%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index(2)                  4.92%
Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond Index(3)    3.15%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.99%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(4)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

                WELLS FARGO          WELLS FARGO       BARCLAYS CAPITAL      BARCLAYS CAPITAL
             ADVANTAGE STABLE     ADVANTAGE STABLE        9-12 MONTHS            1-3 YEAR
               INCOME FUND -        INCOME FUND -         U.S. SHORT      U.S. GOVERNMENT/CREDIT
                  CLASS A        ADMINISTRATOR CLASS    TREASURY INDEX          BOND INDEX
             -----------------   -------------------   ----------------   ----------------------
 5/31/1999          9800               10000                 10,000              10,000
 6/30/1999          9831               10022                 10,038              10,030
 7/31/1999          9866               10057                 10,082              10,058
 8/31/1999          9888               10080                 10,115              10,085
 9/30/1999          9943               10136                 10,170              10,153
10/31/1999          9960               10153                 10,205              10,183
11/30/1999          9979               10174                 10,231              10,205
12/31/1999         10022               10220                 10,260              10,216
 1/31/2000         10016               10226                 10,295              10,216
 2/29/2000         10071               10274                 10,348              10,287
 3/31/2000         10123               10329                 10,399              10,345
 4/30/2000         10162               10371                 10,450              10,365
 5/31/2000         10219               10423                 10,496              10,402
 6/30/2000         10313               10521                 10,576              10,517
 7/31/2000         10350               10571                 10,633              10,589
 8/31/2000         10415               10629                 10,668              10,673
 9/30/2000         10483               10702                 10,731              10,761
10/31/2000         10534               10756                 10,780              10,809
11/30/2000         10603               10828                 10,851              10,909
12/31/2000         10705               10934                 10,953              11,041
 1/31/2001         10804               11048                 11,074              11,197
 2/28/2001         10883               11120                 11,121              11,277
 3/31/2001         10953               11195                 11,198              11,369
 4/30/2001         10976               11231                 11,249              11,405
 5/31/2001         11035               11283                 11,314              11,475
 6/30/2001         11074               11325                 11,347              11,519
 7/31/2001         11157               11423                 11,419              11,664
 8/31/2001         11210               11468                 11,451              11,743
 9/30/2001         11277               11550                 11,556              11,918
10/31/2001         11321               11586                 11,625              12,037
11/30/2001         11278               11544                 11,645              12,004
12/31/2001         11297               11577                 11,672              12,010
 1/31/2002         11317               11588                 11,685              12,045
 2/28/2002         11336               11610                 11,711              12,097
 3/31/2002         11304               11591                 11,693              12,018
 4/30/2002         11385               11676                 11,764              12,153
 5/31/2002         11425               11720                 11,788              12,216
 6/30/2002         11472               11769                 11,846              12,314
 7/31/2002         11522               11808                 11,887              12,437
 8/31/2002         11519               11818                 11,901              12,504
 9/30/2002         11569               11865                 11,948              12,612
10/31/2002         11576               11875                 11,972              12,628
11/30/2002         11577               11876                 11,976              12,628
12/31/2002         11640               11952                 12,019              12,764
 1/31/2003         11659               11960                 12,029              12,780
 2/28/2003         11713               12027                 12,045              12,851
 3/31/2003         11717               12036                 12,065              12,878
 4/30/2003         11749               12061                 12,077              12,928
 5/31/2003         11768               12086                 12,090              13,001
 6/30/2003         11775               12095                 12,114              13,030
 7/31/2003         11715               12036                 12,109              12,945
 8/31/2003         11738               12062                 12,121              12,950
 9/30/2003         11788               12128                 12,157              13,093
10/31/2003         11778               12109                 12,152              13,040
11/30/2003         11779               12112                 12,153              13,041
12/31/2003         11815               12153                 12,190              13,124
 1/31/2004         11836               12178                 12,207              13,159
 2/29/2004         11870               12215                 12,228              13,233
 3/31/2004         11883               12232                 12,242              13,280
 4/30/2004         11831               12181                 12,220              13,144
 5/31/2004         11821               12173                 12,219              13,126
 6/30/2004         11831               12186                 12,218              13,129
 7/31/2004         11855               12213                 12,243              13,185
 8/31/2004         11887               12249                 12,276              13,288
 9/30/2004         11908               12274                 12,275              13,281
10/31/2004         11920               12289                 12,295              13,327
11/30/2004         11912               12283                 12,286              13,262
12/31/2004         11942               12305                 12,305              13,294
 1/31/2005         11952               12330                 12,318              13,292
 2/28/2005         11950               12331                 12,323              13,267
 3/31/2005         11963               12347                 12,345              13,257
 4/30/2005         11998               12385                 12,386              13,334
 5/31/2005         12041               12433                 12,424              13,392
 6/30/2005         12072               12468                 12,446              13,422
 7/31/2005         12057               12455                 12,450              13,386
 8/31/2005         12113               12503                 12,500              13,473
 9/30/2005         12107               12512                 12,508              13,439
10/31/2005         12119               12514                 12,529              13,434
11/30/2005         12152               12562                 12,568              13,477
12/31/2005         12197               12611                 12,616              13,530
 1/31/2006         12228               12646                 12,647              13,556
 2/28/2006         12251               12659                 12,678              13,572
 3/31/2006         12275               12698                 12,716              13,589
 4/30/2006         12312               12738                 12,758              13,634
 5/31/2006         12339               12769                 12,795              13,653
 6/30/2006         12373               12794                 12,829              13,681
 7/31/2006         12438               12876                 12,901              13,786
 8/31/2006         12507               12950                 12,964              13,889
 9/30/2006         12566               13013                 13,022              13,963
10/31/2006         12621               13059                 13,075              14,022
11/30/2006         12680               13136                 13,128              14,099
12/31/2006         12712               13170                 13,168              14,106
 1/31/2007         12745               13207                 13,218              14,138
 2/28/2007         12813               13280                 13,281              14,253
 3/31/2007         12869               13340                 13,333              14,308
 4/30/2007         12911               13386                 13,382              14,361
 5/31/2007         12931               13409                 13,432              14,350
 6/30/2007         12981               13450                 13,493              14,410
 7/31/2007         13039               13513                 13,563              14,523
 8/31/2007         13064               13541                 13,656              14,641
 9/30/2007         13107               13588                 13,741              14,750
10/31/2007         13169               13668                 13,784              14,816
11/30/2007         13232               13736                 13,914              15,026
12/31/2007         13208               13700                 13,941              15,070
 1/31/2008         13276               13773                 14,112              15,332
 2/29/2008         13188               13683                 14,184              15,469
 3/31/2008         12978               13467                 14,231              15,480
 4/30/2008         12980               13472                 14,214              15,392
 5/31/2008         12976               13469                 14,210              15,354
 6/30/2008         12949               13457                 14,220              15,382
 7/31/2008         12853               13360                 14,263              15,426
 8/31/2008         12853               13362                 14,299              15,498
 9/30/2008         12796               13305                 14,361              15,406
10/31/2008         12608               13098                 14,448              15,439
11/30/2008         12273               12766                 14,521              15,623
12/31/2008         12260               12755                 14,593              15,819
 1/31/2009         12314               12813                 14,590              15,862
 2/28/2009         12307               12794                 14,573              15,834
 3/31/2009         12284               12772                 14,605              15,909
 4/30/2009         12395               12889                 14,628              15,999
 5/31/2009         12555               13072                 14,640              16,108

----------
(1.) The Barclays Capital 9-12 Months U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon strips. The Barclays Capital 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the index is significantly different than that of the Fund due to difference in portfolio composition. You cannot invest directly in an Index.

                      Wells Fargo Advantage Income Funds 27


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's relative underperformance was primarily driven by its exposure to spread sectors, such as mortgage and asset-backed securities. Our securities lending activities also detracted from overall Fund performance due to the decline in the value of several collateral holdings.

- We continued our strategy of maintaining what we believe to be adequate liquidity in the Fund.

- We believe that improvement in risk premiums could aid relative performance of the Fund versus the Barclays Capital 9-12 Months U.S. Short Treasury Index(1).

PORTFOLIO ALLOCATION(5)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Municipal Bonds                       (3%)
Asset-Backed Securities              (19%)
Cash Equivalents                     (16%)
Collateralized Mortgage Securities   (22%)
Corporate Bonds                      (12%)
Federal Agencies                     (28%)

CONTINUED WEAKNESS IN THE HOUSING MARKET AND CONSTRAINED LIQUIDITY IN THE CAPITAL MARKETS DURING 2008 WEIGHED HEAVILY ON SECURITY PRICES AND NEGATIVELY IMPACTED HOLDINGS IN THE FUND.

The Fund's relative overall performance was primarily driven by the exposure to spread sectors, such as mortgage and asset-backed securities. These sectors underperformed relative to U.S. Treasuries. The Fund's exposure to non-agency mortgage related assets, including subprime home equity, is approximately 13%. Most of these securities are senior in the capital structure and thus have senior payment priority within the trust. Fund performance during 2009 has improved as risk premiums have decreased and liquidity in capital markets has slowly increased.

----------
(2.) The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit indices. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

(3.) The Barclays Capital 9-12 Months U.S. Short-Term U.S. Government/ Credit
     Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Index has an inception date of August 1, 2004. You cannot invest directly in an Index.

(4.) The chart compares the performance of the Wells Fargo Advantage Stable
     Income Fund Class A and Administrator Class shares for the most recent ten years with the Barclays Capital 9-12 Months U.S. Short Treasury Index, and the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

(5.) This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the master portfolios.

                      28 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

WE TOOK A DEFENSIVE STANCE DURING THE PERIOD.

We continued to position the Fund with a shorter duration because of the elevated risks in the credit markets. Part of this defensive positioning included a higher than usual cash allocation which served to both reduce our duration exposure and to provide added liquidity for the Fund.

WE BELIEVE THAT THE U.S. ECONOMY IS IN THE MIDST OF ITS WORST RECESSION IN DECADES, IF NOT SINCE THE GREAT DEPRESSION.

Early 2009 has shown signs of stabilization and it is our hope that we are now experiencing a bottoming of the markets and that the economy will stabilize by mid-year. Government quantitative stimulus will keep interest rates low until the prospect of economic recovery is in sight. Defaults are likely to continue rising throughout 2009 in lower quality corporate bonds and structured securities according to Moody's and Standard & Poor's. Inflation remains fairly subdued; however, there is growing unease about the potential impact that the massive government stimulus programs will have on future inflation and the U.S. dollar.

                      Wells Fargo Advantage Income Funds 29


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF MAY 31, 2009)

                                               Including Sales Charge              Excluding Sales Charge          Expense Ratio
                                         ----------------------------------  ----------------------------------  ----------------
STABLE INCOME FUND                       6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(7)  Net(8)
------------------                       ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (NVSAX)                             0.26    (5.18)   0.81     2.30      2.30    (3.24)   1.21     2.51     0.99%    0.85%
Class B (NVSBX)**                           0.41    (5.40)   0.59     2.20      1.91    (3.90)   0.59     2.20     1.74%    1.60%
Class C (WSICX)                             0.93    (4.89)   0.46     1.71      1.93    (3.89)   0.46     1.71     1.74%    1.60%
Administrator Class (NVSIX)                                                     2.40    (2.95)   1.44     2.72     0.91%    0.65%
Barclays Capital 9-12 Months U.S. Short
   Treasury Index(1)                                                            0.82     3.03    3.68     3.89
Barclays Capital 1-3 Year U.S.
   Government/Credit Bond Index(2)                                              3.10     4.92    4.18     4.88
Barclays Capital 9-12 Months Short-Term
   U.S. Government/Credit Bond Index(3)                                         1.46     3.15      NA       NA

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) Class C shares incepted on June 30, 2003. Performance shown prior to the inception of Class C reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Class A shares incepted on May 2, 1996. Class B shares incepted on May 17, 1996. Administrator Class shares incepted on November 11, 1994. The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

(7.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(8.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      30 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION

November 30, 2000

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009
(EXCLUDING SALES CHARGES)

STRATEGIC INCOME FUND                                      1 Year
---------------------                                      ------
Class A                                                    (6.75)%
Barclays Capital U.S. Corporate High Yield Bond Index(1)   (7.77)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.10% AND 1.29%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                  WELLS FARGO          BARCLAYS CAPITAL
              ADVANTAGE STRATEGIC    U.S. CORPORATE HIGH
             INCOME FUND - CLASS A     YIELD BOND INDEX
             ---------------------   -------------------
11/30/2000            9550                  10,000
12/31/2000           10049                  10,193
 1/31/2001           11374                  10,957
 2/28/2001           11436                  11,103
 3/31/2001           10938                  10,841
 4/30/2001           10855                  10,706
 5/31/2001           11094                  10,899
 6/30/2001           10696                  10,593
 7/31/2001           10739                  10,749
 8/31/2001           11021                  10,876
 9/30/2001           10040                  10,145
10/31/2001           10127                  10,396
11/30/2001           10645                  10,775
12/31/2001           10749                  10,731
 1/31/2002           10853                  10,806
 2/28/2002           10544                  10,655
 3/31/2002           10839                  10,912
 4/30/2002           10823                  11,082
 5/31/2002           10657                  11,025
 6/30/2002            9960                  10,212
 7/31/2002            9450                   9,766
 8/31/2002            9557                  10,044
 9/30/2002            9465                   9,912
10/31/2002            9281                   9,826
11/30/2002           10009                  10,434
12/31/2002           10060                  10,580
 1/31/2003           10236                  10,933
 2/28/2003           10392                  11,067
 3/31/2003           10758                  11,386
 4/30/2003           11456                  12,061
 5/31/2003           11540                  12,186
 6/30/2003           12063                  12,536
 7/31/2003           12108                  12,398
 8/31/2003           12179                  12,541
 9/30/2003           12612                  12,884
10/31/2003           12935                  13,144
11/30/2003           13071                  13,343
12/31/2003           13418                  13,645
 1/31/2004           13860                  13,906
 2/29/2004           13769                  13,871
 3/31/2004           13866                  13,965
 4/30/2004           13834                  13,870
 5/31/2004           13615                  13,635
 6/30/2004           13755                  13,831
 7/31/2004           13920                  14,019
 8/31/2004           14106                  14,294
 9/30/2004           14320                  14,501
10/31/2004           14578                  14,763
11/30/2004           14819                  14,941
12/31/2004           15023                  15,164
 1/31/2005           15035                  15,144
 2/28/2005           15289                  15,367
 3/31/2005           14896                  14,920
 4/30/2005           14660                  14,775
 5/31/2005           14838                  15,037
 6/30/2005           15085                  15,332
 7/31/2005           15320                  15,600
 8/31/2005           15368                  15,630
 9/30/2005           15273                  15,474
10/31/2005           15090                  15,366
11/30/2005           15288                  15,446
12/31/2005           15445                  15,579
 1/31/2006           15695                  15,827
 2/28/2006           15820                  15,933
 3/31/2006           15987                  16,029
 4/30/2006           16105                  16,127
 5/31/2006           16052                  16,125
 6/30/2006           16034                  16,069
 7/31/2006           16124                  16,226
 8/31/2006           16360                  16,489
 9/30/2006           16528                  16,723
10/31/2006           16765                  16,950
11/30/2006           17000                  17,235
12/31/2006           17150                  17,424
 1/31/2007           17341                  17,619
 2/28/2007           17543                  17,865
 3/31/2007           17587                  17,884
 4/30/2007           17827                  18,117
 5/31/2007           17974                  18,252
 6/30/2007           17643                  17,924
 7/31/2007           17110                  17,289
 8/31/2007           17332                  17,525
 9/30/2007           17773                  17,984
10/31/2007           17925                  18,092
11/30/2007           17538                  17,699
12/31/2007           17581                  17,751
 1/31/2008           17098                  17,514
 2/29/2008           16904                  17,275
 3/31/2008           16862                  17,216
 4/30/2008           17418                  17,957
 5/31/2008           17434                  18,022
 6/30/2008           17112                  17,518
 7/31/2008           16886                  17,285
 8/31/2008           16958                  17,346
 9/30/2008           15861                  15,962
10/31/2008           13723                  13,423
11/30/2008           12809                  12,173
12/31/2008           13484                  13,108
 1/31/2009           14069                  13,894
 2/28/2009           13833                  13,463
 3/31/2009           14158                  13,892
 4/30/2009           15472                  15,574
 5/31/2009           16258                  16,621

----------
(1.) The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged,
     U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE STRATEGIC
     INCOME FUND Class A shares for the life of the Fund with the Barclays Capital U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 31


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our outperformance was driven by changes that we made to credit-quality positioning during the period.

- Our positioning earlier in the period allowed us to outperform through the weak market, but detracted from Fund performance during the recent rally.

- We believe that many of the CCC-rated credits will ultimately default and consequently, we will continue to closely monitor them and focus on the ones that we believe will be good investments for the Fund.

A TALE OF TWO MARKETS.

In our 2008 annual letter, we discussed our concerns with the U.S housing market and the slowing economy. We concluded by suggesting that the economic growth would remain weak as consumers would be pressured from a weaker employment market and the negative effects of lower housing prices. Due to our concerns, the Fund entered the period more conservatively positioned than at any prior time. The market was weak throughout the summer months of 2008. High yield spreads started the period at 621 basis points (100 basis points equals 1.00%) compared to U.S. Treasuries and widened to 815 basis points in mid-September 2008. Then the bottom fell out. Spreads widened dramatically to all-time wide levels of 1,971 basis points by mid-December resulting in yields north of 20% for the high-yield market. The high-yield index was down 26.16% in 2008, easily the worst year on record. From the beginning of the period on May 31, 2008, to the market bottom on December 16, 2008, the index return was negative 34.11%.

The high yield market turned in mid-December 2008. It is always difficult to point to specific reasons for a market turn, but we believe that the market turned when many 2009 market forecasts highlighted high-yield credits as extremely cheap, which led to cash inflows even though the economy remained weak. Spreads rallied from 1,971 basis points in mid-December to 1,067 basis points at the end of May 2009. The index return from December 16 to May 31 was positive 39.97%. There were clearly two different markets during the period.

ATTRACTIVE OPPORTUNITY TO ADD RISK.

We remained concerned with the underlying fundamentals for high yield issuers even though market conditions were improving. Many companies were still carrying too much debt and with earnings heading south, we, along with the market, expected default rates to continue to climb. The forecast was accurate. The Moody's default rate climbed to 10.2% of U.S. high yield issuers for the period compared to only 2.2% for the prior period. Equally important, we expected the recovery rate for defaulted issuers to be weak. According to JP Morgan and Moody's, the long-term recovery rate on defaulted bonds is 37%. Through April 2009, the recovery rate is only 19%.

                      32 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

Even though we expect high default rates and low recovery rates, our view as we entered 2009 was that the market had overestimated the near-term risk and yields were attractive. On December 31, 2008, we were 9% underweight CCC-rated credits and by May 31, 2009, we were neutral. Most of the shift in weighting came from BB-rated credits as we looked to add risk to the portfolio.

CREDIT QUALITY(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Unrated    (3%)
BBB        (5%)
BB/Ba     (21%)
B         (43%)
CCC       (25%)
Cash       (3%)

OUR POSITIONING RELATIVE TO THE BENCHMARK CHANGED THROUGHOUT THE PERIOD.

We finished the period more aggressively positioned than the benchmark. We increased our weighting in CCC-rated securities to 25% which brought us to a neutral position relative to the benchmark. However, we finished the period overweight in B-rated securities with 43% and underweight in BB-rated credits with 21%. We also held 5% in BBB-rated credits, a 3% position in unrated securities and 3% in cash. We will continue to closely monitor lower-quality credits and focus on those that we believe will be good investments for the Fund.

For the period, the Fund returned -6.75% compared to the index return of -7.77%. BBB-rated credits returned 1.05%, BB-rated credits returned -0.17%, B-rated credits returned -12.01% and CCC-rated credits returned -24.15%. Our outperformance was driven by carrying a larger than normal cash balance and BBB-rated investments while underweighting the CCC-segment of the market. This positioning allowed us to outperform through the weak market, but caused us to give back some of the outperformance during the recent rally.

WE BELIEVE THAT CCC-RATED CREDITS ARE OVERVALUED. ECONOMIC GROWTH WILL BE TEPID AT BEST.

The average price of CCC-rated credits has rallied from 40 in mid-December 2008 to 70 at May 31, 2009. The long-term average over the past 18 years is 75. Current economic and market conditions do not justify CCC prices approaching the long-term average.

The economic picture has definitely improved as the rate of decline in many economic measures has slowed. However, the U.S. housing market and employment picture remain weak. Many companies and consumers entered this period overleveraged due to an extended period of easy and cheap credit. Most of those companies and consumers remain overleveraged. We do not believe that economic growth will be strong enough to overcome the excessive leveraging that is causing the default rate to remain elevated. Given our economic expectation, we will continue to invest in companies that we believe can survive this cycle and that will offer attractive opportunities for our investors.

----------
(3.) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

                      Wells Fargo Advantage Income Funds 33


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2009)

                                          Including Sales Charge                 Excluding Sales Charge             Expense Ratio
                                  -------------------------------------   -------------------------------------   -----------------
                                                                Life of                                 Life of
STRATEGIC INCOME FUND             6 Months*   1 Year   5 Year     Fund    6 Months*   1 Year   5 Year     Fund    Gross(4)   Net(5)
---------------------             ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SASAX)                     21.21     (10.94)   2.66      5.88      26.92     (6.75)    3.61      6.46      1.29%     1.10%
Class B (SASIX)**                   21.46     (12.54)   2.41      5.56      26.46     (7.54)    2.77      5.56      2.04%     1.85%
Class C (SASCX)                     25.52      (8.58)   2.75      5.39      26.52     (7.58)    2.75      5.39      2.04%     1.85%
Barclays Capital U.S. Corporate
   High Yield Bond Index(1)                                                 36.55     (7.77)    4.04      4.38

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(5.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      34 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (the Fund) seeks total return, consisting of income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION

June 30, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

TOTAL RETURN BOND FUND                          1 Year
----------------------                          ------
Investor Class                                   6.15%
Barclays Capital U.S. Aggregate Bond Index(1)    5.36%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.90% AND 0.98%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

               WELLS FARGO ADVANTAGE      WELLS FARGO ADVANTAGE
             TOTAL RETURN BOND FUND -   TOTAL RETURN BOND FUND -   BARCLAYS CAPITAL U.S.
                     CLASS A               ADMINISTRATOR CLASS        AGGREGATE INDEX
             ------------------------   ------------------------   ---------------------
 5/31/1999             9550                       10000                    10,000
 6/30/1999             9525                        9976                     9,968
 7/31/1999             9502                        9953                     9,926
 8/31/1999             9502                        9954                     9,921
 9/30/1999             9593                       10052                    10,036
10/31/1999             9609                       10070                    10,073
11/30/1999             9608                       10070                    10,072
12/31/1999             9565                       10027                    10,024
 1/31/2000             9565                       10029                     9,991
 2/29/2000             9685                       10155                    10,112
 3/31/2000             9807                       10285                    10,245
 4/30/2000             9784                       10263                    10,215
 5/31/2000             9766                       10246                    10,211
 6/30/2000             9979                       10471                    10,423
 7/31/2000            10068                       10566                    10,518
 8/31/2000            10201                       10707                    10,671
 9/30/2000            10304                       10817                    10,738
10/31/2000            10331                       10847                    10,809
11/30/2000            10492                       11018                    10,986
12/31/2000            10698                       11236                    11,190
 1/31/2001            10850                       11397                    11,374
 2/28/2001            10942                       11495                    11,473
 3/31/2001            11012                       11570                    11,530
 4/30/2001            10949                       11506                    11,482
 5/31/2001            11020                       11582                    11,551
 6/30/2001            11062                       11629                    11,594
 7/31/2001            11319                       11901                    11,854
 8/31/2001            11434                       12023                    11,990
 9/30/2001            11594                       12194                    12,131
10/31/2001            11826                       12441                    12,384
11/30/2001            11633                       12286                    12,213
12/31/2001            11701                       12214                    12,135
 1/31/2002            11769                       12329                    12,233
 2/28/2002            11891                       12451                    12,352
 3/31/2002            11672                       12221                    12,147
 4/30/2002            11890                       12454                    12,383
 5/31/2002            11983                       12553                    12,488
 6/30/2002            12058                       12633                    12,596
 7/31/2002            12229                       12806                    12,748
 8/31/2002            12429                       13021                    12,963
 9/30/2002            12644                       13253                    13,173
10/31/2002            12571                       13177                    13,113
11/30/2002            12587                       13197                    13,110
12/31/2002            12848                       13460                    13,381
 1/31/2003            12872                       13469                    13,392
 2/28/2003            13061                       13669                    13,577
 3/31/2003            13032                       13652                    13,567
 4/30/2003            13152                       13784                    13,679
 5/31/2003            13425                       14068                    13,933
 6/30/2003            13379                       14023                    13,905
 7/31/2003            12917                       13557                    13,438
 8/31/2003            13029                       13680                    13,527
 9/30/2003            13382                       14048                    13,885
10/31/2003            13254                       13913                    13,756
11/30/2003            13276                       13940                    13,789
12/31/2003            13410                       14085                    13,929
 1/31/2004            13511                       14196                    14,042
 2/29/2004            13653                       14350                    14,193
 3/31/2004            13760                       14456                    14,300
 4/30/2004            13426                       14113                    13,928
 5/31/2004            13366                       14051                    13,872
 6/30/2004            13425                       14117                    13,952
 7/31/2004            13562                       14265                    14,090
 8/31/2004            13808                       14531                    14,359
 9/30/2004            13846                       14563                    14,398
10/31/2004            13949                       14688                    14,518
11/30/2004            13832                       14565                    14,402
12/31/2004            13945                       14689                    14,535
 1/31/2005            14029                       14781                    14,626
 2/28/2005            13956                       14706                    14,540
 3/31/2005            13864                       14610                    14,466
 4/30/2005            14038                       14800                    14,661
 5/31/2005            14193                       14968                    14,820
 6/30/2005            14270                       15053                    14,901
 7/31/2005            14133                       14909                    14,765
 8/31/2005            14301                       15091                    14,954
 9/30/2005            14152                       14933                    14,800
10/31/2005            14039                       14813                    14,684
11/30/2005            14085                       14877                    14,748
12/31/2005            14212                       15002                    14,888
 1/31/2006            14213                       15005                    14,890
 2/28/2006            14247                       15044                    14,939
 3/31/2006            14113                       14914                    14,792
 4/30/2006            14082                       14881                    14,766
 5/31/2006            14064                       14851                    14,750
 6/30/2006            14081                       14884                    14,781
 7/31/2006            14264                       15083                    14,980
 8/31/2006            14472                       15307                    15,209
 9/30/2006            14597                       15444                    15,343
10/31/2006            14701                       15544                    15,444
11/30/2006            14864                       15721                    15,624
12/31/2006            14764                       15615                    15,533
 1/31/2007            14760                       15612                    15,527
 2/28/2007            14984                       15868                    15,766
 3/31/2007            14981                       15853                    15,766
 4/30/2007            15049                       15941                    15,851
 5/31/2007            14935                       15807                    15,731
 6/30/2007            14882                       15751                    15,685
 7/31/2007            14989                       15868                    15,816
 8/31/2007            15146                       16039                    16,009
 9/30/2007            15255                       16171                    16,131
10/31/2007            15377                       16291                    16,276
11/30/2007            15623                       16558                    16,568
12/31/2007            15671                       16611                    16,615
 1/31/2008            15908                       16868                    16,894
 2/29/2008            15927                       16890                    16,918
 3/31/2008            15948                       16915                    16,975
 4/30/2008            15970                       16926                    16,940
 5/31/2008            15854                       16816                    16,816
 6/30/2008            15853                       16817                    16,802
 7/31/2008            15796                       16770                    16,788
 8/31/2008            15924                       16895                    16,948
 9/30/2008            15716                       16686                    16,720
10/31/2008            15134                       16072                    16,326
11/30/2008            15503                       16458                    16,857
12/31/2008            16084                       17086                    17,486
 1/31/2009            16161                       17156                    17,332
 2/28/2009            16170                       17182                    17,266
 3/31/2009            16474                       17496                    17,506
 4/30/2009            16626                       17676                    17,590
 5/31/2009            16831                       17885                    17,717

----------
(1.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Corporate Index and the U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(2.) The chart compares the performance of the Wells Fargo Advantage Total
     Return Bond Fund Class A and Investor Class shares for the most recent ten years with the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 35


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Outperformance for the period was driven by sector overweights to asset-backed securities (ABS), mortgage-backed securities (MBS), and corporates; all of these sectors witnessed strong spread tightening during the first five months of 2009. Timely sector positioning and successful security selection also contributed to strong relative performance.

- Investments that we made with cash collateral received from securities lending activities detracted from overall Fund performance, primarily due to the decline in the value of several collateral holdings.

- Bond market liquidity has improved as support from government programs has taken hold.

THE 12-MONTH PERIOD WAS MARKED BY RISK AVOIDANCE, TIGHT CREDIT CONDITIONS, WEAK HOUSING AND LABOR MARKETS, AND SIGNIFICANT GOVERNMENT INTERVENTION.

During the second half of 2008, risk aversion intensified to risk avoidance as deleveraging, ongoing housing market woes, tight credit conditions, and a rapidly weakening labor market prompted a strong flight to quality. U.S. Treasury yields fell throughout this time with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst returns on record. Commercial mortgage-back securities (CMBS), ABS, and corporate securities--particularly those of financial institutions--were hardest hit. The second half of 2008 brought widespread woe to investors, bank failures, government bailouts, and the evaporation of market values.

As we entered 2009, the various government programs began working to improve market conditions. In light of the depth and complexity of our current credit crisis, policy makers took unprecedented actions to stabilize the financial markets and stimulate the extension of credit. The Fed's purchase commitments provided a significant source of demand for agency MBS. The government's first phase of the Term Asset-backed Loan Facility (TALF) program significantly benefited consumer ABS spreads; the second phase of the TALF program expanded to improve the CMBS market spreads in the first few months of 2009.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Asset-Backed Securities                  (5%)
Collateralized Mortgage Securities       (7%)
Commercial Mortgage-Backed Securities   (13%)
Corporate Bonds                         (25%)
Federal Agencies                         (1%)
Mortgage-Backed Securities              (37%)
U.S. Treasury Notes                     (12%)

----------
(3.) This chart represents the composite of the portfolio allocations of the Master Portfolio in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See notes to the Financial Statements for a discussion of the Master Portfolio.

                      36 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

WE MADE SEVERAL CHANGES THROUGHOUT THE PERIOD IN RESPONSE TO CONTINUED
VOLATILITY.

In corporates, we began the period with a 4% risk-adjusted overweight versus the benchmark in response to considerable spread widening that occurred in the first quarter of 2008. As spreads tightened further during the second quarter of 2008, we began reducing the Fund's corporate overweight and by mid-July 2008 had reached a neutral weighting in corporates. The team again established a modest overweight in corporates in October and November 2008 because spreads hit record highs in the wake of the Lehman Brother's bankruptcy. We started 2009 with a neutral exposure to corporates, shifting to a significant overweight in April 2009, and ending the period with an 8% overweight. The reopening of the market for bank new issues provided opportunities to build positions at highly attractive spreads. With the option-adjusted spread Barclays Capital U.S. Credit Index(4) at 333 basis points (100 basis points equal 1.00%), we believe that the relative value case for corporates is also stronger in light of increased investor confidence in banks, early improvement in economic data, recovery in MBS, ABS, and CMBS spreads, and heavy issuance pressures on U.S. Treasuries.

We slowly decreased our CMBS overweight versus the benchmark throughout the period from a 3% overweight down to a 1.5% overweight by the end of the period because we believe that we found better value in the ABS sector. The team increased exposure in ABS late in the third quarter of 2008, increasing it to an 8.5% overweight. We subsequently reduced the overweight in 2009 due to the strong outperformance of ABS.

In the MBS sector, we built up the Fund's overweight during the second half of 2008, peaking at a 9% overweight at the end of 2008. Then, in 2009, as the government programs took effect and the MBS spreads tightened, we began trimming our overweight in MBS and by the end of May 2009, our overweight stood at 4.00%.

THE GOVERNMENT'S PLAYBOOK APPEARS TO BE WORKING.

It's been quite a wild ride in the markets. The broad-based rally in spread products has been supported by signs of stabilization in the economy, a reduction in the risks associated with the potential collapse of the banking system, and the success of governmental policies designed to bolster the fixed-income markets. Credit markets have eased somewhat and the London Interbank Offered Rate (LIBOR) has contracted. The benign results of the bank stress tests, combined with the ease at which banks have met their capital needs, left investors less concerned about the possibility of the larger banks failing. While

----------
(4.) The Barclays Capital U.S. Credit Index is a broad-based index composed of corporate debt issues that meet specific maturity, liquidity and quality requirements. You cannot invest directly in an index.

                      Wells Fargo Advantage Income Funds 37


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

low in absolute terms, consumer confidence rose significantly in May 2009 and posted the largest three-month gain on record. Because sharp gains in consumer confidence have historically occurred at the end of a recession, we believe that this is a positive sign.

On the other hand, markets are running ahead of economic conditions. Factors that contributed to the recession, like excess leverage by banks and households, have not yet been resolved. Even though housing seems to be stabilizing, the housing market has not shown signs of improvement. Distressed sales of foreclosed properties continue to drive sales of existing homes. Also troublesome is the potential impact that higher, longer-term interest rates could have on the broader economic recovery.

It is clear that the Fed will continue its work to maintain orderly markets. The Fed's commitment to averting a disaster is clear, yet the unfortunate sell-off in the U.S. Treasury market at the end of May 2009 was seen by some as a potential harbinger of things to come in the fixed-income market. We will continue to focus on taking advantage of daily dislocations that volatile markets with improving liquidity provide.

                      38 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF MAY 31, 2009)

                                   Including Sales Charge              Excluding Sales Charge          Expense Ratio
                             ----------------------------------  ----------------------------------  ----------------
TOTAL RETURN BOND FUND       6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(6)  Net(7)
----------------------       ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (MBFAX)                 3.68     1.39    3.76     5.34      8.56     6.16     4.72    5.83     0.93%    0.85%
Class B (MBFBX)**               3.16     0.38    3.60     5.45      8.16     5.38     3.94    5.45     1.68%    1.60%
Class C (MBFCX)                 7.10     4.38    3.95     5.15      8.10     5.38     3.95    5.15     1.68%    1.60%
Administrator Class (MNTRX)                                         8.67     6.35     4.94    5.99     0.85%    0.70%
Institutional Class (MBFIX)                                         8.73     6.65     5.22    6.18     0.58%    0.42%
Investor Class (WTRZX)                                              8.48     6.15     4.67    5.72     0.98%    0.90%
Barclays Capital U.S.
   Aggregate Bond Index(1)                                          5.10     5.36     5.01    5.88

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Class A, Class B and Class C shares incepted on October 31, 2001. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable. Institutional Class shares incepted on October 31, 2001. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on April 11, 2005. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses. Administrator Class shares incepted on June 30, 1997.

(6.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      Wells Fargo Advantage Income Funds 39


Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from December 1, 2008 to May 31, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Beginning         Ending         Expenses
                                                                    Account Value   Account Value   Paid During the     Net Annual
WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND                          12-01-2008      05-31-2009        Period(1)      Expense Ratio
-------------------------------------------                         -------------   -------------   ---------------   -------------
WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND - ADMINISTRATOR CLASS
   Actual                                                             $1,000.00       $1,044.20          $3.57            0.70%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,021.44          $3.53            0.70%

WELLS FARGO ADVANTAGE INCOME PLUS FUND
WELLS FARGO ADVANTAGE INCOME PLUS FUND - CLASS A
   Actual                                                             $1,000.00       $1,083.30          $4.67            0.90%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.44          $4.53            0.90%

WELLS FARGO ADVANTAGE INCOME PLUS FUND - CLASS B
   Actual                                                             $1,000.00       $1,079.10          $8.55            1.65%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.70          $8.30            1.65%

WELLS FARGO ADVANTAGE INCOME PLUS FUND - CLASS C
   Actual                                                             $1,000.00       $1,079.40          $8.55            1.65%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.70          $8.30            1.65%

HYPOTHETICAL (5% RETURN BEFORE EXPENSES) - INSTITUTIONAL CLASS
   Actual                                                             $1,000.00       $1,084.80          $3.17            0.61%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,021.89          $3.07            0.61%

HYPOTHETICAL (5% RETURN BEFORE EXPENSES) - INVESTOR CLASS
   Actual                                                             $1,000.00       $1,083.00          $4.88            0.94%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.24          $4.73            0.94%

                      40 Wells Fargo Advantage Income Funds


                                                       Fund Expenses (Unaudited)

                                                                      Beginning        Ending          Expenses
                                                                    Account Value   Account Value   Paid During the     Net Annual
WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND                   12-01-2008     05-31-2009        Period(1)      Expense Ratio
---------------------------------------------------                 -------------   -------------   ---------------   --------------
WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND - CLASS A
   Actual                                                             $1,000.00       $1,094.00          $4.44            0.85%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.69          $4.28            0.85%

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND - CLASS B
   Actual                                                             $1,000.00       $1,090.50          $8.34            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $8.05            1.60%

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND - CLASS C
   Actual                                                             $1,000.00       $1,090.40          $8.34            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $8.05            1.60%

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND - ADMINISTRATOR CLASS
   Actual                                                             $1,000.00       $1,095.90          $3.14            0.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,021.94          $3.02            0.60%

WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND
WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND - CLASS A
   Actual                                                             $1,000.00       $1,061.60          $4.37            0.85%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.69          $4.28            0.85%

WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND - CLASS B
   Actual                                                             $1,000.00       $1,057.60          $8.21            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $8.05            1.60%

WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND - CLASS C
   Actual                                                             $1,000.00       $1,057.50          $8.21            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $8.05            1.60%

WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND - ADMINISTRATOR CLASS
   Actual                                                             $1,000.00       $1,062.80          $3.09            0.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,021.94          $3.02            0.60%

WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND - INSTITUTIONAL CLASS
   Actual                                                             $1,000.00       $1,063.80          $2.16            0.42%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,022.84          $2.12            0.42%

WELLS FARGO ADVANTAGE STABLE INCOME FUND
WELLS FARGO ADVANTAGE STABLE INCOME FUND - CLASS A
   Actual                                                             $1,000.00       $1,023.00          $4.29            0.85%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.69          $4.28            0.85%

WELLS FARGO ADVANTAGE STABLE INCOME FUND - CLASS B
   Actual                                                             $1,000.00       $1,019.10          $8.05            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $8.05            1.60%

WELLS FARGO ADVANTAGE STABLE INCOME FUND - CLASS C
   Actual                                                             $1,000.00       $1,019.30          $8.06            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $8.05            1.60%

WELLS FARGO ADVANTAGE STABLE INCOME FUND - ADMINISTRATOR CLASS
   Actual                                                             $1,000.00       $1,024.00          $3.28            0.65%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,021.69          $3.28            0.65%

                      Wells Fargo Advantage Income Funds 41


Fund Expenses (Unaudited)

                                                                      Beginning        Ending           Expenses
                                                                    Account Value   Account Value   Paid During the     Net Annual
WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND                           12-01-2008     05-31-2009        Period(1)      Expense Ratio
-------------------------------------------                         -------------   -------------   ---------------   --------------
WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND - CLASS A
   Actual                                                             $1,000.00       $1,269.20          $ 6.22            1.10%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,019.45          $ 5.54            1.10%

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND - CLASS B
   Actual                                                             $1,000.00       $1,264.60          $10.45            1.85%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,015.71          $ 9.30            1.85%

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND - CLASS C
   Actual                                                             $1,000.00       $1,265.20          $10.45            1.85%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,015.71          $ 9.30            1.85%

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND - CLASS A
   Actual                                                             $1,000.00       $1,085.60          $ 4.42            0.85%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.69          $ 4.28            0.85%

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND - CLASS B
   Actual                                                             $1,000.00       $1,081.60          $ 8.30            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $ 8.05            1.60%

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND - CLASS C
   Actual                                                             $1,000.00       $1,081.00          $ 8.30            1.60%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,016.95          $ 8.05            1.60%

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND - ADMINISTRATOR CLASS
   Actual                                                             $1,000.00       $1,086.70          $ 3.64            0.70%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,021.44          $ 3.53            0.70%

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND - INSTITUTIONAL CLASS
   Actual                                                             $1,000.00       $1,087.30          $ 2.19            0.42%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,022.84          $ 2.12            0.42%

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND - INVESTOR CLASS
   Actual                                                             $1,000.00       $1,084.80          $ 4.68            0.90%
   Hypothetical (5% Return before expenses)                           $1,000.00       $1,020.44          $ 4.53            0.90%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                      42 Wells Fargo Advantage Income Funds


                              Portfolio of Investments--May 31, 2009 (Unaudited)

DIVERSIFIED BOND FUND

 FACE/SHARE
   AMOUNT     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.10%
         N/A  WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                               $    4,134,423
         N/A  WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                       28,867,651
         N/A  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                           8,243,345
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $44,044,722)                                                     41,245,419
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $44,044,722)*                                                            100.10%                               $   41,245,419
OTHER ASSETS AND LIABILITIES, NET                                               (0.10)                                      (40,544)
                                                                               ------                                --------------
TOTAL NET ASSETS                                                               100.00%                               $   41,204,875
                                                                               ------                                --------------

----------
* Cost for federal income tax purposes is $44,385,488 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  7,861,364
Gross unrealized depreciation                 (11,001,433)
                                             ------------
Net unrealized appreciation (depreciation)   $ (3,140,069)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 43


Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
AGENCY NOTES - INTEREST BEARING: 4.87%
$  7,000,000  FNMA<<                                                                        2.50%       05/15/2014   $    6,908,398
  10,660,000  FNMA<<                                                                        4.75        11/19/2012       11,643,214
TOTAL AGENCY NOTES - INTEREST BEARING (COST $17,938,697)                                                                 18,551,612
                                                                                                                     --------------
AGENCY SECURITIES: 38.82%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.89%
   9,190,000  FHLMC%%                                                                       6.00        06/01/2038        9,612,170
          18  FHLMC #170027                                                                14.75        03/01/2010               19
       1,540  FHLMC #170065                                                                14.00        09/01/2012            1,752
     316,888  FHLMC #1J1263+/-                                                              5.78        01/01/2036          328,363
     134,111  FHLMC #A77459                                                                 7.50        05/01/2038          143,765
       1,538  FHLMC #C00922                                                                 8.00        02/01/2030            1,699
   8,255,603  FHLMC #H09174<<                                                               5.50        03/01/2038        8,514,364
                                                                                                                         18,602,132
                                                                                                                     --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 32.73%
   1,740,000  FNMA%%                                                                        4.00        06/01/2039        1,713,900
  20,800,000  FNMA%%                                                                        5.50        06/01/2039       21,502,000
  30,670,000  FNMA%%                                                                        5.00        06/01/2036       31,398,413
  15,360,000  FNMA%%                                                                        5.50        06/01/2021       16,027,208
  11,475,000  FNMA%%                                                                        6.00        06/01/2036       12,012,891
     549,947  FNMA #256986                                                                  7.00        11/01/2037          593,261
   1,278,732  FNMA #257307<<                                                                6.00        08/01/2038        1,340,265
   1,388,057  FNMA #725715                                                                  5.50        08/01/2034        1,440,399
   1,131,006  FNMA #735230                                                                  5.50        02/01/2035        1,173,655
     198,668  FNMA #831621                                                                  7.00        07/01/2036          215,476
     729,585  FNMA #863727+/-                                                               5.34        01/01/2036          750,256
     363,402  FNMA #886087                                                                  6.50        07/01/2036          387,693
     418,134  FNMA #886686+/-                                                               6.16        08/01/2036          438,726
     410,683  FNMA #888022<<                                                                5.00        02/01/2036          421,467
     845,725  FNMA #888538<<                                                                5.50        01/01/2037          876,823
   1,036,613  FNMA #889398                                                                  6.00        11/01/2037        1,086,554
     255,558  FNMA #892283+/-                                                               5.85        09/01/2036          266,736
     212,947  FNMA #895998                                                                  6.50        07/01/2036          227,181
     154,239  FNMA #902200                                                                  6.50        11/01/2036          164,549
     575,535  FNMA #918447                                                                  5.50        05/01/2022          601,287
   3,663,315  FNMA #934370                                                                  5.50        08/01/2038        3,791,515
  10,805,850  FNMA #941312                                                                  6.50        07/01/2037       11,527,545
     124,458  FNMA #976190                                                                  7.50        05/01/2038          134,853
   7,353,963  FNMA #987853                                                                  5.50        08/01/2038        7,611,321
   8,392,305  FNMA #995591                                                                  7.00        03/01/2039        8,917,542
                                                                                                                        124,621,516
                                                                                                                     --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.20%
       1,008  GNMA #45265                                                                  15.00        08/15/2011            1,129
       2,555  GNMA #516121                                                                  7.50        12/15/2029            2,798
         632  GNMA #53809                                                                  15.00        02/15/2012              732
         785  GNMA #54340                                                                  15.00        05/15/2012              909
   3,075,628  GNMA SERIES 2004-20 CLASS A                                                   2.91        08/16/2020        3,086,249
   1,462,769  GNMA SERIES 2005-90 CLASS A                                                   3.76        09/16/2028        1,489,959
                                                                                                                          4,581,776
                                                                                                                     --------------

                      44 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
SMALL BUSINESS ADMINISTRATION: 0.00%
$      4,284  SBA #40013(c)++(i)                                                            7.41%       09/30/2017   $          107
                                                                                                                     --------------
TOTAL AGENCY SECURITIES (COST $146,606,105)                                                                             147,805,531
                                                                                                                     --------------
ASSET BACKED SECURITIES: 5.60%
     200,000  AMERICAN EXPRESS ISSUANCE TRUST SERIES 2007-1 CLASS A+/-                      0.54        09/15/2011          198,064
   1,285,000  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-               1.04        12/15/2011        1,267,302
     430,000  CHASE ISSUANCE TRUST SERIES 2005-A6 CLASS A6+/-                               0.41        07/15/2014          414,561
   3,410,000  CHASE ISSUANCE TRUST SERIES 2009-A3 CLASS A3                                  2.40        06/17/2013        3,387,088
   4,000,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A3 CLASS A3+/-                1.17        07/25/2011        3,997,412
     285,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-C1 CLASS C1                   5.50        03/24/2017          201,220
   1,385,000  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-S1 CLASS A3                 4.62        02/25/2035          888,438
   3,460,988  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-                   0.63        02/15/2034        1,383,033
     498,544  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-I CLASS 2A+/-                  0.57        02/15/2036          186,950
     205,100  DAIMLER AUTO TRUST SERIES 2008-B CLASS A2A                                    3.81        07/08/2011          207,205
   2,345,000  DISCOVER CARD MASTER TRUST SERIES 2008-A4 CLASS A4                            5.65        12/15/2015        2,390,740
   1,025,000  FIRST NATIONAL MASTER NOTE TRUST SERIES 2007-2 CLASS A+/-                     1.09        11/15/2012        1,019,224
     626,825  MSCC HELOC TRUST SERIES 2007-1 CLASS A+/-                                     0.41        12/25/2031          173,589
   2,240,409  USAA AUTO OWNER TRUST SERIES 2005-3 CLASS A4                                  4.63        05/15/2012        2,278,491
   3,251,678  USAA AUTO OWNER TRUST SERIES 2007-2 CLASS A3                                  4.90        02/15/2012        3,314,081
TOTAL ASSET BACKED SECURITIES (COST $22,773,971)                                                                         21,307,398
                                                                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.60%
   3,930,785  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-4
                 CLASS XP+/-(c)                                                             0.61        07/10/2042           55,466
   1,070,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2008-1
                 CLASS AM+/-                                                                6.40        02/10/2049          526,685
     254,114  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2005-H CLASS 2A3+/-                4.80        09/25/2035          222,259
     744,975  CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-                5.24        12/25/2035          685,699
   1,485,000  CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2008 - C7+/-                       6.30        12/10/2049          737,010
     500,000  CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2006-NCB1
                 CLASS 2A2+/-                                                               0.46        05/15/2036          124,595
   2,050,000  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2004-LB4A
                 CLASS A4                                                                   4.58        10/15/2037        1,789,256
     109,194  COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH
              TRUST SERIES 2006-HYB1 CLASS 2A2A+/-                                          5.52        03/20/2036           87,042
     688,577  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
              CORPORATION SERIES 1998-C2 CLASS AX+/-(c)                                     0.37        11/15/2030            8,024
     355,000  CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATES SERIES 2006-C3
                 CLASS A3+/-                                                                6.02        06/15/2038          278,401
   4,057,702  FHLMC SERIES T-42 CLASS A5                                                    7.50        02/25/2042        4,407,679
     128,059  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-             5.42        07/25/2043          123,681
      74,655  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-             5.37        10/25/2043           71,878
     383,436  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 1999-C4
                 CLASS A2                                                                   7.39        12/15/2031          386,731
     807,000  FNMA GRANTOR TRUST SERIES 2001-T11 CLASS B                                    5.50        09/25/2011          858,842
     181,834  FNMA SERIES 2003-W14 CLASS 2A+/-                                              5.41        01/25/2043          186,188
     238,374  FNMA SERIES 2005-W4 CLASS 3A+/-                                               5.29        06/25/2035          249,515
     354,552  FNMA WHOLE LOAN SERIES 2003-W8 CLASS 4A+/-                                    5.36        11/25/2042          362,500
   4,212,614  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                                     7.00        05/25/2044        4,602,939
   4,217,554  FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                                     7.00        08/25/2044        4,558,912
     217,098  GNMA SERIES 2005-59 CLASS A                                                   4.39        05/16/2023          221,019
     859,256  GNMA SERIES 2006-3 CLASS A                                                    4.21        01/16/2028          878,211
   2,061,555  GNMA SERIES 2007-12 CLASS A                                                   3.96        06/16/2031        2,108,470
     485,000  GNMA SERIES 2007-12 CLASS C+/-                                                5.28        04/16/2041          486,661
   4,204,996  GNMA SERIES 2007-69 CLASS TA+/-                                               4.83        06/16/2031        4,342,369
  21,023,298  GNMA SERIES 2008-22 CLASS XM+/-(c)                                            2.45        02/16/2049        1,050,160
   2,455,877  GNMA SERIES 2008-39 CLASS A                                                   4.50        02/16/2023        2,513,027
     419,326  GNMA SERIES 2008-45 CLASS A                                                   3.58        11/16/2027          424,799
   4,365,000  GNMA SERIES 2008-86 CLASS D                                                   5.46        06/16/2040        4,511,286
     332,617  JPMORGAN ALTERNATIVE LOAN TRUST SERIES 2005-S1 CLASS 3A1                      5.50        10/25/2020          223,944

                      Wells Fargo Advantage Income Funds 45


Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    530,195  JPMORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1 CLASS 1A1+/-++        4.94%       09/28/2044   $      229,845
   3,830,000  LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3         4.83        11/15/2027        3,735,489
   2,020,000  LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C1 CLASS A4         5.16        02/15/2031        1,690,495
   3,060,000  LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES 2008-C1+/-               6.31        04/15/2041        2,552,514
   2,256,621  MACH ONE TRUST COMMERCIAL MORTGAGE BACKED SERIES 2004-1                       6.31        04/15/2041        2,552,514
                 CLASS X+/-(c)++(i)                                                         1.28        05/28/2040           39,559
   1,755,163  MORGAN STANLEY CAPITAL I SERIES 2004-RR2 CLASS X+/-(c)++                      1.00        10/28/2033           24,888
   1,965,000  MORGAN STANLEY CAPITAL I SERIES 2004-T15 CLASS A4+/-                          5.27        06/13/2041        1,772,920
       6,799  SACO I TRUST SERIES 2005-2 CLASS A+/-++(i)                                    0.51        04/25/2035            2,559
     206,576  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2000-C2 CLASS A2              7.46        07/18/2033          208,632
   4,785,000  TIAA REAL ESTATE CDO LIMITED SERIES 2007-C4 CLASS A3+/-                       6.09        08/15/2039        4,417,115
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $52,379,567)                                                             51,757,264
                                                                                                                     --------------
CORPORATE BONDS & NOTES: 21.95%
APPAREL & ACCESSORY STORES: 0.13%
     500,000  WARNACO INCORPORATED                                                          8.88        06/15/2013          505,000
                                                                                                                     --------------
BREWERY: 0.42%
   1,520,000  ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED<<++                               8.00        11/15/2039        1,586,058
                                                                                                                     --------------
BUSINESS SERVICES: 0.36%
      97,084  COSO GEOTHERMAL POWER HOLDINGS++                                              7.00        07/15/2026           74,551
     100,000  DELUXE CORPORATION                                                            7.38        06/01/2015           79,000
     945,000  EQUIFAX INCORPORATED                                                          6.30        07/01/2017          809,061
     500,000  LAMAR MEDIA CORPORATION SERIES C<<                                            6.63        08/15/2015          405,000
                                                                                                                          1,367,612
                                                                                                                     --------------
CASINO & GAMING: 0.02%
     100,000  TURNING STONE CASINO RESORT ENTERPRISE++                                      9.13        12/15/2010           92,000
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 0.20%
     750,000  NALCO COMPANY                                                                 7.75        11/15/2011          757,500
                                                                                                                     --------------
COAL MINING: 0.42%
     500,000  ARCH WESTERN FINANCE LLC                                                      6.75        07/01/2013          455,000
     700,000  FOUNDATION PA COAL COMPANY<<                                                  7.25        08/01/2014          686,000
     500,000  PEABODY ENERGY CORPORATION                                                    5.88        04/15/2016          438,750
                                                                                                                          1,579,750
                                                                                                                     --------------
COMMUNICATIONS: 4.53%
     935,000  ALLTEL CORPORATION                                                            7.00        07/01/2012          997,149
   1,000,000  AMERICAN TOWER CORPORATION                                                    7.00        10/15/2017          965,000
   1,445,000  AT&T INCORPORATED                                                             5.80        02/15/2019        1,482,902
   1,125,000  AT&T INCORPORATED<<                                                           6.55        02/15/2039        1,098,698
     100,000  CITIZENS COMMUNICATIONS COMPANY                                               6.25        01/15/2013           93,625
   1,635,000  COX COMMUNICATIONS INCORPORATED<<++                                           8.38        03/01/2039        1,717,260
   1,000,000  CSC HOLDINGS INCORPORATED++                                                   8.50        06/15/2015          985,000
     900,000  DIRECTV HOLDINGS LLC                                                          6.38        06/15/2015          819,000
     100,000  DIRECTV HOLDINGS LLC                                                          7.63        05/15/2016           96,750
     750,000  ECHOSTAR DBS CORPORATION                                                      7.75        05/31/2015          708,750
   1,350,000  EMBARQ CORPORATION                                                            7.08        06/01/2016        1,323,000
     650,000  FRONTIER COMMUNICATIONS CORPORATION                                           8.25        05/01/2014          635,375
     700,000  L-3 COMMUNICATIONS CORPORATION                                                6.38        10/15/2015          637,000
   1,080,000  NEWS AMERICA HOLDINGS INCORPORATED                                            8.25        08/10/2018        1,095,872
   1,000,000  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                               7.50        02/15/2014          920,000
     800,000  SPRINT NEXTEL CORPORATION                                                     6.00        12/01/2016          650,000

                      46 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COMMUNICATIONS (continued)
$    975,000  TIME WARNER CABLE INCORPORATED                                                5.40%       07/02/2012   $      993,535
   1,050,000  VALOR TELECOMMUNICATIONS ENTERPRISES                                          7.75        02/15/2015        1,034,250
     920,000  WINDSTREAM CORPORATION                                                        8.13        08/01/2013          905,050
      80,000  WINDSTREAM CORPORATION                                                        8.63        08/01/2016           78,600
                                                                                                                         17,236,816
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 0.94%
   1,715,000  BANK OF AMERICA CORPORATION                                                   5.65        05/01/2018        1,534,728
   1,000,000  JPMORGAN CHASE & COMPANY SERIES 1+/-                                          7.90        04/29/2049          835,030
   1,415,000  PNC FINANCIAL SERVICES GROUP INCORPORATED+/-                                  8.25        05/29/2049        1,205,918
                                                                                                                          3,575,676
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.52%
     750,000  ARAMARK CORPORATION<<                                                         8.50        02/01/2015          715,313
   1,425,000  YUM! BRANDS INCORPORATED                                                      6.88        11/15/2037        1,267,721
                                                                                                                          1,983,034
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 2.63%
   2,285,000  BROWNING-FERRIS INDUSTRIES INCORPORATED                                       7.40        09/15/2035        2,108,838
     750,000  EDISON MISSION ENERGY                                                         7.75        06/15/2016          581,250
   2,257,374  FPL ENERGY CAITHNESS FUNDING++                                                7.65        12/31/2018        2,202,948
     750,000  INERGY LP/INERGY FINANCE CORPORATION                                          6.88        12/15/2014          686,250
     100,000  IPALCO ENTERPRISES INCORPORATED++                                             7.25        04/01/2016           96,000
     900,000  IPALCO ENTERPRISES INCORPORATED                                               8.63        11/14/2011          904,500
     920,000  ITC MIDWEST LLC++                                                             6.15        01/31/2038          771,366
     750,000  MIRANT NORTH AMERICA LLC                                                      7.38        12/31/2013          718,125
     750,000  NRG ENERGY INCORPORATED                                                       7.38        02/01/2016          705,938
     808,918  SALTON SEA FUNDING CORPORATION SERIES C                                       7.84        05/30/2010          791,462
     500,000  SIERRA PACIFIC RESOURCES                                                      6.75        08/15/2017          440,734
                                                                                                                         10,007,411
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.12%
     500,000  HEXCEL CORPORATION<<                                                          6.75        02/01/2015          452,500
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.20%
     750,000  US ONCOLOGY INCORPORATED                                                      9.00        08/15/2012          750,000
                                                                                                                     --------------
EXECUTIVE, LEGISLATIVE & GEN GOVERNMENT, EXCEPT FINANCE: 0.24%
     970,000  SENECA NATION INDIANS CAPITAL IMPROVEMENTS AUTHORITY SERIES 07 B++(i)         6.75        12/01/2013          911,616
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 1.45%
     750,000  CONSTELLATION BRANDS INCORPORATED                                             7.25        09/01/2016          699,375
   1,000,000  DR PEPPER SNAPPLE GROUP INCORPORATED                                          6.82        05/01/2018        1,006,542
   1,085,000  HJ HEINZ COMPANY++                                                           15.59        12/01/2011        1,380,131
     890,000  KRAFT FOODS INCORPORATED                                                      6.50        08/11/2017          928,883
   1,490,000  MILLER BREWING CORPORATION++                                                  5.50        08/15/2013        1,484,356
                                                                                                                          5,499,287
                                                                                                                     --------------
FOOD STORES: 0.29%
   1,000,000  KROGER COMPANY                                                                6.75        04/15/2012        1,085,078
                                                                                                                     --------------
HEALTH SERVICES: 0.72%
     975,000  COVENTRY HEALTH CARE INCORPORATED                                             6.30        08/15/2014          821,807
   1,000,000  DAVITA INCORPORATED                                                           7.25        03/15/2015          940,000
   1,000,000  HCA INCORPORATED++                                                            8.50        04/15/2019          977,500
                                                                                                                          2,739,307
                                                                                                                     --------------

                      Wells Fargo Advantage Income Funds 47


Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.35%
$    750,000  SPX CORPORATION                                                               7.63%       12/15/2014   $      727,500
     670,000  TEREX CORPORATION<<                                                           7.38        01/15/2014          614,725
                                                                                                                          1,342,225
                                                                                                                     --------------
INSURANCE CARRIERS: 0.22%
   1,215,000  WR BERKLEY CORPORATION                                                        6.25        02/15/2037          822,485
                                                                                                                     --------------
JUSTICE, PUBLIC ORDER & SAFETY: 0.25%
   1,000,000  CORRECTIONS CORPORATION OF AMERICA                                            6.25        03/15/2013          947,500
                                                                                                                     --------------
LEGAL SERVICES: 0.19%
     750,000  FTI CONSULTING INCORPORATED                                                   7.75        10/01/2016          736,875
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 0.25%
     935,000  XEROX CORPORATION                                                             6.88        08/15/2011          958,609
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 0.40%
   1,862,834  CVS LEASE PASS-THROUGH SERIES T++                                             6.04        12/10/2028        1,534,267
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.90%
   1,000,000  AGUA CALIENTE BAND OF CAHUILLA INDIANS++                                      6.44        10/01/2016          928,690
   1,175,000  GENERAL ELECTRIC CAPITAL CORPORATION<<                                        5.88        01/14/2038          951,269
   1,700,000  GENERAL ELECTRIC CAPITAL CORPORATION<<                                        6.88        01/10/2039        1,562,909
                                                                                                                          3,442,868
                                                                                                                     --------------
OIL & GAS EXTRACTION: 1.33%
   1,000,000  CHESAPEAKE ENERGY CORPORATION<<                                               6.38        06/15/2015          857,500
   1,000,000  PRIDE INTERNATIONAL INCORPORATED                                              7.38        07/15/2014          996,250
     750,000  RANGE RESOURCES CORPORATION                                                   7.50        05/15/2016          720,000
   1,000,000  SOUTHWESTERN ENERGY COMPANY++                                                 7.50        02/01/2018          952,500
   1,455,000  XTO ENERGY INCORPORATED                                                       7.50        04/15/2012        1,526,052
                                                                                                                          5,052,302
                                                                                                                     --------------
OTHER REVENUE: 0.45%
   1,570,000  TRANSCANADA PIPELINES LIMITED<<                                               7.63        01/15/2039        1,724,990
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 0.39%
      85,000  APPLETON PAPERS INCORPORATED SERIES B                                         9.75        06/15/2014           28,900
     750,000  GEORGIA-PACIFIC LLC<<++                                                       7.00        01/15/2015          708,750
     750,000  ROCK-TENN COMPANY++                                                           9.25        03/15/2016          761,250
                                                                                                                          1,498,900
                                                                                                                     --------------
PERSONAL SERVICES: 0.24%
   1,000,000  SERVICE CORPORATION INTERNATIONAL SERIES WI                                   7.00        06/15/2017          912,500
                                                                                                                     --------------
PIPELINES: 0.54%
   1,170,000  ENTERPRISE PRODUCTS OPERATIONS SERIES B                                       5.60        10/15/2014        1,149,994
     910,000  TEXAS EASTERN TRANSMISSION LP                                                 7.00        07/15/2032          896,593
                                                                                                                          2,046,587
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.28%
     500,000  BELDEN CDT INCORPORATED                                                       7.00        03/15/2017          443,125
     750,000  STEEL DYNAMICS INCORPORATED<<++                                               8.25        04/15/2016          639,375
                                                                                                                          1,082,500
                                                                                                                     --------------

                     48 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.02%
$    100,000  VENTAS REALTY LP                                                              6.75%       04/01/2017   $      92,250
                                                                                                                     --------------
RETAIL DEPARTMENT STORES: 0.26%
   1,000,000  JCPENNEY INCORPORATED                                                         7.65        08/15/2016         979,268
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.74%
   1,355,000  BEAR STEARNS COMPANIES INCORPORATED                                           7.25        02/01/2018       1,396,921
   1,345,000  BLACKROCK INCORPORATED                                                        6.25        09/15/2017       1,316,510
   2,410,000  LAZARD GROUP LLC                                                              7.13        05/15/2015       2,102,879
   1,965,000  MERRILL LYNCH & COMPANY INCORPORATED SERIES MTN                               6.88        04/25/2018       1,823,636
                                                                                                                         6,639,946
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.42%
     750,000  CROWN CORK & SEAL COMPANY INCORPORATED                                        8.00        04/15/2023         660,000
   1,000,000  OWENS-ILLINOIS INCORPORATED<<                                                 7.80        05/15/2018         945,000
                                                                                                                         1,605,000
                                                                                                                     --------------
UTILITIES REVENUE: 0.53%
   1,740,000  ENERGY TRANSFER PARTNERS LP                                                   9.70        03/15/2019       2,023,491
                                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $86,956,792)                                                                        83,571,208
                                                                                                                     --------------
FOREIGN CORPORATE BONDS: 4.16%
   1,345,000  ARCELORMITTAL                                                                 6.13        06/01/2018       1,142,631
   1,535,000  BRITISH SKY BROADCASTING GROUP PLC++                                          9.50        11/15/2018       1,760,627
   1,580,000  COMMONWEALTH BANK OF AUSTRALIA<<+/-++                                         6.02        03/29/2049       1,011,200
     750,000  FMC FINANCE III SA                                                            6.88        07/15/2017         716,250
     380,000  GLOBO COMUNICACOES E PARTICIPACOES SA++                                       7.25        04/26/2022         352,260
   1,250,000  INTELSAT JACKSON HOLDINGS LIMITED<<++                                         9.50        06/15/2016       1,243,750
   1,000,000  NATIONAL AUSTRALIA BANK LIMITED SERIES A                                      8.60        05/19/2010       1,068,050
   1,800,000  ROGERS WIRELESS INCORPORATED                                                  6.38        03/01/2014       1,870,272
     700,000  ROGERS WIRELESS INCORPORATED                                                  8.00        12/15/2012         719,250
     750,000  SHAW COMMUNICATIONS INCORPORATED                                              7.20        12/15/2011         765,000
   1,000,000  TELECOM ITALIA CAPITAL SA                                                     7.00        06/04/2018         976,087
     750,000  UBS LUXEMBOURG SA FOR OJSC VIMPEL COMMUNICATIONS++                            8.00        02/11/2010         747,188
   1,395,000  VIVENDI++                                                                     5.75        04/04/2013       1,358,547
   2,750,000  WESTERN POWER DISTRIBUTION HOLDINGS LIMITED++                                 7.38        12/15/2028       2,091,315
TOTAL FOREIGN CORPORATE BONDS (COST $16,831,304)                                                                        15,822,427
                                                                                                                     --------------
FOREIGN GOVERNMENT BONDS@: 0.32%
   1,150,000  RIO TINTO FINANCE USA LIMITED                                                 9.00        05/01/2019       1,233,479
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,122,535)                                                                         1,233,479
                                                                                                                     --------------
MUNICIPAL BONDS & NOTES: 0.74%
NEW JERSEY: 0.39%
   1,345,000  NEW JERSEY STATE TURNPIKE AUTHORITY BUILD
              AMERICA BONDS - TAXABLE SERIES F (OTHER REVENUE)                              7.41        01/01/2040       1,488,000
                                                                                                                     --------------
OREGON: 0.35%
   1,470,000  COW CREEK BAND UMQUA TRIBE OF INDIANS OREGON SERIES A (OTHER
                 REVENUE)(i)                                                                6.88        10/01/2011       1,318,855
                                                                                                                     --------------
TOTAL MUNICIPAL BONDS & NOTES (COST $2,815,000)                                                                          2,806,855
                                                                                                                     --------------

                     Wells Fargo Advantage Income Funds 49


Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
US TREASURY SECURITIES: 23.05%
US TREASURY BONDS: 3.51%
$  6,755,000  US TREASURY BOND<<                                                            3.50%       02/15/2039   $    5,820,919
   5,795,000  US TREASURY BOND<<                                                            7.13        02/15/2023        7,547,988
                                                                                                                         13,368,907
                                                                                                                     --------------
US TREASURY NOTES: 19.54%
   3,400,000  US TREASURY NOTE<<                                                            0.88        03/31/2011        3,403,189
  14,150,000  US TREASURY NOTE<<                                                            0.88        04/30/2011       14,147,736
  20,410,000  US TREASURY NOTE<<                                                            1.13        12/15/2011       20,386,079
   8,350,000  US TREASURY NOTE<<                                                            1.38        02/15/2012        8,383,918
   2,000,000  US TREASURY NOTE<<                                                            1.75        03/31/2014        1,950,624
   1,840,000  US TREASURY NOTE<<                                                            1.88        02/28/2014        1,807,230
   8,000,000  US TREASURY NOTE<<                                                            2.75        10/31/2013        8,220,000
  10,205,000  US TREASURY NOTE<<                                                            3.13        05/15/2019        9,913,239
   6,050,000  US TREASURY NOTE<<                                                            3.75        11/15/2018        6,183,275
                                                                                                                         74,395,290
                                                                                                                     --------------
TOTAL US TREASURY SECURITIES (COST $88,390,573)                                                                          87,764,197
                                                                                                                     --------------

   SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 33.38%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 6.14%
   5,847,298  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            5,847,298
   5,847,298  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                5,847,298
   5,847,298  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                  5,847,298
   5,847,298  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       5,847,298
                                                                                                                         23,389,192
                                                                                                                     --------------

 PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 27.24%
$    421,427  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47        06/02/2009          421,410
     210,713  AMSTERDAM FUNDING CORPORATION++(p)                                            0.35        06/01/2009          210,709
   1,685,708  ANTALIS US FUNDING CORPORATION++(p)                                           0.35        06/10/2009        1,685,527
   5,496,250  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $5,496,337)                     0.19        06/01/2009        5,496,250
     526,784  BANK OF IRELAND                                                               0.40        06/02/2009          526,784
     526,784  BARTON CAPITAL CORPORATION++(p)                                               0.25        06/12/2009          526,736
   1,580,351  BARTON CAPITAL CORPORATION++(p)                                               0.30        06/03/2009        1,580,298
     526,784  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009          526,781
   1,580,351  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009        1,581,469
   1,000,889  BRYANT BANK FUNDING LLC++(p)                                                  0.26        06/26/2009        1,000,694
   1,316,959  BRYANT BANK FUNDING LLC++(p)                                                  0.27        06/22/2009        1,316,732
      57,946  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027           57,946
     168,571  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   0.75        06/01/2028          168,571
   2,107,135  CALYON (NEW YORK)                                                             0.25        06/22/2009        2,107,135
   2,107,135  CANCARA ASSET SECURITIZATION LIMITED++(p)                                     0.40        06/15/2009        2,106,760
   1,264,281  CBA (DELAWARE) FINANCE INCORPORATED                                           0.26        06/29/2009        1,264,007
     810,373  CHEYNE FINANCE LLC+/-++####(a)(i)                                             0.00        02/25/2008           13,371
     139,729  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.10        10/01/2038          139,729
     263,392  COOK COUNTY IL+/-                                                             0.90        11/01/2030          263,392
   1,264,281  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009        1,264,281
     895,532  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.00        12/15/2037          895,532

                     50 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    626,873  DEUTSCHE BANK (NEW YORK)                                                      0.62%       06/25/2009   $      627,017
   5,496,250  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $5,496,332)                     0.18        06/01/2009        5,496,250
   1,896,421  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009        1,896,421
   1,220,821  DNB NOR BANK ASA                                                              0.78        06/29/2009        1,221,309
   1,264,281  E.ON AG++                                                                     0.35        06/11/2009        1,264,133
     737,497  E.ON AG++                                                                     0.41        06/02/2009          737,472
     790,175  EBBETS FUNDING LLC++(p)                                                       0.50        06/02/2009          790,143
     368,749  EBBETS FUNDING LLC++(p)                                                       0.50        06/03/2009          368,728
     210,713  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/02/2009          210,705
     474,105  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/03/2009          474,079
   2,107,135  FAIRWAY FINANCE CORPORATION++(p)                                              0.25        06/22/2009        2,106,798
   2,001,778  FORTIS FUNDING LLC++                                                          0.23        06/01/2009        2,001,752
     632,140  GDF SUEZ++                                                                    0.28        06/18/2009          632,047
   1,580,351  GDF SUEZ++                                                                    0.30        06/19/2009        1,580,088
     790,175  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.28        06/17/2009          790,065
     597,531  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $597,539)                       0.17        06/01/2009          597,531
     158,035  GRAMPIAN FUNDING++(p)                                                         0.39        06/04/2009          158,027
   1,654,241  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          521,417
      86,919  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         2.10        11/01/2042           86,919
     426,695  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.55        05/15/2034          426,695
     150,660  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.35        07/01/2029          150,660
     105,357  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            0.75        01/01/2018          105,357
   1,053,567  INTESA FUNDING LLC                                                            0.25        06/01/2009        1,053,553
     579,462  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009          579,435
     368,749  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009          368,724
     526,784  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009          526,731
   1,158,924  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25        06/02/2009        1,158,900
     158,035  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        0.65        04/15/2025          158,035
   1,211,602  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009        1,211,602
   1,158,924  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009        1,158,906
   1,507,865  KITTY HAWK FUNDING CORPORATION++(p)                                           0.26        06/25/2009        1,507,582
     152,557  KITTY HAWK FUNDING CORPORATION++(p)                                           0.27        06/04/2009          152,551
   2,054,456  LIBERTY STREET FUNDING CORPORATION++(p)                                       0.26        06/22/2009        2,054,115
     758,568  LMA AMERICAS LLC++(p)                                                         0.29        06/23/2009          758,422
   1,316,959  MASSACHUSETTS HEFA+/-ss                                                       0.30        10/01/2034        1,316,959
   1,000,889  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/16/2009        1,000,747
   1,053,567  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/26/2009        1,053,330
     210,713  MISSISSIPPI STATE GO+/-ss                                                     2.00        11/01/2028          210,713
   1,685,708  MONT BLANC CAPITAL CORPORATION++(p)                                           0.30        06/19/2009        1,685,427
     158,035  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.26        02/01/2036          158,035
   2,107,135  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009        2,106,823
     895,532  NATIXIS                                                                       0.28        06/04/2009          895,532
     105,357  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.50        01/01/2018          105,357
     705,890  NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                                    0.30        06/17/2009          705,784
     526,784  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/22/2009          526,683
     198,650  NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                                    0.40        06/17/2009          198,610
     263,392  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.44        01/01/2034          263,392
   1,580,351  OLD LINE FUNDING CORPORATION++(p)                                             0.30        06/04/2009        1,580,285
   2,107,135  PRUDENTIAL PLC++                                                              0.37        06/17/2009        2,106,745
   2,317,848  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009        2,317,848
   1,685,708  RANGER FUNDING CORPORATION++(p)                                               0.30        06/16/2009        1,685,469
     289,731  REGENCY MARKETS #1 LLC++(p)                                                   0.30        06/10/2009          289,704
     921,871  REGENCY MARKETS #1 LLC++(p)                                                   0.37        06/10/2009          921,767

                      Wells Fargo Advantage Income Funds 51


Portfolio of Investments--May 31, 2009

INCOME PLUS FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
   COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    738,867  REGENCY MARKETS #1 LLC++(p)                                                   0.38%       06/15/2009   $      738,742
     553,123  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009          553,184
   1,053,567  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009        1,053,567
     816,515  ROYAL BANK OF SCOTLAND PLC                                                    0.35        06/01/2009          816,499
   1,264,281  SALISBURY RECEIVABLES COMPANY++(p)                                            0.25        06/22/2009        1,264,079
     500,444  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009          500,436
     948,211  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/04/2009          948,151
   1,000,889  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/05/2009        1,000,814
     765,153  SHEFFIELD RECEIVABLES CORPORATION++(p)                                        0.30        06/02/2009          765,134
     790,175  SHEFFIELD RECEIVABLES CORPORATION++(p)                                        0.30        06/05/2009          790,136
   2,212,491  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009        2,212,491
   1,580,351  STARBIRD FUNDING CORPORATION++(p)                                             0.30        06/15/2009        1,580,140
   1,580,351  STRAIGHT A FUNDING LLC++(p)                                                   0.28        06/24/2009        1,580,044
     504,079  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009          504,216
     790,175  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.25        06/03/2009          790,154
   1,316,959  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.30        06/18/2009        1,316,751
   2,108,030  THUNDER BAY FUNDING INCORPORATED++(p)                                         0.30        06/01/2009        2,107,995
   2,107,135  TULIP FUNDING CORPORATION++(p)                                                0.26        06/26/2009        2,106,724
     347,677  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.35        07/01/2032          347,677
   1,000,889  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009        1,000,976
   1,316,959  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009        1,316,944
   2,212,491  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009        2,212,500
     158,035  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.58        12/15/2040          158,035
     474,105  VERSAILLES CP LLC++(p)                                                        0.50        06/03/2009          474,079
     210,713  VERSAILLES CP LLC++(p)                                                        0.55        06/02/2009          210,702
   1,419,899  VICTORIA FINANCE LLC+/-++####(a)(i)                                           0.32        08/07/2008          596,358
   1,413,889  VICTORIA FINANCE LLC+/-++####(a)(i)                                           0.34        05/02/2008          593,833
   2,241,998  VICTORIA FINANCE LLC+/-++####(a)(i)                                           0.66        04/03/2008          941,639
                                                                                                                        103,697,493
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $129,048,829)                                                             127,086,685
                                                                                                                     --------------
   SHARES
------------
SHORT-TERM INVESTMENTS: 10.67%

MUTUAL FUNDS: 10.57%
  40,223,191  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               40,223,191
                                                                                                                     --------------
 PRINCIPAL
------------
US TREASURY BILLS: 0.10%

$    400,000  US TREASURY BILL###                                                           0.20        06/25/2009          399,978
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $40,623,138)                                                                         40,623,169
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $605,486,511)*                                                       157.16%                                $  598,329,825
OTHER ASSETS AND LIABILITIES, NET                                             (57.16)                                  (217,627,069)
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $  380,702,756
                                                                              ------                                 --------------


                      52 Wells Fargo Advantage Income Funds


                              Portfolio of Investments--May 31, 2009 (Unaudited)

INCOME PLUS FUND

----------
<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

@    Foreign bond principal is denominated in local currency.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $40,223,191.

##   Zero coupon bond. Interest rate presented is yield to maturity.

ss These securities are subject to a demand feature which reduces the effective maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

(p)  Asset-backed Commercial Paper.

* Cost for federal income tax purposes is $605,678,640 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation                                      $  6,636,815
Gross Unrealized Depreciation                                       (13,985,630)
                                                                   ------------
Net unrealized appreciation (depreciation)                         $ (7,348,815)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 53


Portfolio of Investments--May 31, 2009 (Unaudited)

INFLATION-PROTECTED BOND FUND

  FACE/SHARE
      AMOUNT  SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.65%
          NA  WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                               $   74,484,202
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $74,607,276)                                                     74,484,202
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $74,607,276)*                                                         99.65%                                $   74,484,202
OTHER ASSETS AND LIABILITIES, NET                                               0.35                                        262,269
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $   74,746,471
                                                                              ------                                 --------------

----------
* Cost for federal income tax purposes is $74,852,271 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                       $ 8,504,909
Gross unrealized depreciation                                        (8,872,978)
                                                                    -----------
Net unrealized appreciation (depreciation)                          $  (368,069)

The accompanying notes are an integral part of these financial statements.

                      54 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT DURATION GOVERNMENT BOND FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
AGENCY SECURITIES: 54.23%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 16.89%
$ 18,101,301  FHLMC #1G2629+/-                                                              5.72%       06/01/2036   $   18,791,800
   7,094,739  FHLMC #1J1541+/-                                                              6.51        01/01/2037        7,442,575
  10,034,643  FHLMC #1J1693+/-                                                              6.11        04/01/2037       10,526,025
   8,211,163  FHLMC #1J2834+/-                                                              6.07        08/01/2037        8,570,587
   2,286,773  FHLMC #2407 CLASS BJ                                                          6.50        01/15/2032        2,466,866
   6,420,460  FHLMC #B14039                                                                 4.00        05/01/2014        6,562,947
   7,266,094  FHLMC #C70467                                                                 6.50        09/01/2032        7,813,398
   5,526,488  FHLMC #G05293                                                                 6.00        12/01/2033        5,827,509
  11,539,537  FHLMC #G13376<<                                                               6.00        03/01/2022       12,242,230
   1,227,910  FHLMC #H82015                                                                 6.50        09/01/2037        1,307,724
   2,867,097  FHLMC #H82026                                                                 6.50        08/01/2037        3,053,459
  18,079,745  FHLMC #PE2489                                                                 6.00        08/15/2032       19,088,255
  10,190,064  FHLMC SERIES 2215 CLASS PH                                                    6.50        02/15/2030       10,946,684
   3,057,000  FHLMC SERIES 2769 CLASS LB                                                    4.00        03/15/2019        2,970,037
   5,768,461  FHLMC SERIES 3418 CLASS DF                                                    6.00        03/15/2032        6,153,009
                                                                                                                        123,763,105
                                                                                                                     --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 37.34%
     340,671  FNMA #190327                                                                  6.00        09/01/2032          360,012
     116,449  FNMA #254447                                                                  6.00        09/01/2032          123,059
   6,121,457  FNMA #254909                                                                  4.00        09/01/2013        6,246,885
   1,033,560  FNMA #255235                                                                  4.00        05/01/2014        1,055,541
   1,460,937  FNMA #255356                                                                  5.50        08/01/2014        1,515,812
   2,195,529  FNMA #257066                                                                  7.50        12/01/2037        2,369,748
     436,434  FNMA #303878                                                                  6.50        05/01/2016          460,536
  24,463,516  FNMA #310017                                                                  7.00        06/01/2035       26,704,166
     167,355  FNMA #323924                                                                  6.00        08/01/2029          177,065
   2,683,042  FNMA #357265                                                                  6.00        09/01/2032        2,835,360
     836,436  FNMA #395458                                                                  6.00        09/01/2026          883,293
     218,833  FNMA #535126                                                                  6.00        12/01/2028          231,803
   3,667,740  FNMA #545998                                                                  6.00        11/01/2032        3,880,545
   1,983,878  FNMA #555436                                                                  6.00        05/01/2033        2,096,504
  14,961,003  FNMA #735013                                                                  6.00        11/01/2029       15,799,131
   1,031,622  FNMA #735655                                                                  6.00        10/01/2030        1,089,414
   2,207,882  FNMA #735837                                                                  6.00        11/01/2032        2,335,985
      95,297  FNMA #776902                                                                  6.00        07/01/2029          100,635
  13,743,122  FNMA #888738                                                                  7.50        10/01/2037       14,833,668
   6,490,782  FNMA #888748+/-                                                               5.52        06/01/2036        6,789,979
  23,903,290  FNMA #889069<<                                                                5.50        01/01/2021       25,119,834
   3,393,711  FNMA #890114                                                                  6.00        05/01/2021        3,597,187
   9,595,087  FNMA #900191+/-                                                               5.92        10/01/2036       10,038,863
   1,896,356  FNMA #940153                                                                  6.50        05/01/2037        2,003,614
  19,774,544  FNMA #942302+/-                                                               5.74        07/01/2037       20,629,336
   3,865,546  FNMA #943811                                                                  6.50        06/01/2037        4,084,181
     997,401  FNMA #950304                                                                  6.50        08/01/2037        1,050,363
   1,430,037  FNMA #959240                                                                  7.50        08/01/2037        1,543,513
     854,914  FNMA #982808                                                                  7.50        04/01/2038          922,754
   5,902,885  FNMA #983511                                                                  6.00        09/01/2033        6,237,997
   3,264,628  FNMA #985625                                                                  6.00        06/01/2033        3,454,044
  15,949,285  FNMA #995426                                                                  5.50        09/01/2021       16,761,014
  18,440,700  FNMA #995427                                                                  5.50        01/01/2021       19,333,127
   9,247,592  FNMA #995495                                                                  6.00        12/01/2032        9,784,145
   7,007,101  FNMA #995537                                                                  6.00        10/01/2036        7,383,003
   4,246,704  FNMA #995539                                                                  6.00        03/01/2039        4,493,101
  26,960,188  FNMA #995579                                                                  6.50        03/01/2039       29,044,547

                     Wells Fargo Advantage Income Funds 55


Portfolio of Investments--May 31, 2009

SHORT DURATION GOVERNMENT BOND FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$  8,445,893  FNMA #995585                                                                  5.50%       12/01/2020   $    8,875,742
   4,765,378  FNMA #995649                                                                  5.50        06/01/2020        5,010,888
   4,150,000  FNMA SERIES 2003-92 CLASS VH                                                  5.00        02/25/2019        4,370,726
                                                                                                                        273,627,120
                                                                                                                     --------------
TOTAL AGENCY SECURITIES (COST $388,856,624)                                                                             397,390,225
                                                                                                                     --------------
ASSET BACKED SECURITIES: 4.91%
   8,722,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2002-2 CLASS A3       5.12        07/11/2043        8,617,555
  10,000,000  CHASE ISSUANCE TRUST SERIES 2007-A17 CLASS A                                  5.12        10/15/2014       10,561,035
   9,885,000  DAIMLER CHRYSLER AUTO TRUST SERIES 2007-A CLASS A4                            5.28        03/08/2013        8,921,755
     120,267  GREAT AMERICA LEASING RECEIVABLES SERIES 2006-1 CLASS A3++                    5.34        01/15/2010          120,564
   3,050,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2008-1 CLASS A3A                      4.25        02/15/2013        3,085,607
   2,368,000  NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2007-A CLASS A4+/-                 0.34        06/17/2013        2,338,178
   1,923,737  TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-B CLASS A3                     5.41        08/12/2011        1,933,713
     426,383  TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-C CLASS A3                     5.26        11/14/2011          428,931
TOTAL ASSET BACKED SECURITIES (COST $34,600,922)                                                                         36,007,338
                                                                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.79%
     430,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2007-PW16 CLASS A2+/-      5.86        06/11/2040          404,065
   9,186,428  FHLMC SERIES 2595 CLASS AD                                                    5.00        12/15/2017        9,574,031
  10,970,000  FHLMC SERIES 2670 CLASS K                                                     4.00        09/15/2018       11,027,195
  10,587,000  FHLMC SERIES 2693 CLASS PE                                                    4.50        10/15/2018       10,847,581
   8,149,420  FHLMC SERIES 2725 CLASS PC                                                    4.50        05/15/2028        8,335,754
  13,274,000  FHLMC SERIES 2846 CLASS GB                                                    5.00        08/15/2024       13,970,726
   2,774,857  FHLMC SERIES 2866 CLASS CY                                                    4.50        10/15/2019        2,786,002
   3,570,233  FHLMC SERIES 2899 CLASS TC                                                    5.00        04/15/2019        3,711,138
  15,552,093  FHLMC SERIES 3014 CLASS NA                                                    4.50        11/15/2025       15,958,357
   8,679,504  FHLMC SERIES 3253 CLASS A                                                     5.00        08/15/2020        9,052,489
  15,449,673  FNMA SERIES 2002-49 CLASS KG                                                  5.50        08/25/2017       16,367,237
   2,910,046  FNMA SERIES 2003-120 CLASS GU                                                 4.50        12/25/2013        2,988,405
   5,061,788  FNMA SERIES 2003-123 CLASS AB                                                 4.00        10/25/2016        5,188,800
   2,258,466  FNMA SERIES 2003-26 CLASS A2                                                  6.00        02/25/2033        2,381,515
  15,587,834  FNMA SERIES 2005-40 CLASS VC                                                  4.50        10/25/2025       16,126,744
   8,482,144  FNMA SERIES 2007-116 CLASS PB                                                 5.50        08/25/2035        9,009,308
   1,212,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C1 CLASS A2         5.08        02/15/2031        1,181,983
  14,814,000  MORGAN STANLEY CAPITAL I SERIES 2007-IQ14 CLASS A2                            5.61        04/15/2049       13,411,200
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $147,464,639)                                                           152,322,530
                                                                                                                     --------------
CORPORATE BONDS & NOTES: 3.76%
NON-DEPOSITORY CREDIT INSTITUTIONS: 3.76%
  11,965,000  CITIGROUP FUNDING INCORPORATED<<                                              2.00        03/30/2012       12,027,685
  15,325,000  GOLDMAN SACHS GROUP INCORPORATED<<                                            2.15        03/15/2012       15,531,167
                                                                                                                         27,558,852
                                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $27,251,733)                                                                         27,558,852
                                                                                                                     --------------
US TREASURY SECURITIES: 11.64%
US TREASURY NOTES: 11.64%
   9,735,000  US TREASURY NOTE<<                                                            0.88        03/31/2011        9,744,131
  61,206,000  US TREASURY NOTE<<                                                            1.75        03/31/2014       59,694,946
  16,198,000  US TREASURY NOTE<<                                                            1.88        04/30/2014       15,858,814
                                                                                                                         85,297,891
                                                                                                                     --------------
TOTAL US TREASURY SECURITIES (COST $86,476,177)                                                                          85,297,891
                                                                                                                     --------------

                      56 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT DURATION GOVERNMENT BOND FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COLLATERAL FOR SECURITIES LENDING: 17.33%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.22%
   5,909,544  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                       $    5,909,544
   5,909,544  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                5,909,544
   5,909,544  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                  5,909,544
   5,909,544  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       5,909,544
                                                                                                                         23,638,176
                                                                                                                     --------------

  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 14.11%
$    425,913  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47%       06/02/2009          425,896
     212,957  AMSTERDAM FUNDING CORPORATION++(p)                                            0.35        06/01/2009          212,952
   1,703,652  ANTALIS US FUNDING CORPORATION++(p)                                           0.35        06/10/2009        1,703,470
   5,554,759  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $5,554,847)                     0.19        06/01/2009        5,554,759
     532,391  BANK OF IRELAND                                                               0.40        06/02/2009          532,391
   1,597,174  BARTON CAPITAL CORPORATION++(p)                                               0.30        06/03/2009        1,597,121
     532,391  BARTON CAPITAL CORPORATION++(p)                                               0.25        06/12/2009          532,343
     532,391  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009          532,389
   1,597,174  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009        1,598,304
   1,330,978  BRYANT BANK FUNDING LLC++(p)                                                  0.27        06/22/2009        1,330,749
   1,011,544  BRYANT BANK FUNDING LLC++(p)                                                  0.26        06/26/2009        1,011,346
      58,563  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027           58,563
     170,365  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   0.75        06/01/2028          170,365
   2,129,565  CALYON (NEW YORK)                                                             0.25        06/22/2009        2,129,565
   2,129,565  CANCARA ASSET SECURITIZATION LIMITED++(p)                                     0.40        06/15/2009        2,129,187
   1,277,739  CBA (DELAWARE) FINANCE INCORPORATED                                           0.26        06/29/2009        1,277,462
     382,358  CHEYNE FINANCE LLC+/-++####(a)(i)                                             0.00        02/25/2008            6,309
     141,217  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.10        10/01/2038          141,217
     266,196  COOK COUNTY IL+/-ss                                                           0.90        11/01/2030          266,196
   1,277,739  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009        1,277,739
     905,065  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.00        12/15/2037          905,065
     633,546  DEUTSCHE BANK (NEW YORK)                                                      0.62        06/25/2009          633,692
   5,554,759  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $5,554,842)                     0.18        06/01/2009        5,554,759
   1,916,609  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009        1,916,609
   1,233,817  DNB NOR BANK ASA                                                              0.78        06/29/2009        1,234,310
     745,348  E.ON AG++                                                                     0.41        06/02/2009          745,322
   1,277,739  E.ON AG++                                                                     0.35        06/11/2009        1,277,590
     798,587  EBBETS FUNDING LLC++(p)                                                       0.50        06/02/2009          798,554
     372,674  EBBETS FUNDING LLC++(p)                                                       0.50        06/03/2009          372,653
     212,957  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/02/2009          212,948
     479,152  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/03/2009          479,126
   2,129,565  FAIRWAY FINANCE CORPORATION++(p)                                              0.25        06/22/2009        2,129,225
   2,023,087  FORTIS FUNDING LLC++                                                          0.23        06/01/2009        2,023,061
     638,870  GDF SUEZ++                                                                    0.28        06/18/2009          638,775
   1,597,174  GDF SUEZ++                                                                    0.30        06/19/2009        1,596,908
     798,587  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.28        06/17/2009          798,475
     603,892  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $603,901)                       0.17        06/01/2009          603,892
     159,717  GRAMPIAN FUNDING++(p)                                                         0.39        06/04/2009          159,709
     780,520  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          246,020
      87,845  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         2.10        11/01/2042           87,845
     431,237  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.55        05/15/2034          431,237
     152,264  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.35        07/01/2029          152,264
     106,478  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            0.75        01/01/2018          106,478

                      Wells Fargo Advantage Income Funds 57


Portfolio of Investments--May 31, 2009

SHORT DURATION GOVERNMENT BOND FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  1,064,783  INTESA FUNDING LLC                                                            0.25%       06/01/2009   $    1,064,768
     585,631  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009          585,604
     372,674  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009          372,649
     532,391  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009          532,338
   1,171,261  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25        06/02/2009        1,171,237
     159,717  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        0.65        04/15/2025          159,717
   1,224,500  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009        1,224,500
   1,171,261  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009        1,171,243
     154,181  KITTY HAWK FUNDING CORPORATION++(p)                                           0.27        06/04/2009          154,175
   1,523,917  KITTY HAWK FUNDING CORPORATION++(p)                                           0.26        06/25/2009        1,523,631
   2,076,326  LIBERTY STREET FUNDING CORPORATION++(p)                                       0.26        06/22/2009        2,075,981
     766,644  LMA AMERICAS LLC++(p)                                                         0.29        06/23/2009          766,495
   1,330,978  MASSACHUSETTS HEFA+/-ss                                                       0.30        10/01/2034        1,330,978
   1,011,544  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/16/2009        1,011,400
   1,064,783  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/26/2009        1,064,543
     212,957  MISSISSIPPI STATE GO+/-ss                                                     2.00        11/01/2028          212,957
   1,703,652  MONT BLANC CAPITAL CORPORATION++(p)                                           0.30        06/19/2009        1,703,368
     159,717  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.26        02/01/2036          159,717
   2,129,565  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009        2,129,251
     905,065  NATIXIS                                                                       0.28        06/04/2009          905,065
     106,478  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.50        01/01/2018          106,478
     713,404  NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                                    0.30        06/17/2009          713,297
     200,765  NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                                    0.40        06/17/2009          200,725
     532,391  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/22/2009          532,289
     266,196  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.44        01/01/2034          266,196
   1,597,174  OLD LINE FUNDING CORPORATION++(p)                                             0.30        06/04/2009        1,597,108
   2,129,565  PRUDENTIAL PLC++                                                              0.37        06/17/2009        2,129,172
   2,342,522  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009        2,342,522
   1,703,652  RANGER FUNDING CORPORATION++(p)                                               0.30        06/16/2009        1,703,411
     292,815  REGENCY MARKETS #1 LLC++(p)                                                   0.30        06/10/2009          292,788
     931,685  REGENCY MARKETS #1 LLC++(p)                                                   0.37        06/10/2009          931,580
     746,732  REGENCY MARKETS #1 LLC++(p)                                                   0.38        06/15/2009          746,606
     559,011  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009          559,073
   1,064,783  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009        1,064,783
     825,207  ROYAL BANK OF SCOTLAND PLC                                                    0.35        06/01/2009          825,191
   1,277,739  SALISBURY RECEIVABLES COMPANY++(p)                                            0.25        06/22/2009        1,277,535
     505,772  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009          505,764
     958,304  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/04/2009          958,245
   1,011,544  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/05/2009        1,011,468
     773,298  SHEFFIELD RECEIVABLES CORPORATION++(p)                                        0.30        06/02/2009          773,279
     798,587  SHEFFIELD RECEIVABLES CORPORATION++(p)                                        0.30        06/05/2009          798,547
   2,236,044  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009        2,236,044
   1,597,174  STARBIRD FUNDING CORPORATION++(p)                                             0.30        06/15/2009        1,596,961
   1,597,174  STRAIGHT A FUNDING LLC++(p)                                                   0.28        06/24/2009        1,596,864
     509,445  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009          509,583
     798,587  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.25        06/03/2009          798,565
   1,330,978  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.30        06/18/2009        1,330,768
   2,130,471  THUNDER BAY FUNDING INCORPORATED++(p)                                         0.30        06/01/2009        2,130,435
   2,129,565  TULIP FUNDING CORPORATION++(p)                                                0.26        06/26/2009        2,129,150
     351,378  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.35        07/01/2032          351,378
   1,011,544  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009        1,011,631
   1,330,978  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009        1,330,964
   2,236,044  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009        2,236,052
     159,717  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.58        12/15/2040          159,717
     212,957  VERSAILLES CP LLC++(p)                                                        0.55        06/02/2009          212,947

                      58 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT DURATION GOVERNMENT BOND FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    479,152  VERSAILLES CP LLC++(p)                                                        0.50%       06/03/2009   $      479,128
   1,057,841  VICTORIA FINANCE LLC+/-++####(a)(i)                                           0.66        04/03/2008          444,293
     667,115  VICTORIA FINANCE LLC+/-++####(a)(i)                                           0.34        05/02/2008          280,188
     669,950  VICTORIA FINANCE LLC+/-++####(a)(i)                                           0.32        08/07/2008          281,379
                                                                                                                        103,364,561
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $129,260,472)                                                             127,002,737
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 3.90%
MUTUAL FUNDS: 3.90%
  28,537,128  WELLS FARGO ADVANTAGE CASH INVESTMENT FUND~+++                                                             28,537,128
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $28,537,128)                                                                          28,537,128
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $842,447,695)*                                                          116.56%                                $  854,116,701
OTHER ASSETS AND LIABILITIES, NET                                             (16.56)                                  (121,365,726)
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $  732,750,975
                                                                              ------                                 --------------

                      Wells Fargo Advantage Income Funds 59


Portfolio of Investments--May 31, 2009 (Unaudited)

SHORT DURATION GOVERNMENT BOND FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
TBA SALE COMMITMENTS: (5.00%)
$ (1,500,000) FNMA%%                                                                        5.50%       06/01/2020   $   (1,565,157)
 (33,500,000) FNMA%%                                                                        6.00        06/01/2034      (35,070,313)
TOTAL TBA SALE COMMITMENTS (PROCEEDS RECEIVED $(36,483,750))                                                            (36,635,470)
                                                                                                                     --------------

----------
+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

<<   All or a portion of this security is on loan. (See Note 2)

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed Commercial Paper.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $28,537,128.

ss These securities are subject to a demand feature which reduces the effective maturity.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

* Cost for federal income tax purposes is $843,611,110 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $15,562,928
Gross unrealized depreciation                 (5,057,337)
                                             -----------
Net unrealized appreciation (depreciation)   $10,505,591

The accompanying notes are an integral part of these financial statements.

                      60 Wells Fargo Advantage Income Funds


                              Portfolio of Investments--May 31, 2009 (Unaudited)

STABLE INCOME FUND

  FACE/SHARE
      AMOUNT  SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.17%
          NA  WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                          $  227,552,737
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $262,482,686)                                                   227,552,737
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $262,482,686)*                                                       100.17%                                $  227,552,737
OTHER ASSETS AND LIABILITIES, NET                                              (0.17)                                      (377,758)
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $  227,174,979
                                                                              ------                                 --------------

----------
* Cost for federal income tax purposes is $262,693,255 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                      $    130,776
Gross unrealized depreciation                                       (35,271,294)
                                                                   ------------
Net unrealized appreciation (depreciation)                         $(35,140,518)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 61


Portfolio of Investments--May 31, 2009

STRATEGIC INCOME FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
CORPORATE BONDS & NOTES: 87.96%
AMUSEMENT & RECREATION SERVICES: 1.34%
$    230,000  SINGLE SPRINGS TRIBAL GAMING AUTHORITY++                                      9.38%       06/15/2015   $      133,400
      25,000  SPEEDWAY MOTORSPORTS INCORPORATED++                                           8.75        06/01/2016           24,938
     130,000  TOWN SPORTS INTERNATIONAL INCORPORATEDE                                      33.65        02/01/2014           63,700
     100,000  WARNER MUSIC GROUP                                                            7.38        04/15/2014           84,500
                                                                                                                            306,538
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.70%
     165,000  LEVI STRAUSS & COMPANY                                                        9.75        01/15/2015          159,225
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.75%
     245,000  TRW AUTOMOTIVE INCORPORATED++<<                                               7.25        03/15/2017          171,500
                                                                                                                     --------------
BUSINESS SERVICES: 6.39%
     368,918  COSO GEOTHERMAL POWER HOLDINGS++                                              7.00        07/15/2026          283,292
     475,000  DELUXE CORPORATION                                                            7.38        06/01/2015          375,250
     250,000  FIRST DATA CORPORATION                                                        9.88        09/24/2015          170,000
     160,000  RAINBOW NATIONAL SERVICES LLC++                                              10.38        09/01/2014          165,000
     100,000  RENTAL SERVICE CORPORATION<<                                                  9.50        12/01/2014           78,000
     200,000  SEAGATE TECHNOLOGY HDD HOLDINGS<<                                             6.80        10/01/2016          150,500
     150,000  SUNGARD DATA SYSTEMS INCORPORATED                                             9.13        08/15/2013          144,375
     100,000  SUNGARD DATA SYSTEMS INCORPORATED                                            10.25        08/15/2015           90,750
                                                                                                                          1,457,167
                                                                                                                     --------------
CASINO & GAMING: 5.44%
          10  ELDORADO CASINO SHREVEPORT                                                   10.00        08/01/2012                8
     215,000  PENN NATIONAL GAMING INCORPORATED                                             6.75        03/01/2015          198,875
     307,000  POKAGON GAMING AUTHORITY++                                                   10.38        06/15/2014          296,255
     410,000  TUNICA-BILOXI GAMING AU++                                                     9.00        11/15/2015          355,675
     300,000  TURNING STONE CASINO RESORT ENTERPRISE++                                      9.13        09/15/2014          246,000
     223,000  WATERFORD GAMING LLC++(i)                                                     8.63        09/15/2014          144,950
                                                                                                                          1,241,763
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 0.71%
     160,000  NALCO COMPANY                                                                 7.75        11/15/2011          161,600
                                                                                                                     --------------
COAL MINING: 0.58%
     150,000  Massey Energy Company                                                         6.88        12/15/2013          132,750
                                                                                                                     --------------
COMMUNICATIONS: 13.66%
     100,000  CHARTER COMMUNICATION OPT LLC CAPITAL++<<####                                 8.38        04/30/2014           95,000
     200,000  CHARTER COMMUNICATIONS HOLDINGS II LLC/CHARTER COMMUNICATIONS
                 CAPITAL CORPORATION<<####                                                 10.25        09/15/2010          198,000
     140,000  CITIZENS COMMUNICATIONS COMPANY                                               6.25        01/15/2013          131,075
      30,000  CSC HOLDINGS INCORPORATED++<<                                                 8.50        04/15/2014           29,850
     350,000  CSC HOLDINGS INCORPORATED++                                                   8.50        06/15/2015          344,750
      60,000  CSC HOLDINGS INCORPORATED++                                                   8.63        02/15/2019           58,875
     100,000  DIGITALGLOBE INCORPORATED++                                                  10.50        05/01/2014          102,750
     360,000  EMBARQ CORPORATION                                                            7.08        06/01/2016          352,800
     215,000  FRONTIER COMMUNICATIONS CORPORATION                                           8.25        05/01/2014          210,163
     100,000  LEVEL 3 FINANCING INCORPORATED                                                8.75        02/15/2017           70,375
     295,000  MEDIACOM BROADBAND LLC<<                                                      8.50        10/15/2015          268,450
     270,000  NEXTEL COMMUNICATIONS INCORPORATED SERIES D                                   7.38        08/01/2015          213,975
      30,000  NIELSEN FINANCE LLC COMPANY++                                                11.63        02/01/2014           29,700
      50,000  NIELSEN FINANCE LLC COMPANY++                                                11.50        05/01/2016           47,500

                      62 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

STRATEGIC INCOME FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COMMUNICATIONS (continued)
$    215,000  QWEST CORPORATION                                                             7.50%       10/01/2014   $      205,325
     295,000  SPRINT NEXTEL CORPORATION                                                     6.00        12/01/2016          239,688
     200,000  TIME WARNER TELECOMMUNICATION HOLDINGS                                        9.25        02/15/2014          200,500
     100,000  UNIVISION COMMUNICATIONS INCORPORATED<<                                       7.85        07/15/2011           88,500
     235,000  WINDSTREAM CORPORATION                                                        8.63        08/01/2016          230,888
                                                                                                                          3,118,164
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.86%
     205,000  ARAMARK CORPORATION<<                                                         8.50        02/01/2015          195,519
                                                                                                                     --------------
EDUCATIONAL SERVICES: 1.22%
     285,000  EDUCATION MANAGEMENT LLC<<                                                   10.25        06/01/2016          277,875
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 7.31%
      60,000  CHESAPEAKE ENERGY CORPORATION                                                 9.50        02/15/2015           59,250
     165,000  EDISON MISSION ENERGY<<                                                       7.75        06/15/2016          127,875
     340,000  ENERGY FUTURE HOLDINGS                                                       10.88        11/01/2017          241,400
     150,000  INERGY LP/INERGY FINANCE CORPORATION                                          6.88        12/15/2014          137,250
     350,000  IPALCO ENTERPRISES INCORPORATED++                                             7.25        04/01/2016          336,000
     185,000  MIRANT AMERICAS GENERATION LLC                                                8.30        05/01/2011          184,075
     120,000  MIRANT NORTH AMERICA LLC                                                      7.38        12/31/2013          114,900
     280,000  NRG ENERGY INCORPORATED                                                       7.38        02/01/2016          263,550
     345,000  TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC SERIES B                     10.25        11/01/2015          204,413
                                                                                                                          1,668,713
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.66%
     380,000  US ONCOLOGY INCORPORATED                                                      9.00        08/15/2012          380,000
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.87%
     200,000  BWAY CORPORATION++                                                           10.00        04/15/2014          199,750
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 3.04%
     100,000  JBS USA LLC/JBS USA FINANCE INCORPORATED++                                   11.63        05/01/2014           96,000
     222,504  PARMALAT BAKERY SERIES A2+/-(i)                                               5.00        07/09/2012          178,004
     222,504  PARMALAT DAIRY SERIES A1+/-(i)                                                5.00        07/09/2010          178,004
     270,000  PINNACLE FOODS LLC CORPORATION                                                9.25        04/01/2015          240,975
                                                                                                                            692,983
                                                                                                                     --------------
FURNITURE & FIXTURES: 0.20%
      45,000  Sealy Mattress Company++                                                     10.88        04/15/2016           46,125
                                                                                                                     --------------
HEALTH SERVICES: 6.76%
     200,000  ALLIANCE IMAGING INCORPORATED SERIES B                                        7.25        12/15/2012          196,000
     400,000  COMMUNITY HEALTH SYSTEMS INCORPORATED SERIES WI<<                             8.88        07/15/2015          395,500
     470,000  HCA INCORPORATED<<                                                            9.25        11/15/2016          461,775
      73,623  HCA INCORPORATEDY                                                           9.63        11/15/2016           70,494
     190,000  TENET HEALTHCARE CORPORATION                                                  7.38        02/01/2013          182,875
     240,000  VANGUARD HEALTH HOLDINGS                                                      9.00        10/01/2014          235,200
                                                                                                                          1,541,844
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.12%
     300,000  KAR HOLDINGS INCORPORATED                                                     8.75        05/01/2014          256,500
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.41%
      45,000  AMERISTAR CASINOS INCORPORATED++                                              9.25        06/01/2014           45,450
      45,000  MGM MIRAGE INCORPORATED++<<                                                  11.13        11/15/2017           47,138
                                                                                                                             92,588
                                                                                                                     --------------

                      Wells Fargo Advantage Income Funds 63


Portfolio of Investments--May 31, 2009

STRATEGIC INCOME FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.81%
$    190,000  SPX CORPORATION                                                               7.63%       12/15/2014   $      184,300
                                                                                                                     --------------
LEGAL SERVICES: 1.08%
     250,000  FTI CONSULTING INCORPORATED                                                   7.75        10/01/2016          245,625
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 0.94%
     210,000  INVACARE CORPORATION<<                                                        9.75        02/15/2015          214,200
                                                                                                                     --------------
METAL MINING: 1.85%
     270,000  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED<<                                 8.38        04/01/2017          267,975
     428,645  NORANDA ALUMINUM HOLDING CORPORATION+/-                                       7.16        11/15/2014          154,312
                                                                                                                            422,287
                                                                                                                     --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.60%
     140,000  TEREX CORPORATION                                                            10.88        06/01/2016          136,686
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 3.05%
     270,000  ALH FINANCE LLC/ALH FINANCE CORPORATION                                       8.50        01/15/2013          238,950
     490,000  CLARKE AMERICAN CORPORATION                                                   9.50        05/15/2015          365,050
     100,000  TENNECO AUTOMOTIVE INCORPORATED SERIES B                                     10.25        07/15/2013           92,500
                                                                                                                            696,500
                                                                                                                     --------------
MOTION PICTURES: 1.33%
     160,000  AMC ENTERTAINMENT INCORPORATED SERIES B                                       8.63        08/15/2012          164,800
     140,000  WMG ACQUISITION CORPORATION++<<                                               9.50        06/15/2016          139,825
                                                                                                                            304,625
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.82%
      50,000  CROWN CASTLE HOLDINGS GS V LLC/CROWN CASTLE GS III CORPORATION++              7.75        05/01/2017           49,250
     200,000  FORD MOTOR CREDIT COMPANY LLC                                                 7.80        06/01/2012          170,789
     170,000  FORD MOTOR CREDIT COMPANY LLC<<                                               7.00        10/01/2013          137,183
     145,000  FORD MOTOR CREDIT COMPANY LLC<<                                               8.00        12/15/2016          116,441
      60,000  FRESENIUS US FINANCE II INCORPORATED++                                        9.00        07/15/2015           62,100
     300,000  GMAC LLC++                                                                    6.88        09/15/2011          268,500
     130,000  GMAC LLC++                                                                    6.00        12/15/2011          113,100
     105,000  GMAC LLC++                                                                    6.75        12/01/2014           87,675
     125,000  GMAC LLC++<<                                                                  8.00        11/01/2031           93,750
                                                                                                                          1,098,788
                                                                                                                     --------------
OIL & GAS EXTRACTION: 6.43%
     345,000  CHESAPEAKE ENERGY CORPORATION<<                                               6.38        06/15/2015          295,838
     425,000  HILCORP ENERGY++                                                              7.75        11/01/2015          365,500
     280,000  KEY ENERGY SERVICES INCORPORATED                                              8.38        12/01/2014          246,400
     100,000  NATIONAL OILWELL VARCO INCORPORATED SERIES B                                  6.13        08/15/2015           86,239
     170,000  PETROHAWK ENERGY CORPORATION                                                  7.88        06/01/2015          157,675
     270,000  RANGE RESOURCES CORPORATION                                                   7.50        05/15/2016          259,200
      60,000  RANGE RESOURCES CORPORATION                                                   7.25        05/01/2018           56,175
                                                                                                                          1,467,027
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 2.39%
     480,000  APPLETON PAPERS INCORPORATED SERIES B                                         9.75        06/15/2014          163,200
     200,000  GRAHAM PACKAGING COMPANY INCORPORATED<<                                       8.50        10/15/2012          192,000
     100,000  GRAHAM PACKAGING COMPANY INCORPORATED                                         9.88        10/15/2014           89,000
     170,000  VERSO PAPER HOLDINGS LLC                                                      9.13        08/01/2014          101,150
                                                                                                                            545,350
                                                                                                                     --------------

                      64 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

STRATEGIC INCOME FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
PERSONAL SERVICES: 1.30%
$    325,000  SERVICE CORPORATION INTERNATIONAL SERIES WI                                   7.00%       06/15/2017   $      296,563
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.57%
     105,000  ASHLAND INCORPORATED++<<                                                      9.13        06/01/2017          106,575
     150,000  FERRELLGAS PARTNERS LP                                                        8.75        06/15/2012          138,000
     400,000  SANDRIDGE ENERGY INCORPORATED                                                 8.63        04/01/2015          341,000
                                                                                                                            585,575
                                                                                                                     --------------
PIPELINES: 0.55%
     155,000  DYNEGY HOLDINGS INCORPORATED                                                  8.38        05/01/2016          124,775
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 1.60%
     220,000  BELDEN CDT INCORPORATED                                                       7.00        03/15/2017          194,975
     200,000  STEEL DYNAMICS INCORPORATED++<<                                               8.25        04/15/2016          170,500
                                                                                                                            365,475
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.99%
     250,000  MEDIMEDIA (USA) INCORPORATED++                                               11.38        11/15/2014          162,500
     100,000  NIELSEN FINANCE LLC/NIELSEN FINANCE COMPANY##                                15.78        08/01/2016           64,000
                                                                                                                            226,500
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.95%
     180,000  GOODYEAR TIRE & RUBBER COMPANY<<                                              9.00        07/01/2015          171,900
      45,000  GOODYEAR TIRE & RUBBER COMPANY                                               10.50        05/15/2016           44,775
                                                                                                                            216,675
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 2.04%
     325,000  CROWN CORK & SEAL COMPANY INCORPORATED                                        8.00        04/15/2023          286,000
     190,000  OWENS-ILLINOIS INCORPORATED                                                   7.80        05/15/2018          179,550
                                                                                                                            465,550
                                                                                                                     --------------
TEXTILE MILL PRODUCTS: 1.20%
     350,000  PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                               8.88        09/15/2013          273,000
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 0.44%
     385,000  LEAR CORPORATION SERIES B<<(r)                                                8.75        12/01/2016          100,100
                                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $22,158,740)                                                                         20,070,205
                                                                                                                     --------------
FOREIGN CORPORATE BONDS: 3.77%
     400,000  INEOS GROUP HOLDINGS PLC++                                                    8.50        02/15/2016          124,000
     130,000  INMARSAT FINANCE PLC                                                         10.38        11/15/2012          134,225
     250,000  INTELSAT (BERMUDA) LIMITED                                                    9.25        06/15/2016          217,500
     295,000  INTELSAT (BERMUDA) LIMITED<<                                                 11.25        06/15/2016          302,375
     100,000  INTELSAT LIMITED                                                              6.50        11/01/2013           83,750
TOTAL FOREIGN CORPORATE BONDS (COST $1,141,190)                                                                             861,850
                                                                                                                     --------------
FOREIGN GOVERNMENT BONDS@: 0.50%
      25,000  SEAGATE TECHNOLOGY INTERNATIONAL++<<                                         10.00        05/01/2014           25,250
      90,000  VIRGIN MEDIA FINANCE PLC                                                      9.50        08/15/2016           88,425
TOTAL FOREIGN GOVERNMENT BONDS (COST $111,065)                                                                              113,675
                                                                                                                     --------------

                      Wells Fargo Advantage Income Funds 65


Portfolio of Investments--May 31, 2009

STRATEGIC INCOME FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 1.76%
COMMUNICATIONS: 0.82%
      42,900  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED++<<                                                    $      187,044
                                                                                                                     --------------
OIL & GAS EXTRACTION: 0.50%
       5,080  CHESAPEAKE ENERGY CORPORATION++<<                                                                             115,113
                                                                                                                     --------------
PIPELINES: 0.44%
       5,930  THE WILLIAMS COMPANIES INCORPORATED++                                                                          99,500
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $523,861)                                                                                         401,657
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 25.86%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 4.82%
     274,848  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                              274,848
     274,848  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                  274,848
     274,848  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                    274,848
     274,848  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                         274,848
                                                                                                                          1,099,392
                                                                                                                     --------------

 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 21.04%
$     19,809  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47%       06/02/2009           19,808
       9,904  AMSTERDAM FUNDING CORPORATION(p)++                                            0.35        06/01/2009            9,904
      79,235  ANTALIS US FUNDING CORPORATION(p)++                                           0.35        06/10/2009           79,227
     258,347  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $258,351)                       0.19        06/01/2009          258,347
      24,761  BANK OF IRELAND                                                               0.40        06/02/2009           24,761
      74,283  BARTON CAPITAL CORPORATION(p)++                                               0.30        06/03/2009           74,281
      24,761  BARTON CAPITAL CORPORATION(p)++                                               0.25        06/12/2009           24,759
      24,761  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009           24,761
      74,283  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009           74,336
      61,903  BRYANT BANK FUNDING LLC(p)++                                                  0.27        06/22/2009           61,892
      47,046  BRYANT BANK FUNDING LLC(p)++                                                  0.26        06/26/2009           47,037
       2,724  CALCASIEU PARISH LAss+/-                                                      0.75        12/01/2027            2,724
       7,924  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITYss+/-                   0.75        06/01/2028            7,924
      99,044  CALYON (NEW YORK)                                                             0.25        06/22/2009           99,044
      99,044  CANCARA ASSET SECURITIZATION LIMITED(p)++                                     0.40        06/15/2009           99,027
      59,427  CBA (DELAWARE) FINANCE INCORPORATED                                           0.26        06/29/2009           59,414
      15,628  CHEYNE FINANCE LLC+++/-(i)####(a)                                             0.00        02/25/2008              258
       6,568  COLORADO HOUSING & FINANCE AUTHORITYss+/-                                     1.10        10/01/2038            6,568
      12,381  COOK COUNTY ILss+/-                                                           0.90        11/01/2030           12,381
      59,427  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009           59,427
      42,094  DENVER CO CITY & COUNTY SCHOOL DISTRICTss+/-                                  2.00        12/15/2037           42,094
      29,466  DEUTSCHE BANK (NEW YORK)                                                      0.62        06/25/2009           29,472
     258,347  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $258,351)                       0.18        06/01/2009          258,347
      89,140  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009           89,140
      57,384  DNB NOR BANK ASA                                                              0.78        06/29/2009           57,407
      34,666  E.ON AG++                                                                     0.41        06/02/2009           34,664
      59,427  E.ON AG++                                                                     0.35        06/11/2009           59,420
      37,142  EBBETS FUNDING LLC(p)++                                                       0.50        06/02/2009           37,140
      17,333  EBBETS FUNDING LLC(p)++                                                       0.50        06/03/2009           17,332
       9,904  ELYSIAN FUNDING LLC(p)++                                                      0.50        06/02/2009            9,904

                      66 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009


STRATEGIC INCOME FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     22,285  ELYSIAN FUNDING LLC(p)++                                                      0.50%       06/03/2009   $       22,284
      99,044  FAIRWAY FINANCE CORPORATION(p)++                                              0.25        06/22/2009           99,028
      94,092  FORTIS FUNDING LLC++                                                          0.23        06/01/2009           94,091
      29,713  GDF SUEZ++                                                                    0.28        06/18/2009           29,709
      74,283  GDF SUEZ++                                                                    0.30        06/19/2009           74,271
      37,142  GEMINI SECURITIZATION INCORPORATED(p)++                                       0.28        06/17/2009           37,136
      28,086  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MORTGAGE BACKED SECURITIES (MATURITY VALUE $28,086)                           0.17        06/01/2009           28,086
       7,428  GRAMPIAN FUNDING(p)++                                                         0.39        06/04/2009            7,428
      31,902  GRYPHON FUNDING LIMITED(i)(a)                                                 0.00        08/23/2009           10,056
       4,086  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITYss+/-                         2.10        11/01/2042            4,086
      20,056  HOUSTON TX UTILITY SYSTEMss+/-                                                0.55        05/15/2034           20,056
       7,082  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUESss+/-                       0.35        07/01/2029            7,082
       4,952  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEMss+/-                            0.75        01/01/2018            4,952
      49,522  INTESA FUNDING LLC                                                            0.25        06/01/2009           49,521
      27,237  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009           27,236
      17,333  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009           17,332
      24,761  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009           24,759
      54,474  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25        06/02/2009           54,473
       7,428  KANSAS CITY MO SPECIAL OBLIGATIONss+/-                                        0.65        04/15/2025            7,428
      56,950  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009           56,950
      54,474  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009           54,474
       7,171  KITTY HAWK FUNDING CORPORATION(p)++                                           0.27        06/04/2009            7,171
      70,876  KITTY HAWK FUNDING CORPORATION(p)++                                           0.26        06/25/2009           70,863
      96,568  LIBERTY STREET FUNDING CORPORATION(p)++                                       0.26        06/22/2009           96,552
      35,656  LMA AMERICAS LLC(p)++                                                         0.29        06/23/2009           35,649
      61,903  MASSACHUSETTS HEFAss+/-                                                       0.30        10/01/2034           61,903
      47,046  MATCHPOINT MASTER TRUST(p)++                                                  0.30        06/16/2009           47,039
      49,522  MATCHPOINT MASTER TRUST(p)++                                                  0.30        06/26/2009           49,511
       9,904  MISSISSIPPI STATE GOss+/-                                                     2.00        11/01/2028            9,904
      79,235  MONT BLANC CAPITAL CORPORATION(p)++                                           0.30        06/19/2009           79,222
       7,428  MONTGOMERY COUNTY TN PUBLIC BUILDINGss+/-                                     0.26        02/01/2036            7,428
      99,044  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009           99,030
      42,094  NATIXIS                                                                       0.28        06/04/2009           42,094
       4,952  NEW JERSEY STATE TURNPIKE AUTHORITYss+/-                                      3.50        01/01/2018            4,952
      33,180  NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                                    0.30        06/17/2009           33,175
       9,337  NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                                    0.40        06/17/2009            9,336
      24,761  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     0.30        06/22/2009           24,756
      12,381  NORTH DAKOTA HOUSING FINANCE AGENCYss+/-                                      0.44        01/01/2034           12,381
      74,283  OLD LINE FUNDING CORPORATION(p)++                                             0.30        06/04/2009           74,280
      99,044  PRUDENTIAL PLC++                                                              0.37        06/17/2009           99,026
     108,949  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009          108,949
      79,235  RANGER FUNDING CORPORATION(p)++                                               0.30        06/16/2009           79,224
      13,619  REGENCY MARKETS #1 LLC(p)++                                                   0.30        06/10/2009           13,617
      43,332  REGENCY MARKETS #1 LLC(p)++                                                   0.37        06/10/2009           43,327
      34,730  REGENCY MARKETS #1 LLC(p)++                                                   0.38        06/15/2009           34,724
      25,999  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009           26,002
      49,522  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009           49,522
      38,380  ROYAL BANK OF SCOTLAND PLC                                                    0.35        06/01/2009           38,379
      59,427  SALISBURY RECEIVABLES COMPANY(p)++                                            0.25        06/22/2009           59,417
      23,523  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009           23,523
      44,570  SCALDIS CAPITAL LIMITED(p)++                                                  0.45        06/04/2009           44,567
      47,046  SCALDIS CAPITAL LIMITED(p)++                                                  0.45        06/05/2009           47,043
      35,965  SHEFFIELD RECEIVABLES CORPORATION(p)++                                        0.30        06/02/2009           35,965
      37,142  SHEFFIELD RECEIVABLES CORPORATION(p)++                                        0.30        06/05/2009           37,140
     103,997  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009          103,997

                      Wells Fargo Advantage Income Funds 67


Portfolio of Investments--May 31, 2009 (Unaudited)

STRATEGIC INCOME FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     74,283  STARBIRD FUNDING CORPORATION(p)++                                             0.30%       06/15/2009   $       74,273
      74,283  STRAIGHT A FUNDING LLC(p)++                                                   0.28        06/24/2009           74,269
      23,694  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009           23,700
      37,142  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED(p)++                       0.25        06/03/2009           37,141
      61,903  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED(p)++                       0.30        06/18/2009           61,893
      99,086  THUNDER BAY FUNDING INCORPORATED(p)++                                         0.30        06/01/2009           99,085
      99,044  TULIP FUNDING CORPORATION(p)++                                                0.26        06/26/2009           99,025
      16,342  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUEss+/-                             0.35        07/01/2032           16,342
      47,046  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009           47,050
      61,903  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009           61,902
     103,997  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009          103,997
       7,428  VERMONT STATE STUDENT ASSISTANCE CORPORATIONss+/-                             0.58        12/15/2040            7,428
       9,904  VERSAILLES CP LLC(p)++                                                        0.55        06/02/2009            9,904
      22,285  VERSAILLES CP LLC(p)++                                                        0.50        06/03/2009           22,279
      43,237  VICTORIA FINANCE LLC+++/-(i)####(a)                                           0.66        04/03/2008           18,160
      27,267  VICTORIA FINANCE LLC+++/-(i)####(a)                                           0.34        05/02/2008           11,452
      27,383  VICTORIA FINANCE LLC+++/-(i)####(a)                                           0.32        08/07/2008           11,501
                                                                                                                          4,800,307
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $5,972,962)                                                                 5,899,699
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 2.77%
     632,243  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                  632,243
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $632,243)                                                                                632,243
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $30,540,061)*                                                            122.62%                               $   27,979,329
OTHER ASSETS AND LIABILITIES, NET                                              (22.62)                                   (5,161,503)
                                                                               ------                                --------------
TOTAL NET ASSETS                                                               100.00%                               $   22,817,826
                                                                               ------                                --------------

----------

##   Zero coupon bond. Interest rate presented is yield to maturity.

<<   All or a portion of this security is on loan. (See Note 2)

E    Stepped coupon bond. Interest rate presented is yield to maturity.

Y Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

ss These securities are subject to a demand feature which reduces the effective maturity.

+/-  Variable rate investments.

@    Foreign bond principal is denominated in local currency.

(p)  Asset-backed Commercial Paper.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(i)  Illiquid security.

(r) This security went into default with regards to scheduled interest and/or principal payments subsequent to reporting period end.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $632,243.

* Cost for federal income tax purposes is $30,573,968 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $   818,071
Gross unrealized depreciation                 (3,412,710)
                                             -----------
Net unrealized appreciation (depreciation)   $(2,594,639)

The accompanying notes are an integral part of these financial statements.

                      68 Wells Fargo Advantage Income Funds


                              Portfolio of Investments--May 31, 2009 (Unaudited)

TOTAL RETURN BOND FUND

 FACE/SHARE
   AMOUNT     SECURITY NAME                                                                                              VALUE
------------  -----------------------------------------------------------------------                                --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.50%
         NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      $1,691,152,847
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,678,171,567)                                               1,691,152,847
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,678,171,567)*                                                          99.50%                               $1,691,152,847
OTHER ASSETS AND LIABILITIES, NET                                                0.50                                     8,453,683
                                                                               ------                                --------------
TOTAL NET ASSETS                                                               100.00%                               $1,699,606,530
                                                                               ------                                --------------

----------
* Cost for federal income tax purposes is $1,689,601,056 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 36,115,095
Gross unrealized depreciation                 (34,563,304)
                                             ------------
Net unrealized appreciation (depreciation)   $  1,551,791

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      70 Wells Fargo Advantage Income Funds


                              Statements of Assets and Liabilities--May 31, 2009

                                                                                   Diversified      Income
                                                                                    Bond Fund      Plus Fund
                                                                                   -----------   ------------
ASSETS
   Investments
      In securities, at value (including securities on loan) ...................   $         0   $431,019,949
      In affiliated Master Portfolios ..........................................    41,245,419              0
      Collateral received for securities loaned (Note 2) .......................             0    127,086,685
      In affiliates ............................................................             0     40,223,191
                                                                                   -----------   ------------
   Total investments at value (see cost below) .................................    41,245,419    598,329,825
                                                                                   -----------   ------------
   Cash ........................................................................        25,000        790,267
   Receivable for Fund shares issued ...........................................         2,710        696,871
   Receivable for investments sold .............................................             0      3,092,573
   Receivables for dividends and interest ......................................             0      3,305,698
   Receivable from investment advisor and affiliates ...........................         3,999              0
   Prepaid expenses and other assets ...........................................             0              0
                                                                                   -----------   ------------
Total assets ...................................................................    41,277,128    606,215,234
                                                                                   -----------   ------------
LIABILITIES
   Payable for daily variation margin on futures contracts .....................             0         89,563
   Securities sold short, at value .............................................             0              0
   Payable for Fund shares redeemed ............................................        48,059        326,073
   Payable for investments purchased ...........................................             0     95,446,134
   Dividends payable ...........................................................             0              0
   Payable upon receipt of securities loaned (Note 2) ..........................             0    129,140,062
   Payable to investment advisor and affiliates (Note 3) .......................             0        170,072
   Accrued expenses and other liabilities ......................................        24,194        340,574
                                                                                   -----------   ------------
Total liabilities ..............................................................        72,253    225,512,478
                                                                                   -----------   ------------
TOTAL NET ASSETS ...............................................................   $41,204,875   $380,702,756
                                                                                   ===========   ============
NET ASSETS CONSIST OF
   Paid-in capital .............................................................   $44,600,868   $398,065,780
   Undistributed/overdistributed net investment income (loss) ..................        55,658        408,371
   Undistributed net realized gain (loss) on investments .......................      (652,348)   (10,687,202)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities
      denominated in foreign currencies ........................................    (2,799,303)    (5,194,542)
   Net unrealized appreciation (depreciation) from investments of collateral
      received for securities loaned ...........................................             0     (1,962,144)
   Net unrealized appreciation (depreciation) of futures .......................             0         72,493
   Net unrealized appreciation (depreciation) of options, swap agreements,
      MMD rate locks and short sales ...........................................             0              0
                                                                                   -----------   ------------
TOTAL NET ASSETS ...............................................................   $41,204,875   $380,702,756
                                                                                   ===========   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ........................................................            NA   $ 94,938,355
   Shares outstanding - Class A ................................................            NA      8,776,637
   Net asset value per share - Class A .........................................            NA   $      10.82
   Maximum offering price per share - Class A ..................................            NA   $      11.33(2)
   Net assets - Class B ........................................................            NA   $  3,937,484
   Shares outstanding - Class B ................................................            NA        363,740
   Net asset value and offering price per share - Class B ......................            NA   $      10.82
   Net assets - Class C ........................................................            NA   $  7,242,206
   Shares outstanding - Class C ................................................            NA        669,550
   Net asset value and offering price per share - Class C ......................            NA   $      10.82
   Net assets - Administrator Class ............................................   $41,204,875             NA
   Shares outstanding - Administrator Class ....................................     1,821,026             NA
   Net asset value and offering price per share - Administrator Class ..........   $     22.63             NA
   Net assets - Institutional Class ............................................            NA   $ 97,574,390
   Shares outstanding - Institutional Class ....................................            NA      9,020,468
   Net asset value and offering price per share - Institutional Class ..........            NA   $      10.82
   Net assets - Investor Class .................................................            NA   $177,010,321
   Shares outstanding - Investor Class .........................................            NA     16,363,744
   Net asset value and offering price per share - Investor Class ...............            NA   $      10.82
                                                                                   -----------   ------------
Investments at cost ............................................................   $44,044,722   $605,486,511
                                                                                   -----------   ------------
Securities on loan, at value (Note 2) ..........................................   $         0   $122,625,546
                                                                                   -----------   ------------
Proceeds received from TBA sale commitments ....................................   $         0   $          0

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(4.) Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

                      Wells Fargo Advantage Income Funds 71


                              Statements of Assets and Liabilities--May 31, 2009

 Inflation-      Short Duration
  Protected        Government         Stable         Strategic        Total Return
  Bond Fund         Bond Fund       Income Fund     Income Fund        Bond Fund
------------     --------------    ------------     -----------     ---------------
$          0      $698,576,836     $          0     $21,447,387     $             0
  74,484,202                 0      227,552,737               0       1,691,152,847
           0       127,002,737                0       5,899,699                   0
           0        28,537,128                0         632,243                   0
------------      ------------     ------------     -----------     ---------------
  74,484,202       854,116,701      227,552,737      27,979,329       1,691,152,847
------------      ------------     ------------     -----------     ---------------
      25,000           100,000           25,000               0                   0
     436,037        13,757,545          104,346         341,283          10,589,652
           0        36,558,525                0         387,989                   0
           0         2,961,739                0         543,034                   0
           0                 0                0               0                   0
           0                 0                0           1,354                   0
------------      ------------     ------------     -----------     ---------------
  74,945,239       907,494,510      227,682,083      29,252,989       1,701,742,499
------------      ------------     ------------     -----------     ---------------

           0                 0                0               0                   0
           0        36,635,470                0               0                   0
     141,909         3,316,261          448,558         188,118             881,066
           0         4,197,510                0         223,931                   0
         145           261,682                0          22,482             906,556
           0       129,969,824                0       5,992,482                   0
      10,227           247,439            1,721           8,150             125,017
      46,487           115,349           56,825               0             223,330
------------      ------------     ------------     -----------     ---------------
     198,768       174,743,535          507,104       6,435,163           2,135,969
------------      ------------     ------------     -----------     ---------------
$ 74,746,471      $732,750,975     $227,174,979     $22,817,826     $ 1,699,606,530
============      ============     ============     ===========     ===============

$ 80,081,430      $731,437,056     $264,739,515     $31,381,257     $ 1,698,503,813
    (117,150)           62,663          172,212         (22,482)          1,038,954
  (5,094,735)      (10,266,030)      (2,806,799)     (5,980,217)        (12,917,517)


    (123,074)       13,926,741      (34,929,949)     (2,487,469)         12,981,280

           0        (2,257,735)               0         (73,263)                  0
           0                 0                0               0                   0

           0          (151,720)               0               0                   0
------------      ------------     ------------     -----------     ---------------
$ 74,746,471      $732,750,975     $227,174,979     $22,817,826     $ 1,699,606,530
============      ============     ============     ===========     ===============

$ 31,825,707      $105,430,286     $ 32,957,743     $15,519,257     $   237,190,590
   3,261,085        10,232,510        3,562,425       1,930,684          18,946,759
$       9.76      $      10.30     $       9.25     $      8.04     $         12.52
$      10.22(2)   $      10.62(3)  $       9.44(4)  $      8.42(2)  $         13.11(2)
$  5,254,882      $  4,778,766     $  1,164,226     $ 4,254,819     $    10,082,476
     541,233           463,489          125,902         529,187             804,682
$       9.71      $      10.31     $       9.25     $      8.04     $         12.53
$ 10,237,460      $ 18,008,645     $  3,215,643     $ 3,043,750     $    12,410,326
   1,053,560         1,745,061          348,733         379,504             995,843
$       9.72      $      10.32     $       9.22     $      8.02     $         12.46
$ 27,428,422      $356,409,090     $189,837,367              NA     $   816,926,533
   2,813,418        34,551,665       20,529,428              NA          66,374,197
$       9.75      $      10.32     $       9.25              NA     $         12.31
          NA      $248,124,188               NA              NA     $   604,992,032
          NA        24,048,564               NA              NA          49,178,806
          NA      $      10.32               NA              NA     $         12.30
          NA                NA               NA              NA     $    18,004,573
          NA                NA               NA              NA           1,463,405
          NA                NA               NA              NA     $         12.30
------------      ------------     ------------     -----------     ---------------
$ 74,607,276      $842,447,695     $262,482,686     $30,540,061     $ 1,678,171,567
------------      ------------     ------------     -----------     ---------------
$          0      $123,461,190     $          0     $ 5,701,640     $             0
------------      ------------     ------------     -----------     ---------------
$          0      $ 36,483,750     $          0     $         0     $             0

                      72 Wells Fargo Advantage Income Funds


                       Statements of Operations--For the Year Ended May 31, 2009

                                                                                                    Diversified      Income
                                                                                                     Bond Fund    Plus Fund(1)
                                                                                                    -----------   ------------
INVESTMENT INCOME
   Dividends ....................................................................................   $         0    $         0
   Dividends allocated from affiliated Master Portfolios ........................................        79,834              0
   Interest .....................................................................................             0     14,732,945
   Interest allocated from affiliated Master Portfolios .........................................     2,095,139              0
   Interest from affiliated securities ..........................................................             0        352,679
   Securities lending income ....................................................................             0        546,848
   Expenses allocated from affiliated Master Portfolios .........................................      (181,876)             0
   Waivers allocated from affiliated Master Portfolios ..........................................        29,401              0
                                                                                                    -----------    -----------
Total investment income .........................................................................     2,022,498     15,632,472
                                                                                                    -----------    -----------
EXPENSES
   Advisory fees ................................................................................       107,241      1,595,552
   Administration fees
      Fund Level ................................................................................        21,448        159,555
      Class A ...................................................................................            NA        121,153
      Class B ...................................................................................            NA          9,227
      Class C ...................................................................................            NA          9,747
      Administrator Class .......................................................................        42,896             NA
      Institutional Class .......................................................................            NA         68,250
      Investor Class ............................................................................            NA        358,682
   Custody fees .................................................................................             0         63,822
   Shareholder servicing fees (Note 3) ..........................................................       107,241        569,042
   Accounting fees ..............................................................................        20,104         45,403
   Distribution fees (Note 3)
      Class B ...................................................................................            NA         38,447
      Class C ...................................................................................            NA         40,615
   Professional fees ............................................................................        22,988         30,646
   Registration fees ............................................................................         4,987         24,909
   Shareholder reports ..........................................................................         2,025         18,363
   Trustees' fees ...............................................................................        10,578         10,578
   Other fees and expenses ......................................................................         1,141          7,285
                                                                                                    -----------    -----------
Total expenses ..................................................................................       340,649      3,171,276
                                                                                                    -----------    -----------
LESS
   Waived fees and reimbursed expenses (Note 3) .................................................      (192,849)      (398,564)
   Net expenses .................................................................................       147,800      2,772,712
                                                                                                    -----------    -----------
Net investment income (loss) ....................................................................     1,874,698     12,859,760
                                                                                                    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation ..............................             0     12,761,629
   Investments of collateral received for securities loaned .....................................             0        (91,233)
   Investments of collateral received for securities loaned allocated from Master Portfolio .....       (45,514)             0
   Futures transactions .........................................................................             0     (1,539,297)
   Securities transactions allocated from Master Portfolios .....................................      (529,182)             0
   Futures transactions allocated from Master Portfolios ........................................       163,640              0
   Options, swap agreement and short sale transactions allocated from Master Portfolios .........        19,423              0
                                                                                                    -----------    -----------
Net realized gain and loss from investments .....................................................      (391,633)    11,131,099
                                                                                                    -----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation ..............................             0     (4,639,879)
   Collateral received for securities loaned ....................................................             0     (1,788,657)
   Futures transactions .........................................................................             0         72,493
   Options, swap agreements, MMD rate locks and short sale transactions .........................             0              0
   Securities transactions allocated from Master Portfolios .....................................    (1,863,098)             0
   Forwards, futures, options, swaps and short sales allocated from Master Portfolios ...........        22,067              0
                                                                                                    -----------    -----------
Net change in unrealized appreciation (depreciation) of investments .............................    (1,841,031)    (6,356,043)
                                                                                                    -----------    -----------
Net realized and unrealized gain (loss) on investments ..........................................    (2,232,664)     4,775,056
                                                                                                    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................   $  (357,966)   $17,634,816
                                                                                                    ===========    ===========

----------
(1.) Institutional and Investor Classes in Income Plus Fund were incepted on
     July 18, 2008. Expenses presented for these classes are for the period from July 18, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 73


Statements of Operations--For the Year Ended May 31, 2009

 Inflation-   Short Duration      Stable       Strategic       Total
 Protected      Government        Income         Income       Return
 Bond Fund      Bond Fund          Fund           Fund       Bond Fund
-----------   --------------   ------------   -----------   -----------

$         0     $         0    $          0   $    10,461   $         0
    110,667               0         750,241             0     2,163,627
          0      23,500,801               0     2,420,608             0
    859,510               0      10,486,280             0    73,162,188
          0         430,065               0         7,453             0
          0         363,986               0        10,311             0
   (287,347)              0      (1,164,936)            0    (5,587,355)
     50,229               0          31,389             0        58,617
-----------   -------------    ------------   -----------   -----------
    733,059      24,294,852      10,102,974     2,448,833    69,797,077
-----------   -------------    ------------   -----------   -----------

          0       2,153,062               0       121,639             0
     31,643         270,713         134,849        12,164       704,628
     51,360         135,863          64,064        29,885       162,008
     11,448          10,665           2,756         9,003        20,470
     18,134          17,332           6,189         4,901        11,558
     18,319         322,708         229,137            NA       812,393
         NA         102,148              NA            NA       385,717
         NA              NA              NA            NA        15,913
          0         108,285               0         4,866             0
    152,909         975,965         673,677        60,120     2,287,160
        501          66,140          31,631        31,160       109,952
     47,700          44,436          11,484        37,514        85,291
     75,559          72,217          25,788        20,422        48,157
     21,131          43,954          20,339        42,739        19,764
     20,830          41,655          18,548        17,668        49,795
     10,805          64,587          10,231        13,164       152,677
     10,578          10,578          10,578        10,578        10,578
      3,597           9,145           7,258         1,986        28,811
-----------   -------------    ------------   -----------   -----------
    474,514       4,449,453       1,246,529       417,809     4,904,872
-----------   -------------    ------------   -----------   -----------

   (104,072)     (1,086,489)       (508,648)      (92,266)   (1,610,825)
    370,442       3,362,964         737,881       325,543     3,294,047
-----------   -------------    ------------   -----------   -----------
    362,617      20,931,888       9,365,093     2,123,290    66,503,030
-----------   -------------    ------------   -----------   -----------


          0       8,713,436               0    (3,943,241)            0
          0        (709,352)              0       (19,520)            0
   (134,109)              0        (212,675)            0    (1,776,016)
          0               0               0             0             0
 (1,251,529)              0         229,260             0      (639,543)
        382               0               0             0             0
          0               0               0             0        67,324
-----------   -------------    ------------   -----------   -----------
 (1,385,256)      8,004,084          16,585    (3,962,761)   (2,348,235)
-----------   -------------    ------------   -----------   -----------

          0      12,648,134               0    (1,306,838)            0
          0        (992,804)              0       (14,366)            0
          0               0               0             0             0
          0        (151,720)              0             0             0
   (116,180)              0     (19,279,516)            0    23,898,571
     (5,867)              0               0             0       (90,390)
-----------   -------------    ------------   -----------   -----------
   (122,047)     11,503,610     (19,279,516)   (1,321,204)   23,808,181
-----------   -------------    ------------   -----------   -----------
 (1,507,303)     19,507,694     (19,262,931)   (5,283,965)   21,459,946
-----------   -------------    ------------   -----------   -----------
$(1,144,686)    $40,439,582    $ (9,897,838)  $(3,160,675)  $87,962,976
===========   =============    ============   ===========   ===========

                      74 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                                           DIVERSIFIED BOND FUND
                                                                                                        ---------------------------
                                                                                                           For the       For the
                                                                                                         Year Ended     Year Ended
                                                                                                        May 31, 2009   May 31, 2008
                                                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
    Beginning net assets ............................................................................   $ 48,447,014   $ 80,075,431
OPERATIONS
    Net investment income (loss) ....................................................................      1,874,698      3,130,466
    Net realized gain (loss) on investments .........................................................       (391,633)       829,723
    Net change in unrealized appreciation (depreciation) of investments .............................     (1,841,031)      (452,196)
                                                                                                        ------------   ------------
Net increase (decrease) in net assets resulting from operations .....................................       (357,966)     3,507,993
                                                                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income
       Class A ......................................................................................             NA             NA
       Class B ......................................................................................             NA             NA
       Class C ......................................................................................             NA             NA
       Administrator Class ..........................................................................     (1,892,597)    (3,164,580)
       Institutional Class ..........................................................................             NA             NA
       Investor Class ...............................................................................             NA             NA
    Net realized gain on sales of investments
       Administrator Class ..........................................................................       (768,605)      (870,666)
    Return of Capital
       Class A ......................................................................................              0              0
       Class B ......................................................................................              0              0
       Class C ......................................................................................              0              0
       Administrator Class ..........................................................................              0              0
                                                                                                        ------------   ------------
Total distributions to shareholders .................................................................     (2,661,202)    (4,035,246)
                                                                                                        ------------   ------------
CAPITAL SHARES TRANSACTIONS
    Proceeds from shares sold - Class A .............................................................             NA             NA
    Reinvestment of distributions - Class A .........................................................             NA             NA
    Cost of shares redeemed - Class A ...............................................................             NA             NA
                                                                                                        ------------   ------------
    Net increase (decrease) in net assets resulting from capital share transactions - Class A .......             NA             NA
                                                                                                        ------------   ------------
    Proceeds from shares sold - Class B .............................................................             NA             NA
    Reinvestment of distributions - Class B .........................................................             NA             NA
    Cost of shares redeemed - Class B ...............................................................             NA             NA
                                                                                                        ------------   ------------
    Net increase (decrease) in net assets resulting from capital share transactions - Class B .......             NA             NA
                                                                                                        ------------   ------------
    Proceeds from shares sold - Class C .............................................................             NA             NA
    Reinvestment of distributions - Class C .........................................................             NA             NA
    Cost of shares redeemed - Class C ...............................................................             NA             NA
                                                                                                        ------------   ------------
    Net increase (decrease) in net assets resulting from capital share transactions - Class C .......             NA             NA
                                                                                                        ------------   ------------
    Proceeds from shares sold - Administrator Class .................................................     18,513,023     30,597,921
    Reinvestment of distributions - Administrator Class .............................................      2,104,003      3,013,238
    Cost of shares redeemed - Administrator Class ...................................................    (24,839,997)   (64,712,323)
                                                                                                        ------------   ------------
    Net increase (decrease) in net assets resulting from capital share transactions - Administrator
       Class ........................................................................................     (4,222,971)   (31,101,164)
                                                                                                        ------------   ------------
    Proceeds from shares sold - Institutional Class .................................................             NA             NA
    Reinvestment of distributions - Institutional Class .............................................             NA             NA
    Cost of shares redeemed - Institutional Class ...................................................             NA             NA
                                                                                                        ------------   ------------
    Net increase (decrease) in net assets resulting from capital share transactions - Institutional
       Class ........................................................................................             NA             NA
                                                                                                        ------------   ------------
    Proceeds from shares sold - Investor Class ......................................................             NA             NA
    Reinvestment of distributions - Investor Class ..................................................             NA             NA
    Cost of shares redeemed - Investor Class ........................................................             NA             NA
                                                                                                        ------------   ------------
    Net increase (decrease) in net assets resulting from capital share transactions - Investor Class              NA             NA
                                                                                                        ------------   ------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .............     (4,222,971)   (31,101,164)
                                                                                                        ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ...............................................................     (7,242,139)   (31,628,417)
                                                                                                        ============   ============
ENDING NET ASSETS ...................................................................................   $ 41,204,875   $ 48,447,014
                                                                                                        ============   ============

----------
(1.) On June 20, 2008, Class Z was renamed to Investor Class.

(2.) Institutional and Investor Classes in Income Plus Fund were incepted on
     July 18, 2008. Information presented for these classes are for the period from July 18, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 75


Statements of Changes in Net Assets

                                   INFLATION-PROTECTED         SHORT DURATION GOVERNMENT
   INCOME PLUS FUND(2)                  BOND FUND                      BOND FUND
----------------------------   ---------------------------   -----------------------------
    For the       For the         For the       For the        For the          For the
  Year Ended     Year Ended     Year Ended     Year Ended     Year Ended       Year Ended
 May 31, 2009   May 31, 2008   May 31, 2009   May 31, 2008   May 31, 2009     May 31, 2008
-------------   ------------   ------------   ------------   -------------   -------------

$  55,417,546   $ 52,840,508   $ 57,185,803   $ 52,165,297   $ 415,217,874   $ 464,774,924

   12,859,760      2,345,283        362,617      2,474,820      20,931,888      17,568,382
   11,131,099        655,489     (1,385,256)       (30,094)      8,004,084       4,504,051
   (6,356,043)      (301,276)      (122,047)     2,341,130      11,503,610       2,697,548
-------------   ------------   ------------   ------------   -------------   -------------
   17,634,816      2,699,496     (1,144,686)     4,785,856      40,439,582      24,769,981
-------------   ------------   ------------   ------------   -------------   -------------


   (2,946,594)    (1,935,731)      (526,483)    (1,063,242)     (2,985,787)     (3,071,932)
     (171,645)      (355,005)      (113,418)      (354,294)       (189,747)       (329,136)
     (194,300)      (194,860)      (167,516)      (362,794)       (307,187)       (264,382)
           NA             NA       (305,104)      (729,067)    (13,589,786)    (11,555,266)
   (4,045,227)            NA             NA             NA      (5,633,629)     (3,078,413)
   (6,898,290)            NA             NA             NA              NA              NA

           NA             NA              0              0               0               0

            0              0       (266,004)             0               0               0
            0              0        (46,645)             0               0               0
            0              0        (73,287)             0               0               0
            0              0       (177,814)             0               0               0
-------------   ------------   ------------   ------------   -------------   -------------
  (14,256,056)    (2,485,596)    (1,676,271)    (2,509,397)    (22,706,136)    (18,299,129)
-------------   ------------   ------------   ------------   -------------   -------------

   97,234,618     18,833,752     21,513,522     13,334,151      92,317,088      19,926,085
    2,559,304      1,566,640        689,772        943,966       1,993,928       1,854,353
  (50,458,626)   (14,582,499)   (13,952,533)   (11,317,835)    (57,789,704)    (34,165,517)
-------------   ------------   ------------   ------------   -------------   -------------
   49,335,296      5,817,893      8,250,761      2,960,282      36,521,312     (12,385,079)
-------------   ------------   ------------   ------------   -------------   -------------
      534,076      1,465,541        619,215      1,673,783       1,051,174       1,148,422
      119,500        219,099        124,896        272,999         158,421         268,275
   (3,789,812)    (5,363,664)    (2,464,581)    (2,328,144)     (3,845,820)     (6,549,555)
-------------   ------------   ------------   ------------   -------------   -------------
   (3,136,236)    (3,679,024)    (1,720,470)      (381,362)     (2,636,225)     (5,132,858)
-------------   ------------   ------------   ------------   -------------   -------------
    3,549,139      2,760,315      2,859,337      4,387,692      13,257,067       1,307,372
      149,748        143,072        178,014        299,260         251,457         226,339
   (1,430,263)    (2,679,118)    (2,131,500)    (2,326,681)     (2,921,869)     (3,015,120)
-------------   ------------   ------------   ------------   -------------   -------------
    2,268,624        224,269        905,851      2,360,271      10,586,655      (1,481,409)
-------------   ------------   ------------   ------------   -------------   -------------
           NA             NA     25,357,439     27,006,097     248,015,759      64,367,913
           NA             NA        325,214        455,281      11,576,615       9,260,093
           NA             NA    (12,737,170)   (29,656,522)   (159,659,439)   (141,682,215)
-------------   ------------   ------------   ------------   -------------   -------------

           NA             NA     12,945,483     (2,195,144)     99,932,935     (68,054,209)
-------------   ------------   ------------   ------------   -------------   -------------
  137,346,081             NA             NA             NA     201,761,842      35,330,304
    3,983,039             NA             NA             NA       5,598,716       3,064,760
  (45,358,819)            NA             NA             NA     (51,965,580)     (7,369,411)
-------------   ------------   ------------   ------------   -------------   -------------

   95,970,301             NA             NA             NA     155,394,978      31,025,653
-------------   ------------   ------------   ------------   -------------   -------------
  412,431,804             NA             NA             NA              NA              NA
    5,965,196             NA             NA             NA              NA              NA
 (240,928,535)            NA             NA             NA              NA              NA
-------------   ------------   ------------   ------------   -------------   -------------
  177,468,465             NA             NA             NA              NA              NA
-------------   ------------   ------------   ------------   -------------   -------------
  321,906,450      2,363,138     20,381,625      2,744,047     299,799,655     (56,027,902)
-------------   ------------   ------------   ------------   -------------   -------------
  325,285,210      2,577,038     17,560,668      5,020,506     317,533,101     (49,557,050)
=============   ============   ============   ============   =============   =============
$ 380,702,756   $ 55,417,546   $ 74,746,471   $ 57,185,803   $ 732,750,975   $ 415,217,874
=============   ============   ============   ============   =============   =============

                      76 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                      DIVERSIFIED BOND FUND
                                                                                   ---------------------------
                                                                                      For the       For the
                                                                                    Year Ended     Year Ended
                                                                                   May 31, 2009   May 31, 2008
                                                                                   ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .......................................................             NA             NA
   Shares issued in reinvestment of distributions - Class A ....................             NA             NA
   Shares redeemed - Class A                                                                 NA             NA
                                                                                   ------------   ------------
   Net increase (decrease) in shares outstanding - Class A .....................             NA             NA
                                                                                   ------------   ------------
   Shares sold - Class B .......................................................             NA             NA
   Shares issued in reinvestment of distributions - Class B ....................             NA             NA
   Shares redeemed - Class B ...................................................             NA             NA
                                                                                   ------------   ------------
   Net increase (decrease) in shares outstanding - Class B .....................             NA             NA
                                                                                   ------------   ------------
   Shares sold - Class C .......................................................             NA             NA
   Shares issued in reinvestment of distributions - Class C ....................             NA             NA
   Shares redeemed - Class C ...................................................             NA             NA
                                                                                   ------------   ------------
   Net increase (decrease) in shares outstanding - Class C .....................             NA             NA
                                                                                   ------------   ------------
   Shares sold - Administrator Class ...........................................        801,320      1,235,607
   Shares issued in reinvestment of distributions - Administrator Class ........         92,700        122,531
   Shares redeemed - Administrator Class .......................................     (1,076,946)    (2,621,326)
                                                                                   ------------   ------------
   Net increase (decrease) in shares outstanding - Administrator Class .........       (182,926)    (1,263,188)
                                                                                   ------------   ------------
   Shares sold - Institutional Class ...........................................             NA             NA
   Shares issued in reinvestment of distributions - Institutional Class ........             NA             NA
   Shares redeemed - Institutional Class .......................................             NA             NA
                                                                                   ------------   ------------
   Net increase (decrease) in shares outstanding - Institutional Class .........             NA             NA
                                                                                   ------------   ------------
   Shares sold - Investor Class ................................................             NA             NA
   Shares issued in reinvestment of distributions - Investor Class .............             NA             NA
   Shares redeemed - Investor Class ............................................             NA             NA
                                                                                   ------------   ------------
   Net increase (decrease) in shares outstanding - Investor Class ..............             NA             NA
                                                                                   ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..........................................................       (182,926)    (1,263,188)
                                                                                   ============   ============
Ending balance of undistributed/overdistributed net investment income (loss) ...   $     55,658   $     51,868
                                                                                   ------------   ------------

----------
The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 77


Statements of Changes in Net Assets

                                     INFLATION-PROTECTED          SHORT DURATION GOVERNMENT
      INCOME PLUS FUND                    BOND FUND                       BOND FUND
----------------------------    ----------------------------    ----------------------------
   For the         For the         For the         For the         For the         For the
 Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
May 31, 2009    May 31, 2008    May 31, 2009    May 31, 2008    May 31, 2009    May 31, 2008
------------    ------------    ------------    ------------    ------------    ------------
   9,251,771       1,752,768       2,197,461       1,296,164       9,108,705       1,997,221
     243,162         145,878          71,391          94,113         197,609         185,569
  (4,783,670)     (1,356,877)     (1,451,449)     (1,140,462)     (5,718,572)     (3,415,270)
------------     -----------     -----------     -----------    ------------    ------------
   4,711,263         541,769         817,403         249,815       3,587,742      (1,232,480)
------------     -----------     -----------     -----------    ------------    ------------
      50,756         136,455          61,805         164,855         104,527         114,407
      11,385          20,412          12,936          27,319          15,739          26,861
    (359,030)       (499,031)       (255,883)       (232,421)       (381,787)       (656,869)
------------     -----------     -----------     -----------    ------------    ------------
    (296,889)       (342,164)       (181,142)        (40,247)       (261,521)       (515,601)
------------     -----------     -----------     -----------    ------------    ------------
     336,619         254,067         287,626         422,608       1,301,690         130,628
      14,244          13,319          18,460          29,914          24,867          22,636
    (136,692)       (247,061)       (224,080)       (230,806)       (288,663)       (301,588)
------------     -----------     -----------     -----------    ------------    ------------
     214,171          20,325          82,006         221,716       1,037,894        (148,324)
------------     -----------     -----------     -----------    ------------    ------------
          NA              NA       2,673,457       2,754,216      24,637,292       6,418,632
          NA              NA          33,796          44,991       1,147,454         926,002
          NA              NA      (1,356,278)     (3,057,428)    (15,845,856)    (14,213,909)
------------     -----------     -----------     -----------    ------------    ------------
          NA              NA       1,350,975        (258,221)      9,938,890      (6,869,275)
------------     -----------     -----------     -----------    ------------    ------------
  12,959,087              NA              NA              NA      19,882,551       3,524,898
     379,827              NA              NA              NA         552,957         305,985
  (4,318,446)             NA              NA              NA      (5,147,278)       (744,492)
------------     -----------     -----------     -----------    ------------    ------------
   9,020,468              NA              NA              NA      15,288,230       3,086,391
------------     -----------     -----------     -----------    ------------    ------------
  38,728,389              NA              NA              NA              NA              NA
     568,584              NA              NA              NA              NA              NA
 (22,933,229)             NA              NA              NA              NA              NA
------------     -----------     -----------     -----------    ------------    ------------
  16,363,744              NA              NA              NA              NA              NA
------------     -----------     -----------     -----------    ------------    ------------

  30,012,757         219,930       2,069,242         173,063      29,591,235      (5,679,289)
============     ===========     ===========     ===========    ============    ============
$    408,371     $   (27,030)    $  (117,150)    $   632,754    $     62,663    $    175,364
------------     -----------     -----------     -----------    ------------    ------------

                      78 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                                         STABLE INCOME FUND
                                                                                                   ------------------------------
                                                                                                      For the          For the
                                                                                                     Year Ended       Year Ended
                                                                                                    May 31, 2009     May 31, 2008
                                                                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ........................................................................   $ 307,921,140    $ 369,941,232
OPERATIONS
   Net investment income (loss) ................................................................       9,365,093       15,099,334
   Net realized gain (loss) on investments .....................................................          16,585          781,253
   Net change in unrealized appreciation (depreciation) of investments .........................     (19,279,516)     (13,617,214)
                                                                                                   -------------    -------------
Net increase (decrease) in net assets resulting from operations ................................      (9,897,838)       2,263,373
                                                                                                   -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ..................................................................................      (1,201,291)      (1,872,702)
      Class B ..................................................................................         (39,880)        (102,569)
      Class C ..................................................................................         (90,268)        (134,240)
      Administrator Class ......................................................................      (8,219,290)     (12,971,620)
      Institutional Class ......................................................................              NA               NA
      Investor Class ...........................................................................              NA               NA
   Net realized gain on sales of investments
      Class A ..................................................................................               0                0
      Class B ..................................................................................               0                0
      Class C ..................................................................................               0                0
                                                                                                   -------------    -------------
Total distributions to shareholders ............................................................      (9,550,729)     (15,081,131)
                                                                                                   -------------    -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A .........................................................       7,993,713       12,800,524
   Proceeds from redemption fees - Class A .....................................................               0                0
   Reinvestment of distributions - Class A .....................................................         946,464        1,468,778
   Cost of shares redeemed - Class A ...........................................................     (17,420,695)     (17,318,784)
                                                                                                   -------------    -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ...      (8,480,518)      (3,049,482)
                                                                                                   -------------    -------------
   Proceeds from shares sold - Class B .........................................................         353,356          661,303
   Proceeds from redemption fees - Class B .....................................................               0                0
   Reinvestment of distributions - Class B .....................................................          35,070           85,264
   Cost of shares redeemed - Class B ...........................................................      (1,334,441)      (2,811,016)
                                                                                                   -------------    -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B ...        (946,015)      (2,064,449)
                                                                                                   -------------    -------------
   Proceeds from shares sold - Class C .........................................................         454,616          918,563
   Proceeds from redemption fees - Class C .....................................................               0                0
   Reinvestment of distributions - Class C .....................................................          83,814          124,823
   Cost of shares redeemed - Class C ...........................................................      (1,138,394)        (774,465)
                                                                                                   -------------    -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ...        (599,964)         268,921
                                                                                                   -------------    -------------
   Proceeds from shares sold - Administrator Class .............................................     119,421,932      181,259,237
   Reinvestment of distributions - Administrator Class .........................................       4,844,535        7,701,311
   Cost of shares redeemed - Administrator Class ...............................................    (175,537,564)    (233,317,872)
                                                                                                   -------------    -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class ......................................................................     (51,271,097)     (44,357,324)
                                                                                                   -------------    -------------
   Proceeds from shares sold - Institutional Class .............................................              NA               NA
   Reinvestment of distributions - Institutional Class .........................................              NA               NA
   Cost of shares redeemed - Institutional Class ...............................................              NA               NA
                                                                                                   -------------    -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class ......................................................................              NA               NA
                                                                                                   -------------    -------------
   Proceeds from shares sold - Investor Class ..................................................              NA               NA
   Reinvestment of distributions - Investor Class ..............................................              NA               NA
   Cost of shares redeemed - Investor Class ....................................................              NA               NA
                                                                                                   -------------    -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ...........................................................................              NA               NA
                                                                                                   -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ........     (61,297,594)     (49,202,334)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................................     (80,746,161)     (62,020,092)
                                                                                                   =============    =============
ENDING NET ASSETS ..............................................................................   $ 227,174,979    $ 307,921,140
                                                                                                   =============    =============

----------
The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 79


Statements of Changes in Net Assets

    STRATEGIC INCOME FUND            TOTAL RETURN BOND FUND
----------------------------    --------------------------------
   For the         For the          For the           For the
 Year Ended      Year Ended       Year Ended        Year Ended
May 31, 2009    May 31, 2008     May 31, 2009      May 31, 2008
------------    ------------    --------------    --------------

$ 36,325,770    $ 49,622,105    $1,446,576,062    $1,474,437,350

   2,123,290       2,968,457        66,503,030        71,829,158
  (3,962,761)     (2,046,647)       (2,348,235)       21,593,270
  (1,321,204)     (2,703,949)       23,808,181         2,254,737
------------    ------------    --------------    --------------
  (3,160,675)     (1,782,139)       87,962,976        95,677,165
------------    ------------    --------------    --------------


  (1,485,176)     (2,141,999)       (4,107,511)       (2,889,296)
    (412,902)       (556,081)         (460,291)         (586,657)
    (225,212)       (274,703)         (252,701)         (229,348)
          NA              NA       (40,007,782)      (44,240,603)
          NA              NA       (24,966,966)      (24,557,566)
          NA              NA          (319,693)         (168,495)(1)

          NA        (495,901)                0                 0
          NA        (144,033)                0                 0
          NA         (65,796)                0                 0
------------    ------------    --------------    --------------
  (2,123,290)     (3,678,513)      (70,114,944)      (72,671,965)
------------    ------------    --------------    --------------

   4,603,809       9,089,158       219,055,215        42,639,978
       2,224           1,330                 0                 0
   1,322,341       2,430,261         3,899,286         2,704,185
 (12,232,235)    (16,208,947)      (55,475,655)      (42,275,196)
------------    ------------    --------------    --------------
  (6,303,861)     (4,688,198)      167,478,846         3,068,967
------------    ------------    --------------    --------------
     389,673       1,700,716         1,245,408         2,104,132
       1,226             344                 0                 0
     374,041         615,177           413,387           527,779
  (2,546,933)     (4,232,764)       (4,879,297)       (6,430,613)
------------    ------------    --------------    --------------
  (1,781,993)     (1,916,527)       (3,220,502)       (3,798,702)
------------    ------------    --------------    --------------
   1,192,016         905,870         7,426,671           685,632
         560             183                 0                 0
     160,172         266,583           208,712           203,428
  (1,490,873)     (2,403,594)       (1,014,900)       (1,654,789)
------------    ------------    --------------    --------------
    (138,125)     (1,230,958)        6,620,483          (765,729)
------------    ------------    --------------    --------------
          NA              NA       344,581,002       472,182,524
          NA              NA        35,569,612        39,371,755
          NA              NA      (435,425,002)     (586,799,334)
------------    ------------    --------------    --------------

          NA              NA       (55,274,388)      (75,245,055)
------------    ------------    --------------    --------------
          NA              NA       388,318,424       190,848,620
          NA              NA        21,752,026        23,113,376
          NA              NA      (304,934,619)     (186,997,912)
------------    ------------    --------------    --------------

          NA              NA       105,135,831        26,964,084
------------    ------------    --------------    --------------
          NA              NA        18,924,099           380,975(1)
          NA              NA           303,986           154,963(1)
          NA              NA        (4,785,919)      (1,625,991)(1)
------------    ------------    --------------    --------------

          NA              NA        14,442,166        (1,090,053)(1)
------------    ------------    --------------    --------------
  (8,223,979)     (7,835,683)      235,182,436       (50,866,488)
------------    ------------    --------------    --------------
 (13,507,944)    (13,296,335)      253,030,468       (27,861,288)
============    ============    ==============    ==============
$ 22,817,826    $ 36,325,770    $1,699,606,530    $1,446,576,062
============    ============    ==============    ==============

                      80 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                                    STABLE INCOME FUND
                                                                                               ---------------------------
                                                                                                  For the       For the
                                                                                                Year Ended     Year Ended
                                                                                               May 31, 2009   May 31, 2008
                                                                                               ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ...................................................................        840,881      1,259,590
   Shares issued in reinvestment of distributions - Class A ................................        100,750        144,468
   Shares redeemed - Class A ...............................................................     (1,819,223)    (1,697,754)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Class A .................................       (877,592)      (293,696)
                                                                                               ------------   ------------
   Shares sold - Class B ...................................................................         36,880         64,614
   Shares issued in reinvestment of distributions - Class B ................................          3,731          8,377
   Shares redeemed - Class B ...............................................................       (139,686)      (275,669)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Class B .................................        (99,075)      (202,678)
                                                                                               ------------   ------------
   Shares sold - Class C ...................................................................         48,892         90,837
   Shares issued in reinvestment of distributions - Class C ................................          8,958         12,315
   Shares redeemed - Class C ...............................................................       (120,074)       (76,406)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Class C .................................        (62,224)       (26,746)
                                                                                               ------------   ------------
   Shares sold - Administrator Class .......................................................     12,683,987     17,808,247
   Shares issued in reinvestment of distributions - Administrator Class ....................        516,377        757,254
   Shares redeemed - Administrator Class ...................................................    (18,751,315)   (22,964,835)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Administrator Class .....................     (5,550,951)    (4,399,334)
                                                                                               ------------   ------------
   Shares sold - Institutional Class .......................................................             NA             NA
   Shares issued in reinvestment of distributions - Institutional Class ....................             NA             NA
   Shares redeemed - Institutional Class ...................................................             NA             NA
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Institutional Class .....................             NA             NA
                                                                                               ------------   ------------
   Shares sold - Investor Class ............................................................             NA             NA
   Shares issued in reinvestment of distributions - Investor Class .........................             NA             NA
   Shares redeemed - Investor Class ........................................................             NA             NA
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Investor Class ..........................             NA             NA
                                                                                               ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ....     (6,589,842)    (4,868,962)
                                                                                               ============   ============
Ending balance of undistributed/overdistributed net investment income (loss) ...............   $    172,212   $    357,848
                                                                                               ------------   ------------

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 81


Statements of Changes in Net Assets

   STRATEGIC INCOME FUND          TOTAL RETURN BOND FUND
---------------------------   -----------------------------
  For the         For the        For the        For the
 Year Ended     Year Ended     Year Ended      Year Ended
May 31, 2009   May 31, 2008   May 31, 2009    May 31, 2008
------------   ------------   ------------   --------------


    588,652        900,926      17,847,960      3,430,542
    169,960        247,080         318,451        218,391
 (1,512,841)    (1,656,389)     (4,542,169)    (3,410,591)
-----------    -----------    ------------   ------------
   (754,229)      (508,383)     13,624,242        238,342
-----------    -----------    ------------   ------------
     47,588        171,546         101,994        169,180
     48,326         62,541          34,006         42,615
   (324,691)      (435,023)       (401,557)      (520,060)
-----------    -----------    ------------   ------------
   (228,777)      (200,936)       (265,557)      (308,265)
-----------    -----------    ------------   ------------
    156,207         93,057         605,039         55,412
     20,771         27,136          17,214         16,516
   (193,838)      (243,562)        (83,917)      (134,490)
-----------    -----------    ------------   ------------
    (16,860)      (123,369)        538,336        (62,562)
-----------    -----------    ------------   ------------
         NA             NA      28,662,659     39,010,584
         NA             NA       2,976,417      3,237,919
         NA             NA     (36,444,897)   (48,249,917)
-----------    -----------    ------------   ------------
         NA             NA      (4,805,821)    (6,001,414)
-----------    -----------    ------------   ------------
         NA             NA      32,279,951     15,739,758
         NA             NA       1,820,398      1,899,490
         NA             NA     (25,503,561)   (15,410,838)
-----------    -----------    ------------   ------------
         NA             NA       8,596,788      2,228,410
-----------    -----------    ------------   ------------
         NA             NA       1,569,972         31,272(1)
         NA             NA          25,296         12,747(1)
         NA             NA        (399,553)      (134,169)(1)
-----------    -----------    ------------   ------------
         NA             NA       1,195,715        (90,150)(1)
-----------    -----------    ------------   ------------
   (999,866)      (832,688)     18,883,703     (3,995,639)
===========    ===========    ============   ============
$   (22,482)   $   (25,237)   $  1,038,954   $  1,064,705
-----------    -----------    ------------   ------------

                      82 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                           Beginning                    Net Realized    Distributions
                                           Net Asset        Net        and Unrealized     from Net       Distributions
                                           Value Per     Investment     Gain (Loss)      Investment        from Net
                                             Share     Income (Loss)   on Investments      Income       Realized Gains
                                           ---------   -------------   --------------   -------------   --------------
DIVERSIFIED BOND FUND
Administrator Class
June 1, 2008 to May 31, 2009 ...........     $24.18        1.00            (1.13)           (1.01)         (0.41)
June 1, 2007 to May 31, 2008 ...........     $24.51        1.25             0.00(7)         (1.23)         (0.35)
June 1, 2006 to May 31, 2007 ...........     $24.40        1.18             0.29            (1.19)         (0.17)
June 1, 2005 to May 31, 2006 ...........     $25.82        1.08            (1.21)           (1.08)         (0.21)
June 1, 2004 to May 31, 2005 ...........     $25.58        0.92             0.39            (0.92)         (0.15)
INCOME PLUS FUND
Class A
June 1, 2008 to May 31, 2009 ...........     $10.70        0.42(8)          0.15            (0.45)          0.00
June 1, 2007 to May 31, 2008 ...........     $10.65        0.48(8)          0.08            (0.51)          0.00
June 1, 2006 to May 31, 2007 ...........     $10.49        0.53(8)          0.19            (0.56)          0.00
June 1, 2005 to May 31, 2006 ...........     $10.99        0.47(8)         (0.37)           (0.60)          0.00
June 1, 2004 to May 31, 2005 ...........     $10.84        0.57             0.20            (0.62)          0.00
Class B
June 1, 2008 to May 31, 2009 ...........     $10.70        0.35(8)          0.14            (0.37)          0.00
June 1, 2007 to May 31, 2008 ...........     $10.65        0.40(8)          0.08            (0.43)          0.00
June 1, 2006 to May 31, 2007 ...........     $10.49        0.45(8)          0.29            (0.48)          0.00
June 1, 2005 to May 31, 2006 ...........     $10.99        0.39(8)         (0.37)           (0.52)          0.00
June 1, 2004 to May 31, 2005 ...........     $10.84        0.46             0.23            (0.54)          0.00
Class C
June 1, 2008 to May 31, 2009 ...........     $10.69        0.35(8)          0.15            (0.37)          0.00
June 1, 2007 to May 31, 2008 ...........     $10.65        0.40(8)          0.07            (0.43)          0.00
June 1, 2006 to May 31, 2007 ...........     $10.49        0.45(8)          0.21            (0.48)          0.00
June 1, 2005 to May 31, 2006 ...........     $10.99        0.39(8)         (0.37)           (0.52)          0.00
June 1, 2004 to May 31, 2005 ...........     $10.84        0.51             0.18            (0.54)          0.00

----------
(1.) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
     3).

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3.) On June 20, 2008, Class Z was renamed to Investor Class.

(4.) Commencement of operations.

(5.) Includes expenses allocated from the Portfolio(s) in which the Fund invests.

(6.) Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

(7.) Amount is less than $0.005.

(8.) Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.

(9.) Excluding TBA, the portfolio turnover ratio is 242%.

(10.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11.) Excluding TBA, the portfolio turnover ratio is 431%.

(12.) Excluding TBA, the portfolio turnover ratio is 109%.

(13.) Excluding TBA, the portfolio turnover ratio is 335%.

(14.) Excluding TBA, the portfolio turnover ratio is 92%.

(15.) The Fund changed its fiscal year-end from October 31 to May 31.

(16.) Excluding TBA, the portfolio turnover ratio is 81%.

(17.) Excluding TBA, the portfolio turnover ratio is 316%.

(18.) Excluding TBA, the portfolio turnover ratio is 59%.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 83


Financial Highlights

             Ending       Ratio to Average Net Assets (Annualized)(1)
            Net Asset   -----------------------------------------------              Portfolio    Net Assets at
Return of   Value Per   Net Investment     Gross    Expenses      Net      Total      Turnover    End of Period
 Capital      Share      Income (Loss)   Expenses    Waived    Expenses  Return(2)    Rate(10)   (000's omitted)
---------   ---------   --------------   --------   --------   --------  ---------   ---------   ---------------


   0.00       $22.63         4.36%         1.15%(5)  (0.45)%    0.70%(5)   (0.39)%    224%(6,18)     $ 41,205
   0.00       $24.18         4.93%         1.07%(5)  (0.37)%    0.70%(5)    5.16%     141%(6,16)     $ 48,447
   0.00       $24.51         4.72%         0.99%(5)  (0.29)%    0.70%(5)    6.09%     158%(6,14)     $ 80,075
   0.00       $24.40         4.24%         0.97%(5)  (0.27)%    0.70%(5)   (0.53)%    163%(6,12)     $ 98,574
   0.00       $25.82         3.53%         0.91%(5)  (0.21)%    0.70%(5)    5.24%      56%(6)        $133,277


   0.00       $10.82         4.01%         1.05%     (0.15)%    0.90%      5.52%      455%           $ 94,938
   0.00       $10.70         4.50%         1.35%     (0.35)%    1.00%      5.37%      245%           $ 43,481
   0.00       $10.65         4.96%         1.34%     (0.34)%    1.00%      7.04%      205%           $ 37,526
   0.00       $10.49         4.38%         1.29%     (0.29)%    1.00%      0.97%      171%           $ 38,995
   0.00       $10.99         5.48%         1.25%     (0.67)%    0.58%      7.27%      132%           $ 42,676

   0.00       $10.82         3.30%         1.80%     (0.15)%    1.65%      4.69%      455%           $  3,937
   0.00       $10.70         3.75%         2.10%     (0.35)%    1.75%      4.58%      245%           $  7,067
   0.00       $10.65         4.24%         2.09%     (0.34)%    1.75%      6.24%      205%           $ 10,682
   0.00       $10.49         3.61%         2.04%     (0.29)%    1.75%      0.21%      171%           $ 14,833
   0.00       $10.99         4.76%         2.00%     (0.68)%    1.32%      6.47%      132%           $ 20,165

   0.00       $10.82         3.32%         1.80%     (0.15)%    1.65%      4.85%      455%           $  7,242
   0.00       $10.69         3.75%         2.10%     (0.35)%    1.75%      4.50%      245%           $  4,870
   0.00       $10.65         4.23%         2.09%     (0.34)%    1.75%      6.24%      205%           $  4,633
   0.00       $10.49         3.63%         2.04%     (0.29)%    1.75%      0.21%      171%           $  5,581
   0.00       $10.99         4.74%         2.00%     (0.68)%    1.32%      6.47%      132%           $  6,451

                      84 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                      Beginning                    Net Realized    Distributions
                                      Net Asset        Net        and Unrealized      from Net      Distributions
                                      Value Per    Investment       Gain (Loss)      Investment       from Net
                                        Share     Income (Loss)   on Investments       Income      Realized Gains
                                      ---------   -------------   --------------   -------------   --------------
INCOME PLUS FUND (continued)
Institutional Class
July 18, 2008(4) to May 31, 2009 ..     $10.51       0.39(8)            0.36            (0.44)           0.00
INVESTOR CLASS
July 18, 2008(4) to May 31, 2009 ..     $10.51       0.36(8)            0.36            (0.41)           0.00
INFLATION-PROTECTED BOND FUND
Class A
June 1, 2008 to May 31, 2009 ......     $10.22       0.07              (0.25)           (0.19)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.62       0.54               0.62            (0.56)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.60       0.40              (0.04)           (0.34)           0.00
June 1, 2005 to May 31, 2006 ......     $10.45       0.42(8)           (0.63)           (0.46)          (0.18)
June 1, 2004 to May 31, 2005 ......     $10.04       0.37               0.43            (0.33)          (0.06)
Class B
June 1, 2008 to May 31, 2009 ......     $10.20       0.03              (0.29)           (0.14)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.60       0.48               0.61            (0.49)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.58       0.34              (0.06)           (0.26)           0.00
June 1, 2005 to May 31, 2006 ......     $10.42       0.35(8)           (0.63)           (0.38)          (0.18)
June 1, 2004 to May 31, 2005 ......     $10.03       0.31               0.40            (0.26)          (0.06)
Class C
June 1, 2008 to May 31, 2009 ......     $10.20       0.01              (0.26)           (0.14)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.61       0.45               0.63            (0.49)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.58       0.35              (0.06)           (0.26)           0.00
June 1, 2005 to May 31, 2006 ......     $10.43       0.35(8)           (0.63)           (0.39)          (0.18)
June 1, 2004 to May 31, 2005 ......     $10.04       0.31               0.40            (0.26)          (0.06)
Administrator Class
June 1, 2008 to May 31, 2009 ......     $10.21       0.12              (0.28)           (0.21)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.60       0.59               0.61            (0.59)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.58       0.44              (0.06)           (0.36)           0.00
June 1, 2005 to May 31, 2006 ......     $10.43       0.44(8)           (0.63)           (0.48)          (0.18)
June 1, 2004 to May 31, 2005 ......     $10.03       0.39               0.43            (0.36)          (0.06)
SHORT DURATION GOVERNMENT BOND FUND
Class A
June 1, 2008 to May 31, 2009 ......     $10.01       0.37               0.32            (0.40)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.85       0.40               0.18            (0.42)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.81       0.39               0.06            (0.41)           0.00
June 1, 2005 to May 31, 2006 ......     $10.01       0.33(8)           (0.18)           (0.35)           0.00
June 1, 2004 to May 31, 2005 ......     $10.13       0.27              (0.09)           (0.30)           0.00
Class B
June 1, 2008 to May 31, 2009 ......     $10.01       0.30               0.32            (0.32)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.86       0.33               0.16            (0.34)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.81       0.33               0.06            (0.34)           0.00
June 1, 2005 to May 31, 2006 ......     $10.02       0.25(8)           (0.19)           (0.27)           0.00
June 1, 2004 to May 31, 2005 ......     $10.13       0.19              (0.08)           (0.22)           0.00
Class C
June 1, 2008 to May 31, 2009 ......     $10.02       0.34               0.28            (0.32)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.87       0.31               0.18            (0.34)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.82       0.30               0.09            (0.34)           0.00
June 1, 2005 to May 31, 2006 ......     $10.03       0.25(8)           (0.19)           (0.27)           0.00
June 1, 2004 to May 31, 2005 ......     $10.14       0.14              (0.03)           (0.22)           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 85


Financial Highlights

              Ending      Ratio to Average Net Assets (Annualized)(1)
            Net Asset   -----------------------------------------------               Portfolio    Net Assets at
Return of   Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
 Capital      Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(10)   (000's omitted)
---------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------

   0.00       $10.82         4.29%       0.69%       (0.08)%   0.61%        7.29%       455%          $ 97,574

   0.00       $10.82         3.94%       1.08%       (0.14)%   0.94%        6.99%       455%          $177,010


  (0.09)      $ 9.76         0.66%       0.95%(5)    (0.12)%   0.83%(5)    (1.68)%       53%(6)       $ 31,826
   0.00       $10.22         5.52%       1.23%(5)    (0.38)%   0.85%(5)    12.34%        40%(6)       $ 24,982
   0.00       $ 9.62         3.89%       1.05%(5)    (0.20)%   0.85%(5)     3.74%        37%(6)       $ 21,115
   0.00       $ 9.60         4.18%       1.22%(5)    (0.37)%   0.85%(5)    (2.11)%       47%(6)       $ 27,726
   0.00       $10.45         3.63%       1.23%(5)    (0.37)%   0.86%(5)     8.12%       425%(6)       $ 28,437

  (0.09)      $ 9.71         0.42%       1.72%(5)    (0.13)%   1.59%(5)    (2.51)%       53%(6)       $  5,255
   0.00       $10.20         4.61%       1.98%(5)    (0.38)%   1.60%(5)    11.53%        40%(6)       $  7,365
   0.00       $ 9.60         3.27%       1.80%(5)    (0.20)%   1.60%(5)     2.97%        37%(6)       $  7,321
   0.00       $ 9.58         3.50%       1.97%(5)    (0.37)%   1.60%(5)    (2.76)%       47%(6)       $ 10,149
   0.00       $10.42         2.99%       1.99%(5)    (0.39)%   1.60%(5)     7.13%       425%(6)       $ 12,168

  (0.09)      $ 9.72         0.18%       1.69%(5)    (0.10)%   1.59%(5)    (2.41)%       53%(6)       $ 10,237
   0.00       $10.20         4.78%       1.98%(5)    (0.38)%   1.60%(5)    11.41%        40%(6)       $  9,913
   0.00       $ 9.61         3.27%       1.80%(5)    (0.20)%   1.60%(5)     3.08%        37%(6)       $  7,202
   0.00       $ 9.58         3.50%       1.97%(5)    (0.37)%   1.60%(5)    (2.85)%       47%(6)       $ 10,248
   0.00       $10.43         3.00%       1.99%(5)    (0.39)%   1.60%(5)     7.12%       425%(6)       $ 13,873

  (0.09)      $ 9.75         0.70%       0.88%(5)    (0.28)%   0.60%(5)    (1.53)%       53%(6)       $ 27,428
   0.00       $10.21         5.43%       1.06%(5)    (0.46)%   0.60%(5)    12.74%        40%(6)       $ 14,926
   0.00       $ 9.60         3.76%       0.87%(5)    (0.27)%   0.60%(5)     3.99%        37%(6)       $ 16,527
   0.00       $ 9.58         4.37%       1.04%(5)    (0.44)%   0.60%(5)    (1.88)%       47%(6)       $ 63,869
   0.00       $10.43         4.11%       0.93%(5)    (0.33)%   0.60%(5)     8.30%       425%(6)       $ 53,237


   0.00       $10.30         3.61%       0.94%       (0.09)%   0.85%        7.05%       277%          $105,430
   0.00       $10.01         4.02%       1.11%       (0.26)%   0.85%        5.95%       210%          $ 66,495
   0.00       $ 9.85         4.04%       1.10%       (0.25)%   0.85%        4.69%       493%          $ 77,602
   0.00       $ 9.81         3.30%       1.08%       (0.23)%   0.85%        1.51%       316%          $ 77,886
   0.00       $10.01         2.44%       1.28%       (0.42)%   0.86%        1.79%       272%          $ 94,059

   0.00       $10.31         2.90%       1.69%       (0.09)%   1.60%        6.36%       277%          $  4,779
   0.00       $10.01         3.29%       1.86%       (0.26)%   1.60%        5.06%       210%          $  7,260
   0.00       $ 9.86         3.29%       1.85%       (0.25)%   1.60%        4.01%       493%          $ 12,230
   0.00       $ 9.81         2.55%       1.83%       (0.23)%   1.60%        0.66%       316%          $ 18,338
   0.00       $10.02         1.74%       2.02%       (0.41)%   1.61%        1.13%       272%          $ 27,078

   0.00       $10.32         2.82%       1.69%       (0.09)%   1.60%        6.34%       277%          $ 18,009
   0.00       $10.02         3.28%       1.86%       (0.26)%   1.60%        5.06%       210%          $  7,087
   0.00       $ 9.87         3.29%       1.85%       (0.25)%   1.60%        4.01%       493%          $  8,440
   0.00       $ 9.82         2.54%       1.83%       (0.23)%   1.60%        0.66%       316%          $ 11,540
   0.00       $10.03         1.59%       2.04%       (0.42)%   1.62%        1.13%       272%          $ 19,553

                      86 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                                  Beginning                    Net Realized    Distributions
                                                  Net Asset        Net        and Unrealized      from Net     Distributions
                                                  Value Per     Investment      Gain (Loss)      Investment       from Net
                                                    Share     Income (Loss)   on Investments       Income      Realized Gains
                                                  ---------   -------------   --------------   -------------   --------------
SHORT DURATION GOVERNMENT BOND FUND (continued)
Administrator Class
June 1, 2008 to May 31, 2009 ..................     $10.02         0.39             0.33           (0.42)          0.00
June 1, 2007 to May 31, 2008 ..................     $ 9.86         0.42             0.18           (0.44)          0.00
June 1, 2006 to May 31, 2007 ..................     $ 9.82         0.42             0.06           (0.44)          0.00
June 1, 2005 to May 31, 2006 ..................     $10.03         0.35(8)         (0.19)          (0.37)          0.00
June 1, 2004 to May 31, 2005 ..................     $10.14         0.29            (0.07)          (0.33)          0.00
Institutional Class
June 1, 2008 to May 31, 2009 ..................     $10.02         0.41             0.33           (0.44)          0.00
June 1, 2007 to May 31, 2008 ..................     $ 9.86         0.44             0.18           (0.46)          0.00
June 1, 2006 to May 31, 2007 ..................     $ 9.82         0.44             0.06           (0.46)          0.00
June 1, 2005 to May 31, 2006 ..................     $10.03         0.38(8)         (0.20)          (0.39)          0.00
April 8, 2005(4) to May 31, 2005 ..............     $10.00         0.05             0.03           (0.05)          0.00
STABLE INCOME FUND
Class A
June 1, 2008 to May 31, 2009 ..................     $ 9.89         0.32            (0.64)          (0.32)          0.00
June 1, 2007 to May 31, 2008 ..................     $10.27         0.42            (0.38)          (0.42)          0.00
June 1, 2006 to May 31, 2007 ..................     $10.23         0.43             0.05           (0.44)          0.00
June 1, 2005 to May 31, 2006 ..................     $10.38         0.40(8)         (0.15)          (0.40)          0.00
June 1, 2004 to May 31, 2005 ..................     $10.33         0.16             0.03           (0.14)          0.00
Class B
June 1, 2008 to May 31, 2009 ..................     $ 9.88         0.25            (0.63)          (0.25)          0.00
June 1, 2007 to May 31, 2008 ..................     $10.26         0.34            (0.38)          (0.34)          0.00
June 1, 2006 to May 31, 2007 ..................     $10.22         0.34             0.06           (0.36)          0.00
June 1, 2005 to May 31, 2006 ..................     $10.37         0.32(8)         (0.15)          (0.32)          0.00
June 1, 2004 to May 31, 2005 ..................     $10.32         0.08             0.03           (0.06)          0.00
Class C
June 1, 2008 to May 31, 2009 ..................     $ 9.85         0.23            (0.61)          (0.25)          0.00
June 1, 2007 to May 31, 2008 ..................     $10.24         0.34            (0.39)          (0.34)          0.00
June 1, 2006 to May 31, 2007 ..................     $10.20         0.36             0.05           (0.37)          0.00
June 1, 2005 to May 31, 2006 ..................     $10.35         0.32(8)         (0.15)          (0.32)          0.00
June 1, 2004 to May 31, 2005 ..................     $10.30         0.07             0.04           (0.06)          0.00
Administrator Class
June 1, 2008 to May 31, 2009 ..................     $ 9.88         0.34            (0.63)          (0.34)          0.00
June 1, 2007 to May 31, 2008 ..................     $10.27         0.44            (0.39)          (0.44)          0.00
June 1, 2006 to May 31, 2007 ..................     $10.23         0.45             0.05           (0.46)          0.00
June 1, 2005 to May 31, 2006 ..................     $10.38         0.42(8)         (0.15)          (0.42)          0.00
June 1, 2004 to May 31, 2005 ..................     $10.33         0.20             0.02           (0.17)          0.00
STRATEGIC INCOME FUND
Class A
June 1, 2008 to May 31, 2009 ..................     $ 9.46         0.72            (1.42)          (0.72)          0.00
June 1, 2007 to May 31, 2008 ..................     $10.62         0.68            (1.00)          (0.68)         (0.16)
June 1, 2006 to May 31, 2007 ..................     $10.18         0.67             0.50           (0.67)         (0.06)
June 1, 2005 to May 31, 2006 ..................     $10.23         0.67             0.14           (0.67)         (0.19)
November 1, 2004 to May 31, 2005(15) ..........     $10.41         0.37            (0.18)          (0.37)          0.00
November 1, 2003 to October 31, 2004 ..........     $ 9.90         0.71             0.51           (0.71)          0.00
Class B
June 1, 2008 to May 31, 2009 ..................     $ 9.47         0.66            (1.43)          (0.66)          0.00
June 1, 2007 to May 31, 2008 ..................     $10.63         0.61            (1.00)          (0.61)         (0.16)
June 1, 2006 to May 31, 2007 ..................     $10.18         0.59             0.51           (0.59)         (0.06)
June 1, 2005 to May 31, 2006 ..................     $10.23         0.59             0.14           (0.59)         (0.19)
November 1, 2004 to May 31, 2005(15) ..........     $10.42         0.30            (0.19)          (0.30)          0.00
November 1, 2003 to October 31, 2004 ..........     $ 9.90         0.59             0.52           (0.59)          0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 87


Financial Highlights

             Ending       Ratio to Average Net Assets (Annualized)(1)
            Net Asset   -----------------------------------------------               Portfolio    Net Assets at
Return of   Value Per   Net Investment    Gross     Expenses      Net       Total      Turnover    End of Period
 Capital      Share     Income (Loss)    Expenses    Waived    Expenses   Return(2)    Rate(10)   (000's omitted)
---------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------


   0.00       $10.32         3.89%         0.84%     (0.24)%    0.60%        7.42%       277%        $356,409
   0.00       $10.02         4.26%         0.93%     (0.33)%    0.60%        6.21%       210%        $246,592
   0.00       $ 9.86         4.28%         0.92%     (0.32)%    0.60%        4.95%       493%        $310,530
   0.00       $ 9.82         3.55%         0.90%     (0.30)%    0.60%        1.67%       316%        $401,837
   0.00       $10.03         2.66%         0.98%     (0.38)%    0.60%        2.16%       272%        $444,331

   0.00       $10.32         4.02%         0.59%     (0.17)%    0.42%        7.61%       277%        $248,124
   0.00       $10.02         4.42%         0.67%     (0.25)%    0.42%        6.40%       210%        $ 87,784
   0.00       $ 9.86         4.48%         0.65%     (0.23)%    0.42%        5.13%       493%        $ 55,973
   0.00       $ 9.82         3.89%         0.63%     (0.21)%    0.42%        1.85%       316%        $ 27,172
   0.00       $10.03         3.35%         0.76%     (0.33)%    0.43%        0.91%       272%        $     10


   0.00       $ 9.25         3.30%         0.94%(5)  (0.09)%    0.85%(5)    (3.24)%        7%(6)     $ 32,958
   0.00       $ 9.89         4.14%         0.96%(5)  (0.11)%    0.85%(5)     0.35%        22%(6)     $ 43,897
   0.00       $10.27         4.18%         1.00%(5)  (0.15)%    0.85%(5)     4.80%        21%(6)     $ 48,629
   0.00       $10.23         3.83%         1.06%(5)  (0.19)%    0.87%(5)     2.47%        23%(6)     $ 64,827
   0.00       $10.38         1.48%         1.00%(5)  (0.10)%    0.90%(5)     1.87%        43%(6)     $ 83,406

   0.00       $ 9.25         2.57%         1.69%(5)  (0.09)%    1.60%(5)    (3.90)%        7%(6)     $  1,164
   0.00       $ 9.88         3.40%         1.71%(5)  (0.11)%    1.60%(5)    (0.42)%       22%(6)     $  2,222
   0.00       $10.26         3.40%         1.75%(5)  (0.15)%    1.60%(5)     3.98%        21%(6)     $  4,389
   0.00       $10.22         3.06%         1.81%(5)  (0.19)%    1.62%(5)     1.69%        23%(6)     $ 11,519
   0.00       $10.37         0.75%         1.75%(5)  (0.10)%    1.65%(5)     1.00%        43%(6)     $ 20,970

   0.00       $ 9.22         2.55%         1.68%(5)  (0.08)%    1.60%(5)    (3.89)%        7%(6)     $  3,216
   0.00       $ 9.85         3.37%         1.71%(5)  (0.11)%    1.60%(5)    (0.49)%       22%(6)     $  4,049
   0.00       $10.24         3.43%         1.75%(5)  (0.15)%    1.60%(5)     4.03%        21%(6)     $  3,935
   0.00       $10.20         3.07%         1.81%(5)  (0.19)%    1.62%(5)     1.70%        23%(6)     $  4,355
   0.00       $10.35         0.74%         1.75%(5)  (0.10)%    1.65%(5)     1.10%        43%(6)     $  7,137

   0.00       $ 9.25         3.51%         0.86%(5)  (0.21)%    0.65%(5)    (2.95)%        7%(6)     $189,837
   0.00       $ 9.88         4.34%         0.78%(5)  (0.13)%    0.65%(5)     0.45%        22%(6)     $257,752
   0.00       $10.27         4.38%         0.81%(5)  (0.16)%    0.65%(5)     5.01%        21%(6)     $312,988
   0.00       $10.23         4.08%         0.88%(5)  (0.23)%    0.65%(5)     2.70%        23%(6)     $366,798
   0.00       $10.38         1.76%         0.68%(5)  (0.03)%    0.65%(5)     2.14%        43%(6)     $356,223


   0.00       $ 8.04         8.92%         1.49%     (0.39)%    1.10%       (6.75)%       41%        $ 15,519
   0.00       $ 9.46         6.93%         1.43%     (0.33)%    1.10%       (3.01)%       63%        $ 25,406
   0.00       $10.62         6.43%         1.39%     (0.29)%    1.10%       11.97%        79%        $ 33,921
   0.00       $10.18         6.53%         1.61%     (0.51)%    1.10%        8.18%        89%        $ 19,858
   0.00       $10.23         5.97%         1.57%     (0.48)%    1.09%        1.79%        76%        $ 13,254
   0.00       $10.41         6.95%         1.52%     (0.40)%    1.12%       12.70%       141%        $ 13,786

   0.00       $ 8.04         8.23%         2.23%     (0.38)%    1.85%       (7.54)%       41%        $  4,255
   0.00       $ 9.47         6.19%         2.18%     (0.33)%    1.85%       (3.71)%       63%        $  7,174
   0.00       $10.63         5.73%         2.15%     (0.30)%    1.85%       11.25%        79%        $ 10,188
   0.00       $10.18         5.78%         2.36%     (0.51)%    1.85%        7.38%        89%        $  9,554
   0.00       $10.23         4.90%         2.31%     (0.14)%    2.17%        1.05%        76%        $ 10,062
   0.00       $10.42         5.82%         2.30%     (0.04)%    2.26%       11.55%       141%        $ 10,076

                      88 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                            Beginning                    Net Realized    Distributions
                                            Net Asset        Net        and Unrealized      from Net      Distributions
                                            Value Per     Investment      Gain (Loss)     Investment        from Net
                                              Share     Income (Loss)   on Investments       Income      Realized Gains
                                            ---------   -------------   --------------   -------------   --------------
STRATEGIC INCOME FUND (continued)
Class C
June 1, 2008 to May 31, 2009 ............     $ 9.45         0.66           (1.43)           (0.66)           0.00
June 1, 2007 to May 31, 2008 ............     $10.61         0.61           (1.00)           (0.61)          (0.16)
June 1, 2006 to May 31, 2007 ............     $10.17         0.59            0.50            (0.59)          (0.06)
June 1, 2005 to May 31, 2006 ............     $10.21         0.59            0.15            (0.59)          (0.19)
November 1, 2004 to May 31, 2005(15) ....     $10.40         0.31           (0.19)           (0.31)           0.00
November 1, 2003 to October 31, 2004 ....     $ 9.89         0.59            0.51            (0.59)           0.00
TOTAL RETURN BOND FUND
Class A
June 1, 2008 to May 31, 2009 ............     $12.37         0.56            0.17            (0.58)           0.00
June 1, 2007 to May 31, 2008 ............     $12.20         0.56            0.18            (0.57)           0.00
June 1, 2006 to May 31, 2007 ............     $12.02         0.56            0.18            (0.56)           0.00
June 1, 2005 to May 31, 2006 ............     $12.62         0.49           (0.60)           (0.49)           0.00
June 1, 2004 to May 31, 2005 ............     $12.32         0.42            0.34            (0.43)          (0.03)
Class B
June 1, 2008 to May 31, 2009 ............     $12.38         0.45            0.19            (0.49)           0.00
June 1, 2007 to May 31, 2008 ............     $12.21         0.48            0.17            (0.48)           0.00
June 1, 2006 to May 31, 2007 ............     $12.03         0.46            0.18            (0.46)           0.00
June 1, 2005 to May 31, 2006 ............     $12.63         0.40           (0.60)           (0.40)           0.00
June 1, 2004 to May 31, 2005 ............     $12.33         0.32            0.34            (0.33)          (0.03)
Class C
June 1, 2008 to May 31, 2009 ............     $12.31         0.46            0.18            (0.49)           0.00
June 1, 2007 to May 31, 2008 ............     $12.14         0.47            0.17            (0.47)           0.00
June 1, 2006 to May 31, 2007 ............     $11.96         0.46            0.18            (0.46)           0.00
June 1, 2005 to May 31, 2006 ............     $12.57         0.39           (0.61)           (0.39)           0.00
June 1, 2004 to May 31, 2005 ............     $12.26         0.32            0.35            (0.33)          (0.03)
Administrator Class
June 1, 2008 to May 31, 2009 ............     $12.16         0.56            0.18            (0.59)           0.00
June 1, 2007 to May 31, 2008 ............     $11.99         0.57            0.18            (0.58)           0.00
June 1, 2006 to May 31, 2007 ............     $11.81         0.57            0.18            (0.57)           0.00
June 1, 2005 to May 31, 2006 ............     $12.41         0.51           (0.60)           (0.51)           0.00
June 1, 2004 to May 31, 2005 ............     $12.11         0.44            0.34            (0.45)          (0.03)
Institutional Class
June 1, 2008 to May 31, 2009 ............     $12.15         0.59            0.18            (0.62)           0.00
June 1, 2007 to May 31, 2008 ............     $11.98         0.61            0.18            (0.62)           0.00
June 1, 2006 to May 31, 2007 ............     $11.81         0.59            0.18            (0.60)           0.00
June 1, 2005 to May 31, 2006 ............     $12.40         0.54           (0.59)           (0.54)           0.00
June 1, 2004 to May 31, 2005 ............     $12.11         0.48            0.33            (0.49)          (0.03)
Investor Class
June 1, 2008 to May 31, 2009(3) .........     $12.15         0.55            0.17            (0.57)           0.00
June 1, 2007 to May 31, 2008(3) .........     $11.99         0.55            0.16            (0.55)           0.00
June 1, 2006 to May 31, 2007(3) .........     $11.81         0.54            0.18            (0.54)           0.00
June 1, 2005 to May 31, 2006(3) .........     $12.41         0.46           (0.59)           (0.47)           0.00
April 8, 2005(4) to May 31, 2005(3)......     $12.19         0.06            0.22            (0.06)           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 89


Financial Highlights

             Ending
            Net Asset     Ratio to Average Net Assets (Annualized)(1)                  Portfolio    Net Assets at
Return of   Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover     End of Period
 Capital      Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(10)    (000's omitted)
---------   ---------   --------------   --------   --------   --------   ---------   ----------   ---------------


   0.00       $ 8.02         8.25%       2.23%       (0.38)%   1.85%       (7.58)%     41%             $  3,044
   0.00       $ 9.45         6.19%       2.17%       (0.32)%   1.85%       (3.73)%     63%             $  3,745
   0.00       $10.61         5.69%       2.14%       (0.29)%   1.85%       11.15%      79%             $  5,513
   0.00       $10.17         5.77%       2.36%       (0.51)%   1.85%        7.49%      89%             $  3,356
   0.00       $10.21         4.99%       2.20%       (0.13)%   2.07%        1.11%      76%             $  3,822
   0.00       $10.40         5.81%       2.34%       (0.03)%   2.31%       11.40%     141%             $  4,834


   0.00       $12.52         4.30%       0.89%(5)    (0.04)%   0.85%(5)     6.16%     633%(6,9)        $237,191
   0.00       $12.37         4.49%       0.99%(5)    (0.09)%   0.90%(5)     6.15%     572%(6,17)       $ 65,825
   0.00       $12.20         4.51%       0.99%(5)    (0.09)%   0.90%(5)     6.20%     665%(6,13)       $ 62,004
   0.00       $12.02         3.88%       1.03%(5)    (0.13)%   0.90%(5)    (0.91)%    704%(6,11)       $ 69,066
   0.00       $12.62         3.30%       1.12%(5)    (0.22)%   0.90%(5)     6.19%     767%(6)          $ 84,188

   0.00       $12.53         3.77%       1.65%(5)    (0.05)%   1.60%(5)     5.38%     633%(6,9)        $ 10,082
   0.00       $12.38         3.69%       1.75%(5)    (0.10)%   1.65%(5)     5.36%     572%(6,17)       $ 13,248
   0.00       $12.21         3.77%       1.74%(5)    (0.09)%   1.65%(5)     5.41%     665%(6,13)       $ 16,827
   0.00       $12.03         3.13%       1.78%(5)    (0.13)%   1.65%(5)    (1.65)%    704%(6,11)       $ 21,356
   0.00       $12.63         2.57%       1.86%(5)    (0.21)%   1.65%(5)     5.39%     767%(6)          $ 27,681

   0.00       $12.46         3.67%       1.64%(5)    (0.04)%   1.60%(5)     5.38%     633%(6,9)        $ 12,410
   0.00       $12.31         3.78%       1.74%(5)    (0.09)%   1.65%(5)     5.37%     572%(6,17)       $  5,632
   0.00       $12.14         3.77%       1.74%(5)    (0.09)%   1.65%(5)     5.42%     665%(6,13)       $  6,313
   0.00       $11.96         3.14%       1.78%(5)    (0.13)%   1.65%(5)    (1.75)%    704%(6,11)       $  7,827
   0.00       $12.57         2.57%       1.87%(5)    (0.22)%   1.65%(5)     5.52%     767%(6)          $  9,823

   0.00       $12.31         4.65%       0.82%(5)    (0.12)%   0.70%(5)     6.35%     633%(6,9)        $816,927
   0.00       $12.16         4.72%       0.82%(5)    (0.12)%   0.70%(5)     6.38%     572%(6,17)       $865,453
   0.00       $11.99         4.71%       0.81%(5)    (0.11)%   0.70%(5)     6.44%     665%(6,13)       $925,385
   0.00       $11.81         4.12%       0.85%(5)    (0.15)%   0.70%(5)    (0.78)%    704%(6,11)       $783,354
   0.00       $12.41         3.58%       0.94%(5)    (0.24)%   0.70%(5)     6.53%     767%(6)          $720,935

   0.00       $12.30         4.91%       0.55%(5)    (0.13)%   0.42%(5)     6.65%     633%(6,9)        $604,992
   0.00       $12.15         4.97%       0.55%(5)    (0.13)%   0.42%(5)     6.68%     572%(6,17)       $493,165
   0.00       $11.98         5.00%       0.54%(5)    (0.12)%   0.42%(5)     6.65%     665%(6,13)       $459,619
   0.00       $11.81         4.43%       0.58%(5)    (0.16)%   0.42%(5)    (0.42)%    704%(6,11)       $341,620
   0.00       $12.40         3.87%       0.68%(5)    (0.26)%   0.42%(5)     6.74%     767%(6)          $248,414

   0.00       $12.30         4.36%       0.95%(5)    (0.05)%   0.90%(5)     6.15%     633%(6,9)        $ 18,005
   0.00       $12.15         4.29%       1.15%(5)    (0.20)%   0.95%(5)     6.04%     572%(6,17)       $  3,254
   0.00       $11.99         4.44%       1.15%(5)    (0.20)%   0.95%(5)     6.17%     665%(6,13)       $  4,289
   0.00       $11.81         3.74%       1.19%(5)    (0.24)%   0.95%(5)    (1.03)%    704%(6,11)       $  6,578
   0.00       $12.41         3.42%       1.23%(5)    (0.28)%   0.95%(5)     2.31%     767%(6)          $ 29,204

                      90 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2009, was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Diversified Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, and Total Return Bond Fund.

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholding servicing, and administration fees.

As of the open of business on July 21, 2008, the Wells Fargo Advantage Income Plus Fund (the "Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Wells Fargo Advantage Corporate Bond Fund (the "Target Fund") (the "Acquisition"). The Acquiring Fund was deemed to be the accounting survivor in the Acquisition.

The Acquisition was completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of the Target Fund on June 30, 2008. The Acquisition was accomplished through the following steps. In a tax-free exchange, the Acquiring Fund issued 19,425,508 of its Investor Class shares (valued at $194,289,050), 1,708,181 of its Class A shares (valued at $17,080,253), and 2,251,367 of its Institutional Class shares (valued at $22,509,702), in exchange for all of the assets and liabilities of the Target Fund. The aggregate net assets of the Target Fund, representing the aggregate net asset value of the Investor Class shares, Advisor Class shares, and Institutional Class shares of the Target Fund, at the close of business on July 18, 2008 were valued at $233,879,005, and included $6,256,110 of net unrealized depreciation, and were combined with those of the Acquiring Fund. The Target Fund then liquidated by distributing (i) Class A shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Advisor Class shares of the Target Fund, (ii) Investor Class shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Investor Class shares of the Target Fund, and
(iii) Institutional Class shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Institutional Class shares of the Target Fund. As a result, the Target Fund shareholders received shares of their specified class of the Acquiring Fund with a total value equal to the value of their Target Fund shares at the close of business on July 18, 2008.

In connection with the Acquisition, the Target Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the Acquiring Fund shares immediately after the Acquisition totaled $291,337,674.

The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each seek to achieve their investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund are as follows:

                                     DIVERSIFIED   INFLATION-PROTECTED     STABLE      TOTAL RETURN
                                      BOND FUND         BOND FUND        INCOME FUND     BOND FUND
                                     -----------   -------------------   -----------   ------------
INFLATION-PROTECTED BOND PORTFOLIO        3%                51%              NA             NA
MANAGED FIXED INCOME PORTFOLIO            6%                NA               NA             NA
STABLE INCOME PORTFOLIO                  NA                 NA               61%            NA
TOTAL RETURN BOND PORTFOLIO               1%                NA               NA             86%

                      Wells Fargo Advantage Income Funds 91


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

FAIR VALUATION MEASUREMENTS

In accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

                      92 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments in securities:

                                                                                 Total Fair Value
FUND*                                   Level 1        Level 2       Level 3     as of 05/31/2009
-----                                 -----------   ------------   -----------   ----------------
INCOME PLUS FUND                      $63,612,383   $531,681,874   $ 3,035,568     $598,329,825
SHORT DURATION GOVERNMENT BOND FUND    52,175,304    789,183,867    12,757,530      854,116,701
STRATEGIC INCOME FUND                   2,133,292     25,155,310       690,727       27,979,329

* The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund invest only in Master Portfolios. See Note 2 in Notes to Financial Statements in Master Portfolio section for fair valuation measurements information for these Funds.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments in other financial instruments:**

                                                 Total Unrealized
                                                   Appreciation/
FUND               Level 1   Level 2   Level 3    (Depreciation)
----               -------   -------   -------   ----------------
INCOME PLUS FUND   $72,493      $0        $0          $72,493

** Other financial instruments may include: futures, options, sale commitments, and swaps.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' liabilities carried at fair value:

                                                                        Total Fair Value
FUND*                                 Level 1     Level 2     Level 3   as of 05/31/2009
-----                                 -------   -----------   -------   ----------------
SHORT DURATION GOVERNMENT BOND FUND      $0     $36,635,470      $0        $36,635,470

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                         SHORT DURATION       STRATEGIC
                                                   INCOME PLUS FUND   GOVERNMENT BOND FUND   INCOME FUND
                                                   ----------------   --------------------   -----------
Balance as of 05/31/2008                              $ 2,237,605          $17,241,168        $ 969,514
   Accrued discounts (premiums)                             1,178               (1,924)           5,302
   Realized gain (loss)                                 1,029,925             (708,912)         (19,520)
Change in unrealized appreciation (depreciation)       (1,751,789)            (726,931)         (79,713)
   Net purchases (sales)                                2,252,833           (8,765,531)        (184,856)
   Transfer in (out) of Level 3                          (734,184)           5,719,661                0
Balance as of 05/31/2009                              $ 3,035,568          $12,757,530        $ 690,727

                                                                                      SHORT DURATION       STRATEGIC
                                                                INCOME PLUS FUND   GOVERNMENT BOND FUND   INCOME FUND
                                                                ----------------   --------------------   -----------
Change in unrealized appreciation (depreciation)
   relating to securities held at the end of reporting period      $(1,751,789)          $(726,931)         $(79,713)

                      Wells Fargo Advantage Income Funds 93


Notes to Financial Statements

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders monthly, with the exception of the Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Strategic Income Fund and Total Return Bond Fund, for which net investment income, if any, is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At May 31, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                         Undistributed/       Undistributed Net
                                      Overdistributed Net   Realized Gain (Loss)
FUND                                   Investment Income        on Investments     Paid-in Capital
----                                  -------------------   --------------------   ---------------
DIVERSIFIED BOND FUND                      $   21,689           $    (21,689)       $           0
INCOME PLUS FUND                            1,831,697            117,260,665         (119,092,362)
SHORT DURATION GOVERNMENT BOND FUND         1,661,547             (1,661,547)                   0
STRATEGIC INCOME FUND                           2,755                  2,175               (4,930)
TOTAL RETURN BOND FUND                      3,586,163             (3,586,163)                   0

                      94 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2009.

Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2009; May 31, 2008; May 31, 2007; May 31, 2006) are subject to examination by the Internal Revenue Service and state departments of revenue.

At May 31, 2009, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                        Capital Loss
FUND                                  Expiration Year   Carryforwards
----                                  ---------------   -------------
INCOME PLUS FUND                           2010          $1,602,869
                                           2011             484,626
                                           2013             210,712
                                           2014           1,422,930
                                           2015             836,942
                                           2016           3,941,771
INFLATION-PROTECTED BOND FUND              2015           2,705,798
                                           2016           1,003,933
                                           2017             605,645
SHORT DURATION GOVERNMENT BOND FUND        2015           3,454,237
                                           2016           6,050,378
STABLE INCOME FUND                         2012             640,535
                                           2013             327,692
                                           2014           1,232,465
                                           2015             394,153
STRATEGIC INCOME FUND                      2016              95,150
                                           2017           3,285,888

At May 31, 2009, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                      Deferred Post-October
FUND                                      Capital Loss
----                                  ---------------------
DIVERSIFIED BOND FUND                       $  339,822
INCOME PLUS FUND                             1,959,637
INFLATION-PROTECTED BOND FUND                  651,369
STABLE INCOME FUND                               1,382
STRATEGIC INCOME FUND                        2,565,272
TOTAL RETURN BOND FUND                       6,973,259

FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives through its investments in forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to

                      Wells Fargo Advantage Income Funds 95


Notes to Financial Statements

attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds' exposure to the counterparty.

As of May 31, 2009, there were no forward foreign currency contracts in the Funds.

FUTURES CONTRACTS

Certain Funds are subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives through its investments in futures contracts. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

                                                                    Notional    Net Unrealized
                                                                    Contract     Appreciation/
FUND               Contracts        Type        Expiration Date      Amount     (Depreciation)
----               ---------   --------------   ---------------   -----------   --------------
INCOME PLUS FUND   184 Short    US Long Bond    September 2009    $21,323,525       $77,275
                    50 Long    US 2 Year Note   September 2009     10,845,408        (4,782)

The total notional amount of futures contracts in the table above is representative of the volume of derivative activity during the year ended May 31, 2009.

TBA SALE COMMITMENTS

A Fund may enter into To Be Announced ("TBA") sale commitments to hedge its portfolio positions or to sell mortgage backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at year ended May 31, 2009, are listed after the Fund's Portfolio of Investments.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for dollar roll transactions as purchases and sales.

                      96 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the year ended May 31, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. The value of the securities on loan, the related collateral and the liability to return the collateral at May 31, 2009, are shown on the Statements of Assets and Liabilities.

TREASURY INFLATION-PROTECTED SECURITIES

Certain Funds invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a

                      Wells Fargo Advantage Income Funds 97


Notes to Financial Statements

decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2009, the following Funds owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                       Defaulted SIVs
FUND                                  ($Market Value)   % of Net Assets
----                                  ---------------   ---------------
INCOME PLUS FUND                         $2,145,201          0.56%
SHORT DURATION GOVERNMENT BOND FUND       1,012,169          0.14%
STRATEGIC INCOME FUND                        41,371          0.18%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                            Advisory                                           Subadvisory
                                           Fees (% of                                           Fees (% of
                       Average Daily     Average Daily                      Average Daily     Average Daily
FUND                    Net Assets        Net Assets)      Subadviser        Net Assets         Net Assets)
----                ------------------   -------------   -------------   ------------------   -------------
INCOME PLUS FUND*   First $500 million       0.500       Wells Capital   First $100 million        0.200
                     Next $500 million       0.475         Management     Next $200 million        0.175
                       Next $2 billion       0.450        Incorporated    Next $200 million        0.150
                       Next $2 billion       0.425                        Over $500 million        0.100
                       Over $5 billion       0.400

                      98 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

                                                    Advisory                                           Subadvisory
                                                   Fees (% of                                           Fees (% of
                               Average Daily     Average Daily                      Average Daily     Average Daily
FUND                            Net Assets        Net Assets)      Subadviser        Net Assets         Net Assets)
----                        ------------------   -------------   -------------   ------------------   -------------
SHORT DURATION GOVERNMENT
   BOND FUND**              First $500 million       0.400       Wells Capital   First $100 million       0.150
                             Next $500 million       0.375         Management     Next $200 million       0.100
                               Next $2 billion       0.350       Incorporated     Over $300 million       0.050
                               Next $2 billion       0.325
                               Over $5 billion       0.300
STRATEGIC INCOME FUND*      First $500 million       0.500       Wells Capital   First $100 million       0.350
                             Next $500 million       0.475         Management     Next $200 million       0.300
                               Next $2 billion       0.450       Incorporated     Next $200 million       0.250
                               Next $2 billion       0.425                        Over $500 million       0.200
                               Over $5 billion       0.400

* Effective June 2, 2008. Prior to June 2, 2008, the following advisory fee schedule was charged to the Fund as a percentage of the Fund's daily net assets: 0.550% for the first $500 million; 0.500% for the next $500 million; 0.450% for next $2 billion; 0.425% for the next $2 billion; and 0.400% for assets over $5 billion.

** Effective June 2, 2008. Prior to June 2, 2008, the following advisory fee schedule was charged to the Fund as a percentage of the Fund's daily net assets: 0.450% for the first $500 million; 0.400% for the next $500 million; 0.350% for next $2 billion; 0.325% for the next $2 billion; and 0.300% for assets over $5 billion.

For the Diversified Bond Fund, which is a Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of the Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of the Fund's investments in the various Master Portfolios.

For the Inflation-Protected Bond Fund, the Stable Income Fund, and the Total Return Bond Fund, each of which is a Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                         Administration Fees
                        Average Daily       (% of Average
                         Net Assets       Daily Net Assets)
                      ----------------   -------------------
Fund level            First $5 billion           0.05
                       Next $5 billion           0.04
                      Over $10 billion           0.03
Class A*              All asset levels           0.18
Class B*              All asset levels           0.18
Class C*              All asset levels           0.18
Administrator Class   All asset levels           0.10
Institutional Class   All asset levels           0.08
Investor Class**      All asset levels           0.23

* Effective June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C was reduced by 0.10%, as shown in the table. Prior to June 2, 2008, the class level administration fee for Class A, Class B and Class C was 0.28%.

** Effective June 2, 2008, the class-level administration fee for Investor Class was 0.23%, as shown in the table. Prior to June 2, 2008, the class level administration fee for Investor Class was 0.40%.

                      Wells Fargo Advantage Income Funds 99


Notes to Financial Statements

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
All Income Funds*                                                     0.02

* WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
SHARE CLASS                                                     Daily Net Assets
-----------                                                     ----------------
Class A, Class B, Class C, Administrator Class, Investor Class        0.25

For the year ended May 31, 2009, shareholder servicing fees paid were as follows. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

                                                                     Administrator   Institutional    Investor
FUND                                   Class A   Class B   Class C       Class           Class         Class
----                                  --------   -------   -------   -------------   -------------   ---------
DIVERSIFIED BOND FUND                       NA        NA        NA    $  107,241           NA              NA
INCOME PLUS FUND                      $168,269   $12,712   $13,164            NA           NA        $374,897
INFLATION-PROTECTED BOND FUND           68,283    15,900    22,928        45,798           NA              NA
SHORT DURATION GOVERNMENT BOND FUND    188,698    14,690    23,170       749,407          $ 0              NA
STABLE INCOME FUND                      88,978     3,828     8,291       572,580           NA              NA
STRATEGIC INCOME FUND                   41,174    12,505     6,441            NA           NA              NA
TOTAL RETURN BOND FUND                 224,125    28,127    15,453     2,002,158            0          17,297

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended May 31, 2009, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES AND EXPENSES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee, and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended May 31, 2009, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the year ended May 31, 2009, were as follows:

                     100 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

                                                                Net Operating Expense Ratios
                                      ------------------------------------------------------------------------
                                                                     Administrator   Institutional    Investor
FUND                                   Class A   Class B   Class C       Class           Class          Class
----                                  --------   -------   -------   -------------   -------------   ---------
DIVERSIFIED BOND FUND                     NA        NA       NA         0.70%              NA            NA
INCOME PLUS FUND*                       0.90%     1.65%     1.65%         NA             0.61%         0.94%
INFLATION-PROTECTED BOND FUND           0.85%     1.60%     1.60%       0.60%              NA            NA
SHORT DURATION GOVERNMENT BOND FUND     0.85%     1.60%     1.60%       0.60%            0.42%           NA
STABLE INCOME FUND                      0.85%     1.60%     1.60%       0.65%              NA            NA
STRATEGIC INCOME FUND                   1.10%     1.85%     1.85%         NA               NA            NA
TOTAL RETURN BOND FUND                  0.85%     1.60%     1.60%       0.70%            0.42%         0.90%

* Effective July 18, 2008, the net operating expense ratio for the Income Plus Fund Class A, Class B and Class C decreased from 1.00%, 1.75% and 1.75%, respectively to 0.90%, 1.65% and 1.65%, respectively. The blended net operating expense ratio for the year ended May 31, 2009, for the Income Plus Fund Class A, Class B and Class C is 0.90%, 1.65% and 1.65%, respectively.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2009, were as follows:

FUND                                  Purchases at Cost    Sales Proceeds
----                                  -----------------   ---------------
DIVERSIFIED BOND FUND*                 $    96,729,568    $   107,470,399
INCOME PLUS FUND                         1,960,845,408      1,814,950,640
INFLATION-PROTECTED BOND FUND*              39,811,994         49,314,181
SHORT DURATION GOVERNMENT BOND FUND      1,780,386,498      1,449,007,283
STABLE INCOME FUND*                         16,310,441         21,132,366
STRATEGIC INCOME FUND                        9,720,707         18,712,183
TOTAL RETURN BOND FUND*                 10,304,593,401     10,105,931,691

* These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Prior to its amendment on September 10, 2008, the agreement permitted borrowings of up to $150 million, collectively. Interest was charged to each Fund based on its borrowing at a rate equal to the Federal Funds rate plus 0.40%. In addition, the Funds paid a quarterly commitment fee equal to 0.1% per annum of the credit line. Pursuant to the amendment to the Credit Agreement entered into on September 10, 2008, interest under the credit agreement after such date is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the year ended May 31, 2009, the Income Plus Fund paid a total of $722 in interest on the following borrowing under this agreement. There were no outstanding loans under the credit agreement as of May 31, 2009.

                                 Weighted Average
FUND               Loan Amount     Interest Rate
----               -----------   ----------------
INCOME PLUS FUND   $10,000,000         2.60%

                     Wells Fargo Advantage Income Funds 101


Notes to Financial Statements

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distribution paid during the years ended May 31, 2009, and May 31, 2008, was as follows:

                                                                       Long-Term            Return
                                           Ordinary Income            Capital Gain        of Capital                Total
                                      -------------------------   -------------------   ---------------   -------------------------
FUND                                     2009           2008        2009       2008        2009    2008       2009          2008
----                                  -----------   -----------   --------   --------   --------   ----   -----------   -----------
DIVERSIFIED BOND FUND                 $ 2,313,031   $ 3,635,647   $348,171   $399,599   $      0    $0    $ 2,661,202   $ 4,035,246
INCOME PLUS FUND                       14,256,056     2,485,596          0          0          0     0     14,256,056     2,485,596
INFLATION-PROTECTED BOND FUND           1,112,521     2,509,397          0          0    563,750     0      1,676,271     2,509,397
SHORT DURATION GOVERNMENT BOND FUND    22,706,136    18,299,129          0          0          0     0     22,706,136    18,299,129
STABLE INCOME FUND                      9,550,729    15,081,131          0          0          0     0      9,550,729    15,081,131
STRATEGIC INCOME FUND                   2,123,290     3,333,039          0    345,474          0     0      2,123,290     3,678,513
TOTAL RETURN BOND FUND                 70,114,944    72,671,965          0          0          0     0     70,114,944    72,671,965

As of May 31, 2009, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to primarily to the tax deferral of losses on wash sales and cost basis adjustments related to premium amortization (only for Funds that have elected not to amortize premium for tax purposes).

                                                       Undistributed     Unrealized
                                       Undistributed     Long-Term      Appreciation    Capital Loss
FUND                                  Ordinary Income       Gain       (Depreciation)   Carryforward*       Total
----                                  ---------------  -------------   --------------   -------------   ------------
DIVERSIFIED BOND FUND                   $   83,898          $0          $ (3,140,069)   $   (339,822)   $ (3,395,993)
INCOME PLUS FUND                           445,278           0            (7,348,815)    (10,459,487)    (17,363,024)
INFLATION-PROTECTED BOND FUND                    0           0              (368,069)     (4,966,745)     (5,334,814)
SHORT DURATION GOVERNMENT BOND FUND        726,344           0            10,353,872      (9,504,615)      1,575,601
STABLE INCOME FUND                         172,209           0           (35,140,518)     (2,596,227)    (37,564,536)
STRATEGIC INCOME FUND                            0           0            (2,594,639)     (5,946,310)     (8,540,949)
TOTAL RETURN BOND FUND                   7,430,741           0             1,551,791      (6,973,259)      2,009,273

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds), which totaled more than $35 million as of May 2009. Funds Management has paid these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

                     102 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

8. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly" ("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

                     Wells Fargo Advantage Income Funds 103


Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Diversified Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Stable Income Fund, and Total Return Bond Fund, (collectively the "Funds"), six of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Strategic Income Fund, one of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Strategic Income Fund for the year ended October 31, 2004 were audited by other auditors whose report dated December 6, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2009, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                        (KPMG LLP)

Philadelphia, Pennsylvania
July 24, 2009

                        104 Wells Fargo Advantage Master


                               Portfolios Portfolio of Investments--May 31, 2009

INFLATION-PROTECTED BOND PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
-----------   -----------------------------------------------------------------------  -------------  -------------  --------------
US TREASURY SECURITIES: 98.29%
US TREASURY BONDS: 57.25%
$  4,142,586  US TREASURY BOND - INFLATION PROTECTED&<<                                     1.38%       07/15/2018   $    4,050,670
   4,781,875  US TREASURY BOND - INFLATION PROTECTED&                                       1.63        01/15/2018        4,768,428
   4,304,702  US TREASURY BOND - INFLATION PROTECTED&<<                                     1.75        01/15/2028        3,968,398
   5,587,683  US TREASURY BOND - INFLATION PROTECTED&<<                                     1.88        07/15/2015        5,708,164
   7,864,669  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.00        07/15/2014        8,117,817
   5,063,405  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.00        01/15/2016        5,182,081
   5,770,674  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.00        01/15/2026        5,539,847
   4,195,403  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.13        01/15/2019        4,375,016
   4,619,498  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.38        01/15/2017        4,854,806
   8,914,044  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.38        01/15/2025        9,028,251
   4,482,390  US TREASURY BOND - INFLATION PROTECTED&<<                                     2.38        01/15/2027        4,534,215
   4,638,560  US TREASURY BOND - INFLATION PROTECTED&                                       2.63        07/15/2017        4,986,452
   1,695,552  US TREASURY BOND - INFLATION PROTECTED&                                       3.38        04/15/2032        2,087,648
   5,707,230  US TREASURY BOND - INFLATION PROTECTED&                                       3.63        04/15/2028        6,809,439
   7,309,970  US TREASURY BOND - INFLATION PROTECTED&<<                                     3.88        04/15/2029        9,068,932
                                                                                                                         83,080,164
                                                                                                                     --------------
US TREASURY NOTES: 41.04%
   3,874,140  US TREASURY NOTE - INFLATION PROTECTED&<<                                     0.63        04/15/2013        3,864,454
   6,048,423  US TREASURY NOTE - INFLATION PROTECTED&<<                                     1.63        01/15/2015        6,088,112
   6,479,290  US TREASURY NOTE - INFLATION PROTECTED&                                       1.88        07/15/2013        6,683,789
   4,989,194  US TREASURY NOTE - INFLATION PROTECTED&<<                                     2.00        04/15/2012        5,166,934
   9,283,541  US TREASURY NOTE - INFLATION PROTECTED&<<                                     2.00        01/15/2014        9,564,944
   5,663,247  US TREASURY NOTE - INFLATION PROTECTED&<<                                     2.38        04/15/2011        5,822,526
   5,402,813  US TREASURY NOTE - INFLATION PROTECTED&                                       2.50        07/15/2016        5,720,229
   2,308,215  US TREASURY NOTE - INFLATION PROTECTED&<<                                     2.50        01/15/2029        2,399,823
   7,819,233  US TREASURY NOTE - INFLATION PROTECTED&<<                                     3.00        07/15/2012        8,327,484
   1,694,929  US TREASURY NOTE - INFLATION PROTECTED&                                       3.38        01/15/2012        1,808,808
   3,941,111  US TREASURY NOTE - INFLATION PROTECTED&                                       3.50        01/15/2011        4,117,232
                                                                                                                         59,564,335
                                                                                                                     --------------
TOTAL US TREASURY SECURITIES (COST $141,413,897)                                                                        142,644,499
                                                                                                                     --------------

  SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 47.75%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 8.81%
   3,195,756  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            3,195,756
   3,195,756  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                3,195,756
   3,195,756  DREYFUS CASH MANAGEMENT FUND                                                                                3,195,756
   3,195,756  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       3,195,756
                                                                                                                         12,783,024
                                                                                                                     --------------

 PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 38.94%
$    230,325  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47        06/02/2009          230,316
     115,162  AMSTERDAM FUNDING CORPORATION++(p)                                            0.35        06/01/2009          115,160
     921,299  ANTALIS US FUNDING CORPORATION++(p)                                           0.35        06/10/2009          921,201
   3,003,896  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $3,003,944)                  0.19        06/01/2009        3,003,896
     287,906  BANK OF IRELAND                                                               0.40        06/02/2009          287,906
     287,906  BARTON CAPITAL CORPORATION++(p)                                               0.25        06/12/2009          287,880

                  Wells Fargo Advantage Master Portfolios 105


Portfolio of Investments--May 31, 2009

INFLATION-PROTECTED BOND PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    863,718  BARTON CAPITAL CORPORATION++                                                  0.30%       06/03/2009   $      863,689
     287,906  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009          287,905
     863,718  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009          864,329
     547,021  BRYANT BANK FUNDING LLC++(p)                                                  0.26        06/26/2009          546,915
     719,765  BRYANT BANK FUNDING LLC++(p)                                                  0.27        06/22/2009          719,641
      31,670  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027           31,670
      92,130  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   0.75        06/01/2028           92,130
   1,151,624  CALYON (NEW YORK)                                                             0.25        06/22/2009        1,151,624
   1,151,624  CANCARA ASSET SECURITIZATION LIMITED++                                        0.40        06/15/2009        1,151,419
     690,974  CBA (DELAWARE) FINANCE INCORPORATED(p)                                        0.26        06/29/2009          690,825
     393,998  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008            6,501
      76,367  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.10        10/01/2038           76,367
     143,953  COOK COUNTY IL+/-ss                                                           0.90        11/01/2030          143,953
     690,974  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009          690,974
     489,440  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.00        12/15/2037          489,440
     342,608  DEUTSCHE BANK (NEW YORK)                                                      0.62        06/25/2009          342,687
   3,003,896  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY                   0.62        06/25/2009          342,687
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $3,003,941)                     0.18        06/01/2009        3,003,896
   1,036,462  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009        1,036,462
     667,222  DNB NOR BANK ASA                                                              0.78        06/29/2009          667,489
     690,974  E.ON AG++                                                                     0.35        06/11/2009          690,894
     403,068  E.ON AG++                                                                     0.41        06/02/2009          403,055
     431,859  EBBETS FUNDING LLC++(p)                                                       0.50        06/02/2009          431,841
     201,534  EBBETS FUNDING LLC++(p)                                                       0.50        06/03/2009          201,523
     115,162  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/02/2009          115,158
     259,115  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/03/2009          259,101
   1,151,624  FAIRWAY FINANCE CORPORATION++(p)                                              0.25        06/22/2009        1,151,440
   1,094,043  FORTIS FUNDING LLC++                                                          0.23        06/01/2009        1,094,029
     345,487  GDF SUEZ++                                                                    0.28        06/18/2009          345,436
     863,718  GDF SUEZ++                                                                    0.30        06/19/2009          863,574
     431,859  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.28        06/17/2009          431,799
     326,572  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY                   0.28        06/17/2009          431,799
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $326,577)                       0.17        06/01/2009          326,572
      86,372  GRAMPIAN FUNDING++(p)                                                         0.39        06/04/2009           86,367
     804,281  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          253,509
      47,504  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         2.10        11/01/2042           47,504
     233,204  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.55        05/15/2034          233,204
      82,341  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.35        07/01/2029           82,341
      57,581  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            0.75        01/01/2018           57,581
     575,812  INTESA FUNDING LLC                                                            0.25        06/01/2009          575,804
     316,697  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009          316,682
     201,534  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009          201,521
     287,906  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009          287,877
     633,393  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25        06/02/2009          633,380
      86,372  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        0.65        04/15/2025           86,372
     662,184  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009          662,184
     633,393  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009          633,383
     824,102  KITTY HAWK FUNDING CORPORATION++                                              0.26        06/25/2009          823,947
      83,378  KITTY HAWK FUNDING CORPORATION++                                              0.27        06/04/2009           83,374
   1,122,833  LIBERTY STREET FUNDING CORPORATION++(p)                                       0.26        06/22/2009        1,122,647
     414,585  LMA AMERICAS LLC++(p)                                                         0.29        06/23/2009          414,504
     719,765  MASSACHUSETTS HEFA+/-ss                                                       0.30        10/01/2034          719,765
     547,021  MATCHPOINT MASTER TRUST++                                                     0.30        06/16/2009          546,944
     575,812  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/26/2009          575,682
     115,162  MISSISSIPPI STATE GO+/-ss                                                     2.00        11/01/2028          115,162

                   106 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

INFLATION-PROTECTED BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    921,299  MONT BLANC CAPITAL CORPORATION++(p)                                           0.30%       06/19/2009   $      921,146
      86,372  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.26        02/01/2036           86,372
   1,151,624  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009        1,151,454
     489,440  NATIXIS                                                                       0.28        06/04/2009          489,440
      57,581  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.50        01/01/2018           57,581
     385,794  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/17/2009          385,736
     287,906  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     0.30        06/22/2009          287,851
     108,569  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.40        06/17/2009          108,548
     143,953  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.44        01/01/2034          143,953
     863,718  OLD LINE FUNDING CORPORATION++(p)                                             0.30        06/04/2009          863,682
   1,151,624  PRUDENTIAL PLC++                                                              0.37        06/17/2009        1,151,411
   1,266,786  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009        1,266,786
     921,299  RANGER FUNDING CORPORATION++(p)                                               0.30        06/16/2009          921,169
     158,348  REGENCY MARKETS #1 LLC++(p)                                                   0.30        06/10/2009          158,334
     503,835  REGENCY MARKETS #1 LLC++(p)                                                   0.37        06/10/2009          503,779
     403,817  REGENCY MARKETS #1 LLC++(p)                                                   0.38        06/15/2009          403,749
     302,301  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009          302,335
     575,812  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009          575,812
     446,254  ROYAL BANK OF SCOTLAND PLC(p)                                                 0.35        06/01/2009          446,246
     690,974  SALISBURY RECEIVABLES COMPANY++(p)                                            0.25        06/22/2009          690,864
     273,511  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009          273,506
     518,231  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/04/2009          518,198
     547,021  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/05/2009          546,980
     418,183  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/02/2009          418,173
     431,859  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/05/2009          431,837
   1,209,205  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009        1,209,205
     863,718  STARBIRD FUNDING CORPORATION++(p)                                             0.30        06/15/2009          863,603
     863,718  STRAIGHT A FUNDING LLC++(p)                                                   0.28        06/24/2009          863,550
     275,497  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009          275,572
     431,859  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.25        06/03/2009          431,847
     719,765  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.30        06/18/2009          719,651
   1,152,113  THUNDER BAY FUNDING INCORPORATED++                                            0.30        06/01/2009        1,152,094
   1,151,624  TULIP FUNDING CORPORATION++(p)                                                0.26        06/26/2009        1,151,399
     190,018  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.35        07/01/2032          190,018
     547,021  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009          547,069
     719,765  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009          719,757
   1,209,205  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009        1,209,210
      86,372  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.58        12/15/2040           86,372
     259,115  VERSAILLES CP LLC++(p)                                                        0.50        06/03/2009          259,101
     115,162  VERSAILLES CP LLC++(p)                                                        0.55        06/02/2009          115,157
     690,345  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.32        08/07/2008          289,945
     687,423  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.34        05/02/2008          288,718
   1,090,044  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.66        04/03/2008          457,816
                                                                                                                         56,513,457
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $70,491,369)                                                               69,296,481
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 2.08%
   2,720,452  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                2,720,452
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 107


Portfolio of Investments--May 31, 2009

INFLATION-PROTECTED BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
US TREASURY BILLS: 0.21%
$    300,000  US TREASURY BILL##                                                            0.11%       07/30/2009   $      299,938
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,020,400)                                                                            3,020,390
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $214,925,666)*                                                          148.12%                                $  214,961,370
OTHER ASSETS AND LIABILITIES, NET                                             (48.12)                                   (69,832,134)
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $  145,129,236
                                                                              ------                                 --------------

----------
& U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed Commercial Paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $2,720,452.

##   Zero coupon bond. Interest rate presented is yield to maturity.

* Cost for federal income tax purposes is $215,428,285 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 3,326,157
Gross unrealized depreciation                 (3,793,072)
                                             -----------
Net unrealized appreciation (depreciation)   $  (466,915)

The accompanying notes are an integral part of these financial statements.

                   108 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
AGENCY SECURITIES: 26.95%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.60%
$ 25,000,000  FHLMC%%                                                                       4.50%       06/15/2024   $   25,562,500
   3,984,222  FHLMC #1G0157<<+/-                                                            4.44        03/01/2035        4,066,496
      10,412  FHLMC #410425+/-                                                              5.13        09/01/2026           10,609
       5,533  FHLMC #410464+/-                                                              5.13        11/01/2026            5,548
      71,068  FHLMC #606279+/-                                                              4.26        02/01/2015           72,287
      34,480  FHLMC #846367+/-                                                              5.04        04/01/2029           34,864
   1,048,573  FHLMC #A15838                                                                 5.50        12/01/2033        1,088,157
   2,042,011  FHLMC #A16678                                                                 5.50        12/01/2033        2,119,097
   7,852,652  FHLMC #E01653<<                                                               4.50        06/01/2019        8,079,183
     703,355  FHLMC #E90248                                                                 6.00        06/01/2017          742,229
     632,435  FHLMC #E90573                                                                 6.00        07/01/2017          667,389
                                                                                                                         42,448,359
                                                                                                                     --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 16.59%
  32,340,000  FNMA%%                                                                        5.50        05/25/2039       33,431,475
      10,454  FNMA #342042+/-                                                               3.55        06/01/2025           10,440
       1,211  FNMA #344689+/-                                                               3.08        11/01/2025            1,211
      23,453  FNMA #344692+/-                                                               4.12        10/01/2025           23,531
      38,154  FNMA #347712+/-                                                               5.13        06/01/2026           38,076
   4,423,676  FNMA #386890                                                                  3.99        04/01/2011        4,544,957
     232,063  FNMA #557072+/-                                                               2.91        06/01/2040          229,823
     763,596  FNMA #656566                                                                  5.50        04/01/2018          797,686
   2,069,029  FNMA #678939                                                                  5.50        02/01/2018        2,161,398
     290,647  FNMA #701350                                                                  5.50        04/01/2018          303,623
   2,348,977  FNMA #725772                                                                  5.00        09/01/2034        2,407,725
   1,488,962  FNMA #731996+/-                                                               3.75        09/01/2033        1,513,125
   1,494,524  FNMA #739757+/-                                                               3.99        08/01/2033        1,523,504
   1,314,385  FNMA #741458+/-                                                               3.92        10/01/2033        1,316,276
     458,194  FNMA #783245+/-                                                               2.71        04/01/2034          453,228
   1,410,464  FNMA #783251+/-                                                               2.71        04/01/2044        1,395,169
   5,359,533  FNMA #789463<<+/-                                                             4.31        06/01/2034        5,492,923
   3,034,084  FNMA #834933<<+/-                                                             5.04        07/01/2035        3,124,546
   5,000,000  FNMA #874331                                                                  5.07        02/01/2037        5,283,425
     998,923  FNMA #874479<<                                                                5.19        04/01/2017        1,057,518
   5,702,700  FNMA #874542                                                                  5.37        06/01/2017        6,094,770
   5,885,738  FNMA #880156                                                                  5.50        02/01/2036        6,076,412
   3,309,141  FNMA #901922+/-                                                               5.77        10/01/2036        3,463,972
   1,104,831  FNMA #AA3274                                                                  5.50        02/01/2039        1,143,386
                                                                                                                         81,888,199
                                                                                                                     --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.76%
   3,000,000  GNMA%%                                                                        5.46        06/01/2039        3,087,300
   4,000,000  GNMA%%                                                                        5.65        06/01/2039        4,130,000
     120,396  GNMA #345066                                                                  6.50        10/15/2023          127,674
      72,442  GNMA #346960                                                                  6.50        12/15/2023           76,822
      75,822  GNMA #354692                                                                  6.50        11/15/2023           80,405
     152,241  GNMA #361398                                                                  6.50        01/15/2024          161,975
      98,800  GNMA #366641                                                                  6.50        11/15/2023          104,773
      74,319  GNMA #473918                                                                  7.00        04/15/2028           80,994
     411,857  GNMA #531436                                                                  7.00        06/15/2042          423,259
       8,713  GNMA #531965                                                                  7.72        12/15/2041            9,311
     351,697  GNMA #780626                                                                  7.00        08/15/2027          376,822
                                                                                                                          8,659,335
                                                                                                                     --------------
TOTAL AGENCY SECURITIES (COST $130,220,863)                                                                             132,995,893
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 109


Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
ASSET BACKED SECURITIES: 6.51%
$  2,935,849  CHASE FUNDING MORTGAGE LOAN SERIES 2002-1 CLASS 1A5                           6.60%       02/25/2032   $    2,030,800
   3,500,000  CITICORP RESIDENTIAL MORTGAGE SECURITIES SERIES 2007-2 CLASS A6               6.27        06/25/2037        2,571,478
   5,000,000  COLLEGE LOAN CORPORATION TRUST SERIES 2006-A CLASS A3+/-                      1.18        10/25/2025        4,778,318
   3,813,195  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2006-S4 CLASS A6+/-              5.83        07/25/2034        1,675,961
   1,530,172  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2007-S2 CLASS A6+/-              5.78        05/25/2037          518,871
   1,228,480  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-G CLASS2A+/-                   0.57        12/15/2035          474,295
   2,310,000  CROWN CASTLE TOWERS LLC SERIES 2005-1A CLASS AFX++                            4.64        06/15/2035        2,252,250
     424,263  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2005-HE1 CLASS A1VN+/-            0.53        08/25/2035          161,841
   1,036,812  GREEN TREE FINANCIAL CORPORATION SERIES 1997-7 CLASS A8+/-                    6.86        07/15/2029          883,575
     257,605  GSAMP TRUST SERIES 2005-SEA1 CLASS A+++/-(i)                                  0.65        04/25/2035          220,973
   2,422,715  HFC HOME EQUITY LOAN ASSET BACKED CERTIFICATES SERIES 2005-2
                 CLASS A1+/-                                                                0.59        01/20/2035        1,494,219
   1,325,000  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2007-2 CLASS A4+/-                    0.62        07/20/2036          395,208
   2,000,000  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2007-3 CLASS A3+/-                    1.47        11/20/2036          991,948
   3,800,000  KEYCORP STUDENT LOAN TRUST SERIES 1999-B CLASS CTFS+/-                        1.38        11/25/2036        1,792,840
   3,270,000  KEYCORP STUDENT LOAN TRUST SERIES 2006-A CLASS 2A2+/-                         1.55        06/27/2025        2,622,548
   5,000,000  NATIONAL COLLEGIATE STUDENT LOAN TRUST SERIES 2006-2 CLASS AIO(c)             6.00        08/25/2011          475,800
   2,457,652  RAAC SERIES 2007-RP4 CLASS A+++/-(i)                                          0.66        06/25/2037        1,515,425
   2,936,413  SLM STUDENT LOAN TRUST SERIES 2003-1 CLASS A5B+++/-                           1.77        12/15/2032        2,750,136
   4,000,000  SLM STUDENT LOAN TRUST SERIES 2006-C CLASS A2+/-                              1.37        09/15/2020        3,643,280
   1,287,040  TERWIN MORTGAGE TRUST SERIES 2006-2HGS CLASS A1+++/-                          4.50        02/28/2036          240,450
   1,834,520  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2007-HE2A
                 CLASS A+++/-(l)                                                            0.57        07/25/2037          636,487
TOTAL ASSET BACKED SECURITIES (COST $48,559,082)                                                                         32,126,703
                                                                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.46%
   4,361,423  ADJUSTABLE RATE MORTGAGE TRUST SERIES 2007-2 CLASS 2A1+/-                     0.52        06/25/2037        2,052,041
   4,000,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-6
                 CLASS A4+/-                                                                5.18        09/10/2047        3,538,939
   3,400,000  CITIGROUP DEUTSCHE BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-CD1
                 CLASS A4+/-                                                                5.23        07/15/2044        3,001,774
   3,000,000  CITIGROUP DEUTSCHE BANK COMMERCIAL MORTGAGE TRUST SERIES 2007-CD4
                 CLASS ASB                                                                  5.28        12/11/2049        2,576,720
   1,541,233  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-27 CLASS 3A1+/-                2.76        08/25/2035          910,685
   1,510,578  COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 2A++(i)                           6.50        11/25/2034        1,490,859
   3,653,612  COUNTRYWIDE HOME LOANS SERIES 2005-R1 CLASS 1AF1+++/-                         0.88        03/25/2035        1,928,348
   2,973,527  COUNTRYWIDE HOME LOANS SERIES 2005-R3 CLASS AF+++/-                           0.92        09/25/2035        1,912,644
   2,092,900  COUNTRYWIDE HOME LOANS SERIES 2006-OA5 CLASS 1A1+/-                           0.51        04/25/2036          762,903
   1,635,445  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2004-AR5 CLASS 10A1+/-                                                     3.56        05/01/2034        1,053,622
   4,500,000  CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATION SERIES 2007-C1 CLASS
                 AAB                                                                        5.34        02/15/2040        3,624,170
   3,225,000  FANNIE MAE-ACES SERIES 2006-M2 CLASS A2F+/-                                   5.26        05/25/2020        3,335,562
   2,990,916  FHLMC SERIES 2416 CLASS PE                                                    6.00        10/15/2021        3,134,417
     240,724  FHLMC SERIES 2439 CLASS LG                                                    6.00        09/15/2030          242,004
     674,940  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-20 CLASS A6                 7.99        09/25/2029          673,224
   2,206,976  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A                 7.50        09/25/2043        2,364,223
     491,356  FNMA GRANTOR TRUST SERIES 2002-T4 CLASS A2                                    7.00        12/25/2041          536,883
   2,346,116  FNMA GRANTOR TRUST SERIES 2004-T2 CLASS 1A1                                   6.00        11/25/2034        2,420,899
   3,107,031  FNMA GRANTOR TRUST SERIES 2004-T3 CLASS A1                                    6.00        02/25/2044        3,252,673
       7,539  FNMA SERIES 1988-5 CLASS Z                                                    9.20        03/25/2018            8,023
   1,033,269  FNMA SERIES 2002-90 CLASS A2                                                  6.50        11/25/2042        1,065,712
   2,229,486  FNMA SERIES 2003-86 CLASS PT                                                  4.50        09/25/2018        2,327,285
   4,016,510  FNMA SERIES 2003-97 CLASS CA                                                  5.00        10/25/2018        4,230,777
     810,191  FNMA SERIES 2003-W4 CLASS 3A                                                  7.00        10/25/2042          885,261
     499,771  FNMA SERIES 2004-W1 CLASS 2A2                                                 7.00        12/25/2033          541,159
   4,677,411  FNMA WHOLE LOAN SERIES 2002-W4 CLASS A4                                       6.25        05/25/2042        4,982,904
   2,705,494  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                                     7.00        05/25/2044        2,956,175
   1,409,840  FNMA WHOLE LOAN SERIES 2004-W8 CLASS 3A                                       7.50        06/25/2044        1,547,740
  10,685,552  GNMA SERIES 2003-38 CLASS JC+/-                                               7.00        08/16/2042       11,822,546
      58,597  HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-                   0.67        01/19/2035           24,438

                   110 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$  2,720,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
              SERIES 2006-LDP7 CLASS ASB+/-                                                 5.88%       04/15/2045   $    2,582,070
     356,769  LEHMAN BROTHERS SMALL BALANCE COMMERCIAL SERIES 2006-1A
                 CLASS 3A1+++/-                                                             5.68        04/25/2031          337,949
   3,384,864  LEHMAN XS TRUST SERIES 2007-5 CLASS P3+/-                                     6.29        05/25/2037        1,611,678
   2,886,717  LEHMAN XS TRUST SERIES 2007-6W CLASS A3+/-(i)                                 0.63        05/25/2037          687,039
      40,877  LF ROTHSCHILD MORTGAGE TRUST SERIES 2 CLASS Z                                 9.95        08/01/2017           44,250
   2,200,000  MERRILL LYNCH MORTGAGE TRUST+/-                                               5.76        08/12/2043        2,047,769
   2,279,723  NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2
                 CLASS A1+++/-(i)                                                           6.50        10/25/2034        1,908,140
     880,836  SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                                  0.72        10/20/2027          739,748
     335,307  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                 2003-P10A CLASS 1                                                          4.52        02/10/2013          342,442
   1,136,980  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                 2006-20H CLASS 1                                                           5.70        08/01/2026        1,213,374
   2,761,499  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                 2006-P10A CLASS 1                                                          5.41        02/10/2016        2,890,136
   2,982,211  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2007-RM1
                 CLASS A1+++/-                                                              0.59        05/25/2047        1,389,991
   4,000,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C16
                 CLASS A4+/-(l)                                                             4.85        10/15/2041        3,578,934
   3,280,175  WASHINGTON MUTUAL COMMERCIAL MORTGAGE SECURITIES TRUST SERIES
                 2007-SL3 CLASS A1+++/-                                                     6.12        03/23/2045        2,673,610
   1,149,115  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
                 2005-AR6 CLASS 2A1A+/-                                                     0.54        04/25/2045          554,377
   4,338,268  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
                 2005-C3 CLASS A4+/-                                                        3.25        07/25/2047        1,603,511
   2,712,418  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
                 2006-AR13 CLASS 1A+/-                                                      2.32        10/25/2046          956,298
   2,534,873  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
                 2006-AR3 CLASS A1A+/-                                                      2.44        02/25/2046        1,021,592
   1,876,949  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
                 2006-AR4 CLASS DA+/-                                                       2.41        06/25/2046          628,158
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $119,823,598)                                                            96,015,676
                                                                                                                     --------------
CORPORATE BONDS & NOTES: 28.38%
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.11%
    675,000   PHILLIPS-VAN HEUSEN                                                           7.75        11/15/2023          523,167
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.48%
   2,500,000  RYDER SYSTEM INCORPORATED SERIES MTN                                          5.85        03/01/2014        2,361,258
                                                                                                                     --------------
BUSINESS SERVICES: 0.95%
   1,000,000  FISERV INCORPORATED                                                           6.13        11/20/2012        1,021,566
     375,000  IRON MOUNTAIN INCORPORATED                                                    8.63        04/01/2013          375,000
   1,000,000  NCR CORPORATION                                                               7.13        06/15/2009        1,001,213
     150,000  SUNGARD DATA SYSTEMS INCORPORATED                                             4.88        01/15/2014          135,000
   2,120,000  THOMPSON CORPORATION                                                          6.20        01/05/2012        2,144,783
                                                                                                                          4,677,562
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 0.38%
     794,000  OLIN CORPORATION                                                              6.75        06/15/2016          764,328
   1,500,000  VALSPAR CORPORATION                                                           5.10        08/01/2015        1,120,397
                                                                                                                          1,884,725
                                                                                                                     --------------
COMMUNICATIONS: 0.23%
   1,000,000  COX COMMUNICATIONS INCORPORATED                                               4.63        01/15/2010        1,004,424
     150,000  L-3 COMMUNICATIONS CORPORATION                                                6.38        10/15/2015          136,500
                                                                                                                          1,140,924
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 7.06%
   4,400,000  ASSOCIATED BANCORP                                                            6.75        08/15/2011        4,109,103
   2,100,000  BAC CAPITAL TRUST XIV<<+/-                                                    5.63        12/31/2049          968,302
   6,839,000  BANK AMERICA CAPITAL III+/-                                                   1.70        01/15/2027        2,224,015
   2,000,000  BB&T CAPITAL TRUST IV+/-                                                      6.82        06/12/2049        1,383,066
   1,000,000  BNP PARIBAS CAPITAL TRUST+++/-                                                9.00        12/30/2049          607,881
   2,000,000  CHASE CAPITAL VI+/-                                                           1.65        08/01/2028          922,678

                   Wells Fargo Advantage Master Portfolios 111


Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
DEPOSITORY INSTITUTIONS (continued)
$  1,685,000  CITIGROUP INCORPORATED                                                        6.13%       11/21/2017   $    1,510,328
   4,000,000  CITY NATIONAL BANK                                                            6.75        09/01/2011        3,898,056
   1,978,000  COLONIAL BANK NA MONTGOMERY AL<<                                              6.38        12/01/2015          536,279
     750,000  CORESTATES CAPITAL TRUST II+++/-                                              1.78        01/15/2027          425,986
   1,250,000  DEUTSCHE BANK CAPITAL FUNDING TRUST VII<<+++/-                                5.63        12/31/2049          807,050
   2,500,000  EUROPEAN INVESTMENT BANK                                                      3.13        06/04/2014        2,505,400
     500,000  FIRST CITIZENS BANCORP++(i)                                                   6.80        04/01/2015          441,216
     122,000  GMAC LLC+++/-                                                                 3.46        12/01/2014           91,500
   2,100,000  HSBC CAPITAL FUNDING LP+++/-                                                  4.61        12/29/2049        1,413,367
   1,000,000  JPMORGAN CHASE CAPITAL XVIII                                                  6.95        08/17/2036          792,661
   2,900,000  NATIONAL CAPITAL COMMERCE INCORPORATED+/-                                     2.19        04/01/2027        1,172,949
     500,000  NATIONAL CITY BANK CLEVELAND OH+/-                                            1.65        06/07/2017          340,176
     450,000  NTC CAPITAL TRUST SERIES A+/-                                                 1.65        01/15/2027          231,682
   2,500,000  PNC FUNDING CORPORATION                                                       7.50        11/01/2009        2,547,293
   1,625,000  RABOBANK CAPITAL FUNDING II+++/-                                              5.26        12/29/2049        1,251,250
   3,820,000  ROYAL BANK OF SCOTLAND GROUP PLC++                                            2.63        05/11/2012        3,859,946
   2,875,000  TCF NATIONAL BANK+/-                                                          5.00        06/15/2014        1,730,031
   1,950,000  UBS PREFERRED FUNDING TRUST V SERIES 1+/-                                     6.24        05/15/2049        1,092,000
                                                                                                                         34,862,215
                                                                                                                     --------------
EDUCATIONAL SERVICES: 0.66%
   2,235,000  MASSACHUSETTS INSTITUTE OF TECHNOLOGY                                         7.25        11/02/2049        2,247,165
   1,000,000  PEPPERDINE UNIVERSITY                                                         5.45        08/01/2019          997,300
                                                                                                                          3,244,465
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.98%
   1,000,000  CENTRAL MAINE POWER COMPANY++                                                 5.70        06/01/2019        1,013,910
   1,000,000  CONNECTICUT LIGHT & POWER                                                     5.38        03/01/2017        1,003,550
   2,600,000  DUKE ENERGY FIELD SERVICES LLC                                                7.88        08/16/2010        2,658,945
   2,619,183  GREAT RIVER ENERGY++                                                          5.83        07/01/2017        2,619,707
     750,000  NGPL PIPECO LLC++                                                             6.51        12/15/2012          749,649
   1,365,000  PEOPLES ENERGY CORPORATION                                                    6.90        01/15/2011        1,393,366
     375,000  QUICKSILVER RESOURCES INCORPORATED                                            7.75        08/01/2015          313,125
                                                                                                                          9,752,252
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 1.17%
   1,330,000  BAE SYSTEMS HOLDINGS INCORPORATED++                                           6.40        12/15/2011        1,400,449
     350,000  JABIL CIRCUIT INCORPORATED                                                    8.25        03/15/2018          323,750
   2,500,000  METTLER TOLEDO INTERNATIONAL INCORPORATED                                     4.85        11/15/2010        2,469,148
     275,000  MOOG INCORPORATED<<                                                           6.25        01/15/2015          254,375
   1,656,629  TENASKA ALABAMA II PARTNERS LP++                                              7.00        06/30/2021        1,340,844
                                                                                                                          5,788,566
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.10%
     525,000  VALMONT INDUSTRIES INCORPORATED<<                                             6.88        05/01/2014          500,063
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 0.64%
     700,000  KELLOGG COMPANY                                                               4.45        05/30/2016          694,121
   1,600,000  KRAFT FOODS INCORPORATED                                                      6.25        06/01/2012        1,735,755
     750,000  MCCORMICK & COMPANY                                                           5.76        12/15/2017          722,375
                                                                                                                          3,152,251
                                                                                                                     --------------
FURNITURE & FIXTURES: 0.29%
   1,450,000  STEELCASE INCORPORATED                                                        6.50        08/15/2011        1,419,927
                                                                                                                     --------------

                   112 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
HEALTH SERVICES: 1.19%
$  3,650,000  AMERICAN ASSOCIATION OF RETIRED PERSONS++                                     7.50%       05/01/2031   $    3,798,577
   2,000,000  SCHERING-PLOUGH CORPORATION                                                   6.00        09/15/2017        2,063,340
                                                                                                                          5,861,917
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.46%
     400,000  LIBERTY PROPERTY LP<<                                                         6.63        10/01/2017          319,860
   3,008,000  MANUFACTURERS & TRADERS TRUST COMPANY+/-                                      5.59        12/28/2020        2,039,277
   1,750,000  NATIONAL CITY BANK OF COLUMBUS SERIES 4                                       7.25        07/15/2010        1,806,450
     250,000  NATIONAL CITY BANK OF KENTUCKY SERIES BKNT                                    6.30        02/15/2011          245,824
   1,275,000  REALTY INCOME CORPORATION                                                     6.75        08/15/2019        1,105,788
   2,500,000  TOLL ROAD INVESTMENT PARTNERSHIP II LP++##                                    6.94        02/15/2015        1,693,900
                                                                                                                          7,211,099
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.58%
   1,100,000  ACTUANT CORPORATION                                                           6.88        06/15/2017          984,500
   1,425,000  BLACK & DECKER                                                                5.75        11/15/2016        1,259,466
     150,000  SCIENTIFIC GAMES CORPORATION                                                  6.25        12/15/2012          138,000
     625,000  UNISYS CORPORATION<<                                                          6.88        03/15/2010          496,875
                                                                                                                          2,878,841
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.04%
   1,520,000  AEGON NV                                                                      4.75        06/01/2013        1,257,458
   1,800,000  ALLSTATE FINANCIAL GLOBAL FUNDING++                                           6.50        06/14/2011        1,866,352
   2,670,000  NLV FINANCIAL CORPORATION++                                                   7.50        08/15/2033        2,003,306
                                                                                                                          5,127,116
                                                                                                                     --------------
INSURANCE CARRIERS: 3.90%
   2,675,000  BLUE CROSS & BLUE SHIELD OF FLORIDA++                                         8.25        11/15/2011        2,843,113
   1,385,000  LIBERTY MUTUAL++                                                              4.88        02/01/2010        1,321,593
     750,000  LINCOLN NATIONAL CORPORATION                                                  6.20        12/15/2011          686,078
   1,700,000  METLIFE GLOBAL FUNDING++                                                      5.13        11/09/2011        1,738,910
   4,450,000  MINNESOTA LIFE INSURANCE COMPANY++                                            8.25        09/15/2025        3,595,693
   2,730,000  MONUMENTAL GLOBAL FUNDING II++                                                4.63        03/15/2010        2,660,227
   2,900,000  NEW YORK LIFE GLOBAL FUNDING++                                                5.38        09/15/2013        2,913,845
   2,145,000  PRINCIPAL LIFE GLOBAL FUNDING I++                                             6.25        02/15/2012        2,164,110
   1,415,000  WR BERKLEY CORPORATION                                                        5.13        09/30/2010        1,339,600
                                                                                                                         19,263,169
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 0.11%
     589,000  BIO-RAD LABORATORIES INCORPORATED                                             6.13        12/15/2014          541,880
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 0.09%
     545,000  LAMAR MEDIA CORPORATION<<                                                     6.63        08/15/2015          463,250
                                                                                                                     --------------
MOTION PICTURES: 1.37%
   3,000,000  TIME WARNER INCORPORATED                                                      6.75        04/15/2011        3,142,209
   2,500,000  TIME WARNER INCORPORATED                                                      6.20        07/01/2013        2,611,375
     985,000  VIACOM INCORPORATED                                                           7.70        07/30/2010        1,006,522
                                                                                                                          6,760,106
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.72%
   2,750,000  FORD MOTOR CREDIT COMPANY                                                     7.38        10/28/2009        2,682,174
   1,450,000  GENERAL ELECTRIC CAPITAL CORPORATION+/-                                       1.40        05/05/2026          891,765
                                                                                                                          3,573,939
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 113


Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
OIL & GAS EXTRACTION: 0.66%
$  1,350,000  CHESAPEAKE ENERGY CORPORATION<<                                               7.50%       06/15/2014   $    1,248,750
     650,000  EQT CORPORATION<<                                                             8.13        06/01/2019          670,521
     400,000  MARKWEST ENERGY PARTNERS/FINANCE CORPORATION                                  6.88        11/01/2014          328,000
     660,000  PARKER DRILLING COMPANY                                                       9.63        10/01/2013          577,500
     440,000  RANGE RESOURCES CORPORATION                                                   7.38        07/15/2013          429,000
                                                                                                                          3,253,771
                                                                                                                     --------------
PERSONAL SERVICES: 0.08%
     400,000  SERVICES CORPORATE INTERNATIONAL                                              7.38        10/01/2014          385,000
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.43%
   2,000,000  CONOCOPHILLIPS<<                                                              4.60        01/15/2015        2,043,618
     100,000  TESORO CORPORATION                                                            6.63        11/01/2015           85,125
                                                                                                                          2,128,743
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.10%
     175,000  CENTURY ALUMINUM COMPANY                                                      7.50        08/15/2014          117,688
     100,000  INTERNATIONAL STEEL GROUP                                                     6.50        04/15/2014           91,963
     295,000  STEEL DYNAMICS                                                                7.38        11/01/2012          271,400
                                                                                                                            481,051
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 0.26%
   1,150,000  BURLINGTON NORTHERN SANTA FE CORPORATION                                      8.13        04/15/2020        1,296,760
                                                                                                                     --------------
REAL ESTATE: 0.43%
   1,300,000  HOUSING URBAN DEVELOPMENT SERIES 04-A                                         5.08        08/01/2013        1,421,508
     500,000  REALTY INCOME CORPORATION                                                     5.50        11/15/2015          390,312
     500,000  ROUSE COMPANY<<+/-####                                                        5.38        11/26/2013          311,250
                                                                                                                          2,123,070
                                                                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.45%
     800,000  PROLOGIS TRUST                                                                5.25        11/15/2010          759,812
   1,500,000  SIMON PROPERTY GROUP LP                                                       5.75        05/01/2012        1,461,234
                                                                                                                          2,221,046
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.58%
   1,250,000  CHARLES SCHWAB CORPORATION                                                    6.38        09/01/2017        1,097,783
   1,500,000  GOLDMAN SACHS CAPITAL II+/-                                                   5.79        12/29/2049          870,236
     500,000  MERRILL LYNCH & COMPANY                                                       6.05        08/15/2012          486,013
     500,000  MERRILL LYNCH & COMPANY                                                       6.05        05/16/2016          435,898
                                                                                                                          2,889,930
                                                                                                                     --------------
SOCIAL SERVICES: 0.02%
     100,000  SERVICE CORPORATION INTERNATIONAL                                             7.88        02/01/2013           95,500
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.49%
   2,506,104  FEDEX CORPORATION SERIES 97-B                                                 7.52        01/15/2018        2,406,978
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 0.17%
     860,000  NAVISTAR INTERNATIONAL CORPORATION(i)                                         7.50        06/15/2011          834,200
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.10%
     525,000  STEWART ENTERPRISES                                                           6.25        02/15/2013          475,125
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 0.10%
     500,000  ACE HARDWARE CORPORATION++                                                    9.13        06/01/2016          475,000
                                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $161,605,055)                                                                       140,054,066
                                                                                                                     --------------

                   114 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
FOREIGN CORPORATE BONDS: 1.62%
$  2,000,000  BARCLAYS BANK PLC+++/-                                                        5.93%       12/15/2016   $    1,089,960
   1,500,000  BP CAPITAL MARKETS PLC                                                        3.63        05/08/2014        1,479,905
     200,000  ISPAT INLAND INCORPORATED                                                     9.75        04/01/2014          198,457
   1,100,000  PEARSON PLC (UK) PRIVATE PLACEMENT++                                          7.00        06/15/2011        1,129,009
   1,500,000  RABOBANK NEDERLAND                                                            4.20        05/13/2014        1,503,090
   2,500,000  SABMILLER PLC++                                                               6.20        07/01/2011        2,570,348
TOTAL FOREIGN CORPORATE BONDS (COST $8,837,443)                                                                           7,970,769
                                                                                                                     --------------
MUNICIPAL BONDS & NOTES: 11.03%
   1,000,000  CITY OF CHICAGO IL SERIES C (PROPERTY TAX REVENUE LOC)                        4.88        01/01/2015        1,053,300
   1,000,000  CITY OF CHICAGO IL TAXABLE SERIES D (MBIA INSURED)                            5.44        01/01/2024          992,360
   1,600,000  CITY OF EL PASO TX (OTHER REVENUE)%%                                          3.61        08/15/2014        1,615,040
   1,500,000  COMMONWEALTH OF MASSACHUSETTS                                                 3.25        07/01/2014        1,516,065
   2,500,000  DUKE UNIVERSITY TAXABLE SERIES A (GO OF UNIVERSITY)                           5.85        04/01/2037        2,506,625
   4,030,000  HUDSON COUNTY NJ IMPROVEMENT AUTHORITY FACILITIES LEASING REVENUE
                 (FSA INSURED)                                                              7.40        12/01/2025        4,179,835
   1,885,000  INDIANA BOND BANK STATE REVENUE SCHOOL SEVERANCE FUND 8-A (FGIC
                 INSURED)                                                                   4.73        01/15/2014        1,947,846
   1,075,000  INDIANA STATE HOUSING & COMMUNITY DEVELOPMENT AUTHORITY SERIES A-2
                 (SFMR)                                                                     5.51        01/01/2039        1,020,283
   4,540,000  INDIANA STATE HOUSING & COMMUNITY DEVELOPMENT AUTHORITY SFMR SERIES D-2
                 (HOUSING REVENUE, GNMA/FNMA INSURED)                                       5.41        07/01/2038        3,492,032
     440,000  KENTUCKY HOUSING CORPORATION HOUSING REVENUE SERIES D                         5.21        01/01/2014          453,539
     855,000  KENTUCKY HOUSING CORPORATION HOUSING REVENUE SERIES D                         5.75        07/01/2037          843,834
     880,000  KENTUCKY HOUSING CORPORATION HOUSING REVENUE SERIES J                         5.92        07/01/2034          878,874
   2,210,000  LOYOLA UNIVERSITY ILLINOIS SERIES C REVENUE BONDS                             4.80        07/01/2013        2,289,892
     800,000  MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO 28-KYRENE ELEMENTARY AZ         5.38        07/01/2019          817,112
   1,760,000  MINNESOTA STATE HOUSING FINANCE AGENCY RESIDENTIAL HOUSING FINANCE
                 SERIES H                                                                   5.85        07/01/2036        1,799,864
   4,055,000  MINNESOTA STATE HOUSING FINANCE AGENCY RESIDENTIAL HOUSING FINANCE
                 SERIES J                                                                   6.13        07/01/2038        4,034,401
   1,500,000  OHIO COUNTY WEST VIRGINIA COUNTY COMMON SPECIAL DISTRICT EXCISE TAX
                 REVENUE SERIES A                                                           8.25        03/01/2035        1,334,385
   4,000,000  OHIO STATE HOUSING FINANCE AGENCY RESIDENTIAL MORTGAGE REVENUE SERIES K       5.97        03/01/2029        3,973,400
   2,120,000  OHIO STATE HOUSING FINANCE AGENCY RESIDENTIAL MORTGAGE REVENUE SERIES O
                 (GNMA/FNMA INSURED)                                                        5.47        09/01/2025        2,090,829
   2,355,000  PENNSYLVANIA HOUSING FINANCE AGENCY SFMR SERIES 93C                           5.84        04/01/2037        2,349,372
   1,830,000  STATE OF NEW HAMPSHIRE HFA SFMR SERIES D                                      5.53        07/01/2037        1,800,464
   6,163,941  STATE OF TEXAS BRAZOS HIGHER EDUCATION AUTHORITY INCORPORATED
                 SERIES 2005-4 CLASS A5+/-ss(i)                                             4.91        12/01/2040        6,200,925
     910,000  VIRGINIA PUBLIC BUILDING AUTHORITY VA%%                                       4.95        08/01/2018        1,046,609
     635,000  VIRGINIA PUBLIC BUILDING AUTHORITY VA%%                                       5.30        08/01/2021          745,744
   3,665,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY HOME OWNERSHIP
                 REVENUE SERIES D                                                           5.81        03/01/2037        3,622,816
   1,845,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY HOME OWNERSHIP
                 REVENUE SERIES F                                                           5.73        09/01/2037        1,843,672
TOTAL MUNICIPAL BONDS & NOTES (COST $55,233,853)                                                                         54,449,118
                                                                                                                     --------------
TERM LOANS: 0.77%
     414,555  ARAMARK CORPORATION TERM LOAN B                                               3.10        01/26/2014          375,517
      26,337  ARAMARK CORPORATION TERM LOAN C                                               2.03        01/26/2014           23,856
      22,500  BOSTON SCIENTIFIC CORPORATION TERM LOAN                                       2.06        04/21/2011           19,575
     675,000  BSC INTERNATIONAL HOLDING TERM LOAN+/-                                        6.32        04/21/2011          634,500

                   Wells Fargo Advantage Master Portfolios 115


Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
TERM LOANS (continued)
$  1,477,500  FLEXTRONICS INTERNATIONAL TERM LOAN                                           3.69%       10/01/2012   $    1,263,263
     434,110  GEORGIA-PACIFIC CORPORATION 1ST LIEN TERM LOAN B+/-                           2.43        12/20/2012          401,348
   1,270,962  OSHKOSH TRUCK CORPORATION TERM LOAN                                           7.15        12/06/2013        1,105,737
TOTAL TERM LOANS (COST $4,312,852)                                                                                        3,823,796
                                                                                                                     --------------
US TREASURY SECURITIES: 3.29%
US TREASURY BONDS: 3.29%
   6,300,000  US TREASURY BOND<<                                                            5.50        08/15/2028        7,240,080
   6,100,000  US TREASURY BOND - INFLATION PROTECTED<<&                                     3.38        04/15/2032        8,999,748
                                                                                                                         16,239,828
                                                                                                                     --------------
TOTAL US TREASURY SECURITIES (COST $15,571,882)                                                                          16,239,828
                                                                                                                     --------------

   SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 8.81%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.63%
   2,013,472  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            2,013,472
   2,013,472  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                2,013,472
   2,013,472  DREYFUS CASH MANAGEMENT FUND                                                                                2,013,472
   2,013,471  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       2,013,471
                                                                                                                          8,053,887
                                                                                                                     --------------

  PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 7.18%
$    145,115  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47        06/02/2009          145,109
      72,558  AMSTERDAM FUNDING CORPORATION++(p)                                            0.35        06/01/2009           72,556
     580,460  ANTALIS US FUNDING CORPORATION++(p)                                           0.35        06/10/2009          580,398
   1,892,591  BANK OF AMERICA REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $1,892,621)                                                0.19        06/01/2009        1,892,591
     181,394  BANK OF IRELAND                                                               0.40        06/02/2009          181,394
     544,181  BARTON CAPITAL CORPORATION++(p)                                               0.30        06/03/2009          544,163
     181,394  BARTON CAPITAL CORPORATION++                                                  0.25        06/12/2009          181,377
     181,394  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009          181,393
     544,181  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009          544,566
     453,485  BRYANT BANK FUNDING LLC++(p)                                                  0.27        06/22/2009          453,406
     344,648  BRYANT BANK FUNDING LLC++(p)                                                  0.26        06/26/2009          344,581
      19,953  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027           19,953
      58,046  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   0.75        06/01/2028           58,046
     725,575  CALYON (NEW YORK)                                                             0.25        06/22/2009          725,575
     725,575  CANCARA ASSET SECURITIZATION LIMITED++                                        0.40        06/15/2009          725,446
     435,345  CBA (DELAWARE) FINANCE INCORPORATED(p)                                        0.26        06/29/2009          435,251
     191,828  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008            3,165
      48,115  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.10        10/01/2038           48,115
      90,697  COOK COUNTY IL+/-ss                                                           0.90        11/01/2030           90,697
     435,345  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009          435,345
     308,370  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.00        12/15/2037          308,370
     215,859  DEUTSCHE BANK (NEW YORK)                                                      0.62        06/25/2009          215,908
   1,892,591  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED
              BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $1,892,619)                     0.18        06/01/2009        1,892,591
     653,018  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009          653,018
     420,380  DNB NOR BANK ASA                                                              0.78        06/29/2009          420,548
     253,951  E.ON AG++                                                                     0.41        06/02/2009          253,943

                   116 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    435,345  E.ON AG++                                                                     0.35%       06/11/2009   $      435,294
     272,091  EBBETS FUNDING LLC++(p)                                                       0.50        06/02/2009          272,079
     126,976  EBBETS FUNDING LLC++(p)                                                       0.50        06/03/2009          126,969
      72,558  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/02/2009           72,555
     163,254  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/03/2009          163,245
     725,575  FAIRWAY FINANCE CORPORATION++(p)                                              0.25        06/22/2009          725,459
     689,297  FORTIS FUNDING LLC++                                                          0.23        06/01/2009          689,288
     217,673  GDF SUEZ++                                                                    0.28        06/18/2009          217,640
     544,181  GDF SUEZ++                                                                    0.30        06/19/2009          544,091
     272,091  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.28        06/17/2009          272,053
     205,755  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $205,758)                                0.17        06/01/2009          205,755
      54,418  GRAMPIAN FUNDING++(p)                                                         0.39        06/04/2009           54,415
     391,586  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          123,428
      29,930  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         2.10        11/01/2042           29,930
     146,929  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.55        05/15/2034          146,929
      51,879  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.35        07/01/2029           51,879
      36,279  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            0.75        01/01/2018           36,279
     362,788  INTESA FUNDING LLC                                                            0.25        06/01/2009          362,783
     199,533  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009          199,524
     126,976  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009          126,967
     181,394  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009          181,376
     399,066  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25        06/02/2009          399,058
      54,418  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        0.65        04/15/2025           54,418
     417,206  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009          417,206
     399,066  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009          399,060
      52,532  KITTY HAWK FUNDING CORPORATION++                                              0.27        06/04/2009           52,530
     519,222  KITTY HAWK FUNDING CORPORATION++                                              0.26        06/25/2009          519,124
     707,436  LIBERTY STREET FUNDING CORPORATION++(p)                                       0.26        06/22/2009          707,318
     261,207  LMA AMERICAS LLC++(p)                                                         0.29        06/23/2009          261,157
     453,485  MASSACHUSETTS HEFA+/-ss                                                       0.30        10/01/2034          453,485
     344,648  MATCHPOINT MASTER TRUST++                                                     0.30        06/16/2009          344,599
     362,788  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/26/2009          362,706
      72,558  MISSISSIPPI STATE GO+/-ss                                                     2.00        11/01/2028           72,558
     580,460  MONT BLANC CAPITAL CORPORATION++(p)                                           0.30        06/19/2009          580,364
      54,418  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.26        02/01/2036           54,418
     725,575  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009          725,468
     308,370  NATIXIS                                                                       0.28        06/04/2009          308,370
      36,279  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.50        01/01/2018           36,279
     243,068  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/17/2009          243,031
      68,404  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     0.40        06/17/2009           68,390
     181,394  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/22/2009          181,359
      90,697  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.44        01/01/2034           90,697
     544,181  OLD LINE FUNDING CORPORATION++(p)                                             0.30        06/04/2009          544,159
     725,575  PRUDENTIAL PLC++                                                              0.37        06/17/2009          725,441
     798,133  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009          798,133
     580,460  RANGER FUNDING CORPORATION++(p)                                               0.30        06/16/2009          580,378
      99,767  REGENCY MARKETS #1 LLC++(p)                                                   0.30        06/10/2009           99,757
     317,439  REGENCY MARKETS #1 LLC++(p)                                                   0.37        06/10/2009          317,403
     254,423  REGENCY MARKETS #1 LLC++(p)                                                   0.38        06/15/2009          254,380
     190,464  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009          190,485
     362,788  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009          362,788
     281,160  ROYAL BANK OF SCOTLAND PLC(p)                                                 0.35        06/01/2009          281,155
     435,345  SALISBURY RECEIVABLES COMPANY++(p)                                            0.25        06/22/2009          435,276
     172,324  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009          172,321

                   Wells Fargo Advantage Master Portfolios 117


Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    326,509  SCALDIS CAPITAL LIMITED++(p)                                                  0.45%       06/04/2009   $      326,488
     344,648  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/05/2009          344,622
     263,475  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/02/2009          263,468
     272,091  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/05/2009          272,077
     761,854  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009          761,854
     544,181  STARBIRD FUNDING CORPORATION++(p)                                             0.30        06/15/2009          544,109
     544,181  STRAIGHT A FUNDING LLC++(p)                                                   0.28        06/24/2009          544,076
     173,576  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009          173,623
     272,091  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.25        06/03/2009          272,083
     453,485  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.30        06/18/2009          453,413
     725,884  THUNDER BAY FUNDING INCORPORATED++                                            0.30        06/01/2009          725,872
     725,575  TULIP FUNDING CORPORATION++(p)                                                0.26        06/26/2009          725,434
     119,720  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.35        07/01/2032          119,720
     344,648  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009          344,678
     453,485  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009          453,480
     761,854  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009          761,857
      54,418  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.58        12/15/2040           54,418
      72,558  VERSAILLES CP LLC++(p)                                                        0.55        06/02/2009           72,554
     163,254  VERSAILLES CP LLC++(p)                                                        0.50        06/03/2009          163,245
     530,717  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.66        04/03/2008          222,901
     334,690  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.34        05/02/2008          140,570
     336,113  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.32        08/07/2008          141,167
                                                                                                                         35,420,423
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $44,917,789)                                                               43,474,310
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 16.07%
  79,288,829  Wells Fargo Advantage Money Market Trust~+++                                                               79,288,829
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $79,288,829)                                                                          79,288,829
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $668,371,246)*                                                           122.89%                               $  606,439,788
OTHER ASSETS AND LIABILITIES, NET                                              (22.89)                                 (112,955,867)
                                                                               ------                                --------------
TOTAL NET ASSETS                                                               100.00%                               $  493,483,921
                                                                               ------                                --------------

                   118 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

MANAGED FIXED INCOME PORTFOLIO

----------
<<   All or a portion of this security is on loan. (See Note 2)

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

& U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed Commercial Paper.

(l) Long-term security of an affiliate of the fund with a total cost of $5,787,901.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $79,288,829.

* Cost for federal income tax purposes is $668,850,826 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  6,635,356
Gross unrealized depreciation                 (69,046,394)
                                             ------------
Net unrealized appreciation (depreciation)   $(62,411,038)

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 119


Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
AGENCY SECURITIES: 25.12%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.99%
 $ 5,476,513  FHLMC #1B4052<<+/-                                                            4.64%       04/01/2038   $    5,599,354
   3,288,618  FHLMC #1G0052+/-                                                              4.78        02/01/2035        3,406,190
     101,738  FHLMC #786614+/-                                                              4.19        08/01/2025          102,709
      76,440  FHLMC #845151+/-                                                              4.88        06/01/2022           76,745
      11,643  FHLMC #846367+/-                                                              4.74        04/01/2029           11,773
   2,527,521  FHLMC #E02227                                                                 6.00        11/01/2021        2,667,610
     774,989  FHLMC #E90573                                                                 6.00        07/01/2017          817,822
   3,217,312  FHLMC #G11693                                                                 5.00        05/15/2020        3,314,585
   5,230,416  FHLMC #G11696                                                                 5.50        05/15/2020        5,457,385
     927,285  FHLMC #G90030                                                                 7.50        07/17/2017          977,798
                                                                                                                         22,431,971
                                                                                                                     --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 19.02%
     103,906  FNMA #155506+/-                                                               4.73        04/01/2022          104,278
     272,889  FNMA #190815+/-                                                               3.39        07/01/2017          268,486
     125,232  FNMA #253482                                                                  8.50        10/01/2030          135,782
   1,743,110  FNMA #289517+/-                                                               3.71        04/01/2034        1,737,627
   4,162,521  FNMA #295541+/-                                                               4.49        10/01/2032        4,146,490
      29,089  FNMA #331866+/-                                                               3.80        12/01/2025           29,307
   2,229,287  FNMA #420263+/-                                                               3.71        10/01/2024        2,218,801
   1,978,766  FNMA #420264+/-                                                               3.71        07/01/2034        1,969,735
   3,316,031  FNMA #462209+/-                                                               5.81        04/01/2036        3,440,418
      16,687  FNMA #46698+/-                                                                3.80        12/01/2015           16,790
     900,781  FNMA #545927                                                                  6.50        12/01/2015          952,508
   1,560,840  FNMA #631367                                                                  5.50        02/01/2017        1,630,522
   1,790,083  FNMA #686043+/-                                                               3.99        07/01/2033        1,796,654
   1,084,611  FNMA #693015+/-                                                               4.08        06/01/2033        1,093,814
   4,635,288  FNMA #725802                                                                  4.43        08/01/2034        4,782,586
     676,820  FNMA #732003+/-                                                               4.05        09/01/2033          676,075
   1,774,752  FNMA #734329+/-                                                               4.78        06/01/2033        1,806,885
   1,538,710  FNMA #735572                                                                  5.00        04/01/2014        1,584,026
   2,443,333  FNMA #735977+/-                                                               4.71        08/01/2035        2,508,279
   2,473,694  FNMA #739757<<+/-                                                             3.99        08/01/2033        2,521,662
   1,745,438  FNMA #741447+/-                                                               4.03        10/01/2033        1,752,312
   1,957,416  FNMA #741454+/-                                                               3.89        10/01/2033        1,939,391
   3,216,073  FNMA #745649+/-                                                               4.55        11/01/2035        3,301,219
   1,467,773  FNMA #750805+/-                                                               4.56        11/25/2033        1,500,047
   2,032,143  FNMA #764265+/-                                                               4.24        05/01/2034        2,073,187
     991,623  FNMA #783249+/-                                                               2.64        04/01/2044          980,887
   3,547,780  FNMA #783251+/-                                                               2.64        04/01/2044        3,509,310
   6,699,419  FNMA #789463<<+/-                                                             4.31        06/01/2034        6,866,157
   1,389,270  FNMA #806504+/-                                                               2.64        10/01/2034        1,374,229
   1,437,364  FNMA #806505+/-                                                               2.71        10/01/2044        1,421,827
   3,003,855  FNMA #826179+/-                                                               4.69        07/01/2035        3,084,413
   3,034,084  FNMA #834933<<+/-                                                             5.04        07/01/2035        3,124,546
   2,084,005  FNMA #849014+/-                                                               5.52        01/01/2036        2,170,432
   1,250,000  FNMA #874245                                                                  5.48        01/01/2011        1,280,692
   3,299,537  FNMA #936591<<+/-                                                             5.67        04/01/2037        3,437,938
                                                                                                                         71,237,312
                                                                                                                     --------------

                        120 Wells Fargo Advantage Master


                               Portfolios Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
SMALL BUSINESS ADMINISTRATION: 0.11%
    $ 63,547  SBA #501224+/-                                                                6.50%       06/25/2015   $       63,264
      12,426  SBA #502966+/-                                                                4.48        05/25/2015           12,528
      86,629  SBA #503405+/-                                                                3.63        05/25/2016           87,774
     236,020  SBA #503611+/-                                                                3.13        12/25/2021          238,464
                                                                                                                            402,030
                                                                                                                     --------------
TOTAL AGENCY SECURITIES (COST $92,165,711)                                                                               94,071,313
                                                                                                                     --------------
ASSET BACKED SECURITIES: 18.77%
     108,109  ASSET BACKED SECURITIES CORPORATION HOME EQUITY SERIES 2001-HE2
                 CLASS A1+/-                                                                0.86        06/15/2031           49,252
   4,300,000  BANK OF AMERICA SECURITIES AUTO TRUST SERIES 2006-G1 CLASS A4                 5.17        12/20/2010        4,347,796
   2,223,018  CATERPILLAR FINANCIAL ASSET TRUST SERIES 2007-A CLASS A3B+/-                  0.78        06/25/2012        2,192,082
   1,195,593  CATERPILLAR FINANCIAL ASSET TRUST SERIES 2008-A CLASS A2B+/-                  1.46        12/27/2010        1,195,180
   3,000,000  CHASE ISSUANCE TRUST SERIES 2005-A8 CLASS A8+/-                               0.38        10/15/2012        2,963,788
   2,850,000  COLLEGE LOAN CORPORATION TRUST SERIES 2006-A CLASS A3+/-                      1.18        10/25/2025        2,723,641
     987,937  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-BC1 CLASS A1+/-             1.11        03/25/2033          574,628
     208,801  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD2 CLASS A1+++/-(i)        0.81        09/25/2032          130,494
     633,208  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-SD2 CLASS A1+++/-(i)        0.68        11/25/2033          446,446
     710,617  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2006-SD2 CLASS 1A1+++/-          0.66        11/25/2036          535,688
     234,216  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-G CLASS A+/-(i)                0.71        12/15/2028          179,983
   1,576,491  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-M CLASS A1+/-                  0.58        02/15/2035          380,315
   1,942,155  FIFTH THIRD HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-                   0.57        09/20/2023          913,990
     172,575  FIRST HORIZON ABS TRUST SERIES 2004-HE1 CLASS A+/-                            0.52        01/25/2024           93,531
     758,978  FIRST HORIZON ABS TRUST SERIES 2004-HE3 CLASS A+/-                            0.60        10/25/2034          377,336
   1,300,991  FIRST HORIZON ABS TRUST SERIES 2006-HE1 CLASS A+/-                            0.60        10/25/2034          316,186
   3,379,454  FIRST HORIZON ABS TRUST SERIES 2007-HE1 CLASS A+/-                            0.44        09/25/2029        1,679,402
   1,220,214  FLEET HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-                         0.57        01/20/2033          723,655
   3,017,888  GCO EDUCATION LOAN FUNDING TRUST SERIES 2007-1A CLASS A4L+++/-                1.27        05/26/2020        2,923,127
   3,302,229  GE CORPORATE AIRCRAFT FINANCING LLC SERIES 2005-1A CLASS A3+++/-              0.57        08/26/2019        2,704,525
     289,389  GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-1 CLASS A+/-                    0.77        07/25/2029          174,256
     166,076  GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-3 CLASS A+/-(i)                 0.80        03/15/2035           95,941
   2,165,602  GSAMP TRUST SERIES 2005-SEA2 CLASS A1+/-                                      0.66        01/25/2045        1,118,538
     713,228  GSAMP TRUST SERIES 2006-SD2 CLASS A1+++/-                                     0.42        05/25/2046          589,062
   1,817,037  HFC HOME EQUITY LOAN ASSET BACKED CERTIFICATES SERIES 2005-2
                 CLASS A1+/-                                                                0.59        01/20/2035        1,120,665
   2,781,228  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2006-1 CLASS A1+/-                    0.48        01/20/2036        1,835,559
   2,500,000  HYUNDAI AUTO RECEIVABLES TRUST SERIES 2007-A CLASS A4                         5.21        03/17/2014        2,611,139
   2,000,000  KEYCORP STUDENT LOAN TRUST SERIES 2006-A CLASS 2A2+/-                         1.31        06/27/2025        1,604,005
      80,659  LEHMAN ASSET BACKED SECURITIES CORPORATION SERIES 2004-2 CLASS A+/-           0.75        12/25/2033           44,296
   1,351,755  MELLON RESIDENTIAL FUNDING CORPORATION SERIES 1999-TBC3 CLASS A2+/-           2.62        10/20/2029        1,259,625
     772,780  MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2001-TBC1 CLASS A1+/-           0.69        11/15/2031          560,425
   1,687,959  MERRILL AUTO TRUST SECURITIZATION SERIES 2007-1 CLASS A3+/-                   0.39        03/15/2011        1,681,612
     326,407  MORGAN STANLEY DEAN WITTER & COMPANY CORPORATION HELOC TRUST
              SERIES 2003-2 CLASS A+/-                                                      0.57        04/25/2016          180,852
   3,821,237  MORTGAGE EQUITY CONVERSION ASSET TRUST SERIES 2007-FF1 CLASS A+++/-(i)        0.94        02/25/2042        3,530,441
   4,745,594  MORTGAGE EQUITY CONVERSION ASSET TRUST SERIES 2007-FF2 CLASS A+++/-(i)        0.47        02/25/2042        4,402,487
   3,750,000  NATIONAL COLLEGIATE STUDENT LOAN TRUST SERIES 2006-2 CLASS AIO(c)             6.00        08/25/2011          356,850
      53,206  NISSAN AUTO LEASE TRUST SERIES 2006-A CLASS A3                                5.11        03/15/2010           53,219
   1,604,417  RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2003-3 CLASS A+/-                   0.81        12/25/2033          727,615
   1,928,127  RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2002-KS8 CLASS A6             4.86        12/25/2032        1,336,049
   2,984,985  RIVERVIEW HECM TRUST SERIES 2007-1 CLASS A+++/-                               1.14        06/25/2037        2,676,039
     703,262  SASC SERIES 2006-GEL3 CLASS A1+++/-                                           0.43        07/25/2036          557,494
   1,613,113  SBI HELOC TRUST SERIES 2005-HE1 CLASS 1A+++/-                                 0.50        11/25/2035          775,081
   1,500,000  SLC STUDENT LOAN TRUST SERIES 2006-A CLASS A+/-                               1.20        04/16/2018        1,465,079
   2,500,000  SLM STUDENT LOAN TRUST SERIES 2006-C CLASS A2+/-                              1.37        09/15/2020        2,277,050
     136,822  TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-B CLASS A3                     5.41        08/12/2011          137,532
   3,000,000  TURQUOISE CARD BACKED SECURITIES PLC SERIES 2007-1 CLASS A+/-                 0.38        06/15/2012        2,842,393

                  Wells Fargo Advantage Master Portfolios 121


Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
ASSET BACKED SECURITIES (continued)
 $ 3,000,000  US EDUCATION LOAN TRUST LLC SERIES 2007-1A CLASS A2+++/-                      2.55%       09/01/2019      $ 2,957,343
     629,127  USXL FUNDING LLC SERIES 2006-1A CLASS A++                                     5.38        04/15/2014          575,154
      71,246  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2002-HE2
                 CLASS A+/-(l)                                                              0.74        12/25/2032           36,830
     562,106  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2003-HE2
                 CLASS AII1+/-(l)                                                           0.57        07/02/2018          194,751
     700,361  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2004-HE1
                 CLASS A+/-(l)                                                              0.53        06/25/2034          278,515
   3,669,041  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2007-HE2A
                 CLASS A+++/-(l)                                                            0.44        07/25/2037        1,272,974
   2,500,000  WASHINGTON MUTUAL MASTER NOTE TRUST SERIES 2007-A2 CLASS A2+++/-              0.37        05/15/2014        2,464,907
   3,000,000  WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2007-B CLASS A4                      5.39        05/15/2013        3,078,791
TOTAL ASSET BACKED SECURITIES (COST $90,564,770)                                                                         70,323,614
                                                                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 24.61%
   2,180,712  ADJUSTABLE RATE MORTGAGE TRUST SERIES 2007-2 CLASS 2A1+/-                     0.52        06/25/2037        1,026,021
   2,624,526  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-1 CLASS A3       4.88        11/10/2042        2,550,555
      58,269  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-G CLASS 2A1+/-                4.71        07/20/2032           52,796
     218,104  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2003-A CLASS 2A2+/-                5.52        02/25/2033          188,160
   1,755,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PWR9 CLASS A2         4.74        09/11/2042        1,685,748
   1,019,082  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-14 CLASS 2A1+/-                0.52        05/25/2035          464,623
   1,507,263  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-24 CLASS 2A1B+/-               2.75        07/20/2035          725,961
     804,122  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-27 CLASS 3A1+/-                2.68        06/30/2035          475,140
   3,900,641  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2006-0A10 CLASS 1A1+/-              2.47        08/25/2046        1,575,238
   2,971,297  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2007-0A3 CLASS 1A1+/-               0.45        04/25/2047        1,084,477
   1,554,676  COUNTRYWIDE HOME LOANS SERIES 2004-25 CLASS 1A3                               5.23        04/25/2025          583,587
   1,500,078  COUNTRYWIDE HOME LOANS SERIES 2004-29 CLASS 2A1                               5.65        12/29/2034          672,239
   2,464,325  COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 1AF+++/-(i)                       0.71        11/25/2034        2,235,467
   1,999,791  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                 SERIES 2001-CP4 CLASS A4                                                   6.18        12/15/2035        2,010,570
     246,498  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                 SERIES 2002-AR17 CLASS 2A1+/-                                              5.30        12/19/2039          225,406
      83,165  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                 SERIES 2003-AR2 CLASS 2A1+/-                                               4.99        02/25/2033           73,733
     895,210  EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                      1.09        09/25/2033          562,800
     117,502  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-31 CLASS A7+/-              0.56        05/25/2031           99,584
     303,867  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-35 CLASS A+/-               0.59        09/25/2031          276,804
   1,653,537  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 3A                 7.00        02/25/2043        1,787,370
   1,891,247  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 4A+/-              5.26        02/25/2043        1,864,517
   2,921,010  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 1A2                7.00        03/25/2043        3,157,429
   2,296,596  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 1A2                7.00        07/25/2043        2,482,476
   2,758,720  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A                 7.50        09/25/2043        2,955,279
   1,768,640  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-63 CLASS 1A1+/-             2.71        02/25/2045        1,696,042
     175,767  FIFTH THIRD MORTGAGE LOAN TRUST SERIES 2002-FTB1 CLASS 4A1+/-(i)              6.58        11/19/2032          159,677
       2,429  FIRST PLUS HOME LOAN TRUST SERIES 1997-3 CLASS A8                             7.55        11/10/2023            2,429
     543,708  FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A3                                   7.50        05/25/2042          596,890
     277,433  FNMA GRANTOR TRUST SERIES 2003-T4 CLASS 1A+/-                                 0.53        09/26/2033          173,643
     672,045  FNMA SERIES 2002-90 CLASS A2                                                  6.50        11/25/2042          693,146
   1,440,341  FNMA SERIES 2003-W4 CLASS 3A                                                  7.00        10/25/2042        1,573,797
   1,494,212  FNMA SERIES 2004-W2 CLASS 2A2                                                 7.00        02/25/2044        1,632,659
   3,082,343  FNMA SERIES 2007-88 CLASS HC+/-                                               5.25        09/25/2037        3,219,492
      37,855  FNMA WHOLE LOAN SERIES 2001-W1 CLASS AV1+/-                                   0.55        08/25/2031           26,010
     649,420  FNMA WHOLE LOAN SERIES 2002-W10 CLASS A6                                      7.50        08/25/2042          712,942
      91,085  FNMA WHOLE LOAN SERIES 2002-W12 CLASS AV1+/-                                  0.67        02/25/2033           72,820
   2,759,132  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C2 CLASS A2            4.71        05/10/2043        2,712,434
   3,000,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C3 CLASS A4+/-         5.05        07/10/2045        2,859,560
   2,829,496  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2005-C1
                 CLASS A2                                                                   4.47        05/10/2043        2,819,206
     314,926  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2001-HE3 CLASS A2+/-(i)           0.87        03/25/2027          199,266
   3,508,198  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2005-HE3 CLASS A2+/-              0.46        02/25/2036        1,138,340
   2,250,480  GREENPOINT MORTGAGE FUNDING TRUST SERIES 2006-AR1 CLASS A1A+/-                0.60        02/25/2036          938,383

                   122 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

  PRINCIPAL    SECURITY NAME                                                           INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$  1,403,343  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION
                 SERIES 2003-C2 CLASS A2                                                    4.02%       01/05/2036   $    1,388,289
   5,884,620  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+++/-                        0.71        10/25/2034        4,292,012
   3,776,282  GSMPS MORTGAGE LOAN TRUST SERIES 2005-RP2 CLASS 1AF+++/-                      0.66        03/25/2035        3,440,989
   3,586,454  GSMPS MORTGAGE LOAN TRUST SERIES 2005-RP3 CLASS 1AF+++/-                      0.79        09/25/2035        2,423,312
   1,345,851  GSMPS MORTGAGE LOAN TRUST SERIES 2006-1 CLASS A1+++/-(i)                      0.61        03/25/2035        1,159,138
   1,464,917  HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-                   0.67        01/19/2035          610,957
     557,613  INDYMAC LOAN TRUST SERIES 2005-L2 CLASS A1+/-(i)                              0.53        09/16/2035          391,548
   2,207,520  LEHMAN XS TRUST SERIES 2007-5 CLASS P3+/-                                     6.41        05/25/2037        1,051,094
     721,679  LEHMAN XS TRUST SERIES 2007-6W CLASS A3+/-(i)                                 0.63        05/25/2037          171,760
     542,214  MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED
                 SERIES 2003-A2 CLASS 2A2+/-                                                3.22        02/25/2033          419,980
   1,375,319  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1999-A CLASS A+/-                 1.10        03/15/2025          719,137
     941,404  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-A CLASS 2A2+/-               2.16        03/25/2028          707,642
     959,415  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-B CLASS A1+/-                0.65        04/25/2028          745,800
     723,918  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2004-A CLASS A1+/-                0.54        04/25/2029          529,365
   1,259,085  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-HYB1 CLASS A3+/-             3.80        03/25/2033        1,121,865
     989,532  MORGAN STANLEY DEAN WITTER CREDIT CORPORATION HELOC TRUST
                 SERIES 2003-1 CLASS A+/-                                                   0.58        11/25/2015          498,613
     394,135  OPTION ONE MORTGAGE LOAN TRUST SERIES 2003-1 CLASS A2+/-                      1.15        02/25/2033          224,583
     234,159  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED
                 SERIES 2002-HS3 CLASS 2A+/-                                                0.65        08/25/2032          100,382
     286,628  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED
                 SERIES 2003-HS1 CLASS AII+/-                                               0.60        12/25/2032          153,839
     572,552  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED
                 SERIES 2004-HS3 CLASS A+/-                                                 0.70        09/25/2029          167,143
   1,468,061  SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                                  0.72        10/20/2027        1,232,913
     452,381  SEQUOIA MORTGAGE TRUST SERIES 2003-2 CLASS A1+/-                              0.98        06/20/2033          330,080
   1,281,166  SEQUOIA MORTGAGE TRUST SERIES 2003-8 CLASS A1+/-                              0.64        12/20/2033          792,739
     571,410  SEQUOIA MORTGAGE TRUST SERIES 5 CLASS A+/-                                    0.68        10/19/2026          432,125
   3,146,024  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES
                 SERIES 1999-20B CLASS 1                                                    5.95        02/01/2019        3,326,526
      62,752  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES
                 SERIES 2000-10C CLASS 1                                                    7.88        05/01/2010           64,150
     548,141  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2003-9A CLASS 2A1+/-           4.25        03/25/2033          470,594
   1,157,889  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2004-NP2 CLASS A+++/-          0.66        11/30/2034          913,123
     982,957  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2005-GEL4 CLASS A+/-           0.66        09/25/2025          782,012
   3,392,586  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2006-RF3 CLASS 1A1++           6.00        11/25/2036        2,851,273
     763,415  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2006-RM1 CLASS A1+++/-         0.56        08/25/2046          486,295
   2,130,151  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2007-RM1 CLASS A1+++/-         0.59        05/25/2047          992,850
   2,500,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C20 CLASS A4+/-(l)        5.24        07/15/2042        2,444,979
     609,206  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2003-AR1 CLASS A6+/-                                                3.75        03/25/2033          455,137
   2,026,738  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2005-AR1 CLASS A1A+/-                                               0.63        01/25/2035          962,550
     804,380  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2005-AR6 CLASS 2A1A+/-                                              0.54        04/25/2035          388,063
   2,169,134  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2005-C3 CLASS A4+/-                                                 3.25        07/25/2047          801,755
   4,229,201  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2006-AR11 CLASS 3A1A+/-                                             2.36        09/25/2046        1,563,236
   1,689,916  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2006-AR3 CLASS A1A+/-                                               2.44        02/25/2046          681,061
   1,876,949  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2006-AR4 CLASS DA+/-                                                2.41        06/25/2046          628,158
   3,030,209  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 2006-AR5 CLASS 5A+/-                                                2.50        06/25/2046        1,221,247
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $127,554,215)                                                            92,181,030
                                                                                                                     --------------
CORPORATE BONDS & NOTES: 10.25%
COMMUNICATIONS: 0.45%
   1,250,000  VERIZON WIRELESS CAPITAL LLC++                                                3.75        05/20/2011        1,275,340
     400,000  VIACOM INCORPORATED+/-                                                        1.67        06/16/2009          400,048
                                                                                                                          1,675,388
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 2.66%
   4,750,000  AMERICAN EXPRESS BANK FSB+/-                                                  1.23        12/10/2010        4,808,235
   1,750,000  REGIONS BANK RF+/-                                                            1.94        12/10/2010        1,768,727
   1,500,000  SOVEREIGN BANK+/-                                                             2.74        08/01/2013        1,126,392
   2,250,000  SUNTRUST BANK ATLANTA GA STI+/-                                               1.97        12/16/2010        2,276,309
                                                                                                                          9,979,663
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 123


Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
ELECTRIC, GAS & SANITARY SERVICES: 0.46%
$  1,700,000  DUKE ENERGY FIELD SERVICES LLC                                                7.88%       08/16/2010   $    1,738,541
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 0.61%
   2,250,000  BAE SYSTEMS HOLDINGS INCORPORATED++                                           4.75        08/15/2010        2,264,319
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 0.92%
   3,450,000  GENERAL MILLS INCORPORATED+/-                                                 1.23        01/22/2010        3,441,734
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 0.53%
   2,000,000  CVS CAREMARK CORPORATION+/-                                                   1.56        06/01/2010        1,978,402
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.14%
     500,000  HEWLETT-PACKARD CORPORATION                                                   2.95        08/15/2012          506,625
                                                                                                                     --------------
INSURANCE CARRIERS: 1.19%
   2,840,000  HARTFORD LIFE GLOBAL FUND+/-                                                  1.49        09/15/2009        2,779,005
   2,000,000  METROPOLITAN LIFE GLOBAL FUNDING I+++/-                                       1.57        03/15/2012        1,689,838
                                                                                                                          4,468,843
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.03%
     114,948  3M EMPLOYEE STOCK OWNERSHIP PLAN TRUST++                                      5.62        07/15/2009          115,581
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.30%
   2,150,000  AMERICAN EXPRESS CREDIT CORPORATION SERIES MTN+/-                             1.71        05/27/2010        2,107,522
   2,750,000  GENERAL ELECTRIC CAPITAL CORPORATION 06 08 12+/-                              1.58        06/08/2012        2,753,715
                                                                                                                          4,861,237
                                                                                                                     --------------
PHARMACEUTICALS: 0.28%
   1,000,000  PFIZER INCORPORATED                                                           4.45        03/15/2012        1,059,745
                                                                                                                     --------------
REAL ESTATE: 0.52%
   1,950,000  DUKE-WEEKS REALTY                                                             7.75        11/15/2009        1,953,652
                                                                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.63%
   2,500,000  PROLOGIS TRUST                                                                5.25        11/15/2010        2,374,413
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.53%
   2,000,000  WESTERN FINANCIAL BANK                                                        9.63        05/15/2012        1,988,110
                                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $39,214,934)                                                                         38,406,253
                                                                                                                     --------------
FOREIGN CORPORATE BONDS: 1.48%
   3,970,000  SABMILLER PLC+++/-                                                            1.51        07/01/2009        3,969,730
   1,550,000  THOMSON CORPORATION                                                           4.25        08/15/2009        1,556,200
TOTAL FOREIGN CORPORATE BONDS (COST $5,554,643)                                                                           5,525,930
                                                                                                                     --------------
LOAN PARTICIPATION: 0.51%
     629,850  UNITED STATES DEPARTMENT OF AGRICULTURE LOAN+/-                               1.38        10/15/2020          628,779
     747,878  UNITED STATES DEPARTMENT OF AGRICULTURE LOAN - PVT+/-                         0.98        06/25/2016          724,918
     585,804  UNITED STATES DEPARTMENT OF AGRICULTURE LOAN - PVT SBA GP SERIES D#66         5.37        09/08/2019          570,456
TOTAL LOAN PARTICIPATION (COST $1,964,893)                                                                                1,924,153
                                                                                                                     --------------
MUNICIPAL BONDS & NOTES: 4.51%
   4,000,000  COLORADO STUDENT OBLIGATION BOND AUTHORITY STUDENT LOAN REVENUE
                 SERIES VIII-A2+/-ss(i)                                                     0.21        12/01/2032        4,000,000
   2,345,000  MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION                               5.24        07/01/2011        2,372,530
   1,070,000  OHIO STATE HFA MORTGAGE BACKED SERIES G (HOUSING REVENUE, GNMA INSURED)       5.57        09/01/2016        1,074,558
   1,455,000  OHIO STATE HFA RESIDENTIAL SERIES K (HOUSING REVENUE)                         5.84        09/01/2016        1,460,951
   3,000,000  OREGON SCHOOL BOARD ASSOCIATION TAXABLE PENSION DEFERRED
                 INTEREST SERIES A (PROPERTY TAX REVENUE, FGIC INSURED)##                   2.41        06/30/2010        2,923,110

                   124 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
MUNICIPAL BONDS & NOTES (continued)
$  1,470,000  PENNSYLVANIA HFA SERIES 94-C (HOUSING REVENUE)                                6.04%       10/01/2030   $    1,474,190
   3,615,000  SOUTH CAROLINA HOUSING FINANCE & DEVELOPMENT AUTHORITY MORTGAGE REVENUE
                 TAXABLE SERIES C-3 (HOUSING REVENUE, FIRST SECURITY BANK LOC)              5.50        07/01/2026        3,573,938
TOTAL MUNICIPAL BONDS & NOTES (COST $16,783,327)                                                                         16,879,277
                                                                                                                     --------------

   SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 5.72%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.05%
     978,087  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                              978,087
     978,087  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                  978,087
     978,087  DREYFUS CASH MANAGEMENT FUND                                                                                  978,087
     978,087  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                         978,087
                                                                                                                          3,912,348
                                                                                                                     --------------

  PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 4.67%
$     70,493  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47        06/02/2009           70,490
      35,246  AMSTERDAM FUNDING CORPORATION++(p)                                            0.35        06/01/2009           35,246
     281,971  ANTALIS US FUNDING CORPORATION++(p)                                           0.35        06/10/2009          281,941
     919,366  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $919,381)                    0.19        06/01/2009          919,366
      88,116  BANK OF IRELAND                                                               0.40        06/02/2009           88,116
     264,348  BARTON CAPITAL CORPORATION++(p)                                               0.30        06/03/2009          264,339
      88,116  BARTON CAPITAL CORPORATION++                                                  0.25        06/12/2009           88,108
      88,116  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009           88,115
     264,348  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009          264,535
     220,290  BRYANT BANK FUNDING LLC++(p)                                                  0.27        06/22/2009          220,252
     167,420  BRYANT BANK FUNDING LLC++(p)                                                  0.26        06/26/2009          167,388
       9,693  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027            9,693
      28,197  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   0.75        06/01/2028           28,197
     352,464  CALYON (NEW YORK)                                                             0.25        06/22/2009          352,464
     352,464  CANCARA ASSET SECURITIZATION LIMITED++                                        0.40        06/15/2009          352,401
     211,478  CBA (DELAWARE) FINANCE INCORPORATED(p)                                        0.26        06/29/2009          211,432
     183,743  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008            3,032
      23,373  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.10        10/01/2038           23,373
      44,058  COOK COUNTY IL+/-ss                                                           0.90        11/01/2030           44,058
     211,478  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009          211,478
     149,797  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.00        12/15/2037          149,797
     104,858  DEUTSCHE BANK (NEW YORK)                                                      0.62        06/25/2009          104,882
     919,366  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $919,380)                    0.18        06/01/2009          919,366
     317,217  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009          317,217
     204,209  DNB NOR BANK ASA                                                              0.78        06/29/2009          204,290
     123,362  E.ON AG++                                                                     0.41        06/02/2009          123,358
     211,478  E.ON AG++                                                                     0.35        06/11/2009          211,454
     132,174  EBBETS FUNDING LLC++(p)                                                       0.50        06/02/2009          132,168
      61,681  EBBETS FUNDING LLC++(p)                                                       0.50        06/03/2009           61,678
      35,246  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/02/2009           35,245
      79,304  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/03/2009           79,300
     352,464  FAIRWAY FINANCE CORPORATION++(p)                                              0.25        06/22/2009          352,407
     334,840  FORTIS FUNDING LLC++                                                          0.23        06/01/2009          334,836
     105,739  GDF SUEZ++                                                                    0.28        06/18/2009          105,723
     264,348  GDF SUEZ++                                                                    0.30        06/19/2009          264,304
     132,174  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.28        06/17/2009          132,155

                   Wells Fargo Advantage Master Portfolios 125


Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     99,950  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $99,951)                        0.17%       06/01/2009   $       99,950
      26,435  GRAMPIAN FUNDING++(p)                                                         0.39        06/04/2009           26,433
     375,080  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          118,225
      14,539  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         2.10        11/01/2042           14,539
      71,374  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.55        05/15/2034           71,374
      25,201  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.35        07/01/2029           25,201
      17,623  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            0.75        01/01/2018           17,623
     176,232  INTESA FUNDING LLC                                                            0.25        06/01/2009          176,229
      96,928  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009           96,923
      61,681  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009           61,677
      88,116  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009           88,107
     193,855  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25        06/02/2009          193,851
      26,435  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        0.65        04/15/2025           26,435
     202,667  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009          202,667
     193,855  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009          193,852
      25,518  KITTY HAWK FUNDING CORPORATION++                                              0.27        06/04/2009           25,517
     252,223  KITTY HAWK FUNDING CORPORATION++                                              0.26        06/25/2009          252,176
     343,652  LIBERTY STREET FUNDING CORPORATION++(p)                                       0.26        06/22/2009          343,595
     126,887  LMA AMERICAS LLC++(p)                                                         0.29        06/23/2009          126,862
     220,290  MASSACHUSETTS HEFA+/-ss                                                       0.30        10/01/2034          220,290
     167,420  MATCHPOINT MASTER TRUST++                                                     0.30        06/16/2009          167,397
     176,232  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/26/2009          176,192
      35,246  MISSISSIPPI STATE GO+/-ss                                                     2.00        11/01/2028           35,246
     281,971  MONT BLANC CAPITAL CORPORATION++(p)                                           0.30        06/19/2009          281,924
      26,435  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.26        02/01/2036           26,435
     352,464  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009          352,412
     149,797  NATIXIS                                                                       0.28        06/04/2009          149,797
      17,623  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.50        01/01/2018           17,623
     118,075  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/17/2009          118,058
      33,229  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     0.40        06/17/2009           33,222
      88,116  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/22/2009           88,099
      44,058  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.44        01/01/2034           44,058
     264,348  OLD LINE FUNDING CORPORATION++(p)                                             0.30        06/04/2009          264,337
     352,464  PRUDENTIAL PLC++                                                              0.37        06/17/2009          352,398
     387,710  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009          387,710
     281,971  RANGER FUNDING CORPORATION++(p)                                               0.30        06/16/2009          281,931
      48,464  REGENCY MARKETS #1 LLC++(p)                                                   0.30        06/10/2009           48,459
     154,203  REGENCY MARKETS #1 LLC++(p)                                                   0.37        06/10/2009          154,185
     123,591  REGENCY MARKETS #1 LLC++(p)                                                   0.38        06/15/2009          123,571
      92,522  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009           92,532
     176,232  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009          176,232
     136,580  ROYAL BANK OF SCOTLAND PLC(p)                                                 0.35        06/01/2009          136,577
     211,478  SALISBURY RECEIVABLES COMPANY++(p)                                            0.25        06/22/2009          211,444
      83,710  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009           83,709
     158,609  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/04/2009          158,599
     167,420  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/05/2009          167,408
     127,988  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/02/2009          127,985
     132,174  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/05/2009          132,167
     370,087  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009          370,087
     264,348  STARBIRD FUNDING CORPORATION++(p)                                             0.30        06/15/2009          264,313
     264,348  STRAIGHT A FUNDING LLC++(p)                                                   0.28        06/24/2009          264,296
      84,318  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009           84,341
     132,174  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.25        06/03/2009          132,170
     220,290  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.30        06/18/2009          220,255
     352,613  THUNDER BAY FUNDING INCORPORATED++                                            0.30        06/01/2009          352,608
     352,464  TULIP FUNDING CORPORATION++(p)                                                0.26        06/26/2009          352,395

                   126 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

STABLE INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -------------------------------------------------------------            -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     58,157  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.35%       07/01/2032   $       58,157
     167,420  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009          167,435
     220,290  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009          220,287
     370,087  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009          370,088
      26,435  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.58        12/15/2040           26,435
      35,246  VERSAILLES CP LLC++(p)                                                        0.55        06/02/2009           35,245
      79,304  VERSAILLES CP LLC++(p)                                                        0.50        06/03/2009           79,300
     508,347  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.66        04/03/2008          213,506
     320,583  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.34        05/02/2008          134,645
     321,946  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.32        08/07/2008          135,214
                                                                                                                         17,504,214
                                                                                                                     --------------
   TOTAL COLLATERAL FOR SECURITIES LENDING (COST $22,426,704)                                                            21,416,562
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 14.82%
  55,522,567  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               55,522,567
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $55,522,567)                                                                          55,522,567
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $451,751,764)*                                                       105.79%                                $  396,250,699
OTHER ASSETS AND LIABILITIES, NET                                              (5.79)                                   (21,693,269)
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $  374,557,430
                                                                              ------                                 --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed Commercial Paper.

(l) Long-term security of an affiliate of the fund with a total cost of $7,517,044.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $55,522,567.

* Cost for federal income tax purposes is $452,092,342 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  3,693,198
Gross unrealized depreciation                 (59,534,841)
                                             ------------
Net unrealized appreciation (depreciation)   $(55,841,643)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 127


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
AGENCY SECURITIES: 45.59%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 17.81%
$ 26,500,000  FHLMC%%                                                                       5.50%       04/01/2033   $   27,369,518
  63,000,000  FHLMC%%                                                                       5.50        07/01/2038       64,850,625
      12,983  FHLMC #1B7562+/-                                                              6.03        11/01/2037           13,553
   1,690,445  FHLMC #1G2254+/-                                                              6.37        10/01/2037        1,768,547
   1,289,083  FHLMC #A78331                                                                 6.00        03/01/2034        1,359,297
   3,440,655  FHLMC #A79090<<                                                               6.50        07/01/2034        3,701,966
   1,678,087  FHLMC #B15688                                                                 5.50        07/01/2019        1,758,248
   1,475,690  FHLMC #E01279                                                                 5.50        01/01/2018        1,546,301
   3,974,961  FHLMC #E01445                                                                 4.00        09/01/2018        4,060,015
   4,019,662  FHLMC #E01497                                                                 5.50        11/01/2018        4,206,924
   2,321,121  FHLMC #E01539                                                                 5.50        12/01/2018        2,428,980
   1,313,965  FHLMC #E01655                                                                 5.50        06/01/2019        1,372,339
  42,701,678  FHLMC #G01931<<                                                               5.50        10/01/2035       44,226,929
  46,881,519  FHLMC #G04216<<                                                               5.50        12/01/2037       48,556,068
  10,266,529  FHLMC #G04794<<                                                               5.50        01/01/2036       10,633,236
   1,042,268  FHLMC #G11295                                                                 5.50        09/01/2017        1,095,313
   1,686,762  FHLMC #G11594                                                                 5.50        08/01/2019        1,771,554
      47,053  FHLMC #G11653<<                                                               5.50        12/01/2019           49,418
   4,354,672  FHLMC #G11658                                                                 5.50        01/01/2020        4,562,692
  20,600,008  FHLMC #G11713<<                                                               5.50        06/01/2020       21,635,558
  10,465,853  FHLMC #G11728<<                                                               5.50        02/01/2020       10,965,800
   1,687,730  FHLMC #G11767                                                                 5.50        08/01/2020        1,772,572
   2,482,740  FHLMC #G11786                                                                 5.00        10/01/2014        2,560,441
   2,828,088  FHLMC #G11850                                                                 5.50        07/01/2020        2,963,184
   3,517,593  FHLMC #G11940                                                                 5.50        05/01/2020        3,685,626
   2,692,269  FHLMC #G11944                                                                 5.50        07/01/2020        2,820,877
   3,378,658  FHLMC #G11983                                                                 5.50        01/01/2020        3,540,054
   1,080,716  FHLMC #G12258                                                                 6.00        08/01/2016        1,146,526
   2,065,722  FHLMC #G12474                                                                 5.50        01/01/2017        2,169,564
   5,644,563  FHLMC #G12674                                                                 5.00        12/01/2021        5,861,282
   3,110,944  FHLMC #G12827                                                                 5.50        02/01/2021        3,269,274
   2,365,718  FHLMC #G12888                                                                 5.50        07/01/2018        2,486,119
   1,136,238  FHLMC #G13169                                                                 5.50        06/01/2020        1,193,356
   2,739,047  FHLMC #G13330                                                                 6.00        10/01/2019        2,905,840
  10,064,701  FHLMC #G13367<<                                                               5.50        12/01/2018       10,576,938
  29,803,602  FHLMC #G13387                                                                 5.00        04/01/2023       30,947,893
   1,631,165  FHLMC #G18003                                                                 5.50        07/01/2019        1,709,085
   5,595,923  FHLMC #G18295<<                                                               6.00        01/01/2024        5,905,766
   1,139,678  FHLMC #J02372                                                                 5.50        05/01/2020        1,196,969
   1,030,727  FHLMC #J02373                                                                 5.50        05/01/2020        1,082,541
   1,516,713  FHLMC #J02376                                                                 6.00        05/01/2020        1,605,280
     983,032  FHLMC #J04514                                                                 5.50        03/01/2017        1,033,063
   1,084,785  FHLMC #PE2489                                                                 6.00        08/15/2032        1,145,295
                                                                                                                        349,510,426
                                                                                                                     --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 22.19%
  17,500,000  FNMA%%                                                                        5.50        06/01/2023       18,260,165
  10,000,000  FNMA%%                                                                        5.50        06/01/2032       10,337,500
   5,000,000  FNMA%%                                                                        6.00        06/01/2034        5,234,375
  46,000,000  FNMA%%                                                                        4.50        07/01/2036       46,172,500
   2,068,143  FNMA #190129                                                                  6.00        11/01/2023        2,180,776
   2,967,427  FNMA #190338                                                                  5.50        07/01/2033        3,081,179
   6,904,583  FNMA #310017                                                                  7.00        06/01/2035        7,536,984
   2,021,445  FNMA #462361+/-                                                               6.33        07/01/2037        2,103,380

                   128 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$  3,727,819  FNMA #462404<<+/-                                                             6.28%       09/01/2037   $    3,877,113
   1,066,767  FNMA #725068<<                                                                5.50        01/01/2019        1,121,060
   3,677,476  FNMA #725423<<                                                                5.50        05/01/2034        3,818,446
   4,044,106  FNMA #725424<<                                                                5.50        04/01/2034        4,199,130
   9,598,009  FNMA #725598<<                                                                5.50        07/01/2034        9,959,934
   4,144,500  FNMA #725866                                                                  4.50        09/01/2034        4,188,578
   3,522,263  FNMA #725946<<                                                                5.50        11/01/2034        3,655,082
   2,408,012  FNMA #735421<<                                                                7.00        01/01/2035        2,631,124
     978,090  FNMA #735504<<                                                                6.00        04/01/2035        1,033,617
  28,722,902  FNMA #735667                                                                  5.00        07/01/2035       29,495,129
  23,995,950  FNMA #735676<<                                                                5.00        07/01/2035       24,641,091
   5,126,957  FNMA #745238                                                                  6.00        12/01/2020        5,440,762
     845,039  FNMA #745914                                                                  7.00        08/01/2028          927,361
     517,249  FNMA #745954                                                                  7.00        07/01/2032          566,502
   2,721,328  FNMA #888560                                                                  6.00        11/01/2035        2,872,418
   2,685,965  FNMA #888635<<                                                                5.50        09/01/2036        2,788,927
   1,627,565  FNMA #888911+/-                                                               6.11        11/01/2037        1,707,938
   3,685,956  FNMA #888941                                                                  6.04        10/01/2037        3,873,134
  46,357,045  FNMA #889069<<                                                                5.50        01/01/2021       48,716,359
   4,515,110  FNMA #889115                                                                  5.50        12/01/2019        4,750,547
   4,291,029  FNMA #889183<<                                                                5.50        09/01/2021        4,509,419
   6,502,923  FNMA #889213                                                                  5.50        10/01/2020        6,829,821
  13,779,237  FNMA #889318<<                                                                5.50        07/01/2020       14,480,523
   6,372,138  FNMA #889568                                                                  5.50        03/01/2020        6,696,444
   1,212,202  FNMA #889688                                                                  5.50        12/01/2019        1,266,319
   1,276,470  FNMA #905629+/-                                                               6.11        12/01/2036        1,337,066
   1,540,750  FNMA #906403+/-                                                               6.02        01/01/2037        1,612,292
   1,934,042  FNMA #906404+/-                                                               5.94        01/01/2037        2,022,884
   1,293,201  FNMA #909569+/-                                                               5.88        02/01/2037        1,350,645
   1,413,199  FNMA #910293                                                                  5.94        03/01/2037        1,477,469
   1,584,880  FNMA #914819+/-                                                               5.98        04/01/2037        1,658,364
   6,558,510  FNMA #933664+/-                                                               5.56        11/01/2038        6,809,313
   1,217,105  FNMA #944357                                                                  6.00        06/01/2022        1,285,636
   3,473,289  FNMA #945032+/-                                                               5.77        08/01/2037        3,623,002
      80,853  FNMA #945657+/-                                                               6.21        09/01/2037           84,336
   2,181,922  FNMA #949593                                                                  6.00        08/01/2022        2,304,779
   3,209,379  FNMA #985624                                                                  6.00        04/01/2034        3,391,578
  13,649,554  FNMA #991630<<                                                                5.50        12/01/2038       14,127,231
   6,811,300  FNMA #995092                                                                  6.50        12/01/2037        7,229,582
  17,790,282  FNMA #995182                                                                  5.50        06/01/2020       18,684,589
     535,651  FNMA #995284                                                                  5.50        03/01/2020          563,247
   8,697,360  FNMA #995485<<                                                                6.00        02/01/2039        9,191,117
   4,855,642  FNMA #995486                                                                  6.00        03/01/2036        5,131,301
  10,614,926  FNMA #995487<<                                                                6.00        08/01/2037       11,217,544
   3,684,241  FNMA #995495                                                                  6.00        12/01/2032        3,898,003
   3,930,913  FNMA #995508                                                                  6.00        12/01/2035        4,149,161
   2,481,524  FNMA #995511                                                                  5.50        02/01/2024        2,609,371
   1,785,409  FNMA #995537                                                                  6.00        10/01/2036        1,881,189
  16,498,312  FNMA #995661                                                                  5.00        04/01/2024       17,160,378
   5,519,156  FNMA #995664                                                                  4.50        11/01/2033        5,595,102
  17,689,161  FNMA #995763                                                                  4.50        05/01/2039       17,901,293
                                                                                                                        435,250,109
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 129


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 5.59%
$ 34,500,000  GNMA%%                                                                        6.00%       06/01/2034   $   36,151,688
  24,500,000  GNMA%%                                                                        5.50        06/01/2039       25,380,653
  18,500,000  GNMA                                                                          4.50        07/01/2039       18,592,500
  20,500,000  GNMA%%                                                                        4.50        07/01/2039       20,570,520
   8,455,515  GNMA #782044                                                                  6.50        12/15/2032        9,043,438
                                                                                                                        109,738,799
                                                                                                                     --------------
TOTAL AGENCY SECURITIES (COST $883,360,260)                                                                             894,499,334
                                                                                                                     --------------
ASSET BACKED SECURITIES: 5.44%
   2,471,087  AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST SERIES 2007-1 CLASS A3         5.27        10/08/2009        2,494,750
   2,273,000  BANK OF AMERICA CREDIT CARD TRUST SERIES 2006-A7 CLASS A7+/-                  0.38        12/15/2016        2,064,511
   1,905,000  BANK OF AMERICA CREDIT CARD TRUST SERIES 2006-A8 CLASS A8+/-                  0.37        05/16/2016        1,758,220
  10,514,000  CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2006-A11 CLASS A11+/-          0.43        06/17/2019        8,991,368
  16,819,000  CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2008-A3 CLASS A3               5.05        02/16/2016       17,366,527
   2,289,000  CHASE ISSUANCE TRUST SERIES 2007-A17 CLASS A                                  5.12        10/15/2014        2,417,421
   1,989,000  CHASE ISSUANCE TRUST SERIES 2008-A9 CLASS A9                                  4.26        05/15/2013        2,058,693
   1,477,494  CITICORP RESIDENTIAL MORTGAGE SECURITIES INCORPORATED SERIES 2006-1
                 CLASS A2                                                                   5.68        07/25/2036        1,436,578
     913,521  CITICORP RESIDENTIAL MORTGAGE SECURITIES INCORPORATED SERIES 2006-2
                 CLASS A2                                                                   5.56        09/25/2036          907,624
     981,753  CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2007-AHL1
                 CLASS A2A+/-                                                               0.35        12/25/2036          756,834
   1,994,404  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2006-S1 CLASS A2                 5.55        08/25/2021        1,445,107
   3,894,278  DAIMLER MASTER OWNER TRUST SERIES 2006-A CLASS A+/-                           0.37        11/15/2011        3,010,106
   4,711,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2007-A CLASS A4                             5.28        03/08/2013        4,251,936
   7,804,000  DISCOVER CARD MASTER TRUST SERIES 2006-2 CLASS A3+/-                          0.42        01/19/2016        6,949,603
   3,607,000  DOMINOS PIZZA MASTER ISSUER LLC SERIES 2007-1 CLASS A2++                      5.26        04/25/2037        2,293,745
   4,834,000  FORD CREDIT FLOORPLAN MASTER OWNER TRUST SERIES 2006-4 CLASS A+/-             0.59        06/15/2013        3,946,064
     302,501  GREAT AMERICA LEASING RECEIVABLES SERIES 2006-1 CLASS A3++                    5.34        01/15/2010          303,247
   3,640,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2008-1 CLASS A3A                      4.25        02/15/2013        3,682,495
   2,190,000  HARLEY-DAVIDSON MOTORCYCLE TRUST SERIES 2009-1 CLASS A4                       4.55        01/15/2017        2,214,731
   4,077,000  HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2009-2 CLASS A4                     4.90        01/15/2013        4,125,546
   8,417,000  MBNA MASTER CREDIT CARD TRUST SERIES 1997-B CLASS A+/-                        0.50        08/15/2014        8,136,320
     566,006  MORGAN STANLEY ABS CAPITAL I SERIES 2007-HE2 CLASS A2A+/-                     0.35        01/25/2037          460,421
     539,511  MORGAN STANLEY HOME EQUITY LOANS SERIES 2007-1 CLASS A1+/-                    0.36        12/25/2036          473,441
     810,084  MORGAN STANLEY MORTGAGE LOAN TRUST SERIES 2007-6XS CLASS 2A1S+/-              0.42        02/25/2047          537,409
   2,170,000  NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2009-A CLASS A4                    4.74        08/17/2015        2,217,377
   7,940,000  SLM STUDENT LOAN TRUST SERIES 2005-6 CLASS A5B+/-                             2.29        07/27/2026        7,844,482
   5,485,000  SLM STUDENT LOAN TRUST SERIES 2008-6 CLASS A4+/-                              2.19        10/25/2014        5,172,465
   1,340,000  SWIFT MASTER AUTO RECEIVABLES TRUST SERIES 2007-1 CLASS A+/-                  0.44        06/15/2012        1,219,400
   1,962,997  TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-B CLASS A3                     5.41        08/12/2011        1,973,177
   1,129,383  TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-C CLASS A3                     5.26        11/14/2011        1,136,134
   2,677,000  VOLKSWAGEN AUTO LOAN ENHANCED TRUST SERIES 2008-1 CLASS A3                    4.50        07/20/2012        2,721,340
   2,248,000  WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2009-A CLASS A4                      5.12        05/15/2014        2,282,415
TOTAL ASSET BACKED SECURITIES (COST $107,005,565)                                                                       106,649,487
                                                                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.75%
   3,739,000  AMERICAN TOWER TRUST SERIES 2007-1A CLASS AFX++                               5.42        04/15/2037        3,327,710
   1,978,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-2 CLASS A3       4.05        11/10/2038        1,897,224
   1,308,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2006-5 CLASS A2       5.32        09/10/2047        1,215,177
   7,636,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2007-2
                 CLASS A2+/-                                                                5.63        04/10/2049        7,062,262
   1,985,081  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2000-1
                 CLASS A2A+/-                                                               7.33        11/15/2031        1,994,749
   1,172,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2002-PB2
                 CLASS B                                                                    6.31        06/11/2035        1,114,304
   1,313,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2003-1 CLASS A2       4.65        09/11/2036        1,219,214
     393,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-2 CLASS A5       4.58        11/10/2038          350,250
   8,042,936  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
                 2000-WF1 CLASS A2+/-                                                       7.78        02/15/2032        8,118,549

                   130 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$  1,040,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
                 2001-TOP4 CLASS A3                                                         5.61%       11/15/2033   $    1,040,244
   2,657,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
                 2002-PBW1 CLASS A2+/-                                                      4.72        11/11/2035        2,574,540
     649,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
                 2004-PWR6 CLASS A6                                                         4.83        11/11/2041          576,278
   3,912,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2002-T0P8 CLASS A2         4.83        08/15/2038        3,724,393
   1,164,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T12 CLASS A3+/-       4.24        08/13/2039        1,132,721
   5,366,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PW10 CLASS A4+/-      5.41        12/11/2040        4,862,403
  13,210,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2007-PW16 CLASS A2+/-      5.67        06/11/2012       12,413,255
   2,399,000  COMMERCIAL MORTGAGE ASSET TRUST SERIES 1999-C1 CLASS A4+/-                    6.98        01/17/2032        2,485,634
   7,180,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2001-J2A CLASS A2++       6.10        07/16/2034        7,192,768
   1,771,101  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2006-0C6 CLASS 2A1+/-               0.38        07/25/2036        1,497,629
   2,535,292  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2001-CF2 CLASS A4                                                          6.51        02/15/2034        2,604,762
   1,108,740  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2001-CK1 CLASS A3                                                          6.38        12/18/2035        1,118,938
   4,052,965  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2001-CKN5 CLASS A4                                                         5.44        09/15/2034        4,057,746
     907,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2002-CKN2 CLASS A3                                                         6.13        04/15/2037          899,229
     943,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2002-CP5 CLASS A2                                                          4.94        12/15/2035          898,955
   2,159,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2003-C5 CLASS A4+/-                                                        4.90        12/15/2036        2,009,138
   1,249,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2003-CK2 CLASS A4                                                          4.80        03/15/2036        1,200,343
   1,831,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                 2003-CPN1 CLASS A2                                                         4.60        03/15/2035        1,698,464
   3,560,000  CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK3 CLASS A4      6.53        06/15/2034        3,599,945
   1,044,061  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG3 CLASS A1B                 7.34        10/10/2032        1,045,331
   2,271,643  DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CKP1 CLASS A1B                7.18        11/10/2033        2,320,693
     328,000  FHLMC SERIES 2542 CLASS ES                                                    5.00        12/15/2017          347,053
   3,954,000  FHLMC SERIES 2558 CLASS BD                                                    5.00        01/15/2018        4,179,704
   2,200,358  FHLMC SERIES 2564 CLASS BQ                                                    5.50        10/15/2017        2,345,210
   7,216,000  FHLMC SERIES 2590 CLASS BY                                                    5.00        03/15/2018        7,620,103
   2,815,000  FHLMC SERIES 2590 CLASS NU                                                    5.00        06/15/2017        2,944,236
   2,565,000  FHLMC SERIES 2623 CLASS AJ                                                    4.50        07/15/2016        2,640,709
   2,421,000  FHLMC SERIES 2676 CLASS CY                                                    4.00        09/15/2018        2,437,184
   1,934,000  FHLMC SERIES 2690 CLASS TV                                                    4.50        11/15/2025        1,942,926
     347,000  FHLMC SERIES 2694 CLASS QG                                                    4.50        01/15/2029          363,353
     885,882  FHLMC SERIES 2727 CLASS PW                                                    3.57        06/15/2029          901,669
   1,773,000  FHLMC SERIES 2765 CLASS CT                                                    4.00        03/15/2019        1,728,399
     173,935  FHLMC SERIES 2780 CLASS TB                                                    3.00        12/15/2024          174,110
   2,808,000  FHLMC SERIES 2790 CLASS TN                                                    4.00        05/15/2024        2,686,843
   2,932,000  FHLMC SERIES 2843 CLASS BC                                                    5.00        08/15/2019        3,097,351
   1,093,000  FHLMC SERIES 2875 CLASS HB                                                    4.00        10/15/2019        1,045,143
   4,194,000  FHLMC SERIES 2985 CLASS JR                                                    4.50        06/15/2025        4,225,512
     206,364  FHLMC SERIES 3000 CLASS PA                                                    3.90        01/15/2023          211,944
      25,000  FHLMC SERIES 3008 CLASS JM                                                    4.50        07/15/2025           24,691
   2,453,820  FHLMC SERIES 3253 CLASS A                                                     5.00        08/15/2020        2,559,268
   4,253,288  FHLMC SERIES 3325 CLASS JL                                                    5.50        06/15/2037        4,499,291
   2,607,000  FHLMC SERIES 3372 CLASS BD                                                    4.50        10/15/2022        2,593,999
   6,783,000  FHLMC SERIES 3455 CLASS MB                                                    4.50        06/15/2023        6,764,428
   1,534,739  FHLMC SERIES 3465 CLASS HA                                                    4.00        07/15/2017        1,584,789

                   Wells Fargo Advantage Master Portfolios 131


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$  5,644,308  FHLMC SERIES 3498 CLASS GB                                                    6.50%       11/15/2036   $    6,064,486
   1,455,370  FIRST HORIZON ALTERNATIVE MORTGAGE SECURITY SERIES 2006-FA6 CLASS 2A10        6.00        11/25/2036        1,263,434
   1,990,771  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 1999-C4 CLASS A2         7.39        12/15/2031        2,007,877
   1,538,015  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 2000-C2 CLASS A2         7.20        10/15/2032        1,564,346
   1,574,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 2001-C4 CLASS B          6.42        12/12/2033        1,499,593
  41,042,734  FNMA SERIES 2001-81 CLASS HE                                                  6.50        01/25/2032       44,133,765
   3,117,000  FNMA SERIES 2002-94 CLASS HQ                                                  4.50        01/25/2018        3,246,079
     438,627  FNMA SERIES 2003-108 CLASS BE                                                 4.00        11/25/2018          438,923
     750,000  FNMA SERIES 2003-125 CLASS AY                                                 4.00        12/25/2018          743,498
     849,738  FNMA SERIES 2003-15 CLASS CH                                                  4.00        02/25/2017          865,351
     870,270  FNMA SERIES 2003-16 CLASS PN                                                  4.50        10/25/2015          879,469
   2,952,000  FNMA SERIES 2003-3 CLASS HJ                                                   5.00        02/25/2018        3,121,538
   1,529,000  FNMA SERIES 2004-3 CLASS HT                                                   4.00        02/25/2019        1,503,146
   1,695,061  FNMA SERIES 2004-60 CLASS PA                                                  5.50        04/25/2034        1,782,660
   1,473,847  FNMA SERIES 2005-58 CLASS MA                                                  5.50        07/25/2035        1,569,817
   1,562,000  FNMA SERIES 2005-69 CLASS JM                                                  4.50        08/25/2025        1,547,777
   3,147,000  FNMA SERIES 2007-113 CLASS DB                                                 4.50        12/25/2022        3,104,177
   5,875,016  FNMA SERIES 2007-30 CLASS MA                                                  4.25        02/25/2037        6,041,993
   5,885,825  FNMA SERIES 2007-39 CLASS NA                                                  4.25        01/25/2037        6,077,981
     760,000  FNMA SERIES 2008-66 CLASS B                                                   5.00        08/25/2023          772,725
       2,599  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-2 CLASS A3             6.03        08/11/2033            2,612
   3,952,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2002-1A CLASS A3            6.27        12/10/2035        4,047,924
   4,144,593  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C1
                 CLASS A2+/-                                                                7.72        03/15/2033        4,192,870
   3,756,901  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C2
                 CLASS A2+/-                                                                7.46        08/16/2033        3,812,072
   8,624,172  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C3
                 CLASS A2                                                                   6.96        09/15/2035        8,869,481
  11,822,317  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2001-C2
                 CLASS A2                                                                   6.70        04/15/2034       12,073,873
   4,436,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2002-C3
                 CLASS A2                                                                   4.93        07/10/2039        4,259,486
   1,228,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2003-C2
                 CLASS A2+/-                                                                5.67        05/10/2040        1,219,434
   2,528,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2003-C3
                 CLASS A4                                                                   5.02        04/10/2040        2,272,453
      37,572  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C2
                 CLASS A1                                                                   3.90        08/10/2038           37,522
   1,693,000  GNMA SERIES 2006-37 CLASS JG                                                  5.00        07/20/2036        1,757,704
   5,227,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2005-GG5
                 CLASS A5+/-                                                                5.22        04/10/2037        4,417,360
   5,248,000  GS MORTGAGE SECURITIES CORPORATION II SERIES 2001-GL3A CLASS A2+++/-          6.45        08/05/2018        5,303,654
     594,000  HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET SERIES 1999-PH1 CLASS C+/-         7.25        05/15/2031          591,979
   1,011,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2007-CB19 CLASS A2+/-                                                      5.75        02/12/2049          961,891
     953,619  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2000-C10 CLASS A2+/-                                                       7.37        08/15/2032          961,134
   1,040,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2001-C1 CLASS A3                                                           5.86        10/12/2035        1,028,707
   5,978,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2001-CIB3 CLASS A3                                                         6.47        11/15/2035        6,097,744
   1,152,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2002-CIB5 CLASS A2                                                         5.16        10/12/2037        1,122,258
      24,933  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2004-C3 CLASS A1                                                           3.77        01/15/2042           24,844
   1,823,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2005-CB13 CLASS A4+/-                                                      5.46        01/12/2043        1,645,095
     114,980  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2005-LDP2 CLASS A1                                                         4.33        07/15/2042          114,746
     296,718  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2005-LDP3 CLASS A1                                                         4.66        08/15/2042          295,927
   2,488,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                 2006-LDP7 CLASS A2+/-                                                      6.05        04/15/2045        2,365,807
     397,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 1999-C2 CLASS B          7.43        10/15/2032          398,701

                   132 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$  2,974,595  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2000-C4 CLASS A2         7.37%       08/15/2026   $    3,041,678
   3,806,557  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2000-C5 CLASS A2         6.51        12/15/2026        3,878,375
   1,368,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2001-C2 CLASS A2         6.65        11/15/2027        1,381,153
   5,847,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2002-C2 CLASS A4         5.59        06/15/2031        5,823,810
   2,763,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2002-C4 CLASS A5         4.85        09/15/2031        2,677,749
   1,450,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C3 CLASS A4         4.17        05/15/2032        1,336,891
   5,814,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C1 CLASS A2         5.08        02/15/2031        5,670,005
   3,021,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2007-C1 CLASS A2         5.32        02/15/2040        2,900,084
   2,423,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2007-C1 CLASS A3         5.40        02/15/2040        2,017,098
   3,913,000  MORGAN STANLEY CAPITAL I SERIES 2003-T11 CLASS A4                             5.15        06/13/2041        3,651,495
   1,311,000  MORGAN STANLEY CAPITAL I SERIES 2005-HQ5 CLASS A4                             5.17        01/14/2042        1,203,099
   1,162,000  MORGAN STANLEY CAPITAL I SERIES 2005-HQ6 CLASS A4A                            4.99        08/13/2042        1,022,540
   5,139,000  MORGAN STANLEY CAPITAL I SERIES 2007-IQ14 CLASS A2                            5.61        04/15/2049        4,652,367
   4,461,475  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2001-TOP1 CLASS A4                6.66        02/15/2033        4,533,316
   9,083,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2001-TOP5 CLASS A4                6.39        10/15/2035        9,252,132
   7,100,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-HQ2 CLASS A2                 4.92        03/12/2035        6,835,788
   5,052,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-IQ5 CLASS A4                 5.01        04/15/2038        4,877,577
   2,979,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2004-HQ3 CLASS A4                 4.80        01/13/2041        2,693,682
   3,736,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2005-HQ5 CLASS AAB                5.04        01/14/2042        3,693,979
   4,225,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2005-HQ7 CLASS AAB+/-             5.18        11/14/2042        4,165,232
   2,818,000  NOMURA ASSET SECURITIES CORPORATION SERIES 1998-D6 CLASS A1C                  6.69        03/15/2030        2,990,767
   1,633,791  SALOMON BROTHERS MORTGAGE SECURITIES SERIES 2000-C3 CLASS A2                  6.59        12/18/2033        1,656,839
   1,855,358  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002-KEY2 CLASS A2            4.47        03/18/2036        1,844,210
     100,225  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-              0.83        02/25/2028           63,087
   5,009,007  US BANK NA SERIES 2007-1 CLASS A                                              5.92        05/25/2012        5,273,533
   2,686,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002-C1 CLASS A4(l)            6.29        04/15/2034        2,684,534
   8,134,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002-C2 CLASS A4(l)            4.98        11/15/2034        7,992,033
   1,926,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C5 CLASS A2(l)            3.99        06/15/2035        1,837,897
   4,815,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C6 CLASS A3+/-(l)         4.96        08/15/2035        4,589,182
     436,162  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C7 CLASS A1++(l)          4.24        10/15/2035          429,828
   1,678,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3(l)            4.45        11/15/2035        1,616,687
   1,546,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2004-C11 CLASS A4(l)           5.03        01/15/2041        1,313,468
   1,607,335  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-AR12
                 CLASS 1A1+/-                                                               6.07        10/25/2036        1,198,172
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $398,574,442)                                                           407,072,963
                                                                                                                     --------------
CORPORATE BONDS & NOTES: 21.78%
APPAREL & ACCESSORY STORES: 0.20%
   4,000,000  NORDSTROM INCORPORATED                                                        6.75        06/01/2014        4,026,304
                                                                                                                     --------------
BREWERY: 0.10%
   1,920,000  ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED++                                 6.88        11/15/2019        1,941,980
                                                                                                                     --------------
CHEMICALS: 0.68%
   8,725,000  DOW CHEMICAL COMPANY                                                          7.60        05/15/2014        8,831,480
   4,630,000  DOW CHEMICAL COMPANY                                                          8.55        05/15/2019        4,629,546
                                                                                                                         13,461,026
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 0.40%
   3,685,000  AMGEN INCORPORATED                                                            6.40        02/01/2039        3,758,693
   3,995,000  SCHERING-PLOUGH CORPORATION                                                   6.55        09/15/2037        4,055,552
                                                                                                                          7,814,245
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 133


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       Value
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COMMUNICATIONS: 2.34%
$ 11,563,000  COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                            8.38%       03/15/2013   $   12,879,899
   3,875,000  QWEST CORPORATION                                                             7.50        10/01/2014        3,700,625
   1,150,000  VERIZON COMMUNICATIONS INCORPORATED                                           6.35        04/01/2019        1,208,455
   1,085,000  VERIZON COMMUNICATIONS INCORPORATED                                           7.35        04/01/2039        1,141,702
   9,355,000  VERIZON WIRELESS++                                                            7.38        11/15/2013       10,497,246
   3,130,000  VERIZON WIRELESS<<++                                                          8.50        11/15/2018        3,797,410
   5,740,000  VERIZON WIRELESS CAPITAL LLC++                                                3.75        05/20/2011        5,856,361
   6,560,000  VERIZON WIRELESS CAPITAL LLC++                                                5.55        02/01/2014        6,937,200
                                                                                                                         46,018,898
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 2.87%
   3,375,000  BANK OF AMERICA CORPORATION                                                   7.38        05/15/2014        3,551,904
   1,295,000  BANK OF AMERICA CORPORATION                                                   5.38        06/15/2014        1,250,446
   2,895,000  BANK OF AMERICA CORPORATION                                                   5.75        12/01/2017        2,585,765
   7,270,000  BANK OF AMERICA CORPORATION                                                   7.63        06/01/2019        7,353,183
   2,300,000  CAPITAL ONE FINANCIAL CORPORATION                                             7.38        05/23/2014        2,369,791
  13,355,000  CITIGROUP INCORPORATED                                                        6.50        08/19/2013       13,234,471
   7,297,000  CITIGROUP INCORPORATED                                                        6.13        05/15/2018        6,509,909
   5,805,000  JPMORGAN CHASE & COMPANY                                                      5.38        10/01/2012        6,064,780
   4,525,000  JPMORGAN CHASE & COMPANY<<                                                    4.65        06/01/2014        4,494,538
   8,875,000  JPMORGAN CHASE & COMPANY                                                      6.30        04/23/2019        8,829,817
                                                                                                                         56,244,604
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.11%
   2,435,000  YUM! BRANDS INCORPORATED                                                      6.88        11/15/2037        2,166,247
                                                                                                                     --------------
ELECTRIC UTILITIES: 0.11%
   1,985,000  PROGRESS ENERGY INCORPORATED                                                  6.85        04/15/2012        2,119,740
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 2.00%
   2,410,000  ALLEGHENY ENERGY SUPPLY++                                                     8.25        04/15/2012        2,505,342
   1,805,000  COMMONWEALTH EDISON COMPANY                                                   6.15        09/15/2017        1,832,021
   8,040,000  DOMINION RESOURCES INCORPORATED PUTTABLE<<ss                                  8.88        01/15/2019        9,409,453
   4,401,000  DPL INCORPORATED                                                              6.88        09/01/2011        4,656,764
   3,585,000  DUKE ENERGY CORPORATION                                                       6.30        02/01/2014        3,802,631
   3,545,000  FPL GROUP CAPITAL INCORPORATED                                                6.00        03/01/2019        3,685,914
   5,580,000  NEVADA POWER COMPANY SERIES A                                                 8.25        06/01/2011        5,889,506
   2,668,000  PACIFICORP                                                                    6.25        10/15/2037        2,783,551
     925,000  PUBLIC SERVICE COMPANY OF COLORADO                                            5.13        06/01/2019          947,387
     790,000  SAN DIEGO GAS & ELECTRIC COMPANY                                              6.00        06/01/2039          803,059
   1,130,000  SOUTHERN COMPANY                                                              4.15        05/15/2014        1,131,081
   1,915,000  SPECTRA ENERGY CAPITAL LLC                                                    7.50        09/15/2038        1,724,862
                                                                                                                         39,171,571
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 0.51%
   2,375,000  CISCO SYSTEMS INCORPORATED<<                                                  5.90        02/15/2039        2,300,475
   7,322,000  HEWLETT-PACKARD COMPANY<<                                                     4.75        06/02/2014        7,668,682
                                                                                                                          9,969,157
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 0.86%
   4,545,000  ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED++                                 7.75        01/15/2019        4,888,816
   1,700,000  KELLOGG COMPANY                                                               4.45        05/30/2016        1,685,723
   1,330,000  KRAFT FOODS INCORPORATED                                                      6.75        02/19/2014        1,446,829
   8,610,000  KRAFT FOODS INCORPORATED                                                      6.13        02/01/2018        8,785,859
                                                                                                                         16,807,227
                                                                                                                     --------------

                   134 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       Value
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
HEALTH SERVICES: 0.15%
$  3,989,000  COVENTRY HEALTH CARE INCORPORATED                                             5.95%       03/15/2017   $    3,031,720
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 0.15%
   2,975,000  GOLDMAN SACHS GROUP INCORPORATED                                              5.15        01/15/2014        2,919,317
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.06%
   1,025,000  INTERNATIONAL BUSINESS MACHINES CORPORATION                                   7.63        10/15/2018        1,209,879
                                                                                                                     --------------
INSURANCE CARRIERS: 0.19%
   2,595,000  LIBERTY MUTUAL GROUP++                                                        7.50        08/15/2036        1,663,475
   2,345,000  UNITEDHEALTH GROUP INCORPORATED                                               6.88        02/15/2038        2,078,092
                                                                                                                          3,741,567
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 0.06%
   1,115,000  XEROX CORPORATION                                                             8.25        05/15/2014        1,131,679
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.90%
   2,825,000  AMERICAN EXPRESS COMPANY<<                                                    7.25        05/20/2014        2,884,051
   3,078,000  AMERICAN EXPRESS COMPANY<<                                                    8.15        03/19/2038        2,995,605
   8,505,000  CITIGROUP FUNDING INCORPORATED                                                2.00        03/30/2012        8,549,558
   4,590,000  CREDIT SUISSE NEW YORK                                                        6.00        02/15/2018        4,265,795
  10,525,000  GOLDMAN SACHS GROUP INCORPORATED<<                                            2.15        03/15/2012       10,666,593
   4,890,000  JPMORGAN CHASE BANK NATIONAL SERIES BKNT<<                                    6.00        10/01/2017        4,697,740
   3,805,000  JPMORGAN CHASE CAPITAL XXV                                                    6.80        10/01/2037        3,217,101
                                                                                                                         37,276,443
                                                                                                                     --------------
OFFICE EQUIPMENT: 0.06%
   1,325,000  XEROX CORPORATION                                                             6.35        05/15/2018        1,152,750
                                                                                                                     --------------
OIL & GAS EXTRACTION: 1.85%
   9,310,000  ANADARKO PETROLEUM CORPORATION                                                7.63        03/15/2014        9,989,332
   5,205,000  ANADARKO PETROLEUM CORPORATION                                                8.70        03/15/2019        5,795,700
   8,350,000  BP AMI LEASING INCORPORATED++                                                 5.52        05/08/2019        8,334,077
   5,420,000  VALERO ENERGY CORPORATION                                                     9.38        03/15/2019        6,067,571
   1,545,000  WEATHERFORD INTERNATIONAL INCORPORATED                                        5.95        06/15/2012        1,522,854
   1,855,000  WEATHERFORD INTERNATIONAL INCORPORATED                                        6.35        06/15/2017        1,736,417
   2,670,000  XTO ENERGY INCORPORATED                                                       5.75        12/15/2013        2,788,756
                                                                                                                         36,234,707
                                                                                                                     --------------
OTHER REVENUE: 0.15%
   2,625,000  TRANSCANADA PIPELINES LIMITED<<                                               7.63        01/15/2039        2,884,140
                                                                                                                     --------------
PHARMACEUTICALS: 0.94%
   2,195,000  GLAXOSMITHKLINE CAPITAL INCORPORATED                                          6.38        05/15/2038        2,319,832
   3,565,000  PFIZER INCORPORATED                                                           6.20        03/15/2019        3,815,652
   5,690,000  PFIZER INCORPORATED                                                           7.20        03/15/2039        6,432,812
   5,737,000  ROCHE HOLDINGS INCORPORATED++                                                 6.00        03/01/2019        5,941,748
                                                                                                                         18,510,044
                                                                                                                     --------------
PIPELINES: 1.08%
   5,790,000  ENERGY TRANSFER PARTNERS LP                                                   8.50        04/15/2014        6,443,766
   4,355,000  ENERGY TRANSFER PARTNERS LP                                                   9.00        04/15/2019        4,861,865
   9,410,000  KINDER MORGAN INCORPORATED                                                    6.50        09/01/2012        9,104,175
     754,000  PLAINS ALL AMERICAN PIPELINE LP                                               6.50        05/01/2018          728,287
                                                                                                                         21,138,093
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 135


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       Value
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
REAL ESTATE: 0.71%
$  6,825,000  WEA FINANCE LLC++                                                             7.50%       06/02/2014   $    6,761,466
   7,690,000  WEA FINANCE LLC++                                                             7.13        04/15/2018        7,208,660
                                                                                                                         13,970,126
                                                                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.32%
   1,145,000  HCP INCORPORATED SERIES MTN                                                   6.30        09/15/2016          979,614
   1,085,000  HCP INCORPORATED SERIES MTN<<                                                 6.70        01/30/2018          931,274
   4,150,000  HEALTH CARE PROPERTY INVESTORS INCORPORATED                                   5.65        12/15/2013        3,709,316
     700,000  HEALTH CARE PROPERTY INVESTORS INCORPORATED                                   6.00        01/30/2017          586,487
                                                                                                                          6,206,691
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.46%
   8,252,000  GOLDMAN SACHS CAPITAL II+/-                                                   5.79        12/29/2049        4,787,456
   5,805,000  GOLDMAN SACHS GROUP INCORPORATED                                              5.45        11/01/2012        5,947,652
   5,190,000  GOLDMAN SACHS GROUP INCORPORATED                                              6.00        05/01/2014        5,276,834
   2,560,000  GOLDMAN SACHS GROUP INCORPORATED                                              5.13        01/15/2015        2,492,058
   3,807,000  GOLDMAN SACHS GROUP INCORPORATED<<                                            7.50        02/15/2019        4,005,916
   7,000,000  GOLDMAN SACHS GROUP INCORPORATED                                              6.75        10/01/2037        5,868,275
   5,147,000  LAZARD GROUP LLC                                                              7.13        05/15/2015        4,491,087
   4,452,000  LAZARD GROUP LLC                                                              6.85        06/15/2017        3,850,797
   1,045,000  MERRILL LYNCH & COMPANY INCORPORATED                                          5.45        02/05/2013          974,084
   5,440,000  MORGAN STANLEY                                                                5.30        03/01/2013        5,455,635
  14,410,000  MORGAN STANLEY                                                                6.00        05/13/2014       14,480,609
   3,565,000  MORGAN STANLEY                                                                7.30        05/13/2019        3,651,779
   4,065,000  MORGAN STANLEY SERIES MTN                                                     5.95        12/28/2017        3,818,864
   2,870,000  MORGAN STANLEY SERIES MTN                                                     6.63        04/01/2018        2,837,227
                                                                                                                         67,938,273
                                                                                                                     --------------
TOBACCO PRODUCTS: 0.39%
   4,740,000  ALTRIA GROUP INCORPORATED                                                     9.70        11/10/2018        5,394,504
   1,960,000  ALTRIA GROUP INCORPORATED                                                     9.95        11/10/2038        2,188,834
                                                                                                                          7,583,338
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 0.13%
   2,630,000  DAIMLER NA HOLDING CORPORATION<<                                              6.50        11/15/2013        2,633,892
                                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $419,075,454)                                                                       427,303,658
                                                                                                                     --------------
FOREIGN CORPORATE BONDS: 3.82%
   9,715,000  BRITISH SKY BROADCASTING GROUP PLC++                                          9.50        11/15/2018       11,142,988
   3,460,000  BRITISH TELECOM PLC                                                           9.13        12/15/2030        3,633,830
   4,065,000  CREDIT SUISSE NEW YORK                                                        5.00        05/15/2013        4,044,964
   5,235,000  CREDIT SUISSE NEW YORK NY                                                     5.50        05/01/2014        5,287,334
   1,550,000  DIAGEO PLC                                                                    7.38        01/15/2014        1,722,633
   2,660,000  EXPORT-IMPORT BANK OF KOREA EIBKOR                                            5.50        10/17/2012        2,718,600
   2,435,000  FRANCE TELECOM SA                                                             7.75        03/01/2011        2,648,111
   1,980,000  HSBC HOLDINGS PLC                                                             6.80        06/01/2038        1,865,857
   1,340,000  HUSKY ENERGY INCORPORATED                                                     5.90        06/15/2014        1,369,865
   2,185,000  HUSKY ENERGY INCORPORATED                                                     6.80        09/15/2037        1,963,539
   4,090,000  HUSKY ENERGY INCORPORATED<<                                                   7.25        12/15/2019        4,268,254
   2,825,000  HUTCHISON WHAMPOA INTERNATIONAL 09 LIMITED++                                  7.63        04/09/2019        3,007,300
   2,351,000  PETROBRAS INTERNATIONAL FINANCE COMPANY<<                                     5.88        03/01/2018        2,297,122
   3,285,000  PETROBRAS INTERNATIONAL FINANCE COMPANY<<                                     7.88        03/15/2019        3,580,650
   2,395,000  RAS LAFFAN LIQUEFIED NATURAL GAS COMPANY LIMITED III++                        6.33        09/30/2027        2,144,387
   2,215,000  RIO TINTO FINANCE USA LIMITED                                                 5.88        07/15/2013        2,163,328

                   136 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
FOREIGN CORPORATE BONDS (continued)
$  1,330,000  ROGERS CABLE INCORPORATED                                                     5.50%       03/15/2014   $    1,339,430
   7,472,000  ROGERS WIRELESS INCORPORATED                                                  6.38        03/01/2014        7,763,707
   3,135,000  STATOILHYDRO ASA<<                                                            5.25        04/15/2019        3,166,786
   2,435,000  TELEFONICA EMISIONES SAU                                                      5.98        06/20/2011        2,571,579
   1,905,000  THOMSON REUTERS CORPORATION                                                   5.95        07/15/2013        1,935,499
   1,095,000  WEATHERFORD INTERNATIONAL LIMITED                                             9.63        03/01/2019        1,235,793
   3,235,000  WESTFIELD GROUP++                                                             5.40        10/01/2012        3,103,821
TOTAL FOREIGN CORPORATE BONDS (COST $73,380,075)                                                                         74,975,377
                                                                                                                     --------------
FOREIGN GOVERNMENT BONDS@: 0.54%
   7,110,000  REPUBLIC OF KOREA (KRW)                                                       7.13        04/16/2019        7,580,191
   2,965,000  REPUBLIC OF SOUTH AFRICA (ZAR)                                                6.88        05/27/2019        2,979,825
TOTAL FOREIGN GOVERNMENT BONDS (COST $10,046,743)                                                                        10,560,016
                                                                                                                     --------------
US TREASURY SECURITIES: 12.62%
US TREASURY BONDS: 3.22%
   1,434,000  US TREASURY BOND<<                                                            8.88        02/15/2019        2,050,620
   2,950,000  US TREASURY BOND<<                                                            7.13        02/15/2023        3,842,375
  10,724,000  US TREASURY BOND<<                                                            6.25        05/15/2030       13,527,318
  15,950,000  US TREASURY BOND<<                                                            5.38        02/15/2031       18,205,426
   1,194,300  US TREASURY BOND<<                                                            4.75        02/15/2037        1,269,130
     786,100  US TREASURY BOND<<                                                            5.00        05/15/2037          868,272
   5,874,000  US TREASURY BOND<<                                                            4.38        02/15/2038        5,900,615
   2,842,000  US TREASURY BOND<<                                                            4.50        05/15/2038        2,917,489
  16,937,000  US TREASURY BOND<<                                                            3.50        02/15/2039       14,594,952
                                                                                                                         63,176,197
                                                                                                                     --------------
US TREASURY NOTES: 9.40%
     650,000  US TREASURY NOTE<<                                                            1.25        11/30/2010          655,538
   9,854,000  US TREASURY NOTE<<                                                            0.88        04/30/2011        9,852,423
      20,000  US TREASURY NOTE                                                              4.63        10/31/2011           21,673
   1,400,000  US TREASURY NOTE<<                                                            3.13        09/30/2013        1,462,016
   3,000,000  US TREASURY NOTE<<                                                            2.75        10/31/2013        3,082,500
  11,414,000  US TREASURY NOTE<<                                                            2.00        11/30/2013       11,340,882
   1,271,000  US TREASURY NOTE<<                                                            1.50        12/31/2013        1,234,360
   2,000,000  US TREASURY NOTE<<                                                            1.88        02/28/2014        1,964,380
  10,474,000  US TREASURY NOTE<<                                                            1.75        03/31/2014       10,215,418
  20,832,000  US TREASURY NOTE<<                                                            1.88        04/30/2014       20,395,778
   1,212,000  US TREASURY NOTE<<                                                            4.75        08/15/2017        1,342,574
   2,949,000  US TREASURY NOTE<<                                                            3.50        02/15/2018        2,981,486
   1,545,200  US TREASURY NOTE<<                                                            4.00        08/15/2018        1,613,164
  40,260,000  US TREASURY NOTE<<                                                            3.75        11/15/2018       41,146,928
  19,299,000  US TREASURY NOTE<<                                                            2.75        02/15/2019       18,136,621
  60,820,000  US TREASURY NOTE<<                                                            3.13        05/15/2019       59,081,156
                                                                                                                        184,526,897
                                                                                                                     --------------
Total US Treasury Securities (Cost $253,893,965)                                                                        247,703,094
                                                                                                                     --------------

   SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 29.46%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 5.46%
  26,778,199  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                           26,778,199
  26,778,199  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                               26,778,199

                   Wells Fargo Advantage Master Portfolios 137


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COLLATERAL INVESTED IN MONEY MARKET FUNDS (continued)
  26,778,199  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                             $   26,778,199
  26,778,199  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                      26,778,199
                                                                                                                        107,112,796
                                                                                                                     --------------
  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 24.00%
$  1,929,960  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                               0.47%       06/02/2009        1,929,885
     964,980  AMSTERDAM FUNDING CORPORATION++(p)                                            0.35        06/01/2009          964,961
   7,719,841  ANTALIS US FUNDING CORPORATION++(p)                                           0.35        06/10/2009        7,719,016
  25,170,542  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $25,170,941)                             0.19        06/01/2009       25,170,542
   2,412,450  BANK OF IRELAND                                                               0.40        06/02/2009        2,412,450
   7,237,351  BARTON CAPITAL CORPORATION++(p)                                               0.30        06/03/2009        7,237,110
   2,412,450  BARTON CAPITAL CORPORATION++                                                  0.25        06/12/2009        2,412,233
   2,412,450  BNP PARIBAS (NEW YORK)                                                        0.28        06/08/2009        2,412,438
   7,237,351  BNP PARIBAS (NEW YORK)                                                        1.75        06/16/2009        7,242,470
   6,031,126  BRYANT BANK FUNDING LLC++(p)                                                  0.27        06/22/2009        6,030,086
   4,583,656  BRYANT BANK FUNDING LLC++(p)                                                  0.26        06/26/2009        4,582,762
     265,370  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027          265,370
     771,984  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   0.75        06/01/2028          771,984
   9,649,801  CALYON (NEW YORK)                                                             0.25        06/22/2009        9,649,801
   9,649,801  CANCARA ASSET SECURITIZATION LIMITED++                                        0.40        06/15/2009        9,648,086
   5,789,881  CBA (DELAWARE) FINANCE INCORPORATED(p)                                        0.26        06/29/2009        5,788,626
   2,470,261  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008           40,759
     639,902  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.10        10/01/2038          639,902
   1,206,225  COOK COUNTY IL+/-ss                                                           0.90        11/01/2030        1,206,225
   5,789,881  DANSKE BANK A/S COPENHAGEN                                                    0.38        06/01/2009        5,789,881
   4,101,166  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.00        12/15/2037        4,101,166
   2,870,816  DEUTSCHE BANK (NEW YORK)                                                      0.62        06/25/2009        2,871,479
  25,170,542  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $25,170,920)                    0.18        06/01/2009       25,170,542
   8,684,821  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.35        06/01/2009        8,684,821
   5,590,854  DNB NOR BANK ASA                                                              0.78        06/29/2009        5,593,088
   3,377,430  E.ON AG++                                                                     0.41        06/02/2009        3,377,315
   5,789,881  E.ON AG++                                                                     0.35        06/11/2009        5,789,205
   3,618,676  EBBETS FUNDING LLC++(p)                                                       0.50        06/02/2009        3,618,525
   1,688,715  EBBETS FUNDING LLC++(p)                                                       0.50        06/03/2009        1,688,621
     964,980  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/02/2009          964,940
   2,171,205  ELYSIAN FUNDING LLC++(p)                                                      0.50        06/03/2009        2,171,085
   9,649,801  FAIRWAY FINANCE CORPORATION++(p)                                              0.25        06/22/2009        9,648,260
   9,167,311  FORTIS FUNDING LLC++                                                          0.23        06/01/2009        9,167,194
   2,894,940  GDF SUEZ++                                                                    0.28        06/18/2009        2,894,513
   7,237,351  GDF SUEZ++                                                                    0.30        06/19/2009        7,236,145
   3,618,676  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.28        06/17/2009        3,618,169
   2,736,442  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $2,736,481)                              0.17        06/01/2009        2,736,442
     723,735  GRAMPIAN FUNDING++(p)                                                         0.39        06/04/2009          723,696
   5,042,624  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009        1,589,435
     398,054  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         2.10        11/01/2042          398,054
   1,954,085  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.55        05/15/2034        1,954,085
     689,961  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.35        07/01/2029          689,961
     482,490  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            0.75        01/01/2018          482,490
   4,824,901  INTESA FUNDING LLC                                                            0.25        06/01/2009        4,824,834
   2,653,695  IRISH LIFE & PERMANENT PLC++                                                  0.55        06/02/2009        2,653,574
   1,688,715  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/03/2009        1,688,603
   2,412,450  IRISH LIFE & PERMANENT PLC++                                                  0.60        06/05/2009        2,412,209

                   138 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  5,307,391  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.25%       06/02/2009   $    5,307,280
     723,735  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        0.65        04/15/2025          723,735
   5,548,636  KBC BANK NV BRUSSELS                                                          0.35        06/01/2009        5,548,636
   5,307,391  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.28        06/01/2009        5,307,308
     698,646  KITTY HAWK FUNDING CORPORATION++                                              0.27        06/04/2009          698,619
   6,905,398  KITTY HAWK FUNDING CORPORATION++                                              0.26        06/25/2009        6,904,101
   9,408,556  LIBERTY STREET FUNDING CORPORATION++(p)                                       0.26        06/22/2009        9,406,994
   3,473,929  LMA AMERICAS LLC++(p)                                                         0.29        06/23/2009        3,473,257
   6,031,126  MASSACHUSETTS HEFA+/-ss                                                       0.30        10/01/2034        6,031,126
   4,583,656  MATCHPOINT MASTER TRUST++                                                     0.30        06/16/2009        4,583,006
   4,824,901  MATCHPOINT MASTER TRUST++(p)                                                  0.30        06/26/2009        4,823,815
     964,980  MISSISSIPPI STATE GO+/-ss                                                     2.00        11/01/2028          964,980
   7,719,841  MONT BLANC CAPITAL CORPORATION++(p)                                           0.30        06/19/2009        7,718,554
     723,735  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.26        02/01/2036          723,735
   9,649,801  NATIONWIDE BUILDING SOCIETY++                                                 0.28        06/18/2009        9,648,375
   4,101,166  NATIXIS                                                                       0.28        06/04/2009        4,101,166
     482,490  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.50        01/01/2018          482,490
   3,232,683  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/17/2009        3,232,199
     909,735  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     0.40        06/17/2009          909,553
   2,412,450  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.30        06/22/2009        2,411,988
   1,206,225  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.44        01/01/2034        1,206,225
   7,237,351  OLD LINE FUNDING CORPORATION++(p)                                             0.30        06/04/2009        7,237,050
   9,649,801  PRUDENTIAL PLC++                                                              0.37        06/17/2009        9,648,016
  10,614,782  RABOBANK NEDERLAND NV (NEW YORK)                                              0.19        06/01/2009       10,614,782
   7,719,841  RANGER FUNDING CORPORATION++(p)                                               0.30        06/16/2009        7,718,747
   1,326,848  REGENCY MARKETS #1 LLC++(p)                                                   0.30        06/10/2009        1,326,726
   4,221,788  REGENCY MARKETS #1 LLC++(p)                                                   0.37        06/10/2009        4,221,311
   3,383,703  REGENCY MARKETS #1 LLC++(p)                                                   0.38        06/15/2009        3,383,131
   2,533,073  ROYAL BANK OF SCOTLAND (NEW YORK)                                             1.25        06/03/2009        2,533,354
   4,824,901  ROYAL BANK OF SCOTLAND PLC                                                    0.25        06/01/2009        4,824,901
   3,739,298  ROYAL BANK OF SCOTLAND PLC(p)                                                 0.35        06/01/2009        3,739,225
   5,789,881  SALISBURY RECEIVABLES COMPANY++(p)                                            0.25        06/22/2009        5,788,956
   2,291,828  SANPAOLO IMI US FINANCIAL COMPANY                                             0.29        06/01/2009        2,291,791
   4,342,411  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/04/2009        4,342,139
   4,583,656  SCALDIS CAPITAL LIMITED++(p)                                                  0.45        06/05/2009        4,583,312
   3,504,084  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/02/2009        3,503,997
   3,618,676  SHEFFIELD RECEIVABLES CORPORATION++                                           0.30        06/05/2009        3,618,495
  10,132,291  SOCIETE GENERALE BANNON LLC                                                   0.32        06/25/2009       10,132,291
   7,237,351  STARBIRD FUNDING CORPORATION++(p)                                             0.30        06/15/2009        7,236,386
   7,237,351  STRAIGHT A FUNDING LLC++(p)                                                   0.28        06/24/2009        7,235,944
   2,308,474  SVENSKA HANDELSBANKEN (NEW YORK)                                              1.00        06/12/2009        2,309,098
   3,618,676  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.25        06/03/2009        3,618,575
   6,031,126  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.30        06/18/2009        6,030,171
   9,653,903  THUNDER BAY FUNDING INCORPORATED++                                            0.30        06/01/2009        9,653,742
   9,649,801  TULIP FUNDING CORPORATION++(p)                                                0.26        06/26/2009        9,647,920
   1,592,217  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.35        07/01/2032        1,592,217
   4,583,656  UBS AG (STAMFORD CT)                                                          1.34        06/02/2009        4,584,053
   6,031,126  UBS FINANCE (DELAWARE) LLC                                                    0.20        06/01/2009        6,031,059
  10,132,291  UNICREDITO ITALIANO (NEW YORK)                                                0.45        06/30/2009       10,132,331
     723,735  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-                               0.58        12/15/2040          723,735
     964,980  VERSAILLES CP LLC++(p)                                                        0.55        06/02/2009          964,936
   2,171,205  VERSAILLES CP LLC++(p)                                                        0.50        06/03/2009        2,171,085
   4,309,959  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.34        05/02/2008        1,810,183
   4,328,279  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.32        08/07/2008        1,817,877
   6,834,284  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.66        04/03/2008        2,870,397
                                                                                                                        470,808,113
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $586,317,839)                                                             577,920,909
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 139


Portfolio of Investments--May 31, 2009

TOTAL RETURN BOND PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 7.19%
 141,016,509  WELLS FARGO ADVANTAGE CASH INVESTMENT FUND~+++                                                         $  141,016,509
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $141,016,509)                                                                        141,016,509
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,872,670,852)*                                                        147.19%                                $2,887,701,347
OTHER ASSETS AND LIABILITIES, NET                                             (47.19)                                  (925,812,812)
                                                                              ------                                 --------------
TOTAL NET ASSETS                                                              100.00%                                $1,961,888,535
                                                                              ------                                 --------------

  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
SCHEDULE OF TBA SALE COMMITMENTS: (7.48%)
FEDERAL HOME LOAN MORTGAGE CORPORATION: (1.69%)
$(32,000,000) FHLMC%%                                                                       5.00%       06/15/2018      (33,089,984)
                                                                                                                     --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: (5.80%)
  (7,000,000) FNMA%%                                                                        6.00        06/01/2021       (7,385,000)
 (41,000,000) FNMA%%                                                                        6.00        06/01/2034      (42,921,875)
 (41,400,000) FNMA%%                                                                        5.50        06/01/2023      (43,198,333)
 (19,538,000) FNMA%%                                                                        5.50        06/01/2032      (20,197,408)
                                                                                                                       (113,702,616)
                                                                                                                     --------------
TOTAL TBA SALE COMMITMENTS (PROCEEDS RECEIVED $(146,505,588))                                                          (146,792,600)
                                                                                                                     --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

@    Foreign bond principal is denominated in local currency.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed Commercial Paper.

(l) Long-term security of an affiliate of the fund with a total cost of $20,754,033.

ss These securities are subject to a demand feature which reduces the effective maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $141,016,509.

* Cost for federal income tax purposes is $2,883,762,289 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 45,474,375
Gross unrealized depreciation                 (41,535,317)
                                             ------------
Net unrealized appreciation (depreciation)   $  3,939,058

The accompanying notes are an integral part of these financial statements.

                   140 Wells Fargo Advantage Master Portfolios


                              Statements of Assets and Liabilities--May 31, 2009

                                                                   Inflation-        Managed                          Total
                                                                    Protected         Fixed          Stable          Return
                                                                      Bond           Income          Income           Bond
                                                                    Portfolio       Portfolio       Portfolio       Portfolio
                                                                  ------------   --------------   ------------   --------------
ASSETS
   Investments
      In securities, at value (including securities on loan) ..   $142,944,437    $479,461,228    $315,083,521   $2,148,300,300
                                                                  ------------    ------------    ------------   --------------
      Collateral received for securities loaned (Note 2) ......     69,296,481      43,474,310      21,416,562      577,920,909
      In affiliates ...........................................      2,720,452      83,504,250      59,750,616      161,480,138
                                                                  ------------    ------------    ------------   --------------
   Total investments at value (see cost below) ................    214,961,370     606,439,788     396,250,699    2,887,701,347
                                                                  ------------    ------------    ------------   --------------
   Segregated Cash ............................................              0         656,000               0          100,000
   Cash .......................................................              0         347,717               0                0
   Variation margin receivable on futures contracts ...........         19,531         400,391               0                0
   Receivable for investments sold ............................              0       1,100,157           1,152      433,635,561
   Receivables for dividends and interest .....................        996,316       4,799,034       1,218,702       20,857,500
   Unrealized gain for swaps, MMD rate locks ..................              0               0               0          182,073
                                                                  ------------    ------------    ------------   --------------
Total assets ..................................................    215,977,217     613,743,087     397,470,553    3,342,476,481
                                                                  ------------    ------------    ------------   --------------
LIABILITIES
   Securities sold short, at fair value .......................              0               0               0      146,792,600
   Payable for investments purchased ..........................              0      74,681,447               0      644,493,045
   Unrealized loss for swaps, MMD rate locks ..................              0               0               0          118,392
   Payable upon receipt of securities loaned (Note 2) .........     70,755,834      45,397,243      22,767,280      588,597,866
   Payable to investment advisor and affiliates (Note 3) ......         48,940         153,559         123,438          566,087
   Accrued expenses and other liabilities .....................         43,207          26,917          22,405           19,956
                                                                  ------------    ------------    ------------   --------------
Total liabilities .............................................     70,847,981     120,259,166      22,913,123    1,380,587,946
                                                                  ------------    ------------    ------------   --------------
TOTAL NET ASSETS ..............................................   $145,129,236    $493,483,921    $374,557,430   $1,961,888,535
                                                                  ------------    ------------    ------------   --------------
Investments at cost ...........................................   $214,925,666    $668,371,246    $451,751,764   $2,872,670,852
                                                                  ------------    ------------    ------------   --------------
Securities on loan, at value (Note 2) .........................   $ 67,771,791    $ 42,232,178    $ 20,593,571   $  564,319,256
                                                                  ------------    ------------    ------------   --------------
Proceeds received on TBA Sale Commitments (Note 2) ............   $          0    $          0    $          0   $  146,505,588
                                                                  ------------    ------------    ------------   --------------
Net unrealized appreciation (depreciation) of Futures .........   $     (8,300)   $    (56,055)   $          0   $            0
                                                                  ------------    ------------    ------------   --------------

----------
The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 141


Statements of Operations--For the Year Ended May 31, 2009

                                                                  Inflation-      Managed                        Total
                                                                  Protected        Fixed         Stable         Return
                                                                     Bond         Income         Income          Bond
                                                                  Portfolio      Portfolio      Portfolio      Portfolio
                                                                 -----------   ------------   ------------   ------------
INVESTMENT INCOME
   Interest ..................................................   $ 2,782,195   $ 30,407,882   $ 16,565,015   $ 86,604,208
   Income from affiliated securities .........................        21,736      1,127,207      1,427,594      2,734,671
   Securities lending income .................................       233,248        190,065         49,634      1,152,284
                                                                 -----------   ------------   ------------   ------------
Total investment income ......................................     3,037,179     31,725,154     18,042,243     90,491,163
                                                                 -----------   ------------   ------------   ------------
EXPENSES
   Advisory fees .............................................       584,937      2,306,728      1,731,497      6,318,860
   Custody fees ..............................................        29,247        116,546         86,580        339,708
   Professional fees .........................................        32,113         40,426         34,911         40,142
   Shareholder reports .......................................         3,287          1,744            878          3,512
   Trustees' fees ............................................        10,578         10,578         10,578         10,578
   Other fees and expenses ...................................         1,606          9,165          5,781         22,777
                                                                 -----------   ------------   ------------   ------------
Total expenses ...............................................       661,768      2,485,187      1,870,225      6,735,577
                                                                 -----------   ------------   ------------   ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ..............      (115,465)      (494,013)       (51,707)       (65,434)
   Net expenses ..............................................       546,303      1,991,174      1,818,518      6,670,143
                                                                 -----------   ------------   ------------   ------------
Net investment income (loss) .................................     2,490,876     29,733,980     16,223,725     83,821,020
                                                                 -----------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency
      translation ............................................    (1,539,037)    (9,818,752)       363,343     (3,091,947)
   Investments of collateral received for securities loaned         (264,465)      (479,454)      (340,576)    (2,280,027)
   Futures transactions ......................................       105,759      2,648,570              0              0
   Options, swap agreements, MMD rate locks and short sale
      transactions ...........................................             0        414,069              0         83,122
                                                                 -----------   ------------   ------------   ------------
Net realized gain and loss from investments ..................    (1,697,743)    (7,235,567)        22,767     (5,288,852)
                                                                 -----------   ------------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency
      translation ............................................    (2,870,170)   (37,985,006)   (30,540,542)    31,856,673
   Investments of collateral received for securities loaned         (582,224)      (423,760)      (199,826)    (3,314,020)
   Futures transactions ......................................        (8,300)       385,851              0              0
   Options, swap agreements, MMD rate locks and short sale
      transactions ...........................................             0        198,700              0       (223,331)
                                                                 -----------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) of
   investments ...............................................    (3,460,694)   (37,824,215)   (30,740,368)    28,319,322
                                                                 -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on investments .......    (5,158,437)   (45,059,782)   (30,717,601)    23,030,470
                                                                 -----------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ................................................   $(2,667,561)  $(15,325,802)  $(14,493,876)  $106,851,490
                                                                 -----------   ------------   ------------   ------------

----------
The accompanying notes are an integral part of these financial statements.

                        142 Wells Fargo Advantage Master


                                  Portfolios Statements of Changes in Net Assets

                                                                                  INFLATION-PROTECTED BOND PORTFOLIO
                                                                                  ----------------------------------
                                                                                      For the            For the
                                                                                     Year Ended        Year Ended
                                                                                    May 31, 2009      May 31, 2008
                                                                                  ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................    $ 167,675,358      $ 195,213,636
OPERATIONS
   Net investment income (loss) ...............................................        2,490,876         10,089,712
   Net realized gain (loss) on investments ....................................       (1,697,743)         1,935,040
   Net change in unrealized appreciation (depreciation) of investments ........       (3,460,694)         9,638,550
                                                                                   -------------      -------------
Net increase (decrease) in net assets resulting from operations ...............       (2,667,561)        21,663,302
                                                                                   -------------      -------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ..............................................................       84,069,763         68,293,725
   Withdrawals ................................................................     (103,948,324)      (117,495,305)
                                                                                   -------------      -------------
Net increase (decrease) from transactions in investors' beneficial interests ..      (19,878,561)       (49,201,580)
                                                                                   -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                (22,546,122)       (27,538,278)
                                                                                   -------------      -------------
ENDING NET ASSETS .............................................................    $ 145,129,236      $ 167,675,358
                                                                                   -------------      -------------

----------
The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 143


Statements of Changes in Net Assets

MANAGED FIXED INCOME PORTFOLIO      STABLE INCOME PORTFOLIO        TOTAL RETURN BOND PORTFOLIO
------------------------------   -----------------------------   -------------------------------
   For the         For the          For the         For the         For the           For the
  Year Ended      Year Ended       Year Ended      Year Ended      Year Ended       Year Ended
 May 31, 2009    May 31, 2008     May 31, 2009    May 31, 2008    May 31, 2009     May 31, 2008
-------------   --------------   -------------   -------------   --------------   --------------
$ 774,310,509    $ 997,987,402   $ 511,549,484   $ 600,278,127   $1,816,941,206   $1,878,845,069
   29,733,980       46,634,496      16,223,725      26,761,594       83,821,020       94,870,948
   (7,235,567)      13,119,597          22,767       1,293,444       (5,288,852)      27,408,655
  (37,824,215)     (16,736,169)    (30,740,368)    (22,133,282)      28,319,322        3,113,584
-------------    -------------   -------------   -------------   --------------   --------------
  (15,325,802)      43,017,924     (14,493,876)      5,921,756      106,851,490      125,393,187
-------------    -------------   -------------   -------------   --------------   --------------
  287,118,178      258,697,887      65,645,782     109,900,777      624,285,153      438,744,029
 (552,618,964)    (525,392,704)   (188,143,960)   (204,551,176)    (586,189,314)    (626,041,079)
-------------    -------------   -------------   -------------   --------------   --------------
 (265,500,786)    (266,694,817)   (122,498,178)    (94,650,399)      38,095,839     (187,297,050)
-------------    -------------   -------------   -------------   --------------   --------------
 (280,826,588)    (223,676,893)   (136,992,054)    (88,728,643)     144,947,329      (61,903,863)
-------------    -------------   -------------   -------------   --------------   --------------
$ 493,483,921    $ 774,310,509   $ 374,557,430   $ 511,549,484   $1,961,888,535   $1,816,941,206
-------------    -------------   -------------   -------------   --------------   --------------

                   144 Wells Fargo Advantage Master Portfolios


                                                            Financial Highlights

                                        Ratio to Average Net Assets (Annualized)(1)
                                      -----------------------------------------------               Portfolio
                                      Net Investment     Gross    Expenses      Net       Total      Turnover
                                       Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(8)
                                      --------------   --------   --------   --------   ---------   ---------
INFLATION-PROTECTED BOND PORTFOLIO
June 1, 2008 to May 31, 2009 ......        1.70%         0.45%      (0.08)%    0.37%      (1.33)%       53%
June 1, 2007 to May 31, 2008 ......        5.78%         0.48%      (0.08)%    0.40%      12.78%        40%
June 1, 2006 to May 31, 2007 ......        4.39%         0.49%      (0.15)%    0.34%       4.31%        37%
July 25, 2005(3) to May 31, 2006 ..        4.29%         0.52%       0.00%     0.52%      (1.77)%       47%

MANAGED FIXED INCOME PORTFOLIO
June 1, 2008 to May 31, 2009 ......        5.09%         0.43%      (0.09)%    0.34%      (1.72)%      132%
June 1, 2007 to May 31, 2008 ......        5.23%         0.46%      (0.16)%    0.30%       4.24%        32%
June 1, 2006 to May 31, 2007 ......        5.23%         0.45%      (0.18)%    0.27%       6.72%        30%
June 1, 2005 to May 31, 2006 ......        5.02%         0.45%      (0.27)%    0.19%       0.12%        25%
June 1, 2004 to May 31, 2005 ......        4.70%         0.49%      (0.14)%    0.35%       7.02%        53%

STABLE INCOME PORTFOLIO
June 1, 2008 to May 31, 2009 ......        3.74%         0.43%      (0.01)%    0.42%      (2.73)%        7%
June 1, 2007 to May 31, 2008 ......        4.67%         0.47%      (0.14)%    0.33%       0.78%        22%
June 1, 2006 to May 31, 2007 ......        4.67%         0.47%      (0.10)%    0.37%       5.30%        21%
June 1, 2005 to May 31, 2006 ......        4.29%         0.47%      (0.03)%    0.44%       2.91%        23%
June 1, 2004 to May 31, 2005 ......        2.06%         0.48%      (0.12)%    0.36%       2.47%        43%

TOTAL RETURN BOND PORTFOLIO
June 1, 2008 to May 31, 2009 ......        4.92%         0.40%      (0.01)%    0.39%       6.58%       633%(7)
June 1, 2007 to May 31, 2008 ......        5.05%         0.42%      (0.02)%    0.40%       6.72%       572%(6)
June 1, 2006 to May 31, 2007 ......        5.02%         0.42%      (0.03)%    0.39%       6.76%       665%(5)
July 25, 2005(3) to May 31, 2006 ..        4.44%         0.43%       0.00%     0.43%      (0.16)%      704%(4)

----------
(1.) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
     3).

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3.) Commencement of operations.

(4.) Portfolio turnover ratio excluding TBAs is 431%.

(5.) Portfolio turnover ratio excluding TBAs is 335%.

(6.) Portfolio turnover ratio excluding TBAs is 316%.

(7.) Portfolio turnover ratio excluding TBAs is 242%.

(8.) Portfolio turnover rates presented for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 145


Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of May 31, 2009, the Trust has 23 separate investment portfolios. These financial statements present the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and Total Return Bond Portfolio (each, a "Fund" or a "Portfolio" and collectively, the "Funds" or the "Portfolios").

Interests in the Funds are sold without any sales charge solely in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Investments in other mutual funds (the "Underlying Funds") are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

                   146 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

FAIR VALUATION MEASUREMENTS

In accordance with the Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

*    Level 1 - quoted prices in active markets for identical investments

* Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2009 in valuing the Portfolios' investments in securities:

                                                                                    Total Fair Value
PORTFOLIO                                Level 1         Level 2        Level 3     as of 05/31/2009
-----------------------------------   ------------   --------------   -----------   ----------------
INFLATION PROTECTED BONDS PORTFOLIO   $ 15,503,476   $  198,161,405   $ 1,296,489    $  214,961,370
MANAGED FIXED INCOME PORTFOLIO          87,342,716      502,342,450    16,754,622       606,439,788
STABLE INCOME PORTFOLIO                 59,434,915      317,392,335    19,423,449       396,250,699
TOTAL RETURN BOND PORTFOLIO            248,129,305    2,615,290,997    24,281,045     2,887,701,347

The following is a summary of the inputs used as of May 31, 2009 in valuing the Portfolios' investments in other financial instruments:*

                                                                      Total Unrealized
                                                                        Appreciation/
PORTFOLIO                              Level 1    Level 2   Level 3    (Depreciation)
-----------------------------------   --------   --------   -------   ----------------
INFLATION PROTECTED BONDS PORTFOLIO   $ (8,300)  $      0      $0         $  (8,300)
MANAGED FIXED INCOME PORTFOLIO         (56,055)         0       0           (56,055)
STABLE INCOME PORTFOLIO                      0          0       0                 0
TOTAL RETURN BOND PORTFOLIO                  0   (223,331)      0          (223,331)

* Other financial instruments may include: futures, sale commitments, and swaps.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Portfolio's liabilities carried at fair value:

                                                                 Total Fair Value
Portfolio                     Level 1     Level 2      Level 3   as of 05/31/2009
---------------------------   -------   ------------   -------   ----------------
TOTAL RETURN BOND PORTFOLIO      0      $146,792,600      0        $146,792,600

                  Wells Fargo Advantage Master Portfolios 147


                                                   Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     INFLATION      MANAGED
                                     PROTECTED    FIXED INCOME   STABLE INCOME    TOTAL RETURN
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO     BOND PORTFOLIO
                                    -----------   ------------   -------------   --------------
Balance as of 05/31/2008            $ 6,604,921    $30,717,480    $ 35,588,953    $ 63,481,391
   Accrued discounts (premiums)               0         (2,068)        201,030          (1,575)
   Realized gain (loss)                (264,465)      (478,947)       (367,083)     (1,947,457)
Change in unrealized appreciation
   (depreciation)                      (582,224)    (2,870,517)     (1,389,105)     (3,235,411)
   Net purchases (sales)             (4,461,743)    (4,307,146)    (14,610,346)    (34,015,903)
   Transfer in (out) of Level 3               0     (6,304,180)              0               0
Balance as of 05/31/2009            $ 1,296,489    $16,754,622    $ 19,423,449    $ 24,281,045

                                     INFLATION      MANAGED
                                     PROTECTED    FIXED INCOME   STABLE INCOME    TOTAL RETURN
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO     BOND PORTFOLIO
                                    -----------   ------------   -------------   --------------
Change in unrealized appreciation
   (depreciation) relating to
   securities held at the end of
   reporting period                  $(582,224)    $(2,870,517)   $(1,389,105)    $(3,235,411)

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2006; May 31, 2007; May 31, 2008; May 31, 2009) are subject to examination by the Internal Revenue Service and state departments of revenue.

FUTURES CONTRACTS

Certain Funds are subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives through its investments in futures contracts. Certain Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted

                  148 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

As of May 31, 2009, the Funds listed below held the following future contracts:

                                                                                                 Net Unrealized
                                                                    Expiration      Notional      Appreciation
PORTFOLIO                            Contracts        Type             Date           Amount     (Depreciation)
----------------------------------   ---------   --------------   --------------   -----------   --------------
INFLATION PROTECTED BOND PORTFOLIO     10 Long   U.S. Long Bond   September 2009   $ 1,184,863      $ (8,300)
MANAGED FIXED INCOME PORTFOLIO        205 Long   U.S. Long Bond   September 2009    24,175,586       (56,055)

The total notional amount of futures contracts in the table above is representative of the volume of derivative activity during the year ended May 31, 2009.

The fair value, realized gains or losses and change in unrealized gains or losses on derative instruments are reflected in the appropriate financial statements.

TBA SALE COMMITMENTS

A Fund may enter into To Be Announced ("TBA") sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at year ended May 31, 2009, are listed after the Fund's Portfolio of Investments.

TREASURY INFLATION-PROTECTED SECURITIES

Certain Funds invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

CREDIT DEFAULT SWAPS

Certain Funds are subject to credit risk in the normal course of pursuing its investment objectives through its investments in credit default swap contracts. The Funds may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the

                  Wells Fargo Advantage Master Portfolios 149


Notes to Financial Statements

credit event is settled based on that name's weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Funds may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, a Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

If a Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by a Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

At May 31, 2009 the following Fund had open credit default swap contracts:

Credit default swaps on debt obligations - Buy protection

                                                          Rating of               Fixed  Frequency              Upfront
                                             Reference    Reference             Payments     of                 Premium
                                                Debt         Debt     Notional   Made by  Payments   Market      Paid/   Unrealized
Portfolio      Expiration   Counterparty     Obligation  Obligation*   Amount   the Fund    Made      Value   (Received) Gain/(Loss)
-------------- ---------- ---------------- ------------- ----------- ---------- -------- --------- ---------- ---------- -----------
TOTAL RETURN   3/20/2014  Bank of America  McDonald's
BOND PORTFOLIO                             Corporation,
                                           4.125%,
                                           06/01/2013**        A3    $2,500,000  $ 3,750 Quarterly $2,476,112     $0      $(23,888)

               3/20/2014  Barclays Capital YUM! Brands
                                           Incorporated,
                                           6.25%,
                                           03/15/2018**       Baa3    2,500,000    6,750 Quarterly  2,461,432      0       (38,568)

               3/20/2014  JPMorgan Chase   CenturyTel,
                                           Incorporated,
                                           6%,
                                           04/01/2017**       Baa3    5,000,000   14,125 Quarterly  4,944,064      0       (55,936)

                   150 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

Credit default swaps on debt obligations - Sell protection

                                                                                 Fixed
                                                          Rating of            Payments Frequency              Upfront
                                              Reference   Reference            Received     of                 Premium
                                                Debt        Debt     Notional     by     Payments   Market      Paid/   Unrealized
Portfolio      Expiration   Counterparty     Obligation  Obligation   Amount   the Fund    Made      Value   (Received) Gain/(Loss)
-------------- ---------- ---------------- ------------- ---------- ---------- -------- --------- ---------- ---------- -----------
TOTAL RETURN    3/20/2014 Bank of America  Verizon
                                           Corporation,
BOND PORTFOLIO                             7.375%,
                                           11/15/2013**       A2    $5,000,000 $15,625  Quarterly $5,085,696     $0       $85,696
                3/20/2014 Barclays Capital Wal-Mart
                                           Stores
                                           Incorporated,
                                           5.875%,
                                           04/05/2027**      Aa2     5,000,000  12,250  Quarterly  5,096,377      0        96,377

* Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

**   The Fund entered into the swap contract to gain and hedge credit exposure.

The total notional amount of credit default swaps contracts in the tables above are representative of the volume of derivative activity during the year ended May 31, 2009.

INTEREST RATE SWAPS

Certain Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may enter into interest rate swap contracts for hedging purposes to manage the Fund's exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Funds could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that

                   Wells Fargo Advantage Master Portfolios 151


Notes to Financial Statements

such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans is generally invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the year ended May 31, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at May 31, 2009, are shown on the Statements of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

                   152 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

As of May 31, 2009, the following Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                  Defaulted SIVs
PORTFOLIO                        ($Market Value)   % of Net Assets
------------------------------   ---------------   ---------------
INFLATION-PROTECTED PORTFOLIO       $1,042,980           0.72%
MANAGED FIXED INCOME PORTFOLIO         507,803           0.10%
STABLE INCOME PORTFOLIO                486,397           0.13%
TOTAL RETURN PORTFOLIO               6,539,216           0.33%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. As of May 31, 2009, Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                     Subadvisory
                                                             Advisory Fees                                            Fees (% of
                                          Average Daily      (% of Average                         Average Daily    Average Daily
PORTFOLIO                                  Net Assets      Daily Net Assets)     Subadviser         Net Assets       Net Assets)
-------------------------------------  ------------------  -----------------  ----------------  ------------------  -------------
INFLATION-PROTECTED BOND PORTFOLIO(1)  First $500 million        0.400          Wells Capital   First $100 million      0.200
                                        Next $500 million        0.375           Management      Next $200 million      0.175
                                          Next $2 billion        0.350          Incorporated     Next $200 million      0.150
                                          Next $2 billion        0.325                           Over $500 million      0.100
                                          Over $5 billion        0.300
MANAGED FIXED INCOME PORTFOLIO(1,2)    First $500 million        0.400        Galliard Capital  First $500 million      0.100
                                        Next $500 million        0.375           Management        Next $1 billion      0.050
                                          Next $2 billion        0.350          Incorporated     Over $1.5 billion      0.030
                                          Next $2 billion        0.325
                                          Over $5 billion        0.300
STABLE INCOME PORTFOLIO(1,2)           First $500 million        0.400        Galliard Capital  First $500 million      0.100
                                        Next $500 million        0.375           Management        Next $1 billion      0.050
                                          Next $2 billion        0.350          Incorporated     Over $1.5 billion      0.030
                                          Next $2 billion        0.325
                                          Over $5 billion        0.300
TOTAL RETURN BOND PORTFOLIO(1)         First $500 million        0.400          Wells Capital   First $100 million      0.200
                                        Next $500 million        0.375           Management      Next $200 million      0.175
                                          Next $2 billion        0.350          Incorporated     Next $200 million      0.150
                                          Next $2 billion        0.325                           Over $500 million      0.100
                                          Over $5 billion        0.300

1. Prior to June 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2. Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard Capital Management Incorporated for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

                  Wells Fargo Advantage Master Portfolios 153


Notes to Financial Statements

ADMINISTRATION AND TRANSFER AGENT FEES

Currently, there are no administration or transfer agency fees charged to the Trust.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                   % of Average
PORTFOLIO        Daily Net Assets
--------------   ----------------
All Portfolios         0.02

OTHER FEES AND EXPENSES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust. PNC currently does not receive a fee for its services for the Income Master Portfolios, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on each Fund's Statement of Operations, for the year ended May 31, 2009, were waived by Funds Management, first from advisory fees, and then any remaining amount from custody fees collected.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2009, were as follows:

PORTFOLIO                            Purchases at Cost    Sales Proceeds
----------------------------------   -----------------   ---------------
INFLATION-PROTECTED BOND PORTFOLIO    $    77,577,291    $    96,093,166
MANAGED FIXED INCOME PORTFOLIO            757,062,049        948,205,665
STABLE INCOME PORTFOLIO                    26,851,816         34,790,134
TOTAL RETURN BOND PORTFOLIO           $11,954,253,498    $11,723,788,080

5. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly"("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

                  154 Wells Fargo Advantage Master Portfolios


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and Total Return Bond Portfolio, (collectively the "Portfolios"), four of the portfolios constituting the Wells Fargo Master Trust, as of May 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of the Wells Fargo Master Trust as of May 31, 2009, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.

Philadelphia, Pennsylvania
July 24, 2009

                     Wells Fargo Advantage Income Funds 155


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended May 31, 2009:

FUND                    Capital Gain Dividend
---------------------   ---------------------
DIVERSIFIED BOND FUND          $348,171

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the following Funds listed below designate a percentage of its ordinary income dividends distributed during the year ended May 31, 2009 as qualifying for the corporate dividends-received deduction:

                        Dividend-Received
                         Deduction (% of
                         ordinary income
FUND                        dividends)
---------------------   -----------------
STRATEGIC INCOME FUND         0.49%

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended May 31, 2009, as qualified dividend income (QDI):

FUND                           QDI
---------------------   -----------------
STRATEGIC INCOME FUND        $10,485

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended May 31, 2009, as interest-related dividends:

                                      Interest-Related
FUND                                      Dividends
-----------------------------------   ----------------
DIVERSIFIED BOND FUND                    $ 1,796,107
INCOME PLUS FUND                          11,456,017
INFLATION PROTECTED BOND FUND              1,477,838
SHORT DURATION GOVERNMENT BOND FUND       22,384,797
STABLE INCOME FUND                         9,439,489
STRATEGIC INCOME FUND                      2,006,986
TOTAL RETURN BOND FUND                    65,705,269

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended May 31, 2009, as short-term capital gain:

                         Short-Term
FUND                    Capital Gain
---------------------   ------------
DIVERSIFIED BOND FUND     $420,434

                     156 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), Members of the Advisory Board of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees, Advisory Board Members and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee, Advisory Board Member and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee, Advisory Board Member and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                         Position Held and             Principal Occupations During
Name and Age            Length of Service(2)                  Past Five Years               Other Directorships
------------------   -------------------------   ----------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998;        Co-Founder, Chairman, President and CEO    None
66                   Chairman, since 2005        of Crystal Geyser Water Company.
                     (Lead Trustee since 2001)

Isaiah Harris, Jr.   Trustee, since 2009         Retired. Prior thereto, President and      CIGNA Corporation;
56                                               CEO of BellSouth Advertising and           Deluxe Corporation
                                                 Publishing Corp. from 2005 to 2007,
                                                 President and CEO of BellSouth
                                                 Enterprises from 2004 to 2005 and
                                                 President of BellSouth Consumer Services
                                                 from 2000 to 2003. Currently a member of
                                                 the Iowa State University Foundation
                                                 Board of Governors and a member of the
                                                 Advisory Board of Iowa State University
                                                 School of Business.

Judith M. Johnson    Trustee, since 2008         Retired. Prior thereto, Chief              None
60                                               Executive Officer and Chief
                                                 Investment Officer of Minneapolis
                                                 Employees Retirement Fund from 1996
                                                 to 2008. Ms. Johnson is a certified
                                                 public accountant and a certified
                                                 managerial accountant.

David F. Larcker     Trustee, since 2009         James Irvin Miller Professor of            None
58                                               Accounting at the Graduate School
                                                 of Business, Stanford University.
                                                 Director of Corporate Governance
                                                 Research Program and Co-Director of
                                                 The Rock Center for Corporate
                                                 Governance since 2006. From 2005 to
                                                 2008, Professor of Accounting at
                                                 the Graduate School of Business,
                                                 Stanford University. Prior thereto,
                                                 Ernst & Young Professor of
                                                 Accounting at The Wharton School,
                                                 University of Pennsylvania from
                                                 1985 to 2005.

Olivia S. Mitchell   Trustee, since 2006         Professor of Insurance and Risk            None
56                                               Management, Wharton School,
                                                 University of Pennsylvania.
                                                 Director of the Boettner Center on
                                                 Pensions and Retirement Research.
                                                 Research associate and board
                                                 member, Penn Aging Research Center.
                                                 Research associate, National Bureau
                                                 of Economic Research.

                     Wells Fargo Advantage Income Funds 157


Other Information (Unaudited)

                         Position Held and             Principal Occupations During
Name and Age            Length of Service(2)                  Past Five Years               Other Directorships
------------------   -------------------------   ----------------------------------------   -------------------
Timothy J. Penny     Trustee, since 1996         President and CEO of Southern              None
57                                               Minnesota Initiative Foundation, a
                                                 non-profit organization since 2007
                                                 and Senior Fellow at the Humphrey
                                                 Institute Policy Forum at the
                                                 University of Minnesota since 1995.
                                                 Member of the Board of Trustees of
                                                 NorthStar Education Finance, Inc.,
                                                 a non-profit organization, since
                                                 2007.

Donald C. Willeke    Trustee, since 1996         Principal of the law firm of               None
68                                               Willeke & Daniels. General Counsel
                                                 of the Minneapolis Employees
                                                 Retirement Fund from 1984 to
                                                 present.

OFFICERS

                         Position Held and             Principal Occupations During
Name and Age            Length of Service(2)                  Past Five Years               Other Directorships
------------------   -------------------------   ----------------------------------------   -------------------
Karla M. Rabusch     President, since 2003       Executive Vice President of Wells          None
50                                               Fargo Bank, N.A. and President of
                                                 Wells Fargo Funds Management, LLC
                                                 since 2003. Senior Vice President
                                                 and Chief Administrative Officer of
                                                 Wells Fargo Funds Management, LLC
                                                 from 2001 to 2003.

C. David Messman     Secretary, since 2000;      Senior Vice President and Secretary        None
48                   Chief Legal Officer,        of Wells Fargo Funds Management,
                     since 2003                  LLC since 2001. Managing Counsel of
                                                 Wells Fargo Bank, N.A. since 2000.

David Berardi(4)     Treasurer and               Vice President of Evergreen                None
34                   Assistant Treasurer,        Investment Management Company, LLC
                     since 2009                  since 2008. Assistant Vice
                                                 President of Evergreen Investment
                                                 Services, Inc. from 2004 to 2008.
                                                 Manager of Fund Reporting and
                                                 Control for Evergreen Investment
                                                 Management Company, LLC since 2004.

Jeremy DePalma(4)    Treasurer and               Senior Vice President of Evergreen         None
35                   Assistant Treasurer,        Investment Management Company, LLC
                     since 2009                  since 2008. Vice President,
                                                 Evergreen Investment Services, Inc.
                                                 from 2004 to 2007. Assistant Vice
                                                 President, Evergreen Investment
                                                 Services, Inc. from 2000 to 2004
                                                 and the head of the Fund Reporting
                                                 and Control Team within Fund
                                                 Administration since 2005.

Stephen W.           Treasurer, since 2007       Vice President and Manager of Fund         None
Leonhardt(3)                                     Accounting, Reporting and Tax for
49                                               Wells Fargo Funds Management, LLC
                                                 since 2007. Director of Fund
                                                 Administration and SEC Reporting
                                                 for TIAA-CREF from 2005 to 2007.
                                                 Chief Operating Officer for UMB
                                                 Fund Services, Inc. from 2004 to
                                                 2005. Controller for Sungard
                                                 Transaction Networks from 2002 to
                                                 2004.

Debra Ann Early      Chief Compliance Officer,   Chief Compliance Officer of Wells          None
44                   since 2007                  Fargo Funds Management, LLC since
                                                 2007. Chief Compliance Officer of
                                                 Parnassus Investments from 2005 to
                                                 2007. Chief Financial Officer of
                                                 Parnassus Investments from 2004 to
                                                 2007. Senior Audit Manager of
                                                 PricewaterhouseCoopers LLP from
                                                 1998 to 2004.

----------
1. The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

2. Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

3.   Resigned effective June 1, 2009.

4.   Effective June 1, 2009.

                     158 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

DIVERSIFIED BOND FUND, INCOME PLUS FUND, INFLATION-PROTECTED BOND FUND, SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND, STRATEGIC INCOME FUND, TOTAL RETURN BOND FUND, INFLATION-PROTECTED BOND PORTFOLIO, MANAGED FIXED INCOME PORTFOLIO, STABLE INCOME PORTFOLIO, AND TOTAL RETURN BOND PORTFOLIO

The Boards of Trustees (collectively, the "Boards") of Wells Fargo Funds Trust ("Funds Trust") and Wells Fargo Master Trust ("Master Trust") (collectively, the "Trusts"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of each Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Boards reviewed and re-approved:

     (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Diversified Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, and Total Return Bond Fund (the "Funds Trust Funds"), and the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfolio (the "Master Trust Income Portfolios");

     (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Income Plus Fund, Short Duration Government Bond Fund, Strategic Income Fund, Inflation-Protected Bond Portfolio and Total Return Bond Portfolio; and

     (iii) an investment sub-advisory agreement with Galliard Capital Management, Inc. ("Galliard") for the Managed Fixed Income Portfolio and Stable Income Portfolio.

The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Galliard (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements." The Funds Trust Funds and Master Trust Income Portfolios identified above are collectively referred to as the "Funds."

More specifically, at meetings held on March 27, 2009, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers, and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

The Diversified Bond Fund is a gateway blended fund that invests all of its assets in certain portfolios of Master Trust. The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway feeder funds that invest all of their assets in the Inflation-Protected Bond Portfolio, Stable Income Portfolio and Total Return Bond Portfolio, respectively, each of which has a substantially similar investment objective and substantially similar investment strategies to the respective Fund. The performance information provided to the Board of Master Trust for each Master Trust Income Portfolio that has a gateway feeder fund that invests all of its assets in the Master Trust Income Portfolio was the performance information of the gateway feeder fund.

NATURE, EXTENT AND QUALITY OF SERVICES

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Boards received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

                     Wells Fargo Advantage Income Funds 159


Other Information (Unaudited)

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Boards considered the performance results for each Fund over various time periods ended December 31, 2008, and in comparison to each Fund's benchmark index and to other comparative data. They also considered for all of the Funds, except for the Managed Fixed Income Portfolio, performance results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to a Fund (the "Universe"), as well as to. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Boards noted that the performance of each Fund was better than or not appreciably below the median performance of each Fund's Universe for all time periods.

The Board of Funds Trust received and considered information regarding the Funds Trust Funds' contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board of Master Trust received and considered information regarding each Master Portfolio's contractual advisory fee and custody fee. The Boards also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Boards noted that the net operating expense ratios of each Fund, except the Income Plus Fund and Total Return Bond Fund, was lower than or in range of each Fund's Expense Group's median net operating expense ratios. The Board of Funds Trust noted that the net operating expense ratios for the Investor Class shares of the Income Plus Fund and Total Return Bond Fund were higher than each Fund's Expense Group's median net operating expense ratio. The Board received an explanation of the factors contributing to the higher net operating expense ratios for Income Plus Fund and Total Return Bond Fund.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Boards took into account the separate administrative and other services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board of Funds Trust noted for the Diversified Bond Fund that the Advisory Agreement Rates and Net Advisory Rates reflected a pro rata portion of the Advisory Agreement Rates of the portfolios of Master Trust in which the Fund invests, as well as a 0.25% asset allocation advisory fee. The Boards

                     160 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Expense Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Boards also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Boards received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Boards also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meetings. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Boards did not consider separate profitability information with respect to the Sub-Advisers, as their profitability from their relationship with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreements. The Boards noted that the profitability of the Sub-Advisers, which are affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Boards received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by the Sub-Advisers to other clients. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

                     Wells Fargo Advantage Income Funds 161


Other Information (Unaudited)

OTHER FACTORS AND BROADER REVIEW

The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Boards review detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                     162 Wells Fargo Advantage Income Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

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More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222 Retail
Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                                       (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2009 Wells Fargo       www.wellsfargo.com/advantagefunds        116356 07-09
Funds Management, LLC.                                          AILD/AR103 05-09
All rights reserved.

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(GRAPHIC)

Annual Report
May 31, 2009

WELLS FARGO ADVANTAGE INCOME FUNDS

-    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

-    WELLS FARGO ADVANTAGE HIGH INCOME FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

-    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

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Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Government Securities Fund ...............................................     6
High Income Fund .........................................................    12
Short-Term Bond Fund .....................................................    18
Short-Term High Yield Bond Fund ..........................................    24
Ultra Short-Term Income Fund .............................................    28
FUND EXPENSES ............................................................    33
PORTFOLIO OF INVESTMENTS
Government Securities Fund ...............................................    36
High Income Fund .........................................................    45
Short-Term Bond Fund .....................................................    54
Short-Term High Yield Bond Fund ..........................................    64
Ultra Short-Term Income Fund .............................................    71
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    82
Statements of Operations .................................................    84
Statements of Changes in Net Assets ......................................    86
Financial Highlights .....................................................    92
NOTES TO FINANCIAL STATEMENTS ............................................    98
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   112
OTHER INFORMATION ........................................................   113
LIST OF ABBREVIATIONS ....................................................   119

The views expressed are as of May 31, 2009, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978   ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
       PORTFOLIO MANAGEMENT.

1985   ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
       "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY
       MODELS INDICATE WILL PERFORM BETTER.

1994   INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
       OVER SPECIFIC TIME HORIZONS.

1997   WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF
       FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999   REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO
       THE WELLS FARGO FUNDS(R).

2003   EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
       MONTGOMERY ASSET MANAGEMENT, LLC.

2004   ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING
       THE COOKE & BIELER VALUE FUNDS.

2005   WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO
       ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT
       AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006   ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
       WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO
       REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE
       FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. READ IT CAREFULLY BEFORE INVESTING.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR WELLS FARGO ADVANTAGE FUNDS, THE WELLS FARGO ADVISOR(SM) PROGRAM, WELLS FARGO MANAGED ACCOUNT SERVICES, AND CERTAIN 529 COLLEGE SAVINGS PLANS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUBADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS AND SHARES IN THE 529 PLANS ARE DISTRIBUTED BY WELLS FARGO FUNDS DISTRIBUTOR, LLC, MEMBER FINRA/SIPC, AN AFFILIATE OF WELLS FARGO & COMPANY.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2009.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the Wells Fargo Advantage Dow Jones
     Target Date Funds(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                      2 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

SYSTEMIC ASSET RISK RIPPLED THROUGH THE FINANCIAL SYSTEM IN SEPTEMBER 2008, RESULTING IN EXTRAORDINARY RISK AVERSION AND NECESSITATING EXTENSIVE POLICY INTERVENTIONS BY THE U.S. GOVERNMENT.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the Wells Fargo Advantage Income Funds that covers the 12-month period that ended May 31, 2009. The recent 12-month period was one of the most extraordinary periods on record for just about every asset class. However, on the whole most investment-grade fixed-income sectors produced positive returns.

Early in the period, credit markets started to build a recovery after the Bear Stearns collapse of March 2008. In the spring of 2008, investor confidence appeared to be improving in response to the government's interventions aimed at preventing systemic risk to the financial system. However, by late summer credit conditions began to come under pressure again, leading to a historic sequence of events in the fall of 2008. Systemic asset risk rippled through the financial system in September 2008, resulting in extraordinary risk aversion and necessitating extensive policy interventions by the U.S. government. The negative effects to the markets were felt for several months before fixed income markets and equity securities began to improve in the spring of 2009. The 12-month period ended with improving investor confidence in the credit system and in fixed income securities but with several analysts still cautious about the prospects of emerging from the current recessionary conditions.

HISTORIC MARKET EVENTS TOOK PLACE IN THE FALL OF 2008.

Several years of financial innovation came to a grinding halt in the fall of 2008, as major investment banks became casualties of their own creations. Much of the exorbitant securitization and repackaging of mortgage debt in recent years proved both excessive and heedless. Consequently, the sharp upsurge in housing prices of prior years met with an equally powerful correction of those values and culminated in the deterioration of asset values across a broad swath of the securities market. There were certainly many riskier assets that had been overvalued during the housing boom that were deservedly marked down, but any hopes that their effects could be contained from contaminating the broader markets were all but extinguished in the fall of 2008.

A global credit crisis ensued in mid-September which touched off several weeks of historic market volatility. Merrill Lynch was taken over by Bank of America in a peremptory deal to stave off insolvency. However, the government did not intervene on behalf of Lehman Brothers as it did with Bear Stearns, and consequently the firm had to declare bankruptcy. This resulted in a tremendous escalation of counterparty risk in the markets, meaning that investors became highly skeptical of financial institutions.

The sudden demise of two major U.S. investment banks over a single weekend drove volatility to historic levels during the subsequent trading week. Over the following weeks, a number of financial institutions were pressured by declines in their portfolio values as several securities were besieged by uncertainty and the abandonment of credit risk. These strains to the financial markets commanded a rapid deployment of unprecedented policy interventions by the U.S. government. In addition to the conventional tools, such as dropping interest rates (which the Fed did to 1.00%), the Fed increased its use of liquidity facilities to inject capital directly

                      Wells Fargo Advantage Income Funds 3

Letter to Shareholders

into the financial system. All of these actions were aimed at two major initiatives: stabilizing the housing market and rebuilding confidence in the credit system. Both of these conditions likely need to be met before economic recovery can begin.

CONFIDENCE IN FINANCIAL INSTITUTIONS GREATLY IMPROVED IN 2009.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and whether government interventions would be effective in bolstering the financial system. The deflationary sentiments appeared to diminish after the March 18 meeting of the Federal Open Market Committee (FOMC), in which the committee indicated quite demonstratively that the Fed intended to deploy every available resource to pump liquidity into the financial system until the United States is satisfactorily through this recessionary cycle. Consequently, inflation expectations began to increase and investors looked toward the beginnings of an expansionary cycle. Whether economic conditions would improve in the near term was not as important to the markets as the basic understanding that they would likely not get any worse. With this understanding, suddenly several securities that had been priced for the worst case scenarios became attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for the next couple of months.

An additional positive signal for the credit markets came from the government's stress test assessments for financial institutions. These were used to measure the capital requirements needed by individual financial institutions to withstand further credit market stress. Once these numbers were known, most financial institutions quickly raised capital which inspired confidence in the broader financial system. The stabilization of market capitalizations for several major financial companies was tremendously encouraging for the markets. In fact, several banks began to pay back money borrowed from the government through the Troubled Asset Recovery Program (TARP). These events signaled to the fixed income markets that the worst case scenarios for security defaults were no longer as likely to occur.

After several months of extensive policy intervention, the credit markets finally showed signs of stabilizing and improving in 2009. Lower-quality and mid-quality fixed income securities rallied over the last three months of the period. In general, the fixed income sectors that came under the most pressure during the credit crisis responded the strongest during the fixed income rallies in March, April, and May of 2009. The Barclays Capital U.S. Corporate High Yield Index(1) was up more than 23% over those three months. The Barclays Capital U.S. Aggregate Bond Index(2) modestly improved by more than 2% over those months and returned more than 5% for the 12-month period. With government intervention providing sturdier ground for the financial system, equity prices in several financial institutions also recovered dramatically which bolstered confidence in the overall financial system and improved corporate bond pricing. This restoration of

AFTER SEVERAL MONTHS OF EXTENSIVE POLICY INTERVENTION, THE CREDIT MARKETS FINALLY SHOWED SIGNS OF STABILIZING AND IMPROVING IN 2009.

----------
(1.) The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged,
     U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

(2.) The Barclays Capital U.S. Aggregate Bond Index includes bonds from the
     Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an index.

                      4 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

confidence proved to be an essential component of the broader equity and fixed income rallies. Once investors trusted that financial companies were not going to slide into insolvency, the prospects for a broader economic recovery could begin to take root. We finished a volatile 12-month period with improving credit conditions and indications that a recovery may be somewhere on the horizon.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      6 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (the Fund) seeks current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION

October 29, 1986

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

GOVERNMENT SECURITIES FUND                         1 Year
--------------------------                         ------
Investor Class                                      7.02%
Barclays Capital U.S. Aggregate Excluding Credit
   Bond Index(1)                                    6.73%
Barclays Capital Intermediate U.S. Government
   Bond Index(2)                                    7.13%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.95% AND 0.96%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)


                    WELLS FARGO               WELLS FARGO              BARCLAYS CAPITAL           BARCLAYS CAPITAL
                ADVANTAGE GOVERNMENT      ADVANTAGE GOVERNMENT           INTERMEDIATE              U.S. AGGREGATE
                  SECURITIES FUND -         SECURITIES FUND -           U.S. GOVERNMENT           EXCLUDING CREDIT
                      CLASS A                INVESTOR CLASS               BOND INDEX                 BOND INDEX
                --------------------      --------------------        -----------------          -----------------
 5/31/1999               9550                    10,000                     10,000
 6/30/1999               9528                     9,980                     10,015
 7/31/1999               9505                     9,958                     10,016
 8/31/1999               9483                     9,937                     10,030
 9/30/1999               9572                    10,036                     10,116
10/31/1999               9578                    10,052                     10,136
11/30/1999               9570                    10,039                     10,143
12/31/1999               9532                    10,003                     10,111
 1/31/2000               9505                     9,988                     10,077
 2/29/2000               9617                    10,099                     10,161
 3/31/2000               9731                    10,224                     10,277
 4/30/2000               9706                    10,200                     10,273
 5/31/2000               9687                    10,181                     10,300
 6/30/2000               9861                    10,375                     10,464
 7/31/2000               9942                    10,463                     10,533
 8/31/2000              10078                    10,597                     10,651
 9/30/2000              10143                    10,666                     10,744
10/31/2000              10225                    10,755                     10,818
11/30/2000              10393                    10,933                     10,977
12/31/2000              10583                    11,135                     11,170
 1/31/2001              10739                    11,302                     11,319
 2/28/2001              10834                    11,404                     11,423
 3/31/2001              10894                    11,470                     11,506
 4/30/2001              10827                    11,402                     11,469                     10,000
 5/31/2001              10882                    11,462                     11,517                     10,050
 6/30/2001              10916                    11,502                     11,554                     10,083
 7/31/2001              11154                    11,754                     11,769                     10,295
 8/31/2001              11285                    11,894                     11,874                     10,406
 9/30/2001              11457                    12,077                     12,127                     10,576
10/31/2001              11708                    12,355                     12,316                     10,783
11/30/2001              11545                    12,176                     12,169                     10,614
12/31/2001              11478                    12,110                     12,111                     10,548
 1/31/2002              11542                    12,178                     12,163                     10,632
 2/28/2002              11647                    12,291                     12,263                     10,744
 3/31/2002              11421                    12,055                     12,079                     10,572
 4/30/2002              11679                    12,328                     12,305                     10,799
 5/31/2002              11770                    12,426                     12,390                     10,872
 6/30/2002              11899                    12,563                     12,545                     10,993
 7/31/2002              12135                    12,814                     12,782                     11,175
 8/31/2002              12330                    13,022                     12,928                     11,329
 9/30/2002              12562                    13,270                     13,150                     11,502
10/31/2002              12500                    13,217                     13,141                     11,478
11/30/2002              12413                    13,127                     13,037                     11,422
12/31/2002              12654                    13,376                     13,278                     11,622
 1/31/2003              12642                    13,378                     13,249                     11,622
 2/28/2003              12807                    13,554                     13,398                     11,757
 3/31/2003              12802                    13,539                     13,401                     11,742
 4/30/2003              12857                    13,609                     13,439                     11,795
 5/31/2003              13109                    13,877                     13,650                     11,959
 6/30/2003              13057                    13,813                     13,627                     11,937
 7/31/2003              12604                    13,347                     13,296                     11,577
 8/31/2003              12671                    13,420                     13,320                     11,648
 9/30/2003              13003                    13,772                     13,609                     11,920
10/31/2003              12861                    13,611                     13,476                     11,815
11/30/2003              12869                    13,620                     13,477                     11,834
12/31/2003              12991                    13,750                     13,582                     11,950
 1/31/2004              13095                    13,861                     13,655                     12,037
 2/29/2004              13235                    14,022                     13,786                     12,160
 3/31/2004              13333                    14,126                     13,882                     12,242
 4/30/2004              12963                    13,723                     13,571                     11,947
 5/31/2004              12911                    13,668                     13,528                     11,912
 6/30/2004              12958                    13,733                     13,562                     11,985
 7/31/2004              13069                    13,839                     13,660                     12,095
 8/31/2004              13285                    14,082                     13,863                     12,308
 9/30/2004              13346                    14,135                     13,869                     12,330
10/31/2004              13410                    14,207                     13,954                     12,428
11/30/2004              13316                    14,106                     13,824                     12,337
12/31/2004              13407                    14,204                     13,899                     12,435
 1/31/2005              13469                    14,284                     13,917                     12,506
 2/28/2005              13398                    14,209                     13,839                     12,432
 3/31/2005              13378                    14,175                     13,805                     12,398
 4/30/2005              13538                    14,358                     13,966                     12,566
 5/31/2005              13660                    14,473                     14,078                     12,690
 6/30/2005              13719                    14,548                     14,123                     12,749
 7/31/2005              13607                    14,427                     14,003                     12,637
 8/31/2005              13763                    14,579                     14,159                     12,789
 9/30/2005              13636                    14,456                     14,050                     12,677
10/31/2005              13548                    14,349                     13,991                     12,588
11/30/2005              13586                    14,402                     14,048                     12,638
12/31/2005              13702                    14,511                     14,133                     12,756
 1/31/2006              13702                    14,510                     14,132                     12,765
 2/28/2006              13726                    14,549                     14,135                     12,803
 3/31/2006              13609                    14,410                     14,091                     12,694
 4/30/2006              13583                    14,382                     14,104                     12,678
 5/31/2006              13558                    14,369                     14,109                     12,667
 6/30/2006              13586                    14,398                     14,134                     12,696
 7/31/2006              13749                    14,571                     14,282                     12,863
 8/31/2006              13941                    14,759                     14,442                     13,048
 9/30/2006              14051                    14,875                     14,547                     13,153
10/31/2006              14121                    14,963                     14,616                     13,235
11/30/2006              14260                    15,109                     14,733                     13,379
12/31/2006              14181                    15,025                     14,676                     13,312
 1/31/2007              14157                    14,999                     14,679                     13,306
 2/28/2007              14365                    15,219                     14,862                     13,492
 3/31/2007              14383                    15,237                     14,901                     13,512
 4/30/2007              14456                    15,299                     14,967                     13,578
 5/31/2007              14332                    15,167                     14,881                     13,484
 6/30/2007              14292                    15,139                     14,901                     13,451
 7/31/2007              14463                    15,304                     15,085                     13,582
 8/31/2007              14649                    15,501                     15,297                     13,760
 9/30/2007              14750                    15,607                     15,402                     13,862
10/31/2007              14866                    15,729                     15,495                     13,976
11/30/2007              15157                    16,052                     15,868                     14,266
12/31/2007              15171                    16,066                     15,919                     14,311
 1/31/2008              15502                    16,400                     16,294                     14,571
 2/29/2008              15572                    16,489                     16,472                     14,589
 3/31/2008              15643                    16,563                     16,574                     14,696
 4/30/2008              15491                    16,386                     16,352                     14,632
 5/31/2008              15365                    16,268                     16,205                     14,534
 6/30/2008              15428                    16,319                     16,268                     14,542
 7/31/2008              15403                    16,307                     16,355                     14,553
 8/31/2008              15553                    16,449                     16,480                     14,698
 9/30/2008              15639                    16,540                     16,560                     14,737
10/31/2008              15411                    16,313                     16,620                     14,532
11/30/2008              15817                    16,725                     17,189                     14,979
12/31/2008              16334                    17,287                     17,580                     15,436
 1/31/2009              16202                    17,150                     17,358                     15,262
 2/28/2009              16209                    17,157                     17,327                     15,261
 3/31/2009              16507                    17,471                     17,566                     15,534
 4/30/2009              16481                    17,443                     17,440                     15,513
 5/31/2009              16467                    17,411                     17,361                     15,512

----------
(1.) The Barclays Capital U.S. Aggregate Excluding Credit Bond Index is composed of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Barclays Capital U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of May 1, 2001. You cannot invest directly in an Index.

                      Wells Fargo Advantage Income Funds 7


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's performance outpaced the Barclays Capital U.S. Aggregate Ex-Credit Bond Index and slightly underperformed the Barclays Capital Intermediate U.S. Government Bond Index.

- In the fall of 2008, we opportunistically increased our exposure to U.S. Treasuries and agency debentures when they suffered in a material way. This strategy ultimately contributed to Fund performance later in the period, when the panic in these two markets subsided and the dislocations normalized. Similarly, our overall positioning in the mortgage-backed securities (MBS) sector contributed to the Fund's relative performance. Our overweight in agency pass-throughs added to Fund performance, while our exposure to commercial mortgage-backed securities (CMBS) detracted, in part because of slowing business conditions that kept commercial real estate at risk.

- Among the unknowns that we believe lie ahead are the potentially far-reaching effects of the vast monetary and fiscal initiatives that have been implemented by governmental policymakers and the possibility that such initiatives will spawn inflation and become increasingly detrimental to the value of the U.S. dollar.

DURING THE LAST 12 MONTHS, WE HAVE SEEN ONE OF THE MOST SEVERE ECONOMIC CONTRACTIONS IN AMERICAN HISTORY.

The unemployment rate, which stood at 5.5% in May of 2008, rose to 9.4% by the close of the 12-month period, resulting in the highest rate of joblessness in the United States since the early 1980s. Other indicators such as consumption, industrial production, business investment, housing, and trade confirm a rapid and deep contraction. By practically any measure, the current recession is far worse than the historical average and could well turn out to be the most devastating since the end of World War II. While the bursting of the housing bubble and the resultant stresses on the financial system precipitated the downturn, the damage has now spread to nearly every sector of the economy. The sales rate of new cars stands at half of its peak level. Manufacturing employment has dropped to its lowest level since 1946. Housing starts have collapsed by an astounding 80%. Most ominously, U.S. consumers seem

----------
(2.) The Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an Index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE GOVERNMENT
     SECURITIES FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital Intermediate U.S. Government Bond Index and the Barclays Capital U.S. Aggregate Excluding Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                      8 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

to have closed their wallets to discretionary purchases while opting instead to increase their savings to levels that we have not seen in years. While thrift is a virtue, a rapid shift from spending to saving can result in a meaningful drop in demand for goods and services, which in turn undermines business profitability and drives expense reductions. Since employee compensation represents the largest share of costs at most companies, job losses become inevitable. Of course, a rising jobless rate makes consumers even less likely to spend freely, thereby reinforcing the downward momentum in the overall economy.

This recession is noteworthy not only for its severity but also for its geographic breadth. What began as a largely U.S.-centered problem has now spread around the globe. Business conditions in Europe are generally as bad as those on this side of the Atlantic. Asia has suffered as well, with Japan experiencing a shocking 9.7% decline in real output over the last year, and growth has slowed markedly even in China's giant emerging market.

The steep global decline has left an indelible impression on capital markets. As economic conditions worsened in the fall of last year, stock markets around the world plunged, investors shunned risk, and U.S. Treasuries--still regarded as the safest of safe havens--generated spectacular price gains from the consequent buying panic. By the end of 2008, U.S. Treasury yields had sunk to multi-decade lows, while credit spreads were the widest in memory. Practically every sector of the securities market, from municipal bonds to emerging-market equities, experienced severe dislocation, extreme relative valuation, and reduced liquidity.

PORTFOLIO ALLOCATION(4)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Asset Backed Securities               (1%)
Collateralized Mortgage Securities   (16%)
Corporate Bonds                       (2%)
Municipal Bonds                       (2%)
U.S. Treasury Bonds                   (8%)
U.S. Treasury Notes                  (15%)
FHLMC                                 (9%)
FNMA                                 (34%)
Foreign Corporate Bonds               (1%)
Cash Management                      (12%)

The economy worsened further in the first quarter of 2009, and capital markets remained under great stress. In this crisis atmosphere, central banks around the world redoubled their efforts to provide liquidity and credit to the global financial system in order to avert a systemic collapse. Fiscal policy initiatives were introduced in several major economies, including a massive stimulus bill passed into law in the United States.

We have seen a few signs that the financial panic has begun to subside. Stock markets have rallied sharply from their early-March 2009 lows, though they remain far below the peaks reached in the fall of 2007. Credit spreads have narrowed dramatically but are still wide relative to historical averages. U.S. Treasuries--beneficiaries of the late-2008 scramble for safety--have given back a large portion of their gains. Overall, riskier assets generally outperformed more conservative investments as 2009 neared its halfway point.

----------
(4.) Portfolio allocation is subject to change and may have changed since the date specified.

                      Wells Fargo Advantage Income Funds 9


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

OUR INCREASED EXPOSURE TO U.S. TREASURIES AND AGENCY DEBENTURES, ALONG WITH OUR POSITIONING IN THE MBS SECTOR, CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE. OUR EXPOSURE TO CMBS DETRACTED, IN PART BECAUSE OF SLOWING BUSINESS CONDITIONS THAT KEPT COMMERCIAL REAL ESTATE AT RISK.

Throughout much of the period, we maintained an interest-rate exposure that was neutral. We held this neutral bias because of the extreme volatility and exceptional sequence of events. Tactically, we were long duration for much of the fourth quarter in 2008 and the first quarter in 2009 as opportunities to participate in the Treasury rally developed. As such, the portfolio modestly benefitted from duration management during the period.

Liquidity premiums expanded dramatically as the credit crisis intensified in the third quarter of 2008. No sector was spared, including government securities. Off-the-run Treasuries, that is, those traded in the secondary market, and agency debentures suffered in a material way. We opportunistically added exposure to both of these sectors. As the panic in the markets subsided, these dislocations normalized and our increased exposure contributed to performance.

During 2007 and the beginning of 2008, mortgage-related securities were considered the epicenter of the crisis in the credit markets. During the current reporting period, however, we witnessed a recovery in much of this sector due to optimism that the Term Asset-Backed Securities Loan Facility program would help revive consumer lending and bring renewed demand for structured securities. MBS pass-throughs also outperformed on steady government purchases. Overall, our positioning in the MBS sector contributed to relative performance. Our overweight in agency pass-throughs contributed while our exposure to CMBS detracted from Fund performance because commercial real estate remained at risk due to the slowing in overall business conditions. In addition, investments that we made with cash collateral received from securities lending activities detracted from overall Fund performance, primarily due to the decline in the value of several collateral holdings.

WE BELIEVE THAT RECESSIONARY CONDITIONS ARE LIKELY TO PREVAIL FOR A WHILE LONGER, EVEN THOUGH RECENT ECONOMIC DATA SUGGEST THAT THE DOWNWARD MOMENTUM IS GRADUALLY ABATING.

The labor market remains weak, but the pace of job loss has slowed, and initial claims for unemployment insurance benefits have stopped climbing. The stock market rally has lifted various confidence measures, while the unfreezing of the corporate bond market has allowed businesses to raise and refinance debt on reasonable terms. We tend to think that the worst of this recessionary period is behind us. Still, U.S. and global economies face substantial headwinds. A rising unemployment rate is likely to impair personal income at the same time that

                      10 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

chastened consumers are shifting toward a greater propensity to save. Consumer debt levels remain high relative to income, which, combined with lender reluctance, will probably inhibit credit growth. In short, after a long period of spending in excess of income and borrowing the difference, U.S. consumers may spend several years repairing their personal balance sheets. In such an environment, a rapid rebound in domestic demand is difficult to envision.

Also clouding the outlook are the after-effects of the vast domestic monetary and fiscal initiatives launched in an attempt to ameliorate the recession. It is possible that the very accommodative monetary policy presently in force will lead to higher inflation if it is not neutralized soon. Even harder to unwind will be the gigantic government debt burden created by current and projected deficit spending. Apprehension over these looming challenges has already begun to seep into bond market valuations and could prove to be of paramount importance in coming quarters. Of course, such challenges also present opportunity. We look forward to navigating the uncertain waters that lie ahead of us.

The market dislocations described herein create opportunities for adding value through active management. Going forward, we may seek to increase exposure to sectors that have meaningfully underperformed--namely residential and commercial mortgage securities.

With respect to interest rate direction, we believe that ultimately the unprecedented stimulus initiated by policymakers to avert economic collapse may prove to be both inflationary and a challenge to the U.S. dollar. As such, we will consider reducing interest rate exposure and adding inflation-protected securities (TIPs) to the Fund.

                      Wells Fargo Advantage Income Funds 11


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF MAY 31, 2009)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
GOVERNMENT SECURITIES FUND    6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)   Net(7)
--------------------------    ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SGVDX)                 (0.58)     2.35     4.02      5.11       4.11      7.17     4.99      5.60      0.93%     0.90%
Class B (WGSBX)**               (1.37)     1.26     3.76      5.05       3.63      6.26     4.11      5.05      1.68%     1.65%
Class C (WGSCX)                  2.63      5.28     4.11      4.72       3.63      6.28     4.11      4.72      1.68%     1.65%
Administrator Class (WGSDX)                                              4.11      7.28     5.24      5.95      0.83%     0.70%
Institutional Class (SGVIX)                                              4.33      7.62     5.47      6.19      0.60%     0.48%
Investor Class (STVSX)                                                   4.10      7.02     4.96      5.70      0.96%     0.95%
Barclays Capital U.S. Aggregate Excluding Credit Bond Index(1)           3.56      6.73     5.42        NA
Barclays Capital Intermediate U.S. Government Bond Index(2)              1.00      7.13     5.12      5.67

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

----------
(5.) Class A shares incepted on August 31, 1999. Class B shares incepted on July
     18, 2008. Class C shares incepted on December 26, 2002. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from August 31, 1999, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class B reflects the performance of the Class C shares and includes expenses that are not applicable to and are higher than those of the Class B shares, adjusted to reflect Class B sales charges. Performance shown prior to the inception of Class C reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999, for the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on October 29, 1986.

(6.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      12 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE HIGH INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE HIGH INCOME FUND (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION

December 28, 1995

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

HIGH INCOME FUND                                           1 Year
----------------                                           ------
Investor Class                                             (5.20)%
Barclays Capital U.S. Corporate High Yield Bond Index(1)   (7.77)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.95% AND 1.12%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE HIGH    WELLS FARGO ADVANTAGE HIGH         BARCLAYS CAPITAL U.S.
                INCOME FUND - CLASS A     INCOME FUND - INVESTOR CLASS   CORPORATE HIGH YIELD BOND INDEX
             --------------------------   ----------------------------   -------------------------------
5/31/1999                9550                         10000                           10,000
6/30/1999                9561                         10013                            9,979
7/31/1999                9567                         10022                           10,019
8/31/1999                9530                          9986                            9,908
9/30/1999                9469                          9923                            9,837
10/31/1999               9509                          9968                            9,771
11/30/1999               9666                         10134                            9,886
12/31/1999               9860                         10340                            9,997
1/31/2000                9879                         10362                            9,954
2/29/2000               10002                         10493                            9,974
3/31/2000                9711                         10191                            9,764
4/30/2000                9748                         10242                            9,780
5/31/2000                9687                         10170                            9,679
6/30/2000                9907                         10413                            9,876
7/31/2000                9936                         10437                            9,952
8/31/2000               10039                         10557                           10,020
9/30/2000                9973                         10490                            9,932
10/31/2000               9658                         10161                            9,614
11/30/2000               8829                          9292                            9,233
12/31/2000               9129                          9608                            9,412
1/31/2001               10074                         10604                           10,117
2/28/2001               10098                         10632                           10,252
3/31/2001                9730                         10247                           10,010
4/30/2001                9610                         10135                            9,886
5/31/2001                9659                         10178                           10,063
6/30/2001                9234                          9733                            9,781
7/31/2001                9276                          9790                            9,925
8/31/2001                9314                          9832                           10,042
9/30/2001                8507                          8972                            9,367
10/31/2001               8665                          9140                            9,599
11/30/2001               9058                          9552                            9,949
12/31/2001               9034                          9540                            9,909
1/31/2002                9154                          9669                            9,978
2/28/2002                8965                          9459                            9,838
3/31/2002                9050                          9563                           10,075
4/30/2002                9040                          9556                           10,232
5/31/2002                8856                          9366                           10,180
6/30/2002                8231                          8708                            9,429
7/31/2002                7871                          8329                            9,017
8/31/2002                7932                          8393                            9,274
9/30/2002                7861                          8318                            9,152
10/31/2002               7847                          8304                            9,073
11/30/2002               8338                          8821                            9,635
12/31/2002               8418                          8905                            9,769
1/31/2003                8588                          9086                           10,095
2/28/2003                8750                          9258                           10,219
3/31/2003                8973                          9495                           10,513
4/30/2003                9363                          9925                           11,137
5/31/2003                9394                          9945                           11,252
6/30/2003                9672                         10241                           11,575
7/31/2003                9572                         10137                           11,448
8/31/2003                9656                         10242                           11,580
9/30/2003                9896                         10497                           11,896
10/31/2003              10075                         10675                           12,137
11/30/2003              10227                         10839                           12,321
12/31/2003              10467                         11110                           12,600
1/31/2004               10620                         11277                           12,840
2/29/2004               10576                         11232                           12,808
3/31/2004               10670                         11318                           12,895
4/30/2004               10666                         11329                           12,807
5/31/2004               10515                         11170                           12,590
6/30/2004               10634                         11296                           12,771
7/31/2004               10799                         11472                           12,945
8/31/2004               10959                         11626                           13,199
9/30/2004               11104                         11780                           13,390
10/31/2004              11295                         11984                           13,632
11/30/2004              11413                         12110                           13,796
12/31/2004              11525                         12246                           14,002
1/31/2005               11541                         12264                           13,984
2/28/2005               11685                         12419                           14,189
3/31/2005               11397                         12115                           13,777
4/30/2005               11284                         11996                           13,642
5/31/2005               11425                         12146                           13,885
6/30/2005               11577                         12308                           14,157
7/31/2005               11734                         12474                           14,405
8/31/2005               11800                         12530                           14,432
9/30/2005               11729                         12471                           14,288
10/31/2005              11690                         12414                           14,188
11/30/2005              11817                         12565                           14,262
12/31/2005              11904                         12657                           14,385
1/31/2006               12076                         12840                           14,614
2/28/2006               12173                         12926                           14,712
3/31/2006               12229                         12987                           14,800
4/30/2006               12301                         13080                           14,891
5/31/2006               12263                         13040                           14,889
6/30/2006               12223                         12997                           14,837
7/31/2006               12329                         13111                           14,982
8/31/2006               12486                         13277                           15,225
9/30/2006               12625                         13424                           15,441
10/31/2006              12768                         13558                           15,651
11/30/2006              12909                         13726                           15,914
12/31/2006              13037                         13862                           16,089
1/31/2007               13166                         13999                           16,268
2/28/2007               13322                         14165                           16,496
3/31/2007               13351                         14195                           16,513
4/30/2007               13529                         14384                           16,728
5/31/2007               13608                         14468                           16,853
6/30/2007               13355                         14182                           16,551
7/31/2007               12948                         13770                           15,964
8/31/2007               13185                         14022                           16,182
9/30/2007               13491                         14345                           16,606
10/31/2007              13588                         14449                           16,705
11/30/2007              13364                         14212                           16,343
12/31/2007              13463                         14317                           16,390
1/31/2008               13258                         14081                           16,172
2/29/2008               13098                         13931                           15,951
3/31/2008               13102                         13916                           15,896
4/30/2008               13467                         14303                           16,581
5/31/2008               13417                         14272                           16,641
6/30/2008               13178                         14019                           16,176
7/31/2008               13069                         13903                           15,960
8/31/2008               13184                         14026                           16,016
9/30/2008               12489                         13291                           14,739
10/31/2008              11036                         11730                           12,394
11/30/2008              10486                         11147                           11,240
12/31/2008              11009                         11702                           12,103
1/31/2009               11615                         12343                           12,829
2/28/2009               11475                         12215                           12,431
3/31/2009               11638                         12367                           12,827
4/30/2009               12393                         13187                           14,380
5/31/2009               12737                         13530                           15,348

----------
(1.) Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S.
     dollar-denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rate Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE HIGH INCOME
     FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 13


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our outperformance was driven by carrying a larger than normal cash balance and BBB-rated investments while underweighting the CCC-segment of the market.

- This positioning allowed us to outperform significantly through the weak market, but detracted from Fund performance during the recent rally.

- We believe that many of the CCC-rated credits will ultimately default and do not represent good investments for the Fund. Consequently, when selecting CCC-rated investments for the Fund, we will focus on issues that we believe can survive this market cycle.

A TALE OF TWO MARKETS.

In our 2008 annual letter, we discussed our concerns with the U.S housing market and the slowing economy. We concluded by suggesting that the economic growth would remain weak as consumers would be pressured from a weaker employment market and the negative effects of lower housing prices. Due to our concerns, the Fund entered the period more conservatively positioned than at any prior time. The market was weak throughout the summer months of 2008. High yield spreads started the period at 621 basis points (100 basis points equals 1.00%) compared to U.S. Treasuries and widened to 815 basis points in mid-September 2008. Then the bottom fell out. Spreads widened dramatically to all-time wide levels of 1,971 basis points by mid-December resulting in yields north of 20% for the high-yield market. The Barclays Capital U.S. Corporate High Yield Bond Index was down 26.16% in 2008, easily the worst year on record. From the beginning of the period on May 31, 2008, to the market bottom on December 16, 2008, the index return was negative 34.11%.

The high yield market turned in mid-December 2008. It is always difficult to point to specific reasons for a market turn, but we believe that the market turned when many 2009 market forecasts highlighted high-yield credits as extremely cheap, which led to cash inflows even though the economy remained weak. Spreads rallied from 1,971 basis points in mid-December to 1,067 basis points at the end of May 2009. The index return from December 16 to May 31 was positive 39.97%. There were clearly two different markets during the period.

THE SEARCH FOR SURVIVORS.

We remained concerned with the underlying fundamentals for high yield issuers even though market conditions were improving. Many companies were still carrying too much debt and with earnings heading south, we, along with

                      14 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

the market, expected default rates to continue to climb. The forecast was accurate. The Moody's default rate climbed to 10.2% of U.S. high yield issuers for the period compared to only 2.2% for the prior period. Equally important, we expected the recovery rate for defaulted issuers to be weak. According to JP Morgan and Moody's, the long-term recovery rate on defaulted bonds is 37%. Through May 2009, the recovery rate is only 20%.

Given climbing default rates and low recovery rates, we focused our research efforts on identifying issuers that we believed would survive the economic crisis. Our view was that yields were attractive for companies that could avoid default. We reduced our cash position from near 15% at December 31, 2008, to near 6% at May 31, 2009. We increased our weightings relative to the index in B- and CCC-rated credits by 7.6% and 4.5%, respectively, and invested in companies that we believed had the potential to survive this cycle and could offer more attractive returns than some of the higher-quality issuers.

WE REMAIN CONSERVATIVELY POSITIONED RELATIVE TO THE BENCHMARK. THIS POSITIONING WAS INTEGRAL TO THE FUND'S PERFORMANCE.

Despite increasing our weightings in B- and CCC-rated securities, we remain conservatively positioned relative to the benchmark. We finished the period with 9% of the portfolio in BBB-rated issues. We have 35% of the portfolio in BB-rated credits, 36% in B-rated credits, and 13% of the portfolio in credits rated CCC and below. In comparison, 25% of the index is rated CCC and below. We believe many CCC-rated credits will ultimately default in this cycle and do not represent good investments for the Fund.

For the period, the Fund returned -5.20% compared to the index return of -7.77%. BBB-rated credits returned 1.05%, BB-rated credits returned -0.17%, B-rated credits returned -12.01% and CCC-rated credits returned -24.15%. Our outperformance was driven by carrying a larger than normal cash balance and BBB-rated investments while underweighting the CCC-segment of the market. This positioning allowed us to outperform significantly through the weak market, but caused us to give back some of the outperformance during the recent rally. In addition, investments that we made with cash collateral received from securities lending activities detracted from overall Fund performance, primarily due to the decline in the value of several collateral holdings.

CREDIT QUALITY(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Cash     (7%)
BBB      (9%)
CCC     (13%)
BB/Ba   (35%)
B       (36%)

----------
(3.) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

                      Wells Fargo Advantage Income Funds 15


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

WE BELIEVE THAT CCC-RATED CREDITS ARE OVERVALUED. ECONOMIC GROWTH WILL BE TEPID AT BEST.

The average price of CCC-rated credits has rallied from 40 in mid-December 2008 to 70 at May 31, 2009. The long-term average over the past 18 years is 75. Current economic and market conditions do not justify CCC prices approaching the long-term average.

The economic picture has definitely improved as the rate of decline in many economic measures has slowed. However, the U.S. housing market and employment picture remain weak. Many companies and consumers entered this period overleveraged due to an extended period of easy and cheap credit. Most of those companies and consumers remain overleveraged. We do not believe that economic growth will be strong enough to overcome the excessive leveraging that is causing the default rate to remain elevated. Given our economic expectation, we will continue to invest in companies that we believe can survive this cycle and that will offer attractive opportunities for our investors.

                      16 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2009)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
HIGH INCOME FUND              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
----------------              ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SHBAX)                 16.00      (9.35)   2.96      2.45      21.47     (5.07)    3.91      2.92      1.05%     0.90%
Class B (WFNBX)**               16.03     (10.82)   2.79      2.52      21.03     (5.82)    3.15      2.52      1.80%     1.65%
Class C (WFNCX)                 20.02      (6.83)   3.14      2.28      21.02     (5.83)    3.14      2.28      1.80%     1.65%
Institutional Class (SHYYX)                                             21.55     (4.75)    4.44      3.49      0.73%     0.50%
Investor Class (STHYX)                                                  21.38     (5.20)    3.91      3.07      1.12%     0.95%
Barclays Capital U.S. Corporate High Yield Bond Index(1)                36.55     (7.77)    4.04      4.38

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Class A shares incepted on February 29, 2000. Class B and Class C shares incepted on July 18, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class
     A. Performance shown for the Class A shares from February 29, 2000, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class B and Class C reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Institutional Class shares incepted on July 31, 2001. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on December 28, 1995.

(5.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     18 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION

August 31, 1987

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

SHORT-TERM BOND FUND                               1 Year
--------------------                               ------
Investor Class                                      2.09%
Barclays Capital 1-3 Year U.S. Government/Credit
   Bond Index(1)                                    4.92%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.85% AND 1.03%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                  WELLS FARGO ADVANTAGE SHORT-      WELLS FARGO ADVANTAGE SHORT-      BARCLAYS CAPITAL 1-3 YEAR U.S.
                    TERM BOND FUND - CLASS A      TERM BOND FUND - INVESTOR CLASS      GOVERNMENT/CREDIT BOND INDEX
                  ----------------------------    -------------------------------     ------------------------------
 5/31/1999                     9700                              10,000                           10,000
 6/30/1999                     9709                              10,012                           10,032
 7/31/1999                     9720                              10,025                           10,060
 8/31/1999                     9714                              10,022                           10,087
 9/30/1999                     9775                              10,090                           10,155
10/31/1999                     9806                              10,122                           10,185
11/30/1999                     9841                              10,163                           10,207
12/31/1999                     9877                              10,206                           10,218
 1/31/2000                     9891                              10,215                           10,218
 2/29/2000                     9951                              10,279                           10,289
 3/31/2000                     9982                              10,313                           10,347
 4/30/2000                     9998                              10,332                           10,367
 5/31/2000                    10008                              10,343                           10,402
 6/30/2000                    10134                              10,475                           10,517
 7/31/2000                    10184                              10,540                           10,589
 8/31/2000                    10292                              10,642                           10,673
 9/30/2000                    10352                              10,707                           10,761
10/31/2000                    10376                              10,745                           10,809
11/30/2000                    10464                              10,828                           10,909
12/31/2000                    10573                              10,943                           11,041
 1/31/2001                    10719                              11,109                           11,197
 2/28/2001                    10809                              11,204                           11,277
 3/31/2001                    10910                              11,312                           11,369
 4/30/2001                    10942                              11,349                           11,405
 5/31/2001                    11016                              11,428                           11,475
 6/30/2001                    11045                              11,449                           11,519
 7/31/2001                    11162                              11,585                           11,664
 8/31/2001                    11182                              11,608                           11,743
 9/30/2001                    11041                              11,464                           11,918
10/31/2001                    11095                              11,510                           12,037
11/30/2001                    11065                              11,494                           12,004
12/31/2001                    11007                              11,435                           12,010
 1/31/2002                    10890                              11,317                           12,045
 2/28/2002                    10837                              11,264                           12,097
 3/31/2002                    10789                              11,216                           12,018
 4/30/2002                    10820                              11,250                           12,153
 5/31/2002                    10879                              11,314                           12,216
 6/30/2002                    10872                              11,308                           12,314
 7/31/2002                    10803                              11,226                           12,437
 8/31/2002                    10846                              11,286                           12,504
 9/30/2002                    10933                              11,378                           12,612
10/31/2002                    10885                              11,330                           12,628
11/30/2002                    10899                              11,347                           12,628
12/31/2002                    11051                              11,506                           12,765
 1/31/2003                    11065                              11,523                           12,780
 2/28/2003                    11163                              11,613                           12,851
 3/31/2003                    11184                              11,650                           12,878
 4/30/2003                    11243                              11,714                           12,928
 5/31/2003                    11330                              11,806                           13,001
 6/30/2003                    11361                              11,840                           13,030
 7/31/2003                    11230                              11,705                           12,945
 8/31/2003                    11239                              11,716                           12,950
 9/30/2003                    11385                              11,870                           13,093
10/31/2003                    11342                              11,828                           13,040
11/30/2003                    11361                              11,850                           13,041
12/31/2003                    11446                              11,940                           13,124
 1/31/2004                    11504                              12,002                           13,160
 2/29/2004                    11573                              12,076                           13,233
 3/31/2004                    11644                              12,151                           13,280
 4/30/2004                    11508                              12,010                           13,144
 5/31/2004                    11483                              11,986                           13,126
 6/30/2004                    11500                              12,006                           13,129
 7/31/2004                    11533                              12,041                           13,185
 8/31/2004                    11630                              12,143                           13,288
 9/30/2004                    11648                              12,164                           13,281
10/31/2004                    11667                              12,189                           13,327
11/30/2004                    11637                              12,157                           13,262
12/31/2004                    11672                              12,196                           13,294
 1/31/2005                    11665                              12,190                           13,292
 2/28/2005                    11660                              12,187                           13,267
 3/31/2005                    11644                              12,171                           13,257
 4/30/2005                    11683                              12,215                           13,334
 5/31/2005                    11721                              12,254                           13,392
 6/30/2005                    11759                              12,293                           13,422
 7/31/2005                    11744                              12,277                           13,386
 8/31/2005                    11818                              12,353                           13,473
 9/30/2005                    11803                              12,337                           13,439
10/31/2005                    11816                              12,351                           13,434
11/30/2005                    11844                              12,379                           13,478
12/31/2005                    11900                              12,438                           13,530
 1/31/2006                    11916                              12,453                           13,556
 2/28/2006                    11943                              12,482                           13,572
 3/31/2006                    11961                              12,500                           13,589
 4/30/2006                    11992                              12,531                           13,635
 5/31/2006                    12026                              12,566                           13,654
 6/30/2006                    12044                              12,584                           13,680
 7/31/2006                    12135                              12,679                           13,786
 8/31/2006                    12226                              12,774                           13,889
 9/30/2006                    12289                              12,839                           13,963
10/31/2006                    12339                              12,891                           14,022
11/30/2006                    12418                              12,973                           14,099
12/31/2006                    12425                              12,980                           14,106
 1/31/2007                    12461                              13,017                           14,138
 2/28/2007                    12553                              13,112                           14,253
 3/31/2007                    12590                              13,150                           14,309
 4/30/2007                    12641                              13,203                           14,361
 5/31/2007                    12649                              13,195                           14,350
 6/30/2007                    12686                              13,249                           14,410
 7/31/2007                    12754                              13,319                           14,523
 8/31/2007                    12732                              13,296                           14,641
 9/30/2007                    12846                              13,414                           14,750
10/31/2007                    12899                              13,470                           14,816
11/30/2007                    12952                              13,524                           15,026
12/31/2007                    12990                              13,564                           15,069
 1/31/2008                    13166                              13,747                           15,332
 2/29/2008                    13245                              13,829                           15,469
 3/31/2008                    13140                              13,718                           15,480
 4/30/2008                    13108                              13,668                           15,392
 5/31/2008                    13092                              13,667                           15,353
 6/30/2008                    13121                              13,696                           15,382
 7/31/2008                    13041                              13,612                           15,426
 8/31/2008                    13087                              13,660                           15,498
 9/30/2008                    12975                              13,543                           15,405
10/31/2008                    12770                              13,328                           15,438
11/30/2008                    12784                              13,342                           15,623
12/31/2008                    12939                              13,486                           15,819
 1/31/2009                    13057                              13,626                           15,861
 2/28/2009                    13092                              13,662                           15,834
 3/31/2009                    13083                              13,652                           15,909
 4/30/2009                    13236                              13,811                           15,999
 5/31/2009                    13372                              13,953                           16,108

----------
(1.) The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e. publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM
     BOND FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                     Wells Fargo Advantage Income Funds 19


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our structural overweights in spread sectors, that is, corporate bonds, mortgage-backed securities (MBS), and asset-backed securities (ABS) dragged down relative and absolute performance in 2008.

- The Fund benefited from strong relative performance of the corporate bond market in the first five months of 2009.

- A large cash cushion and a relatively defensive posture allowed the Fund to generate a positive total return during a period of massive upheaval and significant losses in the capital markets.

DURING THE LAST 12 MONTHS, WE HAVE SEEN ONE OF THE MOST SEVERE ECONOMIC CONTRACTIONS IN AMERICAN HISTORY.

The unemployment rate, which stood at 5.5% in May of 2008, rose to 9.4% by the close of the 12-month period, resulting in the highest rate of joblessness in the United States since the early 1980s. Other indicators such as consumption, industrial production, business investment, housing, and trade confirm a rapid and deep contraction. By practically any measure, the current recession is far worse than the historical average and could well turn out to be the most devastating since the end of World War II.

While the bursting of the housing bubble and the resultant stresses on the financial system precipitated the downturn, the damage has now spread to nearly every sector of the economy. The sales rate of new cars stands at half of its peak level. Manufacturing employment has dropped to its lowest level since 1946. Housing starts have collapsed by an astounding 80%. Most ominously, U.S. consumers seem to have closed their wallets to discretionary purchases while opting instead to increase their savings to levels that we have not seen in years. While thrift is a virtue, a rapid shift from spending to saving can result in a meaningful drop in demand for goods and services, which in turn undermines business profitability and drives expense reductions. Since employee compensation represents the largest share of costs at most companies, job losses become inevitable. Of course, a rising jobless rate makes consumers even less likely to spend freely, thereby reinforcing the downward momentum in the overall economy.

This recession is noteworthy not only for its severity but also for its geographic breadth. What began as a largely U.S.-centered problem has now spread around the globe. Business conditions in Europe are generally as bad as those on this side of the Atlantic. Asia has suffered as well, with Japan experiencing a shocking 9.7% decline in real output over the last year, and growth has slowed markedly even in China's giant emerging market.

The steep global decline has left an indelible impression on capital markets. As economic conditions worsened in the fall of last year, stock markets around the world plunged, credit risk premia surged, and U.S. Treasuries--still regarded as a

                     20 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

safe haven--generated spectacular price gains from the consequent buying panic. By the end of 2008, U.S. Treasury yields had sunk to multi-decade lows, while credit spreads were the widest in memory. Practically every sector of the securities market, from municipal bonds to emerging-market equities, experienced severe dislocation, extreme relative valuation, and reduced liquidity.

The economy worsened further in the first quarter of 2009, and capital markets remained under great stress. In this crisis atmosphere, central banks around the world redoubled their efforts to provide liquidity and credit to the global financial system in order to avert a systemic collapse. Fiscal policy initiatives were introduced in several major economies, including a massive stimulus bill passed into law in the United States.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Asset Backed Securities               (9%)
Collateralized Mortgage Securities    (8%)
Cash Management                      (10%)
Corporate Bonds                      (41%)
GNMA                                  (1%)
FNMA                                  (4%)
Municipal Bonds                       (8%)
FHLMC                                 (5%)
Foreign Corporate Bonds              (10%)
U.S. Treasury Notes                   (4%)

We have seen a few signs that the financial panic has begun to subside. Stock markets have rallied sharply from their early-March 2009 lows, though they remain far below the peaks reached in the fall of 2007. Credit spreads have narrowed dramatically but are still wide relative to historical averages. U.S. Treasuries--beneficiaries of the late-2008 scramble for safety--have given back a large portion of their gains. Overall, riskier assets generally outperformed more conservative investments as 2009 neared its halfway point.

A PERFECT STORM OF RISK AND OUR RESPONSE TO IT.

In 2008 and early 2009 the bond market was ravaged by four types of risk: credit, structural, systemic, and liquidity. Corporate bonds were pummeled by credit and liquidity concerns. Mortgage and asset-backed securities investors had to worry about underlying credit, structure, and liquidity. All financial assets were affected by a perception of rising systemic risk. Generally speaking, U.S. Treasuries benefited from this confluence of risks. Agency debentures and MBS suffered wider spreads for most of 2008 until government intervention mitigated their risk of default. Non-agency MBS and ABS were the most heavily affected segments of the bond market. Corporate bonds were a mixed lot with some sectors such as financials experiencing substantial valuation declines while other sectors perceived to be relatively immune from the turmoil like utilities and consumer non-durables suffered less.

The Fund typically deploys most of its assets in corporate bonds, MBS, and ABS. Given the diminished liquidity in those markets during the last 12 months, our strategy has been to separate credit and structure risk from liquidity risk and concentrate on portfolio shifts driven primarily by underlying fundamentals. In some cases--where we have anticipated a continuing decline in creditworthiness--we have elected to sell a holding even when the bid-offer spread was uncomfortably wide. In other cases we have judged that the market

----------
(3.) Portfolio allocation is subject to change and may have changed since the date specified.

                     Wells Fargo Advantage Income Funds 21


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

price of a security was far below fundamental value and elected to hold it or add to a position. We believed then and continue to believe that greater liquidity would eventually return to the markets and that pricing distortions driven by faulty analysis of risk would abate. So far in 2009 we have been encouraged to see some thawing in credit markets as well as a diminution of perceived systemic risk. These trends have helped the Fund's performance and we see further progress toward a return to normalcy as highly beneficial for the portfolio as currently structured.

We have also maintained a larger than normal cash position throughout this period of stress in order to avoid becoming "forced sellers" of securities that we believed were being priced in the market far below intrinsic fundamental value. Other defensive steps included an allocation to high quality municipal bonds, agency debentures, and FDIC-guaranteed bonds issued by major financial institutions.

WE BELIEVE THAT RECESSIONARY CONDITIONS ARE LIKELY TO PREVAIL FOR A WHILE LONGER, EVEN THOUGH RECENT ECONOMIC DATA SUGGEST THAT THE DOWNWARD MOMENTUM IS GRADUALLY ABATING.

The labor market remains weak, but the pace of job loss has slowed, and initial claims for unemployment insurance benefits have stopped climbing. The stock market rally has lifted various confidence measures, while the unfreezing of the corporate bond market has allowed businesses to raise and refinance debt on reasonable terms. We tend to think that the worst of this recessionary period is behind us. Still, U.S. and global economies face substantial headwinds. A rising unemployment rate is likely to impair personal income at the same time that chastened consumers are shifting toward a greater propensity to save. Consumer debt levels remain high relative to income, which, combined with lender reluctance, will probably inhibit credit growth. In short, after a long period of spending in excess of income and borrowing the difference, U.S. consumers may spend several years repairing their personal balance sheets. In such an environment, a rapid rebound in domestic demand is difficult to envision.

Also clouding the outlook are the after-effects of the vast domestic monetary and fiscal initiatives launched in an attempt to ameliorate the recession. It is possible that the very accommodative monetary policy presently in force will lead to higher inflation if it is not neutralized soon. Even harder to unwind will be the gigantic government debt burden created by current and projected deficit spending. Apprehension over these looming challenges has already begun to seep into bond market valuations and could prove to be of paramount importance in coming quarters. Of course, such challenges also present opportunity. We look forward to navigating the uncertain waters that lie ahead of us.

                      22 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2009)

                                         Including Sales Charge                 Excluding Sales Charge             Expense Ratio
                                 -------------------------------------   -------------------------------------   -----------------
SHORT-TERM BOND FUND             6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
------------------------------   ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SSTVX)                    1.46      (0.92)    2.47      2.95       4.60      2.14     3.09      3.26      0.97%     0.80%
Class C (WFSHX)                    3.04       0.35     2.38      2.69       4.04      1.35     2.38      2.69      1.72%     1.55%
Institutional Class (SSHIX)                                                 4.76      2.47     3.49      3.82      0.61%     0.48%
Investor Class (SSTBX)                                                      4.58      2.09     3.09      3.39      1.03%     0.85%
Barclays Capital 1-3 Year U.S.
   Government/Credit Bond
   Index(1)                                                                 3.10      4.92     4.18      4.88

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Class A shares incepted on August 31, 1999. Class C shares incepted on
     March 31, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from August 31, 1999, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class C reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Institutional Class shares incepted on August 31,1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on August 31, 1987.

(5.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      24 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION

June 30, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

SHORT-TERM HIGH YIELD BOND FUND                       1 Year
-------------------------------                       ------
Investor Class                                        (0.91)%
Short-Term High Yield Bond Index III(1)               (2.01)%
Merrill Lynch High Yield U.S. Corporates, Cash Pay,
   BB Rated, 1-5 Year Index(2)                        (0.04)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.86% AND 1.14%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF MAY 31, 2009)

                               (PERFORMANCE GRAPH)

            WELLS FARGO ADVANTAGE SHORT-  WELLS FARGO ADVANTAGE SHORT-  MERRILL LYNCH HIGH YIELD U.S.
             TERM HIGH YIELD BOND FUND -   TERM HIGH YIELD BOND FUND -     CORPORATES, CASH PAY, BB    SHORT-TERM HIGH YIELD BOND
                     CLASS A                      INVESTOR CLASS             RATED, 1-5 YEAR INDEX              INDEX III
            ----------------------------  ----------------------------  -----------------------------  --------------------------
 5/31/1999               9700                         10000                         10,000                       10,000
 6/30/1999               9705                         10007                         10,026                       10,037
 7/31/1999               9748                         10055                         10,047                       10,079
 8/31/1999               9748                         10057                         10,037                       10,062
 9/30/1999               9813                         10127                         10,065                       10,103
10/31/1999               9840                         10157                         10,038                       10,075
11/30/1999               9929                         10252                         10,051                       10,123
12/31/1999               9871                         10195                         10,111                       10,195
 1/31/2000               9894                         10221                         10,103                       10,215
 2/29/2000               9940                         10271                         10,097                       10,220
 3/31/2000               9908                         10241                         10,048                       10,118
 4/30/2000               9929                         10265                          9,949                       10,067
 5/31/2000               9935                         10274                          9,844                       10,003
 6/30/2000              10083                         10419                         10,066                       10,195
 7/31/2000              10148                         10500                         10,142                       10,274
 8/31/2000              10237                         10595                         10,190                       10,334
 9/30/2000              10279                         10631                         10,276                       10,390
10/31/2000              10290                         10655                          9,991                       10,087
11/30/2000              10174                         10539                         10,033                       10,016
12/31/2000              10335                         10708                         10,166                       10,132
 1/31/2001              10655                         11042                         10,595                       10,657
 2/28/2001              10755                         11148                         10,752                       10,797
 3/31/2001              10717                         11112                         10,906                       10,900
 4/30/2001              10710                         11108                         11,010                       10,938
 5/31/2001              10769                         11172                         11,229                       11,162
 6/30/2001              10514                         10911                         11,248                       11,157
 7/31/2001              10585                         10986                         11,405                       11,277
 8/31/2001              10624                         11030                         11,600                       11,410
 9/30/2001              10151                         10541                         11,246                       10,986
10/31/2001              10092                         10481                         11,461                       11,075
11/30/2001              10197                         10592                         11,712                       11,308
12/31/2001              10263                         10663                         11,729                       11,331
 1/31/2002              10366                         10772                         11,667                       11,388
 2/28/2002              10295                         10700                         11,719                       11,439
 3/31/2002              10308                         10716                         11,882                       11,620
 4/30/2002              10180                         10585                         12,077                       11,787
 5/31/2002              10150                         10556                         12,126                       11,818
 6/30/2002               9943                         10343                         11,027                       10,938
 7/31/2002               9879                         10277                         10,697                       10,520
 8/31/2002               9917                         10317                         10,868                       10,784
 9/30/2002               9985                         10387                         10,852                       10,714
10/31/2002              10023                         10438                         10,833                       10,707
11/30/2002              10149                         10557                         11,193                       11,170
12/31/2002              10237                         10649                         11,316                       11,291
 1/31/2003              10351                         10769                         11,483                       11,492
 2/28/2003              10410                         10831                         11,596                       11,618
 3/31/2003              10533                         10960                         11,706                       11,785
 4/30/2003              10703                         11138                         12,035                       12,171
 5/31/2003              10761                         11200                         12,137                       12,264
 6/30/2003              10842                         11286                         12,322                       12,495
 7/31/2003              10790                         11234                         12,221                       12,415
 8/31/2003              10860                         11308                         12,330                       12,546
 9/30/2003              10989                         11445                         12,560                       12,769
10/31/2003              11061                         11521                         12,734                       12,958
11/30/2003              11116                         11583                         12,855                       13,083
12/31/2003              11189                         11663                         13,012                       13,274
 1/31/2004              11224                         11702                         13,124                       13,399
 2/29/2004              11277                         11760                         13,205                       13,471
 3/31/2004              11361                         11848                         13,339                       13,599
 4/30/2004              11341                         11826                         13,227                       13,537
 5/31/2004              11274                         11756                         13,128                       13,437
 6/30/2004              11345                         11830                         13,224                       13,568
 7/31/2004              11413                         11900                         13,369                       13,723
 8/31/2004              11492                         11983                         13,542                       13,904
 9/30/2004              11543                         12036                         13,642                       14,008
10/31/2004              11609                         12106                         13,755                       14,151
11/30/2004              11611                         12107                         13,764                       14,182
12/31/2004              11682                         12183                         13,856                       14,292
 1/31/2005              11669                         12170                         13,860                       14,293
 2/28/2005              11721                         12225                         13,925                       14,370
 3/31/2005              11628                         12129                         13,730                       14,168
 4/30/2005              11605                         12104                         13,766                       14,176
 5/31/2005              11665                         12183                         13,915                       14,337
 6/30/2005              11751                         12261                         14,062                       14,485
 7/31/2005              11812                         12327                         14,181                       14,617
 8/31/2005              11874                         12394                         14,221                       14,663
 9/30/2005              11877                         12400                         14,164                       14,616
10/31/2005              11899                         12423                         14,142                       14,597
11/30/2005              11962                         12489                         14,121                       14,620
12/31/2005              12013                         12542                         14,189                       14,703
 1/31/2006              12094                         12627                         14,482                       14,954
 2/28/2006              12144                         12679                         14,459                       14,953
 3/31/2006              12186                         12722                         14,611                       15,103
 4/30/2006              12212                         12750                         14,657                       15,168
 5/31/2006              12241                         12780                         14,700                       15,227
 6/30/2006              12255                         12794                         14,743                       15,259
 7/31/2006              12343                         12886                         14,924                       15,431
 8/31/2006              12446                         12994                         15,192                       15,683
 9/30/2006              12505                         13056                         15,309                       15,820
10/31/2006              12596                         13151                         15,457                       15,976
11/30/2006              12669                         13227                         15,647                       16,194
12/31/2006              12731                         13291                         15,731                       16,305
 1/31/2007              12793                         13357                         15,793                       16,390
 2/28/2007              12866                         13433                         15,923                       16,531
 3/31/2007              12914                         13483                         15,991                       16,594
 4/30/2007              12990                         13562                         16,113                       16,735
 5/31/2007              13034                         13609                         16,164                       16,807
 6/30/2007              13005                         13594                         16,053                       16,693
 7/31/2007              12871                         13438                         15,817                       16,417
 8/31/2007              12860                         13426                         15,876                       16,480
 9/30/2007              13063                         13638                         16,257                       16,864
10/31/2007              13142                         13721                         16,222                       16,874
11/30/2007              13079                         13655                         16,043                       16,663
12/31/2007              13143                         13722                         16,066                       16,691
 1/31/2008              13079                         13656                         16,224                       16,815
 2/29/2008              13073                         13649                         16,002                       16,604
 3/31/2008              13150                         13729                         15,828                       16,427
 4/30/2008              13385                         13974                         16,213                       16,931
 5/31/2008              13422                         14014                         16,236                       16,999
 6/30/2008              13379                         13969                         16,064                       16,640
 7/31/2008              13384                         13973                         15,955                       16,475
 8/31/2008              13450                         14041                         16,061                       16,565
 9/30/2008              13125                         13701                         15,114                       15,413
10/31/2008              12231                         12768                         13,118                       13,570
11/30/2008              12041                         12572                         12,821                       12,822
12/31/2008              12378                         12923                         13,464                       13,683
 1/31/2009              12935                         13503                         14,386                       14,628
 2/28/2009              12905                         13472                         14,188                       14,378
 3/31/2009              12965                         13534                         14,581                       14,740
 4/30/2009              13258                         13840                         15,599                       15,924
 5/31/2009              13303                         13886                         16,230                       16,658

----------
(1.) The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch
     High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. You cannot invest directly in an Index.

                      Wells Fargo Advantage Income Funds 25


Performance Highlights (Unaudited)

               WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed the Short-Term High Yield Bond Index III and underperformed the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Years Index. Our conservative positioning was the main contributor to the Fund's performance, while our exposure to riskier credits detracted from performance relative to the BB Rated Index.

- Over one half of the Fund's portfolio was in short-maturity bonds and about 30% of it was in floating-rate term loans and notes. The balance included a small portion in high-coupon bonds with the remainder of the portfolio fluctuating in and out of cash as we responded to market volatility.

-    We believe that economic growth will improve, but will remain tepid.

A TALE OF TWO HIGH YIELD MARKETS.

In our 2008 annual letter, we discussed our concerns with the weak economy and indicated that we believed the Fund would perform well relative to the broader high yield market. As we expected, the market was weak throughout the summer months of 2008. High yield spreads started the period at 621 basis points (100 basis points equals 1.00%) compared to U.S. Treasuries and widened to 815 basis points in mid-September 2008. Then the bottom fell out. Spreads widened dramatically to all-time wide levels of 1,971 basis points by mid-December 2008 resulting in yields north of 20% for the high yield market. The Barclays Capital U.S. Corporate High Yield Bond Index(4) was down 26.16% in 2008, easily the worst year on record. From the beginning of the period on May 31, 2008 to the market bottom on December 16, the index return was negative 34.11%.

The high yield market turned in mid-December 2008. It is always difficult to point to specific reasons for a market turn, but we believe that the market turned when many 2009 market forecasts highlighted high yield as extremely cheap, which led to cash inflows into high yield products even though the economy remained weak. Spreads rallied from 1,971 basis points in mid-December to 1,067 basis points at the end of May 2009. The index return from December 16 to May 31, 2009, was positive 39.97%. There were clearly two different markets during the

----------
(2.) The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years
     Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an Index.

(3.) The chart compares the performance of the Wells Fargo Advantage Short-Term
     High Yield Bond Fund Class A and Investor Class shares for the most recent ten years with the Short-Term High Yield Bond Index III and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A, assumes the maximum initial sales charge of 3.00%.

(4.) The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged,
     U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

                     26 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)

period, but overall for the period, the Barclays' index returned negative 7.77%.

CREDIT QUALITY(5)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

B       (13%)
Cash    (15%)
BBB     (11%)
BB/Ba   (61%)

THE FUND'S CONSERVATIVE POSITIONING RELATIVE TO ITS BENCHMARK WAS HELPFUL DURING THE 12-MONTH PERIOD.

The primary contributor to the Fund's performance was its conservative positioning relative to the Short-Term High Yield Bond Index III. Although the benchmark is more conservative than the broader Barclays Capital U.S. Corporate High Yield Bond Index(4), it has a higher level of risk than is appropriate for the Fund, which is designed to minimize volatility. Consequently, the Fund tends to outperform its benchmark during weak markets and underperform the benchmark in strong markets. Overall for the period, the Fund outperformed significantly through mid-December 2008 and underperformed since that time.

THE FUND'S PORTFOLIO STRATEGY DID NOT CHANGE DURING THE PERIOD.

Our investments continued to fit into three principal categories. The first category is short-maturity bonds that we expect to be repaid on the maturity date. This category made up over half of the portfolio during the period and approximately two-thirds at period-end. The second category is high-coupon bonds that are likely to be refinanced in the same way a homeowner might refinance a higher-rate mortgage. This second category has become a small part of the portfolio because the strong high yield market and lower interest rates that persisted into 2007 allowed most of the high-coupon bonds to be refinanced. The third category consists of floating-rate term loans and notes. We ended the period with 30% in term loans. The term loans we purchase are attractive for the Fund because they are secured by the assets of the issuing company. We focus on purchasing term loans in lower leveraged companies. Given our cautious view, we carried a much higher than typical cash balance during the period with an average cash balance in the mid-teens. As we have become more constructive on the market, we lowered the cash balance to 8% at the end of the period.

WE BELIEVE THAT ECONOMIC GROWTH WILL IMPROVE, BUT REMAIN TEPID.

The economic picture has definitely improved as the rate of decline in many economic measures has slowed. However, the housing market and employment picture remain weak. Many companies and consumers entered this period overleveraged due to an extended period of easy and cheap credit. Most of those companies and consumers remain overleveraged. We do not believe that economic growth will be strong enough to overcome the excessive leveraging that has caused the default rate to remain elevated. Given our expectations, we will continue to try to position the Fund in a conservative manner as we seek to limit volatility.

----------
(5.) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

                     Wells Fargo Advantage Income Funds 27


Performance Highlights (Unaudited)

               WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF MAY 31, 2009)

                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   -----------------
SHORT-TERM HIGH YIELD BOND FUND   6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)   Net(8)
-------------------------------   ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SSTHX)                      7.16     (3.86)    2.74      2.89      10.47     (0.89)    3.36      3.21     1.09%     0.81%
Class C (WFHYX)                      9.03     (2.70)    2.69      2.65      10.03     (1.70)    2.69      2.65     1.84%     1.56%
Investor Class (STHBX)                                                      10.45     (0.91)    3.38      3.34     1.14%     0.86%
Short-Term High Yield Bond
   Index III(1)                                                             29.92     (2.01)    4.39      5.23
Merrill Lynch High Yield U.S.
   Corporates, Cash Pay, BB
   Rated, 1-5 Year Index(2)                                                 26.59     (0.04)    4.33      4.96

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) Class A shares incepted on February 29, 2000. Effective June 20, 2008, the
     Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Class C shares incepted on March 31, 2008. Performance shown for the Class A shares from February 29, 2000, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class C reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Investor Class shares incepted on June 30, 1997.

(7.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(8.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                     28 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jay N. Mueller, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA

FUND INCEPTION

November 25, 1988

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2009

ULTRA SHORT-TERM INCOME FUND                               1 Year
----------------------------                               ------
Investor Class                                             (4.32)%
Barclays Capital Short-Term U.S. Government/Credit
   Bond Index(1)                                            2.79%
Barclays Capital 9-12 Month U.S. Short Treasury Index(2)    3.03%
Barclays Capital 1-3 Year U.S. Government/Credit
   Bond Index(3)                                            4.92%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 1.02%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(4)
(AS OF MAY 31, 2009)

                              (PERFORMANCE GRAPH)

                                                                                             BARCLAYS CAPITAL
            WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE    BARCLAYS CAPITAL 1-3 YEAR   BARCLAYS CAPITAL 9-12    SHORT-TERM U.S.
           ULTRA SHORT-TERM INCOME   ULTRA SHORT-TERM INCOME     U.S. GOVERNMENT/CREDIT       MONTH U.S. SHORT     GOVERNMENT/CREDIT
               FUND - CLASS A         FUND - INVESTOR CLASS            BOND INDEX              TREASURY INDEX            INDEX
           -----------------------   -----------------------   -------------------------   ---------------------   -----------------
 5/31/1999         9800                     10,000                     10,000                    10,000
 6/30/1999         9815                     10,019                     10,032                    10,038
 7/31/1999         9848                     10,055                     10,060                    10,082
 8/31/1999         9860                     10,070                     10,087                    10,115
 9/30/1999         9917                     10,134                     10,155                    10,170
10/31/1999         9929                     10,152                     10,185                    10,205
11/30/1999         9971                     10,213                     10,207                    10,231
12/31/1999        10035                     10,275                     10,218                    10,260
 1/31/2000        10066                     10,315                     10,218                    10,295
 2/29/2000        10113                     10,362                     10,289                    10,348
 3/31/2000        10160                     10,413                     10,347                    10,399
 4/30/2000        10195                     10,451                     10,367                    10,450
 5/31/2000        10236                     10,507                     10,402                    10,496
 6/30/2000        10327                     10,592                     10,517                    10,576
 7/31/2000        10386                     10,656                     10,589                    10,633
 8/31/2000        10450                     10,725                     10,673                    10,668
 9/30/2000        10520                     10,811                     10,761                    10,731
10/31/2000        10553                     10,836                     10,809                    10,780
11/30/2000        10606                     10,905                     10,909                    10,851
12/31/2000        10668                     10,971                     11,041                    10,953
 1/31/2001        10745                     11,053                     11,197                    11,074
 2/28/2001        10830                     11,133                     11,277                    11,121
 3/31/2001        10892                     11,200                     11,369                    11,198
 4/30/2001        10931                     11,254                     11,405                    11,249
 5/31/2001        11013                     11,331                     11,475                    11,314
 6/30/2001        11051                     11,373                     11,519                    11,347
 7/31/2001        11130                     11,457                     11,664                    11,419
 8/31/2001        11169                     11,512                     11,743                    11,451
 9/30/2001        11028                     11,369                     11,918                    11,556
10/31/2001        11093                     11,428                     12,037                    11,625
11/30/2001        11114                     11,465                     12,004                    11,645
12/31/2001        11097                     11,439                     12,010                    11,672
 1/31/2002        11033                     11,376                     12,045                    11,685
 2/28/2002        11014                     11,359                     12,097                    11,711
 3/31/2002        11007                     11,356                     12,018                    11,693
 4/30/2002        11046                     11,398                     12,153                    11,764
 5/31/2002        11074                     11,442                     12,216                    11,788
 6/30/2002        11063                     11,421                     12,314                    11,846
 7/31/2002        11041                     11,400                     12,437                    11,887
 8/31/2002        11046                     11,420                     12,504                    11,901
 9/30/2002        11084                     11,450                     12,612                    11,948
10/31/2002        11086                     11,466                     12,628                    11,972
11/30/2002        11099                     11,482                     12,628                    11,976
12/31/2002        11147                     11,534                     12,765                    12,019
 1/31/2003        11172                     11,563                     12,780                    12,029
 2/28/2003        11227                     11,622                     12,851                    12,044
 3/31/2003        11246                     11,631                     12,878                    12,065
 4/30/2003        11289                     11,678                     12,928                    12,077
 5/31/2003        11321                     11,714                     13,001                    12,090
 6/30/2003        11336                     11,732                     13,030                    12,114
 7/31/2003        11316                     11,726                     12,945                    12,109
 8/31/2003        11319                     11,733                     12,950                    12,121
 9/30/2003        11371                     11,777                     13,093                    12,156
10/31/2003        11362                     11,783                     13,040                    12,152
11/30/2003        11376                     11,801                     13,041                    12,153
12/31/2003        11380                     11,795                     13,124                    12,190
 1/31/2004        11409                     11,828                     13,160                    12,206
 2/29/2004        11447                     11,870                     13,233                    12,228
 3/31/2004        11472                     11,911                     13,280                    12,242
 4/30/2004        11461                     11,889                     13,144                    12,220
 5/31/2004        11447                     11,890                     13,126                    12,219
 6/30/2004        11459                     11,892                     13,129                    12,218
 7/31/2004        11473                     11,922                     13,185                    12,243                10,000
 8/31/2004        11510                     11,950                     13,288                    12,276                10,023
 9/30/2004        11536                     11,980                     13,281                    12,275                10,029
10/31/2004        11526                     11,986                     13,327                    12,295                10,045
11/30/2004        11531                     11,992                     13,262                    12,286                10,050
12/31/2004        11562                     12,027                     13,294                    12,305                10,068
 1/31/2005        11591                     12,059                     13,292                    12,318                10,083
 2/28/2005        11621                     12,079                     13,267                    12,322                10,097
 3/31/2005        11628                     12,088                     13,257                    12,344                10,117
 4/30/2005        11665                     12,127                     13,334                    12,385                10,147
 5/31/2005        11730                     12,207                     13,392                    12,423                10,171
 6/30/2005        11768                     12,247                     13,422                    12,444                10,192
 7/31/2005        11809                     12,289                     13,386                    12,449                10,210
 8/31/2005        11841                     12,309                     13,473                    12,499                10,246
 9/30/2005        11870                     12,338                     13,439                    12,507                10,265
10/31/2005        11887                     12,369                     13,434                    12,528                10,290
11/30/2005        11930                     12,400                     13,478                    12,567                10,324
12/31/2005        11963                     12,446                     13,530                    12,615                10,362
 1/31/2006        12009                     12,481                     13,556                    12,647                10,394
 2/28/2006        12042                     12,515                     13,572                    12,677                10,425
 3/31/2006        12079                     12,553                     13,589                    12,715                10,462
 4/30/2006        12128                     12,603                     13,635                    12,758                10,501
 5/31/2006        12180                     12,657                     13,654                    12,795                10,538
 6/30/2006        12226                     12,704                     13,680                    12,828                10,575
 7/31/2006        12279                     12,758                     13,786                    12,900                10,628
 8/31/2006        12332                     12,828                     13,889                    12,964                10,678
 9/30/2006        12372                     12,855                     13,963                    13,022                10,727
10/31/2006        12427                     12,925                     14,022                    13,074                10,771
11/30/2006        12481                     12,981                     14,099                    13,128                10,818
12/31/2006        12550                     13,038                     14,106                    13,168                10,860
 1/31/2007        12591                     13,081                     14,138                    13,219                10,904
 2/28/2007        12656                     13,148                     14,253                    13,281                10,953
 3/31/2007        12699                     13,192                     14,309                    13,334                11,000
 4/30/2007        12755                     13,249                     14,361                    13,382                11,045
 5/31/2007        12797                     13,293                     14,350                    13,433                11,089
 6/30/2007        12853                     13,350                     14,410                    13,493                11,137
 7/31/2007        12882                     13,380                     14,523                    13,563                11,189
 8/31/2007        12768                     13,262                     14,641                    13,657                11,251
 9/30/2007        12897                     13,395                     14,750                    13,741                11,311
10/31/2007        12955                     13,455                     14,816                    13,785                11,355
11/30/2007        12924                     13,423                     15,026                    13,914                11,424
12/31/2007        12953                     13,451                     15,069                    13,941                11,457
 1/31/2008        12994                     13,493                     15,332                    14,112                11,555
 2/29/2008        12999                     13,513                     15,469                    14,184                11,595
 3/31/2008        12843                     13,336                     15,480                    14,231                11,630
 4/30/2008        12827                     13,334                     15,392                    14,214                11,641
 5/31/2008        12885                     13,378                     15,353                    14,210                11,651
 6/30/2008        12851                     13,343                     15,382                    14,221                11,668
 7/31/2008        12701                     13,186                     15,426                    14,263                11,695
 8/31/2008        12728                     13,230                     15,498                    14,299                11,720
 9/30/2008        12667                     13,149                     15,405                    14,361                11,715
10/31/2008        12385                     12,873                     15,438                    14,448                11,752
11/30/2008        12222                     12,686                     15,623                    14,521                11,829
12/31/2008        12066                     12,540                     15,819                    14,593                11,880
 1/31/2009        12147                     12,608                     15,861                    14,591                11,903
 2/28/2009        12180                     12,657                     15,834                    14,573                11,899
 3/31/2009        12135                     12,594                     15,909                    14,605                11,919
 4/30/2009        12242                     12,705                     15,999                    14,629                11,952
 5/31/2009        12334                     12,800                     16,108                    14,641                11,976

----------
(1.) The Barclays Capital Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government /Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Barclays Capital Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of August 1, 2004. You cannot invest directly in an Index.

                     Wells Fargo Advantage Income Funds 29


Performance Highlights (Unaudited)

                  WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our structural overweights in spread sectors, that is, corporate bonds, mortgage-backed securities (MBS), and asset-backed securities (ABS) dragged down relative and absolute performance in 2008.

- Our emphasis on floating rate securities detracted from performance as short term rates fell to unprecedented lows.

- The Fund benefited from strong relative performance of the corporate bond market in the first five months of 2009.

DURING THE LAST 12 MONTHS, WE HAVE SEEN ONE OF THE MOST SEVERE ECONOMIC CONTRACTIONS IN AMERICAN HISTORY.

The unemployment rate, which stood at 5.5% in May of 2008, rose to 9.4% by the close of the 12-month period, resulting in the highest rate of joblessness in the United States since the early 1980s. Other indicators such as consumption, industrial production, business investment, housing, and trade confirm a rapid and deep contraction. By practically any measure, the current recession is far worse than the historical average and could well turn out to be the most devastating since the end of World War II.

While the bursting of the housing bubble and the resultant stresses on the financial system precipitated the downturn, the damage has now spread to nearly every sector of the economy. The sales rate of new cars stands at half of its peak level. Manufacturing employment has dropped to its lowest level since 1946. Housing starts have collapsed by an astounding 80%. Most ominously, U.S. consumers seem to have closed their wallets to discretionary purchases while opting instead to increase their savings to levels that we have not seen in years. While thrift is a virtue, a rapid shift from spending to saving can result in a meaningful drop in demand for

----------
(2.) The Barclays Capital 9-12 Month U.S. Short Treasury Index includes aged
     U.S. Treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Barclays Capital 9-12 Month U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an Index.

(3.) The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund. You cannot invest directly in an Index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA
     SHORT-TERM INCOME FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital 9-12 Month U.S. Short Treasury Index, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index and the Barclays Capital Short-Term U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

                      30 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

goods and services, which in turn undermines business profitability and drives expense reductions. Since employee compensation represents the largest share of costs at most companies, job losses become inevitable. Of course, a rising jobless rate makes consumers even less likely to spend freely, thereby reinforcing the downward momentum in the overall economy.

This recession is noteworthy not only for its severity but also for its geographic breadth. What began as a largely U.S.-centered problem has now spread around the globe. Business conditions in Europe are generally as bad as those on this side of the Atlantic. Asia has suffered as well, with Japan experiencing a shocking 9.7% decline in real output over the last year, and growth has slowed markedly even in China's giant emerging market.

The steep global decline has left an indelible impression on capital markets. As economic conditions worsened in the fall of last year, stock markets around the world plunged, credit risk premia surged, and U.S. Treasuries--still regarded as a safe haven--generated spectacular price gains from the consequent buying panic. By the end of 2008, U.S. Treasury yields had sunk to multi-decade lows, while credit spreads were the widest in memory. Practically every sector of the securities market, from municipal bonds to emerging-market equities, experienced severe dislocation, extreme relative valuation, and reduced liquidity.

The economy worsened further in the first quarter of 2009, and capital markets remained under great stress. In this crisis atmosphere, central banks around the world redoubled their efforts to provide liquidity and credit to the global financial system in order to avert a systemic collapse. Fiscal policy initiatives were introduced in several major economies, including a massive stimulus bill passed into law in the United States.

PORTFOLIO ALLOCATION(5)
(AS OF MAY 31, 2009)

                                  (PIE CHART)

Cash Management                      (10%)
GNMA                                  (1%)
FHLMC                                 (2%)
FNMA                                  (2%)
Asset Back Securities                (15%)
Collateralized Mortgage Securities   (16%)
Foreign Corporate Bonds               (8%)
Corporate Bonds                      (44%)
Municipal Bonds                       (2%)

We have seen a few signs that the financial panic has begun to subside. Stock markets have rallied sharply from their early-March 2009 lows, though they remain far below the peaks reached in the fall of 2007. Credit spreads have narrowed dramatically but are still wide relative to historical averages. U.S. Treasuries--beneficiaries of the late-2008 scramble for safety--have given back a large portion of their gains. Overall, riskier assets generally outperformed more conservative investments as 2009 neared its halfway point.

A PERFECT STORM OF RISK AND OUR RESPONSE TO IT.

In 2008 and early 2009 the bond market was ravaged by four types of risk: credit, structural, systemic, and liquidity. Corporate bonds were pummeled by credit and liquidity concerns. Mortgage and asset-backed securities investors had to worry about underlying credit, structure, and liquidity. All financial assets were affected by a perception of rising systemic risk. Generally speaking, U.S. Treasuries benefited from this confluence of risks. Agency debentures and MBS suffered wider spreads for most of 2008 until

----------
(5.) Portfolio allocation is subject to change and may have changed since the date specified.

                      Wells Fargo Advantage Income Funds 31


Performance Highlights (Unaudited)

                  WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

government intervention mitigated their risk of default. Non-agency MBS and ABS were the most heavily affected segments of the bond market. Corporate bonds were a mixed lot with some sectors such as financials experiencing substantial valuation declines while other sectors perceived to be relatively immune from the turmoil like utilities and consumer non-durables suffered less.

The Fund typically deploys most of its assets in corporate bonds, MBS, and ABS. Given the diminished liquidity in those markets during the last 12 months, our strategy has been to separate credit and structure risk from liquidity risk and concentrate on portfolio shifts driven primarily by underlying fundamentals. In some cases--where we have anticipated a continuing decline in creditworthiness --we have elected to sell a holding even when the bid-offer spread was uncomfortably wide. In other cases we have judged that the market price of a security was far below fundamental value and elected to hold it or add to a position. We believed then and continue to believe that greater liquidity would eventually return to the markets and that pricing distortions driven by faulty analysis of risk would abate. So far in 2009 we have been encouraged to see some thawing in credit markets as well as a diminution of perceived systemic risk. These trends have helped the Fund's performance and we see further progress toward a return to normalcy as highly beneficial for the portfolio as currently structured.

WE BELIEVE THAT RECESSIONARY CONDITIONS ARE LIKELY TO PREVAIL FOR A WHILE LONGER, EVEN THOUGH RECENT ECONOMIC DATA SUGGEST THAT THE DOWNWARD MOMENTUM IS GRADUALLY ABATING.

The labor market remains weak, but the pace of job loss has slowed, and initial claims for unemployment insurance benefits have stopped climbing. The stock market rally has lifted various confidence measures, while the unfreezing of the corporate bond market has allowed businesses to raise and refinance debt on reasonable terms. We tend to think that the worst of this recessionary period is behind us. Still, U.S. and global economies face substantial headwinds. A rising unemployment rate is likely to impair personal income at the same time that chastened consumers are shifting toward a greater propensity to save. Consumer debt levels remain high relative to income, which, combined with lender reluctance, will probably inhibit credit growth. In short, after a long period of spending in excess of income and borrowing the difference, U.S. consumers may spend several years repairing their personal balance sheets. In such an environment, a rapid rebound in domestic demand is difficult to envision.

Also clouding the outlook are the after-effects of the vast domestic monetary and fiscal initiatives launched in an attempt to ameliorate the recession. It is possible that the very accommodative monetary policy presently in force will lead to higher inflation if it is not neutralized soon. Even harder to unwind will be the gigantic government debt burden created by current and projected deficit spending. Apprehension over these looming challenges has already begun to seep into bond market valuations and could prove to be of paramount importance in coming quarters. Of course, such challenges also present opportunity. We look forward to navigating the uncertain waters that lie ahead of us.

                      32 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF MAY 31, 2009)

                                      Including Sales Charge                   Excluding Sales Charge            Expense Ratio
                               -------------------------------------   -------------------------------------   -----------------
ULTRA SHORT-TERM INCOME FUND   6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)   Net(8)
----------------------------   ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SADAX)                  (1.09)    (6.18)    1.10      2.12       0.92     (4.27)    1.50     2.33       0.96%     0.70%
Class C (WUSTX)                  (0.46)    (6.01)    0.87      1.83       0.54     (5.01)    0.87     1.83       1.71%     1.45%
Administrator Class (WUSDX)                                               1.00     (4.15)    1.64     2.67       0.87%     0.55%
Institutional Class (SADIX)                                               1.10     (3.93)    1.97     2.95       0.61%     0.35%
Investor Class (STADX)                                                    0.90     (4.32)    1.49     2.50       1.02%     0.75%
Barclays Capital Short-Term U.S. Government/Credit Bond Index(1)          1.24      2.79      NA       NA
Barclays Capital 9-12 Month U.S. Short Treasury Index(2)                  0.82      3.03     3.68     3.89
Barclays Capital 1-3 Year Government/Credit Bond Index(3)                 3.10      4.92     4.18     4.88

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) Class A shares incepted on August 31, 1999. Class C shares incepted on July
     18, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from August 31, 1999, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class C reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999, for the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on November 25, 1988.

(7.) Reflects the gross expense ratio as stated in the October 1, 2008, prospectus.

(8.) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                      Wells Fargo Advantage Income Funds 33


Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from December 1, 2008 to May 31, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                          Ending      Expenses
                                                          Beginning       Account    Paid During
                                                        Account Value      Value         the         Net Annual
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND          12-01-2008    05-31-2009    Period(1)    Expense Ratio
------------------------------------------------        -------------   ----------   -----------   -------------
CLASS A
   Actual                                                 $1,000.00      $1,041.10      $4.58          0.90%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.44      $4.53          0.90%
CLASS B
   Actual                                                 $1,000.00      $1,036.30      $8.38          1.65%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,016.70      $8.30          1.65%
CLASS C
   Actual                                                 $1,000.00      $1,036.30      $8.38          1.65%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,016.70      $8.30          1.65%
ADMINISTRATOR CLASS
   Actual                                                 $1,000.00      $1,041.10      $3.56          0.70%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,021.44      $3.53          0.70%
INSTITUTIONAL CLASS
   Actual                                                 $1,000.00      $1,043.30      $2.45          0.48%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,022.54      $2.42          0.48%
INVESTOR CLASS
   Actual                                                 $1,000.00      $1,041.00      $4.83          0.95%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.19      $4.78          0.95%

                      34 Wells Fargo Advantage Income Funds


                                                       Fund Expenses (Unaudited)

                                                                          Ending       Expenses
                                                          Beginning       Account    Paid During
                                                        Account Value      Value         the         Net Annual
WELLS FARGO ADVANTAGE HIGH INCOME FUND                    12-01-2008    05-31-2009    Period(1)    Expense Ratio
--------------------------------------                  -------------   ----------   -----------   -------------
CLASS A
   Actual                                                 $1,000.00      $1,214.70      $4.97          0.90%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.44      $4.53          0.90%
CLASS B
   Actual                                                 $1,000.00      $1,210.30      $9.09          1.65%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,016.70      $8.30          1.65%
CLASS C
   Actual                                                 $1,000.00      $1,210.20      $9.09          1.65%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,016.70      $8.30          1.65%
INSTITUTIONAL CLASS
   Actual                                                 $1,000.00      $1,215.50      $2.76          0.50%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,022.44      $2.52          0.50%
INVESTOR CLASS
   Actual                                                 $1,000.00      $1,213.80      $5.24          0.95%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.19      $4.78          0.95%
WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
CLASS A
   Actual                                                 $1,000.00      $1,046.00      $4.08          0.80%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.94      $4.03          0.80%
CLASS C
   Actual                                                 $1,000.00      $1,040.40      $7.88          1.55%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,017.20      $7.80          1.55%
INSTITUTIONAL CLASS
   Actual                                                 $1,000.00      $1,047.60      $2.45          0.48%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,022.54      $2.42          0.48%
INVESTOR CLASS
   Actual                                                 $1,000.00      $1,045.80      $4.34          0.85%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.69      $4.28          0.85%
WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
CLASS A
   Actual                                                 $1,000.00      $1,104.70      $4.25          0.81%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.89      $4.08          0.81%
CLASS C
   Actual                                                 $1,000.00      $1,100.30      $8.17          1.56%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,017.15      $7.85          1.56%
INVESTOR CLASS
   Actual                                                 $1,000.00      $1,104.50      $4.51          0.86%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,020.64      $4.33          0.86%

                      Wells Fargo Advantage Income Funds 35


Fund Expenses (Unaudited)

                                                                          Ending       Expenses
                                                          Beginning       Account    Paid During
                                                        Account Value      Value         the         Net Annual
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND        12-01-2008    05-31-2009    Period(1)    Expense Ratio
--------------------------------------------------      -------------   ----------   -----------   -------------
CLASS A
   Actual                                                 $1,000.00      $1,009.20      $3.51          0.70%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,021.44      $3.53          0.70%
CLASS C
   Actual                                                 $1,000.00      $1,005.40      $7.25          1.45%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,017.70      $7.29          1.45%
ADMINISTRATOR CLASS
   Actual                                                 $1,000.00      $1,010.00      $2.76          0.55%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,022.19      $2.77          0.55%
INSTITUTIONAL CLASS
   Actual                                                 $1,000.00      $1,011.00      $1.75          0.35%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,023.19      $1.77          0.35%
INVESTOR CLASS
   Actual                                                 $1,000.00      $1,009.00      $3.76          0.75%
   Hypothetical (5% Return before expenses)               $1,000.00      $1,021.19      $3.78          0.75%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the six-month period).

                      36 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
AGENCY SECURITIES: 51.82%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 11.23%
$ 56,005,000   FHLMC%%                                                                  6.00%        06/01/2038    $     58,577,758
          76   FHLMC #170053                                                           14.75         08/01/2011                  86
       2,343   FHLMC #170053                                                           15.00         08/01/2011               2,672
         186   FHLMC #170069                                                           14.00         11/01/2012                 210
      41,290   FHLMC #170215                                                            8.00         02/01/2017              44,472
      64,824   FHLMC #170235                                                           10.50         08/01/2019              74,465
      11,649   FHLMC #1B0123+/-                                                         5.28         09/01/2031              11,973
       7,980   FHLMC #1B0128+/-                                                         5.28         09/01/2031               8,195
     442,319   FHLMC #1B0129+/-                                                         5.43         09/01/2031             454,387
   7,703,649   FHLMC #1G1393+/-                                                         5.93         12/01/2036           8,054,773
   4,794,880   FHLMC #1J0817+/-                                                         5.76         01/01/2038           5,003,808
  13,981,807   FHLMC #1Q0183<<+/-                                                       5.97         10/01/2036          14,615,271
      67,975   FHLMC #552435                                                           10.50         08/01/2020              78,259
         131   FHLMC #555158                                                            8.50         05/01/2016                 131
     276,447   FHLMC #555503                                                            9.00         04/01/2021             300,736
         823   FHLMC #555515                                                            8.50         10/01/2013                 829
     538,446   FHLMC #611023+/-                                                         4.16         10/01/2026             543,513
     175,413   FHLMC #786210+/-                                                         6.38         01/01/2026             182,598
     670,337   FHLMC #786823+/-                                                         5.19         07/01/2029             688,346
     226,264   FHLMC #789483+/-                                                         5.23         06/01/2032             230,014
     176,484   FHLMC #865496+/-                                                         5.82         05/01/2026             180,092
     127,113   FHLMC #884009                                                           10.50         05/01/2020             147,249
      27,781   FHLMC #A01434                                                            9.00         06/01/2016              29,020
     204,147   FHLMC #A01562                                                            9.00         11/01/2018             220,492
          69   FHLMC #A01607                                                            8.50         06/01/2011                  70
      64,322   FHLMC #A01620                                                            9.00         04/01/2017              69,472
      42,017   FHLMC #A01860                                                            8.50         06/01/2017              45,653
   2,189,850   FHLMC #B13066                                                            4.00         03/01/2014           2,238,164
   1,236,140   FHLMC #B13579                                                            5.00         04/01/2019           1,285,918
     953,519   FHLMC #B13580                                                            5.00         04/01/2019             991,916
  11,972,306   FHLMC #B13654<<                                                          4.00         04/01/2014          12,237,117
   1,929,776   FHLMC #B15194                                                            5.00         06/01/2019           2,007,487
   2,377,902   FHLMC #B16884                                                            5.00         10/01/2019           2,473,658
   5,543,440   FHLMC #B17855                                                            5.00         02/01/2020           5,756,277
     691,232   FHLMC #C01345                                                            7.00         04/01/2032             745,412
     105,462   FHLMC #C31808                                                            7.50         10/01/2029             115,497
     725,332   FHLMC #C59553                                                            7.50         11/01/2031             793,196
   1,180,780   FHLMC #C65576                                                            7.50         04/01/2032           1,286,961
   1,184,127   FHLMC #E79794                                                            7.00         10/01/2014           1,257,904
   2,390,006   FHLMC #E96459                                                            5.00         05/01/2018           2,492,972
     289,378   FHLMC #G00319                                                            9.50         04/01/2025             325,483
      56,864   FHLMC #G00683                                                            8.50         12/01/2025              62,478
     226,646   FHLMC #G01236                                                           10.00         10/01/2021             254,746
   7,718,587   FHLMC #G08102                                                            6.50         12/01/2035           8,232,435
      11,293   FHLMC #G10783                                                            8.50         06/01/2012              11,980
      67,752   FHLMC #G11136                                                            6.50         05/01/2011              70,342
      94,932   FHLMC #G11200                                                            8.00         01/01/2012             100,056
   1,727,929   FHLMC #G11209                                                            7.50         12/01/2011           1,810,191
     537,712   FHLMC #G11345                                                            7.50         12/01/2011             563,658
   1,249,380   FHLMC #G11368                                                            7.50         12/01/2012           1,312,543
   9,345,359   FHLMC #G18005                                                            5.00         08/01/2019           9,721,691
   1,349,558   FHLMC #G80106                                                           10.00         08/17/2022           1,489,171
   2,061,229   FHLMC #G80116                                                           10.00         02/17/2025           2,224,989
   2,455,960   FHLMC #G80193                                                            9.50         09/17/2022           2,677,043
     253,313   FHLMC #G90023                                                            7.00         11/17/2013             266,190

                      Wells Fargo Advantage Income Funds 37


Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$ 10,640,384   FHLMC #H01193                                                            6.50%        08/01/2037    $     11,302,460
   3,682,858   FHLMC #H01792                                                            6.50         10/01/2037           3,912,016
  46,889,968   FHLMC #H09174<<                                                          5.50         03/01/2038          48,359,676
      47,920   FHLMC #N70012                                                           10.50         08/01/2020              55,090
                                                                                                                        215,999,261
                                                                                                                   ----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 40.32%
   6,150,000   FNMA%%                                                                   4.00         06/01/2039           6,057,750
  21,000,000   FNMA##                                                                   4.57         06/01/2017          14,628,054
 125,015,000   FNMA%%                                                                   5.00         06/01/2036         127,984,106
  70,375,000   FNMA%%                                                                   5.50         06/01/2021          73,431,949
  50,315,000   FNMA%%                                                                   5.50         06/01/2039          52,013,131
  26,795,000   FNMA%%                                                                   6.00         06/01/2036          28,051,016
     101,035   FNMA #100042                                                            11.00         10/15/2020             113,128
     260,188   FNMA #100285                                                             9.50         12/15/2020             289,603
         201   FNMA #1376                                                              15.50         10/01/2012                 230
     291,641   FNMA #190180                                                             9.00         07/01/2021             316,332
      84,347   FNMA #253266                                                             8.00         05/01/2030              93,327
     459,867   FNMA #253951                                                             7.50         09/01/2031             506,632
     484,790   FNMA #254218                                                             7.00         02/01/2032             529,707
     175,868   FNMA #254223                                                             7.50         02/01/2032             193,754
   1,104,828   FNMA #254480                                                             7.00         10/01/2032           1,206,072
   4,401,623   FNMA #254836                                                             4.00         07/01/2010           4,525,110
   2,273,705   FNMA #256314                                                             5.50         06/01/2016           2,368,649
  35,637,131   FNMA #257307<<                                                           6.00         08/01/2038          37,352,020
       6,542   FNMA #303548                                                             8.50         02/01/2012               6,893
     582,857   FNMA #313419                                                             8.50         12/01/2026             648,286
     177,599   FNMA #323013                                                             9.00         10/01/2021             200,365
     867,696   FNMA #323284                                                             8.50         05/01/2017             942,606
   5,954,612   FNMA #357464                                                             4.50         12/01/2018           6,157,377
      29,049   FNMA #364215                                                             7.50         07/01/2015              31,372
   2,438,545   FNMA #368034                                                             8.00         11/01/2026           2,761,068
   6,937,388   FNMA #387402                                                             5.03         05/01/2015           7,338,062
   1,962,898   FNMA #398800                                                             8.00         06/01/2012           2,068,256
      91,874   FNMA #398805                                                             8.50         11/01/2011              95,803
     108,856   FNMA #417768                                                             6.50         03/01/2028             117,192
      60,654   FNMA #426843                                                            11.00         02/01/2019              66,962
      58,511   FNMA #439935                                                             8.00         04/01/2017              63,078
     673,268   FNMA #457277+/-                                                          4.70         10/01/2027             675,598
     314,907   FNMA #458018                                                            12.00         07/15/2014             357,865
     677,542   FNMA #487758                                                             8.50         05/01/2026             749,452
     211,794   FNMA #487759                                                             9.50         07/01/2028             238,514
     156,591   FNMA #516051                                                             9.50         01/01/2021             175,959
     165,692   FNMA #535537                                                             9.00         07/01/2028             183,802
     321,467   FNMA #535573                                                             8.00         11/01/2013             327,526
     320,240   FNMA #535752                                                            10.00         12/01/2020             357,174
     977,636   FNMA #538435+/-                                                          4.80         07/01/2026             987,841
     152,741   FNMA #545117+/-                                                          4.42         12/01/2040             154,861
     840,015   FNMA #545187+/-                                                          4.30         09/01/2031             853,361
     158,893   FNMA #545208+/-                                                          5.02         09/01/2031             159,401
     609,217   FNMA #545460+/-                                                          5.04         11/01/2031             626,648
   2,077,396   FNMA #54844+/-                                                           3.98         09/01/2027           2,076,487
     848,496   FNMA #555161                                                             6.00         12/01/2013             897,779
   4,320,084   FNMA #555569                                                             6.00         05/01/2016           4,579,103
   9,648,031   FNMA #555710                                                             4.50         08/01/2018           9,976,563

                      38 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$      1,052   FNMA #62895                                                              8.75%        01/01/2010    $          1,072
     458,392   FNMA #635726+/-                                                          3.67         04/01/2032             459,142
     277,323   FNMA #646643+/-                                                          4.66         06/01/2032             280,081
   1,645,321   FNMA #66414+/-                                                           5.54         09/01/2028           1,693,324
     367,965   FNMA #675479+/-                                                          5.43         01/01/2033             376,512
     243,971   FNMA #675491+/-                                                          5.43         04/01/2033             251,368
      50,454   FNMA #695514                                                             8.50         10/01/2026              55,506
     437,338   FNMA #695519                                                             8.50         11/01/2026             482,309
     256,870   FNMA #70765                                                              9.00         03/01/2021             284,946
   1,318,841   FNMA #724438                                                             8.50         06/01/2027           1,456,944
     187,262   FNMA #724658+/-                                                          6.61         07/01/2033             190,180
  25,120,316   FNMA #725249                                                             5.00         03/01/2034          25,819,237
   4,671,454   FNMA #725638                                                             5.00         12/01/2018           4,870,595
  39,111,761   FNMA #735062<<                                                           5.50         08/01/2033          40,611,045
   5,670,152   FNMA #735613                                                             6.00         02/01/2035           5,999,138
  14,366,102   FNMA #739503<<                                                           5.50         09/01/2033          14,916,802
  13,021,854   FNMA #740227                                                             5.50         09/01/2033          13,521,025
  10,954,089   FNMA #745678+/-                                                          5.56         05/01/2036          11,375,315
   8,355,987   FNMA #745743                                                             4.00         05/01/2021           8,436,845
   8,593,563   FNMA #745816+/-                                                          5.06         12/01/2035           8,859,231
   5,252,393   FNMA #787275+/-                                                          4.85         06/01/2034           5,346,260
   3,326,711   FNMA #813158+/-                                                          4.48         12/01/2034           3,383,979
  11,799,867   FNMA #835168<<                                                           5.50         08/01/2035          12,233,758
   4,255,542   FNMA #873354                                                             5.61         02/01/2021           4,556,381
  11,700,000   FNMA #874284                                                             5.12         01/01/2017          12,332,745
  18,871,907   FNMA #878059                                                             5.50         03/01/2036          19,539,304
   9,486,165   FNMA #886087                                                             6.50         07/01/2036          10,120,256
  10,931,895   FNMA #886686+/-                                                          6.16         08/01/2036          11,470,273
   3,052,323   FNMA #886761                                                             7.00         09/01/2036           3,310,559
  28,290,605   FNMA #888022<<                                                           5.00         02/01/2036          29,033,528
  20,645,164   FNMA #888538<<                                                           5.50         01/01/2037          21,404,304
  19,384,649   FNMA #888707                                                             7.50         10/01/2037          21,001,369
  29,482,503   FNMA #889398<<                                                           6.00         11/01/2037          30,902,883
   6,961,057   FNMA #892283+/-                                                          5.85         09/01/2036           7,265,514
   5,927,594   FNMA #895998                                                             6.50         07/01/2036           6,323,816
   4,333,392   FNMA #902200                                                             6.50         11/01/2036           4,623,052
   8,353,794   FNMA #918447                                                             5.50         05/01/2022           8,727,580
   5,169,777   FNMA #924858                                                             6.50         09/01/2037           5,498,510
   4,585,245   FNMA #953137                                                             6.00         09/01/2037           4,806,148
   9,355,310   FNMA #954965                                                             6.50         09/01/2037           9,950,191
   9,692,918   FNMA #988565                                                             6.00         08/01/2038          10,159,349
                                                                                                                        775,466,200
                                                                                                                   ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.26%
       4,850   GNMA #126600                                                            13.00         11/15/2014               5,655
       4,508   GNMA #201                                                               14.00         09/20/2014               5,340
       1,719   GNMA #45629                                                             13.00         02/15/2011               1,886
       7,134   GNMA #52538                                                             15.00         07/15/2012               8,259
         224   GNMA #780051                                                             9.00         12/15/2009                 226
     342,950   GNMA #780104                                                             9.50         10/20/2019             374,797
     186,672   GNMA #780110                                                            12.50         04/15/2019             198,763
   1,557,541   GNMA #780288<<                                                           8.00         12/15/2023           1,723,219
      36,856   GNMA #780763                                                             7.50         12/15/2010              37,077
   1,098,781   GNMA #780867                                                             8.35         04/15/2020           1,196,082
     652,776   GNMA #780980                                                             8.40         05/15/2020             721,705

                      Wells Fargo Advantage Income Funds 39


Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    494,105   GNMA #8678+/-                                                            4.63%        08/20/2020    $        509,556
     290,470   GNMA #8714+/-                                                            4.13         11/20/2020             298,519
       2,429   GNMA #95643                                                             15.00         09/15/2012               2,817
                                                                                                                          5,083,901
                                                                                                                   ----------------
SMALL BUSINESS ADMINISTRATION: 0.01%
   1,602,530   SBA #440019 SERIES 1993-1A(c)(i)                                         2.23         02/28/2018              66,355
   2,318,693   SBA SERIES 1992-6 CLASS A(c)(i)                                          1.45         10/15/2017              96,008
                                                                                                                            162,363
                                                                                                                   ----------------
TOTAL AGENCY SECURITIES (COST $979,389,591)                                                                             996,711,725
                                                                                                                   ----------------
ASSET BACKED SECURITIES: 1.53%
  10,445,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-          1.04         11/15/2011          10,301,142
  19,165,000   CHASE ISSUANCE TRUST SERIES 2009-A3 CLASS A3                             2.40         06/17/2013          19,036,230
                                                                                                                   ----------------
TOTAL ASSET BACKED SECURITIES (COST $29,597,884)                                                                         29,337,372
                                                                                                                   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.21%
   5,913,701   BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-10 CLASS 6A1          5.50         11/25/2020           5,105,187
  11,820,000   COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2004-LB4A
               CLASS A4                                                                 4.58         10/15/2037          10,316,586
   1,086,743   FHA INSURED PROJECT LOAN #956                                            2.93         11/01/2012           1,071,443
      61,418   FHLMC SERIES 16 CLASS D                                                 10.00         10/15/2019              66,722
  18,050,529   FHLMC SERIES 3139 CLASS YD                                               4.38         04/15/2015          18,562,853
  15,766,492   FHLMC SERIES 3185 CLASS PA                                               4.50         08/15/2026          16,225,498
  10,475,348   FHLMC SERIES 3221 CLASS VA                                               5.00         09/15/2017          11,126,738
     456,043   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-15 CLASS A6+/-         0.84         11/25/2028             442,115
   1,839,954   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-23 CLASS A+/-          0.59         05/25/2030           1,673,327
     805,330   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-35 CLASS A+/-          0.59         09/25/2031             733,606
   2,123,401   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6            9.50         02/25/2042           2,346,358
   1,104,392   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 2A1+/-        5.20         03/25/2043           1,046,739
   5,677,935   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-        5.42         07/25/2043           5,483,816
   2,188,116   FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                               9.50         06/25/2030           2,420,603
   4,467,006   FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                              9.50         12/25/2041           4,941,626
   1,085,087   FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                              9.50         08/25/2041           1,200,377
   2,973,970   FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                            5.76         07/25/2041           3,093,099
  15,275,044   FNMA GRANTOR TRUST SERIES 2002-T11 CLASS B                               5.34         04/25/2012          16,281,339
   2,672,734   FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A5+/-                           5.39         10/25/2041           2,729,571
  11,861,989   FNMA GRANTOR TRUST SERIES 2002-T19 CLASS A1                              6.50         07/25/2042          12,666,380
   8,000,000   FNMA GRANTOR TRUST SERIES 2002-T3 CLASS B                                5.76         12/25/2011           8,587,105
     637,337   FNMA GRANTOR TRUST SERIES 2002-T5 CLASS A1+/-                            0.55         05/25/2032             537,745
  15,000,000   FNMA GRANTOR TRUST SERIES 2003-T1 CLASS B                                4.49         11/25/2012          15,631,013
     730,428   FNMA GRANTOR TRUST SERIES 2003-T2 CLASS A1+/-                            0.59         03/25/2033             601,094
     183,400   FNMA INTEREST STRIP SERIES 161 CLASS 2(c)                                8.50         07/25/2022              33,907
     502,966   FNMA INTEREST STRIP SERIES 265 CLASS 2                                   9.00         03/01/2024             598,243
     219,126   FNMA SERIES 1988-2 CLASS Z                                              10.10         02/25/2018             245,574
     102,765   FNMA SERIES 1988-7 CLASS Z                                               9.25         04/25/2018             113,934
     535,700   FNMA SERIES 1989-10 CLASS Z                                              9.50         03/25/2019             609,424
     410,139   FNMA SERIES 1989-100 CLASS Z                                             8.75         12/25/2019             455,452
   1,085,424   FNMA SERIES 1989-12 CLASS Y                                             10.00         03/25/2019           1,258,403
     608,675   FNMA SERIES 1989-22 CLASS G                                             10.00         05/25/2019             701,610
     127,758   FNMA SERIES 1989-63 CLASS Z                                              9.40         10/25/2019             141,886
     183,677   FNMA SERIES 1989-98 CLASS E                                              9.20         12/25/2019             203,999
     338,945   FNMA SERIES 1990-144 CLASS W                                             9.50         12/25/2020             385,812

                      40 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    296,382   FNMA SERIES 1990-75 CLASS Z                                              9.50%        07/25/2020    $        339,439
     130,310   FNMA SERIES 1990-84 CLASS Y                                              9.00         07/25/2020             145,460
     592,769   FNMA SERIES 1990-96 CLASS Z                                              9.67         08/25/2020             681,652
     199,363   FNMA SERIES 1991-5 CLASS Z                                               8.75         01/25/2021             223,716
     680,494   FNMA SERIES 1991-85 CLASS Z                                              8.00         06/25/2021             745,689
     500,029   FNMA SERIES 1992-45 CLASS Z                                              8.00         04/25/2022             550,507
     466,804   FNMA SERIES G-8 CLASS E                                                  9.00         04/25/2021             526,276
   1,026,191   FNMA SERIES G92-30 CLASS Z                                               7.00         06/25/2022           1,112,770
     186,424   FNMA WHOLE LOAN SERIES 1999-W6 CLASS A+/-                                9.37         09/25/2028             196,875
     121,762   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                              5.78         06/25/2033             121,900
   6,027,189   FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                              5.30         08/25/2042           6,351,504
   1,191,334   FNMA WHOLE LOAN SERIES 2003-W5 CLASS A+/-                                0.53         04/25/2033           1,040,304
   5,291,116   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                               5.42         08/25/2042           5,527,704
   5,205,348   FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                             10.26         10/25/2042           5,759,291
   2,601,671   FNMA WHOLE LOAN SERIES 2003-W8 CLASS PT1+/-                             10.38         12/25/2042           2,842,945
     422,383   FNMA WHOLE LOAN SERIES 2003-W9 CLASS A+/-                                0.55         06/25/2033             401,638
   5,358,264   FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                                7.00         08/25/2044           5,791,948
   9,974,000   FOUR TIMES SQUARE TRUST SERIES 2000-4TS CLASS A2++                       7.80         04/15/2015          10,484,636
   6,666,564   FREDDIE MAC REFERENCE REMIC SERIES R007 CLASS AC                         5.88         05/15/2016           6,791,053
 148,634,924   GNMA SERIES 2002-53 CLASS IO+/-(c)                                       0.99         04/16/2042           3,554,173
  12,404,000   GNMA SERIES 2004-103 CLASS C+/-                                          4.70         12/16/2027          12,897,125
 204,783,653   GNMA SERIES 2005-23 CLASS IO+/-(c)                                       0.91         06/17/2045           7,717,804
   2,443,475   GNMA SERIES 2005-34 CLASS A                                              3.96         09/16/2021           2,456,272
   8,730,465   GNMA SERIES 2005-59 CLASS A                                              4.39         05/16/2023           8,888,150
  13,191,898   GNMA SERIES 2006-3 CLASS A                                               4.21         01/16/2028          13,482,900
  12,510,000   GNMA SERIES 2006-32 CLASS C+/-                                           5.52         11/16/2038          12,749,790
 143,304,116   GNMA SERIES 2006-32 CLASS XM+/-(c)                                       0.71         11/16/2045           5,222,991
  12,520,000   GNMA SERIES 2006-68 CLASS D+/-                                           5.31         12/16/2037          12,736,264
 287,635,179   GNMA SERIES 2008-22 CLASS XM+/-(c)                                       1.08         02/16/2049          14,368,010
  39,500,000   GNMA SERIES 2008-80 CLASS B                                              4.28         01/16/2033          40,503,415
   5,136,113   JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                     5.11         06/25/2035           4,748,422
   3,016,170   JPMORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1
               CLASS 1A1+/-++                                                           4.94         09/28/2044           1,307,540
   4,560,000   MORGAN STANLEY CAPITAL I SERIES 2004-T15 CLASS A4+/-                     5.27         06/13/2041           4,114,257
   4,667,784   NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1+/-++         6.50         10/25/2034           3,906,959
 125,500,000   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2001-C2
               CLASS X2+/-(c)                                                           0.00         11/13/2011               1,255
  23,365,000   TIAA REAL ESTATE CDO LIMITED SERIES 2007-C4 CLASS A3+/-                  6.09         08/15/2039          21,568,629
     790,902   VENDEE MORTGAGE TRUST SERIES 1995-1 CLASS 4+/-                           8.87         02/15/2025             848,978
   1,022,925   VENDEE MORTGAGE TRUST SERIES 1995-2C CLASS 3A                            8.79         06/15/2025           1,084,300
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $367,606,909)                                                           369,431,725
                                                                                                                   ----------------
CORPORATE BONDS & NOTES: 1.67%
APPAREL & ACCESSORY STORES: 0.00%
         172   SEARS ROEBUCK ACCEPTANCE                                                 6.70         04/15/2012                 155
                                                                                                                   ----------------
DEPOSITORY INSTITUTIONS: 0.46%
  15,000,000   FINANCING CORPORATION FICO SERIES D-P##                                  5.11         09/26/2019           8,909,565
                                                                                                                   ----------------
ELECTRIC, GAS & SANITARY SERVICES: 0.18%
   3,670,000   Tennessee Valley Authority                                               5.38         12/30/2049           3,511,750
                                                                                                                   ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.03%
  18,550,000   PRIVATE EXPORT FUNDING CORPORATION                                       4.55         05/15/2015          19,774,244
                                                                                                                   ----------------
TOTAL CORPORATE BONDS & NOTES (COST $31,414,899)                                                                         32,195,714
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 41


Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
FOREIGN GOVERNMENT BONDS@: 1.52%
$ 28,000,000   EUROPEAN INVESTMENT BANK SERIES EMTN                                     4.25%        07/15/2013    $     29,258,964
                                                                                                                   ----------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $28,559,874)                                                                        29,258,964
                                                                                                                   ----------------
MUNICIPAL BONDS & NOTES: 2.48%
ARKANSAS: 0.05%
   1,029,498   ARKANSAS DEVELOPMENT FINANCE AUTHORITY (HOUSING REVENUE LOC)             9.75         11/15/2014           1,062,133
                                                                                                                   ----------------
TENNESSEE: 1.20%
  15,000,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES PREREFUNDED
               (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)ss                         7.75         07/01/2012          17,346,450
   5,000,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES PREREFUNDED
               (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)ss                         7.50         07/01/2012           5,677,050
                                                                                                                         23,023,500
                                                                                                                   ----------------
TEXAS: 1.23%
   5,405,000   RETAMA TEXAS DEVELOPMENT CORPORATION (OTHER REVENUE LOC)                10.00         12/15/2020           8,245,605
  15,000,000   SAN ANTONIO TX ELECTRIC & GAS SYSTEM (ELECTRIC REVENUE)                  3.63         12/01/2027          15,403,050
                                                                                                                         23,648,655
                                                                                                                   ----------------
TOTAL MUNICIPAL BONDS & NOTES (COST $45,464,990)                                                                         47,734,288
                                                                                                                   ----------------
US TREASURY SECURITIES: 27.33%
US TREASURY BONDS: 9.62%
  14,500,000   US TREASURY BOND<<                                                       3.50         02/15/2039          12,494,940
  17,315,000   US TREASURY BOND<<                                                       5.38         02/15/2031          19,763,445
  32,535,000   US TREASURY BOND<<                                                       6.00         02/15/2026          39,128,413
  11,250,000   US TREASURY BOND<<                                                       7.13         02/15/2023          14,653,125
  40,250,000   US TREASURY BOND<<                                                       7.50         11/15/2016          51,683,496
  34,340,000   US TREASURY BOND<<                                                       8.75         05/15/2017          47,354,311
                                                                                                                        185,077,730
                                                                                                                   ----------------
US TREASURY NOTES: 17.71%
  68,200,000   US TREASURY NOTE<<                                                       0.88         02/28/2011          68,277,066
  81,000,000   US TREASURY NOTE<<                                                       0.88         04/30/2011          80,987,040
  79,250,000   US TREASURY NOTE<<                                                       1.38         04/15/2012          79,336,700
   9,500,000   US TREASURY NOTE<<                                                       1.75         03/31/2014           9,265,464
  39,000,000   US TREASURY NOTE<<                                                       1.88         04/30/2014          38,183,340
  36,600,000   US TREASURY NOTE<<                                                       3.75         11/15/2018          37,406,298
  25,000,000   US TREASURY NOTE<<                                                       4.25         08/15/2015          27,169,925
                                                                                                                        340,625,833
                                                                                                                   ----------------
TOTAL US TREASURY SECURITIES (COST $523,504,984)                                                                        525,703,563
                                                                                                                   ----------------

   SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 40.23%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 7.45%
  35,825,579  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                           35,825,579
  35,825,579  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                               35,825,579
  35,825,579  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                 35,825,579
  35,825,579  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                      35,825,579
                                                                                                                        143,302,316
                                                                                                                   ----------------

                      42 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS: 32.78%++
$  2,582,024   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                            0.47%        06/02/2009    $      2,581,923
   1,291,012   AMSTERDAM FUNDING CORPORATION++(p)                                       0.35         06/01/2009           1,290,987
  10,328,095   ANTALIS US FUNDING CORPORATION++(p)                                      0.35         06/10/2009          10,326,990
  33,674,753   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $33,674,931)                                             0.19         06/01/2009          33,674,753
   3,227,530   BANK OF IRELAND                                                          0.40         06/02/2009           3,227,530
   3,227,530   BARTON CAPITAL CORPORATION++(p)                                          0.25         06/12/2009           3,227,238
   9,682,589   BARTON CAPITAL CORPORATION++(p)                                          0.30         06/03/2009           9,682,266
   3,227,530   BNP PARIBAS (NEW YORK)                                                   0.28         06/08/2009           3,227,513
   9,682,589   BNP PARIBAS (NEW YORK)                                                   1.75         06/16/2009           9,689,438
   6,132,306   BRYANT BANK FUNDING LLC++(p)                                             0.26         06/26/2009           6,131,111
   8,068,824   BRYANT BANK FUNDING LLC++(p)                                             0.27         06/22/2009           8,067,432
     355,028   CALCASIEU PARISH LA+/-ss                                                 0.75         12/01/2027             355,028
   1,032,809   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss              0.75         06/01/2028           1,032,809
  12,910,119   CALYON (NEW YORK)                                                        0.25         06/22/2009          12,910,119
  12,910,119   CANCARA ASSET SECURITIZATION LIMITED++(p)                                0.40         06/15/2009          12,907,823
   7,746,071   CBA (DELAWARE) FINANCE INCORPORATED                                      0.26         06/29/2009           7,744,393
   3,449,186   CHEYNE FINANCE LLC+/-++####(a)(i)                                        0.00         02/25/2008              56,912
     856,102   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                1.10         10/01/2038             856,102
   1,613,765   COOK COUNTY IL+/-ss                                                      0.90         11/01/2030           1,613,765
   7,746,071   DANSKE BANK A/S COPENHAGEN                                               0.38         06/01/2009           7,746,071
   5,486,800   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                             2.00         12/15/2037           5,486,800
   3,840,760   DEUTSCHE BANK (NEW YORK)                                                 0.62         06/25/2009           3,841,647
  33,674,753   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $33,674,921)                                             0.18         06/01/2009          33,674,753
  11,619,107   DEXIA CREDIT LOCAL DE FRANCE SA                                          0.35         06/01/2009          11,619,107
   7,479,800   DNB NOR BANK ASA                                                         0.78         06/29/2009           7,482,789
   7,746,071   E.ON AG++                                                                0.35         06/11/2009           7,745,167
   4,518,542   E.ON AG++                                                                0.41         06/02/2009           4,518,387
   4,841,294   EBBETS FUNDING LLC++(p)                                                  0.50         06/02/2009           4,841,093
   2,259,271   EBBETS FUNDING LLC++(p)                                                  0.50         06/03/2009           2,259,145
   1,291,012   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/02/2009           1,290,958
   2,904,777   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/03/2009           2,904,615
  12,910,119   FAIRWAY FINANCE CORPORATION++(p)                                         0.25         06/22/2009          12,908,057
  12,264,613   FORTIS FUNDING LLC++                                                     0.23         06/01/2009          12,264,456
   3,873,036   GDF SUEZ++                                                               0.28         06/18/2009           3,872,463
   9,682,589   GDF SUEZ++                                                               0.30         06/19/2009           9,680,975
   4,841,294   GEMINI SECURITIZATION INCORPORATED++(p)                                  0.28         06/17/2009           4,840,617
   3,660,987   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $3,661,004)                                              0.17         06/01/2009           3,660,987
     968,259   GRAMPIAN FUNDING++(p)                                                    0.39         06/04/2009             968,206
   7,040,938   GRYPHON FUNDING LIMITED(a)(i)                                            0.00         08/23/2009           2,219,304
     532,542   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                    2.10         11/01/2042             532,542
   2,614,299   HOUSTON TX UTILITY SYSTEM+/-ss                                           0.55         05/15/2034           2,614,299
     923,073   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                  0.35         07/01/2029             923,073
     645,506   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                       0.75         01/01/2018             645,506
   6,455,059   INTESA FUNDING LLC                                                       0.25         06/01/2009           6,454,970
   3,550,283   IRISH LIFE & PERMANENT PLC++                                             0.55         06/02/2009           3,550,120
   2,259,271   IRISH LIFE & PERMANENT PLC++                                             0.60         06/03/2009           2,259,120
   3,227,530   IRISH LIFE & PERMANENT PLC++                                             0.60         06/05/2009           3,227,207
   7,100,565   JPMORGAN CHASE FUNDING INCORPORATED++                                    0.25         06/02/2009           7,100,417
     968,259   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                   0.65         04/15/2025             968,259
   7,423,318   KBC BANK NV BRUSSELS                                                     0.35         06/01/2009           7,423,318
   7,100,565   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                           0.28         06/01/2009           7,100,455

                      Wells Fargo Advantage Income Funds 43


Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  9,238,481   KITTY HAWK FUNDING CORPORATION++(p)                                      0.26%        06/25/2009    $      9,236,746
     934,693   KITTY HAWK FUNDING CORPORATION++(p)                                      0.27         06/04/2009             934,658
  12,587,366   LIBERTY STREET FUNDING CORPORATION++(p)                                  0.26         06/22/2009          12,585,275
   4,647,643   LMA AMERICAS LLC++(p)                                                    0.29         06/23/2009           4,646,744
   8,068,824   MASSACHUSETTS HEFA+/-ss                                                  0.30         10/01/2034           8,068,824
   6,132,306   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/16/2009           6,131,438
   6,455,059   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/26/2009           6,453,607
   1,291,012   MISSISSIPPI STATE GO+/-ss                                                2.00         11/01/2028           1,291,012
  10,328,095   MONT BLANC CAPITAL CORPORATION++(p)                                      0.30         06/19/2009          10,326,374
     968,259   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                0.26         02/01/2036             968,259
  12,910,119   NATIONWIDE BUILDING SOCIETY++                                            0.28         06/18/2009          12,908,211
   5,486,800   NATIXIS                                                                  0.28         06/04/2009           5,486,800
     645,506   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                 3.50         01/01/2018             645,506
   4,324,890   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                             0.30         06/17/2009           4,324,241
   3,227,530   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.30         06/22/2009           3,226,911
   1,217,101   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.40         06/17/2009           1,216,858
   1,613,765   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                 0.44         01/01/2034           1,613,765
   9,682,589   OLD LINE FUNDING CORPORATION++(p)                                        0.30         06/04/2009           9,682,185
  12,910,119   PRUDENTIAL PLC++                                                         0.37         06/17/2009          12,907,730
  14,201,130   RABOBANK NEDERLAND NV (NEW YORK)                                         0.19         06/01/2009          14,201,130
  10,328,095   RANGER FUNDING CORPORATION++(p)                                          0.30         06/16/2009          10,326,632
   1,775,141   REGENCY MARKETS #1 LLC(p)++                                              0.30         06/10/2009           1,774,979
   5,648,177   REGENCY MARKETS #1 LLC(p)++                                              0.37         06/10/2009           5,647,538
   4,526,933   REGENCY MARKETS #1 LLC(p)++                                              0.38         06/15/2009           4,526,169
   3,388,906   ROYAL BANK OF SCOTLAND (NEW YORK)                                        1.25         06/03/2009           3,389,282
   6,455,059   ROYAL BANK OF SCOTLAND PLC                                               0.25         06/01/2009           6,455,059
   5,002,671   ROYAL BANK OF SCOTLAND PLC                                               0.35         06/01/2009           5,002,574
   7,746,071   SALISBURY RECEIVABLES COMPANY++(p)                                       0.25         06/22/2009           7,744,834
   3,066,153   SANPAOLO IMI US FINANCIAL COMPANY                                        0.29         06/01/2009           3,066,104
   5,809,553   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/04/2009           5,809,190
   6,132,306   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/05/2009           6,131,846
   4,687,987   SHEFFIELD RECEIVABLES CORPORATION++(p)                                   0.30         06/02/2009           4,687,870
   4,841,294   SHEFFIELD RECEIVABLES CORPORATION++(p)                                   0.30         06/05/2009           4,841,052
  13,555,624   SOCIETE GENERALE BANNON LLC                                              0.32         06/25/2009          13,555,624
   9,682,589   STARBIRD FUNDING CORPORATION++(p)                                        0.30         06/15/2009           9,681,298
   9,682,589   STRAIGHT A FUNDING LLC++(p)                                              0.28         06/24/2009           9,680,706
   3,088,423   SVENSKA HANDELSBANKEN (NEW YORK)                                         1.00         06/12/2009           3,089,259
   4,841,294   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.25         06/03/2009           4,841,160
   8,068,824   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.30         06/18/2009           8,067,547
  12,915,605   THUNDER BAY FUNDING INCORPORATED++(p)                                    0.30         06/01/2009          12,915,390
  12,910,119   TULIP FUNDING CORPORATION++(p)                                           0.26         06/26/2009          12,907,601
   2,130,170   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                        0.35         07/01/2032           2,130,170
   6,132,306   UBS AG (STAMFORD CT)                                                     1.34         06/02/2009           6,132,837
   8,068,824   UBS FINANCE (DELAWARE) LLC                                               0.20         06/01/2009           8,068,734
  13,555,624   UNICREDITO ITALIANO (NEW YORK)                                           0.45         06/30/2009          13,555,676
     968,259   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                        0.58         12/15/2040             968,259
   2,904,777   VERSAILLES CP LLC++(p)                                                   0.50         06/03/2009           2,904,615
   1,291,012   VERSAILLES CP LLC++(p)                                                   0.55         06/02/2009           1,290,953
   6,043,509   VICTORIA FINANCE LLC+/-####(a)(i)                                        0.32         08/07/2008           2,538,274
   6,017,928   VICTORIA FINANCE LLC+/-####(a)(i)                                        0.34         05/02/2008           2,527,530
   9,542,604   VICTORIA FINANCE LLC+/-####(a)(i)                                        0.66         04/03/2008           4,007,894
                                                                                                                        630,351,945
                                                                                                                   ----------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $787,292,402)                                                             773,654,261
                                                                                                                   ----------------

                      44 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

GOVERNMENT SECURITIES FUND

   SHARES      SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
SHORT-TERM INVESTMENTS: 14.18%
MUTUAL FUNDS: 14.02%
 269,643,303  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+                                                           $    269,643,303
                                                                                                                   ----------------

  PRINCIPAL
------------
US TREASURY BILLS: 0.16%
$  3,000,000   US TREASURY BILL###                                                      0.20%        06/25/2009           2,999,836
TOTAL SHORT-TERM INVESTMENTS (COST $272,642,904)                                                                        272,643,139
                                                                                                                   ----------------
TOTAL INVESTMENTS IN SECURITIES
(COST $3,065,474,437)*                                                    159.97%                                  $  3,076,670,751
OTHER ASSETS AND LIABILITIES, NET                                         (59.97)                                    (1,153,413,485)
                                                                         -------                                   ----------------
TOTAL NET ASSETS                                                          100.00%                                  $  1,923,257,266
                                                                         -------                                   ----------------

----------
%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

<<   All or a portion of this security is on loan.

+/-  Variable rate investments.

##   Zero coupon bond. Interest rate presented is yield to maturity.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers"under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

@    Foreign bond principal is denominated in local currency.

(p)  Asset-backed Commercial Paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $269,643,303.

#    Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $3,069,572,905 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 52,417,955
Gross unrealized depreciation                 (45,320,109)
                                             ------------
Net unrealized appreciation (depreciation)   $  7,097,846

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 45


Portfolio of Investments--May 31, 2009

HIGH INCOME FUND


  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
CORPORATE BONDS & NOTES: 82.29%
AMUSEMENT & RECREATION SERVICES: 0.51%
$  2,320,000   SHINGLE SPRINGS TRIBAL GAMING AUTHORITY++                                9.38%        06/15/2015    $      1,345,600
     475,000   SPEEDWAY MOTORSPORTS INCORPORATED++                                      8.75         06/01/2016             473,813
   1,222,000   TOWN SPORTS INTERNATIONAL INCORPORATED E                                33.65         02/01/2014             598,780
                                                                                                                          2,418,193
                                                                                                                   ----------------
APPAREL & ACCESSORY STORES: 0.99%
   2,000,000   JCPENNEY CORPORATION INCORPORATED                                        5.75         02/15/2018           1,782,536
   2,915,000   WARNACO INCORPORATED                                                     8.88         06/15/2013           2,944,150
                                                                                                                          4,726,686
                                                                                                                   ----------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.26%
   1,785,000   TRW AUTOMOTIVE INCORPORATED++<<                                          7.25         03/15/2017           1,249,500
                                                                                                                   ----------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.69%
   3,500,000   SUBURBAN PROPANE PARTNERS                                                6.88         12/15/2013           3,290,000
                                                                                                                   ----------------
BUSINESS SERVICES: 3.42%
     350,000   AFFINITY GROUP INCORPORATED                                              9.00         02/15/2012             196,875
      52,719   AFFINITY GROUP INCORPORATED                                             10.88         02/15/2012              23,460
   2,456,220   COSO GEOTHERMAL POWER HOLDINGS++                                         7.00         07/15/2026           1,886,131
   3,295,000   DELUXE CORPORATION                                                       7.38         06/01/2015           2,603,050
     555,000   FIRST DATA CORPORATION                                                   9.88         09/24/2015             377,400
   4,210,000   LAMAR MEDIA CORPORATION SERIES C<<                                       6.63         08/15/2015           3,410,100
   1,490,000   RAINBOW NATIONAL SERVICES LLC++                                         10.38         09/01/2014           1,536,563
   3,200,000   SEAGATE TECHNOLOGY HDD HOLDINGS<<                                        6.80         10/01/2016           2,408,000
   4,000,000   SUNGARD DATA SYSTEMS INCORPORATED++<<                                   10.63         05/15/2015           3,870,000
                                                                                                                         16,311,579
                                                                                                                   ----------------
CASINO & GAMING: 2.74%
     200,000   MTR GAMING GROUP INCORPORATED SERIES B                                   9.00         06/01/2012             124,000
   2,050,000   PENN NATIONAL GAMING INCORPORATED                                        6.75         03/01/2015           1,896,250
     605,000   PENN NATIONAL GAMING INCORPORATED<<                                      6.88         12/01/2011             586,850
   3,322,000   POKAGON GAMING AUTHORITY++                                              10.38         06/15/2014           3,205,730
   3,850,000   TUNICA-BILOXI GAMING AU++                                                9.00         11/15/2015           3,339,875
   2,110,000   TURNING STONE CASINO RESORT ENTERPRISE++                                 9.13         12/15/2010           1,941,200
   1,350,000   TURNING STONE CASINO RESORT ENTERPRISE++                                 9.13         09/15/2014           1,107,000
   1,374,000   WATERFORD GAMING LLC (i)                                                 8.63         09/15/2014             893,100
                                                                                                                         13,094,005
                                                                                                                   ----------------
CHEMICALS & ALLIED PRODUCTS: 1.61%
   1,500,000   CROWN AMERICAS LLC++<<                                                   7.63         05/15/2017           1,470,000
     250,000   MOSAIC COMPANY++                                                         7.38         12/01/2014             253,783
   1,960,000   MOSAIC COMPANY++<<                                                       7.63         12/01/2016           1,950,200
   3,000,000   NALCO COMPANY<<                                                          7.75         11/15/2011           3,030,000
   1,000,000   NALCO COMPANY++                                                          8.25         05/15/2017           1,005,000
                                                                                                                          7,708,983
                                                                                                                   ----------------
COAL MINING: 2.25%
   3,750,000   ARCH WESTERN FINANCE LLC                                                 6.75         07/01/2013           3,412,500
   3,145,000   FOUNDATION PA COAL COMPANY                                               7.25         08/01/2014           3,082,100
   4,770,000   MASSEY ENERGY COMPANY                                                    6.88         12/15/2013           4,221,450
                                                                                                                         10,716,050
                                                                                                                   ----------------

                      46 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COMMUNICATIONS: 17.33%
$  2,805,000   AMERICAN TOWER CORPORATION                                               7.00%        10/15/2017    $      2,706,825
   1,500,000   AMERICAN TOWER CORPORATION++                                             7.25         05/15/2019           1,462,500
   2,300,000   CCH II LLC/CCH II CAPITAL CORPORATION<<####                             10.25         09/15/2010           2,277,000
   3,000,000   CHARTER COMMUNICATION OPT LLC CAPITAL<<####                              8.38         04/30/2014           2,850,000
   2,250,000   CINCINNATI BELL INCORPORATED<<                                           8.38         01/15/2014           2,129,063
   1,840,000   CITIZENS COMMUNICATIONS COMPANY                                          6.25         01/15/2013           1,722,700
     650,000   CRICKET COMMUNICATIONS INCORPORATED<<                                    9.38         11/01/2014             646,750
   2,000,000   CRICKET COMMUNICATIONS INCORPORATED SERIES I++                           7.75         05/15/2016           1,932,500
     470,000   CSC HOLDINGS INCORPORATED++<<                                            8.50         04/15/2014             467,650
   4,345,000   CSC HOLDINGS INCORPORATED++                                              8.50         06/15/2015           4,279,825
     940,000   CSC HOLDINGS INCORPORATED++                                              8.63         02/15/2019             922,375
   1,900,000   DIGITALGLOBE INCORPORATED++                                             10.50         05/01/2014           1,952,250
   5,475,000   DIRECTV HOLDINGS LLC                                                     7.63         05/15/2016           5,297,063
     800,000   DIRECTV HOLDINGS/FINANCE                                                 8.38         03/15/2013             806,000
     350,000   ECHOSTAR DBS CORPORATION<<                                               7.13         02/01/2016             322,000
   3,900,000   ECHOSTAR DBS CORPORATION                                                 7.75         05/31/2015           3,685,500
   3,380,000   EMBARQ CORPORATION                                                       7.08         06/01/2016           3,312,400
     300,000   FISHER COMMUNICATIONS INCORPORATED                                       8.63         09/15/2014             264,750
   3,635,000   FRONTIER COMMUNICATIONS CORPORATION                                      8.25         05/01/2014           3,553,213
   5,265,000   L-3 COMMUNICATIONS CORPORATION                                           6.38         10/15/2015           4,791,150
   4,360,000   MEDIACOM BROADBAND LLC<<                                                 8.50         10/15/2015           3,967,600
     825,000   METROPCS WIRELESS INCORPORATED<<                                         9.25         11/01/2014             828,094
   4,000,000   METROPCS WIRELESS INCORPORATED++                                         9.25         11/01/2014           4,000,000
   3,355,000   NEXTEL COMMUNICATIONS INCORPORATED SERIES D                              7.38         08/01/2015           2,658,838
     950,000   NIELSEN FINANCE LLC COMPANY++                                           11.50         05/01/2016             902,500
   3,255,000   NIELSEN FINANCE LLC COMPANY++                                           11.63         02/01/2014           3,222,450
   2,000,000   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                          7.50         02/15/2014           1,840,000
   5,035,000   QWEST CORPORATION                                                        7.50         10/01/2014           4,808,425
     480,000   QWEST CORPORATION                                                        7.63         06/15/2015             459,600
   1,000,000   QWEST CORPORATION++<<                                                    8.38         05/01/2016             982,500
   2,250,000   SPRINT CAPITAL CORPORATION                                               7.63         01/30/2011           2,221,875
   4,430,000   SPRINT NEXTEL CORPORATION                                                6.00         12/01/2016           3,599,375
   4,300,000   TIME WARNER TELECOMMUNICATION HOLDINGS                                   9.25         02/15/2014           4,310,750
   1,980,000   VALOR TELECOMMUNICATIONS ENTERPRISES                                     7.75         02/15/2015           1,950,300
   1,630,000   WINDSTREAM CORPORATION                                                   8.63         08/01/2016           1,601,475
                                                                                                                         82,735,296
                                                                                                                   ----------------
EATING & DRINKING PLACES: 1.07%
   4,105,000   ARAMARK CORPORATION<<                                                    8.50         02/01/2015           3,915,144
   1,400,000   O'CHARLEYS INCORPORATED                                                  9.00         11/01/2013           1,193,500
                                                                                                                          5,108,644
                                                                                                                   ----------------
EDUCATIONAL SERVICES: 0.51%
   2,500,000   EDUCATION MANAGEMENT LLC<<                                              10.25         06/01/2016           2,437,500
                                                                                                                   ----------------
ELECTRIC, GAS & SANITARY SERVICES: 6.15%
   1,045,000   ALLIED WASTE NORTH AMERICA INCORPORATED                                  6.88         06/01/2017           1,008,425
   2,000,000   ALLIED WASTE NORTH AMERICA INCORPORATED<<                                7.25         03/15/2015           2,000,000
   3,000,000   AMEREN CORPORATION                                                       8.88         05/15/2014           3,101,910
   2,680,000   EDISON MISSION ENERGY                                                    7.75         06/15/2016           2,077,000
   2,735,000   ENERGY FUTURE HOLDINGS                                                  10.88         11/01/2017           1,941,850
   4,020,000   INERGY LP/INERGY FINANCE CORPORATION                                     6.88         12/15/2014           3,678,300
   3,450,000   IPALCO ENTERPRISES INCORPORATED++                                        7.25         04/01/2016           3,312,000
   2,950,000   MIRANT NORTH AMERICA LLC                                                 7.38         12/31/2013           2,824,625
   4,935,000   NRG ENERGY INCORPORATED                                                  7.38         02/01/2016           4,645,069

                      Wells Fargo Advantage Income Funds 47


Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$  3,550,000   SIERRA PACIFIC RESOURCES                                                 6.75%        08/15/2017    $      3,129,211
   2,775,000   TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC SERIES B                10.25         11/01/2015           1,644,188
                                                                                                                         29,362,578
                                                                                                                   ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 1.26%
   2,615,000   HEXCEL CORPORATION<<                                                     6.75         02/01/2015           2,366,575
   2,000,000   JARDEN CORPORATION<<                                                     7.50         05/01/2017           1,730,000
   2,000,000   JARDEN CORPORATION                                                       8.00         05/01/2016           1,935,000
                                                                                                                          6,031,575
                                                                                                                   ----------------
ENERGY: 0.18%
   1,000,000   WHITE PINE HYDRO PORTFOLIO++                                             7.26         07/20/2015             869,163
                                                                                                                   ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.73%
   3,465,000   US ONCOLOGY INCORPORATED                                                 9.00         08/15/2012           3,465,000
                                                                                                                   ----------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.25%
   3,800,000   BWAY CORPORATION++                                                      10.00         04/15/2014           3,795,250
   1,750,000   SILGAN HOLDINGS INCORPORATED                                             6.75         11/15/2013           1,706,250
     500,000   SILGAN HOLDINGS INCORPORATED++                                           7.25         08/15/2016             482,500
                                                                                                                          5,984,000
                                                                                                                   ----------------
FOOD & KINDRED PRODUCTS: 1.75%
   4,700,000   CONSTELLATION BRANDS INCORPORATED                                        7.25         09/01/2016           4,382,750
   1,900,000   JBS USA LLC/JBS USA FINANCE INCORPORATED++                              11.63         05/01/2014           1,824,000
   1,329,852   PARMALAT BAKERY SERIES A2+/-(i)                                          5.00         07/09/2012           1,063,881
   1,329,852   PARMALAT DAIRY SERIES A1+/-(i)                                           5.00         07/09/2010           1,063,881
                                                                                                                          8,334,512
                                                                                                                   ----------------
FURNITURE & FIXTURES: 0.21%
     955,000   SEALY MATTRESS COMPANY++                                                10.88         04/15/2016             978,875
                                                                                                                   ----------------
GENERAL MERCHANDISE STORES: 0.53%
   3,000,000   FEDERATED RETAIL HOLDINGS INCORPORATED                                   5.90         12/01/2016           2,524,908
                                                                                                                   ----------------
HEALTH SERVICES: 4.68%
   3,590,000   ALLIANCE IMAGING INCORPORATED SERIES B                                   7.25         12/15/2012           3,518,200
   3,385,000   COMMUNITY HEALTH SYSTEMS INCORPORATED SERIES WI<<                        8.88         07/15/2015           3,346,919
   3,295,000   DAVITA INCORPORATED                                                      7.25         03/15/2015           3,097,300
   1,000,000   HCA INCORPORATED++                                                       8.50         04/15/2019             977,500
   4,020,000   HCA INCORPORATED<<                                                       9.25         11/15/2016           3,949,650
   3,533,897   HCA INCORPORATED                                                         9.63         11/15/2016           3,383,706
   4,210,000   TENET HEALTHCARE CORPORATION                                             7.38         02/01/2013           4,052,125
                                                                                                                         22,325,400
                                                                                                                   ----------------
HOLDING & OTHER INVESTMENT OFFICES: 0.61%
   2,430,000   AXCAN INTERMEDIATE HOLDINGS INCORPORATED                                 9.25         03/01/2015           2,423,925
     755,000   SHERIDAN ACQUISITION CORPORATION                                        10.25         08/15/2011             483,200
                                                                                                                          2,907,125
                                                                                                                   ----------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.02%
      75,000   IKON OFFICE SOLUTIONS INCORPORATED                                       6.75         12/01/2025              72,281
                                                                                                                   ----------------

                      48 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 1.04%
$    955,000   AMERISTAR CASINOS INCORPORATED++                                         9.25%        06/01/2014    $        964,550
     955,000   MGM MIRAGE INCORPORATED++<<                                             11.13         11/15/2017           1,000,363
   3,300,000   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                         6.25         02/15/2013           3,019,500
                                                                                                                          4,984,413
                                                                                                                   ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.42%
   2,050,000   SPX CORPORATION                                                          7.63         12/15/2014           1,988,500
                                                                                                                   ----------------
JUSTICE, PUBLIC ORDER & SAFETY: 1.06%
   5,225,000   CORRECTIONS CORPORATION OF AMERICA                                       6.25         03/15/2013           4,950,688
     130,000   CORRECTIONS CORPORATION OF AMERICA                                       6.75         01/31/2014             124,800
                                                                                                                          5,075,488
                                                                                                                   ----------------
LEGAL SERVICES: 0.79%
   3,850,000   FTI CONSULTING INCORPORATED                                              7.75         10/01/2016           3,782,625
                                                                                                                   ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS: 1.19%
   4,000,000   BIO-RAD LABORATORIES INCORPORATED++                                      8.00         09/15/2016           4,010,000
   1,660,000   INVACARE CORPORATION<<                                                   9.75         02/15/2015           1,693,200
                                                                                                                          5,703,200
                                                                                                                   ----------------
METAL MINING: 1.23%
   4,160,000   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED<<                            8.38         04/01/2017           4,128,800
   2,111,859   NORANDA ALUMINUM HOLDING CORPORATION+/-                                  7.16         11/15/2014             760,269
   1,000,000   OWENS BROCKWAY GLASS CONTAINER INCORPORATED++                            7.38         05/15/2016             967,500
                                                                                                                          5,856,569
                                                                                                                   ----------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.58%
   2,860,000   TEREX CORPORATION                                                       10.88         06/01/2016           2,792,304
                                                                                                                   ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.72%
   2,410,000   ALH FINANCE LLC/ALH FINANCE CORPORATION                                  8.50         01/15/2013           2,132,850
   1,735,000   CLARKE AMERICAN CORPORATION                                              9.50         05/15/2015           1,292,575
                                                                                                                          3,425,425
                                                                                                                   ----------------
MISCELLANEOUS RETAIL: 0.39%
   2,000,000   JCPENNEY CORPORATION INCORPORATED                                        7.13         11/15/2023           1,845,128
                                                                                                                   ----------------
MOTION PICTURES: 1.25%
   2,980,000   AMC ENTERTAINMENT INCORPORATED SERIES B                                  8.63         08/15/2012           3,069,400
     602,000   MUZAK FINANCE CORPORATION LLC####(i)                                    13.00         03/15/2010              30,100
   2,860,000   WMG ACQUISITION CORPORATION<<                                            9.50         06/15/2016           2,856,425
                                                                                                                          5,955,925
                                                                                                                   ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 3.90%
     950,000   CC HOLDINGS GS V LLC/CROWN CASTLE GS III CORPORATION++                   7.75         05/01/2017             935,750
   1,830,000   FORD MOTOR CREDIT COMPANY LLC                                            7.00         10/01/2013           1,476,735
   5,400,000   FORD MOTOR CREDIT COMPANY LLC                                            7.80         06/01/2012           4,611,303
   1,695,000   FORD MOTOR CREDIT COMPANY LLC<<                                          8.00         12/15/2016           1,361,156
     940,000   FRESENIUS US FINANCE II INCORPORATED++                                   9.00         07/15/2015             972,900
   2,870,000   GMAC LLC++                                                               6.00         12/15/2011           2,496,900
   1,595,000   GMAC LLC++                                                               6.75         12/01/2014           1,331,825
   3,000,000   GMAC LLC++                                                               6.88         09/15/2011           2,685,000

                      Wells Fargo Advantage Income Funds 49


Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS (CONTINUED)
$  1,500,000   GMAC LLC++                                                               7.25%        03/02/2011    $      1,350,000
   1,875,000   GMAC LLC++<<                                                             8.00         11/01/2031           1,406,250
                                                                                                                         18,627,819
                                                                                                                   ----------------
OIL & GAS EXTRACTION: 7.25%
   8,500,000   CHESAPEAKE ENERGY CORPORATION<<                                          6.38         06/15/2015           7,288,750
   2,975,000   HILCORP ENERGY++                                                         7.75         11/01/2015           2,558,500
   2,000,000   KCS ENERGY INCORPORATED                                                  7.13         04/01/2012           1,865,000
   4,855,000   KEY ENERGY SERVICES INCORPORATED                                         8.38         12/01/2014           4,272,400
   3,650,000   NATIONAL OILWELL VARCO INCORPORATED SERIES B                             6.13         08/15/2015           3,147,713
   2,700,000   PETROHAWK ENERGY CORPORATION                                             7.88         06/01/2015           2,504,250
   3,660,000   PRIDE INTERNATIONAL INCORPORATED                                         7.38         07/15/2014           3,646,275
   2,000,000   PRIDE INTERNATIONAL INCORPORATED                                         8.50         06/15/2019           2,015,000
     425,000   RANGE RESOURCES CORPORATION                                              7.25         05/01/2018             397,906
   3,225,000   RANGE RESOURCES CORPORATION                                              7.50         05/15/2016           3,096,000
   4,015,000   SOUTHWESTERN ENERGY COMPANY++                                            7.50         02/01/2018           3,824,288
                                                                                                                         34,616,082
                                                                                                                   ----------------
PAPER & ALLIED PRODUCTS: 3.39%
   2,135,000   APPLETON PAPERS INCORPORATED SERIES B                                    9.75         06/15/2014             725,900
   4,200,000   DOMTAR CORPORATION                                                       7.13         08/15/2015           3,486,000
   3,000,000   GEORGIA-PACIFIC LLC                                                      7.00         01/15/2015           2,835,000
   2,220,000   GRAHAM PACKAGING COMPANY INCORPORATED<<                                  8.50         10/15/2012           2,131,200
   2,485,000   P.H. GLATFELTER COMPANY                                                  7.13         05/01/2016           2,273,775
   1,425,000   ROCK-TENN COMPANY                                                        9.25         03/15/2016           1,446,375
   2,250,000   ROCK-TENN COMPANY++                                                      9.25         03/15/2016           2,283,750
   1,685,000   VERSO PAPER HOLDINGS LLC                                                 9.13         08/01/2014           1,002,575
                                                                                                                         16,184,575
                                                                                                                   ----------------
PERSONAL SERVICES: 1.10%
     200,000   SERVICE CORPORATION INTERNATIONAL                                        7.50         04/01/2027             159,000
   1,100,000   SERVICE CORPORATION INTERNATIONAL                                        7.63         10/01/2018           1,017,500
   4,465,000   SERVICE CORPORATION INTERNATIONAL SERIES WI                              7.00         06/15/2017           4,074,313
                                                                                                                          5,250,813
                                                                                                                   ----------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.94%
   2,145,000   ASHLAND INCORPORATED++<<                                                 9.13         06/01/2017           2,177,175
   2,850,000   FERRELLGAS PARTNERS LP                                                   8.75         06/15/2012           2,622,000
   5,250,000   SANDRIDGE ENERGY INCORPORATED                                            8.63         04/01/2015           4,475,625
                                                                                                                          9,274,800
                                                                                                                   ----------------
PIPELINES: 1.20%
   2,890,000   DYNEGY HOLDINGS INCORPORATED                                             8.38         05/01/2016           2,326,450
   3,505,000   WILLIAMS COMPANIES INCORPORATED                                          7.63         07/15/2019           3,417,375
                                                                                                                          5,743,825
                                                                                                                   ----------------
PRIMARY METAL INDUSTRIES: 1.10%
   2,510,000   BELDEN CDT INCORPORATED                                                  7.00         03/15/2017           2,224,488
   3,545,000   STEEL DYNAMICS INCORPORATED++<<                                          8.25         04/15/2016           3,022,113
                                                                                                                          5,246,601
                                                                                                                   ----------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.06%
     425,000   NIELSEN FINANCE LLC/NIELSEN FINANCE COMPANY E                           15.78         08/01/2016             272,000
                                                                                                                   ----------------

                      50 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.91%
$  4,715,000   VENTAS REALTY LP                                                         6.75%        04/01/2017    $      4,349,588
                                                                                                                   ----------------
RENTAL AUTO/EQUIPMENT: 0.39%
   2,630,000   AVIS BUDGET CAR RENTAL LLC                                               7.75         05/15/2016           1,880,450
                                                                                                                   ----------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.74%
   1,000,000   GOODYEAR TIRE & RUBBER COMPANY+/-                                        6.32         12/01/2009             995,000
   1,654,000   GOODYEAR TIRE & RUBBER COMPANY<<                                         9.00         07/01/2015           1,579,570
     955,000   GOODYEAR TIRE & RUBBER COMPANY                                          10.50         05/15/2016             950,225
                                                                                                                          3,524,795
                                                                                                                   ----------------
SOCIAL SERVICES: 0.02%
      75,000   SERVICE CORPORATION INTERNATIONAL                                        7.88         02/01/2013              71,625
                                                                                                                   ----------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 1.78%
   4,610,000   CROWN CORK & SEAL COMPANY INCORPORATED                                   8.00         04/15/2023           4,056,800
     525,000   OWENS-BROCKWAY GLASS CONTAINER INCORPORATED                              8.25         05/15/2013             525,000
   4,160,000   OWENS-ILLINOIS INCORPORATED<<                                            7.80         05/15/2018           3,931,200
                                                                                                                          8,513,000
                                                                                                                   ----------------
TEXTILE MILL PRODUCTS: 0.69%
   2,190,000   INTERFACE INCORPORATED                                                   9.50         02/01/2014           1,669,875
   2,095,000   PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                          8.88         09/15/2013           1,634,100
                                                                                                                          3,303,975
                                                                                                                   ----------------
TRANSPORTATION EQUIPMENT: 0.19%
   3,510,000   LEAR CORPORATION SERIES B<<(r)                                           8.75         12/01/2016             912,600
                                                                                                                   ----------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.21%
   1,000,000   SUPERVALU INCORPORATED                                                   8.00         05/01/2016             980,000
                                                                                                                   ----------------
TOTAL CORPORATE BONDS & NOTES (COST $408,902,890)                                                                       392,813,978
                                                                                                                   ----------------
FOREIGN CORPORATE BONDS: 5.58%
   3,000,000   ARCELORMITTAL                                                            9.85         06/01/2019           3,080,964
   3,000,000   FMC FINANCE III SA                                                       6.88         07/15/2017           2,865,000
   3,090,000   INEOS GROUP HOLDINGS PLC++                                               8.50         02/15/2016             957,900
   1,815,000   INMARSAT FINANCE PLC E                                                   8.79         11/15/2012           1,873,988
   1,545,000   INTELSAT (BERMUDA) LIMITED                                               9.25         06/15/2016           1,344,150
   7,730,000   INTELSAT (BERMUDA) LIMITED<<                                            11.25         06/15/2016           7,923,250
     475,000   SEAGATE TECHNOLOGY INTERNATIONAL<<                                      10.00         05/01/2014             479,750
   1,000,000   TECK RESOURCES LIMITED++                                                 9.75         05/15/2014             995,000
   1,000,000   TECK RESOURCES LIMITED++                                                10.25         05/15/2016           1,012,500
   1,000,000   TECK RESOURCES LIMITED++<<                                              10.75         05/15/2019           1,028,750
      25,000   VIDEOTRON LTEE                                                           6.38         12/15/2015              22,625
     365,000   VIDEOTRON LTEE                                                           6.88         01/15/2014             344,925
   2,760,000   VIDEOTRON LTEE                                                           9.13         04/15/2018           2,856,600
   1,910,000   VIRGIN MEDIA FINANCE PLC                                                 9.50         08/15/2016           1,825,463
TOTAL FOREIGN CORPORATE BONDS (COST $28,315,101)                                                                         26,610,865
                                                                                                                   ----------------
TERM LOANS: 3.48%
   1,081,442   CALPINE CORPORATION DIP TERM LOAN B                                      4.10         03/29/2014             939,838
   2,309,619   EDUCATION MANAGEMENT LLC TERM LOAN                                       3.00         06/04/2013           2,076,740
   1,970,144   GRAHAM PACKAGING COMPANY LP TERM LOAN                                    2.69         10/07/2011           1,856,860
     335,594   HCA INCORPORATED SERIES B TERM LOAN                                      3.47         11/14/2013             299,098
   4,500,000   LEVI STRAUSS & COMPANY TERM LOAN                                         2.59         03/27/2014           3,465,000

                      Wells Fargo Advantage Income Funds 51


Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
TERM LOANS (CONTINUED)
$    125,402   NIELSEN FINANCE LLC TERM LOAN                                            2.38%        08/09/2013    $        109,727
     274,044   NRG ENERGY INCORPORATED TERM LOAN B1                                     2.72         02/01/2013             253,233
     146,421   NRG ENERGY INCORPORATED TERM LOAN L                                      1.12         02/02/2011             135,302
   3,753,482   QUICKSILVER RESOURCES INCORPORATED TERM LOAN                             7.75         08/08/2013           3,666,701
     736,659   SUNGARD DATA SYSTEM TERM LOAN                                            2.48         02/11/2013             670,588
   2,987,153   SUPERVALU INCORPORATED TERM LOAN                                         1.57         06/02/2012           2,753,289
     450,000   THE GOODYEAR TIRE & RUBBER COMPANY 2ND LIEN TERM LOAN                    2.07         04/30/2014             374,904
TOTAL TERM LOANS (COST $14,639,522)                                                                                      16,601,280
                                                                                                                   ----------------

    SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 12.41%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.48%
   2,965,653   AIM STIT-LIQUID ASSETS PORTFOLIO                                                                           2,965,653
   2,965,653   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                               2,965,653
   2,965,653   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                 2,965,653
   2,965,653   DWS MONEY MARKET SERIES INSTITUTIONAL                                                                      2,965,653
                                                                                                                         11,862,612
                                                                                                                   ----------------

  PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 9.93%
$    203,525   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                          0.47         06/02/2009             203,517
     901,326   AMSTERDAM FUNDING CORPORATION++(p)                                       0.35         06/01/2009             901,308
     869,343   ANTALIS US FUNDING CORPORATION++(p)                                      0.35         06/10/2009             869,250
     627,410   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                           0.30         06/10/2009             627,353
   1,811,491   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $1,811,501)                                              0.19         06/01/2009           1,811,491
     290,750   BANK OF IRELAND                                                          0.40         06/02/2009             290,750
     639,825   BARTON CAPITAL CORPORATION++(p)                                          0.25         06/12/2009             639,767
     290,750   BNP PARIBAS (NEW YORK)                                                   0.28         06/08/2009             290,749
     697,801   BNP PARIBAS (NEW YORK)                                                   1.75         06/16/2009             698,294
     872,251   BRYANT BANK FUNDING LLC++(p)                                             0.26         06/26/2009             872,081
     219,604   BRYANT BANK FUNDING LLC++(p)                                             0.27         06/22/2009             219,566
     116,300   CALCASIEU PARISH LA+/-ss                                                 0.75         12/01/2027             116,300
     159,913   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss              0.75         06/01/2028             159,913
   1,017,626   CALYON (NEW YORK)                                                        0.25         06/22/2009           1,017,626
   1,032,164   CANCARA ASSET SECURITIZATION LIMITED(p)                                  0.40         06/15/2009           1,031,980
     639,651   CBA (DELAWARE) FINANCE INCORPORATED                                      0.26         06/29/2009             639,512
     413,777   CHEYNE FINANCE LLC+++/-####(a)(i)                                        0.00         02/25/2008               6,827
     318,566   CHEYNE FINANCE LLC+++/-####(a)(i)                                        0.00         05/19/2008               5,256
      76,976   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                1.10         10/01/2038              76,976
     232,600   COOK COUNTY IL+/-ss                                                      0.90         11/01/2030             232,600
     668,726   DANSKE BANK A/S COPENHAGEN                                               0.38         06/01/2009             668,726
     523,351   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                             2.00         12/15/2037             523,351
     319,825   DEUTSCHE BANK (NEW YORK)                                                 0.62         06/25/2009             319,899
   1,811,491   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $1,811,500)                                              0.18         06/01/2009           1,811,491
     959,476   DEXIA CREDIT LOCAL DE FRANCE SA                                          0.35         06/01/2009             959,476
     668,726   DNB NOR BANK ASA                                                         0.78         06/29/2009             668,993
     174,450   E.ON AG++                                                                0.35         06/11/2009             174,430
   1,017,626   E.ON AG++                                                                0.41         06/02/2009           1,017,591
     407,050   EBBETS FUNDING LLC++(p)                                                  0.50         06/02/2009             407,033
     203,525   EBBETS FUNDING LLC++(p)                                                  0.50         06/03/2009             203,514
      87,225   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/02/2009              87,221
     232,600   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/03/2009             232,587
     726,818   ENTERPRISE FUNDING LLC++(p)                                              0.55         06/02/2009             726,784

                      52 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  1,005,037   FAIRWAY FINANCE CORPORATION++(p)                                         0.25%        06/22/2009    $      1,004,876
   1,017,626   FORTIS FUNDING LLC++                                                     0.23         06/01/2009           1,017,613
      87,225   GDF SUEZ++                                                               0.28         06/18/2009              87,212
     930,401   GDF SUEZ++                                                               0.32         06/23/2009             930,202
     145,375   GEMINI SECURITIZATION INCORPORATED++(p)                                  0.28         06/17/2009             145,355
     196,925   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $196,926)                                                0.17         06/01/2009             196,925
      87,225   GRAMPIAN FUNDING++(p)                                                    0.39         06/04/2009              87,220
   1,495,450   GRYPHON FUNDING LIMITED(a)(i)                                            0.00         08/23/2009             471,366
      47,974   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                    2.10         11/01/2042              47,974
     436,125   HOUSTON TX UTILITY SYSTEM+/-ss                                           0.55         05/15/2034             436,125
     145,375   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                  0.35         07/01/2029             145,375
      58,150   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                       0.75         01/01/2018              58,150
     174,450   INTESA FUNDING LLC                                                       0.25         06/01/2009             174,448
     290,750   IRISH LIFE & PERMANENT PLC++                                             0.55         06/02/2009             290,737
     203,525   IRISH LIFE & PERMANENT PLC++                                             0.60         06/03/2009             203,512
     261,675   IRISH LIFE & PERMANENT PLC++                                             0.60         06/05/2009             261,649
     497,183   JPMORGAN CHASE FUNDING INCORPORATED++                                    0.25         06/02/2009             497,173
      87,225   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                   0.65         04/15/2025              87,225
     639,651   KBC BANK NV BRUSSELS                                                     0.35         06/01/2009             639,651
     494,276   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                           0.28         06/01/2009             494,268
   1,017,626   LIBERTY STREET FUNDING CORPORATION++(p)                                  0.26         06/22/2009           1,017,457
     436,125   LMA AMERICAS LLC++(p)                                                    0.29         06/23/2009             436,041
     966,745   MASSACHUSETTS HEFA+/-ss                                                  0.30         10/01/2034             966,745
     872,251   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/26/2009             872,055
     125,023   MISSISSIPPI STATE GO+/-ss                                                2.00         11/01/2028             125,023
     436,125   MONT BLANC CAPITAL CORPORATION++(p)                                      0.30         06/19/2009             436,053
     116,300   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                0.26         02/01/2036             116,300
     407,050   NATIONWIDE BUILDING SOCIETY++                                            0.28         06/18/2009             406,990
     625,113   NATIONWIDE BUILDING SOCIETY++                                            0.38         06/11/2009             625,034
     465,200   NATIXIS                                                                  0.28         06/04/2009             465,200
      58,150   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                 3.50         01/01/2018              58,150
     377,975   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.30         06/17/2009             377,919
      87,225   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.40         06/17/2009              87,208
     188,988   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                 0.44         01/01/2034             188,988
     875,943   OLD LINE FUNDING CORPORATION++(p)                                        0.30         06/04/2009             875,907
   1,104,851   PRUDENTIAL PLC++                                                         0.37         06/17/2009           1,104,647
   1,163,001   RABOBANK NEDERLAND NV (NEW YORK)                                         0.19         06/01/2009           1,163,001
     349,627   RANGER FUNDING CORPORATION++(p)                                          0.30         06/16/2009             349,578
     508,813   REGENCY MARKETS #1 LLC(p)++                                              0.37         06/10/2009             508,756
     581,501   REGENCY MARKETS #1 LLC(p)++                                              0.38         06/15/2009             581,402
      58,150   ROYAL BANK OF SCOTLAND (NEW YORK)                                        1.25         06/03/2009              58,157
     290,750   ROYAL BANK OF SCOTLAND PLC                                               0.25         06/01/2009             290,750
     785,026   ROYAL BANK OF SCOTLAND PLC                                               0.35         06/01/2009             785,011
     174,450   SALISBURY RECEIVABLES COMPANY++(p)                                       0.25         06/22/2009             174,422
     494,276   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/04/2009             494,245
     523,351   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/05/2009             523,311
   1,075,776   SOCIETE GENERALE BANNON LLC                                              0.32         06/25/2009           1,075,776
     203,525   STARBIRD FUNDING CORPORATION++(p)                                        0.30         06/15/2009             203,498
     552,426   STRAIGHT A FUNDING LLC++(p)                                              0.28         06/24/2009             552,318
     261,675   SVENSKA HANDELSBANKEN (NEW YORK)                                         1.00         06/12/2009             261,746
     145,375   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.25         06/03/2009             145,371
     967,472   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.30         06/18/2009             967,318
     340,236   TULIP FUNDING CORPORATION++(p)                                           0.26         06/26/2009             340,170
     668,726   TULIP FUNDING CORPORATION++(p)                                           0.28         06/18/2009             668,627
     261,675   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                        0.35         07/01/2032             261,675

                      Wells Fargo Advantage Income Funds 53


Portfolio of Investments--May 31, 2009

HIGH INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    395,711   UBS AG (STAMFORD CT)                                                     1.34%        06/02/2009    $        395,745
     697,801   UBS FINANCE (DELAWARE) LLC                                               0.20         06/01/2009             697,793
   1,075,776   UNICREDITO ITALIANO (NEW YORK)                                           0.45         06/30/2009           1,075,783
      87,225   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                        0.58         12/15/2040              87,225
     261,675   VERSAILLES CP LLC++(p)                                                   0.50         06/03/2009             261,661
      87,225   VERSAILLES CP LLC++(p)                                                   0.55         06/02/2009              87,221
     547,412   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.29         07/28/2008             229,913
     317,885   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.32         08/07/2008             133,512
     389,000   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.66         04/03/2008             163,380
     631,369   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.67         02/15/2008             265,175
     810,351   WHITE PINE FINANCE LLC+++/-####(a)(i)                                    0.62         02/22/2008              84,332
     564,056   WINDMILL FUNDING CORPORATION++(p)                                        0.32         06/10/2009             564,000
                                                                                                                         47,399,857
                                                                                                                   ----------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $60,366,526)                                                               59,262,469
                                                                                                                   ----------------

    SHARES
------------
SHORT-TERM INVESTMENTS: 6.86%
  32,496,547   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                              32,496,547
                                                                                                                   ----------------

   PRINCIPAL
------------
US TREASURY BILLS: 0.05%
$    250,000   US TREASURY BILL###                                                      0.20         06/25/2009             249,986
                                                                                                                   ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $32,746,514)                                                                          32,746,533
                                                                                                                   ----------------
TOTAL INVESTMENTS IN SECURITIES
(COST $544,970,553)*                                                      110.62%                                  $    528,035,125
OTHER ASSETS AND LIABILITIES, NET                                         (10.62)                                       (50,677,276)
                                                                          ------                                   ----------------
TOTAL NET ASSETS                                                          100.00%                                  $    477,357,849

----------
++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

E    Stepped coupon bond. Interest rate presented is yield to maturity.

<<   All or a portion of this security is on loan.

+/-  Variable rate investments.

(r) This security went into default with regards to scheduled interest and/or principal payments subsequent to reporting period end.

(p)  Asset-backed Commercial Paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

++   Short-term security of an affiliate of the Fund with a cost of $32,496,547.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $545,410,131 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 11,973,306
Gross unrealized depreciation                 (29,348,312)
                                             ------------
Net unrealized appreciation (depreciation)   $(17,375,006)

The accompanying notes are an integral part of these financial statements.

                      54 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
AGENCY NOTES - INTEREST BEARING: 4.53%
$ 10,000,000   FHLB<<                                                                   3.63%        10/18/2013    $     10,381,880
   5,000,000   FHLMC<<                                                                  4.75         01/18/2011           5,308,560
TOTAL AGENCY NOTES - INTEREST BEARING (COST $14,965,113)                                                                 15,690,440
                                                                                                                   ----------------
AGENCY SECURITIES: 5.83%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.27%
     305,000   FHLMC<<                                                                  5.25         07/18/2011             330,870
       7,635   FHLMC #170151                                                           10.50         01/01/2016               8,607
       8,736   FHLMC #1B0123+/-                                                         5.28         09/01/2031               8,980
       6,384   FHLMC #1B0128+/-                                                         5.28         09/01/2031               6,556
       1,040   FHLMC #255531                                                           10.25         07/01/2009               1,050
       2,253   FHLMC #360016                                                           10.50         11/01/2017               2,550
       2,779   FHLMC #360056                                                           10.50         02/01/2019               3,217
       1,705   FHLMC #360057                                                           10.50         03/01/2019               1,975
       1,844   FHLMC #360059                                                           10.50         04/01/2019               2,133
       1,142   FHLMC #360061                                                           10.50         05/01/2019               1,322
      19,477   FHLMC #360063                                                           10.50         06/01/2019              22,449
       3,373   FHLMC #360065                                                           10.50         07/01/2019               3,893
     526,079   FHLMC #555316                                                            9.00         06/01/2019             580,338
     339,855   FHLMC #555408                                                           10.50         08/01/2018             384,228
     418,290   FHLMC #555500                                                            8.50         09/01/2017             453,002
     637,717   FHLMC #555514                                                            9.00         10/01/2019             717,528
      16,235   FHLMC #786823+/-                                                         4.96         07/01/2029              16,672
     101,194   FHLMC #789272+/-                                                         4.83         04/01/2032             102,139
     318,989   FHLMC #865496+/-                                                         5.82         05/01/2026             325,511
     390,510   FHLMC #A01734                                                            9.00         08/01/2018             433,900
     631,670   FHLMC #G01126                                                            9.50         12/01/2022             711,589
      65,510   FHLMC #G10747                                                            7.50         10/01/2012              68,907
      80,853   FHLMC #G11150                                                            7.50         12/01/2011              84,409
      11,546   FHLMC #G11345                                                            7.50         12/01/2011              12,103
      29,599   FHLMC #G11391                                                            7.50         06/01/2012              31,095
      77,296   FHLMC #G90023                                                            7.00         11/17/2013              81,226
                                                                                                                          4,396,249
                                                                                                                   ----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 3.89%
   5,350,000   FNMA<<                                                                   6.63         09/15/2009           5,445,219
       3,813   FNMA #100001                                                             9.00         02/15/2020               4,184
     650,361   FNMA #100042                                                            11.00         10/15/2020             728,206
      21,989   FNMA #100202                                                             9.50         02/15/2011              22,330
     125,042   FNMA #100255                                                             8.33         07/15/2020             137,626
     397,168   FNMA #190075                                                             8.50         02/01/2023             429,811
     311,218   FNMA #302507                                                             9.00         11/01/2024             352,286
      45,782   FNMA #313617                                                             8.00         09/01/2023              49,765
     692,921   FNMA #323582                                                             8.00         04/01/2017             750,746
      16,187   FNMA #392645                                                             8.00         12/01/2013              17,373
     411,247   FNMA #426828                                                             8.00         09/01/2019             450,209
     200,745   FNMA #426832                                                             8.50         07/01/2018             217,660
     218,194   FNMA #545131                                                             8.00         03/01/2013             229,693
      36,875   FNMA #545157                                                             8.50         11/01/2012              39,225
     203,072   FNMA #545460+/-                                                          5.04         11/01/2031             208,883
   1,490,265   FNMA #598559                                                             6.50         08/01/2031           1,621,667
     130,707   FNMA #70801                                                             12.00         03/01/2017             153,253
   2,456,976   FNMA #712107                                                             6.00         03/01/2033           2,599,531
                                                                                                                         13,457,667
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 55


Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.67%
$     87,351   GNMA #780029                                                             9.00%        11/15/2024    $         94,711
   1,304,245   GNMA #780110<<                                                          12.50         04/15/2019           1,388,723
       3,262   GNMA #780134                                                             8.50         05/15/2010               3,285
     245,543   GNMA #780267                                                             9.00         11/15/2017             268,486
     119,640   GNMA #780288<<                                                           8.00         12/15/2023             132,367
     341,464   GNMA #781311<<                                                           7.50         02/15/2013             347,513
      46,231   GNMA #781540<<                                                           7.00         05/15/2013              48,579
      16,901   GNMA #927                                                               10.00         02/20/2018              18,702
                                                                                                                          2,302,366
                                                                                                                   ----------------
SMALL BUSINESS ADMINISTRATION: 0.00%
     203,333   SBA #0191(c)(i)                                                          3.73         07/30/2018               5,782
                                                                                                                   ----------------
TOTAL AGENCY SECURITIES (COST $20,944,448)                                                                               20,162,064
                                                                                                                   ----------------
ASSET BACKED SECURITIES: 7.55%
   2,250,000   AMERICAN EXPRESS ISSUANCE TRUST SERIES 2007-1 CLASS A+/-                 0.54         09/15/2011           2,228,216
   3,900,000   BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                       0.66         03/15/2012           3,844,371
   2,150,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-          1.04         07/15/2010           2,120,388
   1,363,799   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES
               SERIES 2003-5 CLASS 2M1+/-                                               1.21         05/25/2033             380,344
   1,600,000   CHASE ISSUANCE TRUST SERIES 2007-A18 CLASS A+/-                          0.60         01/15/2015           1,537,531
   2,000,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A3 CLASS A3+/-           1.17         07/25/2011           1,998,706
   2,862,105   CONTIMORTGAGE HOME EQUITY TRUST SERIES 1996-2 CLASS IO+/-(c)(i)          0.54         07/15/2027                 894
   3,480,805   CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A CLASS A(i)         7.23         07/16/2028               1,088
     271,083   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-              0.63         02/15/2034             108,327
     782,277   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-             0.64         12/15/2033             469,584
   1,414,486   DAIMLER AUTO TRUST SERIES 2008-B CLASS A2A                               3.81         07/08/2011           1,429,002
  27,811,543   EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2(c)++####(i)              0.83         09/29/2031             556,231
   1,500,000   FIRST NATIONAL MASTER NOTE TRUST SERIES 2007-2 CLASS A+/-                1.09         11/15/2012           1,491,547
   2,545,989   HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-                        1.81         02/25/2034           1,201,288
   1,725,803   MSCC HELOC TRUST SERIES 2007-1 CLASS A+/-                                0.41         12/25/2031             477,933
     107,434   RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1
               CLASS AII+/-                                                             0.78         03/25/2032              78,009
   2,427,918   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10
               CLASS M1+/-                                                              1.43         10/25/2033           1,268,260
   2,235,331   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3
               CLASS M1+/-                                                              1.73         04/25/2033           1,300,564
   4,000,000   WILLIAM STREET FUNDING CORPORATION SERIES 2005-1 CLASS A+/-++            1.37         01/23/2011           3,440,000
   2,800,000   WILLIAM STREET FUNDING CORPORATION SERIES 2006-3 CLASS A+/-++            1.45         06/23/2012           2,198,000
TOTAL ASSET BACKED SECURITIES (COST $37,665,956)                                                                         26,130,283
                                                                                                                   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.33%
   4,392,112   AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                           0.99         10/25/2033           2,197,288
  37,000,000   BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2001-PB1
               CLASS XP+/-(c)++(i)                                                      1.53         05/11/2035             581,385
     123,889   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K CLASS 3A1+/-           4.37         10/20/2032             109,843
     499,991   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                   0.96         03/25/2034             234,545
   1,566,413   CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-           5.24         12/25/2035           1,441,778
     205,164   CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2004-HYB4
               CLASS AA+/-                                                              0.64         12/25/2034             143,810
     537,051   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
               SERIES 2001-HYB1 CLASS 2A1+/-                                            4.38         06/19/2031             498,345
     169,891   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
               SERIES 2004-20 CLASS 3A1+/-                                              2.64         09/25/2034             100,167
     433,309   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
               SERIES 2006-HYB1 CLASS 2A2A+/-                                           5.52         03/20/2036             345,403
     440,642   DREXEL BURNHAM LAMBERT CMO TRUST SERIES T CLASS 4                        8.45         09/20/2019             441,534
   1,094,145   EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                 1.20         09/25/2033             687,866
      63,482   FHLMC SERIES 2198 CLASS SC+/-                                            9.00         06/15/2028              65,195
     858,471   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6            9.50         02/25/2042             948,610
      43,754   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-        5.42         07/25/2043              42,258
   1,506,532   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-        5.37         10/25/2043           1,450,493
     183,027   FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                               9.50         11/25/2031             202,474
   1,306,727   FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A4                              9.50         05/25/2042           1,445,566

                      56 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    324,453   FNMA SERIES 1989-29 CLASS Z                                             10.00%        06/25/2019    $        365,770
     273,767   FNMA SERIES 1989-63 CLASS Z                                              9.40         10/25/2019             304,042
      31,153   FNMA SERIES 2003-W19 CLASS 1A4                                           4.78         11/25/2033              31,080
     545,656   FNMA SERIES G95-2 CLASS IO+/-(c)(i)                                     10.00         05/25/2020             136,115
      72,079   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                              5.78         06/25/2033              72,160
   2,539,736   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                               5.42         08/25/2042           2,653,298
     236,882   FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                             10.26         10/25/2042             262,090
   1,812,498   GNMA SERIES 2007-69 CLASS TA+/-                                          4.83         06/16/2031           1,871,711
     147,299   GOLDEN NATIONAL MORTGAGE ASSET BACKED CERTIFICATES
               SERIES 1998-GN1 CLASS M2(i)                                              8.02         02/25/2027             143,150
     712,861   GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A+/-++(i)                  8.00         09/19/2027             483,086
   2,270,814   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                   0.71         06/25/2034           1,656,243
   1,645,268   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                   5.54         06/25/2034             763,135
   1,618,781   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP1 CLASS 1AF1+/-++                0.66         01/25/2036           1,380,406
   2,072,772   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP2 CLASS 1AF1+/-++                0.71         04/25/2036           1,772,444
     421,183   GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                       4.21         04/25/2032             310,229
     881,700   JPMORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A1+/-                      4.89         04/25/2035             837,913
   1,712,038   JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                     5.11         06/25/2035           1,582,807
     532,395   JPMORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1
               CLASS 1A1+/-++                                                           4.94         09/28/2044             230,798
      27,519   MASTER MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-                        5.23         10/25/2032              25,373
   8,245,886   MORGAN STANLEY CAPITAL I SERIES 1999-WF1 CLASS X+/-(c)++                 1.00         11/15/2031             281,278
   2,649,863   NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AR1 CLASS 1A1+/-         5.10         02/25/2035           1,550,236
   5,564,103   RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B3+/-++                       1.78         09/10/2035           2,226,754
      36,504   SALOMON BROTHERS MORTGAGE SECURITIES VI SERIES 1987-3 CLASS A##          0.22         10/23/2017              35,827
   2,330,867   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2
               CLASS A+/-++(i)                                                          8.43         07/15/2027           1,676,991
      11,173   STRUCTURED MORTGAGE ASSET RESIDENTIAL TRUST SERIES 1992-5B
               CLASS BO##(i)                                                            0.04         06/25/2023              11,103
     102,653   TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                      0.79         12/25/2034              77,359
     139,044   USGI FHA PROJECT LOAN                                                    7.44         11/24/2019             137,306
     257,587   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-                   6.02         08/25/2032             222,029
     257,587   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-                   6.02         08/25/2032             209,950
      70,488   WILSHIRE FUNDING CORPORATION SERIES 1998-2 CLASS M1+/-(i)                2.00         12/28/2037              53,811
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $43,489,409)                                                             32,301,054
                                                                                                                   ----------------
CORPORATE BONDS & NOTES: 40.48%
AMUSEMENT & RECREATION SERVICES: 0.17%
     600,000   SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++                      3.77         12/01/2010             600,000
                                                                                                                   ----------------
CHEMICALS & ALLIED PRODUCTS: 1.71%
   1,750,000   CLOROX COMPANY                                                           4.20         01/15/2010           1,777,183
   2,000,000   CLOROX COMPANY                                                           5.00         03/01/2013           2,051,622
   2,000,000   GLAXOSMITHKLINE CAPITAL INCORPORATED                                     4.85         05/15/2013           2,080,938
                                                                                                                          5,909,743
                                                                                                                   ----------------
COMMUNICATIONS: 5.16%
     945,000   ALLTEL CORPORATION                                                       7.00         07/01/2012           1,007,814
   2,000,000   CITIZENS COMMUNICATIONS COMPANY                                          9.25         05/15/2011           2,072,500
   3,000,000   COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                       8.38         03/15/2013           3,341,667
   1,750,000   COX COMMUNICATIONS INCORPORATED                                          7.88         08/15/2009           1,768,534
     975,000   SPRINT CAPITAL CORPORATION                                               7.63         01/30/2011             962,813
   1,500,000   TELECOM ITALIA CAPITAL SA                                                5.25         11/15/2013           1,457,828
   2,000,000   TIME WARNER CABLE INCORPORATED                                           5.40         07/02/2012           2,038,020
   2,000,000   VERIZON COMMUNICATIONS INCORPORATED<<                                    5.25         04/15/2013           2,104,900
   1,000,000   VERIZON WIRELESS++                                                       7.38         11/15/2013           1,122,100
   2,000,000   VIACOM INCORPORATED+/-                                                   1.67         06/16/2009           2,000,242
                                                                                                                         17,876,418
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 57


Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
DEPOSITORY INSTITUTIONS: 6.86%
$  1,600,000   BANK OF NEW YORK MELLON CORPORATION+/-                                   1.38%        06/29/2012    $      1,595,800
   2,000,000   BANK OF NEW YORK MELLON CORPORATION                                      4.30         05/15/2014           2,009,044
   2,000,000   HUNTINGTON CAPITAL TRUST I+/-                                            1.74         02/01/2027             841,194
   2,000,000   INDEPENDENCE COMMUNITY BANK CORPORATION+/-                               3.35         06/20/2013           1,663,560
   3,000,000   ING USA GLOBAL FUNDING TRUST SERIES MTN+/-                               1.45         10/09/2009           2,983,152
   4,000,000   INTER-AMERICAN DEVELOPMENT BANK<<+/-                                     1.30         05/20/2014           4,001,109
   5,300,000   JPMORGAN CHASE & COMPANY SERIES 3+/-                                     1.42         12/26/2012           5,355,793
   2,085,000   NATIONAL CITY BANK SERIES MTN                                            4.50         03/15/2010           2,095,704
   1,200,000   PNC FUNDING CORPORATION+/-                                               1.42         04/01/2012           1,210,571
   2,000,000   US BANCORP                                                               4.20         05/15/2014           1,991,364
                                                                                                                         23,747,291
                                                                                                                   ----------------
EATING & DRINKING PLACES: 1.27%
   2,000,000   COCA COLA ENTERPRISES INCORPORATED                                       7.38         03/03/2014           2,284,560
   1,963,000   YUM! BRANDS INCORPORATED                                                 8.88         04/15/2011           2,121,389
                                                                                                                          4,405,949
                                                                                                                   ----------------
ELECTRIC, GAS & SANITARY SERVICES: 4.87%
   2,000,000   ALLIED WASTE NORTH AMERICA                                               6.50         11/15/2010           2,030,000
   2,000,000   CENTERPOINT ENERGY HOUSTON ELECTRIC LLC SERIES U                         7.00         03/01/2014           2,138,340
   2,000,000   ENERGY TRANSFER PARTNERS LP                                              5.65         08/01/2012           1,996,644
   2,500,000   ENTERGY GULF STATES INCORPORATED                                         5.12         08/01/2010           2,492,763
   2,000,000   INDIANA MICHIGAN POWER COMPANY                                           6.38         11/01/2012           2,123,440
   2,000,000   NEVADA POWER COMPANY                                                     6.50         04/15/2012           2,073,380
   2,000,000   PECO ENERGY COMPANY                                                      5.00         10/01/2014           2,102,058
   1,933,618   SALTON SEA FUNDING CORPORATION SERIES C                                  7.84         05/30/2010           1,891,890
                                                                                                                         16,848,515
                                                                                                                   ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 0.52%
   2,000,000   NATIONAL SEMICONDUCTOR CORPORATION+/-                                    1.57         06/15/2010           1,784,140
                                                                                                                   ----------------
FOOD & KINDRED PRODUCTS: 1.87%
   1,125,000   HJ HEINZ COMPANY++                                                      15.59         12/01/2011           1,431,011
   2,797,000   KRAFT FOODS INCORPORATED                                                 6.25         06/01/2012           3,034,317
   2,010,000   MILLER BREWING CORPORATION++                                             5.50         08/15/2013           2,002,386
                                                                                                                          6,467,714
                                                                                                                   ----------------
FOOD STORES: 0.61%
   2,000,000   KROGER COMPANY                                                           6.20         06/15/2012           2,104,222
                                                                                                                   ----------------
GENERAL MERCHANDISE STORES: 0.88%
   2,000,000   JCPENNEY COMPANY INCORPORATED                                            8.00         03/01/2010           2,022,968
   1,000,000   TARGET CORPORATION<<                                                     5.13         01/15/2013           1,034,818
                                                                                                                          3,057,786
                                                                                                                   ----------------
HEALTH SERVICES: 1.16%
   1,825,000   ANTHEM INCORPORATED                                                      6.80         08/01/2012           1,917,526
   2,000,000   ROCHE HOLDINGS INCORPORATED++                                            4.50         03/01/2012           2,107,052
                                                                                                                          4,024,578
                                                                                                                   ----------------
HOLDING & OTHER INVESTMENT OFFICES: 0.59%
   2,000,000   CREDIT SUISSE FIRST BOSTON (USA) INCORPORATED                            4.88         08/15/2010           2,049,055
                                                                                                                   ----------------

                      58 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.04%
$    650,000   CASE NEW HOLLAND INCORPORATED                                            6.00%        06/01/2009    $        650,000
   2,000,000   HEWLETT-PACKARD COMPANY<<+/-                                             1.71         05/27/2011           2,025,048
   1,000,000   INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED+/-                         2.42         08/13/2010             938,963
                                                                                                                          3,614,011
                                                                                                                   ----------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.16%
   2,000,000   METROPOLITAN LIFE GLOBAL FUNDING I++                                     5.13         04/10/2013           1,974,366
   2,000,000   NEW YORK LIFE GLOBAL FUNDING                                             5.25         10/16/2012           2,023,022
                                                                                                                          3,997,388
                                                                                                                   ----------------
INSURANCE CARRIERS: 1.13%
   2,000,000   PRICOA GLOBAL FUNDING I++                                                5.40         10/18/2012           1,950,860
   2,000,000   UNITEDHEALTH GROUP INCORPORATED                                          4.88         02/15/2013           1,974,054
                                                                                                                          3,924,914
                                                                                                                   ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 0.37%
   1,240,000   XEROX CORPORATION                                                        6.88         08/15/2011           1,271,310
                                                                                                                   ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.50%
   1,725,000   HASBRO INCORPORATED                                                      6.13         05/15/2014           1,737,696
                                                                                                                   ----------------
MISCELLANEOUS RETAIL: 0.91%
   2,029,433   CVS CAREMARK CORPORATION++                                               7.77         01/10/2012           2,047,718
   1,000,000   STAPLES INCORPORATED                                                     9.75         01/15/2014           1,102,628
                                                                                                                          3,150,346
                                                                                                                   ----------------
MOTION PICTURES: 0.63%
   2,000,000   HISTORIC TW INCORPORATED                                                 9.13         01/15/2013           2,171,370
                                                                                                                   ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 3.00%
   2,000,000   AMERICAN HONDA FINANCE CORPORATION SERIES MTN+/-++                       1.42         02/05/2010           1,937,270
   2,000,000   CME GROUP INCORPORATED                                                   5.40         08/01/2013           2,071,014
   1,350,000   COUNTRYWIDE HOME LOANS INCORPORATED                                      5.63         07/15/2009           1,350,581
   3,000,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTN                          5.25         10/19/2012           3,038,283
   2,000,000   IBM INTERNATIONAL GROUP CAPITAL LLC+/-                                   1.39         07/29/2009           2,002,780
                                                                                                                         10,399,928
                                                                                                                   ----------------
OIL & GAS EXTRACTION: 0.61%
   2,010,000   ENTERPRISE PRODUCTS PARTNERS OPERATING LP                                7.50         02/01/2011           2,098,346
                                                                                                                   ----------------
PHARMACEUTICALS: 0.61%
   2,000,000   PFIZER INCORPORATED                                                      4.45         03/15/2012           2,119,490
                                                                                                                   ----------------
PIPELINES: 0.52%
   1,800,000   PLAINS ALL AMERICAN PIPELINE LP                                          4.75         08/15/2009           1,801,190
                                                                                                                   ----------------
RAILROAD TRANSPORTATION: 0.63%
   2,100,000   CSX CORPORATION                                                          6.30         03/15/2012           2,166,971
                                                                                                                   ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.34%
   1,499,000   HRPT PROPERTIES TRUST+/-                                                 1.92         03/16/2011           1,175,597
                                                                                                                   ----------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.94%
   3,000,000   BEAR STEARNS COMPANIES INCORPORATED SERIES MTN                           6.95         08/10/2012           3,243,936
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 59


Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
TOBACCO PRODUCTS: 0.63%
$  2,000,000   ALTRIA GROUP INCORPORATED<<                                              7.75%        02/06/2014    $      2,170,218
                                                                                                                   ----------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.79%
   2,000,000   CARGILL INCORPORATED                                                     5.20         01/22/2013           2,013,240
   2,000,000   MCKESSON CORPORATION                                                     6.50         02/15/2014           2,128,384
   2,000,000   SYSCO CORPORATION                                                        4.20         02/12/2013           2,036,070
                                                                                                                          6,177,694
                                                                                                                   ----------------
TOTAL CORPORATE BONDS & NOTES (COST $139,708,550)                                                                       140,095,816
                                                                                                                   ----------------
FOREIGN CORPORATE BONDS: 9.82%
   2,000,000   ARCELORMITTAL                                                            5.38         06/01/2013           1,844,084
   2,000,000   BP CAPITAL MARKETS PLC                                                   3.63         05/08/2014           1,973,206
   3,450,000   BRITISH SKY BROADCASTING GROUP PLC                                       8.20         07/15/2009           3,470,524
   2,395,000   COVIDIEN INTERNATIONAL FINANCE                                           5.15         10/15/2010           2,467,164
   2,000,000   DELHAIZE GROUP                                                           5.88         02/01/2014           2,012,350
   2,700,000   ENCANA CORPORATION                                                       4.60         08/15/2009           2,717,402
   1,500,000   KOREA DEVELOPMENT BANK                                                   4.63         09/16/2010           1,513,751
   2,000,000   NATIONAL AUSTRALIA BANK LIMITED SERIES A                                 8.60         05/19/2010           2,136,100
   2,500,000   PCCW HKT CAPITAL LIMITED++                                               8.00         11/15/2011           2,598,238
     100,000   PEMEX FINANCE LIMITED                                                    9.69         08/15/2009             100,125
   2,500,000   ROGERS WIRELESS INCORPORATED<<                                           9.63         05/01/2011           2,673,533
   1,500,000   SHAW COMMUNICATIONS INCORPORATION                                        7.25         04/06/2011           1,528,125
   2,500,000   TELEFONICA EMISIONES SAU+/-                                              1.59         06/19/2009           2,500,410
   2,000,000   THOMSON CORPORATION                                                      4.25         08/15/2009           2,008,000
   2,000,000   WEATHERFORD INTERNATIONAL LIMITED                                        5.15         03/15/2013           1,919,722
   1,500,000   WESTFIELD CAPITAL CORPORATION LIMITED/ WT FINANCE
               LIMITED/ WEA FINANCE LLC                                                 4.38         11/15/2010           1,463,493
   1,000,000   WOOLWORTHS LIMITED++                                                     5.25         11/15/2011           1,055,588
TOTAL FOREIGN CORPORATE BONDS (COST $33,604,939)                                                                         33,981,815
                                                                                                                   ----------------
MUNICIPAL BONDS & NOTES: 7.78%

ARIZONA: 1.44%
  5,000,000    PHOENIX AZ IDA AMERICA WEST ARENA (RECREATIONAL FACILITIES
               REVENUE, AMBAC INSURED)                                                  7.13         12/01/2021           5,002,750
                                                                                                                   ----------------
CALIFORNIA: 2.55%
    2,500,000  ALAMEDA COUNTY CA CAPITAL APPRECIATION TAXABLE-SERIES B
               (OTHER REVENUE, MBIA INSURED)##                                          4.35         12/01/2009           2,446,800
    6,690,000  LOS ANGELES COUNTY CA PENSION OBLIGATION CAPITAL APPRECIATION
                TAXABLE SERIES D (PROPERTY TAX REVENUE, MBIA INSURED)##                 4.21         06/30/2010           6,394,503
                                                                                                                          8,841,303
                                                                                                                   ----------------
ILLINOIS: 0.37%
   1,475,000   COOK COUNTY IL SCHOOL DISTRICT #155 SERIES C (GO - SCHOOL
               DISTRICTS, FIRST SECURITY BANK LOC)##                                    5.22         12/01/2011           1,296,820
                                                                                                                   ----------------
IOWA: 0.09%
     315,000   TOBACCO SETTLEMENT AUTHORITY OF IOWA SERIES A (EXCISE TAX
               REVENUE LOC)                                                             6.79         06/01/2010             315,066
                                                                                                                   ----------------
LOUISIANA: 0.07%
     321,760   TOBACCO SETTLEMENT FINANCING CORPORATION LA SERIES 2001A (OTHER
               REVENUE LOC)                                                             6.36         05/15/2025             238,112
                                                                                                                   ----------------
MISSISSIPPI: 0.59%
   2,000,000   MISSISSIPPI BUSINESS FINANCE CORPORATION WASTE MANAGEMENT
               INCORPORATED PROJECT (SOLID WASTE REVENUE)                               6.88         03/01/2029           2,027,260
                                                                                                                   ----------------

                      60 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
PENNSYLVANIA: 0.94%
$  3,565,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL
               APPRECIATION LIMITED OBLIGATION SERIES D (SPECIAL FACILITIES
               REVENUE)##                                                               5.79%        12/15/2010    $      3,255,273
                                                                                                                   ----------------
PUERTO RICO: 1.36%
   4,500,000   PUERTO RICO PUBLIC FINANCE CORPORATION SERIES A PREREFUNDED
               (OTHER REVENUE)ss                                                        6.10         08/01/2017           4,697,505
                                                                                                                   ----------------
TEXAS: 0.37%
   1,290,000   REEVES COUNTY TX LEASE RENTALS LAW ENFORCEMENT (LEASE REVENUE,
               ACA INSURED)                                                             5.75         03/01/2012           1,270,319
                                                                                                                   ----------------
TOTAL MUNICIPAL BONDS & NOTES (COST $27,194,755)                                                                         26,944,408
                                                                                                                   ----------------
US TREASURY SECURITIES: 3.70%
US TREASURY NOTES: 3.70%
   5,000,000   US TREASURY NOTE<<                                                       0.88         12/31/2010           5,010,940
      25,000   US TREASURY NOTE                                                         4.88         06/30/2012              27,607
   2,635,000   US TREASURY NOTE<<                                                       3.13         04/30/2013           2,765,514
   2,665,000   US TREASURY NOTE<<                                                       1.88         02/28/2014           2,617,536
   2,316,100   US TREASURY NOTE - INFLATION PROTECTED<<&                                1.88         07/15/2013           2,389,201
                                                                                                                         12,810,798
                                                                                                                   ----------------
TOTAL US TREASURY SECURITIES (COST $12,612,862)                                                                          12,810,798
                                                                                                                   ----------------

    SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 13.73%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.54%
   2,196,156   AIM STIT-LIQUID ASSETS PORTFOLIO                                                                           2,196,156
   2,196,156   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                               2,196,156
   2,196,156   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                 2,196,156
   2,196,156   DWS MONEY MARKET SERIES INSTITUTIONAL                                                                      2,196,156
                                                                                                                          8,784,624
                                                                                                                   ----------------

  PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 11.19%
$    158,281   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                          0.47         06/02/2009             158,275
      79,141   AMSTERDAM FUNDING CORPORATION++(p)                                       0.35         06/01/2009              79,139
     633,126   ANTALIS US FUNDING CORPORATION++(p)                                      0.35         06/10/2009             633,058
   2,064,307   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $2,064,318)                                              0.19         06/01/2009           2,064,307
     197,852   BANK OF IRELAND                                                          0.40         06/02/2009             197,852
     593,556   BARTON CAPITAL CORPORATION++(p)                                          0.30         06/03/2009             593,536
     197,852   BARTON CAPITAL CORPORATION++(p)                                          0.25         06/12/2009             197,834
     197,852   BNP PARIBAS (NEW YORK)                                                   0.28         06/08/2009             197,851
     593,556   BNP PARIBAS (NEW YORK)                                                   1.75         06/16/2009             593,975
     494,630   BRYANT BANK FUNDING LLC++(p)                                             0.27         06/22/2009             494,544
     375,919   BRYANT BANK FUNDING LLC++(p)                                             0.26         06/26/2009             375,845
      21,764   CALCASIEU PARISH LA+/-ss                                                 0.75         12/01/2027              21,764
      63,313   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss              0.75         06/01/2028              63,313
     791,407   CALYON (NEW YORK)                                                        0.25         06/22/2009             791,407
     791,407   CANCARA ASSET SECURITIZATION LIMITED(p)                                  0.40         06/15/2009             791,267
     474,844   CBA (DELAWARE) FINANCE INCORPORATED                                      0.26         06/29/2009             474,742
     242,491   CHEYNE FINANCE LLC+/-++####(a)(i)                                        0.00         02/25/2008               4,001
      52,480   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                1.10         10/01/2038              52,480
      98,926   COOK COUNTY IL+/-ss                                                      0.90         11/01/2030              98,926
     474,844   DANSKE BANK A/S COPENHAGEN                                               0.38         06/01/2009             474,844

                      Wells Fargo Advantage Income Funds 61


Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    336,348   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                             2.00%        12/15/2037    $        336,348
     235,444   DEUTSCHE BANK (NEW YORK)                                                 0.62         06/25/2009             235,498
   2,064,307   DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
               MORTGAGE BACKED SECURITIES (MATURITY VALUE $2,064,317)                   0.18         06/01/2009           2,064,307
     712,267   DEXIA CREDIT LOCAL DE FRANCE SA                                          0.35         06/01/2009             712,267
     458,522   DNB NOR BANK ASA                                                         0.78         06/29/2009             458,705
     276,993   E.ON AG++                                                                0.41         06/02/2009             276,983
     474,844   E.ON AG++                                                                0.35         06/11/2009             474,789
     296,778   EBBETS FUNDING LLC++(p)                                                  0.50         06/02/2009             296,765
     138,496   EBBETS FUNDING LLC++(p)                                                  0.50         06/03/2009             138,489
      79,141   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/02/2009              79,137
     178,067   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/03/2009             178,057
     791,407   FAIRWAY FINANCE CORPORATION++(p)                                         0.25         06/22/2009             791,281
     751,837   FORTIS FUNDING LLC++                                                     0.23         06/01/2009             751,827
     237,422   GDF SUEZ++                                                               0.28         06/18/2009             237,387
     593,556   GDF SUEZ++                                                               0.30         06/19/2009             593,457
     296,778   GEMINI SECURITIZATION INCORPORATED(p)                                    0.28         06/17/2009             296,736
     224,423   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
               MORTGAGE BACKED SECURITIES (MATURITY VALUE $224,424)                     0.17         06/01/2009             224,423
      59,356   GRAMPIAN FUNDING++(p)                                                    0.39         06/04/2009              59,352
     495,005   GRYPHON FUNDING LIMITED(a)(i)                                            0.00         08/23/2009             156,026
      32,646   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                    2.10         11/01/2042              32,646
     160,260   HOUSTON TX UTILITY SYSTEM+/-ss                                           0.55         05/15/2034             160,260
      56,586   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                  0.35         07/01/2029              56,586
      39,570   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                       0.75         01/01/2018              39,570
     395,704   INTESA FUNDING LLC                                                       0.25         06/01/2009             395,698
     217,637   IRISH LIFE & PERMANENT PLC++                                             0.55         06/02/2009             217,627
     138,496   Irish Life & PERMANENT PLC++                                             0.60         06/03/2009             138,487
     197,852   Irish Life & PERMANENT PLC++                                             0.60         06/05/2009             197,832
     435,274   JPMORGAN CHASE FUNDING INCORPORATED++                                    0.25         06/02/2009             435,265
      59,356   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                   0.65         04/15/2025              59,356
     455,059   KBC BANK NV BRUSSELS                                                     0.35         06/01/2009             455,059
     435,274   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                           0.28         06/01/2009             435,267
      57,298   KITTY HAWK FUNDING CORPORATION++(p)                                      0.27         06/04/2009              57,296
     566,331   KITTY HAWK FUNDING CORPORATION++(p)                                      0.26         06/25/2009             566,225
     771,622   LIBERTY STREET FUNDING CORPORATION++(p)                                  0.26         06/22/2009             771,494
     284,907   LMA AMERICAS LLC++(p)                                                    0.29         06/23/2009             284,852
     494,630   MASSACHUSETTS HEFA+/-ss                                                  0.30         10/01/2034             494,630
     375,919   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/16/2009             375,865
     395,704   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/26/2009             395,615
      79,141   MISSISSIPPI STATE GO+/-ss                                                2.00         11/01/2028              79,141
     633,126   MONT BLANC CAPITAL CORPORATION(p)                                        0.30         06/19/2009             633,020
      59,356   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                0.26         02/01/2036              59,356
     791,407   NATIONWIDE BUILDING SOCIETY++                                            0.28         06/18/2009             791,290
     336,348   NATIXIS                                                                  0.28         06/04/2009             336,348
      39,570   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                 3.50         01/01/2018              39,570
     265,121   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.30         06/17/2009             265,082
      74,610   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.40         06/17/2009              74,595
     197,852   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                             0.30         06/22/2009             197,814
      98,926   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                 0.44         01/01/2034              98,926
     593,556   OLD LINE FUNDING CORPORATION++(p)                                        0.30         06/04/2009             593,531
     791,407   PRUDENTIAL PLC++                                                         0.37         06/17/2009             791,261
     870,548   RABOBANK NEDERLAND NV (NEW YORK)                                         0.19         06/01/2009             870,548
     633,126   RANGER FUNDING CORPORATION++(p)                                          0.30         06/16/2009             633,036
     108,819   REGENCY MARKETS #1 LLC(p)++                                              0.30         06/10/2009             108,809

                      62 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    346,241   REGENCY MARKETS #1 LLC(p)++                                              0.37%        06/10/2009    $        346,202
     277,507   REGENCY MARKETS #1 LLC(p)++                                              0.38         06/15/2009             277,460
     207,744   ROYAL BANK OF SCOTLAND (NEW YORK)                                        1.25         06/03/2009             207,768
     395,704   ROYAL BANK OF SCOTLAND PLC                                               0.25         06/01/2009             395,704
     306,670   ROYAL BANK OF SCOTLAND PLC                                               0.35         06/01/2009             306,664
     474,844   SALISBURY RECEIVABLES COMPANY++(p)                                       0.25         06/22/2009             474,769
     187,959   SANPAOLO IMI US FINANCIAL COMPANY                                        0.29         06/01/2009             187,956
     356,133   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/04/2009             356,111
     375,919   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/05/2009             375,890
     287,380   SHEFFIELD RECEIVABLES CORPORATION++(p)                                   0.30         06/02/2009             287,373
     296,778   SHEFFIELD RECEIVABLES CORPORATION++(p)                                   0.30         06/05/2009             296,763
     830,978   SOCIETE GENERALE BANNON LLC                                              0.32         06/25/2009             830,978
     593,556   STARBIRD FUNDING CORPORATION++(p)                                        0.30         06/15/2009             593,476
     593,556   STRAIGHT A FUNDING LLC++(p)                                              0.28         06/24/2009             593,440
     189,324   SVENSKA HANDELSBANKEN (NEW YORK)                                         1.00         06/12/2009             189,376
     296,778   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.25         06/03/2009             296,770
     494,630   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.30         06/18/2009             494,551
     791,744   THUNDER BAY FUNDING INCORPORATED++(p)                                    0.30         06/01/2009             791,731
     791,407   TULIP FUNDING CORPORATION(p)++                                           0.26         06/26/2009             791,253
     130,582   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                        0.35         07/01/2032             130,582
     375,919   UBS AG (STAMFORD CT)                                                     1.34         06/02/2009             375,948
     494,630   UBS FINANCE (DELAWARE) LLC                                               0.20         06/01/2009             494,624
     830,978   UNICREDITO ITALIANO (NEW YORK)                                           0.45         06/30/2009             830,981
      59,356   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                        0.58         12/15/2040              59,356
      79,141   VERSAILLES CP LLC++(p)                                                   0.55         06/02/2009              79,137
     178,067   VERSAILLES CP LLC++(p)                                                   0.50         06/03/2009             178,057
     423,083   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.34         05/02/2008             177,695
     424,882   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.32         08/07/2008             178,450
     670,882   VICTORIA FUNDING LLC+/-++####(a)(i)                                      0.66         04/03/2008             281,770
                                                                                                                         38,743,586
                                                                                                                   ----------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $47,925,135)                                                               47,528,210
                                                                                                                   ----------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 10.18%
  34,921,433   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                              34,921,433
                                                                                                                   ----------------

  PRINCIPAL
------------
US TREASURY BILLS: 0.09%
$    300,000   US TREASURY BILL###                                                      0.20         06/25/2009             299,984
                                                                                                                   ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $35,221,393)                                                                          35,221,417
                                                                                                                   ----------------
TOTAL INVESTMENTS IN SECURITIES
(COST $413,332,560)*                                                      112.93%                                  $    390,866,305
                                                                                                                   ----------------
OTHER ASSETS AND LIABILITIES, NET                                         (12.93)                                       (44,740,091)
                                                                          ------                                   ----------------
TOTAL NET ASSETS                                                          100.00%                                  $    346,126,214
                                                                          ------                                   ----------------

                      Wells Fargo Advantage Income Funds 63


Portfolio of Investments--May 31, 2009

SHORT-TERM BOND FUND

----------
<<   All or a portion of this security is on loan.

+/-  Variable rate investments.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

##   Zero coupon bond. Interest rate presented is yield to maturity.

& U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p)  Asset-backed Commercial Paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $34,921,433.

#    Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $413,448,262 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  5,860,538
Gross unrealized depreciation                 (28,442,495)
                                             ------------
Net unrealized appreciation (depreciation)   $(22,581,957)

The accompanying notes are an integral part of these financial statements.

                     64 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.09%
$    233,113   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1994-5
               CLASS B2+/-                                                              3.16%        04/25/2024    $        228,784
                                                                                                                   ----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $225,843)                                                                   228,784
                                                                                                                   ----------------
CORPORATE BONDS & NOTES: 57.69%
APPAREL & ACCESSORY STORES: 1.21%
   1,000,000   MACY'S RETAIL HOLDINGS INCORPORATED                                      8.50         06/01/2010           1,005,287
   2,000,000   WARNACO INCORPORATED                                                     8.88         06/15/2013           2,020,000
                                                                                                                          3,025,287
                                                                                                                   ----------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 2.13%
   1,000,000   DR HORTON INCORPORATED                                                   4.88         01/15/2010             982,500
   1,000,000   DR HORTON INCORPORATED                                                   5.38         06/15/2012             910,000
   1,500,000   PULTE HOMES INCORPORATED                                                 7.88         08/01/2011           1,507,500
   2,000,000   TOLL BROTHERS FINANCE CORPORATION                                        6.88         11/15/2012           1,936,812
                                                                                                                          5,336,812
                                                                                                                   ----------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.94%
   2,500,000   SUBURBAN PROPANE PARTNERS                                                6.88         12/15/2013           2,350,000
                                                                                                                   ----------------
BUSINESS SERVICES: 2.37%
   3,500,000   FTI CONSULTING INCORPORATED                                              7.63         06/15/2013           3,430,000
   2,500,000   IRON MOUNTAIN INCORPORATED<<                                             8.63         04/01/2013           2,500,000
                                                                                                                          5,930,000
                                                                                                                   ----------------
CASINO & GAMING: 0.37%
   1,000,000   TURNING STONE CASINO RESORT ENTERPRISE++                                 9.13         12/15/2010             920,000
                                                                                                                   ----------------
CHEMICALS & ALLIED PRODUCTS: 1.75%
   3,000,000   CHURCH & DWIGHT COMPANIES INCORPORATED                                   6.00         12/15/2012           2,977,500
   1,400,000   NALCO COMPANY                                                            7.75         11/15/2011           1,414,000
                                                                                                                          4,391,500
                                                                                                                   ----------------
COAL MINING: 2.71%
   2,000,000   ARCH WESTERN FINANCE LLC                                                 6.75         07/01/2013           1,820,000
   2,510,000   CONSOL ENERGY INCORPORATED                                               7.88         03/01/2012           2,553,925
   2,500,000   PEABODY ENERGY CORPORATION                                               6.88         03/15/2013           2,412,500
                                                                                                                          6,786,425
                                                                                                                   ----------------
COMMUNICATIONS: 11.76%
   3,000,000   AMERICAN TOWER CORPORATION<<                                             7.50         05/01/2012           3,056,250
   1,500,000   CINCINNATI BELL INCORPORATED                                             7.25         07/15/2013           1,421,250
   1,000,000   CITIZENS COMMUNICATIONS COMPANY                                          9.25         05/15/2011           1,036,250
   2,000,000   CITIZENS COMMUNICATIONS COMPANY                                          6.25         01/15/2013           1,872,500
   3,000,000   CSC HOLDINGS INCORPORATED SERIES B                                       7.63         04/01/2011           2,992,500
   1,000,000   DIRECTV HOLDINGS/FINANCE                                                 8.38         03/15/2013           1,007,500
   3,000,000   ECHOSTAR DBS CORPORATION<<                                               6.38         10/01/2011           2,898,750
   3,000,000   L3 COMMUNICATIONS CORPORATION                                            7.63         06/15/2012           2,996,250
   1,000,000   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                          7.25         02/15/2011             975,000
   2,500,000   QWEST CORPORATION                                                        7.88         09/01/2011           2,490,625
   1,500,000   SPRINT CAPITAL CORPORATION<<                                             7.63         01/30/2011           1,481,250
   2,500,000   TIME WARNER CABLE INCORPORATED                                           7.50         04/01/2014           2,711,625
   2,500,000   VIACOM INCORPORATED                                                      5.75         04/30/2011           2,534,365
   2,000,000   WINDSTREAM CORPORATION                                                   8.13         08/01/2013           1,967,500
                                                                                                                         29,441,615
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 65


Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
ELECTRIC, GAS & SANITARY SERVICES: 4.40%
$    764,000   AES CORPORATION++                                                        8.75%        05/15/2013    $        777,370
   3,000,000   ALLIED WASTE NORTH AMERICA INCORPORATED                                  6.13         02/15/2014           2,985,000
     454,000   CLEAN HARBORS INCORPORATED                                              11.25         07/15/2012             454,568
   3,000,000   CMS ENERGY CORPORATION<<                                                 7.75         08/01/2010           3,032,715
   1,270,000   IPALCO ENTERPRISES INCORPORATED                                          8.63         11/14/2011           1,276,350
   1,000,000   MIRANT AMERICAS GENERATION LLC                                           8.30         05/01/2011             995,000
   1,528,438   SALTON SEA FUNDING CORPORATION SERIES C                                  7.84         05/30/2010           1,495,454
                                                                                                                         11,016,457
                                                                                                                   ----------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 3.31%
   3,000,000   BALL CORPORATION                                                         6.88         12/15/2012           2,928,750
   3,000,000   CROWN AMERICAS LLC/CROWN AMERICAS CAPITAL CORPORATION                    7.63         11/15/2013           2,925,000
   2,500,000   SILGAN HOLDINGS INCORPORATED                                             6.75         11/15/2013           2,437,500
                                                                                                                          8,291,250
                                                                                                                   ----------------
FOOD & KINDRED PRODUCTS: 1.20%
   3,000,000   CONSTELLATION BRANDS INCORPORATED<<                                      8.38         12/15/2014           3,000,000
                                                                                                                   ----------------
GENERAL MERCHANDISE STORES: 1.78%
   2,000,000   FEDERATED DEPARTMENT STORES                                              6.63         04/01/2011           1,933,964
   2,500,000   JCPENNEY COMPANY INCORPORATED                                            8.00         03/01/2010           2,528,710
                                                                                                                          4,462,674
                                                                                                                   ----------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.78%
   2,000,000   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                         7.88         05/01/2012           1,945,000
                                                                                                                   ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.40%
   1,000,000   CASE NEW HOLLAND INCORPORATED                                            6.00         06/01/2009           1,000,000
   2,500,000   GAMESTOP CORPORATION                                                     8.00         10/01/2012           2,509,375
                                                                                                                          3,509,375
                                                                                                                   ----------------
JUSTICE, PUBLIC ORDER & SAFETY: 1.18%
   2,500,000   CORRECTIONS CORPORATION OF AMERICA                                       7.50         05/01/2011           2,475,000
     500,000   CORRECTIONS CORPORATION OF AMERICA                                       6.25         03/15/2013             473,750
                                                                                                                          2,948,750
                                                                                                                   ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS: 2.57%
   2,000,000   BIO-RAD LABORATORIES INCORPORATED                                        7.50         08/15/2013           1,975,000
   3,000,000   BOSTON SCIENTIFIC CORPORATION                                            6.00         06/15/2011           2,955,000
   1,500,000   FRESENIUS MEDICAL CARE CAPITAL TRUST IV                                  7.88         06/15/2011           1,496,250
                                                                                                                          6,426,250
                                                                                                                   ----------------
MEMBERSHIP ORGANIZATIONS: 0.54%
   1,500,000   OMNICARE INCORPORATED                                                    6.13         06/01/2013           1,361,250
                                                                                                                   ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.57%
   1,460,000   ESTERLINE TECHNOLOGIES CORPORATION                                       7.75         06/15/2013           1,412,550
                                                                                                                   ----------------
MISCELLANEOUS RETAIL: 0.95%
   2,355,893   CVS CAREMARK CORPORATION++                                               7.77         01/10/2012           2,377,119
                                                                                                                   ----------------
MOTION PICTURES: 1.08%
   2,500,000   HISTORIC TW INCORPORATED                                                 9.13         01/15/2013           2,714,213
                                                                                                                   ----------------

                     66 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.68%
$  1,750,000   KINDER MORGAN FINANCE COMPANY ULC                                        5.35%        01/05/2011    $      1,701,875
                                                                                                                   ----------------
OIL & GAS EXTRACTION: 5.14%
   3,000,000   CHESAPEAKE ENERGY CORPORATION<<                                          7.63         07/15/2013           2,805,000
   2,250,000   FOREST OIL CORPORATION                                                   8.00         12/15/2011           2,238,750
   2,000,000   KCS ENERGY INCORPORATED                                                  7.13         04/01/2012           1,865,000
   3,000,000   NEWFIELD EXPLORATION COMPANY                                             7.63         03/01/2011           3,022,500
   3,000,000   RANGE RESOURCES CORPORATION                                              7.38         07/15/2013           2,925,000
                                                                                                                         12,856,250
                                                                                                                   ----------------
PAPER & ALLIED PRODUCTS: 1.42%
   1,500,000   MEADWESTVACO CORPORATION                                                 6.85         04/01/2012           1,507,250
   2,000,000   ROCK-TENN COMPANY                                                        8.20         08/15/2011           2,047,500
                                                                                                                          3,554,750
                                                                                                                   ----------------
PERSONAL SERVICES: 2.72%
   2,000,000   DAVITA INCORPORATED                                                      6.63         03/15/2013           1,875,000
   2,500,000   RAINBOW NATIONAL SERVICES LLC++                                          8.75         09/01/2012           2,528,125
   2,500,000   SERVICES CORPORATE INTERNATIONAL                                         7.38         10/01/2014           2,406,250
                                                                                                                          6,809,375
                                                                                                                   ----------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.34%
   1,000,000   FERRELLGAS PARTNERS LP                                                   8.75         06/15/2012             920,000
   2,500,000   FRONTIER OIL CORPORATION                                                 6.63         10/01/2011           2,443,750
                                                                                                                          3,363,750
                                                                                                                   ----------------
PIPELINES: 1.01%
   2,500,000   WILLIAMS COMPANIES INCORPORATED                                          7.13         09/01/2011           2,524,900
                                                                                                                   ----------------
REAL ESTATE: 0.68%
   1,780,000   HOST MARRIOTT LP SERIES M                                                7.00         08/15/2012           1,708,800
                                                                                                                   ----------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.20%
     500,000   GOODYEAR TIRE & RUBBER COMPANY+/-                                        6.32         12/01/2009             497,500
                                                                                                                   ----------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 1.00%
   2,500,000   OWENS-BROCKWAY GLASS CONTAINER INCORPORATED                              8.25         05/15/2013           2,500,000
                                                                                                                   ----------------
TEXTILE MILL PRODUCTS: 0.50%
   1,200,000   INTERFACE INCORPORATED                                                  10.38         02/01/2010           1,254,120
                                                                                                                   ----------------
TOTAL CORPORATE BONDS & NOTES (COST $144,616,037)                                                                       144,417,847
                                                                                                                   ----------------
FOREIGN CORPORATE BONDS: 2.33%
   2,000,000   INTELSAT SUBSIDIARY HOLDING COMPANY LIMITED++                            8.50         01/15/2013           1,960,000
   1,280,000   ROGERS WIRELESS INCORPORATED                                             8.00         12/15/2012           1,315,200
   2,500,000   SHAW COMMUNICATIONS INCORPORATED                                         7.20         12/15/2011           2,550,000
                                                                                                                   ----------------
TOTAL FOREIGN CORPORATE BONDS (COST $5,810,256)                                                                           5,825,200
                                                                                                                   ----------------
MUNICIPAL BONDS & NOTES: 0.69%
NEVADA: 0.58%
   1,500,000   CLARK COUNTY NV NEVADA POWER COMPANY PROJECT SERIES D (IDR, ACA
               INSURED)                                                                 5.30         10/01/2011           1,455,405
                                                                                                                   ----------------
TEXAS: 0.11%
     280,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES B (TAX INCREMENTAL
               REVENUE)                                                                 6.75         02/15/2010             278,065
                                                                                                                   ----------------
TOTAL MUNICIPAL BONDS & NOTES (COST $1,722,877)                                                                           1,733,470
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 67


Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
TERM LOANS: 27.67%
$  2,100,000   AFFILIATED COMPUTER SERVICES TERM LOAN                                   2.31%        03/20/2013    $      1,958,691
   1,000,000   ALLIANCE IMAGING INCORPORATED TERM LOAN                                  3.58         12/29/2011             952,500
   1,485,000   AMC ENTERTAINMENT HOLDINGS INCORPORATED TERM LOAN                        1.94         01/26/2013           1,356,295
   2,893,401   AMERISTAR CASINOS INCORPORATED TERM LOAN                                 3.25         11/10/2012           2,690,863
   1,470,133   ARAMARK CORPORATION TERM LOAN B                                          3.04         01/26/2014           1,331,690
      29,867   ARAMARK CORPORATION TERM LOAN C                                          2.34         01/26/2014              27,055
   2,567,394   ARBY'S RESTAURANT GROUP TERM LOAN                                        6.75         07/25/2012           2,490,372
   3,000,000   ASHLAND INCORPORATED TERM LOAN                                           7.65         05/20/2014           2,955,000
   1,537,573   BALDOR ELECTRIC COMPANY TERM LOAN                                        5.25         01/31/2014           1,468,382
   1,496,203   BIOMET INCORPORATED TERM LOAN                                            4.15         03/25/2015           1,407,373
   1,000,000   CASELLA WASTE SYSTEMS INCORPORATED TERM LOAN                             2.47         04/28/2010             927,500
   1,500,000   CENTENNIAL CELLULAR OPERATION TERM LOAN                                  3.22         02/09/2011           1,488,435
   1,868,469   COMMUNITY HEALTH SYSTEMS INCORPORATED TERM LOAN                          3.45         07/25/2014           1,663,517
      95,449   COMMUNITY HEALTH SYSTEMS INCORPORATED TERM LOAN                          5.25         07/25/2014              84,979
   1,337,941   DAVITA INCORPORATED TERM LOAN B1                                         2.44         10/05/2012           1,244,499
   2,496,183   DEAN FOODS CORPORATION TERM LOAN                                         2.66         04/02/2014           2,282,959
   2,102,042   DEL MONTE CORPORATION TERM LOAN                                          2.30         02/08/2012           2,063,512
         317   DEX MEDIA WEST LLC TERM LOAN B                                           6.81         09/10/2010                 258
   2,438,251   DIRECTV GROUP INCORPORATED TERM LOAN                                     2.02         04/08/2013           2,311,779
   2,197,257   DOLLAR GENERAL CORPORATION TERM LOAN                                     3.44         07/06/2014           2,040,702
   1,495,114   DOMTAR CORPORATION TERM LOAN                                             1.76         03/07/2014           1,379,243
   2,000,000   EDUCATION MANAGEMENT LLC TERM LOAN                                       3.00         06/01/2013           1,798,340
   1,291,988   GEORGIA-PACIFIC CORPORATION 1ST LIEN TERM LOAN B                         3.26         12/20/2012           1,194,482
     997,494   GP TERM LOAN                                                             3.29         12/22/2012             922,213
     847,461   HCA INCORPORATED TERM LOAN                                               3.47         11/18/2013             755,299
   1,000,000   IOWA TELECOMMUNICATIONS TERM LOAN                                        2.89         11/23/2011             908,750
   2,237,467   JARDEN CORPORATION TERM LOAN                                             3.72         01/24/2012           2,138,370
     228,040   JOHNSONDIVERSEY INCORPORATED TERM LOAN                                   3.18         12/16/2010             213,217
     975,812   JOHNSONDIVERSEY INCORPORATED TERM LOAN                                   3.18         12/16/2011             912,384
   1,491,439   LIFEPOINT INCORPORATED TERM LOAN B                                       2.88         04/15/2012           1,407,173
   1,745,524   METROPCS WIRELESS INCORPORATED TERM LOAN                                 3.09         11/03/2013           1,648,787
     679,248   MIRANT NORTH AMERICA LLC TERM LOAN                                       2.27         01/03/2013             634,248
   2,000,000   NALCO COMPANY TERM LOAN                                                  6.50         05/06/2016           2,001,880
     323,883   NALCO COMPANY TERM LOAN B                                                4.19         11/01/2010             320,968
   2,371,992   NRG ENERGY INCORPORATED TERM LOAN B1                                     2.72         02/01/2013           2,191,863
   2,191,230   PENN NATIONAL GAMING TERM LOAN                                           2.46         10/03/2012           2,061,312
     995,070   PSYCHIATRIC SOLUTIONS INCORPORATED TERM LOAN                             2.21         07/31/2012             917,126
   1,000,000   ROCKWOOD SPECIALTIES GROUP TERM LOAN                                     2.18         07/30/2012             948,330
   2,500,000   SUNGARD DATA SYSTEMS INCORPORATED TERM LOAN                              2.48         02/28/2014           2,275,775
   3,398,984   SUPERVALU INCORPORATED TERM LOAN                                         1.67         06/02/2012           3,132,878
   1,994,819   THE WILLIAM CARTER COMPANY TERM LOAN                                     2.01         07/14/2012           1,895,078
   3,494,911   TIME WARNER TELECOM HOLDINGS TERM LOAN                                   2.43         01/07/2013           3,225,314
   3,000,000   TRANSDIGM INCORPORATED TERM LOAN                                         3.23         06/23/2013           2,779,290
   2,000,000   US ONCOLOGY INCORPORATED TERM LOAN                                       4.56         08/20/2011           1,893,760
     727,586   VISANT CORPORATION TERM LOAN                                             2.41         01/21/2011             686,354
     291,034   VISANT CORPORATION TERM LOAN B                                           5.17         09/30/2011             274,541
TOTAL TERM LOANS (COST $68,180,426)                                                                                      69,263,336
                                                                                                                   ----------------

  SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 3.49%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.70%
     437,586   AIM STIT-LIQUID ASSETS PORTFOLIO                                                                             437,586
     437,586   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                 437,586

                     68 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

   Shares      Security Name                                                                                             VALUE
------------   -----------------------------------------------------------------                                   ----------------
COLLATERAL INVESTED IN MONEY MARKET FUNDS (CONTINUED)
     437,586   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                          $        437,586
     437,586   DWS MONEY MARKET SERIES INSTITUTIONAL                                                                        437,586
                                                                                                                          1,750,344
                                                                                                                   ----------------

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE
------------   -----------------------------------------------------------------   -------------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 2.79%
$     30,030   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                          0.47%        06/02/2009              30,029
     132,992   AMSTERDAM FUNDING CORPORATION++(p)                                       0.35         06/01/2009             132,989
     128,273   ANTALIS US FUNDING CORPORATION++(p)                                      0.35         06/10/2009             128,259
      92,575   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                           0.30         06/10/2009              92,567
     267,288   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $267,289)                                                0.19         06/01/2009             267,288
      42,901   BANK OF IRELAND                                                          0.40         06/02/2009              42,901
      94,407   BARTON CAPITAL CORPORATION++(p)                                          0.25         06/12/2009              94,399
      42,901   BNP PARIBAS (NEW YORK)                                                   0.28         06/08/2009              42,900
     102,962   BNP PARIBAS (NEW YORK)                                                   1.75         06/16/2009             103,034
      32,403   BRYANT BANK FUNDING LLC++(p)                                             0.27         06/22/2009              32,397
     128,702   BRYANT BANK FUNDING LLC++(p)                                             0.26         06/26/2009             128,677
      17,160   CALCASIEU PARISH LA+/-ss                                                 0.75         12/01/2027              17,160
      23,595   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss              0.75         06/01/2028              23,595
     150,152   CALYON (NEW YORK)                                                        0.25         06/22/2009             150,152
     152,297   CANCARA ASSET SECURITIZATION LIMITED++(p)                                0.40         06/15/2009             152,270
      94,381   CBA (DELAWARE) FINANCE INCORPORATED                                      0.26         06/29/2009              94,361
      55,452   CHEYNE FINANCE LLC+/-####(a)(i)                                          0.00         02/25/2008                 915
      42,692   CHEYNE FINANCE LLC+/-####(a)(i)                                          0.00         05/19/2008                 704
      11,358   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                1.10         10/01/2038              11,358
      34,321   COOK COUNTY IL+/-ss                                                      0.90         11/01/2030              34,321
      98,671   DANSKE BANK A/S COPENHAGEN                                               0.38         06/01/2009              98,671
      77,221   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                             2.00         12/15/2037              77,221
      47,191   DEUTSCHE BANK (NEW YORK)                                                 0.62         06/25/2009              47,202
     267,288   DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
               MORTGAGE BACKED SECURITIES (MATURITY VALUE $267,289)                     0.18         06/01/2009             267,288
     141,572   DEXIA CREDIT LOCAL DE FRANCE SA                                          0.35         06/01/2009             141,572
      98,671   DNB NOR BANK ASA                                                         0.78         06/29/2009              98,711
     150,152   E.ON AG++                                                                0.41         06/02/2009             150,147
      25,740   E.ON AG++                                                                0.35         06/11/2009              25,737
      60,061   EBBETS FUNDING LLC++(p)                                                  0.50         06/02/2009              60,058
      30,030   EBBETS FUNDING LLC++(p)                                                  0.50         06/03/2009              30,029
      12,870   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/02/2009              12,870
      34,321   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/03/2009              34,319
     107,243   ENTERPRISE FUNDING LLC++(p)                                              0.55         06/02/2009             107,238
     148,295   FAIRWAY FINANCE CORPORATION++(p)                                         0.25         06/22/2009             148,271
     150,152   FORTIS FUNDING LLC++                                                     0.23         06/01/2009             150,150
      12,870   GDF SUEZ++                                                               0.28         06/18/2009              12,868
     137,282   GDF SUEZ++                                                               0.32         06/23/2009             137,253
      21,450   GEMINI SECURITIZATION INCORPORATED++(p)                                  0.28         06/17/2009              21,447
      29,057   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
               MORTGAGE BACKED SECURITIES (MATURITY VALUE $29,057)                      0.17         06/01/2009              29,057
      12,870   GRAMPIAN FUNDING++(p)                                                    0.39         06/04/2009              12,869
     200,411   GRYPHON FUNDING LIMITED(a)(i)                                            0.00         08/23/2009              63,170
       7,079   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                    2.10         11/01/2042               7,079
      64,351   HOUSTON TX UTILITY SYSTEM+/-ss                                           0.55         05/15/2034              64,351
      21,450   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                  0.35         07/01/2029              21,450
       8,580   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                       0.75         01/01/2018               8,580

                     Wells Fargo Advantage Income Funds 69


Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     25,740   INTESA FUNDING LLC                                                       0.25%        06/01/2009    $         25,740
      42,901   IRISH LIFE & PERMANENT PLC++                                             0.55         06/02/2009              42,899
      30,030   IRISH LIFE & PERMANENT PLC++                                             0.60         06/03/2009              30,028
      38,611   IRISH LIFE & PERMANENT PLC++                                             0.60         06/05/2009              38,607
      73,360   JPMORGAN CHASE FUNDING INCORPORATED++                                    0.25         06/02/2009              73,359
      12,870   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                   0.65         04/15/2025              12,870
      94,381   KBC BANK NV BRUSSELS                                                     0.35         06/01/2009              94,381
      72,931   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                           0.28         06/01/2009              72,930
     150,152   LIBERTY STREET FUNDING CORPORATION++(p)                                  0.26         06/22/2009             150,127
      64,351   LMA AMERICAS LLC++(p)                                                    0.29         06/23/2009              64,339
     142,645   MASSACHUSETTS HEFA+/-ss                                                  0.30         10/01/2034             142,645
     128,702   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/26/2009             128,673
      18,447   MISSISSIPPI STATE GO+/-ss                                                2.00         11/01/2028              18,447
      64,351   MONT BLANC CAPITAL CORPORATION++(p)                                      0.30         06/19/2009              64,340
      17,160   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                0.26         02/01/2036              17,160
      92,236   NATIONWIDE BUILDING SOCIETY++                                            0.38         06/11/2009              92,225
      60,061   NATIONWIDE BUILDING SOCIETY++                                            0.28         06/18/2009              60,052
      68,641   NATIXIS                                                                  0.28         06/04/2009              68,641
       8,580   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                 3.50         01/01/2018               8,580
      55,771   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.30         06/17/2009              55,762
      12,870   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.40         06/17/2009              12,868
      27,885   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                 0.44         01/01/2034              27,885
     129,247   OLD LINE FUNDING CORPORATION++(p)                                        0.30         06/04/2009             129,241
     163,022   PRUDENTIAL PLC++                                                         0.37         06/17/2009             162,992
     171,603   RABOBANK NEDERLAND NV (NEW YORK)                                         0.19         06/01/2009             171,603
      51,588   RANGER FUNDING CORPORATION++(p)                                          0.30         06/16/2009              51,581
      75,076   REGENCY MARKETS #1 LLC++(p)                                              0.37         06/10/2009              75,068
      85,801   REGENCY MARKETS #1 LLC++(p)                                              0.38         06/15/2009              85,787
       8,580   ROYAL BANK OF SCOTLAND (NEW YORK)                                        1.25         06/03/2009               8,581
      42,901   ROYAL BANK OF SCOTLAND PLC                                               0.25         06/01/2009              42,901
     115,832   ROYAL BANK OF SCOTLAND PLC                                               0.35         06/01/2009             115,829
      25,740   SALISBURY RECEIVABLES COMPANY++(p)                                       0.25         06/22/2009              25,736
      72,931   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/04/2009              72,927
      77,221   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/05/2009              77,215
     158,732   SOCIETE GENERALE BANNON LLC                                              0.32         06/25/2009             158,732
      30,030   STARBIRD FUNDING CORPORATION++(p)                                        0.30         06/15/2009              30,026
      81,511   STRAIGHT A FUNDING LLC++(p)                                              0.28         06/24/2009              81,495
      38,611   SVENSKA HANDELSBANKEN (NEW YORK)                                         1.00         06/12/2009              38,621
      21,450   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.25         06/03/2009              21,450
     142,752   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.30         06/18/2009             142,729
      98,671   TULIP FUNDING CORPORATION++(p)                                           0.28         06/18/2009              98,657
      50,202   TULIP FUNDING CORPORATION++(p)                                           0.26         06/26/2009              50,196
      38,611   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                        0.35         07/01/2032              38,611
      58,388   UBS AG (STAMFORD CT)                                                     1.34         06/02/2009              58,393
     102,962   UBS FINANCE (DELAWARE) LLC                                               0.20         06/01/2009             102,960
     158,732   UNICREDITO ITALIANO (NEW YORK)                                           0.45         06/30/2009             158,733
      12,870   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                        0.58         12/15/2040              12,870
      12,870   VERSAILLES CP LLC++(p)                                                   0.55         06/02/2009              12,870
      38,611   VERSAILLES CP LLC++(p)                                                   0.50         06/03/2009              38,608
      84,612   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.67         02/15/2008              35,537
      52,131   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.66         04/03/2008              21,895
      73,361   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.29         07/28/2008              30,812
      42,601   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.32         08/07/2008              17,892
     108,598   WHITE PINE FINANCE LLC+/-++####(a)(i)                                    0.62         02/22/2008              11,302

                     70 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     83,227   WINDMILL FUNDING CORPORATION++(p)                                        0.32%        06/10/2009    $         83,219
                                                                                                                          6,975,511
                                                                                                                   ----------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,850,541)                                                                 8,725,855
                                                                                                                   ----------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 15.05%
 37,680,535    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                              37,680,535
                                                                                                                   ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $37,680,535)                                                                          37,680,535
                                                                                                                   ----------------
TOTAL INVESTMENTS IN SECURITIES
(COST $267,086,515)*                                                  107.01%                                      $    267,875,027
OTHER ASSETS AND LIABILITIES, NET                                      (7.01)                                           (17,538,249)
                                                                      ------                                       ----------------
TOTAL NET ASSETS                                                      100.00%                                      $    250,336,778
                                                                      ------                                       ----------------

----------
+/-  Variable rate investments.

<<   All or a portion of this security is on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed Commercial Paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $37,680,535.

* Cost for federal income tax purposes is $267,112,971 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 3,428,834
Gross unrealized depreciation                 (2,666,778)
                                             -----------
Net unrealized appreciation (depreciation)   $   762,056

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 71


Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
AGENCY SECURITIES: 4.60%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.50%
$     30,963   FHLMC #1B0128+/-                                                         5.28%        09/01/2031    $         31,796
     205,573   FHLMC #555243                                                            9.00         11/01/2016             226,776
     530,816   FHLMC #555427                                                            9.50         09/01/2020             611,639
     167,133   FHLMC #555490                                                            9.50         12/01/2016             181,474
     186,858   FHLMC #555514                                                            9.00         10/01/2019             210,243
   1,760,474   FHLMC #555519                                                            9.00         12/01/2016           1,955,373
      16,235   FHLMC #786823+/-                                                         4.96         07/01/2029              16,672
     135,948   FHLMC #788792+/-                                                         4.08         01/01/2029             137,764
     240,335   FHLMC #789272+/-                                                         3.50         04/01/2032             242,580
      17,477   FHLMC #789483+/-                                                         5.23         06/01/2032              17,767
      96,481   FHLMC #846990+/-                                                         3.94         10/01/2031              97,480
     493,430   FHLMC #884013                                                           10.50         05/01/2020             563,499
     433,691   FHLMC #A01734                                                            9.00         08/01/2018             481,879
     100,635   FHLMC #A01849                                                            9.50         05/01/2020             115,656
   1,132,262   FHLMC #C64637                                                            7.00         06/01/2031           1,226,201
   1,080,131   FHLMC #G01126                                                            9.50         12/01/2022           1,216,789
      93,585   FHLMC #G10747                                                            7.50         10/01/2012              98,438
      90,210   FHLMC #G11150                                                            7.50         12/01/2011              94,177
     144,274   FHLMC #G11200                                                            8.00         01/01/2012             152,062
      35,801   FHLMC #G11209                                                            7.50         12/01/2011              37,506
     137,044   FHLMC #G11229                                                            8.00         01/01/2013             139,641
     292,276   FHLMC #G11391                                                            7.50         06/01/2012             307,051
     217,324   FHLMC #G80118                                                           10.00         11/17/2021             239,023
                                                                                                                          8,401,486
                                                                                                                   ----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.19%
     432,119   FNMA #100001                                                             9.00         02/15/2020             474,231
     174,094   FNMA #100255                                                             8.33         07/15/2020             191,614
     342,009   FNMA #100256                                                             9.00         10/15/2021             374,025
       9,831   FNMA #100259                                                             7.50         12/15/2009               9,968
      17,997   FNMA #149167                                                            10.50         08/01/2020              20,731
      85,286   FNMA #190722                                                             9.50         03/01/2021              94,677
     434,015   FNMA #190909                                                             9.00         06/01/2024             490,034
     482,085   FNMA #252870                                                             7.00         11/01/2014             508,056
     354,237   FNMA #310010                                                             9.50         12/01/2020             407,092
   1,168,180   FNMA #323534                                                             9.00         12/01/2016           1,310,147
     198,481   FNMA #340181                                                             7.00         12/01/2010             205,092
     287,561   FNMA #344890                                                            10.25         09/01/2021             323,785
      56,123   FNMA #365418+/-                                                          5.22         01/01/2023              57,188
       1,432   FNMA #372179                                                            11.00         04/01/2012               1,460
      10,713   FNMA #379046                                                             9.50         03/01/2010              10,894
      80,793   FNMA #392647                                                             9.00         10/01/2013              87,321
     176,735   FNMA #458004                                                            10.00         03/20/2018             193,022
     205,370   FNMA #523850                                                            10.50         10/01/2014             240,484
     594,902   FNMA #535807                                                            10.50         04/01/2022             683,444
     801,888   FNMA #545117+/-                                                          4.42         12/01/2040             813,020
     241,474   FNMA #545131                                                             8.00         03/01/2013             254,201
      49,425   FNMA #545157                                                             8.50         11/01/2012              52,574
   1,002,921   FNMA #545325                                                             8.50         07/01/2017           1,091,652
     291,875   FNMA #545460+/-                                                          5.04         11/01/2031             300,226
   2,397,658   FNMA #598559                                                             6.50         08/01/2031           2,609,069
      99,386   FNMA #604060+/-                                                          5.15         09/01/2031             101,314
     188,664   FNMA #604689+/-                                                          3.61         10/01/2031             191,830
     145,933   FNMA #635070+/-                                                          4.46         05/01/2032             147,359

                      72 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$    232,951   FNMA #646643+/-                                                          4.66%        06/01/2032    $        235,268
     266,908   FNMA #660508                                                             7.00         05/01/2013             278,620
      16,265   FNMA #675491+/-                                                          5.43         04/01/2033              16,758
     410,153   FNMA #724657+/-                                                          6.04         07/01/2033             426,413
      27,271   FNMA #8243                                                              10.00         01/01/2010              27,889
                                                                                                                         12,229,458
                                                                                                                   ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.91%
     120,008   GNMA #780253                                                             9.50         11/15/2017             131,452
     430,218   GNMA #780267                                                             9.00         11/15/2017             470,417
     359,538   GNMA #780664                                                            10.00         10/20/2017             398,753
     361,916   GNMA #781310                                                             8.00         01/15/2013             364,239
     360,755   GNMA #781311<<                                                           7.50         02/15/2013             367,146
     987,110   GNMA #781540<<                                                           7.00         05/15/2013           1,037,262
   2,121,969   GNMA #781614<<                                                           7.00         06/15/2033           2,333,005
                                                                                                                          5,102,274
                                                                                                                   ----------------
TOTAL AGENCY SECURITIES (COST $24,086,609)                                                                               25,733,218
                                                                                                                   ----------------
ASSET BACKED SECURITIES: 12.84%
   4,750,000   AMERICAN EXPRESS ISSUANCE TRUST SERIES 2007-1 CLASS A+/-                 0.54         09/15/2011           4,704,011
  10,500,000   BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                       0.66         03/15/2012          10,350,230
   3,400,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-          1.04         12/15/2011           3,353,172
   4,582,366   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES
               SERIES 2003-5 CLASS 2M1+/-                                               1.21         05/25/2033           1,277,956
   3,400,000   CHASE ISSUANCE TRUST SERIES 2007-A18 CLASS A+/-                          0.60         01/15/2015           3,267,253
   2,000,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A3 CLASS A3+/-           1.17         07/25/2011           1,998,706
   6,961,610   CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A CLASS A(i)         7.23         07/16/2028               2,176
   2,352,011   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2007-S1 CLASS A1A+/-        0.42         11/25/2036           1,425,109
     466,801   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-              0.63         02/15/2034             186,537
   1,828,314   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-             0.64         12/15/2033           1,097,499
   1,106,645   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-I CLASS 2A+/-             0.57         02/15/2036             414,983
   2,828,972   DAIMLER AUTO TRUST SERIES 2008-B CLASS A2A                               3.81         07/08/2011           2,858,003
  32,168,685   EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2(c)####(i)                0.83         09/29/2031             643,374
  41,505,925   EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2E(c)####(i)               0.83         09/29/2031             830,119
   3,500,000   FIRST NATIONAL MASTER NOTE TRUST SERIES 2007-2 CLASS A+/-                1.09         11/15/2012           3,480,276
  10,183,958   HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-                        1.81         02/25/2034           4,805,152
   8,084,673   HOME EQUITY ASSET TRUST SERIES 2003-7 CLASS M1+/-                        1.28         03/25/2034           5,333,347
   8,345,025   MORGAN STANLEY ABS CAPITAL I SERIES 2003-NC10 CLASS M1+/-                1.33         10/25/2033           5,048,745
   3,553,362   MSCC HELOC TRUST SERIES 2007-1 CLASS A+/-                                0.41         12/25/2031             984,045
     258,293   RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1
               CLASS AII+/-                                                             0.78         03/25/2032             187,548
   6,676,774   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10
               CLASS M1+/-                                                              1.43         10/25/2033           3,487,715
   8,941,326   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3 CLASS M1+/-       1.73         04/25/2033           5,202,257
   6,000,000   WILLIAM STREET FUNDING CORPORATION SERIES 2005-1 CLASS A+/-++            1.37         01/23/2011           5,160,000
   7,200,000   WILLIAM STREET FUNDING CORPORATION SERIES 2006-3 CLASS A+/-++            1.45         06/23/2012           5,652,000
TOTAL ASSET BACKED SECURITIES (COST $110,125,274)                                                                        71,750,213
                                                                                                                   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 18.32%
   8,520,697   AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                           0.99         10/25/2033           4,262,738
   3,150,939   BANK OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2004-9 CLASS 3A2           5.50         10/25/2034           3,152,903
  37,285,294   BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2001-PB1
               CLASS XP+/-++(c)(i)                                                      1.53         05/11/2035             585,868
      13,765   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K CLASS 3A1+/-           4.37         10/20/2032              12,205
  10,616,802   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                   0.96         03/25/2034           4,980,335
   2,577,918   CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-           5.24         12/25/2035           2,372,801
     272,835   CITICORP MORTGAGE SECURITIES INCORPORATED SERIES 1992-7
               CLASS A+/-                                                               4.42         03/25/2022             275,295

                      Wells Fargo Advantage Income Funds 73


Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    288,111   COLLATERALIZED MORTGAGE OBLIGATION TRUST SERIES 66 CLASS Z               8.00%        09/20/2021    $        287,736
     778,034   COUNTRYWIDE HOME LOANS
               MORTGAGE PASS-THROUGH TRUST SERIES 2001-HYB1 CLASS 1A1+/-                4.07         06/19/2031             731,158
     458,512   COUNTRYWIDE HOME LOANS
               MORTGAGE PASS-THROUGH TRUST SERIES 2001-HYB1 CLASS 2A1+/-                4.38         06/19/2031             425,466
     408,681   COUNTRYWIDE HOME LOANS
               MORTGAGE PASS-THROUGH TRUST SERIES 2004-20 CLASS 3A1+/-                  2.64         09/25/2034             240,957
   1,581,578   COUNTRYWIDE HOME LOANS
               MORTGAGE PASS-THROUGH TRUST SERIES 2006-HYB1 CLASS 2A2A+/-               5.50         03/20/2036           1,260,721
     342,858   DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1990-2 CLASS A+/-(i)          4.77         01/25/2022             342,190
     115,558   DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1991-3 CLASS A1+/-(i)         4.23         02/20/2021             115,446
   1,263,240   EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                 1.20         09/25/2033             794,173
   1,650,905   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6            9.50         02/25/2042           1,824,250
   1,050,903   FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                               9.50         06/25/2030           1,162,561
   2,933,967   FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                              9.50         12/25/2041           3,245,701
   2,384,888   FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                              9.50         08/25/2041           2,638,282
   5,611,577   FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                            5.76         07/25/2041           5,836,362
   3,414,475   FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                               9.50         11/25/2031           3,777,263
     237,586   FNMA SERIES 1988-4 CLASS Z                                               9.25         03/25/2018             265,729
     269,249   FNMA SERIES 1988-5 CLASS Z                                               9.20         03/25/2018             286,541
     105,534   FNMA SERIES 1988-9 CLASS Z                                               9.45         04/25/2018             115,006
     507,723   FNMA SERIES 1989-30 CLASS Z                                              9.50         06/25/2019             569,928
     108,526   FNMA SERIES 1989-49 CLASS E                                              9.30         08/25/2019             120,501
     102,630   FNMA SERIES 1990-111 CLASS Z                                             8.75         09/25/2020             111,791
     281,061   FNMA SERIES 1990-119 CLASS J                                             9.00         10/25/2020             313,418
     146,889   FNMA SERIES 1990-124 CLASS Z                                             9.00         10/25/2020             166,096
     558,307   FNMA SERIES 1990-21 CLASS Z                                              9.00         03/25/2020             630,245
     332,468   FNMA SERIES 1990-27 CLASS Z                                              9.00         03/25/2020             365,922
     174,756   FNMA SERIES 1990-30 CLASS D                                              9.75         03/25/2020             200,337
     161,400   FNMA SERIES 1990-77 CLASS D                                              9.00         06/25/2020             179,036
     704,025   FNMA SERIES 1991-132 CLASS Z                                             8.00         10/25/2021             787,882
     241,599   FNMA SERIES 1992-71 CLASS X                                              8.25         05/25/2022             262,045
      64,383   FNMA SERIES 2003-W19 CLASS 1A4                                           4.78         11/25/2033              64,232
   1,410,219   FNMA SERIES G-22 CLASS ZT                                                8.00         12/25/2016           1,560,702
   2,335,770   FNMA WHOLE LOAN SERIES 2002-W4 CLASS A6+/-                               5.47         05/25/2042           2,341,126
     185,834   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                              5.78         06/25/2033             186,045
      84,326   FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                              5.30         08/25/2042              88,863
   6,984,273   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                               5.42         08/25/2042           7,296,569
   5,839,426   GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2006-HE4 CLASS A1+/-         0.49         12/25/2036           1,752,709
   3,624,996   GNMA SERIES 2007-69 CLASS TA+/-                                          4.83         06/16/2031           3,743,422
     163,958   GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A+/-++(i)                  8.00         09/19/2027             111,110
   4,743,798   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                   0.71         06/25/2034           3,459,941
   3,914,603   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                   5.54         06/25/2034           1,815,736
   4,457,725   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP1 CLASS 1AF1+/-++                0.66         01/25/2036           3,801,297
   4,491,007   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP2 CLASS 1AF1+/-++                0.71         04/25/2036           3,840,295
   2,211,212   GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                       4.21         04/25/2032           1,628,702
     109,438   HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS C+/-                 4.70         06/25/2024              92,611
     279,900   HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS E+/-                 4.73         06/25/2024             274,988
   1,078,446   JPMORGAN ALTERNATIVE LOAN TRUST SERIES 2006-A5 CLASS 1A2+/-              0.37         10/25/2036             945,109
   1,665,432   JPMORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A1+/-                      4.89         04/25/2035           1,582,724
   3,424,075   JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                     5.11         06/25/2035           3,165,615
     857,991   JPMORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1
               CLASS 1A1+/-++                                                           4.94         09/28/2044             371,948
      55,038   MASTER MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-                        5.23         10/25/2032              50,746
       1,034   MORGAN STANLEY MORTGAGE TRUST SERIES 35 CLASS 2(i)(d)               15,093.50         04/20/2021                 290
      48,025   PRUDENTIAL HOME MORTGAGE SECURITIES SERIES 1988-1 CLASS A+/-             4.89         04/25/2018              48,015

                      74 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

$     14,890   RESECURITIZATION MORTGAGE TRUST SERIES 1998-B CLASS A+/-++(i)            0.56%        04/26/2021    $         14,872
  11,556,214   RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B3+/-++                       1.78         09/10/2035           4,624,797
   6,848,127   RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B4+/-++                       1.98         09/10/2035           2,569,417
      70,822   SACO I TRUST SERIES 2005-2 CLASS A+/-++(i)                               0.51         04/25/2035              26,658
   1,014,936   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1990-2 CLASS A+/-        5.01         11/25/2020           1,014,161
   4,528,319   STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED SERIES 2001-4
               CLASS A1+/-                                                              8.89         10/25/2024           4,237,985
     636,819   STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED SERIES 2001-4
               CLASS A2+/-                                                              9.59         10/25/2024             596,219
     439,450   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-         0.83         02/25/2028             276,611
   3,474,034   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF1
               CLASS A+/-++(i)                                                          8.59         04/15/2027           3,015,747
   4,492,777   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2
               CLASS A+/-(i)                                                            8.43         07/15/2027           3,232,422
     216,151   TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                      0.79         12/25/2034             162,890
     425,757   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-                   6.02         08/25/2032             366,984
     375,343   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-                   6.02         08/25/2032             305,928
   1,346,290   WILSHIRE FUNDING CORPORATION SERIES 1998-2 CLASS M1+/-(i)                2.00         12/28/2037           1,027,777
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $137,182,778)                                                           102,394,151
                                                                                                                   ----------------
CORPORATE BONDS & NOTES: 43.58%
AMUSEMENT & RECREATION SERVICES: 0.23%
   1,300,000   SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++                      3.77         12/01/2010           1,300,000
                                                                                                                   ----------------
CHEMICALS & ALLIED PRODUCTS: 0.70%
   3,850,000   CLOROX COMPANY                                                           4.20         01/15/2010           3,909,802
                                                                                                                   ----------------
COMMUNICATIONS: 4.20%
   4,000,000   BRITISH TELECOMMUNICATIONS PLC                                           8.63         12/15/2010           4,245,096
   3,000,000   CITIZENS COMMUNICATIONS COMPANY<<                                        9.25         05/15/2011           3,108,750
   5,000,000   COMCAST CABLE COMMUNICATIONS LLC                                         6.75         01/30/2011           5,310,650
   3,385,000   COX COMMUNICATIONS INCORPORATED                                          7.88         08/15/2009           3,420,851
   2,200,000   VERIZON GLOBAL FUNDING CORPORATION                                       7.25         12/01/2010           2,354,601
   5,000,000   VIACOM INCORPORATED+/-                                                   1.67         06/16/2009           5,000,605
                                                                                                                         23,440,553
                                                                                                                   ----------------
DEPOSITORY INSTITUTIONS: 7.13%
   5,000,000   ALLFIRST PREFERRED CAPITAL TRUST+/-                                      2.63         07/15/2029           3,327,660
   2,700,000   BANK OF NEW YORK MELLON CORPORATION+/-                                   1.38         06/29/2012           2,692,913
   7,500,000   CENTRAL FIDELITY CAPITAL I SERIES A+/-                                   2.13         04/15/2027           2,301,420
     454,500   FIFTH THIRD BANK SERIES BKNT                                             2.87         08/10/2009             446,714
   7,000,000   ING USA GLOBAL FUNDING TRUST SERIES MTN+/-                               1.45         10/09/2009           6,960,688
   6,000,000   INTER-AMERICAN DEVELOPMENT BANK+/-<<                                     1.30         05/20/2014           6,001,663
   8,500,000   JPMORGAN CHASE & COMPANY SERIES 3+/-                                     1.42         12/26/2012           8,589,480
   4,000,000   M&I MARSHALL & ILSLEY BANK SERIES BN+/-                                  1.54         12/04/2012           2,620,452
   2,000,000   PNC FUNDING CORPORATION+/-                                               1.18         01/31/2012           1,771,056
   2,100,000   PNC FUNDING CORPORATION+/-                                               1.42         04/01/2012           2,118,499
   3,000,000   STATE STREET BANK AND TRUST COMPANY SERIES FRN+/-                        1.49         09/15/2011           3,022,050
                                                                                                                         39,852,595
                                                                                                                   ----------------
ELECTRIC, GAS & SANITARY SERVICES: 3.57%
   2,972,000   ALLIED WASTE NORTH AMERICA INCORPORATED SERIES B                         5.75         02/15/2011           2,986,860
   2,000,000   ENERGY TRANSFER PARTNERS LP                                              5.65         08/01/2012           1,996,644
   5,000,000   ENTERGY GULF STATES INCORPORATED+/-                                      1.66         12/01/2009           4,930,555
   3,000,000   ENTERGY GULF STATES INCORPORATED                                         5.12         08/01/2010           2,991,315
   4,000,000   OHIO POWER COMPANY+/-                                                    1.35         04/05/2010           3,947,800
   3,173,671   SALTON SEA FUNDING CORPORATION SERIES C                                  7.84         05/30/2010           3,105,183
                                                                                                                         19,958,357
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 75


Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 1.12%
$  7,000,000   NATIONAL SEMICONDUCTOR CORPORATION+/-                                    1.57%        06/15/2010    $      6,244,490
                                                                                                                   ----------------
FOOD & KINDRED PRODUCTS: 1.46%
   5,000,000   GENERAL MILLS INCORPORATED+/-                                            1.23         01/22/2010           4,988,020
   3,000,000   KRAFT FOODS INCORPORATED                                                 5.63         11/01/2011           3,189,879
                                                                                                                          8,177,899
                                                                                                                   ----------------
FOOD STORES: 0.54%
   3,000,000   KROGER COMPANY                                                           7.25         06/01/2009           3,000,000
                                                                                                                   ----------------
GENERAL MERCHANDISE STORES: 1.61%
   3,400,000   CVS CAREMARK CORPORATION+/-                                              1.56         06/01/2010           3,363,283
   3,400,000   JCPENNEY COMPANY INCORPORATED                                            8.00         03/01/2010           3,439,046
   2,000,000   KOHLS CORPORATION                                                        7.38         10/15/2011           2,165,112
                                                                                                                          8,967,441
                                                                                                                   ----------------
HOLDING & OTHER INVESTMENT OFFICES: 0.55%
   3,000,000   CREDIT SUISSE FIRST BOSTON (USA) INCORPORATED                            4.88         08/15/2010           3,073,581
                                                                                                                   ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.58%
   3,000,000   CASE NEW HOLLAND INCORPORATED<<                                          6.00         06/01/2009           3,000,000
   3,000,000   HEWLETT-PACKARD COMPANY+/-                                               1.71         05/27/2011           3,037,572
   3,000,000   INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED+/-                         2.42         08/13/2010           2,816,889
                                                                                                                          8,854,461
                                                                                                                   ----------------
INSURANCE CARRIERS: 2.08%
   5,000,000   SUN LIFE FINANCIAL GLOBAL FUNDING LP+/-++                                1.42         07/06/2010           4,629,685
   4,000,000   UNITEDHEALTH GROUP INCORPORATED+/-                                       2.29         02/07/2011           3,924,272
   3,000,000   WELLPOINT INCORPORATED                                                   5.00         01/15/2011           3,066,666
                                                                                                                         11,620,623
                                                                                                                   ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.91%
   5,000,000   XEROX CORPORATION<<                                                      7.13         06/15/2010           5,106,445
                                                                                                                   ----------------
MOTION PICTURES: 0.58%
   3,000,000   HISTORIC TW INCORPORATED                                                 9.13         01/15/2013           3,257,055
                                                                                                                   ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 5.73%
   7,000,000   AMERICAN EXPRESS CREDIT CORPORATION SERIES MTN+/-                        1.71         05/27/2010           6,861,701
   5,000,000   AMERICAN HONDA FINANCE CORPORATION SERIES MTN+/-                         1.42         02/05/2010           4,843,175
   8,500,000   GENERAL ELECTRIC CAPITAL CORPORATION+/-                                  1.16         04/28/2011           8,067,376
   4,000,000   IBM INTERNATIONAL GROUP CAPITAL LLC+/-                                   1.39         07/29/2009           4,005,560
   3,000,000   NISSAN MOTOR ACCEPTANCE CORPORATION++                                    4.63         03/08/2010           2,873,589
   5,000,000   UNILEVER CAPITAL CORPORATION                                             7.13         11/01/2010           5,386,540
                                                                                                                         32,037,941
                                                                                                                   ----------------
OFFICE SUPPLIES: 0.56%
   3,000,000   STAPLES INCORPORATED                                                     7.75         04/01/2011           3,154,572
                                                                                                                   ----------------
OIL & GAS EXTRACTION: 2.46%
   5,000,000   ANADARKO PETROLEUM CORPORATION+/-                                        1.72         09/15/2009           4,992,600
   3,334,000   DEVON FINANCING CORPORATION                                              6.88         09/30/2011           3,614,129
   3,000,000   ENTERPRISE PRODUCTS PARTNERS OPERATING LP                                7.50         02/01/2011           3,131,859
   2,000,000   XTO ENERGY INCORPORATED                                                  5.00         08/01/2010           2,017,420
                                                                                                                         13,756,008
                                                                                                                   ----------------

                      76 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
PHARMACEUTICALS: 0.74%
$  4,000,000   PFIZER INCORPORATED+/-<<                                                 3.17%        03/15/2011    $      4,120,952
                                                                                                                   ----------------
PIPELINES: 0.90%
   5,000,000   PLAINS ALL AMERICAN PIPELINE LP                                          4.75         08/15/2009           5,003,305
                                                                                                                   ----------------
RAILROAD TRANSPORTATION: 0.36%
   2,000,000   UNION PACIFIC CORPORATION                                                7.38         09/15/2009           2,028,500
                                                                                                                   ----------------
RAILROADS: 0.59%
   3,160,000   CSX CORPORATION                                                          6.75         03/15/2011           3,307,616
                                                                                                                   ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.31%
   2,501,000   HRPT PROPERTIES TRUST+/-                                                 1.92         03/16/2011           1,961,419
   2,500,000   NATIONWIDE HEALTH PROPERTIES INCORPORATED                                6.50         07/15/2011           2,292,265
   3,060,000   SIMON PROPERTY GROUP LP                                                  4.88         08/15/2010           3,056,943
                                                                                                                          7,310,627
                                                                                                                   ----------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.11%
   6,000,000   BEAR STEARNS COMPANY INCORPORATED SERIES MTN                             5.85         07/19/2010           6,194,352
                                                                                                                   ----------------
TRANSPORTATION EQUIPMENT: 1.10%
   6,032,000   LOCKHEED MARTIN CORPORATION                                              8.20         12/01/2009           6,148,918
                                                                                                                   ----------------
WASTE MANAGEMENT: 0.68%
   3,705,000   WASTE MANAGEMENT INCORPORATED                                            6.38         11/15/2012           3,775,484
                                                                                                                   ----------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.78%
   5,000,000   BROWN-FORMAN CORPORATION+/-                                              1.31         04/01/2010           4,961,000
   5,000,000   CARDINAL HEALTH INCORPORATED+/-                                          1.46         10/02/2009           4,978,530
                                                                                                                          9,939,530
                                                                                                                   ----------------
TOTAL CORPORATE BONDS & NOTES (COST $253,412,648)                                                                       243,541,107
                                                                                                                   ----------------
FOREIGN CORPORATE BONDS: 7.90%
   3,000,000   BRITISH SKY BROADCASTING GROUP PLC                                       8.20         07/15/2009           3,017,847
   2,910,000   COVIDIEN INTERNATIONAL FINANCE                                           5.15         10/15/2010           2,997,681
   4,000,000   NATIONAL AUSTRALIA BANK LIMITED SERIES A                                 8.60         05/19/2010           4,272,200
     100,000   PEMEX FINANCE LIMITED                                                    9.69         08/15/2009             100,125
   3,500,000   ROGERS WIRELESS INCORPORATED                                             9.63         05/01/2011           3,742,946
   3,000,000   SABMILLER PLC+/-++                                                       1.51         07/01/2009           2,999,796
   3,500,000   SHAW COMMUNICATIONS INCORPORATION<<                                      7.25         04/06/2011           3,565,625
   2,000,000   TELECOM ITALIA CAPITAL+/-                                                1.51         02/01/2011           1,912,400
   6,579,000   TELEFONICA EMISIONES SAU+/-                                              1.59         06/19/2009           6,580,079
   5,600,000   THOMSON CORPORATION                                                      4.25         08/15/2009           5,622,400
   5,000,000   VODAFONE GROUP PLC+/-                                                    1.66         06/15/2011           4,781,555
   2,500,000   WESTFIELD CAPITAL CORPORATION LIMITED/ WT FINANCE LIMITED/
               WEA FINANCE LLC++                                                        4.38         11/15/2010           2,439,155
   2,000,000   WOOLWORTHS LIMITED++                                                     5.25         11/15/2011           2,111,176
Total Foreign Corporate Bonds (Cost $44,014,519)                                                                         44,142,985
                                                                                                                   ----------------
Municipal Bonds & Notes: 3.00%
CALIFORNIA: 0.73%
   4,185,000   ALAMEDA COUNTY CA CAPITAL APPRECIATION TAXABLE-SERIES B
               (OTHER REVENUE, MBIA INSURED)##                                          4.35         12/01/2009           4,095,943
                                                                                                                   ----------------
ILLINOIS: 0.72%
   4,000,000   CHICAGO IL BOARD OF EDUCATION (PROPERTY TAX REVENUE, ASSURED
               GUARANTY)+/-ss                                                           6.65         03/01/2036           4,000,000
                                                                                                                   ----------------

                      Wells Fargo Advantage Income Funds 77


Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
IOWA: 0.35%
$  1,345,000   CORALVILLE IA ANNUAL APPROPRIATION TAX
               INCREMENT SERIES E (TAX INCREMENTAL REVENUE)                             5.39%        06/01/2009    $      1,345,040
     625,000   CORALVILLE IA ANNUAL APPROPRIATION TAX
               INCREMENT SERIES E (TAX INCREMENTAL REVENUE)                             5.34         06/01/2010             627,413
                                                                                                                          1,972,453
                                                                                                                   ----------------
LOUISIANA: 0.02%
     150,584   TOBACCO SETTLEMENT FINANCING CORPORATION LA SERIES 2001A (OTHER
               REVENUE LOC)                                                             6.36         05/15/2025             111,436
                                                                                                                   ----------------
PENNSYLVANIA: 1.18%
   7,200,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL
               APPRECIATION LIMITED OBLIGATION SERIES D (SPECIAL FACILITIES
               REVENUE)##                                                               5.79         12/15/2010           6,574,454
                                                                                                                   ----------------
Total Municipal Bonds & Notes (Cost $16,795,443)                                                                         16,754,286
                                                                                                                   ----------------

   SHARES
------------
COLLATERAL FOR SECURITIES LENDING: 4.06%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.76%
   1,061,032   AIM STIT-LIQUID ASSETS PORTFOLIO                                                                           1,061,032
   1,061,032   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                               1,061,032
   1,061,032   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                 1,061,032
   1,061,032   DWS MONEY MARKET SERIES INSTITUTIONAL                                                                      1,061,032
                                                                                                                          4,244,128
                                                                                                                   ----------------

  PRINCIPAL
------------
COLLATERAL INVESTED IN OTHER ASSETS: 3.30%
$     76,471   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                          0.47         06/02/2009              76,468
      38,235   AMSTERDAM FUNDING CORPORATION++(p)                                       0.35         06/01/2009              38,235
     305,883   ANTALIS US FUNDING CORPORATION++(p)                                      0.35         06/10/2009             305,850
     997,332   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $997,337)                                                0.19         06/01/2009             997,332
      95,588   BANK OF IRELAND                                                          0.40         06/02/2009              95,588
     286,765   BARTON CAPITAL CORPORATION++(p)                                          0.30         06/03/2009             286,756
      95,588   BARTON CAPITAL CORPORATION++(p)                                          0.25         06/12/2009              95,580
      95,588   BNP PARIBAS (NEW YORK)                                                   0.28         06/08/2009              95,588
     286,765   BNP PARIBAS (NEW YORK)                                                   1.75         06/16/2009             286,968
     238,971   BRYANT BANK FUNDING LLC++(p)                                             0.27         06/22/2009             238,930
     181,618   BRYANT BANK FUNDING LLC++(p)                                             0.26         06/26/2009             181,583
      10,515   CALCASIEU PARISH LA+/-ss                                                 0.75         12/01/2027              10,515
      30,588   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss              0.75         06/01/2028              30,588
     382,354   CALYON (NEW YORK)                                                        0.25         06/22/2009             382,354
     382,354   CANCARA ASSET SECURITIZATION LIMITED++(p)                                0.40         06/15/2009             382,286
     229,412   CBA (DELAWARE) FINANCE INCORPORATED                                      0.26         06/29/2009             229,363
      36,132   CHEYNE FINANCE LLC+/-++####(a)(i)                                        0.00         02/25/2008                 596
      25,355   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                1.10         10/01/2038              25,355
      47,794   COOK COUNTY IL+/-ss                                                      0.90         11/01/2030              47,794
     229,412   DANSKE BANK A/S COPENHAGEN                                               0.38         06/01/2009             229,412
     162,500   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                             2.00         12/15/2037             162,500
     113,750   DEUTSCHE BANK (NEW YORK)                                                 0.62         06/25/2009             113,776
     997,332   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
               (MATURITY VALUE $997,337)                                                0.18         06/01/2009             997,332
     344,118   DEXIA CREDIT LOCAL DE FRANCE SA                                          0.35         06/01/2009             344,118
     221,526   DNB NOR BANK ASA                                                         0.78         06/29/2009             221,615
     133,824   E.ON AG++                                                                0.41         06/02/2009             133,819
     229,412   E.ON AG++                                                                0.35         06/11/2009             229,385
     143,383   EBBETS FUNDING LLC++(p)                                                  0.50         06/02/2009             143,377
      66,912   EBBETS FUNDING LLC++(p)                                                  0.50         06/03/2009              66,908

                      78 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     38,235   ELYSIAN FUNDING LLC++(p)                                                 0.50%        06/02/2009    $         38,234
      86,030   ELYSIAN FUNDING LLC++(p)                                                 0.50         06/03/2009              86,025
     382,354   FAIRWAY FINANCE CORPORATION(p)                                           0.25         06/22/2009             382,293
     363,236   FORTIS FUNDING LLC++                                                     0.23         06/01/2009             363,231
     114,706   GDF SUEZ++                                                               0.28         06/18/2009             114,689
     286,765   GDF SUEZ++                                                               0.30         06/19/2009             286,718
     143,383   GEMINI SECURITIZATION INCORPORATED++(p)                                  0.28         06/17/2009             143,363
     108,426   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
               MORTGAGE BACKED SECURITIES (MATURITY VALUE $108,427)                     0.17         06/01/2009             108,426
      28,677   GRAMPIAN FUNDING++(p)                                                    0.39         06/04/2009              28,675
      73,757   GRYPHON FUNDING LIMITED(a)(i)                                            0.00         08/23/2009              23,248
      15,772   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                    2.10         11/01/2042              15,772
      77,427   HOUSTON TX UTILITY SYSTEM+/-ss                                           0.55         05/15/2034              77,427
      27,338   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                  0.35         07/01/2029              27,338
      19,118   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                       0.75         01/01/2018              19,118
     191,177   INTESA FUNDING LLC                                                       0.25         06/01/2009             191,174
     105,147   IRISH LIFE & PERMANENT PLC++                                             0.55         06/02/2009             105,142
      66,912   IRISH LIFE & PERMANENT PLC++                                             0.60         06/03/2009              66,907
      95,588   IRISH LIFE & PERMANENT PLC++                                             0.60         06/05/2009              95,579
     210,295   JPMORGAN CHASE FUNDING INCORPORATED++                                    0.25         06/02/2009             210,290
      28,677   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                   0.65         04/15/2025              28,677
     219,853   KBC BANK NV BRUSSELS                                                     0.35         06/01/2009             219,853
     210,295   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                           0.28         06/01/2009             210,291
      27,682   KITTY HAWK FUNDING CORPORATION++(p)                                      0.27         06/04/2009              27,681
     273,612   KITTY HAWK FUNDING CORPORATION++(p)                                      0.26         06/25/2009             273,561
     372,795   LIBERTY STREET FUNDING CORPORATION++(p)                                  0.26         06/22/2009             372,733
     137,647   LMA AMERICAS LLC++(p)                                                    0.29         06/23/2009             137,621
     238,971   MASSACHUSETTS HEFA+/-ss                                                  0.30         10/01/2034             238,971
     181,618   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/16/2009             181,592
     191,177   MATCHPOINT MASTER TRUST++(p)                                             0.30         06/26/2009             191,134
      38,235   MISSISSIPPI STATE GO+/-ss                                                2.00         11/01/2028              38,235
     305,883   MONT BLANC CAPITAL CORPORATION++(p)                                      0.30         06/19/2009             305,832
      28,677   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                0.26         02/01/2036              28,677
     382,354   NATIONWIDE BUILDING SOCIETY++                                            0.28         06/18/2009             382,297
     162,500   NATIXIS                                                                  0.28         06/04/2009             162,500
      19,118   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                 3.50         01/01/2018              19,118
     128,089   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.30         06/17/2009             128,069
      36,046   NIEUW AMSTERDAM RECEIVABLES CORPORATION(p)                               0.40         06/17/2009              36,039
      95,588   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                             0.30         06/22/2009              95,570
      47,794   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                 0.44         01/01/2034              47,794
     286,765   OLD LINE FUNDING CORPORATION++(p)                                        0.30         06/04/2009             286,753
     382,354   PRUDENTIAL PLC++                                                         0.37         06/17/2009             382,283
     420,589   RABOBANK NEDERLAND NV (NEW YORK)                                         0.19         06/01/2009             420,589
     305,883   RANGER FUNDING CORPORATION(p)                                            0.30         06/16/2009             305,840
      52,574   REGENCY MARKETS #1 LLC(p)++                                              0.30         06/10/2009              52,569
     167,280   REGENCY MARKETS #1 LLC(p)++                                              0.37         06/10/2009             167,261
     134,072   REGENCY MARKETS #1 LLC(p)++                                              0.38         06/15/2009             134,050
     100,368   ROYAL BANK OF SCOTLAND (NEW YORK)                                        1.25         06/03/2009             100,379
     191,177   ROYAL BANK OF SCOTLAND PLC                                               0.25         06/01/2009             191,177
     148,162   ROYAL BANK OF SCOTLAND PLC                                               0.35         06/01/2009             148,159
     229,412   SALISBURY RECEIVABLES COMPANY++(p)                                       0.25         06/22/2009             229,376
      90,809   SANPAOLO IMI US FINANCIAL COMPANY                                        0.29         06/01/2009              90,808
     172,059   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/04/2009             172,048
     181,618   SCALDIS CAPITAL LIMITED++(p)                                             0.45         06/05/2009             181,604
     138,842   SHEFFIELD RECEIVABLES CORPORATION(p)                                     0.30         06/02/2009             138,839

                      Wells Fargo Advantage Income Funds 79


Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ----------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    143,383   SHEFFIELD RECEIVABLES CORPORATION++(p)                                   0.30%        06/05/2009    $        143,375
     401,471   SOCIETE GENERALE BANNON LLC                                              0.32         06/25/2009             401,471
     286,765   STARBIRD FUNDING CORPORATION++(p)                                        0.30         06/15/2009             286,727
     286,765   STRAIGHT A FUNDING LLC++(p)                                              0.28         06/24/2009             286,710
      91,469   SVENSKA HANDELSBANKEN (NEW YORK)                                         1.00         06/12/2009              91,493
     143,383   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.25         06/03/2009             143,379
     238,971   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.30         06/18/2009             238,933
     382,516   THUNDER BAY FUNDING INCORPORATED++(p)                                    0.30         06/01/2009             382,510
     382,354   TULIP FUNDING CORPORATION++(p)                                           0.26         06/26/2009             382,279
      63,088   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                        0.35         07/01/2032              63,088
     181,618   UBS AG (STAMFORD CT)                                                     1.34         06/02/2009             181,633
     238,971   UBS FINANCE (DELAWARE) LLC                                               0.20         06/01/2009             238,968
     401,471   UNICREDITO ITALIANO (NEW YORK)                                           0.45         06/30/2009             401,473
      28,677   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                        0.58         12/15/2040              28,677
      38,235   VERSAILLES CP LLC++(p)                                                   0.55         06/02/2009              38,234
      86,030   VERSAILLES CP LLC++(p)                                                   0.50         06/03/2009              86,025
      99,964   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.66         04/03/2008              41,985
      63,041   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.34         05/02/2008              26,477
      63,309   VICTORIA FINANCE LLC+/-++####(a)(i)                                      0.32         08/07/2008              26,590
                                                                                                                         18,451,627
                                                                                                                   ----------------
TOTAL COLLATERAL FOR SECURITIES LENDING (Cost $22,933,588)                                                               22,695,755
                                                                                                                   ----------------

   SHARES
------------
Short-Term Investments: 8.92%
MUTUAL FUNDS: 8.89%
  49,676,253   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                                 49,676,253
                                                                                                                   ----------------

  PRINCIPAL
------------
US Treasury Bills: 0.03%
$    100,000   US TREASURY BILL###                                                      0.11         07/30/2009              99,979
      50,000   US TREASURY BILL###                                                      0.16         07/30/2009              49,990
                                                                                                                            149,969
                                                                                                                   ----------------
TOTAL SHORT-TERM INVESTMENTS (Cost $49,826,223)                                                                          49,826,222
                                                                                                                   ----------------
TOTAL INVESTMENTS IN SECURITIES
(COST $658,377,082)*                                                          103.22%                              $    576,837,937
OTHER ASSETS AND LIABILITIES, NET                                              (3.22)                                   (17,996,428)
                                                                              ------                               ----------------
Total Net ASSETS                                                              100.00%                              $    558,841,509
                                                                              ------                               ----------------

                      80 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2009

ULTRA SHORT-TERM INCOME FUND

----------
+/-  Variable rate investments.

<<   All or a portion of this security is on loan.

++ Securities that may be resold to "qualified institutional buyer" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(d) This security is a structured note which generates income based on a coupon formula (-1,500*1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%. The current interest rate is (-1500*0.32)+15,573.5% = 15,093.5%.

##   Zero coupon bond. Interest rate presented is yield to maturity.

(p)  Asset-backed Commercial Paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $49,676,253.

#    Security pledged as collateral for furtures transactions. (See Note 2).

* Cost for federal income tax purposes is $658,456,107 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  5,444,922
Gross unrealized depreciation                 (87,063,092)
                                             ------------
Net unrealized appreciation (depreciation)   $(81,618,170)

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      82 Wells Fargo Advantage Income Funds


                              Statements of Assets and Liabilities--May 31, 2009

                                                                              Government           High
                                                                           Securities Fund     Income Fund
                                                                           ---------------    -------------
ASSETS
   Investments
      In securities, at value (including securities on loan) ...........   $2,033,373,187     $ 436,276,109
      Collateral received for securities loaned (Note 2) ...............      773,654,261        59,262,469
      In affiliates ....................................................      269,643,303        32,496,547
                                                                           --------------     -------------
   Total investments at value (see cost below) .........................    3,076,670,751       528,035,125
                                                                           --------------     -------------
   Cash ................................................................           50,000         7,242,613
   Receivable for Fund shares issued ...................................        7,804,097         3,902,899
   Receivable for investments sold .....................................          227,853         3,404,658
   Receivables for dividends and interest ..............................        7,782,006         9,767,193
                                                                           --------------     -------------
Total assets ...........................................................    3,092,534,707       552,352,488
                                                                           --------------     -------------
LIABILITIES
   Payable for daily variation margin on futures contracts .............          177,023            79,492
   Payable for Fund shares redeemed ....................................        8,181,201         2,559,468
   Payable for investments purchased ...................................      367,679,520        10,033,512
   Dividends payable ...................................................        1,399,648         1,233,414
   Payable upon receipt of securities loaned (Note 2) ..................      790,433,243        60,786,131
   Payable to investment advisor and affiliates (Note 3) ...............          979,170           221,373
   Accrued expenses and other liabilities ..............................          427,636            81,249
                                                                           --------------     -------------
Total liabilities ......................................................    1,169,277,441        74,994,639
                                                                           --------------     -------------
TOTAL NET ASSETS .......................................................   $1,923,257,266     $ 477,357,849
                                                                           ==============     =============
NET ASSETS CONSIST OF
   Paid-in capital .....................................................   $1,933,090,272     $ 849,651,461
   Undistributed/overdistributed net investment income (loss) ..........          893,940            (3,922)
   Undistributed net realized gain (loss) on investments ...............      (21,990,929)     (355,441,134)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated
      in foreign currencies ............................................       24,834,455       (15,831,371)
   Net unrealized appreciation (depreciation) from investments of
      collateral received for securities loaned ........................      (13,638,141)       (1,104,057)
   Net unrealized appreciation (depreciation) of futures ...............           67,669            86,872
                                                                           --------------     -------------
TOTAL NET ASSETS .......................................................   $1,923,257,266     $ 477,357,849
                                                                           ==============     =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ................................................   $  181,342,016     $ 105,678,257
   Shares outstanding - Class A ........................................       16,938,341        16,648,163
   Net asset value per share - Class A .................................   $        10.71     $        6.35
   Maximum offering price per share - Class A ..........................   $        11.21(2)  $        6.65(2)
   Net assets - Class B ................................................   $    5,297,189     $   7,908,129
   Shares outstanding - Class B ........................................          494,851         1,245,888
   Net asset value and offering price per share - Class B ..............   $        10.70     $        6.35
   Net assets - Class C ................................................   $   21,782,954     $  13,459,502
   Shares outstanding - Class C ........................................        2,034,957         2,120,096
   Net asset value and offering price per share - Class C ..............   $        10.70     $        6.35
   Net assets - Administrator Class ....................................   $  266,578,573                NA
   Shares outstanding - Administrator Class ............................       24,902,627                NA
   Net asset value and offering price per share - Administrator Class ..   $        10.70                NA
   Net assets - Institutional Class ....................................   $  313,486,312     $ 119,003,655
   Shares outstanding - Institutional Class ............................       29,302,010        18,595,504
   Net asset value and offering price per share - Institutional Class ..   $        10.70     $        6.40
   Net assets - Investor Class .........................................   $1,134,770,222     $ 231,308,306
   Shares outstanding - Investor Class .................................      105,930,311        36,307,030
   Net asset value and offering price per share - Investor Class .......   $        10.71     $        6.37
                                                                           --------------     -------------
Investments at cost ....................................................   $3,065,474,437     $ 544,970,553
                                                                           --------------     -------------
Securities on loan, at value (Note 2) ..................................   $  753,724,835     $  60,587,260
                                                                           --------------     -------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(4.) Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 83


Statements of Assets and Liabilities--May 31, 2009

  Short-Term    Short-Term High   Ultra Short-Term
  Bond Fund     Yield Bond Fund      Income Fund
-------------   ---------------   ----------------


$ 308,416,662     $221,468,637      $ 504,465,929
   47,528,210        8,725,855         22,695,755
   34,921,433       37,680,535         49,676,253
-------------     ------------      -------------
  390,866,305      267,875,027        576,837,937
-------------     ------------      -------------
            0        2,814,513                  0
      734,936        4,577,460          1,877,192
       49,019        2,734,084          2,139,029
    3,141,970        3,497,214          4,273,514
-------------     ------------      -------------
  394,792,230      281,498,298        585,127,672
-------------     ------------      -------------

       36,273                0             36,591
      308,121        1,118,628            606,517
            0       20,802,891          2,182,167
      126,802          157,208             97,541
   47,990,955        8,876,998         23,012,612
      128,757          124,677            200,151
       75,108           81,118            150,584
-------------     ------------      -------------
   48,666,016       31,161,520         26,286,163
-------------     ------------      -------------
$ 346,126,214     $250,336,778      $ 558,841,509
=============     ============      =============

$ 479,922,305     $322,130,307      $ 889,412,594
       (8,224)          (8,382)             5,458
 (111,356,473)     (72,573,659)      (249,044,945)


  (22,069,330)         913,198        (81,301,312)

     (396,925)        (124,686)          (237,833)
       34,861                0              7,547
-------------     ------------      -------------
$ 346,126,214     $250,336,778      $ 558,841,509
=============     ============      =============

$  16,455,845     $110,451,377      $  44,162,906
    1,999,765       14,116,776          5,499,359
$        8.23     $       7.82      $        8.03
$        8.48(3)  $       8.06(3)   $        8.19(4)
           NA               NA                 NA
           NA               NA                 NA
           NA               NA                 NA
$   1,198,981     $ 11,096,267      $   4,775,210
      145,795        1,418,128            594,626
$        8.22     $       7.82      $        8.03
           NA               NA      $  59,184,168
           NA               NA          7,394,870
           NA               NA      $        8.00
$  77,899,601               NA      $  27,680,153
    9,456,735               NA          3,447,626
$        8.24               NA      $        8.03
$ 250,571,787     $128,789,134      $ 423,039,072
   30,455,535       16,460,942         52,657,453
$        8.23     $       7.82      $        8.03
-------------     ------------      -------------
$ 413,332,560     $267,086,515      $ 658,377,082
-------------     ------------      -------------
$  45,957,704     $  8,923,368      $  22,022,309
-------------     ------------      -------------

                      84 Wells Fargo Advantage Income Funds


                       Statements of Operations--For the Year Ended May 31, 2009

                                                                            Government         High
                                                                         Securities Fund    Income Fund
                                                                         ---------------   ------------
INVESTMENT INCOME
   Interest ..........................................................    $  79,106,405    $ 28,991,281
   Interest from affiliated securities ...............................          958,765         466,777
   Securities lending income .........................................        2,419,177          61,292
                                                                          -------------    ------------
Total investment income ..............................................       82,484,347      29,519,350
                                                                          -------------    ------------
EXPENSES
   Advisory fees .....................................................        6,649,756       1,649,263
   Administration fees
      Fund Level .....................................................          896,541         164,926
      Class A ........................................................          307,421         100,622
      Class B ........................................................           10,823          13,278
      Class C ........................................................           22,993          11,635
      Administrator Class ............................................          279,930              NA
      Institutional Class ............................................          236,272          74,879
      Investor Class .................................................        2,364,944         382,978
   Custody fees ......................................................          358,616          65,971
   Shareholder servicing fees (Note 3) ...............................        3,482,858         585,887
   Accounting fees ...................................................          122,398          53,358
   Distribution fees (Note 3)
      Class B ........................................................           45,094          55,327
      Class C ........................................................           95,804          48,481
   Professional fees .................................................           33,612          33,014
   Registration fees .................................................           97,795          34,205
   Shareholder reports ...............................................          358,236          38,641
   Trustees' fees ....................................................           10,578          10,578
   Other fees and expenses ...........................................           37,755           9,155
                                                                          -------------    ------------
Total expenses .......................................................       15,411,426       3,332,198
                                                                          -------------    ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ......................         (537,997)       (607,486)
   Expense reductions ................................................                0            (183)
   Net expenses ......................................................       14,873,429       2,724,529
                                                                          -------------    ------------
Net investment income (loss) .........................................       67,610,918      26,794,821
                                                                          -------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation ...       47,526,003     (25,391,622)
   Investments of collateral received for securities loaned ..........       (3,140,841)       (419,605)
   Futures transactions ..............................................      (20,364,534)       (952,055)
                                                                          -------------    ------------
Net realized gain and loss from investments ..........................       24,020,628     (26,763,282)
                                                                          -------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation ...       41,723,330      (8,175,946)
   Investments of collateral received for securities loaned ..........       (8,281,854)       (613,435)
   Futures transactions ..............................................          338,636          86,872
                                                                          -------------    ------------
Net change in unrealized appreciation (depreciation) of investments ..       33,780,112      (8,702,509)
                                                                          -------------    ------------
Net realized and unrealized gain (loss) on investments ...............       57,800,740     (35,465,791)
                                                                          -------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......    $ 125,411,658    $ (8,670,970)
                                                                          =============    ============

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 85


Statements of Operations--For the Year Ended May 31, 2009

 Short-Term   Short-Term High   Ultra Short-Term
 Bond Fund    Yield Bond Fund      Income Fund
-----------   ---------------   ----------------

$15,417,757     $ 7,143,982       $ 26,836,670
    613,803         331,275            753,095
     63,148           6,767             36,827
-----------     -----------       ------------
 16,094,708       7,482,024         27,626,592
-----------     -----------       ------------

  1,363,075         614,597          2,461,581

    170,384          61,460            311,590
     22,709          95,729             80,915
         NA              NA                 NA
        541           3,626              3,892
         NA              NA             46,602
     62,055              NA             30,117
    575,653         155,762          1,131,176
     68,154          24,584            124,636
    657,798         288,433          1,431,454
     43,214          32,644             68,102

         NA              NA                 NA
      2,254          15,107             16,215
     41,174          42,658             37,489
     34,028          21,620             61,893
     15,716           9,875            112,379
     10,578          10,578             10,578
      8,538           3,463             14,847
-----------     -----------       ------------
  3,075,871       1,380,136          5,943,466
-----------     -----------       ------------

   (470,543)       (345,232)        (1,520,751)
          0               0                  0
  2,605,328       1,034,904          4,422,715
-----------     -----------       ------------
 13,489,380       6,447,120         23,203,877
-----------     -----------       ------------


 (1,519,149)     (5,908,724)       (10,935,070)
    (65,820)        (26,457)           (79,024)
  3,170,822               0             81,535
-----------     -----------       ------------
  1,585,853      (5,935,181)       (10,932,559)
-----------     -----------       ------------

 (8,320,403)      2,454,508        (44,062,854)
   (322,151)        (92,770)           (99,827)
    553,609               0             13,096
-----------     -----------       ------------
 (8,088,945)      2,361,738        (44,149,585)
-----------     -----------       ------------
 (6,503,092)     (3,573,443)       (55,082,144)
-----------     -----------       ------------
$ 6,986,288     $ 2,873,677       $(31,878,267)
===========     ===========       ============

                      86 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets


                                                                                GOVERNMENT SECURITIES FUND(2)
                                                                               ------------------------------
                                                                                   For the         For the
                                                                                 Year Ended      Year Ended
                                                                                May 31, 2009    May 31, 2008
                                                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ....................................................   $1,392,844,435  $1,148,056,957
OPERATIONS
   Net investment income (loss) ............................................       67,610,918      60,024,826
   Net realized gain (loss) on investments .................................       24,020,628      29,190,215
   Net change in unrealized appreciation (depreciation) of investments .....       33,780,112      (1,119,152)
                                                                               --------------  --------------
Net increase (decrease) in net assets resulting from operations ............      125,411,658      88,095,889
                                                                               --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ..............................................................       (7,052,853)     (3,050,360)(1)
      Class B ..............................................................         (204,575)             NA
      Class C ..............................................................         (416,142)        (70,499)
      Administrator Class ..................................................      (12,169,492)     (6,837,237)
      Institutional Class ..................................................      (13,673,366)    (13,649,008)
      Investor Class .......................................................      (42,421,772)    (39,325,876)
   Net realized gain on sales of investments
      Class A ..............................................................         (495,008)              0(1)
      Class B ..............................................................          (18,002)             NA
      Class C ..............................................................          (33,924)              0
      Administrator Class ..................................................         (820,613)              0
      Institutional Class ..................................................         (732,088)              0
      Investor Class .......................................................       (2,756,641)              0
                                                                               --------------  --------------
Total distributions to shareholders ........................................      (80,794,476)    (62,932,980)
                                                                               --------------  --------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A .....................................      271,643,896      35,760,909(1)
   Reinvestment of distributions - Class A .................................        6,632,016       3,013,400
   Cost of shares redeemed - Class A .......................................     (179,688,758)    (28,472,059)
                                                                               --------------  --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ...............................................       98,587,154      10,302,250
                                                                               --------------  --------------
   Proceeds from shares sold - Class B .....................................       18,314,273              NA
   Reinvestment of distributions - Class B .................................          164,098              NA
   Cost of shares redeemed - Class B .......................................      (12,801,670)             NA
                                                                               --------------  --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B ...............................................        5,676,701              NA
                                                                               --------------  --------------
   Proceeds from shares sold - Class C .....................................       30,573,148       1,614,937
   Reinvestment of distributions - Class C .................................          230,006          48,798
   Cost of shares redeemed - Class C .......................................      (10,356,350)       (416,535)
                                                                               --------------  --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ...............................................       20,446,804       1,247,200
                                                                               --------------  --------------
   Proceeds from shares sold - Administrator Class .........................      530,208,386     166,634,500
   Reinvestment of distributions - Administrator Class .....................        7,353,839       6,628,357
   Cost of shares redeemed - Administrator Class ...........................     (399,589,103)   (169,499,261)
                                                                               --------------  --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ...................................      137,973,122       3,763,596
                                                                               --------------  --------------
   Proceeds from shares sold - Institutional Class .........................      213,151,715     232,592,147
   Reinvestment of distributions - Institutional Class .....................       13,696,833      12,911,586
   Cost of shares redeemed - Institutional Class ...........................     (246,210,109)   (160,660,364)
                                                                               --------------  --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Institutional Class ...................................      (19,361,561)     84,843,369
                                                                               --------------  --------------
   Proceeds from shares sold - Investor Class ..............................    1,184,845,363     612,798,029
   Reinvestment of distributions - Investor Class ..........................       33,190,881      33,014,077
   Cost of shares redeemed - Investor Class ................................     (975,562,815)   (526,343,952)
                                                                               --------------  --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class ........................................      242,473,429     119,468,154
                                                                               --------------  --------------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total ....................................................      485,795,649     219,624,569
                                                                               --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS ......................................      530,412,831     244,787,478
                                                                               ==============  ==============
ENDING NET ASSETS ..........................................................   $1,923,257,266  $1,392,844,435
                                                                               ==============  ==============

----------
(1.) On June 20, 2008, Advisor Class was renamed to class A.

(2.) Class B in the Government Securities Fund, Classes B and C in the High
     Income Fund and Class C in the Ultra Short-Term Income Fund were incepted on July 18, 2008. Information presented for these classes are for the period from July 18, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 87


Statements of Changes in Net Assets

                                                                       SHORT-TERM
    HIGH INCOME FUND(2)            SHORT-TERM BOND FUND           HIGH YIELD BOND FUND
---------------------------     --------------------------     --------------------------
  For the        For the           For the       For the          For the       For the
 Year Ended     Year Ended       Year Ended    Year Ended       Year Ended    Year Ended
May 31, 2009   May 31, 2008     May 31, 2009  May 31, 2008     May 31, 2009  May 31, 2008
------------  -------------     ------------  ------------     ------------  ------------

$280,579,919  $ 345,783,581     $367,804,800  $386,438,010     $ 86,218,386  $118,147,443

  26,794,821     21,299,268       13,489,380    18,008,033        6,447,120     5,217,619
 (26,763,282)   (10,425,806)       1,585,853     3,129,570       (5,935,181)   (1,452,883)
  (8,702,509)   (16,075,389)      (8,088,945)   (7,969,513)       2,361,738    (1,373,332)
------------  -------------     ------------  ------------     ------------  ------------
  (8,670,970)    (5,201,927)       6,986,288    13,168,090        2,873,677     2,391,404
------------  -------------     ------------  ------------     ------------  ------------


  (4,544,762)    (6,924,441)(1)     (490,206)     (423,837)(1)   (2,772,531)   (1,037,445)(1)
    (545,930)            NA               NA            NA               NA            NA
    (474,259)            NA           (8,281)          (59)         (88,724)          (83)
          NA             NA               NA            NA               NA            NA
  (7,880,914)      (358,108)      (3,290,827)   (4,344,436)              NA            NA
 (13,245,714)   (14,018,602)      (9,729,037)  (13,308,694)      (3,494,392)   (4,180,603)

           0              0(1)             0             0(1)             0             0(1)
           0             NA               NA            NA               NA            NA
           0             NA                0             0                0             0
          NA             NA               NA            NA               NA            NA
           0              0                0             0               NA            NA
           0              0                0             0                0             0
------------  -------------     ------------  ------------     ------------  ------------
 (26,691,579)   (21,301,151)     (13,518,351)  (18,077,026)      (6,355,647)   (5,218,131)
------------  -------------     ------------  ------------     ------------  ------------

 166,454,163     31,336,114(1)    10,705,583     7,320,721(1)   142,967,474     4,361,324(1)
   2,377,737        624,499          438,555       362,361        2,539,648       964,599
 (67,569,517)  (128,754,281)      (6,438,527)   (2,553,305)     (49,718,884)  (11,044,075)
------------  -------------     ------------  ------------     ------------  ------------

 101,262,383    (96,793,668)       4,705,611     5,129,777       95,788,238    (5,718,152)
------------  -------------     ------------  ------------     ------------  ------------
  23,618,815             NA               NA            NA               NA            NA
     360,105             NA               NA            NA               NA            NA
 (13,951,201)            NA               NA            NA               NA            NA
------------  -------------     ------------  ------------     ------------  ------------

  10,027,719             NA               NA            NA               NA            NA
------------  -------------     ------------  ------------     ------------  ------------
  24,106,244             NA        1,362,364        10,000       12,087,840        17,750
     249,311             NA            7,052            59           51,607            83
  (9,792,261)            NA         (191,442)            0       (1,199,260)            0
------------  -------------     ------------  ------------     ------------  ------------

  14,563,294             NA        1,177,974        10,059       10,940,187        17,833
------------  -------------     ------------  ------------     ------------  ------------
          NA             NA               NA            NA               NA            NA
          NA             NA               NA            NA               NA            NA
          NA             NA               NA            NA               NA            NA
------------  -------------     ------------  ------------     ------------  ------------

          NA             NA               NA            NA               NA            NA
------------  -------------     ------------  ------------     ------------  ------------
  63,985,953     91,126,445       21,643,058    16,012,936               NA            NA
     954,449          5,620        3,008,920     3,994,588               NA            NA
 (27,175,147)      (432,279)     (32,342,460)  (11,921,243)              NA            NA
------------  -------------     ------------  ------------     ------------  ------------

  37,765,255     90,699,786       (7,690,482)    8,086,281               NA            NA
------------  -------------     ------------  ------------     ------------  ------------
 117,069,408     34,820,803       37,688,354    31,126,225      148,957,418    15,941,267
   9,650,789     10,346,672        8,318,312    11,281,339        2,963,187     3,490,495
 (58,198,369)   (77,774,177)     (59,346,292)  (69,357,955)     (91,048,668)  (42,833,773)
------------  -------------     ------------  ------------     ------------  ------------

  68,521,828    (32,606,702)     (13,339,626)  (26,950,391)      60,871,937   (23,402,011)
------------  -------------     ------------  ------------     ------------  ------------

 232,140,479    (38,700,584)     (15,146,523)  (13,724,274)     167,600,362   (29,102,330)
------------  -------------     ------------  ------------     ------------  ------------
 196,777,930    (65,203,662)     (21,678,586)  (18,633,210)     164,118,392   (31,929,057)
============  =============     ============  ============     ============  ============
$477,357,849  $ 280,579,919     $346,126,214  $367,804,800     $250,336,778  $ 86,218,386
============  =============     ============  ============     ============  ============

                      88 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                              GOVERNMENT SECURITIES FUND(2)
                                                                                              -----------------------------
                                                                                                  For the       For the
                                                                                                Year Ended     Year Ended
                                                                                               May 31, 2009   May 31, 2008
                                                                                               ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................................      26,715,881      3,409,098(1)
   Shares issued in reinvestment of distributions - Class A ...............................         626,901        287,671
   Shares redeemed - Class A ..............................................................     (17,221,247)    (2,728,927)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Class A ................................      10,121,535        967,842
                                                                                               ------------   ------------
   Shares sold - Class B ..................................................................       1,708,872             NA
   Shares issued in reinvestment of distributions - Class B ...............................          15,522             NA
   Shares redeemed - Class B ..............................................................      (1,229,543)            NA
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Class B ................................         494,851             NA
                                                                                               ------------   ------------
   Shares sold - Class C ..................................................................       2,759,714        153,210
   Shares issued in reinvestment of distributions - Class C ...............................          21,721          4,656
   Shares redeemed - Class C ..............................................................        (994,831)       (40,145)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Class C ................................       1,786,604        117,721
                                                                                               ------------   ------------
   Shares sold - Administrator Class ......................................................      50,514,811     15,796,795
   Shares issued in reinvestment of distributions - Administrator Class ...................         695,762        632,448
   Shares redeemed - Administrator Class ..................................................     (38,176,012)   (16,048,123)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Administrator Class ....................      13,034,561        381,120
                                                                                               ------------   ------------
   Shares sold - Institutional Class ......................................................      20,164,472     22,091,371
   Shares issued in reinvestment of distributions - Institutional Class ...................       1,298,001      1,233,425
   Shares redeemed - Institutional Class ..................................................     (23,384,502)   (15,259,193)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Institutional Class ....................      (1,922,029)     8,065,603
                                                                                               ------------   ------------
   Shares sold - Investor Class ...........................................................     111,839,906     58,290,165
   Shares issued in reinvestment of distributions - Investor Class ........................       3,138,084      3,151,905
   Shares redeemed - Investor Class .......................................................     (92,160,770)   (50,048,929)
                                                                                               ------------   ------------
   Net increase (decrease) in shares outstanding - Investor Class .........................      22,817,220     11,393,141
                                                                                               ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...      46,332,742     20,925,427
                                                                                               ============   ============
Ending balance of undistributed/overdistributed net investment income (loss) ..............    $    893,940   $    209,841
                                                                                               ------------   ------------

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 89


Statements of Changes in Net Assets

    HIGH INCOME FUND(2)            SHORT-TERM BOND FUND      SHORT-TERM HIGH YIELD BOND FUND
---------------------------    ---------------------------   -------------------------------
   For the       For the          For the       For the          For the       For the
 Year Ended     Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
May 31, 2009   May 31, 2008    May 31, 2009   May 31, 2008    May 31, 2009   May 31, 2008
------------   ------------    ------------   ------------    ------------   ------------

 24,770,364       4,275,338(1)   1,314,290        861,526(1)    18,109,719       522,853(1)
    388,338          83,886         53,686         42,760          327,233       115,831
 (9,955,121)    (17,518,293)      (789,161)      (301,024)      (6,218,789)   (1,325,595)
-----------    ------------    -----------    -----------     ------------   -----------
 15,203,581     (13,159,069)       578,815        603,262       12,218,163      (686,911)
-----------    ------------    -----------    -----------     ------------   -----------
  3,244,804              NA             NA             NA               NA            NA
     59,185              NA             NA             NA               NA            NA
 (2,058,101)             NA             NA             NA               NA            NA
-----------    ------------    -----------    -----------     ------------   -----------
  1,245,888              NA             NA             NA               NA            NA
-----------    ------------    -----------    -----------     ------------   -----------
  3,522,749              NA        167,166          1,181        1,565,350         2,150
     40,877              NA            866              7            6,641            10
 (1,443,530)             NA        (23,425)             0         (156,023)            0
-----------    ------------    -----------    -----------     ------------   -----------
  2,120,096              NA        144,607          1,188        1,415,968         2,160
-----------    ------------    -----------    -----------     ------------   -----------
         NA              NA             NA             NA               NA            NA
         NA              NA             NA             NA               NA            NA
         NA              NA             NA             NA               NA            NA
-----------    ------------    -----------    -----------     ------------   -----------
         NA              NA             NA             NA               NA            NA
-----------    ------------    -----------    -----------     ------------   -----------
 10,469,929      12,368,424      2,657,771      1,884,765               NA            NA
    156,414             758        367,852        470,726               NA            NA
 (4,371,782)        (58,684)    (3,955,858)    (1,404,743)              NA            NA
-----------    ------------    -----------    -----------     ------------   -----------
  6,254,561      12,310,498       (930,235)       950,748               NA            NA
-----------    ------------    -----------    -----------     ------------   -----------
 19,384,024       1,386,712      4,612,934      3,659,779       18,959,752     1,913,768
  1,552,374       4,621,521      1,018,265      1,330,965          380,908       419,292
 (9,356,944)    (10,351,950)    (7,266,219)    (8,183,060)     (11,350,048)   (5,113,203)
-----------    ------------    -----------    -----------     ------------   -----------
 11,579,454      (4,343,717)    (1,635,020)    (3,192,316)       7,990,612    (2,780,143)
-----------    ------------    -----------    -----------     ------------   -----------
 36,403,580      (5,192,288)    (1,841,833)    (1,637,118)      21,624,743    (3,464,894)
===========    ============    ===========    ===========     ============   ===========
$    (3,922)   $      1,392    $    (8,224)   $     2,880     $     (8,382)  $       840
-----------    ------------    -----------    -----------     ------------   -----------

                      90 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                                       ULTRA SHORT-TERM
                                                                                                        INCOME FUND(2)
                                                                                                -----------------------------
                                                                                                   For the          For the
                                                                                                  Year Ended      Year Ended
                                                                                                 May 31, 2009    May 31, 2008
                                                                                                -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .....................................................................   $ 727,013,645   $ 822,637,462
OPERATIONS
   Net investment income (loss) .............................................................      23,203,877      38,313,636
   Net realized gain (loss) on investments ..................................................     (10,932,559)     (2,123,121)
   Net change in unrealized appreciation (depreciation) of investments ......................     (44,149,585)    (30,730,995)
                                                                                                -------------   -------------
Net increase (decrease) in net assets resulting from operations .............................     (31,878,267)      5,459,520
                                                                                                -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...............................................................................      (1,693,421)     (2,347,673)(1)
      Class B ...............................................................................              NA              NA
      Class C ...............................................................................         (61,444)             NA
      Administrator Class ...................................................................      (1,789,434)       (932,803)
      Institutional Class ...................................................................      (1,561,426)     (3,229,668)
      Investor Class ........................................................................     (18,427,626)    (32,389,036)
   Net realized gain on sales of investments
      Class A ...............................................................................               0               0(1)
      Class B ...............................................................................              NA              NA
      Class C ...............................................................................               0              NA
      Administrator Class ...................................................................               0               0
      Institutional Class ...................................................................               0               0
      Investor Class ........................................................................               0               0
                                                                                                -------------   -------------
Total distributions to shareholders .........................................................     (23,533,351)    (38,899,180)
                                                                                                -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ......................................................      47,399,009      28,113,111
   Reinvestment of distributions - Class A ..................................................       1,636,344       2,267,774
   Cost of shares redeemed - Class A ........................................................     (42,622,372)    (30,583,932)
                                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class A .............................................................................       6,412,981        (203,047)
                                                                                                -------------   -------------
   Proceeds from shares sold - Class B ......................................................              NA              NA
   Reinvestment of distributions - Class B ..................................................              NA              NA
   Cost of shares redeemed - Class B ........................................................              NA              NA
                                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class B .............................................................................              NA              NA
                                                                                                -------------   -------------
   Proceeds from shares sold - Class C ......................................................       5,677,642              NA
   Reinvestment of distributions - Class C ..................................................          49,829              NA
   Cost of shares redeemed - Class C ........................................................        (600,681)             NA
                                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class C .............................................................................       5,126,790              NA
                                                                                                -------------   -------------
   Proceeds from shares sold - Administrator Class ..........................................      76,793,455      22,247,892
   Reinvestment of distributions - Administrator Class ......................................       1,590,459         835,942
   Cost of shares redeemed - Administrator Class ............................................     (44,016,583)    (11,120,872)
                                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class ...................................................................      34,367,331      11,962,962
                                                                                                -------------   -------------
   Proceeds from shares sold - Institutional Class ..........................................      10,522,344      63,040,712
   Reinvestment of distributions - Institutional Class ......................................       1,472,482       3,162,171
   Cost of shares redeemed - Institutional Class ............................................     (42,851,823)    (44,224,695)
                                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class ...................................................................     (30,856,997)     21,978,188
                                                                                                -------------   -------------
   Proceeds from shares sold - Investor Class ...............................................     102,792,749     254,395,918
   Reinvestment of distributions - Investor Class ...........................................      16,877,970      29,433,962
   Cost of shares redeemed - Investor Class .................................................    (247,481,342)   (379,752,140)
                                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Investor
      Class .................................................................................    (127,810,623)    (95,922,260)
                                                                                                -------------   -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .....    (112,760,518)    (62,184,157)
                                                                                                -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS .......................................................    (168,172,136)    (95,623,817)
                                                                                                =============   =============
ENDING NET ASSETS ...........................................................................   $ 558,841,509   $ 727,013,645
                                                                                                =============   =============

The accompanying notes are an integral part of these financial statements.

                      WELLS FARGO ADVANTAGE INCOME FUNDS 91


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       ULTRA SHORT-TERM
                                                                                                        INCOME FUND(2)
                                                                                                -----------------------------
                                                                                                    For the        For the
                                                                                                  Year Ended      Year Ended
                                                                                                 May 31, 2009    May 31, 2008
                                                                                                -------------   -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ....................................................................       5,506,043       3,142,355(1)
   Shares issued in reinvestment of distributions - Class A .................................         199,167         254,252
   Shares redeemed - Class A ................................................................      (5,099,082)     (3,438,161)
                                                                                                -------------   -------------
   Net increase (decrease) in shares outstanding - Class A ..................................         606,128         (41,554)
                                                                                                -------------   -------------
   Shares sold - Class B ....................................................................              NA              NA
   Shares issued in reinvestment of distributions - Class B .................................              NA              NA
   Shares redeemed - Class B ................................................................              NA              NA
                                                                                                -------------   -------------
   Net increase (decrease) in shares outstanding - Class B ..................................              NA              NA
                                                                                                -------------   -------------
   Shares sold - Class C ....................................................................         662,447              NA
   Shares issued in reinvestment of distributions - Class C .................................           6,125              NA
   Shares redeemed - Class C ................................................................         (73,946)             NA
                                                                                                -------------   -------------
   Net increase (decrease) in shares outstanding - Class C ..................................         594,626              NA
                                                                                                -------------   -------------
   Shares sold - Administrator Class ........................................................       9,308,480       2,535,639
   Shares issued in reinvestment of distributions - Administrator Class .....................         195,355          93,975
   Shares redeemed - Administrator Class ....................................................      (5,363,935)     (1,251,027)
                                                                                                -------------   -------------
   Net increase (decrease) in shares outstanding - Administrator Class ......................       4,139,900       1,378,587
                                                                                                -------------   -------------
   Shares sold - Institutional Class ........................................................       1,270,796       7,007,718
   Shares issued in reinvestment of distributions - Institutional Class .....................         177,850         355,117
   Shares redeemed - Institutional Class ....................................................      (5,109,471)     (4,958,674)
                                                                                                -------------   -------------
   Net increase (decrease) in shares outstanding - Institutional Class ......................      (3,660,825)      2,404,161
                                                                                                -------------   -------------
   Shares sold - Investor Class .............................................................      12,299,468      28,438,016
   Shares issued in reinvestment of distributions - Investor Class ..........................       2,048,111       3,297,315
   Shares redeemed - Investor Class .........................................................     (29,897,417)    (42,487,443)
                                                                                                -------------   -------------
   Net increase (decrease) in shares outstanding - Investor Class ...........................     (15,549,838)    (10,752,112)
                                                                                                -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .....     (13,870,009)     (7,010,918)
                                                                                                =============   =============
Ending balance of undistributed/overdistributed net investment income (loss) ................   $       5,458   $       5,735
                                                                                                -------------   -------------

The accompanying notes are an integral part of these financial statements.

                      92 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                            Beginning                    Net Realized    Distributions
                                            Net Asset        Net        and Unrealized      from Net
                                            Value Per     Investment      Gain (Loss)      Investment
                                              Share     Income (Loss)   on Investments      Income
                                            ---------   -------------   --------------   -------------
GOVERNMENT SECURITIES FUND
Class A
June 1, 2008 to May 31, 2009(7) .........     $10.45        0.39(8)         0.34             (0.44)
June 1, 2007 to May 31, 2008 ............     $10.22        0.48            0.25             (0.50)
June 1, 2006 to May 31, 2007 ............     $10.15        0.48            0.09             (0.50)
June 1, 2005 to May 31, 2006 ............     $10.77        0.43           (0.51)            (0.48)
November 1, 2004 to May 31, 2005(4) .....     $10.93        0.20            0.00(6)          (0.24)
November 1, 2003 to October 31, 2004 ....     $11.05        0.25            0.21             (0.35)
Class B
July 18, 2008(5) to May 31, 2009 ........     $10.32        0.27(8)         0.45             (0.31)
Class C
June 1, 2008 to May 31, 2009 ............     $10.45        0.30(8)         0.35             (0.37)
June 1, 2007 to May 31, 2008 ............     $10.22        0.39            0.25             (0.41)
June 1, 2006 to May 31, 2007 ............     $10.15        0.40            0.09             (0.42)
June 1, 2005 to May 31, 2006 ............     $10.77        0.35           (0.50)            (0.41)
November 1, 2004 to May 31, 2005(4) .....     $10.92        0.12            0.01             (0.16)
November 1, 2003 to October 31, 2004 ....     $11.05        0.15            0.20             (0.25)
Administrator Class
June 1, 2008 to May 31, 2009 ............     $10.45        0.41(8)         0.34             (0.47)
June 1, 2007 to May 31, 2008 ............     $10.22        0.49            0.26             (0.52)
June 1, 2006 to May 31, 2007 ............     $10.15        0.50            0.09             (0.52)
June 1, 2005 to May 31, 2006 ............     $10.77        0.48           (0.53)            (0.51)
April 11, 2005(5) to May 31, 2005(4) ....     $10.61        0.05            0.17             (0.06)
Institutional Class
June 1, 2008 to May 31, 2009 ............     $10.44        0.44(8)         0.34             (0.49)
June 1, 2007 to May 31, 2008 ............     $10.21        0.52            0.25             (0.54)
June 1, 2006 to May 31, 2007 ............     $10.14        0.54            0.08             (0.55)
June 1, 2005 to May 31, 2006 ............     $10.77        0.49           (0.53)            (0.53)
November 1, 2004 to May 31, 2005(4) .....     $10.93        0.23            0.00(6)          (0.27)
November 1, 2003 to October 31, 2004 ....     $11.05        0.32            0.21             (0.42)
Investor Class
June 1, 2008 to May 31, 2009 ............     $10.46        0.39(8)         0.33             (0.44)
June 1, 2007 to May 31, 2008 ............     $10.22        0.47            0.26             (0.49)
June 1, 2006 to May 31, 2007 ............     $10.16        0.47            0.09             (0.50)
June 1, 2005 to May 31, 2006 ............     $10.77        0.42           (0.49)            (0.48)
November 1, 2004 to May 31, 2005(4) .....     $10.93        0.20            0.00(6)          (0.24)
November 1, 2003 to October 31, 2004 ....     $11.05        0.26            0.21             (0.36)

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4.) In 2005, the Fund changed its fiscal year-end from October 31 to May 31.

(5.) Commencement of operations.

(6.) Amount calculated is less than $0.005.

(7.) On June 20, 2008 Advisor Class was renamed to Class A.

(8.) Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 93


Financial Highlights

                             Ratio to Average Net Assets (Annualized)(1)
                             -------------------------------------------
                  Ending         Net
 Distributions   Net Asset   Investment                                                Portfolio    Net Assets at
   from Net      Value Per     Income       Gross    Expenses      Net       Total      Turnover    End of Period
Realized Gains     Share       (Loss)     Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
--------------   ---------   ----------   --------   --------   --------   ---------   ---------   ---------------


    (0.03)         $10.71       3.65%       0.90%      0.00%      0.90%      7.17%        368%        $  181,342
     0.00          $10.45       4.54%       1.03%     (0.13)%     0.90%      7.21%        263%        $   71,233
     0.00          $10.22       4.64%       1.06%     (0.14)%     0.92%      5.71%        159%        $   59,760
    (0.06)         $10.15       4.14%       1.05%     (0.10)%     0.95%     (0.74)%       207%        $   60,242
    (0.12)         $10.77       3.33%       1.16%     (0.09)%     1.07%      1.85%        139%        $   69,267
    (0.23)         $10.93       2.57%       1.18%     (0.06)%     1.12%      4.27%        390%        $   76,283

    (0.03)         $10.70       2.94%       1.65%      0.00%      1.65%      7.00%        368%        $    5,297

    (0.03)         $10.70       2.78%       1.63%      0.00%      1.63%      6.28%        368%        $   21,783
     0.00          $10.45       3.69%       1.77%     (0.07)%     1.70%      6.36%        263%        $    2,595
     0.00          $10.22       3.87%       1.81%     (0.11)%     1.70%      4.89%        159%        $    1,335
    (0.06)         $10.15       3.39%       1.80%     (0.10)%     1.70%     (1.48)%       207%        $    1,370
    (0.12)         $10.77       2.14%       2.30%     (0.04)%     2.26%      1.24%        139%        $    2,257
    (0.23)         $10.92       1.65%       2.10%     (0.04)%     2.06%      3.20%        390%        $    2,979

    (0.03)         $10.70       3.86%       0.81%     (0.11)%     0.70%      7.28%        368%        $  266,579
     0.00          $10.45       4.72%       0.85%     (0.15)%     0.70%      7.42%        263%        $  123,993
     0.00          $10.22       4.87%       0.88%     (0.18)%     0.70%      5.94%        159%        $  117,347
    (0.06)         $10.15       4.50%       0.88%     (0.18)%     0.70%     (0.49)%       207%        $  102,434
     0.00          $10.77       3.54%       0.83%     (0.16)%     0.67%      2.12%        139%        $       60

    (0.03)         $10.70       4.14%       0.56%     (0.08)%     0.48%      7.62%        368%        $  313,486
     0.00          $10.44       4.96%       0.59%     (0.11)%     0.48%      7.66%        263%        $  326,015
     0.00          $10.21       5.08%       0.61%     (0.13)%     0.48%      6.17%        159%        $  236,424
    (0.06)         $10.14       4.60%       0.60%     (0.12)%     0.48%     (0.37)%       207%        $   85,056
    (0.12)         $10.77       3.87%       0.58%     (0.05)%     0.53%      2.17%        139%        $   90,647
    (0.23)         $10.93       3.19%       0.53%     (0.03)%     0.50%      4.92%        390%        $   84,366

    (0.03)         $10.71       3.65%       0.94%      0.00%      0.94%      7.02%        368%        $1,134,770
     0.00          $10.46       4.48%       1.16%     (0.21)%     0.95%      7.26%        263%        $  869,009
     0.00          $10.22       4.59%       1.23%     (0.26)%     0.97%      5.55%        159%        $  733,191
    (0.06)         $10.16       4.06%       1.22%     (0.20)%     1.02%     (0.71)%       207%        $  836,567
    (0.12)         $10.77       3.37%       1.08%     (0.06)%     1.02%      1.87%        139%        $1,162,518
    (0.23)         $10.93       2.66%       1.06%     (0.03)%     1.03%      4.38%        390%        $1,230,428

                      94 Wells Fargo Advantage Income Funds


Financial Highlights

                                            Beginning                    Net Realized    Distributions
                                            Net Asset       Net         and Unrealized     from Net
                                            Value Per    Investment       Gain (Loss)     Investment
                                              Share     Income (Loss)   on Investments      Income
                                            ---------   -------------   --------------   -------------
HIGH INCOME FUND
Class A
June 1, 2008 to May 31, 2009(7) .........     $7.25          0.50           (0.90)           (0.50)
June 1, 2007 to May 31, 2008 ............     $7.89          0.53           (0.64)           (0.53)
June 1, 2006 to May 31, 2007 ............     $7.63          0.55            0.26            (0.55)
June 1, 2005 to May 31, 2006 ............     $7.63          0.53            0.02            (0.55)
November 1, 2004 to May 31, 2005(4) .....     $7.84          0.30           (0.21)           (0.30)
November 1, 2003 to October 31, 2004 ....     $7.49          0.53            0.35            (0.53)
Class B
July 18, 2008(5) to May 31, 2009 ........     $6.99          0.39           (0.64)           (0.39)
Class C
July 18, 2008(5) to May 31, 2009 ........     $6.99          0.39           (0.64)           (0.39)
Institutional Class
June 1, 2008 to May 31, 2009 ............     $7.31          0.53           (0.91)           (0.53)
June 1, 2007 to May 31, 2008 ............     $7.96          0.56           (0.65)           (0.56)
June 1, 2006 to May 31, 2007 ............     $7.70          0.59            0.26            (0.59)
June 1, 2005 to May 31, 2006 ............     $7.69          0.45            0.13            (0.58)
November 1, 2004 to May 31, 2005(4) .....     $7.88          0.33           (0.19)           (0.33)
November 1, 2003 to October 31, 2004 ....     $7.53          0.58            0.35            (0.58)
Investor Class
June 1, 2008 to May 31, 2009 ............     $7.28          0.50           (0.91)           (0.50)
June 1, 2007 to May 31, 2008 ............     $7.92          0.53           (0.64)           (0.53)
June 1, 2006 to May 31, 2007 ............     $7.66          0.55            0.26            (0.55)
June 1, 2005 to May 31, 2006 ............     $7.66          0.41            0.14            (0.55)
November 1, 2004 to May 31, 2005(4) .....     $7.86          0.31           (0.20)           (0.31)
November 1, 2003 to October 31, 2004 ....     $7.51          0.54            0.35            (0.54)
SHORT-TERM BOND FUND
Class A
June 1, 2008 to May 31, 2009(7) .........     $8.38          0.32           (0.15)           (0.32)
June 1, 2007 to May 31, 2008 ............     $8.49          0.40           (0.11)           (0.40)
June 1, 2006 to May 31, 2007 ............     $8.47          0.40            0.03            (0.41)
June 1, 2005 to May 31, 2006 ............     $8.62          0.35           (0.13)           (0.37)
November 1, 2004 to May 31, 2005(4) .....     $8.77          0.18           (0.14)           (0.19)
November 1, 2003 to October 31, 2004 ....     $8.81          0.26           (0.01)           (0.29)
Class C
June 1, 2008 to May 31, 2009 ............     $8.37          0.26           (0.15)           (0.26)
March 31, 2008(5) to May 31, 2008 .......     $8.45          0.05           (0.08)           (0.05)
Institutional Class
June 1, 2008 to May 31, 2009 ............     $8.39          0.35           (0.15)           (0.35)
June 1, 2007 to May 31, 2008 ............     $8.49          0.43           (0.10)           (0.43)
June 1, 2006 to May 31, 2007 ............     $8.48          0.44            0.01            (0.44)
June 1, 2005 to May 31, 2006 ............     $8.63          0.39           (0.14)           (0.40)
November 1, 2004 to May 31, 2005(4) .....     $8.78          0.20           (0.14)           (0.21)
November 1, 2003 to October 31, 2004 ....     $8.82          0.31           (0.01)           (0.34)
Investor Class
June 1, 2008 to May 31, 2009 ............     $8.38          0.32           (0.15)           (0.32)
June 1, 2007 to May 31, 2008 ............     $8.48          0.40           (0.10)           (0.40)
June 1, 2006 to May 31, 2007 ............     $8.47          0.40            0.02            (0.41)
June 1, 2005 to May 31, 2006 ............     $8.62          0.35           (0.13)           (0.37)
November 1, 2004 to May 31, 2005(4) .....     $8.77          0.19           (0.14)           (0.20)
November 1, 2003 to October 31, 2004 ....     $8.81          0.27           (0.01)           (0.30)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 95


Financial Highlights

                             Ratio to Average Net Assets (Annualized)(1)
                             -------------------------------------------
                  Ending         Net
 Distributions   Net Asset   Investment                                                Portfolio    Net Assets at
   from Net      Value Per     Income       Gross    Expenses      Net       Total      Turnover    End of Period
Realized Gains     Share       (Loss)     Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
--------------   ---------   ----------   --------   --------   --------   ---------   ---------   ---------------


     0.00          $6.35        8.13%       1.05%     (0.16)%     0.89%     (5.07)%        52%         $105,678
     0.00          $7.25        7.04%       1.19%     (0.33)%     0.86%     (1.40)%        53%         $ 10,471
     0.00          $7.89        7.07%       1.16%     (0.30)%     0.86%     10.96%         82%         $115,254
     0.00          $7.63        6.39%       1.17%     (0.30)%     0.87%      7.34%         98%         $113,433
     0.00          $7.63        6.59%       1.20%     (0.14)%     1.06%      1.16%         52%         $ 17,681
     0.00          $7.84        6.90%       1.20%     (0.07)%     1.13%     12.11%        133%         $ 22,315

     0.00          $6.35        7.35%       1.79%     (0.14)%     1.65%     (3.11)%        52%         $  7,908

     0.00          $6.35        7.29%       1.79%     (0.14)%     1.65%     (3.12)%        52%         $ 13,460

     0.00          $6.40        8.42%       0.70%     (0.20)%     0.50%     (4.75)%        52%         $119,004
     0.00          $7.31        8.15%       0.80%     (0.32)%     0.48%     (1.06)%        53%         $ 90,200
     0.00          $7.96        7.53%       0.75%     (0.32)%     0.43%     11.39%         82%         $    242
     0.00          $7.70        5.83%       0.77%     (0.34)%     0.43%      7.96%         98%         $  3,208
     0.00          $7.69        7.20%       0.51%     (0.09)%     0.42%      1.77%         52%         $  3,108
     0.00          $7.88        7.58%       0.47%     (0.03)%     0.44%     12.85%        133%         $ 24,436

     0.00          $6.37        7.95%       1.10%     (0.18)%     0.92%     (5.20)%        52%         $231,308
     0.00          $7.28        7.08%       1.33%     (0.47)%     0.86%     (1.35)%        53%         $179,909
     0.00          $7.92        7.07%       1.33%     (0.47)%     0.86%     10.95%         82%         $230,287
     0.00          $7.66        5.41%       1.34%     (0.48)%     0.86%      7.36%         98%         $208,482
     0.00          $7.66        6.71%       1.08%     (0.13)%     0.95%      1.35%         52%         $246,538
     0.00          $7.86        7.06%       1.00%     (0.04)%     0.96%     12.26%        133%         $300,358

     0.00          $8.23        3.86%       0.95%     (0.15)%     0.80%      2.14%         50%         $ 16,456
     0.00          $8.38        4.69%       1.09%     (0.28)%     0.81%      3.50%         47%         $ 11,904
     0.00          $8.49        4.77%       1.10%     (0.25)%     0.85%      5.18%         38%         $  6,938
     0.00          $8.47        4.14%       1.09%     (0.24)%     0.85%      2.60%         28%         $  6,035
     0.00          $8.62        3.53%       1.18%     (0.14)%     1.04%      0.45%         14%         $  8,142
     0.00          $8.77        2.96%       1.19%     (0.07)%     1.12%      2.87%         37%         $ 10,240

     0.00          $8.22        2.72%       1.67%     (0.14)%     1.53%      1.35%         50%         $  1,199
     0.00          $8.37        3.56%       1.85%     (0.27)%     1.58%     (0.37)%        47%         $     10

     0.00          $8.24        4.22%       0.59%     (0.11)%     0.48%      2.47%         50%         $ 77,900
     0.00          $8.39        5.08%       0.64%     (0.16)%     0.48%      3.97%         47%         $ 87,101
     0.00          $8.49        5.14%       0.65%     (0.17)%     0.48%      5.45%         38%         $ 80,153
     0.00          $8.48        4.54%       0.64%     (0.16)%     0.48%      2.98%         28%         $ 66,350
     0.00          $8.63        4.07%       0.60%     (0.07)%     0.53%      0.76%         14%         $ 51,426
     0.00          $8.78        3.56%       0.54%     (0.03)%     0.51%      3.50%         37%         $ 49,940

     0.00          $8.23        3.87%       0.99%     (0.14)%     0.85%      2.09%         50%         $250,572
     0.00          $8.38        4.70%       1.23%     (0.36)%     0.87%      3.57%         47%         $268,790
     0.00          $8.48        4.71%       1.27%     (0.37)%     0.90%      5.01%         38%         $299,346
     0.00          $8.47        4.10%       1.26%     (0.36)%     0.90%      2.55%         28%         $396,633
     0.00          $8.62        3.70%       1.01%     (0.12)%     0.89%      0.53%         14%         $505,613
     0.00          $8.77        3.11%       0.99%     (0.03)%     0.96%      3.05%         37%         $516,105

                      96 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                          Beginning                    Net Realized    Distributions
                                          Net Asset        Net        and Unrealized      from Net
                                          Value Per     Investment      Gain (Loss)      Investment
                                            Share     Income (Loss)   on Investments       Income
                                          ---------   -------------   --------------   -------------
SHORT-TERM HIGH YIELD BOND FUND
Class A
June 1, 2008 to May 31, 2009(7) .......     $8.31          0.40          (0.49)            (0.40)
June 1, 2007 to May 31, 2008 ..........     $8.54          0.47          (0.23)            (0.47)
June 1, 2006 to May 31, 2007 ..........     $8.49          0.49           0.05             (0.49)
June 1, 2005 to May 31, 2006 ..........     $8.51          0.43          (0.02)            (0.43)
November 1, 2004 to May 31, 2005(4) ...     $8.69          0.22          (0.18)            (0.22)
November 1, 2003 to October 31, 2004 ..     $8.66          0.39           0.03             (0.39)
Class C
June 1, 2008 to May 31, 2009 ..........     $8.31          0.34          (0.49)            (0.34)
March 31, 20085 to May 31, 2008 .......     $8.22          0.06           0.09             (0.06)
Investor Class
June 1, 2008 to May 31, 2009 ..........     $8.31          0.40          (0.49)            (0.40)
June 1, 2007 to May 31, 2008 ..........     $8.54          0.47          (0.23)            (0.47)
June 1, 2006 to May 31, 2007 ..........     $8.49          0.49           0.05             (0.49)
June 1, 2005 to May 31, 2006 ..........     $8.52          0.44          (0.03)            (0.44)
November 1, 2004 to May 31, 2005(4) ...     $8.69          0.22          (0.17)            (0.22)
November 1, 2003 to October 31, 2004 ..     $8.66          0.40           0.03             (0.40)
ULTRA SHORT-TERM INCOME FUND
Class A
June 1, 2008 to May 31, 2009(7) .......     $8.71          0.31          (0.68)            (0.31)
June 1, 2007 to May 31, 2008 ..........     $9.09          0.43          (0.37)            (0.44)
June 1, 2006 to May 31, 2007 ..........     $9.12          0.47          (0.02)            (0.48)
June 1, 2005 to May 31, 2006 ..........     $9.17          0.39          (0.02)            (0.42)
November 1, 2004 to May 31, 2005(4) ...     $9.21          0.16          (0.02)            (0.18)
November 1, 2003 to October 31, 2004 ..     $9.33          0.20          (0.07)            (0.25)
Class C
July 18, 20085 to May 31, 2009 ........     $8.57          0.21          (0.54)            (0.21)
Administrator Class
June 1, 2008 to May 31, 2009 ..........     $8.68          0.32          (0.68)            (0.32)
June 1, 2007 to May 31, 2008 ..........     $9.06          0.46          (0.38)            (0.46)
June 1, 2006 to May 31, 2007 ..........     $9.09          0.49          (0.02)            (0.50)
June 1, 2005 to May 31, 2006 ..........     $9.16          0.41          (0.05)            (0.43)
April 11, 20055 to May 31, 2005(4) ....     $9.16          0.05           0.00(6)          (0.05)
Institutional Class
June 1, 2008 to May 31, 2009 ..........     $8.71          0.33          (0.67)            (0.34)
June 1, 2007 to May 31, 2008 ..........     $9.09          0.47          (0.37)            (0.48)
June 1, 2006 to May 31, 2007 ..........     $9.12          0.51          (0.02)            (0.52)
June 1, 2005 to May 31, 2006 ..........     $9.17          0.43          (0.02)            (0.46)
November 1, 2004 to May 31, 2005(4) ...     $9.21          0.19          (0.02)            (0.21)
November 1, 2003 to October 31, 2004 ..     $9.33          0.24          (0.04)            (0.32)
Investor Class
June 1, 2008 to May 31, 2009 ..........     $8.71          0.31          (0.68)            (0.31)
June 1, 2007 to May 31, 2008 ..........     $9.09          0.43          (0.37)            (0.44)
June 1, 2006 to May 31, 2007 ..........     $9.12          0.47          (0.02)            (0.48)
June 1, 2005 to May 31, 2006 ..........     $9.17          0.38          (0.02)            (0.41)
November 1, 2004 to May 31, 2005(4) ...     $9.22          0.17          (0.03)            (0.19)
November 1, 2003 to October 31, 2004 ..     $9.34          0.22          (0.06)            (0.28)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 97


                                                            Financial Highlights

                  Ending       Ratio to Average Net Assets (Annualized)(1)
 Distributions   Net Asset   -----------------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
--------------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------

      0.00         $7.82          5.27%         1.08%     (0.27)%     0.81%     (0.89)%       46%         $  110,451
      0.00         $8.31          5.70%         1.20%     (0.34)%     0.86%      2.98%        59%         $   15,781
      0.00         $8.54          5.70%         1.22%     (0.36)%     0.86%      6.48%        50%         $   22,076
      0.00         $8.49          5.05%         1.20%     (0.25)%     0.95%      4.94%        60%         $   30,637
      0.00         $8.51          4.32%         1.23%     (0.14)%     1.09%      0.47%        31%         $   40,297
      0.00         $8.69          4.54%         1.20%     (0.08)%     1.12%      4.96%        71%         $   55,553

      0.00         $7.82          4.50%         1.76%     (0.20)%     1.56%     (1.70)%       46%         $   11,096
      0.00         $8.31          4.37%         1.97%     (0.41)%     1.56%      2.48%        59%         $       18

      0.00         $7.82          5.20%         1.13%     (0.29)%     0.84%     (0.91)%       46%         $  128,789
      0.00         $8.31          5.69%         1.34%     (0.48)%     0.86%      2.98%        59%         $   70,420
      0.00         $8.54          5.70%         1.39%     (0.53)%     0.86%      6.48%        50%         $   96,071
      0.00         $8.49          5.15%         1.37%     (0.51)%     0.86%      4.90%        60%         $  100,379
      0.00         $8.52          4.41%         1.15%     (0.14)%     1.01%      0.63%        31%         $  127,171
      0.00         $8.69          4.68%         1.03%     (0.04)%     0.99%      5.08%        71%         $  164,928


      0.00         $8.03          3.70%         0.93%     (0.23)%     0.70%     (4.27)%       32%         $   44,163
      0.00         $8.71          4.89%         1.08%     (0.35)%     0.73%      0.68%        48%         $   42,615
      0.00         $9.09          5.13%         1.06%     (0.26)%     0.80%      5.06%        28%         $   44,858
      0.00         $9.12          4.23%         1.06%     (0.26)%     0.80%      4.06%        26%         $   50,913
      0.00         $9.17          2.98%         1.15%     (0.12)%     1.03%      1.55%        17%         $   59,097
      0.00         $9.21          2.25%         1.17%     (0.05)%     1.12%      1.45%        26%         $   87,760

      0.00         $8.03          2.77%         1.64%     (0.19)%     1.45%     (3.85)%       32%         $    4,775

      0.00         $8.00          3.77%         0.81%     (0.26)%     0.55%     (4.15)%       32%         $   59,184
      0.00         $8.68          5.03%         0.90%     (0.33)%     0.57%      0.84%        48%         $   28,254
      0.00         $9.06          5.36%         0.88%     (0.28)%     0.60%      5.27%        28%         $   17,003
      0.00         $9.09          4.51%         0.88%     (0.28)%     0.60%      4.03%        26%         $    6,114
      0.00         $9.16          3.35%         0.83%     (0.24)%     0.59%      0.53%        17%         $      161

      0.00         $8.03          4.09%         0.59%     (0.24)%     0.35%     (3.93)%       32%         $   27,680
      0.00         $8.71          5.24%         0.63%     (0.28)%     0.35%      1.07%        48%         $   61,898
      0.00         $9.09          5.57%         0.61%     (0.26)%     0.35%      5.54%        28%         $   42,757
      0.00         $9.12          4.65%         0.61%     (0.26)%     0.35%      4.53%        26%         $   48,259
      0.00         $9.17          3.60%         0.51%     (0.09)%     0.42%      1.90%        17%         $   56,560
      0.00         $9.21          2.99%         0.41%     (0.03)%     0.38%      2.19%        26%         $   59,624

      0.00         $8.03          3.69%         0.99%     (0.24)%     0.75%     (4.32)%       32%         $  423,039
      0.00         $8.71          4.86%         1.21%     (0.43)%     0.78%      0.64%        48%         $  594,246
      0.00         $9.09          5.10%         1.23%     (0.39)%     0.84%      5.02%        28%         $  718,019
      0.00         $9.12          4.17%         1.23%     (0.39)%     0.84%      4.02%        26%         $  810,961
      0.00         $9.17          3.14%         0.99%     (0.12)%     0.87%      1.51%        17%         $1,006,961
      0.00         $9.22          2.49%         0.89%     (0.03)%     0.86%      1.71%        26%         $1,277,777

                      98 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2009, was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund. Each Fund is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes with respect to these expenses. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each, an "Acquisition", and collectively, the "Acquisitions"), as shown in the table below. Each Acquiring Fund was deemed to be the accounting survivor in each Acquisition.

Target Fund                                  Acquiring Fund
-----------                           ----------------------------
High Yield Bond Fund                  High Income Fund
Intermediate Government Income Fund   Government Securities Fund
Ultra Short-Duration Bond Fund        Ultra Short-Term Income Fund

The Acquisitions were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of each Target Fund on June 30, 2008. The Acquisitions were accomplished through the following steps.

In a tax-free exchange, the High Income Fund issued 5,562,533 of its Class A shares (valued at $52,435,301), 1,182,289 of of its Class B shares (valued at $11,143,933), and 852,390 of its Class C shares (valued at $8,039,807), in exchange for all of the assets and liabilities of the High Yield Bond Fund. The aggregate net assets of the High Yield Bond Fund, representing the aggregate net asset value of the Class A shares, Class B shares, and Class C shares of the High Yield Bond Fund, at the close of business on July 18, 2008 were valued at $71,619,041, and included $4,627,216 of net unrealized depreciation, and were combined with those of the High Income Fund.

The High Yield Bond Fund then liquidated by distributing (i) Class A shares of the High Income Fund pro rata to the High Yield Bond Fund shareholders holding Class A shares, (ii) Class B shares of the High Income Fund pro rata to the High Yield Bond Fund shareholders holding Class B shares, and (iii) Class C shares of the High Income Fund pro rata to the High Yield Bond Fund shareholders holding Class C shares. As a result, the High Yield Bond Fund shareholders received shares of their specified class of the High Income Fund with a total value equal to the value of their High Yield Bond Fund shares at the close of business on July 18, 2008.

In a tax-free exchange, the Government Securities Fund issued 10,207,680 of its Class A shares (valued at $107,805,358), 810,709 of its Class B shares (valued at $8,552,101), 646,475 of its Class C shares (valued at $6,800,230), and
18,621,269 of its Administrator Class shares (valued at $196,547,217), in exchange for all of the assets and liabilities of the Intermediate Government Income Fund. The aggregate net assets of the Intermediate Government Income Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C and Administrator shares of the Intermediate Government Income Fund, at the close of business on July 18, 2008 were valued at $319,704,906, and included $1,977,340 of net unrealized depreciation, and were combined with those of the Government Securities Fund.

                      Wells Fargo Advantage Income Funds 99


Notes to Financial Statements

The Intermediate Government Income Fund then liquidated by distributing (i) Class A shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Class A shares, (ii) Class B shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Class B shares, (iii) Class C shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Class C shares, and (iv) Administrator Class shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Administrator Class shares. As a result, the Intermediate Government Income Fund shareholders received shares of their specified class of the Government Securities Fund with a total value equal to the value of their Intermediate Government Income Fund shares at the close of business on July 18, 2008.

In a tax-free exchange, the Ultra Short-Term Income Fund issued 1,445,396 of its Class A shares (valued at $12,854,136), 250,315 of its Class C shares (valued at $2,226,701), and 530,940 of its Investor Class shares (valued at $4,707,096), in exchange for all of the assets and liabilities of the Ultra-Short Duration Bond Fund. The aggregate net assets of the Ultra-Short Duration Bond Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C shares and Class Z shares of the Ultra-Short Duration Bond Fund, at the close of business on July 18, 2008 were valued at $19,787,933 and included $1,498,862 of net unrealized depreciation, and were combined with those of the Ultra Short-Term Income Fund.

The Ultra-Short Duration Bond Fund then liquidated by distributing (i) Class A shares of the Ultra Short-Term Income Fund pro rata to the Ultra-Short Duration Bond Fund shareholders holding Class A and Class B shares, (ii) Class C shares of the Ultra Short-Term Income Fund pro rata to the Ultra-Short Duration Bond Fund shareholders holding Class C shares, and (iii) Investor Class shares of the Ultra Short-Term Income Fund pro rata to the Ultra-Short Duration Bond Fund shareholders holding Class Z shares. As a result, the Ultra-Short Duration Bond Fund shareholders received shares of their specified class of the Ultra Short-Term Income Fund with a total value equal to the value of their Ultra-Short Duration Bond Fund shares at the close of business on July 18, 2008.

In connection with the Acquisitions, each Target Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the High Income Fund, Government Securities Fund, and Ultra Short-Term Income Fund immediately after the Acquisitions totaled $339,684,063, $1,720,741,244, and $731,607,944 respectively.

In addition, effective at the close of business on June 20, 2008, the Advisor Class of the Government Securities Fund , High Income Fund, and the Ultra Short-Term Income Fund was renamed Class A and was modified to assume the features and attributes associated with Class A, including Class A exchange privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities

                     100 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

FAIR VALUATION MEASUREMENTS

In accordance with Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments in securities:

                                                                                       Total Fair
                                                                                       Value as of
INCOME FUNDS                              Level 1         Level 2        Level 3        05/31/09
------------                           ------------   --------------   -----------   --------------
GOVERNMENT SECURITIES FUND             $412,945,619   $2,650,905,315   $12,819,817   $3,076,670,751
HIGH INCOME FUND                         44,359,159      478,272,212     5,403,754      528,035,125
SHORT-TERM BOND FUND                     43,706,057      337,708,541     9,451,707      390,866,305
SHORT-TERM HIGH YIELD BOND FUND          39,430,879      228,261,921       182,227      267,875,027
ULTRA SHORT-TERM INCOME FUND             53,920,381      502,944,829    19,972,727      576,837,937

                     Wells Fargo Advantage Income Funds 101


Notes to Financial Statements

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds' investments in other financial instruments:*

                                                                     Total Unrealized
                                                                       Appreciation/
INCOME FUNDS                           Level 1   Level 2   Level 3    (Depreciation)
------------                           -------   -------   -------   ----------------
GOVERNMENT SECURITIES FUND             $67,669      $0        $0         $67,669
HIGH INCOME FUND                        86,872       0         0          86,872
SHORT-TERM BOND FUND                    34,861       0         0          34,861
SHORT-TERM HIGH YIELD BOND FUND              0       0         0               0
ULTRA SHORT-TERM INCOME FUND             7,547       0         0           7,547

* Other financial instruments may include: futures, options, sale commitments, and swaps.

The following a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                     SHORT-TERM      ULTRA
                                         GOVERNMENT          HIGH       SHORT-TERM   HIGH YIELD    SHORT-TERM
INCOME FUNDS                           SECURITIES FUND   INCOME FUND    BOND FUND     BOND FUND   INCOME FUND
------------                           ---------------   -----------   -----------   ----------   -----------
Balance as of 05/31/2008                $ 64,326,846     $ 6,889,207   $ 9,809,634    $276,598    $17,805,203
   Accrued discounts (premiums)                1,302          31,827           322           0            665
   Realized gain (loss)                   (4,094,469)       (419,605)     (399,007)    (26,457)      (889,978)
   Change in unrealized appreciation
      (depreciation)                      (9,982,713)     (1,042,001)   (1,076,629)    (92,770)    (1,591,589)
   Net purchases (sales)                 (37,431,149)        (85,774)   (1,109,367)     24,856     (2,545,788)
   Transfer in (out) of Level 3                    0          30,100     2,226,754           0      7,194,214
Balance as of 05/31/2009                $ 12,819,817     $ 5,403,754   $ 9,451,707    $182,227    $19,972,727

                                                                                     SHORT-TERM      ULTRA
                                          GOVERNMENT         HIGH      SHORT-TERM    HIGH YIELD   SHORT-TERM
                                       SECURITIES FUND   INCOME FUND    BOND FUND     BOND FUND   INCOME FUND
                                       ---------------   -----------   -----------   ----------   -----------
Change in unrealized appreciation
   (depreciation) relating to
    securities held at the end of
    reporting period                     $(9,982,713)    $(1,042,001)  $(1,073,201)   $(92,770)   $(1,591,589)

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

                     102 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At May 31, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and
Liabilities:

                                            Undistributed/          Undistributed Net
                                          overdistributed Net     Realized Gain/(Loss)
FUND                                   Investment Income (Loss)      on Investments      Paid-in Capital
----                                   ------------------------   --------------------   ---------------
GOVERNMENT SECURITIES FUND                    $9,011,381              $(9,011,381)        $          0
HIGH INCOME FUND                                (108,556)              78,381,470          (78,272,914)
SHORT-TERM BOND FUND                              17,867                  (17,867)                   0
SHORT-TERM HIGH YIELD BOND FUND                 (100,695)               5,899,246           (5,798,551)
ULTRA SHORT-TERM INCOME FUND                     329,197               20,775,242          (21,104,439)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2009.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2006; May 31, 2007; May 31, 2008; May 31, 2009) are subject to examination by the Internal Revenue Service and state departments of revenue.

                     Wells Fargo Advantage Income Funds 103


Notes to Financial Statements

At May 31, 2009, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                  Expiration    Capital Loss
FUND                                 Year      Carryforwards
----                              ----------   -------------
GOVERNMENT SECURITIES FUND           2012       $    599,009
                                     2013          8,423,067
                                     2014          5,950,495
                                     2015          3,154,334
                                     2016          3,078,336
HIGH INCOME FUND                     2010        279,017,279
                                     2011         28,016,734
                                     2013            869,486
                                     2014            266,573
                                     2015          7,773,739
                                     2016          3,607,384
                                     2017         16,489,349
SHORT-TERM BOND FUND                 2010        106,132,641
                                     2011          2,145,251
                                     2012            263,758
                                     2013            417,163
                                     2014            764,108
                                     2015          1,524,727
SHORT-TERM HIGH YIELD BOND FUND      2010         65,207,341
                                     2015             78,433
                                     2016          1,091,400
                                     2017          1,089,609
ULTRA SHORT-TERM INCOME FUND         2010        173,012,605
                                     2011         21,833,596
                                     2012         11,899,310
                                     2013             73,332
                                     2014             83,461
                                     2015         25,866,042
                                     2016          2,154,408
                                     2017          8,848,032

At May 31, 2009, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                    Deferred
                                  Post-October
FUND                              Capital Loss
----                              ------------
GOVERNMENT SECURITIES FUND         $11,487,570
HIGH INCOME FUND                    18,874,137
SHORT-TERM HIGH YIELD BOND FUND      5,080,417
ULTRA SHORT-TERM INCOME FUND         5,187,588

FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives through its investments in forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. This risk is mitigated by having a master netting

                     104 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

At May, 31, 2009, there were no forward foreign currency contracts.

FUTURES CONTRACTS

The Fund is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives through its investments in futures contracts. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At May 31, 2009, the following Funds held futures contracts:

                                                                                                         Net Unrealized
                                                                                             Notional     Appreciation
FUND                           Contracts               Type              Expiration Date      Amount     (Depreciation)
----                           ---------   ---------------------------   ---------------   -----------   --------------
GOVERNMENT SECURITIES FUND     200 Short   Two-Year US Treasury Notes    September 2009    $43,333,995      $(28,505)
                               229 Short   Five-Year US Treasury Notes   September 2009     26,538,518        96,174
HIGH INCOME BOND FUND          105 Short   Five-Year US Treasury Notes   September 2009     12,168,316        44,097
                                20 Short   Ten-Year US Treasury Notes    September 2009      2,382,775        42,775
SHORT-TERM BOND FUND            79 Long    Two-Year US Treasury Notes    September 2009     17,135,744        (7,556)
                               101 Short   Five-Year US Treasury Notes   September 2009     11,704,761        42,417
ULTRA SHORT-TERM INCOME FUND    11 Short   Two-Year US Treasury Notes    September 2009      2,384,229          (708)
                                57 Short   Two-Year US Treasury Notes    September 2009     12,350,189        (8,124)
                                39 Short   Five-Year US Treasury Notes   September 2009      4,519,660        16,379

The total notional amount of futures contracts in the tables above are representative of the volume of derivative activity during the year ended May 31, 2009.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as

                     Wells Fargo Advantage Income Funds 105


Notes to Financial Statements

U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the year ended May 31, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at May 31, 2009, are shown on the Statements of Assets and Liabilities.

INFLATION-INDEXED BONDS AND TIPS

Certain Funds invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

                     106 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

TERM LOANS

The Funds may invest in term loans. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2009, the following Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                   Defaulted SIVs
FUND                              ($ Market Value)   % of Net Assets
----                              ----------------   ---------------
GOVERNMENT SECURITIES FUND           $9,130,610           0.47%
HIGH INCOME FUND                        888,395           0.19%
SHORT-TERM BOND FUND                    641,916           0.19%
SHORT-TERM HIGH YIELD BOND FUND         119,057           0.05%
ULTRA SHORT-TERM INCOME FUND             95,648           0.02%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser are entitled to be paid a monthly fee at the following annual rates:

                     Wells Fargo Advantage Income Funds 107


Notes to Financial Statements

                                                          Advisory                                           Subadvisory
                                                         Fees (% of                                           Fees (% of
                                     Average Daily     Average Daily                      Average Daily     Average Daily
FUND                                  Net Assets        Net Assets)      Subadviser        Net Assets        Net Assets)
----                              ------------------   -------------   -------------   ------------------   -------------
GOVERNMENT SECURITIES FUND        First $500 million       0.400       Wells Capital   First $100 million       0.200
                                   Next $500 million       0.375       Management      Next $200 million        0.175
                                     Next $2 billion       0.350       Incorporated    Next $200 million        0.150
                                     Next $2 billion       0.325                       Over $500 million        0.100
                                      Over $5 billon       0.300
HIGH INCOME FUND                  First $500 million       0.500       Wells Capital   First $100 million       0.350
                                   Next $500 million       0.475       Management      Next $200 million        0.300
                                     Next $2 billion       0.450       Incorporated    Next $200 million        0.250
                                     Next $2 billion       0.425                       Over $500 million        0.200
                                      Over $5 billon       0.400
SHORT-TERM BOND FUND              First $500 million       0.400       Wells Capital   First $100 million       0.150
                                   Next $500 million       0.375       Management      Next $200 million        0.100
                                     Next $2 billion       0.350       Incorporated    Over $300 million        0.050
                                     Next $2 billion       0.325
                                      Over $5 billon       0.300
SHORT-TERM HIGH YIELD BOND FUND   First $500 million       0.500       Wells Capital   First $100 million       0.350
                                   Next $500 million       0.475       Management      Next $200 million        0.300
                                     Next $2 billion       0.450       Incorporated    Next $200 million        0.250
                                     Next $2 billion       0.425                       Over $500 million        0.200
                                      Over $5 billon       0.400
ULTRA SHORT-TERM INCOME FUND      First $500 million       0.400       Wells Capital   First $100 million       0.150
                                   Next $500 million       0.375       Management      Next $200 million        0.100
                                     Next $2 billion       0.350       Incorporated    Over $300 million        0.050
                                     Next $2 billion       0.325
                                     Over $5 billion       0.300

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                         Administration Fees
                        Average Daily       (% of Average
                         Net Assets       Daily Net Assets)
                      ----------------   -------------------
Fund Level            First $5 billion           0.05
                      Next $5 billion            0.04
                      Over $10 billion           0.03
Class A*              All asset levels           0.18
Class B*              All asset levels           0.18
Class C*              All asset levels           0.18
Administrator Class   All asset levels           0.10
Institutional Class   All asset levels           0.08
Investor Class**      All asset levels           0.23

* Effective June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C was reduced by 0.10%, to 0.18%. Prior to June 2, 2008, the class level administration fee for Class A, Class B and Class C was 0.28%.

** Effective June 2, 2008, the class-level administration fee for Investor Class was reduced by 0.17% to 0.23%. Prior to June 2, 2008, the class level administration fee for Investor Class was 0.40%.

                     108 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                     % of Average
                   Daily Net Assets
                   ----------------
All Income Funds         0.02

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                      % of Average
SHARE CLASS                                                         Daily Net Assets
-----------                                                         ----------------
Class A, Class B, Class C, Administrator Class and Investor Class         0.25

For the year ended May 31, 2009, shareholder servicing fees paid were as follows. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

FUND                               Class A   Class B   Class C   Administrator Class   Investor Class
----                              --------   -------   -------   -------------------   --------------
GOVERNMENT SECURITIES FUND        $425,656   $14,151   $29,364         $657,050          $2,356,637
HIGH INCOME FUND                   138,565    16,903    15,553               NA             414,866
SHORT-TERM BOND FUND                31,337        NA       752               NA             625,709
SHORT-TERM HIGH YIELD BOND FUND    120,068        NA     5,035               NA             163,330
ULTRA SHORT-TERM INCOME FUND       104,350        NA     4,429           94,480           1,228,195

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each fund, at an annual rate of 0.75% of average daily net assets.

For the year ended May 31, 2009, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES AND EXPENSES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed through September 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. These net operating expense ratios during the year ended May 31, 2009, were as follows:

                     Wells Fargo Advantage Income Funds 109


Notes to Financial Statements

                                                           Net Operating
                                                           Expense Ratios
                                                      -----------------------
                                                                Administrator   Institutional   Investor
FUND                              Class A   Class B   Class C       Class           Class         Class
----                              -------   -------   -------   -------------   -------------   --------
GOVERNMENT SECURITIES FUND        0.90%      1.65%    1.65%(1)      0.70%           0.48%       0.95%
HIGH INCOME FUND                  0.90%(2)   1.65%    1.65%           NA            0.50%       0.95%(3)
SHORT-TERM BOND FUND              0.80%        NA     1.55%           NA            0.48%       0.85%
SHORT-TERM HIGH YIELD BOND FUND   0.81%(4)     NA     1.56%           NA              NA        0.86%
ULTRA SHORT-TERM INCOME FUND      0.70%        NA     1.45%         0.55%           0.35%       0.75%

(1.) Effective June 20, 2008, the net operating expense ratio for the Government
     Securities Fund Class C decreased from 1.70% to 1.65%.

(2.) Effective October 1, 2008, the net operating expense ratio for the High
     Income Fund Class A increased from 0.86% to 0.90%. The blended net operating expense ratio for the year ended May 31, 2009 is 0.89%.

(3.) Effective October 1, 2008, the net operating expense ratio for the High
     Income Fund Investor Class increased from 0.86% to 0.95%. The blended net operating expense ratio for the year ended May 31, 2009 is 0.92%.

(4.) Effective June 20, 2008, the net operating expense ratio for the Short-Term
     High Yield Bond Fund Class A decreased from 0.86% to 0.81%.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2009, were as follows:

FUND                              Purchases at Cost   Sales Proceeds
----                              -----------------   --------------
GOVERNMENT SECURITIES FUND          $7,845,354,881    $7,676,745,742
HIGH INCOME FUND                       299,754,359       160,852,735
SHORT-TERM BOND FUND                   168,057,698       150,048,400
SHORT-TERM HIGH YIELD BOND FUND        205,803,399        49,414,930
ULTRA SHORT-TERM INCOME FUND           182,642,202       253,142,298

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest under the credit agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended credit agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the year ended May 31, 2009, Government Securities Fund paid a total of $4,567 and Short-Term High Yield Bond Fund paid a total of $925 in interest on the following borrowings under this agreement. There were no outstanding loans under the credit agreement as of May 31, 2009.

                                                Weighted Average
FUND                              Loan Amount     Interest Rate
----                              -----------   ----------------
GOVERNMENT SECURITIES FUND        $36,000,000         2.16%
SHORT-TERM HIGH YIELD BOND FUND    12,000,000         2.78%

                     110 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2009 and May 31, 2008 was as follows:

                                    ORDINARY      LONG-TERM    DIVIDENDS PAID
                                    INCOME      CAPITAL GAIN    ON REDEMPTION      TOTAL
FUND                                  2009          2009            2009            2009
----                              -----------   ------------   --------------   -----------
GOVERNMENT SECURITIES FUND        $80,794,476        $0              $0         $80,794,476
HIGH INCOME FUND                   26,691,579         0               0          26,691,579
SHORT-TERM BOND FUND               13,518,351         0               0          13,518,351
SHORT-TERM HIGH YIELD BOND FUND     6,355,647         0               0           6,355,647
ULTRA SHORT-TERM INCOME FUND       23,533,351         0               0          23,533,351

                                    ORDINARY      LONG-TERM    DIVIDENDS PAID
                                    INCOME      CAPITAL GAIN    ON REDEMPTION      TOTAL
FUND                                  2008          2008            2008            2008
----                              -----------   ------------   --------------   -----------
GOVERNMENT SECURITIES FUND        $62,932,980         0               0         $62,932,980
HIGH INCOME FUND                   21,301,151         0               0          21,301,151
SHORT-TERM BOND FUND               18,077,026         0               0          18,077,026
SHORT-TERM HIGH YIELD BOND FUND     5,218,131         0               0           5,218,131
ULTRA SHORT-TERM INCOME FUND       38,899,180         0               0          38,899,180

As of May 31, 2009, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles, and cost basis adjustments related to premium amortization (only to funds that have elected not to amortize premium for tax purposes).

                                                    UNDISTRIBUTED     UNREALIZED
                                   UNDISTRIBUTED      LONG-TERM      APPRECIATION     CAPITAL LOSS
FUND                              ORDINARY INCOME        GAIN       (DEPRECIATION)   CARRYFORWARD*       TOTAL
----                              ---------------   -------------   --------------   -------------   -------------
GOVERNMENT SECURITIES FUND          $18,430,487           $0         $  5,828,966    $ (32,692,811)  $  (8,433,358)
HIGH INCOME FUND                      1,229,489            0          (17,375,006)    (354,914,681)   (371,060,198)
SHORT-TERM BOND FUND                    160,316            0          (22,581,957)    (111,247,648)   (133,669,289)
SHORT-TERM HIGH YIELD BOND FUND         148,823            0              762,056      (72,547,200)    (71,636,321)
ULTRA SHORT-TERM INCOME FUND            103,000            0          (81,618,170)    (248,958,374)   (330,473,544)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) which totaled more than $35 million as of May 2009. Funds Management has paid these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

                     Wells Fargo Advantage Income Funds 111


Notes to Financial Statements

8. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly"("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

                     112 Wells Fargo Advantage Income Funds


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, and Ultra Short-Term Income Fund, (collectively the "Funds"), five of the Funds constituting the Wells Fargo Funds Trust, as of May 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year October 31, 2004, were audited by other auditors whose report dated December 6, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2009, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LLP)

Philadelphia, Pennsylvania
July 24, 2009

                     Wells Fargo Advantage Income Funds 113


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 871(k)(1)(c) of the Code, the Fund(s) designate the following amount(s) of their income dividends paid during the year ended May 31, 2009, as interest-related dividends:

                                  Interest-Related
FUND                                  Dividends
----                              ----------------
GOVERNMENT SECURITIES FUND           $74,850,042
HIGH INCOME FUND                      24,027,263
SHORT-TERM BOND FUND                  11,879,571
SHORT-TERM HIGH YIELD BOND FUND        4,812,811
ULTRA SHORT-TERM INCOME FUND          21,660,099

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund(s) listed below designates the following amounts as short-term capital gain dividends for the year ended May 31, 2009:

                                        Short-Term
FUND                              Capital Gain Dividends
----                              ----------------------
GOVERNMENT SECURITIES FUND              $4,856,276

114 Wells Fargo Advantage Income Funds


                          Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), Members of the Advisory Board of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees, Advisory Board Members and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee, Advisory Board Member and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee, Advisory Board Member and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                          Position Held and
Name and Age              Length of Service(2)        Principal Occupations During Past Five Years      Other Directorships
-----------------------   -------------------------   -----------------------------------------------   -------------------
Peter G. Gordon           Trustee, since 1998;        Co-Founder, Chairman, President and CEO of        None
66                        Chairman, since 2005        Crystal Geyser Water Company.
                          (Lead Trustee since 2001)

Isaiah Harris, Jr.        Trustee, since 2009         Retired. Prior thereto, President and CEO of      CIGNA Corporation;
56                                                    BellSouth Advertising and Publishing Corp.        Deluxe Corporation
                                                      from 2005 to 2007, President and CEO of
                                                      BellSouth Enterprises from 2004 to 2005 and
                                                      President of BellSouth Consumer Services from
                                                      2000 to 2003. Currently a member of the Iowa
                                                      State University Foundation Board of Governors
                                                      and a member of the Advisory Board of Iowa
                                                      State University School of Business.

Judith M. Johnson         Trustee, since 2008         Retired. Prior thereto, Chief Executive           None
60                                                    Officer and Chief Investment Officer of
                                                      Minneapolis Employees Retirement Fund from
                                                      1996 to 2008. Ms. Johnson is a certified
                                                      public accountant and a certified managerial
                                                      accountant.

David F. Larcker          Trustee, since 2009         James Irvin Miller Professor of Accounting at     None
58                                                    the Graduate School of Business, Stanford
                                                      University. Director of Corporate Governance
                                                      Research Program and Co-Director of The Rock
                                                      Center for Corporate Governance since 2006.
                                                      From 2005 to 2008, Professor of Accounting at
                                                      the Graduate School of Business, Stanford
                                                      University. Prior thereto, Ernst & Young
                                                      Professor of Accounting at The Wharton School,
                                                      University of Pennsylvania from 1985 to 2005.

Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and Risk Management,       None
56                                                    Wharton School, University of Pennsylvania.
                                                      Director of the Boettner Center on Pensions
                                                      and Retirement Research. Research associate
                                                      and board member, Penn Aging Research Center.
                                                      Research associate, National Bureau of
                                                      Economic Research.

                               Wells Fargo Advantage Income Funds 115


Other Information (Unaudited)

                          Position Held and
Name and Age              Length of Service(2)        Principal Occupations During Past Five Years      Other Directorships
-----------------------   -------------------------   -----------------------------------------------   -------------------
Timothy J. Penny          Trustee, since 1996         President and CEO of Southern Minnesota           None
57                                                    Initiative Foundation, a non-profit
                                                      organization since 2007 and Senior Fellow at
                                                      the Humphrey Institute Policy Forum at the
                                                      University of Minnesota since 1995. Member of
                                                      the Board of Trustees of NorthStar Education
                                                      Finance, Inc., a non-profit organization,
                                                      since 2007.

Donald C. Willeke         Trustee, since 1996         Principal of the law firm of Willeke &            None
68                                                    Daniels. General Counsel of the Minneapolis
                                                      Employees Retirement Fund from 1984 to
                                                      present.

OFFICERS

                          Position Held and
Name and Age              Length of Service(2)        Principal Occupations During Past Five Years      Other Directorships
-----------------------   -------------------------   -----------------------------------------------   -------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of Wells Fargo Bank,     None
50                                                    N.A. and President of Wells Fargo Funds
                                                      Management, LLC since 2003. Senior Vice
                                                      President and Chief Administrative Officer of
                                                      Wells Fargo Funds Management, LLC from 2001 to
                                                      2003.

C. David Messman          Secretary, since 2000;      Senior Vice President and Secretary of Wells      None
48                        Chief Legal Officer,        Fargo Funds Management, LLC since 2001.
                          since 2003                  Managing Counsel of Wells Fargo Bank, N.A.
                                                      since 2000.

David Berardi(4)          Treasurer and               Vice President of Evergreen Investment            None
34                        Assistant Treasurer,        Management Company, LLC since 2008. Assistant
                          since 2009                  Vice President of Evergreen Investment
                                                      Services, Inc. from 2004 to 2008. Manager of
                                                      Fund Reporting and Control for Evergreen
                                                      Investment Management Company, LLC since 2004.

Jeremy DePalma(4)         Treasurer and               Senior Vice President of Evergreen Investment     None
35                        Assistant Treasurer,        Management Company, LLC since 2008. Vice
                          since 2009                  President, Evergreen Investment Services, Inc.
                                                      from 2004 to 2007. Assistant Vice President,
                                                      Evergreen Investment Services, Inc. from 2000
                                                      to 2004 and the head of the Fund Reporting and
                                                      Control Team within Fund Administration since
                                                      2005.

Stephen W. Leonhardt(3)   Treasurer, since 2007       Vice President and Manager of Fund Accounting,    None
49                                                    Reporting and Tax for Wells Fargo Funds
                                                      Management, LLC since 2007. Director of Fund
                                                      Administration and SEC Reporting for TIAA-CREF
                                                      from 2005 to 2007. Chief Operating Officer for
                                                      UMB Fund Services, Inc. from 2004 to 2005.
                                                      Controller for Sungard Transaction Networks
                                                      from 2002 to 2004.

Debra Ann Early           Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo Funds     None
44                        since 2007                  Management, LLC since 2007. Chief Compliance
                                                      Officer of Parnassus Investments from 2005 to
                                                      2007. Chief Financial Officer of Parnassus
                                                      Investments from 2004 to 2007. Senior Audit
                                                      Manager of PricewaterhouseCoopers LLP from
                                                      1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Resigned effective June 1, 2009.

(4.) Effective June 1, 2009.

                     116 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

GOVERNMENT SECURITIES FUND, HIGH INCOME FUND, SHORT-TERM BOND FUND, SHORT-TERM HIGH YIELD BOND FUND AND ULTRA SHORT-TERM INCOME FUND

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each Fund was better than or not appreciably below the median performance of each Fund's Universe for all time periods.

                     Wells Fargo Advantage Income Funds 117


Other Information (Unaudited)

The Board received and considered information regarding the Funds' contractual advisory fees, and net operating expense ratio and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratios for each Fund, except the Short-Term Bond Fund, were lower than or in range of each Fund's Expense Group's median net operating expense ratios. The Board also noted that the net operating expense ratio for the Investor Class Shares Short-Term Bond Fund was higher than its Expense Group's median net operating expense ratio. The Board received an explanation of the factors contributing to the higher net operating expense ratio for Short-Term Bond Fund.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Expense Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreement. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scales with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

                     118 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                     Wells Fargo Advantage Income Funds 119


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

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

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

(GRAPHIC)   REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE             THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR
FUNDS is available free upon request. To obtain          THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS.
literature, please write, e-mail, visit the              IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT
Funds' Web site, or call:                                MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS
                                                         CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL
WELLS FARGO ADVANTAGE FUNDS                              1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT
P.O. Box 8266                                            www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT
Boston, MA 02266-8266                                    OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE
E-mail: wfaf@wellsfargo.com                              INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN
                                                         BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE
Web site: www.wellsfargo.com/advantagefunds              YOU INVEST OR SEND MONEY.
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1-866-765-0778   "Dow Jones"and "Dow Jones Target Date Indexes"are service marks of Dow
                                                         Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The
                                                         Dow Jones Target Date Indexes are based in part on the Barclays Capital
                                                         Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo
                                                         Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date
                                                         Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones or
                                                         Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s)
                                                         and/or about the quality, accuracy, and/or completeness of the Dow Jones
                                                         Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL
                                                         DOW JONES, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY
                                                         FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING
                                                         LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                         Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo
                                                         & Company, provides investment advisory and administrative services for
                                                         Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an
                                                         affiliate of Wells Fargo & Company.

                                                                                                                   (GRAPHIC)
                                                    NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE  Printed on Recycled paper

(C) 2009 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds    116357 07-09
                                                                                                       AINL/AR104 5-09

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, May 31, 2009, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================
(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2008 and May 31, 2009 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         For the fiscal years ended May 31, 2008 and May 31, 2009, the Audit Fees were $1,926,450 and $1,798,020, respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended May 31, 2008 and May 31, 2009 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2008 and May 31, 2009 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

          For the fiscal years ended May 31, 2008 and May 31, 2009, the Tax Fees were $118,080 and $109,500 respectively. The incurred Tax Fees are comprised of excise tax review services.

          For the fiscal years ended May 31, 2008 and May 31, 2009, the Tax Fees were $ 196,440 and $182,725 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended May 31, 2008 and May 31, 2009.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f) Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended May 31, 2008 and May 31, 2009, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

          For the fiscal years ended May 31, 2008 and May 31, 2009, the Registrant incurred non-audit fees in the amount of $120,000 and $70,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

          For the fiscal years ended May 31, 2008 and May 31, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $50,000 and $45,000, respectively. The non-audit fees for the year ended May 31, 2008 consist of procedure reviews for pending mergers associated with fund reorganizations. The non-audit fees for the year-ended May 31, 2009 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

          For the fiscal year ended May 31, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $135,000. The non-audit fees for the year ended May 31, 2009 consist of procedure reviews for pending mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.


ITEM 11. CONTROLS AND PROCEDURES
================================
 (a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Wells Fargo Funds Trust

                                                     By:    /s/ Karla M. Rabusch

                                                            Karla M. Rabusch
                                                            President

                                                            Date: July 21, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                                     By:    /s/ Karla M. Rabusch

                                                            Karla M. Rabusch
                                                             President

                                                            Date: July 21, 2009


                                                     By:   /s/ Jeremy M. DePalma


                                                            Jeremy M. DePalma
                                                            Treasurer

                                                            Date: July 21, 2009


                                                     By:   /s/ David S. Berardi


                                                            David S. Berardi
                                                            Treasurer

                                                            Date: July 21, 2009